Filed Pursuant to Rule 497
Registration No. 333-196526

PROSPECTUS SUPPLEMENT

(to Prospectus dated September 11, 2015)

Up to $20,000,000

Saratoga Investment Corp.

7.50% Notes due 2020

We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments.

On May 29, 2015 we entered into a Debt Distribution Agreement, pursuant to which we may offer for sale, from time to time, up to $20,000,000 in aggregate principal amount of 7.50% fixed-rate notes due 2020, which we refer to as the “Notes,” through Ladenburg Thalmann & Co. Inc., acting as our sales agent. Sales of the Notes, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange at prices related to prevailing market prices or at negotiated prices. If any of the Notes are sold at prices above the par value of $25 per Note, the effective yield on such Notes to the purchasers may be less than 7.50%.

As of October 13, 2015, the aggregate market value of our outstanding common stock held by non-affiliates, or the public float, was approximately $59.2 million which was calculated based on 3,580,172 shares of outstanding common stock held by non-affiliates and on a price per share of $16.56, the closing price of our common stock on October 13, 2015. Pursuant to certain SEC rules, in no event will we sell our securities in a public primary offering with a value exceeding more than one-third of our public float in any 12-month period so long as our public float remains below $75.0 million. We have not offered any securities pursuant to the SEC rules noted above during the 12 calendar months prior to and including the date of this prospectus supplement.

Ladenburg Thalmann & Co. Inc. will receive a commission from us equal to 2.0% of the gross sales price of any Notes sold through Ladenburg Thalmann & Co. Inc. under the Debt Distribution Agreement. Ladenburg Thalmann & Co. Inc. is not required to sell any specific principal amount of Notes, but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the Notes offered by this prospectus supplement and the accompanying prospectus. See “Plan of Distribution” beginning on page S-74 of this prospectus supplement.

The Notes will mature on May 31, 2020. We will pay interest on the Notes on February 15, May 15, August 15 and November 15 of each year. Interest on the Notes will accrue from the most recent interest payment date immediately preceding the date of issuance of the Notes from time to time, except that, if you purchase Notes after the record dates noted below (or your settlement of a purchase of Notes otherwise occurs after such record date), your Notes will not accrue interest for the period from such purchase date to the interest payment date immediately following such record date. The interest payable on each interest payment date will be paid only to holders of record of the Notes at the close of business on February 1, May 1, August 1, and November 1 of each year, as the case may be, immediately preceding the applicable interest payment date. As a general matter, holders of the Notes will not be entitled to receive any payments of principal on the Notes prior to the stated maturity date. We may redeem the Notes in whole or in part at any time or from time to time on or after May 31, 2016, at the redemption price set forth under “Specific Terms of the Notes and the Offering—Optional redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Notes offered hereby will be a further issuance of, are fungible with, rank equally in right of payment with, and form a single series for all purposes under the indenture including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with approximately $48,300,000 in aggregate principal amount of 7.5% fixed-rate notes due 2020, initially issued by us in May 2013, or the “Existing Notes.” The Existing Notes, as well as any newly issued Notes, will mature on May 31, 2020, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after May 31, 2016. The Notes will have terms identical to the Existing Notes and will have the same CUSIP number as, and will be fungible and vote together with, the Existing Notes immediately upon issuance. From May 29, 2015, the date that we commenced this offering, through October 13, 2015, the Company sold 373,191 Notes in an aggregate principal amount of $9,329,775 at an average price of $25.35 for aggregate net proceeds of $9,269,376 (net of transaction costs).

The Existing Notes are listed on the New York Stock Exchange, or the NYSE, and trade on the NYSE under the symbol “SAQ.” We intend to list the Notes offered hereby on the NYSE under the same trading symbol. The Notes are expected to trade “flat,” which means that purchasers in the secondary market will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not reflected in the trading price.

On October 13, 2015, there were 2,305,191 Notes issued and outstanding and the last reported sales price on the NYSE was $25.04 per Note.

The Notes will be our direct unsecured obligations and rank pari passu, or equal in right of payment, with all outstanding and future unsecured unsubordinated indebtedness issued by us. We currently do not have any indebtedness outstanding that is subordinated to the Notes and have no intention of issuing any such subordinated indebtedness. The Notes will be effectively subordinated, or junior in right of payment, to our future secured indebtedness and structurally subordinated, or junior in right of payment, to all existing and future indebtedness and other obligations of any of our subsidiaries. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and any indebtedness of any future subsidiaries may assert rights of payment prior to the holders of the Notes. See the related disclosure in “Supplementary Risk Factors” beginning on page S-21 of this prospectus supplement.

The Notes will not be rated by a rating agency and, as a result, the lack of a rating on the Notes may subject the Notes to greater price volatility.

Substantially all of the debt investments held in our portfolio hold a non-investment grade rating by one or more rating agencies (which non-investment grade debt is commonly referred to as “high yield” and “junk debt”) or, if not rated, would be rated below investment grade and “junk” if rated. A majority of our debt portfolio consists of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. A substantial amount of our subordinated debt and preferred equity investments pay payment-in-kind interest, which creates negative amortization on a loan, resulting in an increase in the amounts that our portfolio companies will ultimately be required to pay us. In addition, a majority of our debt investments had variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate. As a result, significant increases in such benchmarks in the future may make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

Please read this prospectus supplement and the accompanying prospectus before investing in our Notes and keep each for future reference. This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor ought to know before investing in our Notes. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 535 Madison Avenue, New York, New York 10017, by telephone at (212) 906-7800, or on our website at http://www.saratogainvestmentcorp.com. Information contained on our website is not incorporated by referenced into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains information about us.

Investing in our securities involves a high degree of risk and should be considered speculative. For more information regarding the risks you should consider, including the risk of leverage, please see “Supplementary Risk Factors” on page S-21 of this prospectus supplement and “Risk Factors ” on page 22 of the accompanying prospectus. For example, our investment in the subordinated notes of one collateralized loan obligation fund, Saratoga Investment Corp. CLO 2013-1, Ltd., represents a first loss position in a portfolio that is composed predominantly of senior secured first lien term loans. A first loss position means that we will suffer the first economic losses if losses are incurred on loans held by the collateralized loan obligation fund or losses are otherwise incurred by the collateralized loan obligation fund, including its incurrence of operating expenses in excess of its operating income.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about the third trading date following the date of the purchase.

Ladenburg Thalmann

Prospectus Supplement dated October 14, 2015

PROSPECTUS SUPPLEMENT

PROSPECTUS

ABOUT THIS PROSPECTUS SUPPLEMENT

We have filed with the SEC a registration statement on Form N-2 (File No. 333-196526) utilizing a shelf registration process relating to the securities described in this prospectus supplement, which registration statement was most recently declared effective on September 11, 2015. This document is in two parts. The first part is the prospectus supplement, which describes the terms of this offering of Notes and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from or is additional to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. Please carefully read this prospectus supplement and the accompanying prospectus together with the additional information described under the headings “Available Information” and “Supplementary Risk Factors” included in this prospectus supplement and under the headings “Available Information” and “Risk Factors” in the accompanying prospectus before investing in the Notes.

Neither we nor the Ladenburg Thalmann & Co. Inc. have authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and the accompanying prospectus is accurate as of the dates on their respective covers. Our financial condition, results of operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus to reflect any material changes subsequent to the date of this prospectus supplement and the accompanying prospectus and prior to the completion of any offering pursuant to this prospectus supplement and the accompanying prospectus.

SUMMARY

The following summary contains basic information about the offering of our Notes pursuant to this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all the information that is important to you. For a more complete understanding of the offering of our Notes pursuant to this prospectus supplement, we encourage you to read this entire prospectus supplement and the accompanying prospectus, and the documents to which we have referred in this prospectus supplement and the accompanying prospectus. Together, these documents describe the specific terms of the Notes we are offering. You should carefully read the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the accompanying prospectus, and “Supplementary Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements included in this prospectus supplement.

On May 10, 2013, we and U.S. Bank National Association, or the “Trustee,” entered into the first supplemental indenture, or the “first supplemental indenture,” to the indenture, or the “base indenture,” between us and the Trustee, dated May 10, 2013, relating to our issuance, offer and sale of approximately $48.3 million aggregate principal amount of 7.5% fixed-rate notes due 2020, or the “Existing Notes.” We refer to the base indenture, along with the first supplemental indenture thereto, as the “indenture.” We will issue the Notes offered hereby under the same first supplemental indenture. The Notes offered hereby will be a further issuance of, rank equally in right of payment with, and form a single series for all purposes under the Indenture, including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with the Existing Notes. Unless otherwise indicated, the Notes offered hereby and the Existing Notes are collectively referred to herein as the “Notes.”

Except where the context requires otherwise, the terms “we,” “us,” “our,” the “Company,” or “Saratoga” refer to Saratoga Investment Corp. and its wholly owned subsidiaries, Saratoga Investment Funding LLC and Saratoga Investment Corp. SBIC LP, and does not refer to Saratoga Investment Corp. CLO 2013-1 Ltd. In addition, the terms “Saratoga Investment Advisors” and “investment adviser” refer to Saratoga Investment Advisors, LLC, our external investment adviser.

Overview

We are a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by private U.S. middle-market companies, which we define as companies having annual EBITDA (earnings before interest, taxes, depreciation and amortization) of between $5 million and $50 million, both through direct lending and through participation in loan syndicates. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments. We are externally managed and advised by Saratoga Investment Advisors, LLC, a New York-based investment firm affiliated with Saratoga Partners, a middle market private equity investment firm.

Our portfolio is comprised primarily of investments in leveraged loans (both first and second lien term loans) issued by middle market companies. Term loans are loans that do not allow the borrowers to repay all or a portion of the loans prior to maturity and then re-borrow such repaid amounts under the loan again. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. Leveraged loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. We also purchase mezzanine debt and make equity investments in middle market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company.

While our primary focus is to generate current income and capital appreciation from our debt and equity investments in middle market companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, including securities of companies in bankruptcy, foreign debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds.

As of August 31, 2015 we had total assets of $268.3 million and investments in 32 portfolio companies and an additional investment in the subordinated notes of one collateralized loan obligation fund, Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”), which investment had a fair value of $16.8 million as of August 31, 2015. The overall portfolio composition as of August 31, 2015 consisted of 6.6% of syndicated loans, 62.1% of first lien term loans, 16.7% of second lien term loans, 0.1% of unsecured notes, 6.6% of subordinated notes of Saratoga CLO and 7.9% of common equity. As of August 31, 2015, the weighted average yield on all of our debt investments, including our investment in the subordinated notes of Saratoga CLO, was approximately 12.6%. As of August 31, 2015 approximately 98.3% of our first lien debt investments were fully collateralized in the sense that the portfolio companies in which we held such investments had an enterprise value or our investment had an asset coverage equal to or greater than the principal amount of the related debt investment. Our investment in the subordinated notes of Saratoga CLO represents a first loss position in a portfolio that, at August 31, 2015, was composed of $313.9 million in aggregate principal amount of predominantly senior secured first lien term loans. A first loss position means that we will suffer the first economic losses if losses are incurred on loans held by the Saratoga CLO. As a result, this investment is subject to unique risks. See “Risk Factors—Our investment in Saratoga CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility.”

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). As a BDC, we are required to comply with various regulatory requirements, including limitations on our use of debt. We finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

We have elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

In addition, we have a wholly-owned subsidiary that is licensed as a small business investment company (“SBIC”) and regulated by the Small Business Administration (“SBA”). See “Regulation—Small Business Investment Company Regulations.” The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We received exemptive relief from the Securities and Exchange Commission to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $150 million more than we would otherwise be able to absent the receipt of this exemptive relief.

The Investment Adviser

Our investment adviser was formed in 2010 as a Delaware limited liability company and became our investment adviser in July 2010. Our investment adviser is led by four principals, Christian L. Oberbeck, Michael J. Grisius, Thomas V. Inglesby, and Charles G. Phillips, with 26, 24, 27 and 17 years of experience in leveraged finance, respectively. Our investment adviser is affiliated with Saratoga Partners, a middle market private equity investment firm. Saratoga Partners was established in 1984 to be the middle market private investment arm of

Dillon Read & Co. Inc. and has been independent of Dillon Read since 1998. Saratoga Partners has a 28-year history of private investments in middle market companies and focuses on public and private equity, preferred stock, and senior and mezzanine debt investments.

We utilize the personnel, infrastructure, relationships and experience of Saratoga Investment Advisors to enhance the growth of our business. We currently have no employees and each of our executive officers is also an officer of Saratoga Investment Advisors.

We have entered into an investment advisory and management agreement with Saratoga Investment Advisors. Pursuant to the investment advisory and management agreement, Saratoga Investment Advisors implements our business strategy on a day-to-day basis and performs certain services for us under the direction of our board of directors. Saratoga Investment Advisors is responsible for, among other duties, performing all of our day-to-day investment-related functions, determining investment criteria, sourcing, analyzing and executing investments, asset sales, financings and performing asset management duties.

Saratoga Investment Advisors has formed an investment committee to advise and consult with its senior management team with respect to our investment policies, investment portfolio holdings, financing and leveraging strategies and investment guidelines. We believe that the collective experience of the investment committee members across a variety of fixed income asset classes will benefit us. The investment committee must unanimously approve all investments in excess of $1 million made by us. In addition, all sales of our investments must be approved by three out of four investment committee members. The current members of the investment committee are Messrs. Oberbeck, Grisius, Inglesby, and Phillips.

Investments

Our portfolio is comprised primarily of investments in leveraged loans issued by middle market companies. Investments in middle market companies are generally less liquid than equivalent investments in companies with larger capitalizations. These investments are sourced in both the primary and secondary markets through a network of relationships with commercial and investment banks, commercial finance companies and financial sponsors. The leveraged loans that we purchase are generally used to finance buyouts, acquisitions, growth, recapitalizations and other types of transactions. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. Leveraged loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. For a discussion risks pertaining to our secured investments, see “Risk Factors—Our investments may be risky, and you could lose all or part of our investment.”

As part of our long-term strategy, we also purchase mezzanine debt and make equity investments in middle market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company. See “Risk Factors—If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies defaults on their indebtedness.”

Substantially all of the debt investments held in our portfolio hold a non-investment grade rating by one or more rating agencies (which non-investment grade debt is commonly referred to as “high yield” and “junk” debt) or, if not rated, would be rated below investment grade and “junk” if rated. As of August 31, 2015, 55.01% of our debt portfolio at fair value consisted of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, 61.44% of our debt investments at August 31, 2015 had variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate. As a result, significant increases in such benchmarks in the future may make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

While our primary focus is to generate current income and capital appreciation from our debt and equity investments in middle market companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds.

Prospective portfolio company characteristics

Our investment adviser generally selects portfolio companies with one or more of the following characteristics:

•	a history of generating stable earnings and strong free cash flow;

•	well-constructed balance sheets, including an established tangible liquidation value;

•	reasonable debt-to-cash flow multiples;

•	industry leadership with competitive advantages and sustainable market shares in attractive sectors; and

•	capital structures that provide appropriate terms and reasonable covenants.

Investment selection

In managing us, Saratoga Investment Advisors employs the same investment philosophy and portfolio management methodologies used by Saratoga Partners. Through this investment selection process, based on quantitative and qualitative analysis, Saratoga Investment Advisors seeks to identify portfolio companies with superior fundamental risk-reward profiles and strong, defensible business franchises with the goal of minimizing principal losses while maximizing risk-adjusted returns. Saratoga Investment Advisors’ investment process emphasizes the following:

•	bottoms-up, company-specific research and analysis;

•	capital preservation, low volatility and minimization of downside risk; and

•	investing with experienced management teams that hold meaningful equity ownership in their businesses.

Our investment adviser’s investment process generally includes the following steps:

•	Initial screening. A brief analysis identifies the investment opportunity and reviews the merits of the transaction. The initial screening memorandum provides a brief description of the company, its industry, competitive position, capital structure, financials, equity sponsor and deal economics. If the deal is determined to be attractive by the senior members of the deal team, the opportunity is fully analyzed

•	Comprehensive analysis. A comprehensive analysis includes:

•	Business and Industry analysis—a review of the company’s business position, competitive dynamics within its industry, cost and growth drivers and technological and geographic factors. Business and industry research often includes meetings with industry experts, consultants, other investors, customers and competitors.

•	Company analysis—a review of the company’s historical financial performance, future projections, cash flow characteristics, balance sheet strength, liquidation value, legal, financial and accounting risks, contingent liabilities, market share analysis and growth prospects.

•	Structural/security analysis—a thorough legal document analysis including but not limited to an assessment of financial and negative covenants, events of default, enforceability of liens and voting rights.

•	Approval of the investment committee. The investment is then presented to the investment committee for approval. The investment committee must unanimously approve all investments in excess of $1 million made by us. In addition, all sales of our investments must be approved by four out of five investment committee members.

Investment structure

In general, our investment adviser intends to select investments with financial covenants and terms that reduce leverage over time, thereby enhancing credit quality. These methods include:

•	maintenance leverage covenants requiring a decreasing ratio of debt to cash flow;

•	maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures; and

•	debt incurrence prohibitions, limiting a company’s ability to re-lever.

In addition, limitations on asset sales and capital expenditures should prevent a company from changing the nature of its business or capitalization without our consent.

Our investment adviser seeks, where appropriate, to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	requiring companies to use a portion of their excess cash flow to repay debt;

•	selecting investments with covenants that incorporate call protection as part of the investment structure; and

•	selecting investments with affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Valuation process

We carry our investments at fair value, as approved in good faith using written policies and procedures adopted by our board of directors. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved in good faith by our board of directors based on input from Saratoga Investment Advisors, our audit committee and, on a selected basis, a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, the markets in which the portfolio company does business, market yield trend analysis, comparison to publicly traded companies, discounted cash flow and other relevant factors.

Our investment in the subordinated notes of Saratoga CLO is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar collateralized loan obligation fund subordinated notes or equity, when available. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for Saratoga CLO’s valuation. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated cash flows. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows from our investment in Saratoga CLO) to perform a discounted cash flows analysis on expected future cash flows from our investment in Saratoga CLO to determine a valuation for the subordinated notes of Saratoga CLO held by us.

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	each investment is initially valued by the responsible investment professionals of Saratoga Investment Advisors and preliminary valuation conclusions are documented and discussed with our senior management; and

•	an independent valuation firm engaged by our board of directors independently values at least one quarter of our investments each quarter so that the valuation of each investment for which market quotes are not readily available is independently valued by an independent valuation firm at least annually.

In addition, all our investments are subject to the following valuation process:

•	the audit committee of our board of directors reviews each preliminary valuation and our investment adviser and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•	our board of directors discusses the valuations and approves the fair value of each investment in good faith based on the input of our investment adviser, independent valuation firm (if applicable) and audit committee.

Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Ongoing relationships with and monitoring of portfolio companies

Saratoga Investment Advisors closely monitors each investment we make and, when appropriate, conducts a regular dialogue with both the management team and other debtholders and seeks specifically tailored financial reporting. In addition, in certain circumstances, senior investment professionals of Saratoga Investment Advisors may take board seats or board observation seats.

Recent Developments

On October 7, 2015, the Company declared a dividend of $0.36 per share payable for the fiscal quarter ended August 31, 2015 to all stockholders of record at the close of business on November 2, 2015. Shareholders will have the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to the Company’s dividend reinvestment plan.

Our Corporate Information

Our headquarters are located at 535 Madison Avenue, New York, New York 10022 and our telephone number is (212) 906-7800.

Summary Supplementary Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in our securities involves other risks, including those discussed under the caption “Risk Factors” beginning on page 22 of the accompanying prospectus. In addition, the other information included in this prospectus supplement and the accompanying prospectus contains a discussion of factors you should carefully consider before deciding to invest in our securities. Some of these risks include:

•	The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we may incur.

•	The Notes will be subordinated structurally to the indebtedness and other liabilities of our subsidiaries.

•	The indenture governing the Notes will contain limited protection for holders of the Notes.

•	An active trading market for the Notes may not be maintained, which could limit the market price of the Notes or your ability to sell them.

•	We may choose to redeem the Notes when prevailing interest rates are relatively low.

•	If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

•	We may be unable to invest a significant portion of the net proceeds from this offering, which could harm our financial condition and operating results.

SPECIFIC TERMS OF OUR NOTES AND THE OFFERING

This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and supplements the accompanying prospectus that is attached to the back of this prospectus supplement. On May 10, 2013, we and U.S. Bank National Association, or the “Trustee,” entered into the first supplemental indenture, or the “first supplemental indenture,” to the indenture, or the “base indenture,” between us and the Trustee, dated May 10, 2013, relating to our issuance, offer and sale of approximately $48.3 million aggregate principal amount of 7.5% fixed-rate notes due 2020, or the “Existing Notes.” We will issue the Notes offered hereby under the same first supplemental indenture. We refer to the base indenture, along with the first supplemental indenture thereto, as the “indenture.” The Notes offered hereby will be a further issuance of, rank equally in right of payment with, and form a single series for all purposes under the Indenture, including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with the Existing Notes. Unless otherwise indicated, the Notes offered hereby and the Existing Notes are collectively referred to herein as the “Notes.” This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes in the accompanying prospectus under the heading “Description of Our Debt Securities” before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus.

Issuer	Saratoga Investment Corp.

Title of the securities	7.50% Notes due 2020

Initial aggregate principal amount being offered	$20,000,000 (From May 29, 2015, the date that we commenced this offering, through October 13, 2015, we have issued $9,329,775 in aggregate principal amount of the Notes in this offering)

Manner of offering	“At the market” offering that may be made from time to time through Ladenburg Thalmann & Co. Inc., as sales agent, using commercially reasonable efforts. See “Plan of Distribution.”

Principal payable at maturity	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Trustee, Paying Agent, Registrar and Transfer Agent for the Notes or at such other office in New York, New York as we may designate.

Type of Note	Fixed-rate note

Interest rate	7.50% per year. However, if any of the Notes are sold at prices above the par value of $25 per Note, the effective yield on such Notes to the purchasers may be less than 7.50%.

Day count basis	360-day year of twelve 30-day months

Issuance date	The third trading date following the date of the “at the market” purchase of the Notes.

Stated maturity date	May 31, 2020

Date interest started accruing on Existing Notes	May 10, 2013

Interest payment dates	February 15, May 15, August 15 and November 15 of each year, commencing on the first applicable interest payment date following a given purchase of the Notes under this prospectus supplement. The interest payable on each interest payment date will be paid only to holders of record of the Notes at the close of business on the record date immediately preceding the applicable interest payment date. Interest payments on the Existing Notes have been made since August 15, 2013. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods	Interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be. Interest on the Notes will accrue from the most recent interest payment date immediately preceding the date of issuance of the Notes from time to time, except that, if you purchase Notes after the record dates noted below (or your settlement of a purchase of Notes otherwise occurs after such record date), your Notes will not accrue interest for the period from such purchase date to the interest payment date immediately following such record date.

Record dates for interest	February 1, May 1, August 1, and November 1 of each year, commencing with the first such date to follow a given purchase of the Notes under this prospectus supplement.

Specified currency	U.S. Dollars

Place of payment	New York City

Ranking of Notes	The Notes will be our direct unsecured obligations and will rank:

•	pari passu (equally in right of payment) with our other outstanding and future unsecured indebtedness, including the Existing Notes;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes. We currently do not have any indebtedness outstanding that is subordinated to the Notes and have no intention of issuing any such subordinated indebtedness.

•	effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. Effective subordination means that any right you have to participate in any distribution of our assets upon our liquidation or insolvency will be subject to the prior claims of our secured creditors; and

•	structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries,

financing vehicles or similar facilities, including without limitation, $6.0 million of borrowings under our senior secured revolving credit facility with Madison Capital Funding LLC and $79.0 million of borrowings by Saratoga Investment Corp SBIC LP, each as of July 13, 2015. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets.

Except as described under the captions “Description of the Notes—Events of Default,” “—Other Covenants,” and “—Merger or Consolidation” in this prospectus supplement, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.

Optional redemption	The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after May 31, 2016, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to a written notice of redemption issued by us even though the Notes are listed for trading on the NYSE. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.

Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act, to the extent applicable. If we redeem only some of the Notes, the Trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture, the 1940 Act, to the extent applicable, and the rules of the NYSE, and any unredeemed Notes will have the same rights and be entitled to the same benefits that the Notes had prior to any such redemption. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Sinking fund	The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Notes.

Repayment at option of Holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Defeasance	The Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. We are under no obligation to exercise any such rights of defeasance.

Covenant defeasance	The Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from the restrictive covenants under the indenture relating to the Notes. The consequences to the holders of the Notes is that, while they no longer benefit from the restrictive covenants under the indenture, and while the Notes may not be accelerated for any reason, the holders of Notes nonetheless are guaranteed to receive the principal and interest owed to them. We are under no obligation to exercise any such rights of covenant defeasance.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or DTC, or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	U.S. Bank National Association

Other limited covenants	As described in this prospectus supplement under the caption “Description of the Notes—Other Covenants,” the indenture contains certain limited covenants.

However, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes with respect to the assets of the applicable subsidiary and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries or that would be senior to our equity interests in those entities and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions (whether or not we are subject thereto), but giving effect, in each case, to any exemptive relief granted to us by the SEC;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to (i) any exemptive relief granted to us by the SEC and (ii) any no-action relief granted to us or another BDC by the SEC permitting the payment of a dividend to maintain RIC status under the Code;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to use from our subsidiaries.

Events of Default	You will have rights if an Event of Default occurs with respect to the Notes.

The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal (or premium, if any) of any Note when due.

•	We do not pay interest on any Note when due, and such default is not cured within 30 days.

•	We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the Trustee or holders of at least 25.0% of the principal amount of the Notes.

•	A final judgment for the payment of $15 million or more (excluding any amounts covered by insurance) rendered against us or any significant subsidiary, which judgment is not discharged or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

•	On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to any exemptive relief granted to us by the SEC.

•	A default by us or any of our significant subsidiaries, which is not cured within 30 days, under any agreement or instrument relating to indebtedness for borrowed money in excess of $10 million, which default (i) results in such indebtedness becoming or being declared due and payable or (ii) constitutes a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise.
See “Risk Factors—The indenture governing the Notes will contain limited protection for holders of the Notes.”

Listing	The Existing Notes are traded on the New York Stock Exchange under the trading symbol “SAQ.” We intend to list the Notes offered hereby on the NYSE under the same trading symbol.

Use of Proceeds

We intend to use substantially all of the net proceeds from the sale of our Notes to increase the amount of regulatory capital (which approximates equity capital) that we have invested in SBIC LP, which will allow us to increase our borrowings from the SBA, and for general corporate purposes. The SBIC LP is able to borrow funds up to twice its regulatory capital from the SBA. The net proceeds from the sale of our Notes invested in SBIC LP, and the funds borrowed from the SBA, can be used to make investments in loans and equity securities of eligible small businesses, in accordance with our investment objectives and strategies described in this prospectus supplement and the accompanying prospectus. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See “Use of Proceeds” in this prospectus supplement.

Global Clearance and Settlement Procedures	Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial and other data reflects the consolidated financial condition and the consolidated statement of operations of Saratoga as of and for the years ended February 28, 2015, February 28, 2014, February 28, 2013, February 29, 2012, and February 28, 2011. The selected financial and other data have been derived from our consolidated financial statements which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report thereon is included in this registration statement. The financial information as of and for the six months ended August 31, 2015 and 2014 was derived from our unaudited financial statements and related notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The data should be read in conjunction with our financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included in this prospectus supplement. The historical data is not necessarily indicative of results to be expected for any future period.

	Six Months Ended August 31, 2015	Six Months Ended August 31, 2014	Year Ended February 28, 2015	Year Ended February 28, 2014(5)	Year Ended February 28, 2013(5)	Year Ended February 29, 2012(5)	Year Ended February 28, 2011(5)
	(dollar amounts in thousands, except share and per share numbers)
Income Statement Data:
Interest and related portfolio income:
Interest	$13,750	$11,639	$24,688	$20,187	$14,450	$11,262	$12,050
Management fee and other income	1,569	980	2,687	2,706	2,557	2,250	2,123

Total interest and related portfolio income	15,319	12,619	27,375	22,893	17,007	13,512	14,173

Expenses:
Interest and debt financing expenses	4,112	3,597	7,375	6,084	2,540	1,298	2,612
Base management and incentive management fees(1)	4,032	3,153	6,705	4,266	4,710	3,339	3,741
Administrator expenses	525	500	1,000	1,000	1,000	1,000	810
Administrative and other	1,345	1,213	2,327	2,669	2,287	2,638	4,882
Expense reimbursement	—	—	—	—	—	—	(2,894)

Total operating expenses after reimbursements	10,014	8,463	17,407	14,019	10,537	8,275	9,151

Net investment income before income taxes	5,305	4,156	9,968	8,874	6,470	5,237	5,022
Income tax expenses, including excise tax	(123)	—	294	—	—	—	—

Net investment income	$5,428	$4,156	$9,674	$8,874	$6,470	$5,237	$5,022

	Six Months Ended August 31, 2015	Six Months Ended August 31, 2014	Year Ended February 28, 2015	Year Ended February 28, 2014(5)	Year Ended February 28, 2013(5)	Year Ended February 29, 2012(5)	Year Ended February 28, 2011(5)
	(dollar amounts in thousands, except share and per share numbers)
Realized and unrealized gain (loss) on investments and derivatives:
Net realized gain (loss)	3,783	442	$3,276	$1,271	$431	$(12,186)	$(24,684)
Net change in unrealized gain (loss)	(583)	319	(1,943)	(1,648)	7,143	19,760	36,393

Total net gain (loss)	3,200	761	1,333	(377)	7,574	7,574	11,709

Net increase (decrease) in net assets resulting from operations	8,628	4,917	$11,007	$8,497	$14,044	$12,811	$16,731

Per Share:
Earnings (loss) per common share—basic and diluted(2)	$1.57	$0.91	$2.04	$1.73	$3.42	$3.73	$6.86
Net investment income per share—basic and diluted(2)	$0.99	$0.77	$1.80	$1.80	$1.57	$1.52	$2.06
Net realized and unrealized gain (loss) per share—basic and diluted(2)	$0.58	$0.14	$0.24	$(0.07)	$1.85	$2.21	$4.80
Dividends declared per common share(3)	$1.60	$—	$0.40	$2.65	$4.25	$3.00	$4.40
Dilutive impact of dividends paid in stock on net asset value per share(4)	$(0.25)	$0.01	$(0.02)	$(0.71)	$(1.40)	$(1.99)	$(9.01)
Net asset value per share	$22.42	$22.00	$22.70	$21.08	$22.71	$24.94	$26.20
Statement of Assets and Liabilities Data:
Investment assets at fair value	252,185	236,320	$240,538	$205,845	$155,080	$95,360	$80,025
Total assets	268,313	243,394	263,560	215,168	172,321	124,291	97,130
Total debt outstanding	138,245	121,200	136,900	98,300	60,300	20,000	4,500
Stockholders’ equity	125,258	118,345	122,599	113,428	107,438	96,689	85,845
Net asset value per common share	$22.42	$22.00	$22.70	$21.08	$22.71	$24.94	$26.20
Common shares outstanding at end of period	5,586,254	5,379,616	5,401,899	5,379,616	4,730,116	3,876,661	3,277,077
Other Data:
Investments funded	42,119	53,348	$104,872	$121,074	$71,596	$38,679	$9,014
Principal collections related to investment repayments or sales	34,773	24,387	$73,257	$71,607	$21,488	$33,568	$31,975
Number of investments at end of period	60	65	64	60	47	33	37
Weighted average yield of income producing debt investments—Non-control/ non-affiliate	10.63%	11.02%	10.63%	10.62%	11.26%	11.88%	11.1%
Weighted average yield on income producing debt investments—Control	37.81%	23.91%	25.22%	18.55%	27.11%	20.17%	15.8%

(1)	See note 6 in consolidated financial statements contained elsewhere herein.
(2)	For the six months ended August 31, 2015 and August 31, 2014, amounts are calculated using weighted average common shares outstanding of 5,492,491 and 5,379,616, respectively. For the years ended February 28, 2015, February 28, 2014, February 28, 2013, February 29, 2012, February 28, 2011 amounts are calculated using weighted average common shares outstanding of 5,385,049, 4,920,517, 4,110,484, 3,434,345, and 2,437,577, respectively.
(3)	Calculated using the shares outstanding at ex-dividend date.
(4)	Dilutive effect of the issuance of shares of common stock below net asset value per share in connection with the satisfaction of the Company’s annual RIC distribution requirement. See “Price Range of Common Stock and Distributions—Dividend Policy.”
(5)	During the year ended February 28, 2015, the Company identified errors related to the accounting for the capital gains portion of the incentive fee for the years ended February 28, 2014, February 28, 2013, February 29, 2012 and February 28, 2011, as well as the cumulative impact of these errors as of February 28, 2014. The Company assessed the materiality of these errors and concluded they were not material to any prior annual periods, but the cumulative impact of correcting them in the current period would be quantitatively material to the results of operations of the Company for the year ended February 28, 2015, if the entire adjustment was recorded in that period. The corrections for the errors are reflected in the selected financial and other data.

SUPPLEMENTARY RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below and those set forth in the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in the accompanying prospectus, are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we may incur.

The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus supplement or that they may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of October 13, 2015, we had approximately $79 million in outstanding indebtedness that is senior to the Notes. Certain amounts of this indebtedness are secured by certain of our assets and the indebtedness thereunder is therefore effectively senior to the Notes to the extent of the value of such assets.

The Notes will be subordinated structurally to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of Saratoga Investment Corp. and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be subordinated structurally to all indebtedness and other liabilities, including trade payables, of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries would be structurally senior to the Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture governing the Notes will contain limited protection for holders of the Notes.

The indenture governing the Notes offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes with respect to the assets of the applicable subsidiary and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries or the that would be senior to our equity interests in those entities and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions (whether or not we are subject thereto), but giving effect, in each case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to (i) any exemptive relief granted to us by the SEC and (ii) any no-action relief granted to us or another BDC by the SEC permitting the payment of a dividend to maintain RIC status under the Code. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture does not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity except as required by the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

An active trading market for the Notes may not develop or be maintained, which could limit the market price of the Notes or your ability to sell them.

Although the Existing Notes are listed on the NYSE under the trading symbol “SAQ,” we cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. The sales agent has advised us that it intends to make a market in the Notes, but they are not obligated to do so. The sales agent may discontinue any market-making in the Notes at any time at its sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop or be maintained for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

On or after May 31, 2016, we may choose to redeem the Notes from time to time, especially when prevailing interests rates are lower than the rate borne by the Notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness, including a default under the Credit Facility or other indebtedness to which we may be a party that is not waived by the required lenders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness, including the Notes. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lender under the Credit Facility or other debt we may incur in the future could elect to terminate its commitment, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. In addition, any such default may constitute a default under the Notes, which could further limit our ability to repay our debt, including the Notes. If our operating performance declines, we may in the future need to seek to obtain waivers from the lender under the Credit Facility or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Credit Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders. If this occurs, we would be in default under the Credit Facility or other debt, the lender could exercise its rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Credit Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

We may be unable to invest a significant portion of the net proceeds from this offering, which could harm our financial condition and operating results.

Delays in investing the net proceeds raised in this offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions and the amount of the capital, it may take us a substantial period of time to invest substantially all of the net proceeds from this offering in investments meeting our investment objective. During this period, we will invest the capital primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” in the accompanying prospectus and elsewhere in this prospectus supplement, the accompanying prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement or the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” in the accompanying prospectus and elsewhere in this prospectus supplement and the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the respective dates of this prospectus supplement and the accompanying prospectus. However, we will update this prospectus supplement and the accompanying prospectus to reflect any material changes to the information contained herein. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the “Securities Act.”

USE OF PROCEEDS

We intend to use substantially all of the net proceeds from the sale of our Notes to increase the amount of regulatory capital (which approximates equity capital) that we have invested in SBIC LP, which will allow us to increase our borrowings from the SBA, and for general corporate purposes. The SBIC LP is able to borrow funds up to twice its regulatory capital from the SBA. The net proceeds from the sale of our Notes invested in SBIC LP, and the funds borrowed from the SBA, can be used to make investments in loans and equity securities of eligible small businesses, in accordance with our investment objectives and strategies described in this prospectus supplement and the accompanying prospectus.

Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See the accompanying prospectus, “Regulation—Business Development Company Regulations—Temporary Investments.” Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See “Supplementary Risk Factors— We may be unable to invest a significant portion of the net proceeds from this offering, which could harm our financial condition and operating results” in this prospectus supplement for additional information regarding this matter.

RATIO OF EARNINGS TO FIXED CHARGES

For six months ended August 31, 2015, and the fiscal years ended February 28, 2015, 2014 and 2013, February 29, 2012 and February 28, 2011 and 2010, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	Six months ended August 31, 2015	Year ended February 28, 2015	Year ended February 28, 2014	Year ended February 28, 2013	Year ended February 29, 2012	Year ended February 28, 2011	Year ended February 28, 2010
Earnings to Fixed Charges	3.07	2.53	2.40	6.53	10.87	7.41	(1.55)

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax provision (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees and amortization of deferred financing fees.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus. In addition to historical information, the following discussion and other parts of this prospectus supplement and the accompanying prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Supplementary Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” appearing elsewhere in this prospectus supplement and under “Risk Factors” in the accompanying prospectus.

OVERVIEW

We are a Maryland corporation that has elected to be treated as a BDC under the Investment Company Act of 1940 (the “1940 Act”). Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments. We invest primarily in leveraged loans and mezzanine debt issued by private U.S. middle market companies, which we define as companies having EBITDA of between $5 million and $50 million, both through direct lending and through participation in loan syndicates. We may also invest up to 30.0% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, which may include securities of companies in bankruptcy, foreign debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds. We have elected and qualified to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Corporate History and Recent Developments

We commenced operations, at the time known as GSC Investment Corp., on March 23, 2007 and completed an initial public offering of shares of common stock on March 28, 2007. Prior to July 30, 2010, we were externally managed and advised by GSCP (NJ), L.P., an entity affiliated with GSC Group, Inc. In connection with the consummation of a recapitalization transaction on July 30, 2010, as described below we engaged Saratoga Investment Advisors (“SIA”) to replace GSCP (NJ), L.P. as our investment adviser and changed our name to Saratoga Investment Corp.

As a result of the event of default under a revolving securitized credit facility with Deutsche Bank we previously had in place, in December 2008 we engaged the investment banking firm of Stifel, Nicolaus & Company to evaluate strategic transaction opportunities and consider alternatives for us. On April 14, 2010, GSC Investment Corp. entered into a stock purchase agreement with Saratoga Investment Advisors and certain of its affiliates and an assignment, assumption and novation agreement with Saratoga Investment Advisors, pursuant to which GSC Investment Corp. assumed certain rights and obligations of Saratoga Investment Advisors under a debt commitment letter Saratoga Investment Advisors received from Madison Capital Funding LLC, which indicated Madison Capital Funding’s willingness to provide GSC Investment Corp. with a $40.0 million senior secured revolving credit facility, subject to the satisfaction of certain terms and conditions. In addition, GSC Investment Corp. and GSCP (NJ), L.P. entered into a termination and release agreement, to be effective as of the closing of the transaction contemplated by the stock purchase agreement, pursuant to which GSCP (NJ), L.P., among other things, agreed to waive any and all accrued and unpaid deferred incentive management fees up to and as of the closing of the transaction contemplated by the stock purchase agreement but continued to be entitled to receive the base management fees earned through the date of the closing of the transaction contemplated by the stock purchase agreement.

On July 30, 2010, the transactions contemplated by the stock purchase agreement with Saratoga Investment Advisors and certain of its affiliates were completed, the private sale of 986,842 shares of our common stock for

$15.0 million in aggregate purchase price to Saratoga Investment Advisors and certain of its affiliates closed, the Company entered into the Credit Facility, and the Company began doing business as Saratoga Investment Corp.

We used the net proceeds from the private sale transaction and a portion of the funds available to us under the Credit Facility to pay the full amount of principal and accrued interest, including default interest, outstanding under our revolving securitized credit facility with Deutsche Bank. The revolving securitized credit facility with Deutsche Bank was terminated in connection with our payment of all amounts outstanding thereunder on July 30, 2010.

On August 12, 2010, we effected a one-for-ten reverse stock split of our outstanding common stock. As a result of the reverse stock split, every ten shares of our common stock were converted into one share of our common stock. Any fractional shares received as a result of the reverse stock split were redeemed for cash. The total cash payment in lieu of shares was $230. Immediately after the reverse stock split, we had 2,680,842 shares of our common stock outstanding.

In January 2011, we registered for public resale the 982,842 shares of our common stock issued to Saratoga Investment Advisors and certain of its affiliates.

On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP (“SBIC LP”), received a SBIC license from the Small Business Administration (“SBA”).

In May 2013, we issued $48.3 million in aggregate principal amount of our 7.50% unsecured notes due 2020 for net proceeds of $46.1 million after deducting underwriting commissions of $1.9 million and offering costs of $0.3 million. The proceeds included the underwriters’ full exercise of their overallotment option. Interest on these notes is paid quarterly in arrears on February 15, May 15, August 15 and November 15, at a rate of 7.50% per year, beginning August 15, 2013. The notes mature on May 31, 2020 and may be redeemed in whole or in part at any time or from time to time at our option on or after May 31, 2016. The notes are listed on the NYSE under the trading symbol “SAQ” with a par value of $25.00 per Note.

On April 3, 2015, the SBA issued a “green light” or “go forth” letter inviting us to continue our application process to obtain a license to form and operate a second SBIC subsidiary. If approved, a second SBIC license would provide us an incremental source of long-term capital by permitting us to issue $75 million of additional SBA-guaranteed debentures in addition to the $150 million already approved under the first license. Receipt of a green light letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license and we have received no assurance or indication from the SBA that we will be granted an SBIC license, or of the timeframe in which we would receive a license, should one be granted.

On May 29, 2015, we entered into a Debt Distribution Agreement with Ladenburg Thalmann & Co. Inc. through which we may offer for sale, from time to time, up to $20.0 million in aggregate principal amount of the Notes through an At-the-Market (“ATM”) offering. From May 29, 2015 through August 31, 2015, the Company sold 357,807 Notes in an aggregate principal amount of $8,945,175 at an average price of $25.36 for aggregate net proceeds of $8,890,953 (net of transaction costs).

Critical Accounting Policies

Basis of Presentation

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make certain estimates and assumptions affecting amounts reported in the Company’s consolidated financial statements. We have identified investment valuation, revenue recognition and the recognition of capital gains incentive fee expense as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

The Company accounts for its investments at fair value in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that its investments are to be sold at the statement of assets and liabilities date in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact.

Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved, in good faith, by our board of directors based on input from Saratoga Investment Advisers, the audit committee of our board of directors and a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	Each investment is initially valued by the responsible investment professionals of Saratoga Investment Advisors and preliminary valuation conclusions are documented and discussed with our senior management; and

•	An independent valuation firm engaged by our board of directors reviews approximately one quarter of these preliminary valuations each quarter so that the valuation of each investment for which market quotes are not readily available is reviewed by the independent valuation firm at least annually.

In addition, all our investments are subject to the following valuation process:

•	The audit committee of our board of directors reviews each preliminary valuation and Saratoga Investment Advisors and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•	Our board of directors discusses the valuations and approves the fair value of each investment, in good faith, based on the input of Saratoga Investment Advisors, independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

Our investment in Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”) is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by SIA and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in

Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO.

Revenue Recognition

Income Recognition

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. Discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

Interest income on our investment in Saratoga CLO is recorded using the effective interest method in accordance with the provisions of ASC Topic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

Paid-in-Kind Interest

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We stop accruing PIK interest if we do not expect the issuer to be able to pay all principal and interest when due.

Capital Gains Incentive Fee

The Company records an expense accrual relating to the capital gains incentive fee payable by the Company to its investment adviser when the unrealized gains on its investments exceed all realized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual incentive fee payable to the Company’s investment adviser related to capital gains will be determined and payable in arrears at the end of each fiscal year and will include only realized capital gains for the period.

Revenues

We generate revenue in the form of interest income and capital gains on the debt investments that we hold and capital gains, if any, on equity interests that we may acquire. We expect our debt investments, whether in the form of leveraged loans or mezzanine debt, to have terms of up to ten years, and to bear interest at either a fixed or floating rate. Interest on debt will be payable generally either quarterly or semi-annually. In some cases, our debt investments may provide for a portion of the interest to be PIK. To the extent interest is paid-in-kind, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation. The principal amount of the debt and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or investment management services and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned. We may also invest in preferred equity securities that pay dividends on a current basis.

On January 22, 2008, we entered into a collateral management agreement with Saratoga CLO, pursuant to which we act as its collateral manager. The Saratoga CLO was refinanced in October 2013 and its reinvestment period ends in October 2016. The Saratoga CLO remains 100% owned and managed by Saratoga Investment Corp. We receive a senior collateral management fee of 0.25% and a subordinate collateral management fee of 0.25% of the outstanding principal amount of Saratoga CLO’s assets, paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20.0% of excess cash flow to the extent the Saratoga CLO subordinated notes receive an internal rate of return equal to or greater than 12.0%.

We recognize interest income on our investment in the subordinated notes of Saratoga CLO using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

Expenses

Our primary operating expenses include the payment of investment advisory and management fees, professional fees, directors and officers insurance, fees paid to independent directors and administrator expenses, including our allocable portion of our administrator’s overhead. Our investment advisory and management fees compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•	expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	investment advisory and management fees;

•	fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	federal and state registration fees;

•	all costs of registration and listing our common stock on any securities exchange;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by governmental bodies (including the SEC and the SBA);

•	costs of any reports, proxy statements or other notices to common stockholders including printing costs;

•	our fidelity bond, directors and officers errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and

•	administration fees and all other expenses incurred by us or, if applicable, the administrator in connection with administering our business (including payments under the administration agreement based upon our allocable portion of the administrator’s overhead in performing its obligations under an administration agreement, including rent and the allocable portion of the cost of our officers and their respective staffs (including travel expenses)).

Pursuant to the investment advisory and management agreement that we had with GSCP (NJ), L.P., our former investment adviser and administrator, we had agreed to pay GSCP (NJ), L.P. as investment adviser a quarterly base management fee of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed fiscal quarters, and appropriately adjusted for any share issuances or repurchases during the applicable fiscal quarter, and an incentive fee.

The incentive fee had two parts:

•	A fee, payable quarterly in arrears, equal to 20.0% of our pre-incentive fee net investment income, expressed as a rate of return on the value of the net assets at the end of the immediately preceding quarter, that exceeded a 1.875% quarterly (7.5% annualized) hurdle rate measured as of the end of each fiscal quarter. Under this provision, in any fiscal quarter, our investment adviser received no incentive fee unless our pre-incentive fee net investment income exceeded the hurdle rate of 1.875%. Amounts received as a return of capital were not included in calculating this portion of the incentive fee. Since the hurdle rate was based on net assets, a return of less than the hurdle rate on total assets could still have resulted in an incentive fee.

•	A fee, payable at the end of each fiscal year, equal to 20.0% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation, in each case on a cumulative basis, less the aggregate amount of capital gains incentive fees paid to the investment adviser through such date.

We deferred cash payment of any incentive fee otherwise earned by our former investment adviser if, during the then most recent four full fiscal quarters ending on or prior to the date such payment was to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less liabilities) (before taking into account any incentive fees payable during that period) was less than 7.5% of our net assets at the beginning of such period. These calculations were appropriately pro-rated for the first three fiscal quarters of operation and adjusted for any share issuances or repurchases during the applicable period. Such incentive fee would become payable on the next date on which such test had been satisfied for the most recent four full fiscal quarters or upon certain terminations of the investment advisory and management agreement. We commenced deferring cash payment of incentive fees during the quarterly period ended August 31, 2007, and continued to defer such payments through the quarterly period ended May 31, 2010. As of July 30, 2010, the date on which GSCP (NJ), L.P. ceased to be our investment adviser and administrator, we owed GSCP (NJ), L.P. $2.9 million in fees for services previously provided to us; of which $0.3 million has been paid by us. GSCP

(NJ), L.P. agreed to waive payment by us of the remaining $2.6 million in connection with the consummation of the stock purchase transaction with Saratoga Investment Advisors and certain of its affiliates described elsewhere in this prospectus supplement.

The terms of the investment advisory and management agreement with Saratoga Investment Advisors, our current investment adviser, are substantially similar to the terms of the investment advisory and management agreement we had entered into with GSCP (NJ), L.P., our former investment adviser, except for the following material distinctions in the fee terms:

•	The capital gains portion of the incentive fee was reset with respect to gains and losses from May 31, 2010, and therefore losses and gains incurred prior to such time will not be taken into account when calculating the capital gains fee payable to Saratoga Investment Advisors and, as a result, Saratoga Investment Advisors will be entitled to 20.0% of net gains that arise after May 31, 2010. In addition, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 equal the fair value of such investment as of such date. Under the investment advisory and management agreement with our former investment adviser, GSCP (NJ), L.P., the capital gains fee was calculated from March 21, 2007, and the gains were substantially outweighed by losses.

•	Under the “catch up” provision, 100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income that exceeds 1.875% (7.5% annualized) but is less than or equal to 2.344% in any fiscal quarter is payable to Saratoga Investment Advisors. This will enable Saratoga Investment Advisors to receive 20.0% of all net investment income as such amount approaches 2.344% in any quarter, and Saratoga Investment Advisors will receive 20.0% of any additional net investment income. Under the investment advisory and management agreement with our former investment adviser, GSCP (NJ), L.P. only received 20.0% of the excess net investment income over 1.875%.

•	We will no longer have deferral rights regarding incentive fees in the event that the distributions to stockholders and change in net assets is less than 7.5% for the preceding four fiscal quarters.

To the extent that any of our leveraged loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of interest rate caps, futures, options and forward contracts. Costs incurred in entering into or settling such contracts will be borne by us.

New Accounting Pronouncements

In August 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-15, Interest—Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements (“ASU 2015-15”). ASU 2015-15 updates the accounting guidance included in ASU 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs as a result of the June 18, 2015, Emerging Issues Task Force meeting, in which the SEC stated that the SEC staff would not object to an entity deferring and presenting costs related to revolving debt arrangements as an asset. As the Company has previously adopted the provisions of ASU 2015-03 as of February 28, 2015 and reclassified all deferred debt financing costs from within total assets to within total liabilities as a contra-liability, it has chosen not to avail itself of this option and continue to include all deferred financing costs as a contra-liability within total liabilities.

In February 2015, the FASB issued ASU 2015-02, Consolidation (ASC Topic 810): Amendments to the Consolidation Analysis (“ASU 2015-02”). ASU 2015-02 significantly changes the consolidation analysis required under GAAP and ends the deferral granted to investment companies from applying the variable interest entity guidance. ASU 2015-02 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015 and early adoption is permitted. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statements and disclosures.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”) accounting guidance that requires management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. The amendments provide a definition of the term “substantial doubt” and include principles for considering the mitigating effect of management’s plans. The amendments also require an evaluation every reporting period, including interim periods for a period of one year after the date that the financial statements are issued (or available to be issued), and certain disclosures when substantial doubt is alleviated or not alleviated. The amendments in this update are effective for annual reporting periods in fiscal years ending after December 15, 2016. Management is currently evaluating the impact of adopting this new accounting guidance update on the Company’s consolidated financial statements and disclosures.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim reporting periods beginning after December 15, 2016, and early application is not permitted. The Company is currently evaluating the impact this ASU will have on its consolidated financial statements.

Portfolio and investment activity

Corporate Debt Portfolio Overview

	At August 31, 2015	At February 28, 2015
	($ in millions)	($ in millions)
Number of investments(1)	59	63
Number of portfolio companies(1)	32	34
Average investment size(1)	$4.0	$3.5
Weighted average maturity(1)	3.4yrs	3.7yrs
Number of industries(1)	13	14
Average investment per portfolio company(1)	$7.4	$6.6
Non-performing or delinquent investments(1)	$0.0	$0.0
Fixed rate debt (% of interest bearing portfolio)(2)	$94.7(44.0)%	$82.5(40.6)%
Weighted average current coupon(2)	11.7%	12.0%
Floating rate debt (% of interest bearing portfolio)(2)	$120.8(56.0)%	$120.8(59.4)%
Weighted average current spread over LIBOR(2)	8.9%	8.7%

(1)	Excludes our investment in the subordinated notes of Saratoga CLO and limited partnership interests.
(2)	Excludes our investment in the subordinated notes of Saratoga CLO, investments in common stocks and limited partnership interests.

During the three months ended August 31, 2015, we made $18.9 million in investments in new or existing portfolio companies and had $27.4 million in aggregate amount of exits and repayments resulting in net investments of $(8.5) million for the period. During the three months ended August 31, 2014, we made $31.8 million in investments in new or existing portfolio companies and had $15.7 million in aggregate amount of exits and repayments resulting in net investments of $16.1 million for the period.

During the six months ended August 31, 2015, we made $42.1 million in investments in new or existing portfolio companies and had $34.8 million in aggregate amount of exits and repayments resulting in net investments of $7.3 million for the period. During the six months ended August 31, 2014, we made $53.3 million in investments in new or existing portfolio companies and had $24.4 million in aggregate amount of exits and repayments resulting in net investments of $28.9 million for the period.

Our portfolio composition at August 31, 2015 and February 28, 2015 at fair value was as follows:

Portfolio composition

	At August 31, 2015		At February 28, 2015
	Percentage of Total Portfolio	Weighted Average Current Yield	Percentage of Total Portfolio	Weighted Average Current Yield
Syndicated loans	6.6%	7.0%	7.6%	6.2%
First lien term loans	62.1	11.1	60.3	11.0
Second lien term loans	16.7	10.4	14.8	11.2
Unsecured notes	0.1	10.0	1.8	13.7
Saratoga CLO subordinated notes	6.6	37.8	7.1	25.2
Equity interests	7.9	N/A	8.4	N/A

Total	100.0%	12.6%	100.0%	11.8%

Our investment in the subordinated notes of Saratoga CLO represents a first loss position in a portfolio that, at August 31, 2015 and February 28, 2015, was composed of $313.9 million and $296.9 million, respectively, in aggregate principal amount of predominantly senior secured first lien term loans. This investment is subject to unique risks. (See “Risk Factors—Our investment in Saratoga CLO 2013-1 LTD. constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility”). We do not consolidate the Saratoga CLO portfolio in our financial statements. Accordingly, the metrics below do not include the underlying Saratoga CLO portfolio investments. However, at August 31, 2015, $305.1 million or 98.9% of the Saratoga CLO portfolio investments in terms of market value had a CMR (as defined below) color rating of green or yellow and one Saratoga CLO portfolio investment was in default with a fair value of $0.9 million. At February 28, 2015, $291.6 million or 98.8% of the Saratoga CLO portfolio investments in terms of market value had a CMR color rating of green or yellow and two Saratoga CLO portfolio investments were in default with a fair value of $2.7 million.

Saratoga Investment Advisors normally grades all of our investments using a credit and monitoring rating system (“CMR”). The CMR consists of a single component: a color rating. The color rating is based on several criteria, including financial and operating strength, probability of default, and restructuring risk. The color ratings are characterized as follows: (Green)—strong credit; (Yellow)—satisfactory credit; (Red)—payment default risk, in payment default and/or significant restructuring activity.

The CMR distribution of our investments at August 31, 2015 and February 28, 2015 was as follows:

Portfolio CMR distribution

	At August 31, 2015		At February 28, 2015
Color Score	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Green	$209,958	83.3%	$191,606	79.7%
Yellow	5,500	2.2	11,635	4.8
Red	58	0.0	101	0.0
N/A(1)	36,669	14.5	37,196	15.5

Total	$252,185	100.0%	$240,538	100.0%

(1)	Comprised of our investment in the subordinated notes of Saratoga CLO and equity interests.

The CMR distribution of Saratoga CLO investments at August 31, 2015 and February 28, 2015 was as follows:

Portfolio CMR distribution

	At August 31, 2015		At February 28, 2015
Color Score	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Green	$284,142	92.1%	$278,769	94.4%
Yellow	21,005	6.8	12,875	4.4
Red	3,071	1.0	2,978	1.0
N/A(1)	160	0.1	617	0.2

Total	$308,378	100.0%	$295,239	100.0%

(1)	Comprised of Saratoga CLO’s equity interests.

Portfolio composition by industry grouping at fair value

The following table shows our portfolio composition by industry grouping at fair value at August 31, 2015 and February 28, 2015:

	At August 31, 2015		At February 28, 2015
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Business Services	$57,085	22.7%	$52,128	21.7%
Software as a Service	50,028	19.8	50,362	20.9
Consumer Services	39,868	15.8	27,332	11.4
Healthcare Services	19,188	7.6	20,641	8.6
Structured Finance(1)	16,754	6.6	17,031	7.1
Media	15,328	6.1	15,026	6.2
Metals	12,178	4.8	15,262	6.3
Automotive Aftermarket	10,878	4.3	10,980	4.6
Food and Beverage	9,718	3.9	10,348	4.3
Utilities	7,650	3.0	5,955	2.5
Electronics	6,744	2.7	6,667	2.8
Building Products	4,149	1.7	3,436	1.4
Consumer Products	2,559	1.0	3,284	1.4
Education	58	0.0	101	0.0
Publishing	—	—	1,985	0.8

Total	$252,185	100.0%	$240,538	100.0%

(1)	Comprised of our investment in the subordinated notes of Saratoga CLO.

The following table shows Saratoga CLO’s portfolio composition by industry grouping at fair value at August 31, 2015 and February 28, 2015:

	At August 31, 2015		At February 28, 2015
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Services: Business	$44,381	14.3%	$42,751	14.5%
Healthcare & Pharmaceuticals	29,830	9.6	35,341	11.9
Chemicals/Plastics	27,088	8.7	25,758	8.7
Retailers (Except Food and Drugs)	19,776	6.4	22,026	7.4
Conglomerate	16,193	5.3	19,928	6.7
Financial Intermediaries	15,966	5.2	10,806	3.7
Industrial Equipment	13,391	4.3	15,290	5.2
Aerospace and Defense	12,122	3.9	7,287	2.5
Telecommunications	10,766	3.5	6,675	2.3
Electronics/Electric	10,364	3.4	12,904	4.4
Leisure Goods/Activities/Movies	9,829	3.2	12,629	4.3
Technology	8,685	2.8	1,008	0.3
Food Services	6,684	2.2	5,886	2.0
Automotive	6,550	2.1	6,650	2.2
Utilities	6,168	2.0	6,281	2.1
Food Products	5,838	1.9	5,856	2.0
High Tech Industries	5,767	1.9	—	—
Lodging and Casinos	5,686	1.8	5,826	2.0
Publishing	5,456	1.8	5,627	1.9
Insurance	5,136	1.7	5,425	1.8
Oil & Gas	4,952	1.6	6,070	2.1
Brokers/Dealers/Investment Houses	4,812	1.6	4,832	1.6
Containers/Glass Products	4,282	1.4	4,313	1.5
Drugs	3,757	1.2	10,091	3.4
Media	3,449	1.1	2,004	0.7
Banking, Finance, Insurance & Real Estate	2,980	1.0	—	—
Construction & Building	2,974	1.0	—	—
Food/Drug Retailers	2,891	0.9	5,861	2.0
Cable and Satellite Television	2,615	0.8	2,646	0.9
Consumer Goods: Durable	2,100	0.7	—	—
Nonferrous Metals/Minerals	1,587	0.5	1,835	0.6
Broadcast Radio and Television	1,425	0.5	467	0.2
Telecommunications/Cellular	1,419	0.5	2,431	0.8
Beverage, Food & Tobacco	999	0.3	—	—
Hotels, Gaming, and Leisure	989	0.3	—	—
Services: Consumer	499	0.2	—	—
Consumer Goods: Non-Durable	473	0.2	—	—
Building and Development	250	0.1	485	0.2
Environmental	249	0.1	250	0.1

Total	$308,378	100.0%	$295,239	100.0%

Portfolio composition by geographic location at fair value

The following table shows our portfolio composition by geographic location at fair value at August 31, 2015 and February 28, 2015. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	At August 31, 2015		At February 28, 2015
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Southeast	$104,232	41.3%	$92,069	38.3%
Midwest	53,620	21.3	55,767	23.2
West	42,653	16.9	40,259	16.7
Northeast	33,926	13.5	34,412	14.3
Other(1)	16,754	6.6	17,031	7.1
International	1,000	0.4	1,000	0.4

Total	$252,185	100.0%	$240,538	100.0%

(1)	Comprised of our investment in the subordinated notes of Saratoga CLO.

Results of operations

Operating results for the three and six months ended August 31, 2015 and August 31, 2014 are as follows:

	For the three months ended
	August 31, 2015	August 31, 2014
	($ in thousands)
Total investment income	$7,758	$6,475
Total expenses, net	4,101	4,382

Net investment income	3,657	2,093
Net realized gains	3,710	360
Net unrealized appreciation/(depreciation) on investments	(6,124)	704

Net increase in net assets resulting from operations	$1,243	$3,157

	For the six months ended
	August 31, 2015	August 31, 2014
	($ in thousands)
Total investment income	$15,319	$12,619
Total expenses, net	9,891	8,463

Net investment income	5,428	4,156
Net realized gains	3,784	442
Net unrealized appreciation/(depreciation) on investments	(584)	319

Net increase in net assets resulting from operations	$8,628	$4,917

Investment income

The composition of our investment income for the three and six months ended August 31, 2015 and August 31, 2014 are as follows:

	For the three months ended
	August 31, 2015	August 31, 2014
	($ in thousands)
Interest from investments	$6,819	$6,037
Management fees from Saratoga CLO	373	375
Interest from cash and cash equivalents and other income	566	63

Total	$7,758	$6,475

	For the six months ended
	August 31, 2015	August 31, 2014
	($ in thousands)
Interest from investments	$13,750	$11,639
Management fees from Saratoga CLO	752	767
Interest from cash and cash equivalents and other income	817	213

Total	$15,319	$12,619

For the three months ended August 31, 2015, total investment income increased $1.3 million, or 19.8% compared to the three months ended August 31, 2014. Interest income from investments increased $0.8 million, or 13.0%, to $6.8 million for the three months ended August 31, 2015 from $6.0 million for the three months ended August 31, 2014. This increased interest income reflects an increase of 6.7% in total investments to $252.2 million at August 31, 2015 from $236.3 million at August 31, 2014, despite the weighted average current coupon reducing from 13.0% to 11.7%.

For the six months ended August 31, 2015, total investment income increased $2.7 million, or 21.4% compared to the six months ended August 31, 2014. Interest income from investments increased $2.1 million, or 18.1%, to $13.8 million for the six months ended August 31, 2015 from $11.6 million for the six months ended August 31, 2014. This increased interest income reflects an increase of 6.7% in total investments to $252.2 million at August 31, 2015 from $236.3 million at August 31, 2014, despite the weighted average current coupon reducing from 13.0% to 11.7%.

For the three and six months ended August 31, 2015 and August 31, 2014, total PIK income was $0.3 million and $1.0 million, and $0.3 million and $0.6 million, respectively.

The Saratoga CLO was refinanced in October 2013. As a result, proceeds from principal payments in the loan portfolio of Saratoga CLO must now be used to paydown its outstanding notes. The management fee income and investment income that we receive from Saratoga CLO has remained relatively unchanged at $0.4 million and $0.8 million, respectively, for the three and six months ended August 31, 2015 and 2014.

Operating expenses

The composition of our operating expenses for the three and six months ended August 31, 2015 and August 31, 2014 are as follows:

Operating Expenses

	For the three months ended
	August 31, 2015	August 31, 2014
	($ in thousands)
Interest and debt financing expenses	$2,148	$1,809
Base management fees	1,151	1,037
Professional fees	350	276
Incentive management fees	(41)	769
Administrator expenses	275	250
Insurance	87	84
Directors fees and expenses	51	56
General & administrative	203	101
Excise tax expense (credit)	(123)	—

Total expenses	$4,101	$4,382

	For the six months ended
	August 31, 2015	August 31, 2014
	($ in thousands)
Interest and debt financing expenses	$4,112	$3,597
Base management fees	2,275	2,006
Professional fees	683	711
Incentive management fees	1,756	1,147
Administrator expenses	525	500
Insurance	175	169
Directors fees and expenses	102	109
General & administrative	386	224
Excise tax expense (credit)	(123)	—

Total expenses	$9,891	$8,463

For the three months ended August 31, 2015, total operating expenses decreased $0.3 million, or 6.4% compared to the three months ended August 31, 2014. For the six months ended August 31, 2015, total operating expenses increased $1.4 million, or 16.9% compared to the six months ended August 31, 2014.

For the three and six months ended August 31, 2015 and August 31, 2014, the increase in interest and debt financing expenses is primarily attributable to an increase in outstanding debt as compared to the prior years, with increased levels of the SBA debentures and notes outstanding offset by decreased levels of the Credit Facility outstanding. The Credit Facility decreased from $8.9 million at August 31, 2014 to $2.0 million at August 31, 2015, while our SBA debentures increased from $64.0 million to $79.0 million and the notes increased from $48.3 million to $57.2 million for these same periods. For the three months ended August 31, 2015, the weighted average interest rate on our outstanding indebtedness was 5.03% compared to 4.94% for the three months ended August 31, 2014. For the six months ended August 31, 2015, the weighted average interest rate on our outstanding indebtedness was 4.98% compared to 5.10% for the six months ended August 31, 2014. This decrease for the six months ended August 31, 2015 was primarily driven by an increase in SBA debentures that carry a lower interest rate but now make up a higher proportion of our overall debt, increasing from 52.8% of overall debt as of August 31, 2014 to 57.1% as of August 31, 2015. The increase for the three months ended August 31, 2015 was primarily driven by the increase in outstanding notes that have a higher interest rate than other debt.

For the three months ended August 31, 2015, base management fees increased $0.1 million, or 11.0% compared to the three months ended August 31, 2014. For the six months ended August 31, 2015, base management fees increased $0.3 million, or 13.4% compared to the six months ended August 31, 2014. The increase in base management fees results from the increase in the average value of our total assets, less cash and cash equivalents, from $233.1 million as of August 31, 2014 to $261.0 million as of August 31, 2015.

For the three and six months ended August 31, 2015, professional fees increased $0.1 million, or 26.7%, and decreased $0.03 million, or 4.0%, respectively, compared to the three and six months ended August 31, 2014.

For the three months ended August 31, 2015, incentive management fees decreased $0.8 million, or 105.4% compared to the three months ended August 31, 2014. The decrease in incentive management fees is primarily attributable to a reversal of the second part of the incentive fees due to the net unrealized depreciation on investments for the three months ended August 31, 2015 of $6.1 million, partially offset by net realized gains on investments of $3.7 million.

For the six months ended August 31, 2015, incentive management fees increased $0.6 million, or 53.1% compared to the six months ended August 31, 2014. These increased fees reflect two factors, being (i) an increase in accrued incentive fees this year, as higher total assets has led to increased net investment income above the hurdle rate pursuant to the investment advisory and management agreement, and (ii) increased second part of the incentive fees of $0.3 million related primarily to the redemption of one of our investments in which we held both debt and equity, resulting in a net realized gain of $3.8 million for the six months ended August 31, 2015.

As discussed above, the increase in interest and debt financing expenses for three and six months ended August 31, 2015 as compared to the three months ended August 31, 2014 is primarily attributable to an increase in the amount of outstanding debt and deferred financing costs. For the three and six months ended August 31, 2015 and August 31, 2014, the weighted average interest rate on the outstanding borrowings under the Credit Facility was 6.00% and 7.50%, respectively. For three months ended August 31, 2015 and August 31, 2014, the weighted average interest rate on the outstanding borrowings of the SBA debentures was 3.25% and 2.80%, respectively. For six months ended August 31, 2015 and August 31, 2014, the weighted average interest rate on the outstanding borrowings of the SBA debentures was 3.25% and 2.92%, respectively.

Net realized gains/(losses) on sales of investments

For the three months ended August 31, 2015, the Company had $27.4 million of sales, repayments, exits or restructurings resulting in $3.7 million of net realized gains. For the six months ended August 31, 2015, the Company had $34.8 million of sales, repayments, exits or restructurings resulting in $3.8 million of net realized gains. The most significant realized gains and losses during the six months ended August 31, 2015 were as follows:

Six Months ended August 31, 2015

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain/ (Loss)
		($ in thousands)
Network Communications, Inc.	Common Stock	3,206	—	3,206
Network Communications, Inc.	Unsecured Notes	914	686	228

The $3.2 million and $0.2 million of realized gain on our investments in Network Communications, Inc. is due to the sale of the company to a third party and reflects the realization value pursuant to that transaction.

For the three months ended August 31, 2014, the Company had $15.7 million of sales, repayments, exits or restructurings resulting in $0.4 million of net realized gains. For the six months ended August 31, 2014, the Company had $24.4 million of sales, repayments, exits or restructurings resulting in $0.4 million of net realized gains. There were no significant realized gains and losses during the six months ended August 31, 2014.

Net unrealized appreciation/(depreciation) on investments

For the three months ended August 31, 2015, our investments had net unrealized depreciation of $6.1 million versus net unrealized appreciation of $0.7 million for the three months ended August 31, 2014. For the six months ended August 31, 2015, our investments had net unrealized depreciation of $0.6 million versus net unrealized appreciation of $0.3 million for the six months ended August 31, 2014. The most significant cumulative changes in unrealized appreciation and depreciation for the six months ended August 31, 2015, were the following:

Six Months ended August 31, 2015

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation/ (Depreciation)	YTD Change in Unrealized Appreciation/ (Depreciation)
		($ in thousands)
Saratoga CLO	Other/Structured Finance Securities	14,304	16,754	2,450	1,372
Elyria Foundry Company, LLC	Common Stock	9,218	3,678	(5,540)	(3,084)
Smile Brands Group, Inc.	First Lien Term Loan	4,358	2,941	(1,417)	(1,203)

The $1.4 million unrealized appreciation in our investment in the Saratoga CLO was primarily due to a decline in the discount rate based on prevailing market conditions.

The $3.1 million unrealized depreciation in our investment in Elyria Foundry Company, LLC was primarily due to a decline in oil and gas end markets since year-end, negatively impacting the Company’s performance.

The $1.2 million unrealized depreciation in our investment in Smile Brands Group, Inc. was primarily due to declining profitability driven by increased spending.

The most significant cumulative changes in unrealized appreciation and depreciation for the six months ended August 31, 2014, were the following:

Six Months ended August 31, 2014

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation/ (Depreciation)	YTD Change in Unrealized Appreciation/ (Depreciation)
		($ in thousands)
Elyria Foundry Company, LLC	Senior Secured Note	$8,860	$5,785	$(3,075)	$(859)
Saratoga CLO	Other/ Structured Finance Securities	16,556	20,090	3,534	520
USS Parent Holding Corp.	Voting Common Stock	3,026	5,567	2,541	539

The $0.9 million of unrealized depreciation in our investment in Elyria Foundry Company, LLC was due to a decline in the company’s performance as a result of volume declines from key energy customers.

The $0.5 million of unrealized appreciation in our investment in the Saratoga CLO subordinated notes was due to a decrease in the discount rate from the previous year end.

The $0.5 million of unrealized appreciation in our investment in the common stock of USS Parent Holding Corp. was due to the sale of the company to a private equity firm.

Changes in net assets resulting from operations

For the three months ended August 31, 2015 and August 31, 2014, we recorded a net increase in net assets resulting from operations of $1.2 million and $3.2 million, respectively. Based on 5,583,795 weighted average common shares outstanding as of August 31, 2015, our per share net increase in net assets resulting from operations was $0.22 for the three months ended August 31, 2015. Based on 5,379,616 weighted average common shares outstanding as of August 31, 2014, our per share net increase in net assets resulting from operations was $0.59 for the three months ended August 31, 2014.

For the six months ended August 31, 2015 and August 31, 2014, we recorded a net increase in net assets resulting from operations of $8.6 million and $4.9 million, respectively. Based on 5,492,491 weighted average common shares outstanding as of August 31, 2015, our per share net increase in net assets resulting from operations was $1.57 for the six months ended August 31, 2015. Based on 5,379,616 weighted average common shares outstanding as of August 31, 2014, our per share net increase in net assets resulting from operations was $0.91 for the six months ended August 31, 2014.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

We intend to continue to generate cash primarily from cash flows from operations, including interest earned from our investments in debt in middle market companies, interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less, future borrowings and future offerings of securities.

Although we expect to fund the growth of our investment portfolio through the net proceeds from SBA debenture drawdowns and future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, we cannot assure you that our plans to raise capital will be successful. In this regard, because our common stock has historically traded at a price below our current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we have been and may continue to be limited in our ability to raise equity capital.

In addition, we intend to distribute to our stockholders substantially all of our taxable income in order to satisfy the distribution requirement applicable to RICs under Subchapter M of the Code. In satisfying this distribution requirement, we have in the past relied on IRS issued private letter rulings concluding that a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20% of the aggregate declared distribution. We may rely on these IRS private letter rulings in future periods to satisfy our RIC distribution requirement.

Also, as a BDC, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow.

Our asset coverage ratio, as defined in the 1940 Act, was 311.4% as of August 31, 2015 and 311.7% as of February 28, 2015. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and other debt-related markets, which may or may not be available on favorable terms, if at all.

Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. Also, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Madison revolving credit facility

Below is a summary of the terms of the senior secured revolving credit facility we entered into with Madison Capital Funding (the “Credit Facility”) on June 30, 2010.

Availability. The Company can draw up to the lesser of (i) $40.0 million (the “Facility Amount”) and (ii) the product of the applicable advance rate (which varies from 50.0% to 75.0% depending on the type of loan asset) and the value, determined in accordance with the Credit Facility (the “Adjusted Borrowing Value”), of certain “eligible” loan assets pledged as security for the loan (the “Borrowing Base”), in each case less (a) the amount of any undrawn funding commitments the Company has under any loan asset and which are not covered by amounts in the Unfunded Exposure Account referred to below (the “Unfunded Exposure Amount”) and (b) outstanding borrowings. Each loan asset held by the Company as of the date on which the Credit Facility was closed was valued as of that date and each loan asset that the Company acquires after such date will be valued at the lowest of its fair value, its face value (excluding accrued interest) and the purchase price paid for such loan asset. Adjustments to the value of a loan asset will be made to reflect, among other things, changes in its fair value, a default by the obligor on the loan asset, insolvency of the obligor, acceleration of the loan asset, and certain modifications to the terms of the loan asset.

The Credit Facility contains limitations on the type of loan assets that are “eligible” to be included in the Borrowing Base and as to the concentration level of certain categories of loan assets in the Borrowing Base such as restrictions on geographic and industry concentrations, asset size and quality, payment frequency, status and terms, average life, and collateral interests. In addition, if an asset is to remain an “eligible” loan asset, the Company may not make changes to the payment, amortization, collateral and certain other terms of the loan assets without the consent of the administrative agent that will either result in subordination of the loan asset or be materially adverse to the lenders.

Collateral. The Credit Facility is secured by substantially all of the assets of the Company (other than assets held by our SBIC subsidiary) and includes the subordinated notes (“CLO Notes”) issued by Saratoga CLO and the Company’s rights under the CLO Management Agreement (as defined below).

Interest Rate and Fees. Under the Credit Facility, funds are borrowed from or through certain lenders at the greater of the prevailing LIBOR rate and 2.00%, plus an applicable margin of 5.50%. At the Company’s option, funds may be borrowed based on an alternative base rate, which in no event will be less than 3.00%, and the applicable margin over such alternative base rate is 4.50%. In addition, the Company pays the lenders a commitment fee of 0.75% per year on the unused amount of the Credit Facility for the duration of the Revolving Period (defined below). Accrued interest and commitment fees are payable monthly. The Company was also obligated to pay certain other fees to the lenders in connection with the closing of the Credit Facility.

Revolving Period and Maturity Date. The Company may make and repay borrowings under the Credit Facility for a period of three years following the closing of the Credit Facility (the “Revolving Period”). The Revolving Period may be terminated at an earlier time by the Company or, upon the occurrence of an event of default, by action of the lenders or automatically. All borrowings and other amounts payable under the Credit Facility are due and payable in full five years after the end of the Revolving Period.

Collateral Tests. It is a condition precedent to any borrowing under the Credit Facility that the principal amount outstanding under the Credit Facility, after giving effect to the proposed borrowings, not exceed the lesser of the Borrowing Base or the Facility Amount (the “Borrowing Base Test”). In addition to satisfying the Borrowing Base Test, the following tests must also be satisfied (together with Borrowing Base Test, the “Collateral Tests”):

•	Interest Coverage Ratio. The ratio (expressed as a percentage) of interest collections with respect to pledged loan assets, less certain fees and expenses relating to the Credit Facility, to accrued interest and commitment fees and any breakage costs payable to the lenders under the Credit Facility for the last 6 payment periods must equal at least 175.0%.

•	Overcollateralization Ratio. The ratio (expressed as a percentage) of the aggregate Adjusted Borrowing Value of “eligible” pledged loan assets plus the fair value of certain ineligible pledged loan assets and the CLO Notes (in each case, subject to certain adjustments) to outstanding borrowings under the Credit Facility plus the Unfunded Exposure Amount must equal at least 200.0%.

•	Weighted Average FMV Test. The aggregate adjusted or weighted value of “eligible” pledged loan assets as a percentage of the aggregate outstanding principal balance of “eligible” pledged loan assets must be equal to or greater than 72.0% and 80.0% during the one-year periods prior to the first and second anniversary of the closing date, respectively, and 85.0% at all times thereafter.

The Credit Facility also requires payment of outstanding borrowings or replacement of pledged loan assets upon the Company’s breach of its representation and warranty that pledged loan assets included in the Borrowing Base are “eligible” loan assets. Such payments or replacements must equal the lower of the amount by which the Borrowing Base is overstated as a result of such breach or any deficiency under the Collateral Tests at the time of repayment or replacement. Compliance with the Collateral Tests is also a condition to the discretionary sale of pledged loan assets by the Company.

Priority of Payments. During the Revolving Period, the priority of payments provisions of the Credit Facility require, after payment of specified fees and expenses and any necessary funding of the Unfunded Exposure Account, that collections of principal from the loan assets and, to the extent that these are insufficient, collections of interest from the loan assets, be applied on each payment date to payment of outstanding borrowings if the Borrowing Base Test, the Overcollateralization Ratio and the Interest Coverage Ratio would not otherwise be met. Similarly, following termination of the Revolving Period, collections of interest are required to be applied, after payment of certain fees and expenses, to cure any deficiencies in the Borrowing Base Test, the Interest Coverage Ratio and the Overcollateralization Ratio as of the relevant payment date.

Reserve Account. The Credit Facility requires the Company to set aside an amount equal to the sum of accrued interest, commitment fees and administrative agent fees due and payable on the next succeeding three payment dates (or corresponding to three payment periods). If for any monthly period during which fees and other payments accrue, the aggregate Adjusted Borrowing Value of “eligible” pledged loan assets which do not pay cash interest at least quarterly exceeds 15.0% of the aggregate Adjusted Borrowing Value of “eligible” pledged loan assets, the Company is required to set aside such interest and fees due and payable on the next succeeding six payment dates. Amounts in the reserve account can be applied solely to the payment of administrative agent fees, commitment fees, accrued and unpaid interest and any breakage costs payable to the lenders.

Unfunded Exposure Account. With respect to revolver or delayed draw loan assets, the Company is required to set aside in a designated account (the “Unfunded Exposure Account”) 100.0% of its outstanding and undrawn funding commitments with respect to such loan assets. The Unfunded Exposure Account is funded at the time the

Company acquires a revolver or delayed draw loan asset and requests a related borrowing under the Credit Facility. The Unfunded Exposure Account is funded through a combination of proceeds of the requested borrowing and other Company funds, and if for any reason such amounts are insufficient, through application of the priority of payment provisions described above.

Operating Expenses. The priority of payments provision of the Credit Facility provides for the payment of certain operating expenses of the Company out of collections on principal and interest during the Revolving Period and out of collections on interest following the termination of the Revolving Period in accordance with the priority established in such provision. The operating expenses payable pursuant to the priority of payment provisions is limited to $350,000 for each monthly payment date or $2.5 million for the immediately preceding period of twelve consecutive monthly payment dates. This ceiling can be increased by the lesser of 5.0% or the percentage increase in the fair market value of all the Company’s assets only on the first monthly payment date to occur after each one-year anniversary following the closing of the Credit Facility. Upon the occurrence of a Manager Event (described below), the consent of the administrative agent is required in order to pay operating expenses through the priority of payments provision.

Events of Default. The Credit Facility contains certain negative covenants, customary representations and warranties and affirmative covenants and events of default. The Credit Facility does not contain grace periods for breach by the Company of certain covenants, including, without limitation, preservation of existence, negative pledge, change of name or jurisdiction and separate legal entity status of the Company covenants and certain other customary covenants. Other events of default under the Credit Facility include, among other things, the following:

•	an Interest Coverage Ratio of less than 150.0%;

•	an Overcollateralization Ratio of less than 175.0%;

•	the filing of certain ERISA or tax liens;

•	the occurrence of certain “Manager Events” such as:

•	failure by Saratoga Investment Advisors and its affiliates to maintain collectively, directly or indirectly, a cash equity investment in the Company in an amount equal to at least $5,000,000 at any time prior to the third anniversary of the closing date;

•	failure of the Management Agreement between Saratoga Investment Advisors and the Company to be in full force and effect;

•	indictment or conviction of Saratoga Investment Advisors or any “key person” for a felony offense, or any fraud, embezzlement or misappropriation of funds by Saratoga Investment Advisors or any “key person” and, in the case of “key persons,” without a reputable, experienced individual reasonably satisfactory to Madison Capital Funding appointed to replace such key person within 30 days;

•	resignation, termination, disability or death of a “key person” or failure of any “key person” to provide active participation in Saratoga Investment Advisors’ daily activities, all without a reputable, experienced individual reasonably satisfactory to Madison Capital Funding appointed within 30 days; or

•	occurrence of any event constituting “cause” under the Collateral Management Agreement between the Company and Saratoga CLO (the “CLO Management Agreement”), delivery of a notice under Section 12(c) of the CLO Management Agreement with respect to the removal of the Company as collateral manager or the Company ceases to act as collateral manager under the CLO Management Agreement.

Conditions to Acquisitions and Pledges of Loan Assets. The Credit Facility imposes certain additional conditions to the acquisition and pledge of additional loan assets. Among other things, the Company may not acquire additional loan assets without the prior written consent of the administrative agent until such time that the administrative agent indicates in writing its satisfaction with Saratoga Investment Advisors’ policies, personnel and processes relating to the loan assets.

Fees and Expenses. The Company paid certain fees and reimbursed Madison Capital Funding for the aggregate amount of all documented, out-of-pocket costs and expenses, including the reasonable fees and expenses of lawyers, incurred by Madison Capital Funding in connection with the Credit Facility and the carrying out of any and all acts contemplated thereunder up to and as of the date of closing of the stock purchase transaction with Saratoga Investment Advisors and certain of its affiliates. These amounts totaled $2.0 million.

On February 24, 2012, we amended our senior secured revolving credit facility with Madison Capital Funding LLC to, among other things:

•	expand the borrowing capacity under the Credit Facility from $40.0 million to $45.0 million;

•	extend the Revolving Period from July 30, 2013 to February 24, 2015; and

•	remove the condition that we may not acquire additional loan assets without the prior written consent of the administrative agent.

On September 17, 2014, we entered into a second amendment to the Credit Facility with Madison Capital Funding LLC to, among other things:

•	extend the commitment termination date from February 24, 2015 to September 17, 2017;

•	extend the maturity date of the Credit Facility from February 24, 2020 to September 17, 2022 (unless terminated sooner upon certain events);

•	reduce the applicable margin rate on base rate borrowings from 4.50% to 3.75%, and on LIBOR borrowings from 5.50% to 4.75%; and

•	reduce the floor on base rate borrowings from 3.00% to 2.25%; and on LIBOR borrowings from 2.00% to 1.25%.

As of August 31, 2015, we had $2.0 million outstanding under the Credit Facility and $79.0 million SBA-guaranteed debentures outstanding (which are discussed below). As of February 28, 2015, we had $9.6 million outstanding under the Credit Facility and $79.0 million SBA-guaranteed debentures outstanding. Our borrowing base under the Credit Facility at August 31, 2015 and February 28, 2015 was $34.8 million and $36.3 million, respectively.

Our asset coverage ratio, as defined in the 1940 Act, was 311.4% as of August 31, 2015 and 311.7% as of February 28, 2015.

Our asset coverage ratio, as defined in the 1940 Act, was 305.5% as of May 31, 2015.

Our asset coverage ratio, as defined in the 1940 Act, was 334.8% as of February 28, 2014.

SBA-guaranteed debentures

In addition, we, through a wholly-owned subsidiary, sought and obtained a license from the SBA to operate an SBIC. In this regard, on March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP, received a license from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of August 31, 2015, our SBIC subsidiary had $59.3 million in regulatory capital and $79.0 million SBA-guaranteed debentures outstanding.

We received exemptive relief from the Securities and Exchange Commission to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $150 million more than we would otherwise be able to absent the receipt of this exemptive relief.

On April 2, 2015, the SBA issued a “green light” or “go forth” letter inviting us to continue our application process to obtain a license to form and operate its second SBIC subsidiary. If approved, a second SBIC license would provide us an incremental source of long-term capital by permitting us to issue $75 million of additional SBA-guaranteed debentures in addition to the $150 million already approved under the first license. Receipt of a green light letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license and we have received no assurance or indication from the SBA that it will receive an SBIC license, or of the timeframe in which it would receive a license, should one be granted.

Unsecured notes

In May 2013, we issued $48.3 million in aggregate principal amount of our 7.50% unsecured notes due 2020 for net proceeds of $46.1 million after deducting underwriting commissions of $1.9 million and offering costs of $0.3 million. The proceeds included the underwriters’ full exercise of their overallotment option. Interest on these notes is paid quarterly in arrears on February 15, May 15, August 15 and November 15, at a rate of 7.50% per year, beginning August 15, 2013. The notes mature on May 31, 2020 and may be redeemed in whole or in part at any time or from time to time at our option on or after May 31, 2016. In connection with the issuance of the notes, we agreed to the following covenants for the period of time during which the notes are outstanding:

•	we will not violate (whether or not we are subject to) Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings.

•	we will not violate (regardless of whether we are subject to) Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the BDC’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Currently these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.

The Notes are listed on the NYSE under the trading symbol “SAQ” with a par value of $25.00 per Note.

On May 29, 2015, we entered into a Debt Distribution Agreement with Ladenburg Thalmann & Co. Inc. through which we may offer for sale, from time to time, up to $20.0 million in aggregate principal amount of the

Notes through an ATM offering. From May 29, 2015 through August 31, 2015, the Company sold 357,807 Notes in an aggregate principal amount of $8,945,175 at an average price of $25.36 for aggregate net proceeds of $8,890,953 (net of transaction costs).

At August 31, 2015 and February 28, 2015, the fair value of investments, cash and cash equivalents and cash and cash equivalents, reserve accounts were as follows:

	At August 31, 2015		At February 28, 2015
	Fair Value	Percent of Total	Fair Value	Percent of Total
	($ in thousands)
Cash and cash equivalents	$504	0.2%	$1,888	0.7%
Cash and cash equivalents, reserve accounts	12,089	4.6	18,175	7.0
Syndicated loans	16,571	6.2	18,302	7.0
First lien term loans	156,742	59.2	145,207	55.7
Second lien term loans	42,071	15.9	35,603	13.7
Unsecured notes	132	0.1	4,230	1.7
Structured finance securities	16,754	6.3	17,031	6.5
Equity interest	19,915	7.5	20,165	7.7

Total	$264,778	100.0%	$260,601	100.0%

On September 24, 2014, the Company announced the approval of an open market share repurchase plan that allows it to repurchase up to 200,000 shares of its common stock at prices below its NAV as reported in its then most recently published financial statements. As of August 31, 2015, the Company purchased 2,500 shares of common stock for approximately $0.04 million pursuant to this repurchase plan. On October 7, 2015 this open market share repurchase plan was extended for another year, increasing the number of shares the Company is allowed to repurchase at prices below its NAV, as reported in its most recently published financial statements, to 400,000.

On July 8, 2015 the Company declared a dividend of $0.33 per share payable on August 31, 2015. Shareholders will have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.1 million in cash and 47,861 newly issued shares of common stock.

On May 14, 2015, the Company declared a special dividend of $1.00 per share payable on June 5, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $3.4 million in cash and 126,230 newly issued shares of common stock.

On April 9, 2015, the Company declared a dividend of $0.27 per share payable on May 29, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.9 million in cash and 33,766 newly issued shares of common stock.

On September 24, 2014, the Company declared a dividend of $0.22 per share payable on February 27, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.8 million in cash and 26,858 newly issued shares of common stock, or 0.5% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $14.97 per share, which equaled the volume weighted average trading price per share of the common stock on February 13, 17, 18, 19, 20, 23, 24, 25, 26 and 27, 2015.

Also on September 24, 2014, the Company declared a dividend of $0.18 per share payable on November 28, 2014. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.6 million in cash and 22,283 newly issued shares of common stock, or 0.4% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $14.37 per share, which equaled the volume weighted average trading price per share of the common stock on November 14, 17, 18, 19, 20, 21, 24, 25, 26 and 28, 2014.

On October 30, 2013, our board of directors declared a dividend of $2.65 per share payable on December 27, 2013, to common stockholders of record on November 13, 2013. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.5 million or $0.53 per share. This dividend was declared in reliance on certain private letter rulings issued by the IRS concluding that a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution.

Based on shareholder elections, the dividend consisted of approximately $2.5 million in cash and 649,500 shares of common stock, or 13.7% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.439 per share, which equaled the volume weighted average trading price per share of the common stock on December 11, 13, and 16, 2013.

On November 9, 2012, our board of directors declared a dividend of $4.25 per share payable on December 31, 2012, to common stockholders of record on November 20, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $3.3 million or $0.85 per share.

Based on shareholder elections, the dividend consisted of $3.3 million in cash and 853,455 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.444 per share, which equaled the volume weighted average trading price per share of the common stock on December 14, 17 and 19, 2012.

On November 15, 2011, our board of directors declared a dividend of $3.00 per share payable on December 30, 2011, to common stockholders of record on November 25, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.0 million or $0.60 per share.

Based on shareholder elections, the dividend consisted of $2.0 million in cash and 599,584 shares of common stock, or 18.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.117067 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2011.

On November 12, 2010, our board of directors declared a dividend of $4.40 per share to shareholders payable in cash or shares of our common stock, in accordance with the provisions of the IRS Revenue Procedure 2010-12, which allows a publicly-traded regulated investment company to satisfy its distribution requirements with a distribution paid partly in common stock provided that at least 10.0% of the distribution is payable in cash. The dividend was paid on December 29, 2010 to common shareholders of record on November 19, 2010.

Based on shareholder elections, the dividend consisted of $1.2 million in cash and 596,235 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 10.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $17.8049 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2010.

On November 13, 2009, our board of directors declared a dividend of $18.25 per share payable on December 31, 2009, to common stockholders of record on November 25, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $0.25 per share.

Based on shareholder elections, the dividend consisted of $2.1 million in cash and 8,648,725 shares of common stock, or 104.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 13.7% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $1.5099 per share, which equaled the volume weighted average trading price per share of the common stock on December 24 and 28, 2009.

We cannot provide any assurance that these measures will provide sufficient sources of liquidity to support our operations and growth.

Contractual obligations

The following table shows our payment obligations for repayment of debt and other contractual obligations at August 31, 2015:

		Payment Due by Period
	Total	Less Than 1 Year	1 -3 Years	3 -5 Years	More Than 5 Years
	($ in thousands)
Long-Term Debt Obligations	$138,245	$—	$—	$57,245	$81,000

Off-balance sheet arrangements

The Company’s off-balance sheet arrangements consisted of $11.6 million and $11.2 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of August 31, 2015 and February 28, 2015, respectively. Such commitments are generally up to the Company’s discretion to approve, or the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company’s Consolidated Statement of Assets and Liabilities and are not reflected in the Company’s Consolidated Statements of Assets and Liabilities.

A summary of the composition of the unfunded commitments as of August 31, 2015 and February 28, 2015 is shown in the table below (dollars in thousands):

	As of
	August 31, 2015	February 28, 2015
Bristol Hospice, LLC	$7,500	$7,500
HMN Holdco, LLC	2,400	2,400
Avionte Holdings, LLC	1,000	1,000
Advanced Air & Heat of Florida, LLC	400	—
Knowland Technology Holdings, L.L.C	300	300

Total	$11,600	$11,200

Update to the Accompanying Base Prospectus

The information below updates and supplements and, to the extent inconsistent with, replaces the first paragraph of the risk factor entitled “Our investment in Saratoga CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility.”

At February 28, 2015, our investment in the subordinated notes of Saratoga CLO, a collateralized loan obligation fund, had a fair value of $17.0 million and constituted 7.1% of our portfolio. This investment constitutes a first loss position in a portfolio that, as of February 28, 2015, was composed of $296.9 million in aggregate principal amount of primarily senior secured first lien term loans and $5.8 million in uninvested cash. A first loss position means that we will suffer the first economic losses if the value of Saratoga CLO decreases. First loss positions typically carry a higher risk and earn a higher yield. Interest payments generated from this portfolio will be used to pay the administrative expenses of Saratoga CLO and interest on the debt issued by Saratoga CLO before paying a return on the subordinated notes. Principal payments will be similarly applied to pay administrative expenses of Saratoga CLO and for reinvestment or repayment of Saratoga CLO debt before paying a return on, or repayment of, the subordinated notes. In addition, 50.0% of our fixed management fee and 100.0% our incentive management fee for acting as the collateral manager of Saratoga CLO is subordinated to the payment of interest and principal on Saratoga CLO debt. Any losses on the portfolio will accordingly reduce the cash flow available to pay these management fees and provide a return on, or repayment of, our investment. Depending on the amount and timing of such losses, we may experience smaller than expected returns and, potentially, the loss of our entire investment.

The information below updates and supplements and, to the extent inconsistent with, replaces the information in the accompanying prospectus under the heading “Price Range of Common Stock and Distributions.”

The percentage of the Company’s high sales price as a discount to the Company’s net asset value per share as of May 31, 2015 and May 31, 2013 is -21.1% and 29.1%, respectively. The percentage of the Company’s low sales price as a discount to the Company’s net asset value per share as of May 31, 2012 is -40.1%.

SENIOR SECURITIES

(dollar amounts in thousands, except per share data)

Information about our senior securities is shown in the following table as of February 28/29 for the fiscal years indicated in the table, unless otherwise noted. Ernst & Young LLP’s report on the table, as of February 28, 2015, is attached as an exhibit to the registration statement of which this prospectus supplement is a part. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial condition, liquidity and capital resources” for more detailed information regarding the senior securities.

Class and Year(1)(2)	Total Amount Outstanding Exclusive of Treasury Securities(3)	Asset Coverage per Unit(4)	Involuntary Liquidating Preference per Share(5)	Average Market Value per Share(6)
	(in thousands)
Credit Facility with Madison Capital Funding
Fiscal year 2016 (as of August 31, 2015, unaudited)(7)	$2,000	$3,114	—	N/A
Fiscal year 2015	$9,600	$3,117	—	N/A
Fiscal year 2014	$—	$3,348	—	N/A
Fiscal year 2013	$24,300	$5,421	—	N/A
Fiscal year 2012 (as of February 29, 2012)	$20,000	$5,834	—	N/A
Fiscal year 2011 (as of February 28, 2011)	$4,500	$20,077	—	N/A
Fiscal year 2010 (as of February 28, 2010)	$—	$—	—	N/A
Fiscal year 2009 (as of February 28, 2009)	$—	$—	—	N/A
Fiscal year 2008 (as of February 29, 2008)	$—	$—	—	N/A
Fiscal year 2007 (as of February 28, 2007)	$—	$—	—	—
7.50% Notes due 2020
Fiscal year 2016 (as of August 31, 2015, unaudited)(7)	$57,245	3,114		$25.56	(8)
Fiscal year 2015	$48,300	$3,117	—	$25.46	(8)
Fiscal year 2014	$48,300	$3,348	—	$25.18	(8)
Fiscal year 2013	$—	$—	—	N/A
Fiscal year 2012 (as of February 29, 2012)	$—	$—	—	N/A
Fiscal year 2011 (as of February 28, 2011)	$—	$—	—	N/A
Fiscal year 2010 (as of February 28, 2010)	$—	$—	—	N/A
Fiscal year 2009 (as of February 28, 2009)	$—	$—	—	N/A
Fiscal year 2008 (as of February 29, 2008)	$—	$—	—	N/A
Fiscal year 2007 (as of February 28, 2007)	$—	$—	—	—

(1)	We have excluded our SBA-guaranteed debentures from this table because the SEC has granted us exemptive relief that permits us to exclude such debentures from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”
(2)	This table does not include the senior securities of our predecessor entity, GSC Investment Corp., relating to a revolving securitized credit facility with Deutsche Bank, in light of the fact that the Company was under different management during the time that such credit facility was outstanding.
(3)	Total amount of senior securities outstanding at the end of the period presented.
(4)	Asset coverage per unit is the ratio of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness, calculated on a total basis.
(5)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.
(6)	Not applicable for credit facility because not registered for public trading.
(7)	Total amount outstanding as of October 13, 2015, including our Credit Facility, Notes and SBA-guaranteed debentures, was $136.6 million (Unaudited).
(8)	Based on the average daily trading price of the Notes on the NYSE.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a general summary of the material United States federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), the material United States federal estate tax consequences) applicable to an investment in the Notes. This summary does not purport to be a complete description of the income and estate tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase, ownership and disposition of our Notes.

This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for tax purposes, entities that are tax-exempt for United States federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for United States federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency is not the U.S. dollar. It also does not deal with beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the United States federal tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for United States federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) a trust (a) subject to the control of one or more United States persons and the primary supervision of a court in the United States, or (b) that existed on August 20, 1996 and has made a valid election (under applicable Treasury Regulations) to be treated as a domestic trust, or (iv) an estate the income of which is subject to United States federal income taxation regardless of its source. The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident alien, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Resident aliens are subject to United States federal income tax as if they were United States citizens.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the United States federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding Notes should consult their own tax advisors.

Taxation of Note Holders

Under present law, we are of the opinion that the Notes will constitute indebtedness of ours for United States federal income tax purposes, which the below discussion assumes. We intend to treat all payments made with respect to the Notes consistent with this characterization.

Taxation of U.S. Holders. Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, subject to the market discount rules discussed below, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts; for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

Market Discount. A subsequent purchaser who buys a Note for less than its issuance price may be subject to the “market discount” rules of sections 1276 through 1278 of the Code. If a subsequent purchaser of a Note disposes of such Note (including certain nontaxable dispositions, such as a gift) or receives a principal payment, any gain or deemed gain upon such sale or other disposition will be recognized, or the amount of such principal payment will be treated, as ordinary income to the extent of any “market discount” accrued for the period that such purchaser holds the Note. Such holder may instead elect to include market discount in income as it accrues with respect to all debt instruments acquired in the year of acquisition of the Notes and thereafter. Market discount will generally equal the excess, if any, of the then current issuance price (as determined for these purposes) of the Note over the purchaser’s basis in the Note immediately after such purchaser acquired the Note. Market discount on a Note will be treated as accruing over the term of such Note in the ratio of interest for the current period over the sum of such current interest and the expected amount of all remaining interest payments, or at the election of the Noteholder, under a constant yield method (calculated by taking into account a reasonable prepayment assumption). At the request of a Noteholder of a Note, information will be made available that will allow the holder to compute the accrual of market discount under the first method described in the preceding sentence.

Unearned Income Medicare Contribution

A tax of 3.8% will be imposed on certain “net investment income” (or “undistributed net investment income”, in the case of estates and trusts) received by taxpayers other than corporations with adjusted gross income above certain threshold amounts. “Net investment income” as defined for United States federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale or other disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Taxation of Non-U.S. Holders. A non-U.S. holder generally will not be subject to United States federal income or withholding taxes on payments of principal or interest on a Note provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) the non-U.S. holder is not a controlled foreign corporation related to the Company through stock ownership, (iii) the non-U.S. holder is not a bank receiving interest described in Section 881(c)(3)(A) of the

Code, (iv) the non-U.S. holder does not own (directly or indirectly, actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (v) the non-U.S. holder has provided a statement in the year in which a payment occurs or in the preceding 3 years, on an Internal Revenue Service (IRS) Form W-8BEN (or other applicable form) signed under penalties of perjury that includes its name and address and certifies that the non-U.S. holder is the beneficial owner and is not a United States person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to United States federal income tax withholding on payments of interest on the Notes at a rate of 30% unless (i) the income is effectively connected with the conduct of a United States trade or business (and, under certain income tax treaties, is attributable to a permanent establishment maintained in the U.S. by the non-U.S. holder), so long as the non-U.S. holder has provided an IRS Form W-8ECI or substantially similar substitute form stating that the interest on the Notes is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S. in which case the interest will be subject to United States federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, withholding tax.

In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with the conduct of a United States trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a United States trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a United States trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms. The non-U.S. holder must inform the recipient of any changes on these forms within 30 days of such change. These forms may be required to be periodically updated. Also, a non-U.S. holder who is claiming the benefits of a treaty may be required to obtain a United States taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Generally, a non-U.S. holder will not be subject to United States federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (or, if required by an applicable income tax treaty, is not attributable to a United States “permanent establishment” maintained by the non-U.S. holder) and (ii) that the non-U.S. holder is not an individual who is present in the U.S. for 183 days or more in the taxable year of the sale, exchange, or other taxable disposition and meets certain other conditions (unless such holder is eligible for relief under an applicable income tax treaty). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for United States federal estate tax purposes) generally will not be subject to the United States federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a United States trade or business.

Information Reporting and Backup Withholding. A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 28% on, and to information reporting requirements with respect to, payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

The amount of interest we pay to a non-U.S. holder on the Notes will be reported to such non-U.S. Holder and to the IRS annually on an IRS Form 1042-S even if the non-U.S. holder is exempt from the 30% withholding tax described above. Copies of the information returns reporting those payments and the amounts withheld, if any, may also be made available to the tax authorities in the country where the non-U.S. holder is resident under provisions of an applicable income tax treaty or agreement.

In addition, backup withholding tax and certain other information reporting requirements apply to payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes, unless an exemption applies. Backup withholding and information reporting will not apply to payments we make to a non-U.S. holder if such non-U.S. holder has provided to the applicable withholding agent under penalties of perjury the required certification of their non-U.S. person status as discussed above (and the applicable withholding agent does not have actual knowledge or reason to know that they are a U.S. person) or if the non-U.S. holder is an exempt recipient.

If a non-U.S. holder sells or redeems a Note through a U.S. broker or the U.S. office of a foreign broker, the proceeds from such sale or redemption will be subject to information reporting and backup withholding unless such non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such non-U.S. holder is not a United States person to the broker and such broker does not have actual knowledge or reason to know that such non-U.S. holder is a United States person, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a non-U.S. holder sells or redeems a note through the foreign office of a broker who is a United States person or has certain enumerated connections with the U.S., the proceeds from such sale or redemption will be subject to information reporting unless the non-U.S. holder provides to such broker a withholding certificate or other appropriate documentary evidence establishing that the non-U.S. holder is not a United States person and such broker does not have actual knowledge or reason to know that such evidence is false, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the non-U.S. holder is a United States person.

You should consult your tax advisor regarding the qualification for an exemption from backup withholding and information reporting and the procedures for obtaining such an exemption, if applicable. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner generally would be allowed as a refund or a credit against such beneficial owner’s United States federal income tax provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or that do not reside in a jurisdiction that has entered into an intergovernmental agreement with the IRS to provide such information. The types of income subject to the tax include U.S. source interest and dividends and, after December 31, 2018, the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Fund shareholder and the status of the intermediaries through which they hold their shares, Fund shareholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Fund shareholder might be eligible for refunds or credits of such taxes.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

Our Taxation as a Regulated Investment Company

As a regulated investment company (“RIC”), we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain our qualification as a RIC, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	Qualify as a RIC; and

•	Satisfy the Annual Distribution Requirement

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid the 4% excise tax on our income. However, depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay the 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We may, in the future, make actual distributions to our stockholders of our net capital gains.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our net ordinary income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. If the IRS should adopt a position that a distribution of 20% cash and the balance in stock is not a distribution satisfying the Annual Distribution Requirement, we may find it more difficult to meet such requirement.

Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited to make distributions, we may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. If we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets and the amount of income available to make interest and principal payments on the Notes. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated.

DESCRIPTION OF THE NOTES

On May 10, 2013, we and U.S. Bank National Association, or the “Trustee,” entered into the first supplemental indenture, or the “first supplemental indenture,” to the indenture, or the “base indenture,” between us and the Trustee, dated May 10, 2013, relating to our issuance, offer and sale of approximately $48.3 million aggregate principal amount of 7.5% fixed-rate notes due 2020, or the “Existing Notes.” We refer to the base indenture, along with the first supplemental indenture thereto, as the “indenture.” We will issue the Notes offered hereby under the same first supplemental indenture. The Notes offered hereby will be a further issuance of, rank equally in right of payment with, and form a single series for all purposes under the Indenture, including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with the Existing Notes. Unless otherwise indicated, the Notes offered hereby and the Existing Notes are collectively referred to herein as the “Notes.”

The Notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our Notes.

This section includes a description of the material terms of the Notes and the indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the Notes. The indenture has been attached as an exhibit to the registration statement of which this prospectus supplement is a part and filed with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

General

The Notes will mature on May 31, 2020. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the Notes is 7.50% per year and will be paid every February 15, May 15, August 15 and November 15 of each year, beginning on the first applicable interest payment date following a given purchase of the Notes under this prospectus supplement, and the regular record dates for interest payments will be February 1, May 1, August 1, and November 1 of each year, commencing with the first such date to follow a given purchase of the Notes under this prospectus supplement. The interest payable on each interest payment date will be paid only to holders of record of the Notes at the close of business on the record date immediately preceding the applicable interest payment date. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. Interest on the Notes will accrue from the most recent interest payment date immediately preceding the date of issuance of the Notes from time to time, except that, if you purchase Notes after the record dates noted above (or your settlement of a purchase of Notes otherwise occurs after such record date), your Notes will not accrue interest for the period from such purchase date to the interest payment date immediately following such record date. Subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof. If any of the Notes are sold at prices above the par value of $25 per Note, the effective yield on such Notes to the purchasers may be less than 7.50%. The Notes will not be subject to any sinking fund and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We have the ability to issue indenture securities with terms different from the Notes and, without the consent of the holders thereof, to reopen the Notes and issue additional Notes.

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after May 31, 2016 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

If we redeem only some of the Notes, the trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and the 1940 Act and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Global Securities

Each Note will be issued in book-entry form and represented by a global security that we deposit with and register in the name of The Depository Trust Company, New York, New York, known as DTC, or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “—Book-Entry Procedures” below.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.

Payment and Paying Agents

We will pay interest to the person listed in the trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Book-Entry Procedures.”

Payments on Certificated Securities

In the event the Notes become represented by certificated securities, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date to the holder of the Notes as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, New York. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in a notice to holders against surrender of the Note.

Alternatively, at our option, we may pay any cash interest that becomes due on the Notes by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes, as described later in this subsection.

The term “Event of Default” in respect of the Notes means any of the following:

•	we do not pay the principal (or premium, if any) of any Note when due;

•	we do not pay interest on any Note when due, and such default is not cured within 30 days;

•	we remain in breach of a covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the Notes);

•	a final judgment for the payment of $15 million or more (excluding any amounts covered by insurance) rendered against us or any significant subsidiary, which judgment is not discharged or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days;

•	on the last business day of each of twenty-four consecutive calendar months, the Notes have the asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to any exemptive relief granted to us by the SEC; or

•	a default by us or any of our significant subsidiaries, which is not cured within 30 days, under any agreement or instrument relating to indebtedness for borrowed money in excess of $10 million, which default (i) results in such indebtedness becoming or being declared due and payable or (ii) constitutes a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise.

An Event of Default for the Notes does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable. If an Event of Default referred to in the second to last bullet point above with respect to us has occurred, the entire principal amount of all the Notes will automatically become due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the Notes (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;

•	the holders of at least 25% in principal amount of all the Notes must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the Notes, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive any past defaults other than other than:

•	the payment of principal or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the Notes;

•	the merger or sale of assets must not cause a default on the Notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded; and

•	we must deliver certain certificates and documents to the trustee.

Modification or Waiver

There are three types of changes we can make to the indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on the Notes;

•	reduce any amounts due on the Notes;

•	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

•	change the place or currency of payment on a Note;

•	impair your right to sue for payment;

•	reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture; and

•	reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the Notes would require the following approval:

•	if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and

•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Defeasance

The following defeasance provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from the restrictive covenants under the indenture relating to the Notes. The consequences to the holders of the Notes is that, while they no longer benefit from the restrictive covenants under the indenture, and while the Notes may not be accelerated for any reason, the holders of Notes nonetheless are guaranteed to receive the principal and interest owed to them. We are under no obligation to exercise any such rights of defeasance.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. If we achieve covenant defeasance and your Notes were subordinated as described under “Indenture Provisions—Ranking” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debtholders. In order to achieve covenant defeasance, we must do the following:

•	Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments; and

•	no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit. Under current U.S. federal tax law the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit;

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments; and

•	no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your Notes were subordinated as described later under “—Indenture Provisions—Ranking,” such subordination would not prevent the trustee under the Indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such Notes for the benefit of the subordinated debtholders.

Other Covenants

In addition to any other covenants described in this prospectus supplement, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by the Company and related matters, the following covenants will apply to the Notes:

•	We agree that for the period of time during which the Notes are outstanding, we will not violate (whether or not we are subject thereto) Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See the accompanying prospectus, “Risk Factors—Pending legislation may allow us to incur additional leverage.”

•	We agree that for the period of time during which the Notes are outstanding, we will not violate (regardless of whether we are subject to) Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the BDC’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Currently, these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.

•	If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise, in denominations of $25 and amounts that are multiples of $25.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Ranking

The Notes will be our direct unsecured obligations and will rank:

•	pari passu, or equal in right of payment, with our existing and future unsecured indebtedness;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

•	effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; and

•	structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, borrowings under the Credit Facility and borrowings by Saratoga Investment Corp SBIC LP.

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below). In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness or subordinated debt securities. The Indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the Indenture.

Senior Indebtedness is defined in the Indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the Indenture and in accordance with the terms of the Indenture (including any indenture securities designated as Senior Indebtedness), and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

Book-Entry Procedures

The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company (“DTC”) or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount of such issue, and will be deposited with DTC. Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the Paying Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct

Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the Trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the Trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the Trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the Trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

PLAN OF DISTRIBUTION

Ladenburg Thalmann & Co. Inc. is acting as our sales agent in connection with the offer and sale of the Notes pursuant to this prospectus supplement and the accompanying prospectus. Upon written instructions from us, Ladenburg Thalmann & Co. Inc. will use its commercially reasonable efforts consistent with its sales and trading practices to sell, as our sales agent, the Notes under the terms and subject to the conditions set forth in our Debt Distribution Agreement with Ladenburg Thalmann & Co. Inc. dated May 29, 2015. We will instruct Ladenburg Thalmann & Co. Inc. as to the amount of the Notes to be sold by it. We may instruct Ladenburg Thalmann & Co. Inc. not to sell the Notes if the sales cannot be effected at or above the price designated by us in any instruction. We will not instruct the Ladenburg Thalmann & Co. Inc. to sell the Notes if the sales cannot be effected at or above prices that will allow the Notes to be treated as “fungible” with the Existing Notes for U.S. federal income tax purposes. We or Ladenburg Thalmann & Co. Inc. may suspend the offering of Notes upon proper notice and subject to other conditions.

Sales of the Notes, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices. If any of the Notes are sold at prices above par, the effective yield on such Notes to the purchasers may be less than 7.50%.

Ladenburg Thalmann & Co. Inc. will provide written confirmation of a sale to us no later than the opening of the trading day on the NYSE following each trading day in which the Notes are sold under the Debt Distribution Agreement. Each confirmation will include the amount of Notes sold on the preceding day, the net proceeds to us and the compensation payable by us to Ladenburg Thalmann & Co. Inc. in connection with the sales.

Ladenburg Thalmann & Co. Inc. will receive a commission from us equal to 2.0% of the gross sales price of any of the Notes sold through Ladenburg Thalmann & Co. Inc. under the Debt Distribution Agreement. We estimate that the total expenses for the offering, excluding compensation payable to Ladenburg Thalmann & Co. Inc. under the terms of the Debt Distribution Agreement, will be approximately $135,000.

Settlement for sales of the Notes will occur on the third trading day following the date on which such sales are made, or on some other date that is agreed upon by us and Ladenburg Thalmann & Co. Inc. in connection with a particular transaction, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

We will report at least quarterly the number of the Notes sold through Ladenburg Thalmann & Co. Inc. under the Debt Distribution Agreement, the net proceeds to us and the compensation paid by us to Ladenburg Thalmann & Co. Inc., if any.

From May 29, 2015, the date that we commenced this offering, through October 13, 2015, the Company sold 373,191 Notes in an aggregate principal amount of $9,329,775 at an average price of $25.35 for aggregate net proceeds of $9,269,376 (net of transaction costs). Ladenburg Thalmann & Co. Inc. received compensation of $189,175 in connection with such sales.

In connection with the sale of the Notes on our behalf, Ladenburg Thalmann & Co. Inc. may be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of Ladenburg Thalmann & Co. Inc. may be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to Ladenburg Thalmann & Co. Inc. against certain civil liabilities, including liabilities under the Securities Act.

The offering of the Notes pursuant to the Debt Distribution Agreement will terminate upon the earlier of (i) the sale of the dollar amount of Notes subject to the Debt Distribution Agreement or (ii) the termination of the Debt Distribution Agreement. The Debt Distribution Agreement may be terminated by us in our sole discretion under the circumstances specified in the Debt Distribution Agreement by giving notice to Ladenburg Thalmann & Co. Inc. In addition, Ladenburg Thalmann & Co. Inc. may terminate the Debt Distribution Agreement under the circumstances specified in the Debt Distribution Agreement by giving notice to us.

Potential Conflicts of Interest

Ladenburg Thalmann & Co. Inc. and its affiliates have provided, or may in the future provide, various investment banking, commercial banking, financial advisory, brokerage and other services to us and our affiliates for which services they have received, and may in the future receive, customary fees and expense reimbursement. Specifically, pursuant to an underwriting agreement dated May 2, 2013, for which Ladenburg Thalmann & Co. Inc. acted as representative of the underwriters, on May 10, 2013, we issued $42.0 million in aggregate principal amount of the Existing Notes. In addition, on May 17, 2013, we closed an additional $6.3 million in aggregate principal amount of the Existing Notes, pursuant to the full exercise of the underwriters’ option to purchase additional Existing Notes. In connection with the foregoing, we paid underwriting discounts and commissions of $1,932,000 to the underwriters.

Ladenburg Thalmann & Co. Inc. and its affiliates may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. In the ordinary course of their various business activities, Ladenburg Thalmann & Co. Inc. and its affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of our company. Ladenburg Thalmann & Co. Inc. and its affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of Ladenburg Thalmann & Co. Inc. is 570 Lexington Avenue, 12th Floor, New York, NY 10022.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the sales agent by Blank Rome LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, our independent registered public accounting firm, has audited our consolidated financial statements as of February 28, 2015 and February 28, 2014 and the three years ended February 28, 2015, February 2014 and February 28, 2013 and the related senior securities table, as set forth in their reports. We have included our consolidated financial statements and our senior securities table in this prospectus supplement and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing. Ernst & Young LLP’s principal business address is 5 Times Square, New York, New York 10036.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus supplement and the accompanying prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022, by telephone at (212) 906-7800, or on our website at http://www.saratogainvestmentcorp.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement or the accompanying prospectus.

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

PART I FINANCIAL INFORMATION

Item 1. Financial Statements

Saratoga Investment Corp.

Consolidated Statements of Assets and Liabilities

	As of
	August 31, 2015	February 28, 2015
	(unaudited)
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $236,385,079 and $222,505,383, respectively)	$235,430,731	$223,506,589
Control investments (cost of $14,304,200 and $15,953,001, respectively)	16,754,160	17,031,146

Total investments at fair value (amortized cost of $250,689,279 and $238,458,384, respectively)	252,184,891	240,537,735
Cash and cash equivalents	504,283	1,888,158
Cash and cash equivalents, reserve accounts	12,089,017	18,175,214
Interest receivable, (net of reserve of $393,447 and $309,498, respectively)	2,689,454	2,469,398
Management fee receivable	174,432	171,913
Other assets	571,358	317,637
Receivable from unsettled trades	100,000	—

Total assets	$268,313,435	$263,560,055

LIABILITIES
Revolving credit facility	$2,000,000	$9,600,000
Deferred debt financing costs, revolving credit facility	(555,160)	(594,845)
SBA debentures payable	79,000,000	79,000,000
Deferred debt financing costs, SBA debentures payable	(2,122,413)	(2,340,894)
Notes payable	57,245,175	48,300,000
Deferred debt financing costs, notes payable	(1,752,164)	(1,847,564)
Dividend payable	731,440	402,200
Base management and incentive fees payable	6,037,226	5,835,941
Accounts payable and accrued expenses	572,960	835,189
Interest and debt fees payable	1,545,272	1,405,466
Due to manager	352,679	365,820

Total liabilities	$143,055,015	$140,961,313

Commitments and contingencies (See Note 7)
NET ASSETS
Common stock, par value $.001, 100,000,000 common shares authorized, 5,586,254 and 5,401,899 common shares issued and outstanding, respectively	$5,586	$5,402
Capital in excess of par value	187,648,418	184,877,680
Distribution in excess of net investment income	(27,216,301)	(23,905,603)
Accumulated net realized loss from investments and derivatives	(36,674,895)	(40,458,088)
Accumulated net unrealized appreciation on investments	1,495,612	2,079,351

Total net assets	125,258,420	122,598,742

Total liabilities and net assets	$268,313,435	$263,560,055

NET ASSET VALUE PER SHARE	$22.42	$22.70

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Statements of Operations

(unaudited)

	For the three months ended August 31		For the six months ended August 31
	2015	2014	2015	2014
INVESTMENT INCOME
Interest from investments
Non-control/Non-affiliate investments	$5,877,682	$5,047,571	$11,526,661	$9,755,465
Payment-in-kind interest income from Non-control/Non-affiliate investments	262,991	329,614	954,143	582,542
Control investments	678,706	660,031	1,269,696	1,301,369

Total interest income	6,819,379	6,037,216	13,750,500	11,639,376
Interest from cash and cash equivalents	731	1,120	1,467	1,714
Management fee income	373,152	375,459	751,898	767,493
Other income	565,055	61,495	815,619	210,830

Total investment income	7,758,317	6,475,290	15,319,484	12,619,413

EXPENSES
Interest and debt financing expenses	2,147,976	1,809,516	4,111,841	3,597,103
Base management fees	1,151,236	1,037,186	2,275,334	2,005,665
Professional fees	349,533	275,933	682,977	711,307
Administrator expenses	275,000	250,000	525,000	500,000
Incentive management fees	(41,279)	768,878	1,756,554	1,147,367
Insurance	87,316	84,127	174,633	168,614
Directors fees and expenses	51,000	55,586	102,000	108,761
General & administrative	203,449	100,568	386,369	224,194
Excise tax expense (credit)	(123,338)	—	(123,338)	—

Total expenses	4,100,893	4,381,794	9,891,370	8,463,011

NET INVESTMENT INCOME	3,657,424	2,093,496	5,428,114	4,156,402

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investments	3,709,947	360,161	3,783,193	441,841
Net unrealized appreciation/(depreciation) on investments	(6,124,708)	703,506	(583,739)	318,809

Net gain/(loss) on investments	(2,414,761)	1,063,667	3,199,454	760,650

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,242,663	$3,157,163	$8,627,568	$4,917,052

WEIGHTED AVERAGE—BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.22	$0.59	$1.57	$0.91
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING—BASIC AND DILUTED	5,583,795	5,379,616	5,492,491	5,379,616

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Schedule of Investments

August 31, 2015

(unaudited)

The following table sets forth certain information as of August 31, 2015 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments, and the board observer or participation rights we may receive.

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets
Non-control/Non-affiliated investments—187.9%(b)
National Truck Protection Co., Inc.(d),(g) 6 Commerce Drive Suite 200, Cranford, NJ 07016	Automotive Aftermarket	Common Stock	1,116	$1,000,000	$1,503,856	1.2%
National Truck Protection Co., Inc.(d)	Automotive Aftermarket	First Lien Term Loan 15.50% Cash, 9/13/2018	$7,326,770	7,326,770	7,326,770	5.9%
Take 5 Oil Change, L.L.C.(d),(g) 3621 Ridgelake Drive, Suite 203, Metairie LA 70002	Automotive Aftermarket	Common Stock	7,128	480,535	2,046,963	1.6%

		Total Automotive Aftermarket		8,807,305	10,877,589	8.7%

Legacy Cabinets Holdings(d),(g) 100 Legacy Blvd, Lincoln, AL 35096	Building Products	Common Stock Voting A-1	2,535	220,900	1,930,656	1.5%
Legacy Cabinets Holdings(d),(g)	Building Products	Common Stock Voting B-1	1,600	139,424	1,218,560	1.0%
Polar Holding Company, Ltd.(a),(i) 672 Kimberly Ave, Winnipeg, MB R2K 0Y2, Canada	Building Products	First Lien Term Loan 10.00% Cash, 8/13/2016	$1,000,000	1,000,000	1,000,000	0.8%

		Total Building Products		1,360,324	4,149,216	3.3%

BMC Software, Inc.(d) 2101 CityWest Boulevard, Houston, TX 77042	Business Services	First Lien Term Loan 5.00% Cash, 9/10/2020	$5,701,667	5,660,379	5,233,560	4.2%
Dispensing Dynamics International(d) 1020 Bixby Drive, City of Industry, CA 91745	Business Services	Senior Secured Note 12.50% Cash, 1/1/2018	$12,000,000	12,030,982	11,880,000	9.5%
Easy Ice, LLC(d) 232 Ave G, Gwinn, MI 49841	Business Services	First Lien Term Loan 9.50% Cash, 1/15/2020	$12,000,000	11,882,170	12,000,000	9.6%
Emily Street Enterprises, L.L.C. 15878 Gaither Drive, Gaithersburg MD 20877	Business Services	Senior Secured Note 10.00% Cash, 1/23/2020	$8,400,000	8,282,447	8,400,000	6.7%
Emily Street Enterprises, L.L.C.(g)	Business Services	Warrant Membership Interests	49,318	400,000	477,668	0.4%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d) 6533 Flying Cloud Drive, Suite 200 Eden Prairie, MN 55344	Business Services	First Lien Term Loan 5.50% Cash, 6/28/2019	$1,945,152	1,932,637	1,945,152	1.6%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	Second Lien Term Loan 9.50% Cash, 6/28/2020	$2,000,000	1,976,735	2,000,000	1.6%
Knowland Technology Holdings, L.L.C. 18335 Coastal Highway, Suite C, Lewes DE 19958	Business Services	First Lien Term Loan 11.00% Cash, 11/29/2017	$5,259,171	5,213,077	5,259,171	4.2%
Knowland Technology Holdings, L.L.C.(j),(k),(l)	Business Services	Delayed Draw Term Loan 11.00% Cash, 11/29/2017	$—	—	—	0.0%
Vector Controls Holding Co., LLC(d) 800 Town and Country Blvd, STE 300, Houston TX 77024	Business Services	First Lien Term Loan, 14.00% (12.00% Cash/2.00% PIK), 3/6/2018	$9,547,641	9,441,522	9,547,641	7.6%
Vector Controls Holding Co., LLC(d),(g)	Business Services	Warrants to Purchase Limited Liability Company Interests	101	—	341,533	0.3%

		Total Business Services		56,819,949	57,084,725	45.7%

Targus Group International, Inc.(d) 1211 North Miller Street, Anaheim, CA 92806	Consumer Products	First Lien Term Loan, 14.75% (13.75% Cash/1.00 PIK), 5/24/2016	$3,587,304	3,582,481	2,558,915	2.0%
Targus Holdings, Inc.(d),(g) 1211 North Miller Street, Anaheim, CA 92806	Consumer Products	Common Stock	62,413	566,765	—	0.0%
Targus Holdings, Inc.(d),(m)	Consumer Products	Unsecured Note 10.00% PIK, 6/14/2019	$2,054,158	2,054,158	—	0.0%
Targus Holdings, Inc.(d),(m)	Consumer Products	Unsecured Note 16.00% PIK, 10/26/2018	$429,797	425,704	—	0.0%

		Total Consumer Products		6,629,108	2,558,915	2.0%

Avionte Holdings, LLC(g) 1270 Eagan Industrial Rd, Suite 150, Eagan MN 55121	Consumer Services	Common Stock	100,000	100,000	162,179	0.1%
Avionte Holdings, LLC	Consumer Services	First Lien Term Loan 9.75% Cash, 1/8/2019	$2,406,342	2,372,048	2,406,342	1.9%
Avionte Holdings, LLC(j),(l)	Consumer Services	Delayed Draw Term Loan A 9.75% Cash, 1/8/2019	$—	—	—	0.0%
Expedited Travel L.L.C.(g) 319 Clematis St Suite #1004, West Palm Beach, FL 33401	Consumer Services	Common Stock	1,000,000	1,000,000	1,260,847	1.0%
Expedited Travel L.L.C.	Consumer Services	First Lien Term Loan 10.00% Cash, 10/10/2019	$12,346,237	12,244,421	12,593,162	10.1%
Pre-Paid Legal Services, Inc.(d) One Pre-Paid Way, Ada, OK 74820	Consumer Services	First Lien Term Loan 6.50% Cash, 7/1/2019	$1,629,032	1,617,925	1,622,842	1.3%
Pre-Paid Legal Services, Inc.(d)	Consumer Services	Second Lien Term Loan 10.25% Cash, 7/1/2020	$10,000,000	9,958,843	10,003,000	8.0%
Prime Security Services, LLC 340 North Sam Houston Parkway East Suite 299, Houston, TX 77060	Consumer Services	Second Lien Term Loan 9.75% Cash, 7/1/2022	$12,000,000	11,820,000	11,820,000	9.4%

		Total Consumer Services		39,113,237	39,868,372	31.8%

M/C Acquisition Corp., L.L.C.(d),(g) 200 West Street, New York, NY 10282	Education	Class A Common Stock	544,761	30,241	—	0.0%
M/C Acquisition Corp., L.L.C.(d)	Education	First Lien Term Loan 1.00% Cash, 3/31/2016	$2,321,073	1,193,790	58,043	0.0%

		Total Education		1,224,031	58,043	0.0%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets
Group Dekko, Inc.(d) 2505 Dekko Drive, Garrett, IN 46738	Electronics	Second Lien Term Loan 11.00% (10.00% Cash/1.00% PIK), 5/1/2016	$6,812,315	6,812,315	6,744,192	5.4%

		Total Electronics		6,812,315	6,744,192	5.4%

TM Restaurant Group L.L.C. 6220 Shiloh Road, Suite 100, Alpharetta GA 30005	Food and Beverage	First Lien Term Loan 9.75% Cash, 7/16/2017	$9,754,132	9,628,738	9,718,041	7.8%

		Total Food and Beverage		9,628,738	9,718,041	7.8%

Bristol Hospice, LLC 206 North 2100 West Suite 202, Salt Lake City UT 84116	Healthcare Services	Senior Secured Note 11.00% (10.00% Cash/1.00% PIK), 11/29/2018	$5,431,872	5,356,895	5,431,872	4.3%
Bristol Hospice, LLC(j),(l)	Healthcare Services	Delayed Draw Term Loan 11.00% (10.00% Cash/1.00% PIK), 11/29/2018	$—	—	—	0.0%
Roscoe Medical, Inc.(d),(g) 21973 Commerce Parkway, Strongsville, OH 44149	Healthcare Services	Common Stock	5,000	500,000	359,700	0.3%
Roscoe Medical, Inc.	Healthcare Services	Second Lien Term Loan 11.25% Cash, 9/26/2019	$4,200,000	4,135,700	4,004,280	3.2%
Smile Brands Group Inc.(d) 100 Spectrum Center Drive, Suite 1500, Irvine, CA 92618	Healthcare Services	First Lien Term Loan 8.50% Cash, 8/16/2019	$4,421,250	4,358,079	2,941,458	2.3%
Surgical Specialties Corporation (US), Inc.(d) 1100 Berkshire Blvd #308, Wyomissing, PA 19610	Healthcare Services	First Lien Term Loan 7.25% Cash, 8/22/2018	$2,232,194	2,217,915	2,209,872	1.8%
Zest Holdings, LLC(d) 2061 Wineridge Place, Escondido, CA 92029	Healthcare Services	First Lien Term Loan 5.25% Cash, 8/16/2020	$4,230,153	4,158,221	4,240,728	3.4%

		Total Healthcare Services		20,726,810	19,187,910	15.3%

HMN Holdco, LLC 9 Old KingsHighway S, Darien, CT 06820	Media	First Lien Term Loan 10.00% Cash, 5/16/2019	$9,175,732	9,032,417	9,210,141	7.4%
HMN Holdco, LLC(j),(k)	Media	Deferred Draw Term Loan 10.00% Cash, 5/16/2020	1,600,000	1,570,640	1,606,000	1.3%
HMN Holdco, LLC	Media	Class A Series	4,264	61,647	249,615	0.2%
HMN Holdco, LLC	Media	Class A Warrant	30,320	438,353	1,429,891	1.1%
HMN Holdco, LLC(g)	Media	Warrants to Purchase Limited Liability Company Interests (Common)	57,872	—	2,432,360	1.9%
HMN Holdco, LLC(g)	Media	Warrants to Purchase Limited Liability Company Interests	8,139	—	399,543	0.3%

		Total Media		11,103,057	15,327,550	12.2%

Elyria Foundry Company, L.L.C. 120 Filbert St, Elyria, OH 44035	Metals	Common Stock	35,000	9,217,564	3,678,150	2.9%
Elyria Foundry Company, L.L.C.	Metals	Revolver 10.00% Cash, 12/31/2020	$8,500,000	8,500,000	8,500,000	6.8%

		Total Metals		17,717,564	12,178,150	9.7%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets
Censis Technologies, Inc. 377 Riverside Dr. Suite 300, Franklin TN 37064	Software as a Service	First Lien Term Loan B 11.00% Cash, 7/24/2019	$11,700,000	11,506,533	11,700,000	9.3%
Censis Technologies, Inc.(g),(h)	Software as a Service	Limited Partner Interests	999	999,000	984,364	0.8%
Community Investors, Inc.(g) 400 S. Colorado Blvd. Suite 790, Denver CO 90245	Software as a Service	Common Stock	1,282	1,282	4,389	0.0%
Community Investors, Inc.	Software as a Service	First Lien, Last Out Term Loan 11.73% Cash, 9/30/2019	$12,000,000	12,000,000	12,231,553	9.8%
Community Investors, Inc.	Software as a Service	First Lien Term Loan B 12.20% Cash, 12/31/2020	$2,500,000	2,500,000	2,549,688	2.0%
Community Investors, Inc.(g)	Software as a Service	Preferred Stock 10%	63,463	149,138	217,301	0.2%
Community Investors, Inc.(g)	Software as a Service	Preferred Stock - A Shares 10%	135,584	135,584	464,247	0.4%
Community Investors, Inc.	Software as a Service	Unsecured Note 10.00% PIK, 3/20/2020	$132,324	132,324	132,324	0.1%
Finalsite Holdings, Inc. 333 Middlefield Road, Suite 200, Menlo Park, CA 94025	Software as a Service	Second Lien Term Loan 10.25% Cash, 11/21/2019	$7,500,000	7,437,277	7,500,000	6.0%
Identity Automation Systems(g) 8833 N. Sam Houston Pkwy. W., Houston TX 77064	Software as a Service	Common Stock Class A Units	232,616	232,616	286,118	0.2%
Identity Automation Systems	Software as a Service	First Lien Term Loan 10.25% Cash, 8/25/2019	$4,425,000	4,387,968	4,425,000	3.5%
Mercury Network, LLC 501 NE 122nd Street,, Suite D, Oklahoma City OK 73114	Software as a Service	First Lien Term Loan 10.25% Cash, 4/20/2020	$9,066,305	8,979,792	9,066,305	7.2%
Mercury Network, LLC(g)	Software as a Service	Common Stock	413,043	413,043	466,739	0.4%

		Total Software as a Service		48,874,557	50,028,028	39.9%

Advanced Air & Heat of Florida, LLC 1939 W ParkAve, Edgewater, FL 32132	Utilities	First Lien Term Loan 9.75% Cash, 1/31/2019	$7,650,000	7,568,084	7,650,000	6.1%

		Total Utilities		7,568,084	7,650,000	6.1%

Sub Total Non-control/Non-affiliated investments				236,385,079	235,430,731	187.9%

Control investments—13.4%(b)
Saratoga Investment Corp. CLO 2013-1, Ltd.(a),(d),(e),(f)	Structured Finance Securities	Other/Structured Finance Securities 21.11%, 10/17/2023	$30,000,000	14,304,200	16,754,160	13.4%

Sub Total Control investments				14,304,200	16,754,160	13.4%

TOTAL INVESTMENTS—201.3%(b)				$250,689,279	$252,184,891	201.3%

	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets
Cash and cash equivalents and cash and cash equivalents, reserve accounts—10.1%
U.S. Bank Money Market(n)	$12,593,300	$12,593,300	$12,593,300	10.1%

Total cash and cash equivalents and cash and cash equivalents, reserve accounts	$12,593,300	$12,593,300	$12,593,300	10.1%

(a)	Represents a non-qualifying investment as defined under Section 55 (a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 7.0% of the Company’s portfolio at fair value. As a BDC, the Company can only invest 30% of its portfolio in non-qualifying assets.
(b)	Percentages are based on net assets of $125,258,420 as of August 31, 2015.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is approved in good faith by our board of directors. (see Note 3 to the consolidated financial statements).
(d)	These securities are pledged as collateral under a senior secured revolving credit facility (see Note 6 to the consolidated financial statements).
(e)	This investment does not have a stated interest rate that is payable thereon. As a result, the 21.11% interest rate in the table above represents the effective interest rate currently earned on the investment cost and is based on the current cash interest and other income generated by the investment.
(f)	As defined in the Investment Company Act, we “Control” this portfolio company because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (Cost)	Interest Income	Management Fee Income	Net Realized Gains/(Losses)	Net Unrealized Appreciation
Saratoga Investment Corp. CLO 2013-1, Ltd.	$—	$—	$—	$1,269,696	$751,898	$—	$2,449,960

(g)	Non-income producing at August 31, 2015.
(h)	Includes securities issued by an affiliate of the company.
(i)	Non-U.S. company. The principal place of business for Polar Holding Company, Ltd. is Canada.
(j)	The investment has an unfunded commitment as of August 31, 2015 (See note 7).
(k)	Includes an analysis of the fair value of any unfunded loan commitments.
(l)	The entire commitment was unfunded at August 31, 2015. As such, no interest is being earned on this investment.
(m)	The investment was on non-accrual status as of August 31, 2015
(n)	Included within cash and cash equivalents and cash and cash equivalents, reserve accounts in the Company’s Consolidated Statements of Assets and Liabilities as of August 31, 2015.

Saratoga Investment Corp.

Consolidated Schedule of Investments

February 28, 2015

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets
Non-control/Non-affiliated investments—182.3%(b)
National Truck Protection Co., Inc.(d),(g)	Automotive Aftermarket	Common Stock	1,116	$1,000,000	$1,769,432	1.4%
National Truck Protection Co., Inc.(d)	Automotive Aftermarket	First Lien Term Loan 15.50% Cash, 9/13/2018	$7,737,848	7,737,848	7,737,848	6.3%
Take 5 Oil Change, L.L.C.(d),(g)	Automotive Aftermarket	Common Stock	7,128	480,535	1,472,502	1.2%

		Total Automotive Aftermarket		9,218,383	10,979,782	8.9%

Legacy Cabinets Holdings(d),(g)	Building Products	Common Stock Voting A-1	2,535	220,900	1,493,470	1.2%
Legacy Cabinets Holdings(d),(g)	Building Products	Common Stock Voting B-1	1,600	139,424	942,624	0.8%
Polar Holding Company, Ltd.(a),(i)	Building Products	First Lien Term Loan 10.00% Cash, 8/13/2016	$1,000,000	1,000,000	1,000,000	0.8%

		Total Building Products		1,360,324	3,436,094	2.8%

BMC Software, Inc.(d)	Business Services	First Lien Term Loan 5.00% Cash, 9/10/2020	$5,731,667	5,686,622	5,478,327	4.5%
Dispensing Dynamics International(d)	Business Services	Senior Secured Note 12.50% Cash, 1/1/2018	$7,000,000	6,910,112	7,350,000	6.0%
Easy Ice, LLC(d)	Business Services	First Lien Term Loan 9.50% Cash, 1/15/2020	$12,000,000	11,872,639	12,000,000	9.6%
Emily Street Enterprises, L.L.C.	Business Services	Senior Secured Note 10.00% Cash, 1/23/2020	$8,400,000	8,260,787	8,400,000	6.9%
Emily Street Enterprises, L.L.C.(g)	Business Services	Warrant Membership Interests	49,318	400,000	391,584	0.3%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	First Lien Term Loan 5.50% Cash, 6/28/2019	$1,955,051	1,941,417	1,925,725	1.6%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	Second Lien Term Loan 9.50% Cash, 6/28/2020	$2,000,000	1,975,767	1,965,000	1.6%
Knowland Technology Holdings, L.L.C.	Business Services	First Lien Term Loan 11.00% Cash, 11/29/2017	$5,259,171	5,205,142	5,259,171	4.3%
Knowland Technology Holdings, L.L.C.(j),(k),(l)	Business Services	Delayed Draw Term Loan 11.00% Cash, 11/29/2017	$—	—	—	0.0%
Vector Controls Holding Co., LLC(d)	Business Services	First Lien Term Loan, 14.00% (12.00% Cash/2.00% PIK), 3/6/2018	$9,436,991	9,312,095	9,295,437	7.6%
Vector Controls Holding Co., LLC(d),(g)	Business Services	Warrants to Purchase Limited Liability Company Interests	101	—	62,341	0.1%

		Total Business Services		51,564,581	52,127,585	42.5%

Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan, 12.00% (11.00% Cash/1.00 PIK), 5/24/2016	$3,569,127	3,537,732	3,283,597	2.7%
Targus Holdings, Inc.(d),(g)	Consumer Products	Common Stock	62,413	566,765	—	0.0%
Targus Holdings, Inc.(d),(g)	Consumer Products	Unsecured Note 10.00% PIK, 6/14/2019	$2,054,158	2,054,158	—	0.0%
Targus Holdings, Inc.(d),(g)	Consumer Products	Unsecured Note 16.00% PIK, 10/26/2018	$429,797	425,227	—	0.0%

		Total Consumer Products		6,583,882	3,283,597	2.7%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets
Avionte Holdings, LLC(g)	Consumer Services	Common Stock	100,000	100,000	163,000	0.1%
Avionte Holdings, LLC	Consumer Services	First Lien Term Loan 9.75% Cash, 1/8/2019	$3,000,000	2,951,759	3,000,000	2.4%
Avionte Holdings, LLC(j),(l)	Consumer Services	Delayed Draw Term Loan A 9.75% Cash, 1/8/2019	$—	—	—	0.0%
CFF Acquisition L.L.C.(d)	Consumer Services	First Lien Term Loan 7.50% Cash, 7/31/2015	$716,179	714,270	716,179	0.6%
Expedited Travel L.L.C.(g)	Consumer Services	Common Stock	1,000,000	1,000,000	1,069,157	0.9%
Expedited Travel L.L.C.	Consumer Services	First Lien Term Loan 10.00% Cash, 10/10/2019	$13,750,000	13,609,579	13,750,000	11.2%
PrePaid Legal Services, Inc.(d)	Consumer Services	First Lien Term Loan 6.25% Cash, 7/1/2019	$3,709,677	3,680,863	3,652,919	3.0%
PrePaid Legal Services, Inc.(d)	Consumer Services	Second Lien Term Loan 9.75% Cash, 7/1/2020	$5,000,000	4,937,212	4,981,000	4.1%

		Total Consumer Services		26,993,683	27,332,255	22.3%

M/C Acquisition Corp., L.L.C.(d),(g)	Education	Class A Common Stock	544,761	30,241	—	0.0%
M/C Acquisition Corp., L.L.C.(d)	Education	First Lien Term Loan 1.00% Cash, 3/31/2015	$2,362,978	1,235,695	100,951	0.1%

		Total Education		1,265,936	100,951	0.1%

Group Dekko, Inc.(d)	Electronics	Second Lien Term Loan 11.00% (10.00% Cash/1.00% PIK), 5/1/2016	$6,950,048	6,950,048	6,667,181	5.4%

		Total Electronics		6,950,048	6,667,181	5.4%

TB Corp.(d)	Food and Beverage	First Lien Term Loan 5.76% Cash, 6/19/2018	$5,050,436	5,038,131	5,037,810	4.0%
TB Corp.(d)	Food and Beverage	Unsecured Note 13.50% (12.00% Cash/1.50% PIK), 12/20/2018	$2,546,121	2,512,732	2,546,121	2.1%
TM Restaurant Group L.L.C.	Food and Beverage	First Lien Term Loan 7.75% Cash, 7/16/2017	$2,791,595	2,791,595	2,763,679	2.3%

		Total Food and Beverage		10,342,458	10,347,610	8.4%

Bristol Hospice, LLC	Healthcare Services	Senior Secured Note 11.00% (10.00% Cash/1.00% PIK), 11/29/2018	$5,459,134	5,374,249	5,459,134	4.4%
Bristol Hospice, LLC(j),(l)	Healthcare Services	Delayed Draw Term Loan 11.00% (10.00% Cash/1.00% PIK), 11/29/2018	$—	—	—	0.0%
Roscoe Medical, Inc.(d),(g)	Healthcare Services	Common Stock	5,000	500,000	294,500	0.2%
Roscoe Medical, Inc.	Healthcare Services	Second Lien Term Loan 11.25% Cash, 9/26/2019	$4,200,000	4,129,704	3,990,000	3.3%
Smile Brands Group Inc.(d)	Healthcare Services	First Lien Term Loan 7.50% Cash, 8/16/2019	$4,443,750	4,373,369	4,159,350	3.4%
Surgical Specialties Corporation (US), Inc.(d)	Healthcare Services	First Lien Term Loan 7.25% Cash, 8/22/2018	$2,312,500	2,295,234	2,277,813	1.9%
Zest Holdings, LLC(d)	Healthcare Services	First Lien Term Loan 5.25% Cash, 8/16/2020	$4,443,919	4,361,438	4,460,806	3.6%

		Total Healthcare Services		21,033,994	20,641,603	16.8%

HMN Holdco, LLC	Media	First Lien Term Loan 14.00% (12.00% Cash/2.00% PIK), 5/16/2019	$9,368,327	9,206,438	9,579,115	7.9%
HMN Holdco, LLC	Media	First Lien Term Loan 12.00% Cash, 5/16/2020	$1,600,000	1,569,149	1,576,000	1.3%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets
HMN Holdco, LLC(j),(k)	Media	Deferred Draw Term Loan 12.00% Cash, 5/16/2020	$—	—	(36,000)	0.0%
HMN Holdco, LLC(g)	Media	Class A Series	4,264	61,647	223,604	0.2%
HMN Holdco, LLC(g)	Media	Class A Warrant	30,320	438,353	1,247,365	1.0%
HMN Holdco, LLC(g)	Media	Warrants to Purchase Limited Liability Company Interests (Common)	57,872	—	2,085,128	1.7%
HMN Holdco, LLC(g)	Media	Warrants to Purchase Limited Liability Company Interests	8,139	—	350,464	0.3%

		Total Media		11,275,587	15,025,676	12.4%

Elyria Foundry Company, L.L.C.(d),(g)	Metals	Common Stock	35,000	9,217,563	6,762,000	5.5%
Elyria Foundry Company, L.L.C.(d)	Metals	Revolver 9.00% Cash, 12/31/2020	$8,500,000	8,500,000	8,500,000	6.8%

		Total Metals		17,717,563	15,262,000	12.3%

Network Communications, Inc.(d),(g)	Publishing	Common Stock	380,572	—	300,652	0.2%
Network Communications, Inc.(d)	Publishing	Unsecured Notes 8.60% PIK, 1/14/2020	$2,732,976	2,374,260	1,684,118	1.4%

		Total Publishing		2,374,260	1,984,770	1.6%

Censis Technologies, Inc.	Software as a Service	First Lien Term Loan B 11.00% Cash, 7/24/2019	$11,850,000	11,634,939	11,850,000	9.7%
Censis Technologies, Inc.(g),(h)	Software as a Service	Limited Partner Interests	999	999,000	981,627	0.8%
Community Investors, Inc.(g)	Software as a Service	Common Stock	1,282	1,282	1,769	0.0%
Community Investors, Inc.	Software as a Service	First Lien, Last Out Term Loan 11.78% Cash, 9/30/2019	$12,000,000	12,000,000	12,000,000	9.7%
Community Investors, Inc.	Software as a Service	First Lien Term Loan B 12.25% Cash, 12/31/2020	$2,500,000	2,500,000	2,500,000	2.0%
Community Investors, Inc.(g)	Software as a Service	Preferred Stock 10%	63,463	149,138	87,579	0.1%
Community Investors, Inc.	Software as a Service	Preferred Stock - A2 10%	38,641	100,853	53,325	0.0%
Community Investors, Inc.(g)	Software as a Service	Preferred Stock - A Shares 10%	135,584	135,584	187,106	0.2%
Finalsite Holdings, Inc.	Software as a Service	Second Lien Term Loan 10.25% Cash, 11/21/2019	$7,500,000	7,429,305	7,500,000	6.1%
Identity Automation Systems(g)	Software as a Service	Common Stock Class A Units	232,616	232,616	225,638	0.2%
Identity Automation Systems	Software as a Service	First Lien Term Loan 10.25% Cash, 8/25/2019	$4,475,000	4,433,897	4,475,000	3.7%
Pen-Link, Ltd.(d)	Software as a Service	Second Lien Term Loan 12.50% Cash, 5/26/2019	$10,500,000	10,326,376	10,500,000	8.6%

		Total Software as a Service		49,942,990	50,362,044	41.1%

Advanced Air & Heat of Florida, LLC	Utilities	First Lien Term Loan 10.00% Cash, 1/31/2019	$5,955,441	5,881,694	5,955,441	5.0%

		Total Utilities		5,881,694	5,955,441	5.0%

Sub Total Non-control/Non-affiliated investments				222,505,383	223,506,589	182.3%

Control investments—13.9%(b)
Saratoga Investment Corp. CLO 2013-1, Ltd.(a),(d),(e),(f)	Structured Finance Securities	Other/Structured Finance Securities 14.32%, 10/17/2023	$30,000,000	15,953,001	17,031,146	13.9%

Sub Total Control investments				15,953,001	17,031,146	13.9%

TOTAL INVESTMENTS—196.2%(b)				$238,458,384	$240,537,735	196.2%

	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets
Cash and cash equivalents and cash and cash equivalents, reserve accounts—16.4%
U.S. Bank Money Market (m)	$20,063,372	$20,063,372	$20,063,372	16.4%

Total cash and cash equivalents and cash and cash equivalents, reserve accounts	$20,063,372	$20,063,372	$20,063,372	16.4%

(a)	Represents a non-qualifyng investment as defined under Section 55 (a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 7.5% of the Company’s portfolio at fair value. As a BDC, the Company can only invest 30% of its portfolio in non-qualifying assets.
(b)	Percentages are based on net assets of $122,598,742, as of February 28, 2015.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is approved in good faith by our board of directors. (see Note 3 to the consolidated financial statements).
(d)	These securities are pledged as collateral under a senior secured revolving credit facility (see Note 6 to the consolidated financial statements).
(e)	This investment does not have a stated interest rate that is payable thereon. As a result, the 14.32% interest rate in the table above represents the effective interest rate currently earned on the investment cost and is based on the current cash interest and other income generated by the investment.
(f)	As defined in the Investment Company Act, we “Control” this portfolio company because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (Cost)	Interest Income	Management Fee Income	Net Realized Gains/(Losses)	Net Unrealized Appreciation
Saratoga Investment Corp. CLO 2013-1, Ltd.	$—	$—	$—	$2,707,230	$1,520,205	$—	$1,078,145

(g)	Non-income producing at February 28, 2015.
(h)	Includes securities issued by an affiliate of the company.
(i)	Non-U.S. company. The principal place of business for Polar Holding Company, Ltd. is Canada.
(j)	The investment has an unfunded commitment as of February 28, 2015 (See note 7).
(k)	Includes an analysis of the value of any unfunded loan commitments.
(l)	The entire commitment was unfunded at February 28, 2015. As such, no interest is being earned on this investment.
(m)	Included within cash and cash equivalents and cash and cash equivalents, reserve accounts in the Company’s Consolidated Statements of Assets and Liabilities as of February 28, 2015.

Saratoga Investment Corp.

Consolidated Statements of Changes in Net Assets

(unaudited)

	For the six months ended August 31, 2015	For the six months ended August 31, 2014
INCREASE FROM OPERATIONS:
Net investment income	$5,428,114	$4,156,402
Net realized gain from investments	3,783,193	441,841
Net unrealized appreciation/(depreciation) on investments	(583,739)	318,809

Net increase in net assets from operations	8,627,568	4,917,052

DECREASE FROM SHAREHOLDER DISTRIBUTIONS:
Distributions declared	(8,738,812)	—

Net decrease in net assets from shareholder distributions	(8,738,812)	—

CAPITAL SHARE TRANSACTIONS:
Stock dividend distribution	3,047,190	—
Repurchases of common stock	(38,981)	—
Offering costs	(237,287)	—

Net increase in net assets from capital share transactions	2,770,922	—

Total increase in net assets	2,659,678	4,917,052
Net assets at beginning of period	122,598,742	113,427,929

Net assets at end of period	$125,258,420	$118,344,981

Net asset value per common share	$22.42	$22.00

Common shares outstanding at end of period	5,586,254	5,379,616

Distribution in excess of net investment income	$(27,216,301)	$(26,967,265)

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Statements of Cash Flows

(unaudited)

	For the six months ended August 31, 2015	For the six months ended August 31, 2014
Operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,627,568	$4,917,052
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Paid-in-kind interest income	(828,420)	(371,527)
Net accretion of discount on investments	(273,250)	(382,571)
Amortization of deferred debt financing costs	442,921	512,481
Amortization of premium on notes	(1,040)	—
Net realized gain from investments	(3,783,193)	(441,841)
Net unrealized (appreciation) depreciation on investments	583,739	(318,809)
Proceeds from sale and redemption of investments	34,772,774	24,387,382
Purchase of investments	(42,118,806)	(53,347,634)
(Increase) decrease in operating assets:
Cash and cash equivalents, reserve accounts	6,086,197	77,442
Interest receivable	(220,056)	(742,554)
Management fee receivable	(2,519)	(16,925)
Other assets	(228,717)	(48,308)
Receivable from unsettled trades	(100,000)	—
Increase (decrease) in operating liabilities:
Management and incentive fees payable	201,285	341,379
Accounts payable and accrued expenses	(262,229)	(288,213)
Interest and debt fees payable	139,806	162,938
Due to manager	(13,141)	20,000

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	3,022,919	(25,539,708)

Financing activities
Borrowings on debt	10,600,000	27,600,000
Paydowns on debt	(18,200,000)	(4,700,000.00)
Issuance of notes	8,945,175	—
Debt financing cost	(350,607)	(382,812)
Repurchases of common stock	(38,981)	—
Payments of cash dividends	(5,362,381)	—

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(4,406,794)	22,517,188

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,383,875)	(3,022,520)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,888,158	3,293,898

CASH AND CASH EQUIVALENTS, END OF PERIOD	$504,283	$271,378

Supplemental information:
Interest paid during the period	$3,529,114	$2,921,683

Supplemental non-cash information:
Paid-in-kind interest income	$828,420	$371,527
Net accretion of discount on investments	$273,250	$382,571
Amortization of deferred debt financing costs	$442,921	$512,481
Stock dividend distribution	$3,047,190	$—

See accompanying notes to consolidated financial statements.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

August 31, 2015

(unaudited)

Note 1. Organization

Saratoga Investment Corp. (the “Company”, “we”, “our” and “us”) is a non-diversified closed end management investment company incorporated in Maryland that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). We commenced operations on March 23, 2007 as GSC Investment Corp. and completed our initial public offering (“IPO”) on March 28, 2007. We have elected to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code (the “Code”). We expect to continue to qualify and to elect to be treated for tax purposes as a RIC. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments.

GSC Investment, LLC (the “LLC”) was organized in May 2006 as a Maryland limited liability company. As of February 28, 2007, the LLC had not yet commenced its operations and investment activities.

On March 21, 2007, the Company was incorporated and concurrently therewith the LLC was merged with and into the Company, with the Company as the surviving entity, in accordance with the procedure for such merger in the LLC’s limited liability company agreement and Maryland law. In connection with such merger, each outstanding limited liability company interest of the LLC was converted into a share of common stock of the Company.

On July 30, 2010, the Company changed its name from “GSC Investment Corp.” to “Saratoga Investment Corp.”.

We are externally managed and advised by our investment adviser, Saratoga Investment Advisors, LLC (the “Manager”), pursuant to the Management Agreement. Prior to July 30, 2010, we were managed and advised by GSCP (NJ), L.P.

On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP (“SBIC LP”), received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”).

On April 2, 2015, the SBA issued a “green light” or “go forth” letter inviting us to continue our application process to obtain a license to form and operate its second SBIC subsidiary. If approved, a second SBIC license would provide us an incremental source of long-term capital by permitting us to issue $75 million of additional SBA-guaranteed debentures in addition to the $150 million already approved under the first license. Receipt of a green light letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license and we have received no assurance or indication from the SBA that it will receive an SBIC license, or of the timeframe in which it would receive a license, should one be granted.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and include the accounts of the Company and its special purpose financing subsidiary, Saratoga Investment Funding, LLC (previously known as

GSC Investment Funding LLC). All intercompany accounts and transactions have been eliminated in consolidation. All references made to the “Company,” “we,” and “us” herein include Saratoga Investment Corp. and its consolidated subsidiary, except as stated otherwise.

The Company and SBIC LP are both considered to be investment companies for financial reporting purposes and have applied the guidance in Topic 946, “Financial Services—Investment Companies”. There have been no changes to the Company or SBIC LP’s status as investment companies during the six months ended August 31, 2015.

Use of Estimates in the Preparation of Financial Statements

The preparation of the accompanying consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and income, gains (losses) and expenses during the period reported. Actual results could differ materially from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value. Per section 12(d)(1)(A) of the 1940 Act, the Company may not invest in another registered investment company such as a money market fund, if such investment would cause the Company to exceed any of the following limitations:

•	we were to own more than 3.0% of the total outstanding voting stock of the money market fund;

•	we were to hold securities in the money market fund having an aggregate value in excess of 5.0% of the value of our total assets; or

•	we were to hold securities in money market funds and other registered investment companies and BDCs having an aggregate value in excess of 10.0% of the value of our total assets.

As of August 31, 2015, the Company did not exceed any of these limitations.

Cash and Cash Equivalents, Reserve Accounts

Cash and cash equivalents, reserve accounts include amounts held in designated bank accounts in the form of cash and short-term liquid investments in money market funds representing payments received on secured investments or other reserved amounts associated with our $45.0 million senior secured revolving credit facility with Madison Capital Funding LLC. The Company is required to use these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the terms of the senior secured revolving credit facility.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which we own more than 25.0% of the voting securities or maintain greater than 50.0% of the board representation. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which we own between 5.0% and 25.0% of the voting securities. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments.

Investment Valuation

The Company accounts for its investments at fair value in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements

and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that its investments are to be sold at the statement of assets and liabilities date in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact.

Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved, in good faith, by our board of directors based on input from our Manager, the audit committee of our board of directors and a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	Each investment is initially valued by the responsible investment professionals of our Manager and preliminary valuation conclusions are documented and discussed with the senior management of our Manager; and

•	An independent valuation firm engaged by our board of directors reviews approximately one quarter of these preliminary valuations each quarter so that the valuation of each investment for which market quotes are not readily available is reviewed by the independent valuation firm at least annually.

In addition, all our investments are subject to the following valuation process:

•	The audit committee of our board of directors reviews each preliminary valuation and our Manager and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•	Our board of directors discusses the valuations and approves the fair value of each investment, in good faith, based on the input of our Manager, independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

Our investment in Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”) is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by our Manager and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO.

Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Derivative Financial Instruments

We account for derivative financial instruments in accordance with ASC Topic 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires recognizing all derivative instruments as either assets or liabilities on the consolidated statements of assets and liabilities at fair value. The Company values derivative contracts at the closing fair value provided by the counterparty. Changes in the values of derivative contracts are included in the consolidated statements of operations.

Investment Transactions and Income Recognition

Purchases and sales of investments and the related realized gains or losses are recorded on a trade-date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. Discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

Interest income on our investment in Saratoga CLO is recorded using the effective interest method in accordance with the provisions of ASC Topic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, (“ASC 325-40”), based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

Other Income

Other income includes dividends received, origination fees, structuring fees and advisory fees, and is recorded in income when earned.

Paid-in-Kind Interest

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We stop accruing PIK interest if we do not expect the issuer to be able to pay all principal and interest when due.

Deferred Debt Financing Costs

Financing costs incurred in connection with our credit facility are deferred and amortized using the straight line method over the life of their respective facilities. Financing costs incurred in connection with our SBA debentures are deferred and amortized using the effective yield method over the life of the debentures.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). The amendments in this ASU require that debt issuance costs related to a recognized debt liability be presented on the consolidated statements of assets and liabilities as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this ASU. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015, and early adoption is allowed, and is to be applied on a retrospective basis. The Company has adopted the provisions of ASU 2015-03 as of February 28, 2015, by reclassifying deferred debt financing costs from within total assets to within total liabilities as a contra-liability. The adoption of the provisions of ASU 2015-03 did not materially impact the Company’s consolidated financial position or results of operations. Prior period amounts were reclassified to conform to the current period presentation.

Contingencies

In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

In the ordinary course of business, the Company may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Company.

Income Taxes

The Company has filed an election to be treated for tax purposes as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from federal income taxes. Therefore, no provision has been recorded for federal income taxes.

In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

ASC 740, Income Taxes, (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. During the fiscal year ended February 28, 2015, the Company did not incur any interest or penalties. Although we file federal and state tax returns, our major tax jurisdiction is federal. The 2012, 2013 and 2014 federal tax years for the Company remain subject to examination by the IRS. As of August 31, 2015 and February 28, 2015, there were no uncertain tax positions.

Dividends

Dividends to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the board of directors. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

We have adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of our dividend distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of the DRIP by the dividend record date will have their cash dividends automatically reinvested into additional shares of our common stock, rather than receiving the cash dividends. We have the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator.

Capital Gains Incentive Fee

The Company records an expense accrual on the consolidated statements of operations, relating to the capital gains incentive fee payable on the consolidated statements of assets and liabilities, by the Company to its investment adviser when the net realized and unrealized gain on its investments exceed all net realized and unrealized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual incentive fee payable to the Company’s investment adviser related to capital gains will be determined and payable in arrears at the end of each fiscal year and will include only realized capital gains net of realized and unrealized losses for the period.

New Accounting Pronouncements

In August 2015, the FASB issued ASU 2015-15, Interest—Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements (“ASU 2015-15”). ASU 2015-15 updates the accounting guidance included in ASU 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs as a result of the June 18, 2015, Emerging Issues Task Force meeting, in which the SEC stated that the SEC staff would not object to an entity deferring and presenting costs related to revolving debt arrangements as an asset. As the Company has previously adopted the provisions of ASU 2015-03 as of February 28, 2015 and reclassified all deferred debt financing costs from within total assets to within total liabilities as a contra-liability, it has chosen not to avail itself of this option and continue to include all deferred financing costs as a contra-liability within total liabilities.

In February 2015, the FASB issued ASU 2015-02, Consolidation (ASC Topic 810): Amendments to the Consolidation Analysis (“ASU 2015-02”). ASU 2015-02 significantly changes the consolidation analysis required under GAAP and ends the deferral granted to investment companies from applying the variable interest entity guidance. ASU 2015-02 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015 and early adoption is permitted. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statements and disclosures.

In August 2014, the FASB issued new accounting guidance that requires management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. The amendments provide a definition of the term “substantial doubt” and include principles for considering the mitigating effect of management’s plans. The amendments also require an evaluation every reporting period, including interim periods for a period of one year after the date that the financial statements are issued (or available to be issued), and certain disclosures when substantial doubt is alleviated or not alleviated. The amendments in this update are effective for reporting periods ending after December 15, 2016. Management is currently evaluating the impact of adopting this new accounting guidance update on the company’s consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim reporting periods beginning after December 15, 2016, and early application is not permitted. The Company is currently evaluating the impact this ASU will have on its consolidated financial statements.

Risk Management

In the ordinary course of its business, the Company manages a variety of risks, including market risk and credit risk. Market risk is the risk of potential adverse changes to the value of investments because of changes in market conditions such as interest rate movements and volatility in investment prices.

Credit risk is the risk of default or non-performance by portfolio companies, equivalent to the investment’s carrying amount.

The Company is also exposed to credit risk related to maintaining all of its cash and cash equivalents, including those in reserve accounts, at a major financial institution and credit risk related to any of its derivative counterparties.

The Company has investments in lower rated and comparable quality unrated high yield bonds and bank loans. Investments in high yield investments are accompanied by a greater degree of credit risk. The risk of loss due to default by the issuer is significantly greater for holders of high yield securities, because such investments are generally unsecured and are often subordinated to other creditors of the issuer.

Note 3. Investments

As noted above, the Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•	Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs used in the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 asset, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 and the 1940 Act (see Note 2). Consistent with our Company’s valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The following table presents fair value measurements of investments, by major class, as of August 31, 2015 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Syndicated loans	$—	$—	$16,571	$16,571
First lien term loans	—	—	156,742	156,742
Second lien term loans	—	—	42,071	42,071
Unsecured notes	—	—	132	132
Structured finance securities	—	—	16,754	16,754
Equity interests	—	—	19,915	19,915

Total	$—	$—	$252,185	$252,185

The following table presents fair value measurements of investments, by major class, as of February 28, 2015 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Syndicated loans	$—	$—	$18,302	$18,302
First lien term loans	—	—	145,207	145,207
Second lien term loans	—	—	35,603	35,603
Unsecured notes	—	—	4,230	4,230
Structured finance securities	—	—	17,031	17,031
Equity interests	—	—	20,165	20,165

Total	$—	$—	$240,538	$240,538

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the six months ended August 31, 2015 (dollars in thousands):

	Syndicated loans	First lien term loans	Second lien term loans	Unsecured notes	Structured finance securities	Common stock/ equities	Total
Balance as of February 28, 2015	$18,302	$145,207	$35,603	$4,230	$17,031	$20,165	$240,538
Net unrealized appreciation/(depreciation) on investments	(1,400)	(726)	76	656	1,372	(562)	(584)
Purchases and other adjustments to cost	20	25,217	16,901	668	—	413	43,219
Sales and redemptions	(356)	(13,050)	(10,673)	(5,784)	(1,649)	(3,260)	(34,772)
Net realized gain from investments	5	94	164	261	—	3,260	3,784
Transfers in/out	—	—	—	101	—	(101)	—

Balance as of August 31, 2015	$16,571	$156,742	$42,071	$132	$16,754	$19,915	$252,185

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales and redemptions represent net proceeds received from investments sold, and principal paydowns received, during the period.

The net change in unrealized appreciation/(depreciation) for the six months ended August 31, 2015 on investments held as of August 31, 2015 is ($955,584) and is included in net unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the six months ended August 31, 2014 (dollars in thousands):

	Syndicated loans	First lien term loans	Second lien term loans	Unsecured notes	Structured finance securities	Common stock/ equities	Total
Balance as of February 28, 2014	$32,390	$110,278	$27,804	$5,471	$19,570	$10,332	$205,845
Net unrealized appreciation/(depreciation)	(256)	(1,503)	(263)	322	520	1,499	319
Purchases and other adjustments to cost	28	40,522	11,175	116	—	2,260	54,101
Sales and redemptions	(5,383)	(9,408)	(9,500)	—	—	(96)	(24,387)
Net realized gain (loss) from investments	35	735	46	—	—	(374)	442

Balance as of August 31, 2014	$26,814	$140,624	$29,262	$5,909	$20,090	$13,261	$236,320

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales and redemptions represent net proceeds received from investments sold, and principal paydowns received, during the period.

The net change in unrealized appreciation/(depreciation) for the six months ended August 31, 2014 on investments held as of August 31, 2014 was $734,740 and is included in net unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of August 31, 2015 were as follows (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range
Syndicated loans	16,571	Market Comparables	Third-Party Bid	64.5% - 100.3%
First lien term loans	156,742	Market Comparables	Market Yield (%)	6.1% - 15.5%
			EBITDA Multiples (x)	0.1x - 3.0x
			Third-Party Bid	79.3% - 100.1%
Second lien term loans	42,071	Market Comparables	Market Yield (%)	8.5% - 12.8%
			Third-Party Bid	100.0% - 100.1%
Unsecured notes	132	Market Comparables	Market Yield (%)	10.0% - 13.2%
Structured finance securities	16,754	Discounted Cash Flow	Discount Rate (%)	12.0%
Equity interests	19,915	Market Comparables	EBITDA Multiples (x)	5.0x - 11.0x

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of February 28, 2015 were as follows (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range
Syndicated loans	18,302	Market Comparables	Third-Party Bid	93.6% - 100.4%
First lien term loans	145,207	Market Comparables	Market Yield (%)	5.8% - 17.7%
			EBITDA Multiples (x)	3.0x
			Third-Party Bid	79.3 - 105.0
Second lien term loans	35,603	Market Comparables	Market Yield (%)	8.5% - 15.0%
			Third-Party Bid	98.3% - 98.3%
Unsecured notes	4,230	Market Comparables	Market Yield (%)	13.2% - 20.3%
Structured finance securities	17,031	Discounted Cash Flow	Discount Rate (%)	12.0%
Equity interests	20,165	Market Comparables	EBITDA Multiples (x)	5.0x - 12.1x

For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the EBITDA valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.

The composition of our investments as of August 31, 2015, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Syndicated loans	$18,327	7.3%	$16,571	6.6%
First lien term loans	157,219	62.7	156,742	62.1
Second lien term loans	42,141	16.8	42,071	16.7
Unsecured notes	2,612	1.1	132	0.1
Structured finance securities	14,304	5.7	16,754	6.6
Equity interests	16,086	6.4	19,915	7.9

Total	$250,689	100.0%	$252,185	100.0%

The composition of our investments as of February 28, 2015, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Syndicated loans	$18,658	7.8%	$18,302	7.6%
First lien term loans	144,959	60.8	145,207	60.3
Second lien term loans	35,748	15.0	35,603	14.8
Unsecured notes	7,366	3.1	4,230	1.8
Structured finance securities	15,953	6.7	17,031	7.1
Equity interests	15,774	6.6	20,165	8.4

Total	$238,458	100.0%	$240,538	100.0%

For loans and debt securities for which market quotations are not available, we determine their fair value based on third party indicative broker quotes, where available, or the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield valuation methodology. In applying the market yield valuation methodology, we determine the fair value based on such factors as market participant assumptions including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If, in our judgment, the market yield methodology is not sufficient or appropriate, we may use additional methodologies such as an asset liquidation or expected recovery model.

For equity securities of portfolio companies and partnership interests, we determine the fair value based on the market approach with value then attributed to equity or equity like securities using the enterprise value waterfall valuation methodology. Under the enterprise value waterfall valuation methodology, we determine the enterprise fair value of the portfolio company and then waterfall the enterprise value over the portfolio company’s securities in order of their preference relative to one another. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities. We also take into account historical and anticipated financial results.

Our investment in Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”) is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by our Manager and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. For the quarter ended November 30, 2013, in connection with the refinancing of the Saratoga CLO liabilities, we ran Intex models based on assumptions about the refinanced Saratoga CLO’s structure, including capital structure, cost of liabilities and reinvestment period. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO at August 31, 2015. The significant inputs for the valuation model include:

•	Default rates: 2.0%

•	Recovery rates: 35-75%

•	Prepayment rate: 25.0%

•	Reinvestment rate / price: L+375bps / $99.75

Note 4. Investment in Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”)

On January 22, 2008, we invested $30 million in all of the outstanding subordinated notes of GSC Investment Corp. CLO 2007, Ltd., a collateralized loan obligation fund managed by us that invests primarily in senior secured loans. Additionally, we entered into a collateral management agreement with GSC Investment Corp. CLO 2007, Ltd. pursuant to which we act as collateral manager to it. The Saratoga CLO was refinanced in October 2013 and its reinvestment period ends in October 2016. The Saratoga CLO remains 100% owned and managed by Saratoga Investment Corp. We receive a base management fee of 0.25% and a subordinated management fee of 0.25% of the Fee Basis Amount at the beginning of the Collection Period, paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20.0% of the remaining interest proceeds and principal proceeds, if any, after the subordinated notes have realized the incentive management fee target return of 12.0%, in accordance with the Priority of Payments after making the prior distributions on the relevant payment date. For the three months ended August 31, 2015 and August 31, 2014, we accrued $0.4 million and $0.4 million in management fee income, respectively, and $0.7 million and $0.7 million in interest income, respectively, from Saratoga CLO. For the six months ended August 31, 2015 and August 31, 2014, we accrued $0.8 million and $0.8 million in management fee income, respectively, and $1.3 million and $1.3 million in interest income, respectively, from Saratoga CLO. We did not accrue any amounts related to the incentive management fee as the 12.0% hurdle rate has not yet been achieved.

At August 31, 2015, the Company determined that the fair value of its investment in the subordinated notes of Saratoga CLO was $16.8 million. The Company determines the fair value of its investment in the subordinated notes of Saratoga CLO based on the present value of the projected future cash flows of the subordinated notes over the life of Saratoga CLO. At August 31, 2015, Saratoga CLO had investments with a principal balance of $313.9 million and a weighted average spread over LIBOR of 4.3%, and had debt with a principal balance of $282.4 million with a weighted average spread over LIBOR of 1.8%. As a result, Saratoga CLO earns a “spread” between the interest income it receives on its investments and the interest expense it pays on its debt and other operating expenses, which is distributed quarterly to the Company as the holder of its subordinated notes. At August 31, 2015, the total “spread”, or projected future cash flows of the subordinated notes, over the life of Saratoga CLO was $17.1 million, which had a present value of approximately $16.8 million, using an 12.0% discount rate.

Below is certain financial information from the separate financial statements of Saratoga CLO as of August 31, 2015 (unaudited) and February 28, 2015 and for the three and six months ended August 31, 2015 and August 31, 2014 (unaudited).

Saratoga Investment Corp. CLO 2013-1, Ltd.

Statements of Assets and Liabilities

	As of
	August 31, 2015	February 28, 2015
	(unaudited)
ASSETS
Investments
Fair Value Loans (amortized cost of $312,042,120, and $295,193,588, respectively)	$308,218,074	$294,621,817
Fair Value Other/Structured finance securities (amortized cost of $2,566,752 and $2,566,752, respectively)	159,680	617,451

Total investments at fair value (amortized cost of $314,608,872 and $297,760,340, respectively)	308,377,754	295,239,268
Cash and cash equivalents	1,583,337	5,831,797
Receivable from open trades	16,466	2,119,687
Interest receivable	1,651,267	1,290,637

Total assets	$311,628,824	$304,481,389

LIABILITIES
Interest payable	$660,723	$631,886
Payable from open trades	15,325,788	5,214,331
Accrued base management fee	87,216	85,957
Accrued subordinated management fee	87,216	85,957
Class A-1 Notes - SIC CLO 2013-1, Ltd.	170,000,000	170,000,000
Discount on Class A-1 Notes - SIC CLO 2013-1, Ltd.	(1,407,047)	(1,495,802)
Class A-2 Notes - SIC CLO 2013-1, Ltd.	20,000,000	20,000,000
Discount on Class A-2 Notes - SIC CLO 2013-1, Ltd.	(145,850)	(155,050)
Class B Notes - SIC CLO 2013-1, Ltd.	44,800,000	44,800,000
Discount on Class B Notes - SIC CLO 2013-1, Ltd.	(947,442)	(1,007,205)
Class C Notes - SIC CLO 2013-1, Ltd.	16,000,000	16,000,000
Discount on Class C Notes - SIC CLO 2013-1, Ltd.	(589,882)	(627,091)
Class D Notes - SIC CLO 2013-1, Ltd.	14,000,000	14,000,000
Discount on Class D Notes - SIC CLO 2013-1, Ltd.	(765,713)	(814,013)
Class E Notes - SIC CLO 2013-1, Ltd.	13,100,000	13,100,000
Discount on Class E Notes - SIC CLO 2013-1, Ltd.	(1,443,591)	(1,534,650)
Class F Notes - SIC CLO 2013-1, Ltd.	4,500,000	4,500,000
Discount on Class F Notes - SIC CLO 2013-1, Ltd.	(525,060)	(558,180)
Deferred debt financing costs, SIC CLO 2013-1, Ltd. Notes	(1,829,074)	(1,941,595)
Subordinated Notes	30,000,000	30,000,000

Total liabilities	$320,907,284	$310,284,545

Commitments and contingencies

NET ASSETS

Ordinary equity, par value $1.00, 250 ordinary shares authorized, 250 and 250 issued and outstanding, respectively	$250	$250
Accumulated loss	(5,803,406)	(3,343,488)
Net loss	(3,475,304)	(2,459,918)

Total net assets	(9,278,460)	(5,803,156)

Total liabilities and net assets	$311,628,824	$304,481,389

Saratoga Investment Corp. CLO 2013-1, Ltd.

Statements of Operations

(unaudited)

	For the three months ended August 31		For the six months ended August 31
	2015	2014	2015	2014
INVESTMENT INCOME
Interest from investments	$3,638,587	$3,323,320	$7,151,174	$6,480,838
Interest from cash and cash equivalents	215	562	505	838
Other income	69,878	42,007	233,993	140,930

Total investment income	3,708,680	3,365,889	7,385,672	6,622,606

EXPENSES
Interest expense	3,013,007	1,997,155	5,859,643	4,124,139
Professional fees	53,177	24,142	112,399	94,360
Miscellaneous fee expense	5,763	3,263	10,688	26,396
Base management fee	186,576	187,730	375,949	383,747
Subordinated management fee	186,576	187,730	375,949	383,747
Trustee expenses	36,737	27,313	68,021	53,928
Amortization expense	239,963	239,963	479,926	479,926

Total expenses	3,721,799	2,667,296	7,282,575	5,546,243

NET INVESTMENT INCOME (LOSS)	(13,119)	698,593	103,097	1,076,363

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	89,084	147,951	131,645	528,570
Net unrealized depreciation on investments	(3,624,214)	(1,425,262)	(3,710,046)	(2,878,611)

Net loss on investments	(3,535,130)	(1,277,311)	(3,578,401)	(2,350,041)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,548,249)	$(578,718)	$(3,475,304)	$(1,273,678)

Saratoga Investment Corp. CLO 2013-1 Ltd.

Schedule of Investments

August 31, 2015

(unaudited)

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Education Management II LLC	Leisure Goods/ Activities/Movies	A-1 Preferred Shares	Equity	0.00%		6,692	$669,214	$159,490
Education Management II LLC	Leisure Goods/ Activities/Movies	A-2 Preferred Shares	Equity	0.00%		18,975	1,897,538	190
24 Hour Holdings III LLC	Leisure Goods/Activities/Movies	Term Loan	Loan	4.75%	5/28/2021	$495,000	490,809	475,819
Acosta Holdco Inc.	Media	Term Loan B1	Loan	4.25%	9/27/2021	$1,985,025	1,970,700	1,961,145
Aderant North America, Inc.	Services: Business	Term Loan (First Lien)	Loan	5.25%	12/20/2018	$3,241,989	3,241,989	3,229,832
Aspen Dental Management, Inc.	Healthcare & Pharmaceuticals	Term Loan Initial	Loan	5.50%	4/27/2022	$500,000	497,604	501,565
Advantage Sales & Marketing Inc.	Services: Business	Delayed Draw Term Loan	Loan	4.25%	7/25/2021	$2,483,744	2,480,395	2,453,641
AECOM Technology Corporation	Services: Business	Term Loan B	Loan	3.75%	10/15/2021	$297,251	295,930	297,251
ArgoFresh	Food Services	Term Loan	Loan	5.75%	7/30/2021	$2,000,000	1,990,130	2,000,840
Aegis Toxicology Science Corporation	Healthcare & Pharmaceuticals	Term B Loan	Loan	5.50%	2/24/2021	$990,000	990,000	950,400
Akorn, Inc.	Healthcare & Pharmaceuticals	Term Loan B	Loan	5.50%	4/16/2021	$496,250	494,370	495,476
Albertson’s LLC	Retailers (Except Food and Drugs)	Term Loan B-4	Loan	5.50%	8/25/2021	$3,385,028	3,366,914	3,383,336
Alere Inc. (fka IM US Holdings, LLC)	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.25%	6/8/2022	$1,000,000	997,500	999,030
Alion Science T/L B (1st Lien)	High Tech Industries	Term Loan B (First Lien)	Loan	5.50%	8/13/2021	$3,000,000	2,985,000	2,973,750
Alliance HealthCare T/L B	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.25%	6/3/2019	$1,000,000	997,522	994,500
Alliant Holdings T/L B (1st Lien)	Banking, Finance, Insurance & Real Estate	Term Loan B (First Lien)	Loan	4.50%	8/12/2022	$1,000,000	997,516	995,250
Alvogen Pharma US, Inc	Healthcare & Pharmaceuticals	Term Loan	Loan	6.00%	4/2/2022	$493,750	491,400	491,281
American Beacon Advisors, Inc.	Financial Intermediaries	Term Loan (First Lien)	Loan	5.50%	4/30/2022	$250,000	248,800	250,937
American Tire Distributors Inc	Automotive	Term Loan B	Loan	5.25%	9/1/2021	$495,246	492,769	496,073
Aramark Corporation	Food Products	LC-2 Facility	Loan	3.29%	7/26/2016	$79,187	79,175	78,494
Aramark Corporation	Food Products	LC-3 Facility	Loan	3.29%	7/26/2016	$43,961	43,961	43,576
Aramark Corporation	Food Products	U.S. Term F Loan	Loan	3.25%	2/24/2021	$3,166,456	3,166,456	3,151,193
ARG IH Corp	Food Services	Term Loan	Loan	4.75%	11/15/2020	$483,163	481,967	483,506
Asurion, LLC (fka Asurion Corporation)	Insurance	Incremental Tranche B-1 Term Loan	Loan	5.00%	5/24/2019	$2,690,059	2,671,567	2,665,848
Asurion, LLC (fka Asurion Corporation)	Insurance	Term Loan B4 (First Lein)	Loan	5.00%	7/29/2022	$2,500,000	2,487,587	2,470,325
Auction.com	Banking, Finance, Insurance & Real Estate	Term Loan	Loan	6.00%	5/13/2019	$2,000,000	2,007,441	1,985,000
Avantor Performance Materials Holdings, Inc.	Chemicals/Plastics	Term Loan	Loan	5.25%	6/24/2017	$3,508,305	3,501,854	3,486,378
AZ Chem US Inc.	Chemicals/Plastics	Term Loan	Loan	4.50%	6/12/2021	$451,370	449,391	449,677

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Bass Pro Group, LLC	Retailers (Except Food and Drugs)	Term Loan	Loan	4.00%	11/20/2019	$1,496,250	1,493,140	1,487,362
Belmond Interfin Ltd.	Lodging & Casinos	Term Loan	Loan	4.00%	3/19/2021	$493,750	491,691	490,457
Berry Plastics Corporation	Chemicals/Plastics	Term E Loan	Loan	3.75%	1/6/2021	$1,814,499	1,803,394	1,797,388
BJ’s Wholesale Club, Inc.	Food/Drug Retailers	New 2013 (November) Replacement Loan (First Lien)	Loan	4.50%	9/26/2019	$1,483,727	1,482,789	1,476,071
Blue Coat Systems	Technology	Term Loan B	Loan	4.50%	5/19/2022	$1,000,000	997,520	991,670
BMC Software	Technology	Term Loan	Loan	5.00%	9/10/2020	$1,989,899	1,930,734	1,823,245
Bombardier Recreational Products Inc.	Leisure Goods/Activities/Movies	Term B Loan	Loan	3.75%	1/30/2019	$754,286	750,766	752,400
Brickman Group Holdings, Inc.	Brokers/Dealers/Investment Houses	Initial Term Loan (First Lien)	Loan	4.00%	12/18/2020	$1,483,725	1,472,237	1,458,783
Brock Holdings III, Inc.	Industrial Equipment	Term Loan (First Lien)	Loan	6.00%	3/16/2017	$1,927,836	1,938,137	1,876,420
Burlington Coat Factory Warehouse Corporation	Retailers (Except Food and Drugs)	Term B-2 Loan	Loan	4.25%	8/13/2021	$1,861,667	1,852,738	1,858,949
BWAY Holding Company	Leisure Goods/Activities/Movies	Term Loan B	Loan	5.50%	8/14/2020	$989,999	980,449	989,999
Caesars Entertainment Corp.	Lodging & Casinos	Term B-7 Loan	Loan	9.75%	1/28/2018	$995,000	990,155	926,415
Camp International Holding Company	Aerospace and Defense	2013 Replacement Term Loan (First Lien)	Loan	4.75%	5/31/2019	$1,950,076	1,952,063	1,930,575
Capital Automotive L.P.	Conglomerate	Tranche B-1 Term Loan Facility	Loan	4.00%	4/10/2019	$2,068,181	2,072,039	2,068,615
Catalent Pharma Solutions, Inc	Drugs	Initial Term B Loan	Loan	4.25%	5/20/2021	$495,001	492,902	494,664
Cengage Learning Acquisitions, Inc.	Publishing	Term Loan	Loan	7.00%	3/31/2020	$2,647,871	2,673,292	2,640,430
Charter Communications Operating, LLC	Cable and Satellite Television	Term F Loan	Loan	3.00%	12/31/2020	$2,642,264	2,634,248	2,615,181
CHS/Community Health Systems, Inc.	Healthcare & Pharmaceuticals	Term G Loan	Loan	3.75%	12/31/2019	$1,027,708	996,618	1,025,334
CHS/Community Health Systems, Inc.	Healthcare & Pharmaceuticals	Term H Loan	Loan	4.00%	1/27/2021	$1,890,955	1,833,021	1,892,335
Cinedigm Digital Funding I, LLC	Services: Business	Term Loan	Loan	3.75%	2/28/2018	$425,222	422,660	424,159
CITGO Petroleum Corporation	Oil & Gas	Term Loan B	Loan	4.50%	7/29/2021	$992,500	989,354	989,086
ClubCorp Club Operations, Inc.	Lodging & Casinos	Term Loan B	Loan	4.25%	7/24/2020	$500,000	499,127	500,315
Communications Sales & Leasing, Inc.	Telecommunications	Term Loan B (First Lien)	Loan	5.00%	10/24/2022	$2,000,000	1,987,903	1,908,120
CommScope, Inc.	Telecommunications	Term Loan B	Loan	3.75%	5/27/2022	$500,000	498,768	497,500
Consolidated Aerospace Manufacturing, LLC	Aerospace and Defense	Term Loan (First Lien)	Loan	4.75%	8/11/2022	$1,500,000	1,492,500	1,491,870
Concordia Healthcare Corp	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.75%	4/21/2022	$250,000	248,797	250,157
CPI Acquisition Inc.	Technology	Term Loan B (First Lien)	Loan	4.25%	11/17/2017	$2,000,000	1,970,000	1,970,000
CPI International Acquisition, Inc. (f/k/a Catalyst Holdings, Inc.)	Electronics/Electric	Term B Loan	Loan	4.25%	11/17/2017	$3,577,219	3,577,219	3,496,731

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Crosby US Acquisition Corp.	Industrial Equipment	Initial Term Loan (First Lien)	Loan	3.75%	11/23/2020	$738,750	738,033	650,100
Crown Castle Operating Company	Telecommunications/Cellular	Extended Incremental Tranche B-2 Term Loan	Loan	3.00%	1/31/2021	$1,425,825	1,425,825	1,419,023
CT Technologies Intermediate Hldgs, Inc	Healthcare & Pharmaceuticals	Term Loan	Loan	5.25%	12/1/2021	$1,492,500	1,478,126	1,489,396
Culligan International Company	Conglomerate	Dollar Loan (First Lien)	Loan	6.25%	12/19/2017	$775,633	748,723	749,228
Culligan International Company	Conglomerate	Dollar Loan (Second Lien)	Loan	9.50%	6/19/2018	$783,162	739,504	760,120
Cumulus Media Holdings Inc.	Broadcast Radio and Television	Term Loan	Loan	4.25%	12/23/2020	$470,093	466,377	430,431
Custom Sensors & Technologies, Inc.	Industrial Equipment	Term Loan	Loan	4.50%	9/30/2021	$496,250	495,239	495,009
DAE Aviation (StandardAero)	Aerospace and Defense	Term Loan	Loan	5.25%	7/7/2022	$2,000,000	1,990,128	1,991,260
DaVita HealthCare Partners Inc. (fka DaVita Inc.)	Healthcare & Pharmaceuticals	Tranche B Term Loan	Loan	3.50%	6/24/2021	$495,000	492,893	493,762
DCS Business Services, Inc.	Financial Intermediaries	Term B Loan	Loan	7.25%	3/19/2018	$3,181,756	3,162,868	3,221,528
Dealertrack Technologies, Inc.	Leisure Goods/Activities/Movies	Term B Loan	Loan	3.50%	2/26/2021	$477,011	476,031	475,222
Dell International LLC	Technology	Term Loan B2	Loan	4.00%	4/29/2020	$2,919,623	2,905,563	2,903,711
Delos Finance SARL	Financial Intermediaries	Term Loan	Loan	3.50%	3/6/2021	$500,000	497,981	499,250
Delta 2 (Lux) S.a.r.l.	Lodging & Casinos	Term Loan B-3	Loan	4.75%	7/30/2021	$1,000,000	995,545	990,560
Deluxe Entertainment Service Group, Inc.	Leisure Goods/Activities/Movies	Term Loan (First Lien)	Loan	6.50%	2/28/2020	$1,882,983	1,884,466	1,806,100
Devix US, Inc.	Chemicals/Plastics	Term Loan	Loan	4.25%	5/2/2021	$250,000	247,859	251,875
Devix US, Inc.	Chemicals/Plastics	Term Loan (Second Lien)	Loan	8.00%	5/2/2022	$495,000	492,940	494,074
Diamond Resorts International	Lodging & Casinos	Term Loan	Loan	5.50%	5/9/2021	$926,971	922,968	925,237
DJO Finance LLC	Healthcare & Pharmaceuticals	Term Loan	Loan	4.25%	6/8/2020	$500,000	498,852	496,875
DPX Holdings B.V.	Healthcare & Pharmaceuticals	Term Loan 2015 Incr Dollar	Loan	4.25%	3/11/2021	$2,970,000	2,962,791	2,933,796
Drew Marine Group Inc.	Chemicals/Plastics	Term Loan (First Lien)	Loan	4.25%	11/19/2020	$1,472,161	1,477,551	1,459,279
DTZ U.S. Borrower LLC	Construction & Building	Term Loan B Add-on	Loan	4.25%	11/4/2021	$3,000,000	2,985,000	2,973,750
Education Management LLC	Leisure Goods/Activities/Movies	Term Loan A	Loan	5.50%	7/2/2020	$501,970	483,741	326,782
Education Management LLC	Leisure Goods/Activities/Movies	Term Loan B	Loan	8.50% (2.00% Cash/ 6.50% PIK)	7/2/2020	$864,488	835,964	476,549
Emerald 2 Limited	Chemicals/Plastics	Term Loan B1A	Loan	5.00%	5/14/2021	$1,000,000	990,730	988,750
Emerald Performance Materials, LLC	Chemicals/Plastics	Term Loan (First Lien)	Loan	4.50%	8/1/2021	$496,250	494,087	493,560
Emerald Performance Materials, LLC	Chemicals/Plastics	Term Loan (Second Lien)	Loan	7.75%	8/1/2022	$500,000	497,758	496,665
Endo International plc	Healthcare & Pharmaceuticals	Term Loan B	Loan	3.75%	6/24/2022	$1,000,000	997,500	999,110
EnergySolutions, LLC	Oil & Gas	Term Loan B	Loan	6.75%	5/29/2020	$937,857	922,445	940,202
Evergreen Acqco 1 LP	Retailers (Except Food and Drugs)	New Term Loan	Loan	5.00%	7/9/2019	$970,069	968,106	904,288

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
EWT Holdings III Corp. (fka WTG Holdings III Corp.)	Industrial Equipment	Term Loan (First Lien)	Loan	4.75%	1/15/2021	$1,977,443	1,972,762	1,957,669
Federal-Mogul Corporation	Automotive	Tranche C Term Loan	Loan	4.75%	4/15/2021	$2,970,000	2,957,707	2,897,354
First Data Corporation	Financial Intermediaries	2017 Second New Dollar Term Loan	Loan	3.70%	3/23/2018	$2,790,451	2,738,761	2,766,035
First Data Corporation	Financial Intermediaries	2018 Dollar Term Loan	Loan	4.20%	3/24/2021	$2,111,028	2,027,838	2,103,491
Fitness International, LLC	Leisure Goods/Activities/Movies	Term Loan B	Loan	5.50%	7/1/2020	$1,485,000	1,475,762	1,414,463
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.)	Nonferrous Metals/Minerals	Loan	Loan	3.75%	6/28/2019	$1,972,424	1,972,370	1,587,348
Four Seasons Holdings Inc.	Lodging & Casinos	Term Loan (First Lien)	Loan	3.50%	6/27/2020	$489,433	489,433	485,763
Garda World Security Corporation	Services: Business	Term B Delayed Draw Loan	Loan	4.00%	11/6/2020	$200,139	199,337	197,303
Garda World Security Corporation	Services: Business	Term B Loan	Loan	4.00%	11/6/2020	$782,361	779,293	771,119
Gardner Denver, Inc.	Oil & Gas	Initial Dollar Term Loan	Loan	4.25%	7/30/2020	$2,463,674	2,455,846	2,345,122
Gates Global LLC	Leisure Goods/Activities/Movies	Term Loan (First Lien)	Loan	4.25%	7/3/2021	$496,250	491,288	475,710
Generac Power Systems, Inc.	Industrial Equipment	Term Loan B	Loan	3.50%	5/29/2020	$693,858	683,606	679,114
General Nutrition Centers, Inc.	Retailers (Except Food and Drugs)	Amended Tranche B Term Loan	Loan	3.25%	3/4/2019	$4,139,259	4,127,872	4,095,300
Global Tel*Link Corporation	Services: Business	Term Loan (First Lien)	Loan	5.00%	5/26/2020	$2,740,417	2,732,599	2,680,813
Goodyear Tire & Rubber Company, The	Chemicals/Plastics	Loan (Second Lien)	Loan	3.75%	4/30/2019	$3,333,333	3,300,754	3,338,867
Grosvenor Capital Management Holdings, LP	Brokers/Dealers/Investment Houses	Initial Term Loan	Loan	3.75%	1/4/2021	$3,395,892	3,382,373	3,353,443
GTCR Valor Companies, Inc.	Services: Business	Term Loan (First Lien)	Loan	6.00%	6/1/2021	$1,984,991	1,948,709	1,965,141
Harland Clarke Holdings Corp. (fka Clarke American Corp.)	Publishing	Tranche B-4 Term Loan	Loan	6.00%	8/2/2019	$481,250	479,433	478,964
HCA Inc.	Healthcare & Pharmaceuticals	Tranche B-4 Term Loan	Loan	3.03%	5/1/2018	$5,634,333	5,419,919	5,621,656
Headwaters Incorporated	Building & Development	Term Loan	Loan	4.50%	3/24/2022	$250,000	248,799	250,313
Hertz Corporation, The	Automotive	Tranche B-1 Term Loan	Loan	4.00%	3/12/2018	$2,925,000	2,954,144	2,909,322
Hoffmaster Group, Inc.	Containers/Glass Products	Term Loan	Loan	5.25%	5/8/2020	$1,980,000	1,963,739	1,970,100
Hostess Brand, LLC	Beverage, Food & Tobacco	Term Loan B (First Lien)	Loan	4.50%	8/3/2022	$1,000,000	997,522	999,360
Huntsman International LLC	Chemicals/Plastics	Term Loan B (First Lien)	Loan	3.24%	4/19/2019	$3,840,541	3,812,172	3,814,156
Husky Injection Molding Systems Ltd.	Services: Business	Term Loan B	Loan	4.25%	6/30/2021	$491,797	489,771	485,418
Infor (US), Inc. (fka Lawson Software Inc.)	Services: Business	Tranche B-5 Term Loan	Loan	3.75%	6/3/2020	$2,199,666	2,184,116	2,131,719
Insight Global	Services: Business	Term Loan	Loan	6.00%	10/29/2021	$1,989,796	1,981,881	1,986,473

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Informatica Corporation	High Tech Industries	Term Loan B	Loan	4.50%	8/5/2022	$500,000	498,757	496,250
J. Crew Group, Inc.	Retailers (Except Food and Drugs)	Term B-1 Loan Retired 03/05/2014	Loan	4.00%	3/5/2021	$960,344	960,344	739,465
Jazz Acquisition, Inc	Aerospace and Defense	First Lien 6/14	Loan	4.50%	6/19/2021	$495,152	494,085	488,962
J.Jill Group, Inc.	Retailers (Except Food and Drugs)	Term Loan (First Lien)	Loan	6.00%	5/9/2022	$1,000,000	995,096	998,130
Kinetic Concepts, Inc.	Healthcare & Pharmaceuticals	Dollar Term D-1 Loan	Loan	4.50%	5/4/2018	$2,465,100	2,444,985	2,458,937
Koosharem, LLC	Services: Business	Term Loan	Loan	7.50%	5/15/2020	$2,980,025	2,955,714	2,939,050
La Quinta Holdings, Inc.	Lodging & Casinos	Term Loan (First Lien)	Loan	4.00%	4/14/2021	$417,005	415,606	415,787
Level 3 Financing, Inc.	Telecommunications	Term Loan B2	Loan	4.50%	1/31/2022	$500,000	496,380	495,000
Mauser Holdings, Inc.	Containers/Glass Products	Term Loan	Loan	4.50%	7/31/2021	$496,250	494,105	493,461
Michaels Stores, Inc.	Retailers (Except Food and Drugs)	Term B Loan	Loan	3.75%	1/28/2020	$488,750	488,750	486,512
Michaels Stores, Inc.	Retailers (Except Food and Drugs)	Term Loan B-2	Loan	4.00%	1/28/2020	$1,485,000	1,478,808	1,484,302
Micro Holding Corp.	High Tech Industries	Term Loan	Loan	4.75%	7/8/2021	$997,482	996,203	994,570
Microsemi Corporation	Electronics/Electric	Incremental Term Loan	Loan	3.50%	2/19/2020	$2,122,318	2,118,346	2,106,931
Midas Intermediate Holdco II, LLC	Automotive	Delayed Draw Term Loan	Loan	4.50%	8/18/2021	$25,127	25,127	25,064
Midas Intermediate Holdco II, LLC	Automotive	Term Loan B	Loan	4.50%	8/18/2021	$222,998	222,026	222,441
Millenium Laboratories, LLC	Drugs	Term Loan	Loan	5.25%	4/16/2021	$1,485,000	1,472,484	725,170
MPH Acquisition Holdings LLC	Healthcare & Pharmaceuticals	Term Loan	Loan	3.75%	3/31/2021	$406,818	405,978	401,224
MSC Software Corp.	Services: Business	Term Loan	Loan	5.00%	5/29/2020	$990,000	981,928	972,675
National Veterinary Associates, Inc	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.75%	8/14/2021	$992,519	989,102	990,861
National Vision, Inc.	Retailers (Except Food and Drugs)	Term Loan (Second Lien)	Loan	6.75%	3/11/2022	$250,000	249,730	246,250
Newsday, LLC	Publishing	Term Loan	Loan	3.70%	10/12/2016	$2,215,385	2,214,656	2,211,242
Nortek, Inc.	Electronics/Electric	Term Loan B	Loan	3.50%	10/30/2020	$990,000	978,379	981,031
Novelis, Inc.	Conglomerate	Term Loan B	Loan	4.00%	3/10/2017	$4,795,033	4,771,756	4,737,780
NPC International, Inc.	Food Services	Term Loan (2013)	Loan	4.00%	12/28/2018	$483,750	483,750	477,703
NRG Energy, Inc.	Utilities	Term Loan (2013)	Loan	2.75%	7/2/2018	$3,841,575	3,825,385	3,779,534
Numericable	Broadcast Radio and Television	Term Loan B-5	Loan	4.00%	7/27/2022	$1,000,000	997,516	994,440
NuSil Technology LLC.	Chemicals/Plastics	Term Loan	Loan	5.25%	4/7/2017	$793,516	793,516	788,556
Ollie’s Bargain Outlet, Inc	Retailers (Except Food and Drugs)	Term Loan	Loan	4.75%	9/30/2019	$647,663	645,013	644,424
On Assignment, Inc.	Services: Business	Term Loan B	Loan	3.75%	6/6/2022	$1,396,364	1,389,537	1,392,440
Onex Carestream Finance LP	Healthcare & Pharmaceuticals	Term Loan (First Lien 2013)	Loan	5.00%	6/7/2019	$3,942,060	3,928,857	3,899,368
OnexYork Acquisition Co	Healthcare & Pharmaceuticals	Delayed Draw Term Loan	Loan	4.75%	10/1/2021	$—	—	—
OnexYork Acquisition Co	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.75%	10/1/2021	$496,250	492,945	474,747
OpenLink International LLC	Services: Business	Term B Loan	Loan	6.25%	10/28/2017	$2,959,832	2,958,389	2,937,633
Orbitz Worldwide, Inc.	Services: Business	Term Loan (First Lien)	Loan	4.50%	4/15/2021	$1,408,613	1,406,618	1,403,331
P.F. Chang’s China Bistro, Inc. (Wok Acquisition Corp.)	Food/Drug Retailers	Term Borrowing	Loan	4.25%	6/24/2019	$1,440,325	1,433,940	1,415,120

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
P2 Upstream Acquisition Co. (P2 Upstream Canada BC ULC)	Services: Business	Term Loan (First Lien)	Loan	5.00%	10/30/2020	$985,000	980,820	970,225
Par Pharmaceutical Companies, Inc.	Healthcare & Pharmaceuticals	Term Loan B3	Loan	4.25%	9/28/2019	$497,500	495,273	496,008
Penn Products Terminal, LLC	Chemicals/Plastics	Term Loan B	Loan	4.75%	4/13/2022	$249,375	248,179	246,881
PetCo Animal Supplies Stores, Inc.	Retailers (Except Food and Drugs)	New Loans	Loan	4.00%	11/24/2017	$1,461,735	1,461,133	1,457,715
Petsmart, Inc. (Argos Merger Sub, Inc.)	Retailers (Except Food and Drugs)	Term Loan B1	Loan	4.25%	3/11/2022	$997,500	996,966	995,006
PGX Holdings, Inc.	Financial Intermediaries	Term Loan	Loan	5.75%	9/29/2020	$963,393	955,159	963,797
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC)	Conglomerate	Term Loan	Loan	4.25%	8/18/2022	$1,930,500	1,920,848	1,917,469
Phillips-Medisize Corporation	Healthcare & Pharmaceuticals	Term Loan	Loan	4.75%	6/16/2021	$495,000	492,897	492,837
Physio-Control International, Inc.	Healthcare & Pharmaceuticals	Term Loan B	Loan	5.50%	5/19/2022	$500,000	497,519	499,690
Pinnacle Foods Finance LLC	Food Products	New Term Loan G	Loan	3.00%	4/29/2020	$2,581,332	2,577,088	2,564,553
Planet Fitness Holdings LLC	Leisure Goods/Activities/Movies	Term Loan	Loan	4.75%	3/31/2021	$2,478,740	2,471,157	2,476,682
Polymer Group, Inc.	Chemicals/Plastics	Initial Loan	Loan	5.25%	12/19/2019	$492,547	490,592	492,753
Post Holdings, Inc.	Consumer Goods: Non-Durable	Term Loan Series A	Loan	3.75%	6/2/2021	$474,405	473,813	473,418
PrePaid Legal Services, Inc.	Services: Business	Term Loan B	Loan	6.50%	7/1/2019	$750,000	746,389	750,623
Presidio, Inc.	Services: Business	Term Loan	Loan	5.25%	2/2/2022	$1,911,875	1,854,519	1,913,309
Prestige Brands, Inc.	Consumer Goods: Durable	Term B-3 Loan	Loan	3.50%	9/3/2021	$2,106,179	2,099,122	2,100,029
Prime Security Services (Protection One)	Services: Business	Term Loan	Loan	5.00%	7/1/2021	$2,000,000	1,990,000	1,993,500
Ranpak Holdings, Inc.	Services: Business	Term Loan	Loan	4.25%	10/1/2021	$992,512	990,031	988,374
Ranpak Holdings, Inc.	Services: Business	Term Loan (Second Lien)	Loan	8.25%	9/30/2022	$500,000	497,780	495,625
Redtop Acquisitions Limited	Electronics/Electric	Initial Dollar Term Loan (First Lien)	Loan	4.50%	12/3/2020	$492,500	489,723	492,500
Regal Cinemas Corporation	Services: Consumer	Term Loan	Loan	3.75%	4/1/2022	$500,000	498,807	499,125
Research Now Group, Inc	Media	Term Loan B	Loan	5.50%	3/18/2021	$498,750	496,396	493,763
Rexnord LLC/RBS Global, Inc.	Industrial Equipment	Term B Loan	Loan	4.00%	8/21/2020	$1,638,461	1,639,833	1,617,571
Reynolds Group Holdings Inc.	Industrial Equipment	Incremental U.S. Term Loan	Loan	4.50%	12/1/2018	$1,910,551	1,910,551	1,908,526
Riverbed Technology, Inc.	Technology	Term Loan B	Loan	6.00%	2/25/2022	$997,500	992,883	996,672
Rocket Software, Inc.	Services: Business	Term Loan (First Lien)	Loan	5.75%	2/8/2018	$1,911,728	1,896,864	1,907,751
Rovi Solutions Corporation / Rovi Guides, Inc.	Electronics/Electric	Tranche B-3 Term Loan	Loan	3.75%	7/2/2021	$1,485,000	1,478,687	1,425,600
Royal Adhesives and Sealants	Chemicals/Plastics	Term Loan (First Lien)	Loan	4.50%	6/20/2022	$500,000	499,212	497,500
Royal Adhesives and Sealants	Chemicals/Plastics	Term Loan (Second Lien)	Loan	8.50%	6/19/2023	$500,000	498,786	498,125
RPI Finance Trust	Financial Intermediaries	Term B-4 Term Loan	Loan	3.50%	11/9/2020	$5,181,229	5,181,229	5,174,753

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
SBP Holdings LP	Industrial Equipment	Term Loan (First Lien)	Loan	5.00%	3/27/2021	$987,500	983,356	888,750
Scientific Games International, Inc.	Electronics/Electric	Term Loan B2	Loan	6.00%	10/1/2021	$995,000	986,197	982,095
Seadrill Operating LP	Oil & Gas	Term Loan B	Loan	4.00%	2/21/2021	$992,443	918,775	677,700
Sensus USA Inc. (fka Sensus Metering Systems)	Utilities	Term Loan (First Lien)	Loan	4.50%	5/9/2017	$1,907,486	1,904,034	1,893,180
ServiceMaster Company, The	Conglomerate	Tranche B Term Loan	Loan	4.25%	7/1/2021	$1,985,000	1,967,980	1,973,666
Shearers Foods LLC	Food Services	Term Loan (First Lien)	Loan	4.50%	6/30/2021	$992,500	990,354	980,094
Sitel Worldwide	Telecommunications	Term Loan	Loan	6.50%	8/20/2021	$2,000,000	1,980,000	1,972,500
Sonneborn, LLC	Chemicals/Plastics	Term Loan (First Lien)	Loan	4.75%	12/10/2020	$223,875	223,371	223,035
Sonneborn, LLC	Chemicals/Plastics	Initial US Term Loan	Loan	4.75%	12/10/2020	$1,268,625	1,265,771	1,263,868
Sophia, L.P.	Electronics/Electric	Term B Loan	Loan	4.00%	7/19/2018	$881,292	874,128	879,362
SourceHOV LLC	Services: Business	Term Loan B (First Lien)	Loan	7.75%	10/31/2019	$1,975,000	1,923,118	1,791,088
SRAM, LLC	Industrial Equipment	Term Loan (First Lien)	Loan	4.00%	4/10/2020	$2,926,531	2,917,911	2,824,102
Staples, Inc.	Retailers (Except Food and Drugs)	Term Loan B	Loan	3.50%	4/23/2021	$1,000,000	995,000	994,880
Steak ‘n Shake Operations, Inc.	Food Services	Term Loan	Loan	4.75%	3/19/2021	$987,500	979,351	980,094
SunGard Data Systems Inc. (Solar Capital Corp.)	Conglomerate	Tranche C Term Loan	Loan	3.94%	2/28/2017	$285,352	283,663	284,853
SunGard Data Systems Inc. (Solar Capital Corp.)	Conglomerate	Tranche E Term Loan	Loan	4.00%	3/9/2020	$3,707,953	3,626,408	3,701,019
SuperMedia Inc. (fka Idearc Inc.)	Publishing	Loan	Loan	11.60%	12/30/2016	$227,622	223,203	125,192
Survey Sampling International	Services: Business	Term Loan B	Loan	6.00%	12/16/2020	$997,500	996,472	988,772
Sybil Finance BV	High Tech Industries	Term Loan	Loan	4.25%	3/20/2020	$1,304,762	1,304,254	1,302,048
Syniverse Holdings, Inc.	Telecommunications	Initial Term Loan	Loan	4.00%	4/23/2019	$479,913	476,516	441,520
TGI Friday’s Inc	Food Services	Term Loan B	Loan	5.25%	7/15/2020	$1,761,386	1,756,852	1,761,386
Townsquare Media, Inc.	Media	Term Loan B	Loan	4.25%	4/1/2022	$997,500	992,734	994,388
TPF II Power LLC and TPF II Covert Midco LLC	Utilities	Term Loan B	Loan	5.50%	10/2/2021	$494,309	491,260	495,031
TransUnion LLC	Financial Intermediaries	Term Loan B-2	Loan	3.75%	4/9/2021	$493,750	493,421	489,583
TransDigm, Inc.	Aerospace and Defense	Tranche C Term Loan	Loan	3.75%	2/28/2020	$4,299,342	4,306,710	4,248,309
TransDigm, Inc.	Aerospace and Defense	Tranche E Term Loan	Loan	3.50%	5/13/2022	$1,995,240	1,988,093	1,971,138
TransFirst Holdings, Inc.	Financial Intermediaries	Term Loan B1	Loan	4.75%	11/12/2021	$497,500	496,248	496,629
Travel Leaders Group, LLC	Hotel, Gaming and Leisure	Term Loan B	Loan	7.00%	12/7/2020	$986,667	981,895	989,133
Tricorbraun, Inc. (fka Kranson Industries, Inc.)	Containers/Glass Products	Term Loan	Loan	4.00%	5/3/2018	$1,836,625	1,830,664	1,818,259
Truven Health Analytics Inc. (fka Thomson Reuters (Healthcare) Inc.)	Healthcare & Pharmaceuticals	New Tranche B Term Loan	Loan	4.50%	6/6/2019	$485,084	478,215	480,840
Twin River Management Group, Inc.	Lodging & Casinos	Term Loan B	Loan	5.25%	7/10/2020	$953,692	955,770	951,307

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
U.S. Security Associates Holdings, Inc.	Services: Business	Delayed Draw Loan	Loan	6.25%	7/28/2017	$157,703	156,986	157,242
U.S. Security Associates Holdings, Inc.	Services: Business	Term B Loan	Loan	6.25%	7/28/2017	$926,236	922,371	923,532
Univar Inc.	Chemicals/Plastics	Term B Loan	Loan	4.25%	6/30/2017	$3,000,000	2,985,142	2,975,640
Univision Communications Inc.	Telecommunications	Replacement First-Lien Term Loan	Loan	4.00%	3/1/2020	$2,932,001	2,917,914	2,907,255
Valeant Pharmaceuticals International, Inc.	Drugs	Series D2 Term Loan B	Loan	3.50%	2/13/2019	$2,545,588	2,538,348	2,536,730
Verint Systems Inc.	Services: Business	Term Loan	Loan	3.50%	9/6/2019	$1,014,058	1,010,865	1,011,016
Vertafore, Inc.	Services: Business	Term Loan (2013)	Loan	4.25%	10/3/2019	$2,484,603	2,484,603	2,478,392
Vouvray US Finance	Industrial Equipment	Term Loan	Loan	5.00%	6/28/2021	$495,000	492,880	493,970
Washington Inventory Service	Services: Business	U.S. Term Loan (First Lien)	Loan	5.75%	12/20/2018	$1,778,497	1,793,925	1,742,927
Waste Industries	Environmental	Term Loan B	Loan	4.25%	2/27/2020	$249,375	248,810	249,480
West Corporation	Telecommunications	Term B-10 Loan	Loan	3.25%	6/30/2018	$2,571,560	2,600,887	2,543,916
ZEP Inc.	Chemicals/Plastics	Term Loan B	Loan	5.75%	6/27/2022	$3,000,000	2,985,190	3,030,000

							$314,608,872	$308,377,754

						Principal/ Number of Shares	Cost	Fair Value
Cash and cash equivalents
U.S. Bank Money Market(a)						$1,583,337	$1,583,337	$1,583,337

Total cash and cash equivalents						$1,583,337	$1,583,337	$1,583,337

(a)	Included within cash and cash equivalents in Saratoga CLO’s Statements of Assets and Liabilities as of August 31, 2015.

Saratoga Investment Corp. CLO 2013-1 Ltd.

Schedule of Investments

February 28, 2015

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Education Management II LLC	Leisure Goods/ Activities/Movies	A-1 Preferred Shares	Equity	0.00%		6,692	$669,214	$437,188
Education Management II LLC	Leisure Goods/ Activities/Movies	A-2 Preferred Shares	Equity	0.00%		18,975	1,897,538	180,263
24 Hour Holdings III LLC	Leisure Goods/ Activities/Movies	Term Loan	Loan	4.75%	5/28/2021	$497,500	493,004	492,276
Acosta Holdco Inc.	Media	Term Loan B	Loan	5.00%	9/27/2021	$1,995,000	1,981,328	2,004,416
Aderant North America, Inc.	Services: Business	Term Loan (First Lien)	Loan	5.25%	12/20/2018	$3,260,898	3,260,898	3,240,517
Advantage Sales & Marketing Inc.	Services: Business	Delayed Draw Term Loan	Loan	4.25%	7/25/2021	$1,995,000	1,993,940	1,984,287
AECOM Technology Corporation	Services: Business	Term Loan B	Loan	3.75%	10/15/2021	$319,903	318,380	321,304
Aegis Toxicology Science Corporation	Healthcare & Pharmaceuticals	Term B Loan	Loan	5.50%	2/24/2021	$995,000	995,000	997,488
Akorn, Inc.	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.50%	4/16/2021	$498,750	496,691	500,411
Albertson’s LLC	Retailers (Except Food and Drugs)	Term Loan B-4	Loan	5.50%	8/25/2021	$3,410,000	3,389,632	3,437,723
Alere Inc. (fka IM US Holdings, LLC)	Healthcare & Pharmaceuticals	Incremental B-1 Term Loan	Loan	4.25%	6/30/2017	$1,529,610	1,529,610	1,529,610
American Tire Distributors Inc	Automotive	Term Loan	Loan	5.75%	6/1/2018	$496,487	496,486	497,108
Aramark Corporation	Food Products	LC-2 Facility	Loan	3.74%	7/26/2016	$79,187	79,178	78,395
Aramark Corporation	Food Products	LC-3 Facility	Loan	3.74%	7/26/2016	$43,961	43,961	43,521
Aramark Corporation	Food Products	U.S. Term F Loan	Loan	3.25%	2/24/2021	$3,182,489	3,182,489	3,168,581
ARG IH Corp	Food Services	Term Loan	Loan	4.75%	11/15/2020	$495,000	494,038	495,312
Asurion, LLC (fka Asurion Corporation)	Insurance	Incremental Tranche B-1 Term Loan	Loan	5.00%	5/24/2019	$5,412,086	5,370,590	5,424,642
Auction.Com, LLC	Services: Business	Term Loan A-4	Loan	4.40%	2/28/2017	$914,567	914,567	905,422
Avantor Performance Materials Holdings, Inc.	Chemicals/ Plastics	Term Loan	Loan	5.25%	6/24/2017	$4,319,115	4,309,242	4,297,520
Avast Software	Electronics/ Electric	Term Loan	Loan	4.75%	3/20/2020	$1,925,000	1,923,275	1,937,031
AZ Chem US Inc.	Chemicals/ Plastics	Term Loan	Loan	5.25%	6/12/2021	$467,123	464,958	466,614
Bass Pro Group, LLC	Retailers (Except Food and Drugs)	New Term Loan	Loan	3.75%	11/20/2019	$493,623	493,111	492,236
Bayonne Energy Center	Oil & Gas	Term Loan B	Loan	5.00%	8/19/2021	$969,671	965,093	964,416
Belmond Hotels	Lodging & Casinos	Term Loan	Loan	4.00%	3/19/2021	$496,250	494,055	495,009
Berry Plastics Corporation	Chemicals/ Plastics	Term E Loan	Loan	3.75%	1/6/2021	$1,814,499	1,802,403	1,812,648
Big Heart Pet Brands (fka Del Monte Corporation)	Food/Drug Retailers	Initial Term Loan	Loan	3.50%	3/9/2020	$2,977,500	2,996,769	2,971,307
Biomet, Inc.	Healthcare & Pharmaceuticals	Dollar Term B-2 Loan	Loan	3.65%	7/25/2017	$1,840,718	1,840,718	1,838,601

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
BJ’s Wholesale Club, Inc.	Food/Drug Retailers	New 2013 (November) Replacement Loan (First Lien)	Loan	4.50%	9/26/2019	$1,489,975	1,488,922	1,483,374
Bombardier Recreational Products Inc.	Leisure Goods/ Activities/Movies	Term B Loan	Loan	4.00%	1/30/2019	$754,286	750,287	747,120
Brickman Group Holdings, Inc.	Brokers/Dealers/ Investment Houses	Initial Term Loan (First Lien)	Loan	4.00%	12/18/2020	$1,491,237	1,478,800	1,478,935
Brock Holdings III, Inc.	Industrial Equipment	Term Loan (First Lien)	Loan	6.00%	3/16/2017	$1,938,503	1,952,391	1,904,580
Burlington Coat Factory Warehouse Corporation	Retailers (Except Food and Drugs)	Term B-2 Loan	Loan	4.25%	8/13/2021	$1,945,000	1,935,814	1,942,219
BWAY	Leisure Goods/ Activities/Movies	Term Loan B	Loan	5.50%	8/14/2020	$995,000	985,881	998,423
Caesars Entertainment Corp.	Lodging & Casinos	Term B-7 Loan	Loan	9.75%	1/28/2018	$995,000	989,028	917,141
Camp International Holding Company	Aerospace and Defense	2013 Replacement Term Loan (First Lien)	Loan	4.75%	5/31/2019	$1,960,046	1,965,495	1,969,846
Capital Automotive L.P.	Conglomerate	Tranche B-1 Term Loan Facility	Loan	4.00%	4/10/2019	$2,079,313	2,083,783	2,084,511
Catalent Pharma Solutions, Inc	Drugs	Initial Term B Loan	Loan	4.25%	5/20/2021	$497,500	495,170	498,401
Celanese US Holdings LLC	Chemicals/Plastics	Dollar Term C-2 Commitment	Loan	2.49%	10/31/2018	$2,154,560	2,180,598	2,157,533
Cengage Learning	Publishing	Term Loan	Loan	7.00%	3/31/2020	$2,731,869	2,761,735	2,733,235
Charter Communications Operating, LLC	Cable and Satellite Television	Term F Loan	Loan	3.00%	12/31/2020	$2,655,745	2,646,932	2,646,344
CHS/Community Health Systems, Inc.	Healthcare & Pharmaceuticals	2017 Term E Loan	Loan	3.49%	1/25/2017	$1,097,818	1,074,945	1,097,193
CHS/Community Health Systems, Inc.	Healthcare & Pharmaceuticals	2021 Term D Loan	Loan	4.25%	1/27/2021	$2,926,052	2,844,886	2,935,210
Cinedigm Digital Funding I, LLC	Services: Business	Term Loan	Loan	3.75%	2/28/2018	$562,001	557,872	561,298
CITGO Petroleum	Oil & Gas	Term Loan B	Loan	4.50%	7/29/2021	$997,500	994,095	979,106
ClubCorp Club Operations, Inc.	Lodging & Casinos	Term Loan B	Loan	4.50%	7/24/2020	$500,000	496,250	500,315
CPI International Acquisition, Inc. (f/k/a Catalyst Holdings, Inc.)	Electronics/Electric	Term B Loan	Loan	4.25%	11/17/2017	$3,595,331	3,595,331	3,570,631
Crosby US Acquisition Corp.	Industrial Equipment	Initial Term Loan (First Lien)	Loan	3.75%	11/23/2020	$742,500	741,718	681,244
Crown Castle Operating Company	Telecommunications/ Cellular	Extended Incremental Tranche B-2 Term Loan	Loan	3.00%	1/31/2021	$2,435,594	2,433,546	2,430,723
CT Technologies Intermediate Hldgs, Inc	Healthcare & Pharmaceuticals	Term Loan (First Lien)	Loan	6.00%	12/1/2021	$1,500,000	1,485,423	1,505,625
Culligan International Company	Conglomerate	Dollar Loan (First Lien)	Loan	6.25%	12/19/2017	$779,642	736,275	765,998
Culligan International Company	Conglomerate	Dollar Loan (Second Lien)	Loan	9.50%	6/19/2018	$783,162	739,367	727,033
Cumulus Media Holdings Inc.	Broadcast Radio and Television	Term Loan	Loan	4.25%	12/23/2020	$470,093	466,100	466,863
Custom Sensors	Industrial Equipment	Term Loan	Loan	4.50%	9/30/2021	$498,750	497,651	498,750
DaVita HealthCare Partners Inc. (fka DaVita Inc.)	Healthcare & Pharmaceuticals	Tranche B Term Loan	Loan	3.50%	6/24/2021	$497,500	495,228	498,062

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
DCS Business Services, Inc.	Financial Intermediaries	Term B Loan	Loan	7.25%	3/19/2018	$3,460,027	3,436,485	3,413,835
Dealertrack Technologies, Inc.	Leisure Goods/ Activities/Movies	Term B Loan	Loan	3.25%	2/26/2021	$477,011	475,991	474,230
Dell International LLC	Retailers (Except Food and Drugs)	Term B Loan	Loan	4.50%	4/29/2020	$2,969,962	2,957,576	2,980,684
Delos Finance SARL	Financial Intermediaries	Term Loan	Loan	3.50%	3/6/2021	$500,000	497,835	499,790
Delta 2 (Lux) S.a.r.l.	Lodging & Casinos	Term Loan B-3	Loan	4.75%	7/30/2021	$1,000,000	995,314	995,630
Deluxe Entertainment Service Group, Inc.	Leisure Goods/ Activities/Movies	Term Loan (First Lien)	Loan	6.50%	2/28/2020	$1,882,983	1,884,624	1,835,908
Devix US, Inc.	Chemicals/Plastics	Term Loan	Loan	4.25%	5/2/2021	$250,000	247,710	250,938
Devix US, Inc.	Chemicals/Plastics	Term Loan (Second Lien)	Loan	8.00%	5/2/2022	$497,500	495,324	497,500
Diamond Resorts International	Lodging & Casinos	Term Loan	Loan	5.50%	5/9/2021	$995,000	990,370	999,975
Dollar Tree	Retail	Term Loan B (3950MM)	Loan	4.25%	3/9/2022	$1,000,000	995,000	1,007,500
DPX Holdings B.V.	Healthcare & Pharmaceuticals	Term Loan	Loan	4.25%	3/11/2021	$2,985,000	2,978,605	2,962,075
Drew Marine Group Inc.	Chemicals/Plastics	Term Loan (First Lien)	Loan	4.50%	11/19/2020	$1,489,975	1,495,721	1,473,213
Education Management LLC	Leisure Goods/ Activities/Movies	Term Loan A	Loan	5.50%	7/2/2020	$501,970	482,120	457,295
Education Management LLC	Leisure Goods/ Activities/Movies	Term Loan B	Loan	8.50% (2.00% Cash/ 6.50% PIK)	7/2/2020	$836,617	805,283	672,882
EIG Investors Corp.	Services: Business	Term Loan	Loan	5.00%	11/8/2019	$987,500	983,552	989,969
Emerald Performance Materials, LLC	Chemicals/Plastics	Term Loan (First Lien)	Loan	4.50%	8/1/2021	$498,750	496,403	496,102
Emerald Performance Materials, LLC	Chemicals/Plastics	Term Loan (Second Lien)	Loan	7.75%	8/1/2022	$500,000	497,553	484,845
EnergySolutions, LLC	Oil & Gas	Term Loan B	Loan	6.75%	5/29/2020	$937,857	921,126	942,546
Enviromental Resources Management	Services: Business	Term Loan	Loan	5.00%	5/14/2021	$1,000,000	990,000	985,000
Evergreen Acqco 1 LP	Retailers (Except Food and Drugs)	New Term Loan	Loan	5.00%	7/9/2019	$975,056	972,887	955,555
EWT Holdings III Corp. (fka WTG Holdings III Corp.)	Industrial Equipment	Term Loan (First Lien)	Loan	4.75%	1/15/2021	$1,987,481	1,982,274	1,972,575
Federal-Mogul Corporation	Automotive	Tranche C Term Loan	Loan	4.75%	4/15/2021	$2,985,000	2,971,883	2,975,687
First Data Corporation	Financial Intermediaries	2017 Second New Dollar Term Loan	Loan	3.74%	3/23/2018	$2,790,451	2,729,399	2,785,568
First Data Corporation	Financial Intermediaries	2018 Dollar Term Loan	Loan	4.24%	3/24/2021	$2,111,028	2,021,476	2,115,777
Fitness International, LLC	Leisure Goods/ Activities/Movies	Term Loan B	Loan	5.50%	7/1/2020	$1,492,500	1,482,322	1,421,606
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.)	Nonferrous Metals/ Minerals	Loan	Loan	3.75%	6/28/2019	$1,982,462	1,982,212	1,835,423
Four Seasons Holdings Inc.	Lodging & Casinos	Term Loan (First Lien)	Loan	3.50%	6/27/2020	$493,750	493,750	491,281

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Garda World Security Corporation	Services: Business	Term B Delayed Draw Loan	Loan	4.00%	11/6/2020	$201,157	200,308	199,146
Garda World Security Corporation	Services: Business	Term B Loan	Loan	4.00%	11/6/2020	$786,343	783,060	778,479
Gardner Denver, Inc.	Oil & Gas	Initial Dollar Term Loan	Loan	4.25%	7/30/2020	$2,476,212	2,467,608	2,377,164
Gates Global LLC	Leisure Goods/ Activities/Movies	Term Loan (First Lien)	Loan	4.25%	7/3/2021	$498,750	493,763	494,885
Generac Power Systems, Inc.	Industrial Equipment	Term Loan B	Loan	3.25%	5/29/2020	$802,956	789,932	797,182
General Nutrition Centers, Inc.	Retailers (Except Food and Drugs)	Amended Tranche B Term Loan	Loan	3.25%	3/4/2019	$4,724,136	4,709,712	4,649,353
Global Tel*Link Corporation	Services: Business	Term Loan (First Lien)	Loan	5.00%	5/26/2020	$2,755,515	2,747,025	2,719,914
Goodyear Tire & Rubber Company, The	Chemicals/Plastics	Loan (Second Lien)	Loan	4.75%	4/30/2019	$3,333,333	3,296,753	3,347,933
Grosvenor Capital Management Holdings, LP	Brokers/Dealers/ Investment Houses	Initial Term Loan	Loan	3.75%	1/4/2021	$3,395,892	3,381,240	3,353,443
GTCR Valor Companies, Inc.	Services: Business	Term Loan (First Lien)	Loan	6.00%	6/1/2021	$1,995,000	1,981,582	1,965,075
Harland Clarke Holdings Corp. (fka Clarke American Corp.)	Publishing	Tranche B-4 Term Loan	Loan	6.00%	8/2/2019	$487,500	485,460	488,963
HCA Inc.	Healthcare & Pharmaceuticals	Tranche B-4 Term Loan	Loan	2.99%	5/1/2018	$5,663,006	5,409,534	5,658,872
Hertz Corporation, The	Automotive	Tranche B-1 Term Loan	Loan	4.00%	3/12/2018	$2,940,000	2,975,234	2,927,152
Hoffmaster Group, Inc.	Containers/Glass Products	Term Loan	Loan	5.25%	5/8/2020	$1,990,000	1,972,040	1,999,950
Huntsman International LLC	Chemicals/Plastics	Extended Term B Loan	Loan	2.69%	4/19/2017	$3,880,270	3,866,113	3,872,199
Husky Injection	Services: Business	Term Loan B	Loan	4.25%	6/30/2021	$498,099	495,886	495,818
Ikaria, Inc.	Healthcare & Pharmaceuticals	Initial Term Loan (First Lien)	Loan	5.00%	2/12/2021	$435,702	433,809	434,251
Infor (US), Inc. (fka Lawson Software Inc.)	Services: Business	Tranche B-5 Term Loan	Loan	3.75%	6/3/2020	$2,211,036	2,194,068	2,190,650
Insight Global	Services: Business	Term Loan	Loan	6.00%	10/29/2021	$2,000,000	1,990,539	1,993,760
J. Crew Group, Inc.	Retailers (Except Food and Drugs)	Term B-1 Loan Retired 03/05/2014	Loan	4.00%	3/5/2021	$965,206	965,206	906,493
Jazz Acquisition, Inc	Aerospace and Defense	First Lien 6/14	Loan	4.50%	6/19/2021	$497,576	496,332	492,913
Kinetic Concepts, Inc.	Healthcare & Pharmaceuticals	Dollar Term D- 1 Loan	Loan	4.00%	5/4/2018	$2,477,613	2,453,687	2,477,167
Koosharem, LLC	Services: Business	Term Loan	Loan	7.50%	5/15/2020	$2,995,000	2,968,450	2,961,306
La Quinta Holdings, Inc.	Lodging & Casinos	Term Loan (First Lien)	Loan	4.00%	4/14/2021	$451,283	449,626	450,719
Level 3 Financing, Inc.	Telecommunications	Term Loan B	Loan	4.50%	1/31/2022	$500,000	496,541	502,085
Mauser Holdings, Inc.	Containers/Glass Products	Term Loan	Loan	4.50%	7/31/2021	$498,750	496,409	491,269
Michaels Stores, Inc.	Retailers (Except Food and Drugs)	Term B Loan	Loan	3.75%	1/28/2020	$491,250	491,250	488,258
Michaels Stores, Inc.	Retailers (Except Food and Drugs)	Term Loan B-2	Loan	4.00%	1/28/2020	$1,492,500	1,485,638	1,488,769
Microsemi Corporation	Electronics/Electric	Incremental Term Loan	Loan	3.50%	2/19/2020	$2,393,981	2,389,500	2,381,509

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Microsemi Corporation	Electronics/Electric	Term Loan	Loan	3.75%	2/19/2020	$172,170	172,170	171,309
Midas Intermediate Holdco II, LLC	Automotive	Delayed Draw Term Loan	Loan	4.75%	8/18/2021	$25,253	25,253	25,364
Midas Intermediate Holdco II, LLC	Automotive	Term Loan B	Loan	4.75%	8/18/2021	$224,122	223,063	225,103
Millenium Laboratories, LLC	Drugs	Term Loan	Loan	5.25%	4/16/2021	$1,492,500	1,479,041	1,489,396
Mitel US Holdings, Inc.	Telecommunications	Term Loan	Loan	5.25%	1/31/2020	$196,558	195,710	196,411
MPH Acquisition Holdings LLC	Healthcare & Pharmaceuticals	Term Loan	Loan	3.75%	3/31/2021	$445,455	444,453	442,033
MSC Software Corp.	Services: Business	Term Loan	Loan	5.00%	5/29/2020	$995,000	986,186	996,244
National CineMedia, LLC	Leisure Goods/ Activities/Movies	Term Loan (2013)	Loan	2.95%	11/26/2019	$1,086,207	1,058,933	1,067,198
National Veterinary Associates, Inc	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.75%	8/14/2021	$997,500	992,907	996,253
National Vision, Inc.	Retailers (Except Food and Drugs)	Term Loan (Second Lien)	Loan	6.75%	3/11/2022	$250,000	249,730	240,418
Newsday, LLC	Publishing	Term Loan	Loan	3.69%	10/12/2016	$2,215,385	2,214,305	2,201,538
Nortek, Inc.	Electronics/Electric	Term B Loan	Loan	3.75%	10/30/2020	$995,000	992,803	986,921
Novelis, Inc.	Conglomerate	Initial Term Loan	Loan	3.75%	3/10/2017	$4,807,530	4,817,740	4,799,502
NPC International, Inc.	Food Services	Term Loan (2013)	Loan	4.00%	12/28/2018	$486,250	486,250	480,780
NRG Energy, Inc.	Utilities	Term Loan (2013)	Loan	2.75%	7/2/2018	$3,861,225	3,842,164	3,850,761
NuSil Technology LLC.	Chemicals/Plastics	Term Loan	Loan	5.25%	4/7/2017	$797,986	797,986	791,004
Ollie’s Bargain Outlet, Inc	Retailers (Except Food and Drugs)	Term Loan	Loan	4.75%	9/30/2019	$977,052	972,882	962,396
On Assignment, Inc.	Services: Business	Initial Term B Loan	Loan	3.50%	5/15/2020	$1,311,364	1,303,451	1,301,528
Onex Carestream Finance LP	Healthcare & Pharmaceuticals	Term Loan (First Lien 2013)	Loan	5.00%	6/7/2019	$4,074,401	4,059,378	4,078,842
OnexYork Acquisition Co	Healthcare & Pharmaceuticals	Delayed Draw Term Loan	Loan	4.75%	10/1/2021	$—	—	—
OnexYork Acquisition Co	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.75%	10/1/2021	$498,750	495,208	496,466
OpenLink International LLC	Services: Business	Term B Loan	Loan	6.25%	10/28/2017	$970,000	970,000	957,875
Orbitz Worldwide, Inc.	Services: Business	Term Loan (First Lien)	Loan	4.50%	4/15/2021	$1,494,994	1,492,711	1,494,755
P.F. Chang’s China Bistro, Inc. (Wok Acquisition Corp.)	Food/Drug Retailers	Term Borrowing	Loan	4.25%	6/24/2019	$1,447,901	1,440,712	1,406,274
P2 Upstream Acquisition Co. (P2 Upstream Canada BC ULC)	Services: Business	Term Loan (First Lien)	Loan	5.00%	10/30/2020	$990,000	985,444	947,925
Par Pharmaceutical	Healthcare & Pharmaceuticals	Term Loan B3	Loan	4.25%	9/28/2019	$500,000	497,502	499,065
PetCo Animal Supplies Stores, Inc.	Retailers (Except Food and Drugs)	New Loans	Loan	4.00%	11/24/2017	$1,469,388	1,468,520	1,467,066
PetSmart	Retail	Term Loan B	Loan	5.00%	3/11/2022	$1,000,000	995,000	1,007,050
PGX Holdings, Inc.	Financial Intermediaries	Term Loan	Loan	6.25%	9/29/2020	$993,750	984,482	993,750
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC)	Conglomerate	2013 Term Loan	Loan	4.00%	12/5/2018	$1,940,400	1,918,409	1,935,898
Phillips-Medisize Corporation	Healthcare & Pharmaceuticals	Term Loan	Loan	4.75%	6/16/2021	$497,500	495,245	495,948

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Pinnacle Foods Finance LLC	Food Products	New Term Loan G	Loan	3.00%	4/29/2020	$2,581,332	2,576,466	2,565,560
Planet Fitness Holdings LLC	Leisure Goods/ Activities/Movies	Term Loan	Loan	4.75%	3/31/2021	$1,488,750	1,482,052	1,488,750
Polymer Group, Inc.	Chemicals/ Plastics	Initial Loan	Loan	5.25%	12/19/2019	$495,000	492,860	495,619
Presidio	Services: Business	Term Loan B	Loan	6.25%	2/2/2022	$2,000,000	1,940,655	1,973,760
Prestige Brands, Inc.	Drugs	Term B-1 Loan	Loan	4.13%	1/31/2019	$344,697	341,112	344,697
Prestige Brands, Inc.	Leisure Goods/ Activities/Movies	Term Loan	Loan	4.50%	9/3/2021	$1,861,111	1,858,280	1,860,534
QoL Meds, LLC	Healthcare & Pharmaceuticals	Term Loan B	Loan	5.50%	7/15/2020	$1,995,000	1,985,909	1,990,013
Quintiles Transnational Corp.	Conglomerate	Term B-3 Loan	Loan	3.75%	6/8/2018	$3,627,678	3,600,425	3,628,802
Ranpak Holdings, Inc.	Services: Business	Term Loan	Loan	4.75%	10/1/2021	$997,500	995,145	996,882
Ranpak Holdings, Inc.	Services: Business	Term Loan (Second Lien)	Loan	8.25%	9/30/2022	$500,000	497,672	496,250
Redtop Acquisitions Limited	Electronics/ Electric	Initial Dollar Term Loan (First Lien)	Loan	4.50%	12/3/2020	$495,000	491,974	494,381
Rexnord LLC/RBS Global, Inc.	Industrial Equipment	Term B Loan	Loan	4.00%	8/21/2020	$1,646,799	1,648,172	1,642,172
Reynolds Group Holdings Inc.	Industrial Equipment	Incremental U.S. Term Loan	Loan	4.00%	12/1/2018	$1,960,200	1,960,200	1,965,767
Riverbed Technology	Technology	Term Loan B	Loan	6.00%	2/25/2022	$1,000,000	995,000	1,007,500
Rocket Software, Inc.	Services: Business	Term Loan (First Lien)	Loan	5.75%	2/8/2018	$1,916,674	1,898,764	1,906,285
Rovi Solutions Corporation / Rovi Guides, Inc.	Electronics/ Electric	Tranche B-3 Term Loan	Loan	3.75%	7/2/2021	$1,492,500	1,485,607	1,479,441
RPI Finance Trust	Drugs	Term B-2 Term Loan	Loan	3.25%	5/9/2018	$5,207,431	5,188,396	5,219,147
SBP Holdings LP	Industrial Equipment	Term Loan (First Lien)	Loan	5.00%	3/27/2021	$992,500	988,065	863,475
Scientific Games International, Inc.	Electronics/ Electric	Term Loan B2	Loan	6.00%	10/1/2021	$1,000,000	990,433	998,040
Scitor Corporation	Services: Business	Term Loan	Loan	5.00%	2/15/2017	$463,977	462,387	461,077
Seadrill	Oil & Gas	Term Loan B	Loan	4.00%	2/21/2021	$997,481	917,590	806,294
Sensata Technologies B.V./Sensata Technology Finance Company, LLC	Industrial Equipment	Term Loan	Loan	3.25%	5/13/2019	$1,509,445	1,509,445	1,511,603
Sensus USA Inc. (fka Sensus Metering Systems)	Utilities	Term Loan (First Lien)	Loan	4.50%	5/9/2017	$1,925,067	1,920,548	1,925,067
ServiceMaster Company, The	Conglomerate	Tranche B Term Loan	Loan	4.25%	7/1/2021	$1,995,000	1,976,650	1,994,641
Shearers Foods LLC	Food Services	Term Loan (First Lien)	Loan	4.50%	6/30/2021	$997,500	995,166	996,253
Sonneborn, LLC	Chemicals/ Plastics	Term Loan (First Lien)	Loan	5.50%	12/10/2020	$225,000	224,471	225,000
Sonneborn, LLC	Chemicals/ Plastics	Initial US Term Loan	Loan	5.50%	12/10/2020	$1,275,000	1,272,004	1,275,000

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Sophia, L.P.	Electronics/Electric	Term B Loan	Loan	4.00%	7/19/2018	$886,138	877,732	884,756
SourceHOV LLC	Services: Business	Term Loan B (First Lien)	Loan	7.75%	10/31/2019	$2,000,000	1,942,284	1,915,000
Southwire Company, LLC (f.k.a Southwire Company)	Building and Development	Initial Term Loan	Loan	3.25%	2/10/2021	$496,250	495,181	485,084
SRAM, LLC	Industrial Equipment	Term Loan (First Lien)	Loan	4.00%	4/10/2020	$2,967,681	2,957,888	2,952,842
Steak ’n Shake Operations, Inc.	Food Services	Term Loan	Loan	4.75%	3/19/2021	$992,500	983,723	975,131
STHI Holding	Healthcare & Pharmaceuticals	Term Loan	Loan	4.50%	8/6/2021	$997,500	997,500	994,388
SunGard Data Systems Inc. (Solar Capital Corp.)	Conglomerate	Tranche C Term Loan	Loan	3.90%	2/28/2017	$285,352	283,117	285,084
SunGard Data Systems Inc. (Solar Capital Corp.)	Conglomerate	Tranche E Term Loan	Loan	4.00%	3/9/2020	$3,707,953	3,618,899	3,706,804
SuperMedia Inc. (fka Idearc Inc.)	Publishing	Loan	Loan	11.60%	12/30/2016	$238,660	232,462	203,756
Syniverse Holdings, Inc.	Telecommunications	Initial Term Loan	Loan	4.00%	4/23/2019	$479,913	476,105	473,314
TGI Friday’s	Food Services	Term Loan B	Loan	5.25%	7/15/2020	$267,977	266,768	267,642
TGI Friday’s	Food Services	Term Loan (Second Lien)	Loan	9.25%	7/15/2021	$2,000,000	2,016,250	2,000,000
TPF II Power LLC and TPF II Covert Midco LLC	Utilities	Term Loan B	Loan	5.50%	10/2/2021	$500,000	496,689	504,790
TransDigm, Inc.	Aerospace and Defense	Tranche C Term Loan	Loan	3.75%	2/28/2020	$4,847,054	4,856,484	4,824,661
TransFirst	Financial Intermediaries	Term Loan	Loan	5.50%	11/12/2021	$500,000	495,182	502,815
TransUnion	Financial Intermediaries	Term Loan	Loan	4.00%	4/9/2021	$496,250	495,138	493,977
Tricorbraun, Inc. (fka Kranson Industries, Inc.)	Containers/Glass Products	Term Loan	Loan	4.00%	5/3/2018	$1,850,000	1,843,008	1,822,250
Truven Health Analytics Inc. (fka Thomson Reuters (Healthcare) Inc.)	Healthcare & Pharmaceuticals	New Tranche B Term Loan	Loan	4.50%	6/6/2019	$487,566	479,874	481,471
Twin River Management Group, Inc.	Lodging & Casinos	Term Loan B	Loan	5.25%	7/10/2020	$974,167	976,455	975,998
U.S. Security Associates Holdings, Inc.	Services: Business	Delayed Draw Loan	Loan	6.25%	7/28/2017	$158,518	157,610	156,734
U.S. Security Associates Holdings, Inc.	Services: Business	Term B Loan	Loan	6.25%	7/28/2017	$931,046	926,144	920,572
United Surgical Partners International, Inc.	Healthcare & Pharmaceuticals	New Tranche B Term Loan	Loan	4.75%	4/3/2019	$2,431,749	2,408,580	2,431,749
Univar Inc.	Chemicals/Plastics	Term B Loan	Loan	5.00%	6/30/2017	$3,844,964	3,844,749	3,813,935
Univision Communications Inc.	Telecommunications	Replacement First-Lien Term Loan	Loan	4.00%	3/1/2020	$2,947,446	2,931,982	2,940,549
Valeant Pharmaceuticals International, Inc.	Drugs	Series D2 Term Loan B	Loan	3.50%	2/13/2019	$2,545,588	2,537,415	2,539,683
Verint Systems Inc.	Services: Business	Term Loan	Loan	3.50%	9/6/2019	$1,264,058	1,259,623	1,259,634
Vertafore, Inc.	Services: Business	Term Loan (2013)	Loan	4.25%	10/3/2019	$2,881,003	2,881,003	2,878,294
Vouvray US Finance	Industrial Equipment	Term Loan	Loan	5.00%	6/28/2021	$497,500	495,243	499,366

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Washington Inventory Service	Services: Business	U.S. Term Loan (First Lien)	Loan	5.75%	12/20/2018	$1,832,876	1,851,978	1,796,218
Waste Industries	Environmental	Term Loan B	Loan	4.25%	2/27/2020	$250,000	249,375	250,520
Wendy’s International, Inc	Food Services	Term B Loan	Loan	3.25%	5/15/2019	$673,630	668,099	670,545
West Corporation	Telecommunications	Term B-10 Loan	Loan	3.25%	6/30/2018	$2,571,560	2,605,923	2,562,998

							$297,760,340	$295,239,268

						Principal/ Number of Shares	Cost	Fair Value
Cash and cash equivalents
U.S. Bank Money Market(a)						$5,831,797	$5,831,797	$5,831,797

Total cash and cash equivalents						$5,831,797	$5,831,797	$5,831,797

(a)	Included within cash and cash equivalents in Saratoga CLO’s Statements of Assets and Liabilities as of February 28, 2015.

Note 5. Agreements and-Related Party Transactions

On July 30, 2010, the Company entered into the Management Agreement with our Manager. The initial term of the Management Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. On July 8, 2015, our board of directors approved the renewal of the Management Agreement for an additional one-year term. Pursuant to the Management Agreement, our Manager implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. Our Manager is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investments transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay our Manager a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee of 1.75% is calculated based on the average value of our gross assets (other than cash or cash equivalents, but including assets purchased with borrowed funds) at the end of the two most recently completed fiscal quarters, and appropriately adjusted for any share issuances or repurchases during the applicable fiscal quarter.

The incentive fee consists of the following two parts:

The first, payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, that exceeds a 1.875% quarterly (7.5% annualized) hurdle rate measured as of the end of each fiscal quarter, subject to a “catch-up” provision. Under this provision, in any fiscal quarter, our Manager receives no incentive fee unless our pre-incentive fee net investment income exceeds the hurdle rate of 1.875%. Our Manager will receive 100.0% of pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter (9.376% annualized); and 20.0% of the amount of the our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized).

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Management Agreement) and equals 20.0% of our “incentive fee capital gains,” which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Importantly, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and our Manager will be entitled to 20.0% of incentive fee capital gains that arise after May 31, 2010. In addition, for the purpose of the “incentive fee capital gains” calculations, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date.

For the three months ended August 31, 2015 and August 31, 2014, we incurred $1.2 million and $1.0 million in base management fees, respectively. For the three months ended August 31, 2015 and August 31, 2014, we incurred $0.7 million and $0.6 million in incentive fees related to pre-incentive fee net investment income, respectively. For the three months ended August 31, 2015, we reduced the incentive fees related to capital gains by $0.8 million. For the three months ended August 31, 2014, we incurred $0.2 million in incentive fees related to capital gains. For the six months ended August 31, 2015 and August 31, 2014, we incurred $2.3 million and $2.0 million in base management fees, respectively. For the six months ended August 31, 2015 and August 31, 2014, we incurred $1.4 million and $0.8 million in incentive fees related to pre-incentive fee net investment income, respectively. For the six months ended August 31, 2015 and August 31, 2014, we accrued of $0.3 million and $0.3 million in incentive fees related to capital gains, respectively. The accrual is calculated using both realized and unrealized capital gains for the period. The actual incentive fee related to capital gains will be determined and payable in arrears at the end of the fiscal year and will include only realized capital gains for the period. As of August 31, 2015, the base management fees accrual was $1.2 million and the incentive fees accrual was $4.9 million and is included in base management and incentive fees payable in the accompanying consolidated statements of assets and liabilities. As of February 28, 2015, the base management fees accrual was $1.0 million and the incentive fees accrual was $4.8 million and is included in base management and incentive fees payable in the accompanying consolidated statements of assets and liabilities.

On July 30, 2010, the Company entered into a separate administration agreement (the “Administration Agreement”) with our Manager, pursuant to which our Manager, as our administrator, has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide managerial assistance on our behalf to those portfolio companies to which we are required to provide such assistance. The initial term of the Administration Agreement was two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. The amount of expenses payable or reimbursable thereunder by the Company was capped at $1.0 million for the initial two year term of the administration agreement and subsequent renewals. On July 8, 2015, our board of directors approved the renewal of the Administration Agreement for an additional one-year term and determined to increase the cap on the payment or reimbursement of expenses by the Company thereunder, which had not been increased since the inception of the agreement, to $1.3 million. In addition, our board of directors intends to review the new cap in the next three to six months to determine whether it should be further adjusted in light of differences between our projected and actual expenses and other similar factors.

For the three months ended August 31, 2015 and August 31, 2014, we recognized $0.3 million and $0.3 million in administrator expenses for the periods, respectively, pertaining to bookkeeping, record keeping and other administrative services provided to us in addition to our allocable portion of rent and other overhead related expenses. For the six months ended August 31, 2015 and August 31, 2014, we recognized $0.5 million and $0.5 million in administrator expenses for the periods, respectively, pertaining to bookkeeping, record keeping and other administrative services provided to us in addition to our allocable portion of rent and other overhead related expenses. As of August 31, 2015 and February 28, 2015, $0.4 million and $0.4 million, respectively, of administrator expenses were accrued and included in due to manager in the accompanying consolidated statements of assets and liabilities. For the six months ended August 31, 2015 and August 31, 2014, the Company neither bought nor sold any investments from the Saratoga CLO.

Note 6. Borrowings

Credit Facility

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

On April 11, 2007, we entered into a $100.0 million revolving securitized credit facility (the “Revolving Facility”). On May 1, 2007, we entered into a $25.7 million term securitized credit facility (the “Term Facility” and, together with the Revolving Facility, the “Facilities”), which was fully drawn at closing. In December 2007, we consolidated the Facilities by using a draw under the Revolving Facility to repay the Term Facility. In response to the market wide decline in financial asset prices, which negatively affected the value of our portfolio, we terminated the revolving period of the Revolving Facility effective January 14, 2009 and commenced a two-year amortization period during which all principal proceeds from the collateral was used to repay outstanding borrowings. A significant percentage of our total assets had been pledged under the Revolving Facility to secure our obligations thereunder. Under the Revolving Facility, funds were borrowed from or through certain lenders and interest was payable monthly at the greater of the commercial paper rate and our lender’s prime rate plus 4.00% plus a default rate of 2.00% or, if the commercial paper market was unavailable, the greater of the prevailing LIBOR rates and our lender’s prime rate plus 6.00% plus a default rate of 3.00%.

In March 2009, we amended the Revolving Facility to increase the portion of the portfolio that could be invested in “CCC” rated investments in return for an increased interest rate and expedited amortization. As a result of these transactions, we expected to have additional cushion under our borrowing base under the Revolving Facility that would allow us to better manage our capital in times of declining asset prices and market dislocation.

On July 30, 2009, we exceeded the permissible borrowing limit under the Revolving Facility for 30 consecutive days, resulting in an event of default under the Revolving Facility. As a result of this event of default, our lender had the right to accelerate repayment of the outstanding indebtedness under the Revolving Facility and to foreclose and liquidate the collateral pledged thereunder. Acceleration of the outstanding indebtedness and/or liquidation of the collateral could have had a material adverse effect on our liquidity, financial condition and operations.

On July 30, 2010, we used the net proceeds from (i) the stock purchase transaction and (ii) a portion of the funds available to us under the $45.0 million senior secured revolving credit facility (the “Credit Facility”) with Madison Capital Funding LLC, in each case, to pay the full amount of principal and accrued interest, including default interest, outstanding under the Revolving Facility. As a result, the Revolving Facility was terminated in connection therewith. Substantially all of our total assets, other than those held by SBIC LP, have been pledged under the Credit Facility to secure our obligations thereunder.

On February 24, 2012, we amended our senior secured revolving credit facility with Madison Capital Funding LLC to, among other things:

•	expand the borrowing capacity under the Credit Facility from $40.0 million to $45.0 million;

•	extend the period during which we may make and repay borrowings under the credit facility from July 30, 2013 to February 24, 2015 (the “Revolving Period”). The Revolving Period may upon the occurrence of an event of default, by action of the lenders or automatically. All borrowings and other amounts payable under the credit facility are due and payable five years after the end of the Revolving Period; and

•	remove the condition that we may not acquire additional loan assets without the prior written consent of Madison Capital Funding LLC.

On September 17, 2014, we entered into a second amendment to the Credit Facility with Madison Capital Funding LLC to, among other things:

•	extend the commitment termination date from February 24, 2015 to September 17, 2017;

•	extend the maturity date of the Credit Facility from February 24, 2020 to September 17, 2022 (unless terminated sooner upon certain events);

•	reduce the applicable margin rate on base rate borrowings from 4.50% to 3.75%, and on LIBOR borrowings from 5.50% to 4.75%; and

•	reduce the floor on base rate borrowings from 3.00% to 2.25%; and on LIBOR borrowings from 2.00% to 1.25%.

As of August 31, 2015 and February 28, 2015, there was $2.0 million and $9.6 million outstanding under the Credit Facility, respectively, and the Company was in compliance with all of the limitations and requirements of the Credit Facility. Financing costs of $2.7 million related to the Credit Facility have been capitalized and are being amortized over the term of the facility. For the three months ended August 31, 2015 and August 31, 2014, we recorded $0.2 million and $0.2 million of interest expense, respectively. For the six months ended August 31, 2015 and August 31, 2014, we recorded $0.4 million and $0.4 million of interest expense, respectively. For the three months ended August 31, 2015 and August 31, 2014, we recorded $0.02 million and $0.1 million of amortization of deferred financing costs related to the Credit Facility. For the six months ended August 31, 2015 and August 31, 2014, we recorded $0.04 million and $0.2 million of amortization of deferred financing costs related to the Credit Facility. The interest rates during the three and six months ended August 31, 2015 on the outstanding borrowings under the Credit Facility were 6.00% and 6.00%, respectively. The interest rates during the three and six months ended August 31, 2014 on the outstanding borrowings under the Credit Facility were 7.50% and 7.50%, respectively. During the three and six months ended August 31, 2015, the average dollar amount of outstanding borrowings under the Credit Facility was $6.8 million and $8.2 million, respectively. During the three and six months ended August 31, 2014, the average dollar amount of outstanding borrowings under the Credit Facility was $5.5 million and $4.6 million, respectively.

The Credit Facility contains limitations as to how borrowed funds may be used, such as restrictions on industry concentrations, asset size, weighted average life, currency denomination and collateral interests. The Credit Facility also includes certain requirements relating to portfolio performance, the violation of which could result in the limit of further advances and, in some cases, result in an event of default, allowing the lenders to accelerate repayment of amounts owed thereunder. The Credit Facility has an eight year term, consisting of a three year period (the “Revolving Period”), under which the Company may make and repay borrowings, and a final maturity five years from the end of the Revolving Period. Availability on the Credit Facility will be subject to a borrowing base calculation, based on, among other things, applicable advance rates (which vary from 50.0% to 75.0% of par or fair value depending on the type of loan asset) and the value of certain “eligible” loan assets included as part of the Borrowing Base. Funds may be borrowed at the greater of the prevailing LIBOR rate and 2.00%, plus an applicable margin of 5.50%. At the Company’s option, funds may be borrowed based on an alternative base rate, which in no event will be less than 3.00%, and the applicable margin over such alternative base rate is 4.50%. In addition, the Company will pay the lenders a commitment fee of 0.75% per year on the unused amount of the Credit Facility for the duration of the Revolving Period.

Our borrowing base under the Credit Facility was $34.8 million subject to the Credit Facility cap of $45.0 million at August 31, 2015. For purposes of determining the borrowing base, most assets are assigned the values set forth in our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC. Accordingly, the August 31, 2015 borrowing base relies upon the valuations set forth in the Quarterly Report on Form 10-Q for the period ended May 31, 2015. The valuations presented in this Quarterly Report on Form 10-Q will not be incorporated into the borrowing base until after this Quarterly Report on Form 10-Q is filed with the SEC.

SBA Debentures

SBIC LP is able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid in and is subject to customary regulatory requirements including but not limited to an examination by the SBA. As of August 31, 2015, we have funded SBIC LP with $59.3 million of equity capital, and have $79.0 million of SBA-guaranteed debentures outstanding. SBA debentures are non-recourse to us, have a 10-year maturity, and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. SBA current regulations limit the amount that SBIC LP may borrow to a maximum of $150.0 million, which is up to twice its potential regulatory capital.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, an SBIC must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBIC LP is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that SBIC LP will receive SBA guaranteed debenture funding, which is dependent upon SBIC LP continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to SBIC LP’s assets over our stockholders and debtholders in the event we liquidate SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC LP upon an event of default.

The Company received exemptive relief from the Securities and Exchange Commission to permit it to exclude the debt of SBIC LP guaranteed by the SBA from the definition of senior securities in the 200.0% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200.0% asset coverage test by permitting it to borrow up to $150.0 million more than it would otherwise be able to absent the receipt of this exemptive relief.

As of August 31, 2015 and February 28, 2015, there was $79.0 million and $79.0 million outstanding of SBA debentures, respectively. The carrying amount of the amount outstanding of SBA debentures approximates its fair value. Financing costs of $3.0 million related to the SBA debentures have been capitalized and are being amortized over the term of the commitment and drawdown.

For the three months ended August 31, 2015 and August 31, 2014, we recorded $0.6 million and $0.4 million of interest expense related to the SBA debentures, respectively. For the three months ended August 31, 2015 and August 31, 2014, we recorded $0.1 million and $0.1 million of amortization of deferred financing costs related to the SBA debentures, respectively. The weighted average interest rate during the three months ended August 31, 2015 and August 31, 2014 on the outstanding borrowings of the SBA debentures was 3.25% and 2.80%, respectively.

For the six months ended August 31, 2015 and August 31, 2014, we recorded $1.2 million and $0.8 million of interest expense related to the SBA debentures, respectively. For the six months ended August 31, 2015 and August 31, 2014, we recorded $0.2 million and $0.1 million of amortization of deferred financing costs related to the SBA debentures, respectively. The weighted average interest rate during the six months ended August 31,

2015 and August 31, 2014 on the outstanding borrowings of the SBA debentures was 3.25% and 2.92%, respectively. During the three and six months ended August 31, 2015, the average dollar amount of SBA debentures outstanding was $79.0 million and $79.0 million, respectively. During the three and six months ended August 31, 2014, the average dollar amount of SBA debentures outstanding was $64.0 million and $58.2 million, respectively.

On April 2, 2015, the SBA issued a “green light” or “go forth” letter inviting us to continue our application process to obtain a license to form and operate its second SBIC subsidiary. If approved, a second SBIC license would provide us an incremental source of long-term capital by permitting us to issue $75 million of additional SBA-guaranteed debentures in addition to the $150 million already approved under the first license. Receipt of a green light letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license and we have received no assurance or indication from the SBA that it will receive an SBIC license, or of the timeframe in which it would receive a license, should one be granted.

Notes

On May 10, 2013, the Company issued $42.0 million in aggregate principal amount of 7.50% fixed-rate notes due 2020 (the “Notes”). The Notes will mature on May 31, 2020, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after May 31, 2016. Interest will be payable quarterly beginning August 15, 2013.

On May 17, 2013, the Company closed an additional $6.3 million in aggregate principal amount of the Notes, pursuant to the full exercise of the underwriters’ option to purchase additional Notes. On May 29, 2015, the Company entered into a Debt Distribution Agreement with Ladenburg Thalmann & Co. Inc. through which the Company may offer for sale, from time to time, up to $20.0 million in aggregate principal amount of the Notes through an At-the-Market (“ATM”) offering. From May 29, 2015 through August 31, 2015, the Company sold 357,807 Notes in an aggregate principal amount of $8,945,175 at an average price of $25.36 for aggregate net proceeds of $8,890,953 (net of transaction costs).

As of August 31, 2015, the carrying amount and fair value of the Notes was $57.2 million and $57.5 million, respectively. The fair value of the Notes, which are publicly traded, is based upon closing market quotes as of the measurement date and would be classified as a level 1 liability within the fair value hierarchy. As of August 31, 2015, $2.6 million of financing costs related to the Notes (including underwriting commissions and net of issuance premiums) have been capitalized and are being amortized over the term of the Notes. For the three and six months ended August 31, 2015, we recorded $1.1 million and $2.0 million, respectively, of interest expense and $0.1 million and $0.2 million, respectively, of amortization of deferred financing costs related to the Notes. For the three and six months ended August 31, 2014, we recorded $0.9 million and $1.8 million, respectively, of interest expense and $0.1 million and $0.2 million, respectively, of amortization of deferred financing costs related to the Notes. During the three and six months ended August 31, 2015, the average dollar amount of Notes outstanding was $54.4 million and $51.3 million, respectively. During the three and six months ended August 31, 2014, the average dollar amount of Notes outstanding was $48.3 million and $48.3 million, respectively.

Note 7. Commitments and Contingencies

Contractual obligations

The following table shows our payment obligations for repayment of debt and other contractual obligations at August 31, 2015:

		Payment Due by Period
	Total	Less Than 1 Year	1 -3 Years	3 -5 Years	More Than 5 Years
	($ in thousands)
Long-Term Debt Obligations	$138,245	$—	$—	$57,245	$81,000

Off-balance sheet arrangements

The Company’s off-balance sheet arrangements consisted of $11.6 million and $11.2 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of August 31, 2015 and February 28, 2015, respectively. Such commitments are generally up to the Company’s discretion to approve, or the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company’s Consolidated Statement of Assets and Liabilities and are not reflected in the Company’s Consolidated Statements of Assets and Liabilities.

A summary of the composition of the unfunded commitments as of August 31, 2015 and February 28, 2015 are shown in the table below (dollars in thousands):

	As of
	August 31, 2015	February 28, 2015
Bristol Hospice, LLC	$7,500	$7,500
HMN Holdco, LLC	2,400	2,400
Avionte Holdings, LLC	1,000	1,000
Advanced Air & Heat of Florida, LLC	400	—
Knowland Technology Holdings, L.L.C	300	300

Total	$11,600	$11,200

Note 8. Directors Fees

The independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the Audit Committee receives an annual fee of $5,000 and the chairman of each other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons” of the Company (as such term is defined in the 1940 Act). For the three months ended August 31, 2015 and August 31, 2014, we accrued $0.05 million and $0.05 million for directors’ fees expense, respectively. For the six months ended August 31, 2015 and August 31, 2014, we accrued $0.1 million and $0.1 million for directors’ fees expense, respectively. As of August 31, 2015 and February 28, 2015, $0.03 million and $0.03 million in directors’ fees expense were unpaid and included in accounts payable and accrued expenses in the consolidated statements of assets and liabilities. As of August 31, 2015, we had not issued any common stock to our directors as compensation for their services.

Note 9. Stockholders’ Equity

On May 16, 2006, GSC Group, Inc. capitalized the LLC, by contributing $1,000 in exchange for 67 shares, constituting all of the issued and outstanding shares of the LLC.

On March 20, 2007, the Company issued 95,995.5 and 8,136.2 shares of common stock, priced at $150.00 per share, to GSC Group and certain individual employees of GSC Group, respectively, in exchange for the general partnership interest and a limited partnership interest in GSC Partners CDO III GP, LP, collectively valued at $15.6 million. At this time, the 6.7 shares owned by GSC Group in the LLC were exchanged for 6.7 shares of the Company.

On March 28, 2007, the Company completed its IPO of 725,000 shares of common stock, priced at $150.00 per share, before underwriting discounts and commissions. Total proceeds received from the IPO, net of $7.1 million in underwriter’s discount and commissions, and $1.0 million in offering costs, were $100.7 million.

On November 13, 2009, we declared a dividend of $18.25 per share payable on December 31, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $2.50 per share. Based on shareholder elections, the dividend consisted of $2.1 million in cash and 864,872.5 of newly issued shares of common stock.

On July 30, 2010, our Manager and its affiliates purchased 986,842 shares of common stock at $15.20 per share. Total proceeds received from this sale were $15.0 million.

On August 12, 2010, we effected a one-for-ten reverse stock split of our outstanding common stock. As a result of the reverse stock split, every ten shares of our common stock were converted into one share of our common stock. Any fractional shares received as a result of the reverse stock split were redeemed for cash. The total cash payment in lieu of shares was $230. Immediately after the reverse stock split, we had 2,680,842 shares of our common stock outstanding.

On November 12, 2010, we declared a dividend of $4.40 per share payable on December 29, 2010. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $1.2 million or $0.44 per share. Based on shareholder elections, the dividend consisted of approximately $1.2 million in cash and 596,235 shares of common stock.

On November 15, 2011, we declared a dividend of $3.00 per share payable on December 30, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.0 million or $0.60 per share. Based on shareholder elections, the dividend consisted of approximately $2.0 million in cash and 599,584 shares of common stock.

On November 9, 2012, the Company declared a dividend of $4.25 per share payable on December 31, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $3.3 million or $0.85 per share. Based on shareholder elections, the dividend consisted of approximately $3.3 million in cash and 853,455 shares of common stock.

On October 30, 2013, the Company declared a dividend of $2.65 per share payable on December 27, 2013. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.5 million or $0.53 per share. Based on shareholder elections, the dividend consisted of approximately $2.5 million in cash and 649,500 shares of common stock.

On September 24, 2014, the Company declared a dividend of $0.18 per share payable on November 28, 2014. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to the Company’s DRIP. Based on shareholder elections, the dividend consisted of approximately $0.6 million in cash and 22,283 newly issued shares of common stock.

On September 24, 2014, the Company declared a dividend of $0.22 per share payable on February 27, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.8 million in cash and 26,858 newly issued shares of common stock.

On September 24, 2014, the Company announced the approval of an open market share repurchase plan that allows it to repurchase up to 200,000 shares of its common stock at prices below its NAV as reported in its then most recently published financial statements. As of August 31, 2015, the Company purchased 2,500 shares of common stock for approximately $0.04 million pursuant to this repurchase plan. On October 7, 2015 this open market share repurchase plan was extended for another year, increasing the number of shares the Company is allowed to repurchase at prices below its NAV, as reported in its then most recently published financial statements, to 400,000.

On April 9, 2015, the Company declared a dividend of $0.27 per share payable on May 29, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.9 million in cash and 33,766 newly issued shares of common stock.

On May 14, 2015, the Company declared a special dividend of $1.00 per share payable on June 5, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $3.4 million in cash and 126,230 newly issued shares of common stock.

On July 8, 2015 the Company declared a dividend of $0.33 per share payable on August 31, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.1 million in cash and 47,861 newly issued shares of common stock.

Note 10. Earnings Per Share

In accordance with the provisions of FASB ASC 260, “Earnings per Share” (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following information sets forth the computation of the weighted average basic and diluted net decrease in net assets per share from operations for the three and six months ended August 31, 2015 and August 31, 2014 (dollars in thousands except share and per share amounts):

	For the three months ended		For the six months ended
Basic and diluted	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014
Net increase in net assets from operations	$1,243	$3,157	$8,628	$4,917
Weighted average common shares outstanding	5,583,795	5,379,616	5,492,491	5,379,616
Earnings per common share-basic and diluted	$0.22	$0.59	$1.57	$0.91

Note 11. Dividend

On July 8, 2015 the Company declared a dividend of $0.33 per share payable on August 31, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.1 million in cash and 47,861 newly issued shares of common stock.

On May 14, 2015, the Company declared a special dividend of $1.00 per share payable on June 5, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $3.4 million in cash and 126,230 newly issued shares of common stock.

On April 9, 2015, the Company declared a dividend of $0.27 per share payable on May 29, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.9 million in cash and 33,766 newly issued shares of common stock.

The following tables summarize dividends declared during the six months ended August 31, 2015 (dollars in thousands except per share amounts):

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
July 8, 2015	August 3, 2015	August 31, 2015	$0.33	$1,844
May 14, 2015	May 26, 2015	June 5, 2015	$1.00	$5,429
April 9, 2015	May 4, 2015	May 29, 2015	$0.27	$1,466

Total dividends declared			$1.60	$8,739

*	Amount per share is calculated based on the number of shares outstanding at the date of declaration.

The Company did not declare any dividend payments during the quarter ended August 31, 2014.

Note 12. Financial Highlights

The following is a schedule of financial highlights for the six months ended August 31, 2015 and August 31, 2014:

	For the six months ended
	August 31, 2015	August 31, 2014
Per share data:
Net asset value at beginning of period	$22.70	$21.08
Net investment income (1)	0.99	0.77
Net realized and unrealized gains and losses on investments	0.58	0.14

Net increase in net assets from operations	1.57	0.91
Distributions declared from net investment income	(1.60)	—

Total distributions to stockholders	(1.60)	—
Dilution (4)	(0.25)	0.01
Net asset value at end of period	$22.42	$22.00
Net assets at end of period	$125,258,420	$118,344,981
Shares outstanding at end of period	5,586,254	5,379,616
Per share market value at end of period	$16.32	$16.06
Total return based on market value (2)	13.63%	1.32%
Total return based on net asset value (3)	8.38%	3.00%
Ratio/Supplemental data:
Ratio of net investment income to average net assets	8.75%	7.22%
Ratio of operating expenses to average net assets	6.49%	6.46%
Ratio of incentive management fees to average net assets (6)	1.43%	1.01%
Ratio of credit facility related expenses to average net assets	6.63%	6.25%
Ratio of total expenses to average net assets	14.54%	13.72%
Portfolio turnover rate (5)	13.96%	11.35%

As described in Note 2 to the consolidated financial statements and notes thereto included in our Form 10-K for the year ended February 28, 2015, we identified errors that impacted the six months ended August 31, 2014. The corrections for the errors, which we have concluded are immaterial to all prior period consolidated financial statements, are reflected in the consolidated financial statements included in this prospectus supplement.

(1)	Net investment income per share is calculated using the weighted average shares outstanding during the period.

(2)	Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.
(3)	Total investment return is calculated assuming a purchase of common shares at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)	Represents the dilutive effect of issuing common stock below net asset value per share during the period, pursuant to the Company’s dividend reinvestment plan, in connection with the satisfaction of the Company’s annual RIC distribution requirement. See Note 11, Dividend.
(5)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value.
(6)	Ratios are not annualized.

Note 13. Subsequent Events

On October 7, 2015 the Company declared a dividend of $0.36 per share payable for the fiscal quarter ended August 31, 2015 to all stockholders of record at the close of business on November 2, 2015, with a payment date on November 30, 2015. Shareholders will have the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to the Company’s dividend reinvestment plan.

PROSPECTUS

$50,000,000

Common Stock

Preferred Stock

Subscription Rights

Debt Securities

Warrants

We are a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by private U.S. middle-market companies, both through direct lending and through participation in loan syndicates. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments.

We are externally managed and advised by Saratoga Investment Advisors, LLC, a New York-based investment firm affiliated with Saratoga Partners, a middle market private equity investment firm.

We may offer, from time to time, in one or more offerings or series, up to $50,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as our “securities.” The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

Absent approval by the majority of our common stockholders, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering unless we issue shares in connection with a rights offering to our existing stockholders or under such other circumstances as the SEC may permit. On September 30, 2014, our common stockholders voted to allow us to sell or otherwise issue the Company’s common stock at an offering price per share to investors that is not less than 85% of the Company’s then current net asset value per share for a period ending on the earlier of our next annual meeting of shareholders or September 30, 2015. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Sales of Common Stock Below Net Asset Value.”

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “SAR.” On September 9, 2015, the last reported sales price on the NYSE for our common stock was $16.45 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of May 31, 2015 was $22.75.

Substantially all of the debt investments held in our portfolio hold a non-investment grade rating by one or more rating agencies (which non-investment grade debt is commonly referred to as “high yield” and “junk” debt) or, if not rated, would be rated below investment grade or “junk” if rated. A majority of our debt portfolio consists of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. A substantial amount of our subordinated debt and preferred equity investments pay payment-in-kind interest, which creates negative amortization on a loan, resulting in an increase in the amounts that our portfolio companies will ultimately be required to pay us. In addition, a majority of our debt investments had variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate. As a result, significant increases in such benchmarks in the future may make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities, and will collectively constitute the prospectus for each offering of our securities hereunder. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 535 Madison Avenue, New York, New York 10022, by telephone at (212) 906-7800, or on our website at http://www.saratogainvestmentcorp.com. The information on our website is not incorporated by reference into this prospectus or any accompanying prospectus supplement, and you should not consider that information to be part of either. The SEC also maintains a website at www.sec.gov that contains such information.

As of September 9, 2015, the aggregate market value of our outstanding common stock held by non-affiliates, or the public float, was approximately $59.3 million which was calculated based on 3,605,834 shares of outstanding common stock held by non-affiliates and on a price per share of $16.45, the closing price of our common stock on September 9, 2015. Pursuant to certain SEC rules, in no event will we sell our securities in a public primary offering with a value exceeding more than one-third of our public float in any 12-month period so long as our public float remains below $75.0 million. We have not offered any securities pursuant to the SEC rules noted above during the 12 calendar months prior to and including the date of this prospectus.

Investing in our securities involves a high degree of risk and should be considered speculative. For more information regarding the risks you should consider, including the risk of leverage, please see “Risk Factors” beginning on page 22 of this prospectus. For example, our investment in the subordinated notes of one collateralized loan obligation fund, Saratoga Investment Corp. CLO 2013-1, Ltd., represents a first loss position in a portfolio that is composed predominantly of senior secured first lien term loans. A first loss position means that we will suffer the first economic losses if losses are incurred on loans held by the collateralized loan obligation fund or losses are otherwise incurred by the collateralized loan obligation fund, including its incurrence of operating expenses in excess of its operating income.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is September 11, 2015

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of the date of this prospectus, and under no circumstances should the delivery of this prospectus or the sale of any securities imply that the information in this prospectus is accurate as of any later date or that the affairs of Saratoga Investment Corp., have not changed since the date hereof or thereof. Our business, financial condition, results of operations and prospectus may have changed since then. We will update the information in this prospectus to reflect material changes only as required by law.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that is important to you. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “Saratoga” refer to Saratoga Investment Corp. and its wholly owned subsidiaries, Saratoga Investment Funding LLC and Saratoga Investment Corp. SBIC LP, and does not refer to Saratoga Investment Corp. CLO 2013-1 Ltd. In addition, the terms “Saratoga Investment Advisors” and “investment adviser” refer to Saratoga Investment Advisors, LLC, our external investment adviser.

Overview

We are a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by private U.S. middle-market companies, which we define as companies having annual EBITDA (earnings before interest, taxes, depreciation and amortization) of between $5 million and $50 million, both through direct lending and through participation in loan syndicates. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments. We are externally managed and advised by Saratoga Investment Advisors, LLC, a New York-based investment firm affiliated with Saratoga Partners, a middle market private equity investment firm.

Our portfolio is comprised primarily of investments in leveraged loans (both first and second lien term loans) issued by middle market companies. Term loans are loans that do not allow the borrowers to repay all or a portion of the loans prior to maturity and then re-borrow such repaid amounts under the loan again. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt which are issued by companies with below investment grade or “junk” ratings or, if not rated, would be rated below investment grade or “junk” and, as a result, carry a higher risk of default. Leveraged loans also have the benefit of first or second lien security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. We also purchase mezzanine debt and make equity investments in middle market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company. As of May 31, 2015, 37.53% of our debt portfolio at fair value consisted of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity.

Substantially all of the debt investments held in our portfolio hold a non-investment grade rating by one or more rating agencies (which non-investment grade debt is commonly referred to as “high yield” and “junk” debt) or, if not rated, would be rated below investment grade or “junk” if rated. In addition, 62.47% of our debt investments at May 31, 2015 had variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate. As a result, significant increases in such benchmarks in the future may make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

While our primary focus is to generate current income and capital appreciation from our debt and equity investments in middle market companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, including securities of companies in bankruptcy, foreign debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds.

As of May 31, 2015, we had total assets of $272.8 million and investments in 35 portfolio companies and an additional investment in the subordinated notes of one collateralized loan obligation fund, Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”), which investment had a fair value of $16.9 million as of May 31, 2015. Our overall portfolio composition as of May 31, 2015 consisted of 6.8% of syndicated loans, 59.8% of first lien term loans, 15.4% of second lien term loans, 2.2% of unsecured notes, 6.4% of subordinated notes of Saratoga CLO and 9.4% of common equity. As of May 31, 2015, the weighted average yield on all of our debt investments, including our investment in the subordinated notes of Saratoga CLO, was approximately 12.0%. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders and, among other things, is calculated before the payment of our fees and expenses. As of May 31, 2015, approximately 98% of our first lien debt investments, which comprises 59.8% of our portfolio, were fully collateralized in the sense that the portfolio companies in which we held such investments had an asset coverage equal to or greater than the principal amount of the related debt investment. Even though these loans are fully collateralized as is the case with all of the liens on our debt investments, there can be no assurance that the value of collateral will be sufficient to allow the portfolio company repay our first lien debt investments in the event of its default on our investment.

Saratoga CLO is an exempted company with limited liability incorporated under the laws of the Cayman Islands, which was established to acquire or participate in U.S. dollar-denominated corporate debt obligations. Saratoga CLO has issued various tranches of senior notes, held by numerous investors, and one tranche of subordinated notes, held entirely by us. As we own 100% of the subordinated notes issued by Saratoga CLO, which is junior to all of its other outstanding indebtedness, we are deemed to hold 100% of the equity interests in Saratoga CLO for tax purposes. Our investment in the subordinated notes of Saratoga CLO represents a first loss position in a portfolio that, at May 31, 2015, was composed of $306.6 million in aggregate principal amount of predominantly senior secured first lien term loans. A first loss position means that we will suffer the first economic losses if losses are incurred on loans held by the Saratoga CLO or losses otherwise incurred by Saratoga CLO, including its incurrence of operating expenses in excess of its operating income. As a result, this investment is subject to unique risks. See “Risk Factors—Our investment in Saratoga CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility” for information regarding the general risks related to our investment in Saratoga CLO. Although we believe that we have observed and will observe certain formalities and operating procedures that are generally recognized requirements for maintaining our separate existence and that our assets and liabilities can be readily identified as distinct from those of Saratoga CLO, there can be no assurance that a bankruptcy court, in the exercise of its broad equitable powers, would not order that our assets and liabilities be substantively consolidated with those of Saratoga CLO in connection with a bankruptcy proceeding involving us or Saratoga CLO, including for the purposes of making distributions under a plan of reorganization or liquidation. Substantive consolidation means that our assets are placed in a single bankruptcy estate with those of Saratoga CLO, rather than kept separate, and that the creditors of Saratoga CLO have a claim against that single estate (including our assets), as opposed to retaining their claims against only Saratoga CLO. See “Risk Factors—In the event that a bankruptcy court orders the substantive consolidation of us with Saratoga CLO, the creditors of Saratoga CLO, including the holders of $306.6 million aggregate principal amount of debt, as of May 31, 2015, issued by Saratoga CLO, would have claims against the consolidated bankruptcy estate.”

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). As a BDC, we are required to comply with various regulatory requirements, including limitations on our use of debt. We finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

We have elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

In addition, we have a wholly-owned subsidiary that is licensed as a small business investment company (“SBIC”) and regulated by the Small Business Administration (“SBA”). See “Regulation—Small Business Investment Company Regulations.” The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We received exemptive relief from the Securities and Exchange Commission to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $150 million more than we would otherwise be able to absent the receipt of this exemptive relief.

Saratoga Investment Advisors

Our investment adviser was formed in 2010 as a Delaware limited liability company and became our investment adviser in July 2010. Our investment adviser is led by four principals, Christian L. Oberbeck, Michael J. Grisius, Thomas V. Inglesby, and Charles G. Phillips, with 26, 24, 27 and 17 years of experience in leveraged finance, respectively. Our investment adviser is affiliated with Saratoga Partners, a middle market private equity investment firm. Saratoga Partners was established in 1984 to be the middle market private investment arm of Dillon Read & Co. Inc. and has been independent of Dillon Read since 1998. Saratoga Partners has a 28-year history of private investments in middle market companies and focuses on public and private equity, preferred stock, and senior and mezzanine debt investments.

We utilize the personnel, infrastructure, relationships and experience of Saratoga Investment Advisors to enhance the growth of our business. We currently have no employees and each of our executive officers is also an officer of Saratoga Investment Advisors.

We have entered into an investment advisory and management agreement with Saratoga Investment Advisors. Pursuant to the investment advisory and management agreement, Saratoga Investment Advisors implements our business strategy on a day-to-day basis and performs certain services for us under the direction of our board of directors. Saratoga Investment Advisors is responsible for, among other duties, performing all of our day-to-day investment-related functions, determining investment criteria, sourcing, analyzing and executing investments, asset sales, financings and performing asset management duties.

Saratoga Investment Advisors has formed an investment committee to advise and consult with its senior management team with respect to our investment policies, investment portfolio holdings, financing and leveraging strategies and investment guidelines. We believe that the collective experience of the investment committee members across a variety of fixed income asset classes will benefit us. The investment committee must unanimously approve all investments in excess of $1 million made by us. In addition, all sales of our investments must be approved by three out of four investment committee members. The current members of the investment committee are Messrs. Oberbeck, Grisius, Inglesby, and Phillips.

Investments

Our portfolio is comprised primarily of investments in leveraged loans issued by middle market companies. Investments in middle market companies are generally less liquid than equivalent investments in companies with larger capitalizations. These investments are sourced in both the primary and secondary markets through a network of relationships with commercial and investment banks, commercial finance companies and financial sponsors. The leveraged loans that we purchase are generally used to finance buyouts, acquisitions, growth, recapitalizations and other types of transactions. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt which are issued by companies with below investment grade or “junk” ratings or, if not rated, would be rated below investment grade or “junk” and, as a result, carry a higher risk of default. Leveraged loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. For a discussion risks pertaining to our secured investments, see “Risk Factors—Our investments may be risky, and you could lose all or part of our investment.”

As part of our long-term strategy, we also purchase mezzanine debt and make equity investments in middle market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company. See “Risk Factors—If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies defaults on their indebtedness.”

In general, at least 70% of a BDC’s assets must be comprised of the type of assets that are listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets. Qualifying assets are generally securities of U.S. private operating companies, or listed operating companies with an aggregate market value of outstanding voting and non-voting common equity of less than $250 million. As of May 31, 2015, with the exception of our investment in the subordinated notes of Saratoga CLO and a first lien term loan to one other portfolio company, all of our equity and debt investments constituted qualifying assets under the 1940 Act. While our primary focus is to generate current income and capital appreciation from our debt and equity investments in middle market companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds.

Prospective portfolio company characteristics

Our investment adviser generally selects portfolio companies with one or more of the following characteristics:

•	a history of generating stable earnings and strong free cash flow;

•	well-constructed balance sheets, including an established tangible liquidation value;

•	reasonable debt-to-cash flow multiples;

•	industry leadership with competitive advantages and sustainable market shares in attractive sectors; and

•	capital structures that provide appropriate terms and reasonable covenants.

Investment selection

In managing us, Saratoga Investment Advisors employs the same investment philosophy and portfolio management methodologies used by Saratoga Partners. Through this investment selection process, based on quantitative and qualitative analysis, Saratoga Investment Advisors seeks to identify portfolio companies with superior fundamental risk-reward profiles and strong, defensible business franchises with the goal of minimizing principal losses while maximizing risk-adjusted returns. Saratoga Investment Advisors’ investment process emphasizes the following:

•	bottoms-up, company-specific research and analysis;

•	capital preservation, low volatility and minimization of downside risk; and

•	investing with experienced management teams that hold meaningful equity ownership in their businesses.

Our investment adviser’s investment process generally includes the following steps:

•	Initial screening. A brief analysis identifies the investment opportunity and reviews the merits of the transaction. The initial screening memorandum provides a brief description of the company, its industry, competitive position, capital structure, financials, equity sponsor and deal economics. If the deal is determined to be attractive by the senior members of the deal team, the opportunity is fully analyzed.

•	Comprehensive analysis. A comprehensive analysis includes:

•	Business and Industry analysis—a review of the company’s business position, competitive dynamics within its industry, cost and growth drivers and technological and geographic factors. Business and industry research often includes meetings with industry experts, consultants, other investors, customers and competitors.

•	Company analysis—a review of the company’s historical financial performance, future projections, cash flow characteristics, balance sheet strength, liquidation value, legal, financial and accounting risks, contingent liabilities, market share analysis and growth prospects. The Company considers the ability of each portfolio company to continue to make payments in an atmosphere of rising interest rates as a component of its overall diligence and monitoring process. In this regard, the Company regularly receives projections from its portfolio companies and models future performance for them in connection with its valuation process, taking into account changes in interest rates on the portfolio companies. Notwithstanding the foregoing, there can be no assurances that the portfolio companies will be able to meet their contractual obligations at any or all levels of increases in interest rates.

•	Structural/security analysis—a thorough legal document analysis including but not limited to an assessment of financial and negative covenants, events of default, enforceability of liens and voting rights.

•	Approval of the investment committee. The investment is then presented to the investment committee for approval. The investment committee must unanimously approve all investments in excess of $1 million made by us. In addition, all sales of our investments must be approved by four out of five investment committee members.

Investment structure

In general, our investment adviser intends to select investments with financial covenants and terms that reduce leverage over time, thereby enhancing credit quality. These methods include:

•	maintenance leverage covenants requiring a decreasing ratio of debt to cash flow;

•	maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures; and

•	debt incurrence prohibitions, limiting a company’s ability to re-lever.

In addition, limitations on asset sales and capital expenditures should prevent a company from changing the nature of its business or capitalization without our consent.

Our investment adviser seeks, where appropriate, to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	requiring companies to use a portion of their excess cash flow to repay debt;

•	selecting investments with covenants that incorporate call protection as part of the investment structure; and

•	selecting investments with affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Valuation process

We carry our investments at fair value, as approved in good faith using written policies and procedures adopted by our board of directors. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved in good faith by our board of directors based on input from Saratoga Investment Advisors, our audit committee and, on a selected basis, a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, the markets in which the portfolio company does business, market yield trend analysis, comparison to publicly traded companies, discounted cash flow and other relevant factors.

Our investment in the subordinated notes of Saratoga CLO is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar collateralized loan obligation fund subordinated notes or equity, when available. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for Saratoga CLO’s valuation. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated cash flows. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows from our investment in Saratoga CLO) to perform a discounted cash flows analysis on expected future cash flows from our investment in Saratoga CLO to determine a valuation for the subordinated notes of Saratoga CLO held by us.

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	each investment is initially valued by the responsible investment professionals of Saratoga Investment Advisors and preliminary valuation conclusions are documented and discussed with our senior management; and

•	an independent valuation firm engaged by our board of directors independently values at least one quarter of our investments each quarter so that the valuation of each investment for which market quotes are not readily available is independently valued by an independent valuation firm at least annually.

In addition, all our investments are subject to the following valuation process:

•	the audit committee of our board of directors reviews each preliminary valuation and our investment adviser and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•	our board of directors discusses the valuations and approves the fair value of each investment in good faith based on the input of our investment adviser, independent valuation firm (if applicable) and audit committee.

Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Ongoing relationships with and monitoring of portfolio companies

Saratoga Investment Advisors closely monitors each investment we make and, when appropriate, conducts a regular dialogue with both the management team and other debtholders and seeks specifically tailored financial reporting. In addition, in certain circumstances, senior investment professionals of Saratoga Investment Advisors may take board seats or board observation seats.

Risk Factors

Investing in us involves significant risks. The following is a summary of certain risks that you should carefully consider before investing in us. For a further discussion of these risk factors, please see “Risk Factors” beginning on page 22.

Risks Related to Our Business and Structure

•	The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

•	Saratoga Investment Advisors has a limited history of managing a BDC or a RIC.

•	We may be obligated to pay Saratoga Investment Advisors incentive fees even if we incur a net loss or there is a decline in the value of our portfolio.

•	Under the terms of the investment advisory and management agreement, we may have to pay incentive fees to Saratoga Investment Advisors in connection with the sale of an investment that is sold at a price higher than the fair value of such investment on May 31, 2010, even if we incur a loss on the sale of such investment.

•	The way in which the base management and incentive fees under the investment advisory and management agreement is determined may encourage Saratoga Investment Advisors to take actions that may not be in the best interests of the holders of our securities.

•	The base management fee we pay to Saratoga Investment Advisors may cause it to increase our leverage contrary to our interest.

•	We employ leverage, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in our securities.

•	Saratoga Investment Advisors’ liability is limited under the investment advisory and management agreement and we will indemnify Saratoga Investments Advisors against certain liabilities, which may lead it to act in a riskier manner on our behalf than it would when acting for its own account.

•	Substantially all of our assets are subject to security interests under the Credit Facility, or claims of the SBA with respect to SBA-guaranteed debentures we may issue and if we default on our obligations thereunder, we may suffer adverse consequences, including Madison Capital Funding and/or the SBA foreclosing on our assets.

•	We are exposed to risks associated with changes in interest rates, including potential effects on our cost of capital and net investment income.

•	There are significant potential conflicts of interest which could adversely impact our investment returns.

•	Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

•	We face cyber-security risks.

•	If we are unable to maintain the availability of our electronic data systems and safeguard the security of our data, our ability to conduct business may be compromised, which could impair our liquidity, disrupt our business, damage our reputation and cause losses.

•	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

•	Pending legislation may allow us to incur additional leverage.

•	The agreement governing the Credit Facility contains various covenants that, among other things, limits our discretion in operating our business and provides for certain minimum financial covenants.

•	A failure on our part to maintain our qualification as a BDC would significantly reduce our operating flexibility.

•	We will be subject to corporate-level federal income tax if we fail to continue to qualify as a RIC.

•	Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash in respect of such income.

•	Our ability to enter into transactions with our affiliates is restricted.

•	We operate in a highly competitive market for investment opportunities.

•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.

•	We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

•	Our financial condition and results of operation depend on our ability to manage future investments effectively.

•	We may experience fluctuations in our quarterly results.

•	Substantially all of our portfolio investments are recorded at fair value as approved in good faith by our board of directors; such valuations are inherently uncertain and may be materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

•	If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies default on their indebtedness.

•	If we invest in the securities and other obligations of distressed or bankrupt companies, such investments may be subject to significant risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than expected investment values or income potentials and resale restrictions.

•	Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

•	The lack of liquidity in our investments may adversely affect our business.

•	The debt securities in which we invest are subject to credit risk and prepayment risk.

•	Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

•	Our investment in Saratoga CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility.

•	Available information about privately held companies is limited.

•	When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

•	Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

•	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

•	Investments in equity securities involve a substantial degree of risk.

•	Our investments in foreign debt, including that of emerging market issuers, may involve significant risks in addition to the risks inherent in U.S. investments.

•	We may expose ourselves to risks if we engage in hedging transactions.

•	Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

•	We have no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our lack of experience or otherwise, could have an adverse effect on our operations.

•	Our investments may be risky, and you could lose all or part of your investment.

•	Our independent auditors have not assessed our internal control over financial reporting. If our internal control over financial reporting is not effective, it could have a material adverse effect on our stock price and our ability to raise capital.

Risks Related to Our Common Stock

•	Investing in our common stock may involve an above average degree of risk.

•	We may continue to choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

•	The market price of our common stock may fluctuate significantly.

•	There is a risk that you may not receive distributions or that our distributions may not grow over time.

•	Provisions of our governing documents and the Maryland General Corporation Law could deter future takeover attempts and have an adverse impact on the price of our common stock.

•	Our common stock may trade at a discount to our net asset value per share.

•	Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

•	The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock will cause your economic interest and voting power in us to be diluted as a result of our offering of any such securities.

•	We may be unable to invest a significant portion of the net proceeds from this offering, which could harm our financial condition and operating results.

Recent Developments

On May 29, 2015, we entered into a Debt Distribution Agreement with Ladenburg Thalmann & Co. Inc. through which we may offer for sale, from time to time, up to $20.0 million in aggregate principal amount of the Notes through an At-the-Market (“ATM”) offering. From May 29, 2015 through September 8, 2015, the Company sold 363,650 Notes in an aggregate principal amount of $9,034,676 at an average price of $25.35 for aggregate net proceeds of $9,219,231 (net of transaction costs).

On July 8, 2015, the Company declared a dividend of $0.33 per share payable for the fiscal quarter ended May 31, 2015 to all stockholders of record at the close of business on August 3, 2015. Shareholders will have the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to the Company’s dividend reinvestment plan.

Corporate History and Information

We commenced operations on March 23, 2007 as GSC Investment Corp. and completed an initial public offering (“IPO”) of shares of our common stock on March 28, 2007. From the date we commenced operations until July 30, 2010, we were managed and advised by GSCP (NJ), L.P., an entity affiliated with GSC Group, Inc. In connection with the consummation of a recapitalization transaction on July 30, 2010, we engaged Saratoga Investment Advisors to replace GSCP (NJ), L.P. as our investment adviser and changed our name to Saratoga Investment Corp.

The recapitalization transaction consisted of (i) the private sale of 986,842 shares of our common stock for $15 million in aggregate purchase price to Saratoga Investment Advisors and certain of its affiliates and (ii) the entry into a senior secured revolving credit facility with Madison Capital Funding LLC (“Madison Capital Funding”). We used the net proceeds from the private sale of shares of our common stock and a portion of the funds available to us under the secured revolving credit facility with Madison Capital Funding to pay the full amount of principal and accrued interest, including default interest, outstanding under our revolving securitized credit facility with Deutsche Bank AG, New York Branch. Specifically, in July 2009, we had exceeded permissible borrowing limits under the revolving securitized credit facility with Deutsche Bank, which resulted in an event of default under the revolving securitized credit facility. As a result of the event of default, Deutsche Bank had the right to accelerate repayment of the outstanding indebtedness under the revolving securitized credit facility and to foreclose and liquidate the collateral pledged under the revolving securitized credit facility. The revolving securitized credit facility with Deutsche Bank was terminated in connection with our payment of all amounts outstanding thereunder on July 30, 2010. In January 2011, we registered for public resale by Saratoga Investment Advisors and certain of its affiliates the 986,842 shares of our common stock issued to them in the recapitalization.

On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp SBIC, LP, received an SBIC license from the SBA.

Our corporate offices are located at 535 Madison Avenue, New York, New York 10022. Our telephone number is (212) 906-7800. We maintain a website on the Internet at www.saratogainvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

On August 31, 2012, a complaint was filed in the United States Bankruptcy Court for the Southern District of New York by GSC Acquisition Holdings, LLC against us to recover, among other things, approximately

$2.6 million for the benefit of the estates and the general unsecured creditors of GSC Group, Inc. and its affiliates, including the Company’s former investment adviser, GSCP (NJ), L.P. The complaint alleges that the former investment adviser made a constructively fraudulent transfer of $2.6 million in deferred incentive fees by waiving them in connection with the termination of the Management Agreement with us, and that the termination of the Management Agreement was itself a fraudulent transfer. These transfers, the complaint alleges, were made without receipt of reasonably equivalent value and while the former investment adviser was insolvent. The complaint has not yet been served, and the plaintiff’s motion for authority to prosecute the case on behalf of the estates was taken under advisement by the court on October 1, 2012. We opposed that motion. We believe that the claims in this lawsuit are without merit and, if the plaintiff is authorized to proceed, intend to vigorously defend against this action.

THE OFFERING

We may offer, from time to time, up to $50,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities directly or through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding the offering of our securities:

Use of proceeds	We intend to use substantially all of the net proceeds from the sale of our securities to make investments in middle-market companies in accordance with our investment objective and strategies described in this prospectus, and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. Reducing our borrowings may include the repurchase of certain debt instruments that could provide us with a net gain on extinguishment of debt, and increase certain fees payable to our investment adviser. See “Use of Proceeds.”
Investment Advisory and Management Agreement	Saratoga Investment Advisors serves as our investment adviser. Our investment adviser was formed in 2010 as a Delaware limited liability company and became our investment advisor in July 2010. Subject to the overall supervision of our board of directors, Saratoga Investment Advisors manages our day-to-day operations and provides investment advisory and management services to us. Under the terms of an investment advisory and management agreement, Saratoga Investment Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	determines the securities and other assets that we purchase, retain or sell.

Pursuant to the investment advisory and management agreement with Saratoga Investment Advisors, we pay Saratoga Investment Advisors a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

The base management fee is paid quarterly in arrears, and equals 1.75% per annum of our gross assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and calculated at the end of each fiscal quarter based on the average value of our gross assets (other than cash or cash equivalents but including assets purchased with borrowed funds) as of the end of such fiscal quarter and the end of the immediate prior fiscal quarter. Base management fees for any partial month or quarter are appropriately pro-rated.

The incentive fee has the following two parts:

The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding fiscal quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock or debt security, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, is compared to a “hurdle rate” of 1.875% per quarter (7.5% annualized), subject to a “catch up” provision. The base management fee is calculated prior to giving effect to the payment of any incentive fees.

We pay Saratoga Investment Advisors an incentive fee with respect to our pre-incentive fee net investment income in each fiscal quarter as follows: (A) no incentive fee in any fiscal quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; (B) 100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to

2.344% in any fiscal quarter (9.376% annualized) is payable to Saratoga Investment Advisors; and (C) 20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized). We refer to the amount specified in clause (B) as the “catch-up.” The “catch-up” provision is intended to provide Saratoga Investment Advisors with an incentive fee of 20.0% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 2.344% in any fiscal quarter. Notwithstanding the foregoing, with respect to any period ending on or prior to December 31, 2010, Saratoga Investment Advisors was only entitled to 20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeded 1.875% in any fiscal quarter (7.5% annualized) without any catch-up provision. These calculations are appropriately pro-rated when such calculations are applicable for any period of less than three months. See “Management Agreements”.

Administration Agreement	Pursuant to a separate administration agreement, Saratoga Investment Advisors, who also serves as our administrator, furnishes us with office facilities, equipment and clerical, book-keeping and record keeping services. Under the administration agreement, our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain, preparing reports for our stockholders and reports required to be filed with the SEC. In addition, our administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement equal an amount based upon our allocable portion of our administrator’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs relating to the performance of services under this agreement (including travel expenses). Our allocable portion is based on the proportion that our total assets bears to the total assets administered or managed by our administrator. Under the administration agreement, our administrator also provides managerial assistance, on our behalf, to those portfolio companies who accept our offer of assistance. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The amount payable by us under the administration agreement was capped at $1.0 million for the initial two year term that began on July 10, 2010, and for subsequent annual renewals of the agreement. On July 8, 2015, our board of directors approved the renewal of the administration agreement for an additional one-year term and determined to increase the cap on the payment or reimbursement of expenses by us thereunder to $1.3 million for the additional one-year term. See “Management Agreements”.

Distributions	Our distributions, if any, will be determined by our board of directors and paid out of assets legally available for distribution. Prior to January 2009, we paid quarterly distributions to our stockholders. However, in January 2009, we suspended the practice of paying quarterly distributions to our stockholders and only paid five dividend distributions (December 2013, 2012, 2011, 2010 and 2009) to our stockholders through December 2013, which distributions were made with a combination of cash and the issuance of shares of our common stock. On September 24, 2014, our board of directors adopted a new dividend policy pursuant to which we will begin to again pay a regular quarterly cash distributions to our shareholders. In this regard, most recently our board of directors declared a distribution in the amount of $0.33 per share for the fiscal quarter ended May 31, 2015. The distribution for the fiscal quarter ended May 31, 2015 was paid on August 31, 2015 to all stockholders of record at the close of business on August 3, 2015. As disclosed in the table under “Price Range of Common Stock and Distributions,” beginning on page 47 of this prospectus, our board of directors has continued to declare regular quarterly cash distribution, to our shareholders since adopting our new dividend policy.

Taxation	We elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of- income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan	We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of our common stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash, and will need to pay any such taxes from other sources in light of the fact that their distributions will be reinvested in additional shares of the Company’s common stock. See “Dividend Reinvestment Plan” for a description of the plan and information on how to “opt out” of the plan.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of our securities pursuant to this prospectus. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understanding the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Saratoga Investment Corp.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Saratoga Investment Corp.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid	— %	(1)
Offering expenses borne by us	— %	(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid	— %
Annual estimated expenses (as a percentage of average net assets attributable to common stock):
Management fees	3.4%	(4)
Incentive fees payable under the investment advisory and management agreement	2.1%	(5)
Interest payments on borrowed funds	6.0%	(6)
Other expenses	3.0%	(7)

Total annual expenses	14.5%	(8)

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other expenses.” The participants in the dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(4)	Our base management fee under the investment advisory and management agreement with Saratoga Investment Advisors is based on our gross assets, which is defined as our total assets, including those acquired using borrowings for investment purposes, but excluding cash and cash equivalents. See “Investment Advisory and Management Agreement.” The fact that our base management fee is payable based upon our gross assets, rather than our net assets (i.e., total assets after deduction of any liabilities, including borrowings) means that our base management fee as a percentage of net assets attributable to common stock will increase when we utilize leverage.
(5)	The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies) accrued by us during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory and management agreement) and equals 20% of our “incentive fee capital gains,” which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Under the investment advisory and management agreement, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20% of incentive fee capital gains that arise after May 31, 2010. In addition, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date. We estimate this as zero for purposes of this table as these fees are hard to predict, as they are based on capital gains and losses. See “Investment Advisory and Management Agreement.”

(6)	We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The 6.0% figure in the table includes all expected borrowing costs in connection with the secured revolving credit facility we have with Madison Capital Funding LLC. The costs associated with our outstanding borrowings are indirectly borne by our stockholders. We do not expect to issue any preferred stock during the next twelve months and, therefore, have not included the cost of issuing and servicing preferred stock in the table. In addition, all of the commitment fees, interest expense, amortized financing costs of our Credit Facility, SBA debentures, and the 7.50% Notes due 2020 issued by us in May 2013, and the fees and expenses of issuing and servicing any other borrowings or leverage that we expect to incur during the next twelve months are included in the table and expense example presentation below.
(7)	“Other expenses” are based on estimated amounts for the current fiscal year and include our overhead expenses, including payments under our administration agreement based on our allocable portion of overhead and other expenses incurred by Saratoga Investment Advisors in performing its obligations under the administration agreement. See “Administration Agreement.”
(8)	This figure includes all of the fees and expenses of our wholly-owned subsidiaries, Saratoga Investment Corp SBIC, LP and Saratoga Investment Funding LLC. Furthermore, this table reflects all of the fees and expenses borne by us with respect to our investment in Saratoga CLO.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we would have no additional leverage and our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on portfolio	$143	$429	$715	$1,430

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The example assumes that the 5% annual return is generated entirely through the realization of capital gains on our assets and, as a result, triggers the payment of an incentive fee on such capital gains under our investment advisory and management agreement. The “pre-incentive fee net investment income” under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

While the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by either (i) the greater of (x) the net asset value of our common stock or (y) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price, including any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial and other data reflects the consolidated financial condition and the consolidated statement of operations of Saratoga as of and for the years ended February 28, 2015, February 28, 2014, February 28, 2013, February 29, 2012, and February 28, 2011. The selected financial and other data have been derived from our consolidated financial statements which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report thereon is included in this registration statement. The financial information as of and for the three months ended May 31, 2015 and 2014 was derived from our unaudited financial statements and related notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The data should be read in conjunction with our financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included in this prospectus. The historical data is not necessarily indicative of results to be expected for any future period.

	Three Months Ended May 31, 2015	Three Months Ended May 31, 2014	Year Ended February 28, 2015	Year Ended February 28, 2014(5)	Year Ended February 28, 2013(5)	Year Ended February 29, 2012(5)	Year Ended February 28, 2011(5)
	(dollar amounts in thousands, except share and per share numbers)
Income Statement Data:
Interest and related portfolio income:
Interest	$6,932	$5,603	$24,688	$20,187	$14,450	$11,262	$12,050
Management fee and other income	629	541	2,687	2,706	2,557	2,250	2,123

Total interest and related portfolio income	7,561	6,144	27,375	22,893	17,007	13,512	14,173

Expenses:
Interest and debt financing expenses	1,964	1,788	7,375	6,084	2,540	1,298	2,612
Base management and incentive management fees(1)	2,922	1,347	6,705	4,266	4,710	3,339	3,741
Administrator expenses	250	250	1,000	1,000	1,000	1,000	810
Administrative and other	654	696	2,327	2,669	2,287	2,638	4,882
Expense reimbursement	—	—	—	—	—	—	(2,894)

Total operating expenses after reimbursements	5,790	4,081	17,407	14,019	10,537	8,275	9,151

Net investment income before income taxes	1,771	2,063	9,968	8,874	6,470	5,237	5,022
Income tax expenses, including excise tax	—	—	294	—	—	—	—

Net investment income	$1,771	$2,063	$9,674	$8,874	$6,470	$5,237	$5,022

	Three Months Ended May 31, 2015	Three Months Ended May 31, 2014	Year Ended February 28, 2015	Year Ended February 28, 2014(5)	Year Ended February 28, 2013(5)	Year Ended February 29, 2012(5)	Year Ended February 28, 2011(5)
	(dollar amounts in thousands, except share and per share numbers)
Realized and unrealized gain (loss) on investments and derivatives:
Net realized gain (loss)	$73	$82	$3,276	$1,271	$431	$(12,186)	$(24,684)
Net change in unrealized gain (loss)	5,541	(385)	(1,943)	(1,648)	7,143	19,760	36,393

Total net gain (loss)	5,614	(303)	1,333	(377)	7,574	7,574	11,709

Net increase (decrease) in net assets resulting from operations	$7,385	$1,760	$11,007	$8,497	$14,044	$12,811	$16,731

Per Share:
Earnings (loss) per common share—basic and diluted(2)	$1.36	$0.33	$2.04	$1.73	$3.42	$3.73	$6.86
Net investment income per share—basic and diluted(2)	$0.33	$0.38	$1.80	$1.80	$1.57	$1.52	$2.06
Net realized and unrealized gain (loss) per share—basic and diluted(2)	$1.03	$(0.05)	$0.24	$(0.07)	$1.85	$2.21	$4.80
Dividends declared per common share(3)	$1.27	$—	$0.40	$2.65	$4.25	$3.00	$4.40
Dilutive impact of dividends paid in stock on net asset value per share(4)	$(0.04)	$—	$(0.02)	$(0.71)	$(1.40)	$(1.99)	$(9.01)
Net asset value per share	$22.75	$21.41	$22.70	$21.08	$22.71	$24.94	$26.20
Statement of Assets and Liabilities Data:
Investment assets at fair value	$262,744	$218,714	$240,538	$205,845	$155,080	$95,360	$80,025
Total assets	272,750	235,138	263,560	215,168	172,321	124,291	97,130
Total debt outstanding	139,100	117,000	136,900	98,300	60,300	20,000	4,500
Stockholders’ equity	123,491	115,188	122,599	113,428	107,438	96,689	85,845
Net asset value per common share	$22.75	$21,41	$22.70	$21.08	$22.71	$24.94	$26.20
Common shares outstanding at end of period	5,428,758	5,379,616	5,401,899	5,379,616	4,730,116	3,876,661	3,277,077
Other Data:
Investments funded	$23,175	$21,574	$104,872	$121,074	$71,596	$38,679	$9,014
Principal collections related to investment repayments or sales	$7,323	$8,690	$73,257	$71,607	$21,488	$33,568	$31,975
Number of investments at end of period	66	66	64	60	47	33	37
Weighted average yield of income producing debt investments—Non-control/ non-affiliate	11.14%	11.79%	11.07%	10.62%	11.26%	11.88%	11.1%
Weighted average yield on income producing debt investments—Control	28.84%	22.04%	25.22%	18.55%	27.11%	20.17%	15.8%

(1)	See note 6 in consolidated financial statements contained elsewhere herein.
(2)	For the three months ended May 31, 2015 and May 31, 2014, amounts are calculated using weighted average common shares outstanding of 5,422,491 and 5,379,616, respectively. For the years ended February 28, 2015, February 28, 2014, February 28, 2013, February 29, 2012, February 28, 2011 amounts are calculated using weighted average common shares outstanding of 5,385,049, 4,920,517, 4,110,484, 3,434,345, and 2,437,577, respectively.
(3)	Calculated using the shares outstanding at ex-dividend date.
(4)	Dilutive effect of the issuance of shares of common stock below net asset value per share in connection with the satisfaction of the Company’s annual RIC distribution requirement. See “Price Range of Common Stock and Distributions—Dividend Policy.”
(5)	During the year ended February 28, 2015, the Company identified errors related to the accounting for the capital gains portion of the incentive fee for the years ended February 28, 2014, February 28, 2013, February 29, 2012 and February 28, 2011, as well as the cumulative impact of these errors as of February 28, 2014. The Company assessed the materiality of these errors and concluded they were not material to any prior annual periods, but the cumulative impact of correcting them in the current period would be quantitatively material to the results of operations of the Company for the year ended February 28, 2015, if the entire adjustment was recorded in that period. The corrections for the errors are reflected in the selected financial and other data.

RISK FACTORS

Investing in our securities involves a high degree of risk. Before you invest in our securities, you should be aware of various significant risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set forth below are the principal risks with respect to an investment in our securities generally and with respect to a business development company with investment objectives, investment policies, capital structures or trading markets similar to ours. However, they may not be the only risks we face. If any of the following risks occur, our business, financial condition and results of our operations could be materially adversely affected. In such case, you could lose all or part of your investment.

Risks Related to Our Business and Structure

The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

The broader economic fundamentals of the United States economy remain uncertain. Unemployment levels remain elevated and other economic fundamentals remain depressed. In the event that the United States economic performance contracts, it is likely that the financial results of middle market companies, like those in which we invest, could experience deterioration or limited growth, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic or other conditions, which could also have a negative impact on our future results.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as China, may have a severe impact on the worldwide and United States financial markets. Moreover, there are concerns that the recent economic slowdown in China could have a negative impact on markets throughout the world. We do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Although we have been able to secure access to additional liquidity, the potential for volatility in the debt and in the equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

We may be obligated to pay Saratoga Investment Advisors incentive fees even if we incur a net loss, or there is a decline in the value of our portfolio.

Saratoga Investment Advisors is entitled to incentive fees for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, but net of operating expenses and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income, for incentive compensation purposes, excludes realized and unrealized capital gains or losses that we may incur in the fiscal quarter, even if such capital gains or losses result in a net gain or loss on our statement of operations for that quarter. Thus, we may be required to pay Saratoga Investment Advisors incentive fees for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Under the terms of the Management Agreement, we may have to pay incentive fees to Saratoga Investment Advisors in connection with the sale of an investment that is sold at a price higher than the fair value of such investment on May 31, 2010, even if we incur a loss on the sale of such investment.

Incentive fees on capital gains paid to Saratoga Investment Advisors under the Management Agreement equals 20.0% of our “incentive fee capital gains,” which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Under the Management Agreement, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20.0% of the incentive fee capital gains that arise after May 31, 2010. In addition, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date. See our Form 10-Q for the quarter ended May 31, 2010 that was filed with the SEC on July 15, 2010 for the fair value and other information related to our investments as of such date. As a result, we may be required to pay incentive fees to Saratoga Investment Advisors on the sale of an investment even if we incur a realized loss on such investment, so long as the investment is sold for an amount greater than its fair value as of May 31, 2010.

The way in which the base management and incentive fees under the Management Agreement is determined may encourage Saratoga Investment Advisors to take actions that may not be in our best interests.

The incentive fee payable by us to our investment adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The way in which the incentive fee payable to our investment adviser is determined, which is calculated separately in two components as a percentage of the income (subject to a hurdle rate) and as a percentage of the realized gain on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments or otherwise manipulate our income so as to recognize income in quarters where the hurdle rate is exceeded. Moreover, we pay Saratoga Investment Advisors a base management fee based on our total assets, including any investments made with borrowings, which may create an incentive for it to cause us to incur more leverage than is prudent, or not to repay our outstanding indebtedness when it may be advantageous for us to do so, in order to maximize its compensation. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our securities.

The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment’s term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. Consequently, while we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a “claw back” right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and may thereby reduce such period’s incentive fee payment.

In addition, Saratoga Investment Advisors receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to Saratoga Investment Advisors. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that Saratoga Investment Advisors will receive an income incentive fee than if interest rates on our investments remained constant or decreased. In addition, if we repurchase our outstanding debt securities, including our 7.50% Notes due 2020 (the “Notes”) and such repurchase results in our recording a net gain on the extinguishment of debt for financial reporting and tax purposes, such net gain will be included in our pre-incentive fee net investment income for purposes of determining the income incentive fee payable to our investment adviser under the Management Agreement.

Moreover, our investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Our board of directors will seek to ensure that Saratoga Investment Advisors is acting in our best interests and that any conflict of interest faced by Saratoga Investment Advisors in its capacity as our investment adviser does not negatively impact us.

The base management fee we pay to Saratoga Investment Advisors may cause it to increase our leverage contrary to our interest.

We pay Saratoga Investment Advisors a quarterly base management fee based on the value of our total assets (including any assets acquired with leverage). Accordingly, Saratoga Investment Advisors has an economic incentive to increase our leverage. Our board of directors monitors the conflicts presented by this compensation structure by approving the amount of leverage that we incur. If our leverage is increased, we will be exposed to increased risk of loss, bear the increase cost of issuing and servicing such senior indebtedness, and will be subject to any additional covenant restrictions imposed on us in an indenture or other instrument or by the applicable lender.

We employ leverage, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in us. We borrow from and issue senior debt securities to banks and other lenders that is secured by a lien on our assets. Holders of these senior securities have fixed dollar claims on our assets that are superior to the claims of the holders of our securities, including the holders of our securities. Leverage is generally considered a speculative investment technique. Any increase in our income in excess of interest payable on our outstanding indebtedness would cause our net income to increase more than it would have had we not incurred leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make common stock distributions or scheduled debt payments, including with respect to the Notes. There can be no assurance that our leveraging strategy will be successful.

Our outstanding indebtedness imposes, and additional debt we may incur in the future will likely impose, financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to add new debt facilities or issue additional debt securities or other evidences of indebtedness in lieu of or in addition to existing indebtedness could have a material adverse effect on our business, financial condition or results of operations.

As of May 31, 2015, we had $79.0 million outstanding indebtedness guaranteed by the SBA and $48.3 million of outstanding Notes. This debt requires periodic payments of interest. The weighted average interest rate charged on our borrowings as of May 31, 2015 was 4.94% per annum (exclusive of deferred financing costs). We will need to generate sufficient cash flow to make these required interest payments. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our May 31, 2015 total assets of at least 2.5%.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below:

Assumed Return on Our Portfolio(1)

(net of expenses)

	–10.0%	–5.0%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	–26.4%	–16.2%	–5.9%	4.3%	14.5%

(1)	Assumes $239.2 million in average total assets, $112.3 million in average debt outstanding, $117.0 million in average net assets and an average interest rate of 5.32%. Actual interest payments may be different.

Saratoga Investment Advisors’ liability is limited under the Management Agreement and we will indemnify Saratoga Investments Advisors against certain liabilities, which may lead it to act in a riskier manner on our behalf than it would when acting for its own account.

Saratoga Investment Advisors has not assumed any responsibility to us other than to render the services described in the Management Agreement. Pursuant to the Management Agreement, Saratoga Investment Advisors and its officers and employees are not liable to us for their acts under the Management Agreement absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect Saratoga Investment Advisors and its officers and employees with respect to all damages, liabilities, costs and expenses resulting from acts of Saratoga Investment Advisors not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Management Agreement. These protections may lead Saratoga Investment Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Substantially all of our assets are subject to security interests under our Credit Facility or claims of the SBA with respect to SBA-guaranteed debentures we may issue and if we default on our obligations thereunder, we may suffer adverse consequences, including the foreclosure on our assets.

Substantially all of our assets are pledged as collateral under the Credit Facility or are subject to a superior claim over the holders of our common stock or the Notes by the SBA pursuant to the SBA-guaranteed debentures. If we default on our obligations under the Credit Facility or the SBA-guaranteed debentures, Madison Capital Funding and/or the SBA may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated.

In addition, if Madison Capital Funding exercises its right to sell the assets pledged under the Credit Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the Credit Facility.

We are exposed to risks associated with changes in interest rates including potential effects on our cost of capital and net investment income.

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to ten years. This means that we will be subject to greater risk (other things being equal) than an entity investing solely in shorter-term securities.

Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. A portion of our investments will have fixed interest rates, while a portion of our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

There are significant potential conflicts of interest which could adversely impact our investment returns.

Our executive officers and directors, and the members of our investment adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Christian L. Oberbeck, our chief executive officer and managing member of our investment adviser, is the managing partner of Saratoga Partners, a middle market private equity investment firm. In addition, the principals of our investment adviser may manage other funds which may from time to time have overlapping investment objectives with those of us and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this should occur, the principals of our investment adviser will face conflicts of interest in the allocation of investment opportunities to us and such other funds. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected in the event investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and investment adviser, and the members of our investment adviser.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

We are subject to regulation at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations, or their interpretation, or any failure by us to comply with these laws or regulations may adversely affect our business.

We face cyber-security risks.

Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.

If we are unable to maintain the availability of our electronic data systems and safeguard the security of our data, our ability to conduct business may be compromised, which could impair our liquidity, disrupt our business, damage our reputation and cause losses.

Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. We are subject to cybersecurity risks. Information cyber security risks have significantly increased in recent years and, while we have not experienced any material losses relating to cyber attacks or other information security breaches, we could suffer such losses in the future. Our computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations or the operations of our customers or counterparties, which could result in significant losses or reputational damage. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. We currently do not maintain insurance coverage relating to cybersecurity risks, and we may be required to expend significant additional resources to modify our protective measures or to investigate and remediate vulnerabilities or other exposures, and we may be subject to litigation and financial losses that are not fully insured.

Third parties with which we do business may also be sources of cybersecurity or other technological risks. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as customer, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above.

Regulations governing our operation as a BDC will affect our ability to raise additional capital.

Our business requires a substantial amount of additional capital. We may acquire additional capital from the issuance of senior securities or other indebtedness or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act.

Under the provisions of the 1940 Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a business development company, therefore, we may need to issue equity more frequently than our privately owned competitors, which may lead to greater stockholder dilution. With respect to certain types of senior securities, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of certain of our securities, unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. If the value of our assets declines, we may be unable to satisfy the asset coverage test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous in order to make dividend distributions or repurchase certain of our securities.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. At our 2014 annual meeting of stockholders, our stockholders approved a proposal that authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock at an offering price per share that is not less than 85% of the then current net asset value per share in one or more offerings for a period of one year ending on the earlier of our next annual meeting of shareholders or September 30, 2015. Continued access to this exception will require approval of similar proposals at future stockholder meetings. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

Pending legislation may allow us to incur additional leverage.

As a business development company, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). We have agreed in the covenant in the indenture governing the Notes not to violate this section of the 1940 Act, whether or not we continue to be subject to such provision, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in our securities may increase.

The agreement governing our Credit Facility contains various covenants that, among other things, limits our discretion in operating our business and provides for certain minimum financial covenants.

The agreement governing the Credit Facility contains customary default provisions such as the termination or departure of certain “key persons” of Saratoga Investment Advisors, a material adverse change in our business and the failure to maintain certain minimum loan quality and performance standards. An event of default under the facility would result, among other things, in termination of the availability of further funds under the facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the portfolio companies whose loans we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under the facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.

Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot assure you that we will be able to borrow funds under the facility at any particular time or at all.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see the disclosure under the caption “Regulation—Business Development Company Regulations.”

We will be subject to corporate-level federal income tax if we fail to continue to qualify as a RIC.

We seek to maintain our qualification as a RIC under the Code, which requires us to qualify continuously as a BDC and meet certain source of income, distribution and asset diversification requirements.

The source of income requirement is satisfied if we derive at least 90.0% of our annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in “qualified publicly traded partnerships,” as defined in the Code.

The annual distribution requirement is satisfied if we distribute to our stockholders on an annual basis an amount equal to at least 90.0% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. We are subject to certain asset coverage ratio requirements under the 1940 Act and covenants under our borrowing agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. In such case, if we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level federal income tax.

The diversification requirements will be satisfied if we diversify our holdings so that at the end of each quarter of the taxable year: (i) at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and (ii) no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other regulated investment companies, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain publicly traded partnerships.

Failure to meet these tests may result in our having to (i) dispose of certain investments quickly or (ii) raise additional capital to prevent the loss of our RIC qualification. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we raise additional capital to satisfy the asset diversification requirements, it could take us time to invest such capital. During this period, we will invest the additional capital in temporary investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in leveraged loans and mezzanine debt.

If we fail to qualify as a RIC for any reason, all of our taxable income will be subject to U.S. federal income tax at regular corporate rates. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution to our common stockholders or payment of our outstanding indebtedness including the Notes. Such a failure would have a material adverse effect on us and the holders of our securities.

Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to qualify for the tax benefits available to RICs and to minimize corporate-level federal income tax, we intend to distribute to our stockholders between 90% and 100% of our annual taxable income, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. As a BDC, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred stock, of at least 200%. These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. Also, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value and share price could decline.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash in respect of such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, we may on occasion hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest (“PIK”) or, in certain cases, increasing interest rates or issued with warrants) and we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. In addition, we may be required to accrue for federal income tax purposes amounts attributable to our investment in Saratoga CLO, a collateralized loan obligation fund, that may differ from the distributions paid in respect of our investment in the subordinated notes of such collateralized loan obligation fund because of the factors set forth above or because distributions on the subordinated notes are contractually required to be diverted for reinvestment or to pay down outstanding indebtedness.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level federal income tax.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25.0% of our voting securities, we are prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such person, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, directors or investment adviser or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make in private middle market companies. We compete with other BDCs, public and private funds (including SBICs), commercial and investment banks, commercial financing companies, insurance companies, high-yield investors, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments that could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that meet our investment objective.

We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer.

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than we originally anticipated, which may impact our return on these investments.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Although we seek to maintain a diversified portfolio in accordance with our business strategies, to the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our financial condition and results of operation depend on our ability to manage future investments effectively.

Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on Saratoga Investment Advisors’ ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of Saratoga Investment Advisors’ structuring of the investment process and its ability to provide competent, attentive and efficient service to us. Our executive officers and the officers and employees of Saratoga Investment Advisors have substantial responsibilities in connection with their roles at Saratoga Partners as well as responsibilities under the Management Agreement. They may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Saratoga Investment Advisors may need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the work of Saratoga Investment Advisors. Any failure to manage our future growth effectively could have a material adverse effect on our business and financial condition.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt investments we make, the default rate on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Substantially all of our portfolio investments are recorded at fair value as approved in good faith by our board of directors; such valuations are inherently uncertain and may be materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Substantially all of our portfolio is, and we expect will continue to be, comprised of investments that are not publicly traded. The value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as approved in good faith by our board of directors. Where appropriate, Saratoga Investment Advisors may utilize the services of an independent valuation firm to aid it in determining fair value. The types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, market yield trend analysis, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies default on their indebtedness.

We make unsecured debt investments in portfolio companies. Unsecured debt investments are unsecured and junior to other indebtedness of the portfolio company. As a consequence, the holder of an unsecured debt investment may lack adequate protection in the event the portfolio company becomes distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event the portfolio company defaults on its indebtedness. In addition, unsecured debt investments of middle-market companies are often highly illiquid and in adverse market conditions may experience steep declines in valuation even if they are fully performing.

If we invest in the securities and other obligations of distressed or bankrupt companies, such investments may be subject to significant risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than expected investment values or income potentials and resale restrictions.

We are authorized to invest in the securities and other obligations of distressed or bankrupt companies. At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income may be diminished which may affect our ability to make distributions on our common stock or make interest and principal payments of the Notes.

We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt held by us, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.

Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities if we are in possession of material non-public information relating to the issuer.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken with respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

The lack of liquidity in our investments may adversely affect our business.

We primarily make investments in private companies. A portion of these securities may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or our investment adviser has or could be deemed to have material non-public information regarding such business entity.

The debt securities in which we invest are subject to credit risk and prepayment risk.

An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value.

Certain debt instruments may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher interest debt instruments with lower interest debt instruments. An issuer may also elect to refinance their debt instruments with lower interest debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may receive less than we paid for such security and we may be forced to reinvest in lower yielding securities or debt securities of issuers of lower credit quality.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Our investment in Saratoga CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility.

At February 28, 2015, our investment in the subordinated notes of Saratoga CLO, a collateralized loan obligation fund, had a fair value of $17.0 million and constituted 7.1% of our portfolio. This investment constitutes a first loss position in a portfolio that, as of February 28, 2015, was composed of $296.9 million in aggregate principal amount of primarily senior secured first lien term loans and $5.8 million in uninvested cash. A first loss position means that we will suffer the first economic losses if the value of Saratoga CLO decreases. First loss positions typically carry a higher risk and earn a higher yield. Interest payments generated from this portfolio will be used to pay the administrative expenses of Saratoga CLO and interest on the debt issued by Saratoga CLO before paying a return on the subordinated notes. Principal payments will be similarly applied to pay administrative expenses of Saratoga CLO and for reinvestment or repayment of Saratoga CLO debt before paying a return on, or repayment of, the subordinated notes. In addition, 80.0% of our fixed management fee and 100.0% our incentive management fee for acting as the collateral manager of Saratoga CLO is subordinated to the payment of interest and principal on Saratoga CLO debt. Any losses on the portfolio will accordingly reduce the cash flow available to pay these management fees and provide a return on, or repayment of, our investment. Depending on the amount and timing of such losses, we may experience smaller than expected returns and, potentially, the loss of our entire investment.

As the manager of the portfolio of Saratoga CLO we will have some ability to direct the composition of the portfolio, but our discretion is limited by the terms of the debt issued by Saratoga CLO which may limit our ability to make investments that we feel are in the best interests of the subordinated notes, and the availability of suitable investments. The performance of Saratoga CLO’s portfolio is also subject to many of the same risks sets forth in this prospectus with respect to portfolio investments in leveraged loans.

In the event that a bankruptcy court orders the substantive consolidation of us with Saratoga CLO, the creditors of Saratoga CLO, including the holders of $306.6 million aggregate principal amount of debt, as of May 31, 2015 issued by Saratoga CLO, would have claims against the consolidated bankruptcy estate, which would include our assets.

We believe that we have observed and will observe certain formalities and operating procedures that are generally recognized requirements for maintaining our separate existence and that our assets and liabilities can be readily identified as distinct from those of Saratoga CLO. However, we cannot assure you that a bankruptcy court would agree in the event that we or Saratoga CLO became a debtor in connection with a bankruptcy proceeding. If a bankruptcy court concludes that substantive consolidation of us with Saratoga CLO is warranted, the creditors of Saratoga CLO, including the holders of $306.6 million aggregate principal amount of debt, as of May 31, 2015 issued by Saratoga CLO, would have claims against the consolidated bankruptcy estate. Substantive consolidation means that our assets are placed in a single bankruptcy estate with those of Saratoga CLO, rather than kept separate, and that the creditors of Saratoga CLO have a claim against that single estate (including our assets), as opposed to retaining their claims against only Saratoga CLO.

Available information about privately held companies is limited.

We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of our investment adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

Our portfolio companies usually will have, or may be permitted to incur, other debt, or issue other equity securities that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debtor ranking equally with our investments, we would have to share on an equal basis any distributions with other holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we actually render significant managerial assistance.

Investments in equity securities involve a substantial degree of risk.

We purchase common stock and other equity securities. Although equity securities have historically generated higher average total returns than fixed-income securities over the long-term, equity securities also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including:

•	any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

•	to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment in equity securities; and

•	in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of our portfolio companies. Even if the portfolio companies are successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can sell our equity investments. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell.

There are special risks associated with investing in preferred securities, including:

•	preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes even though we have not received any cash payments in respect of such income;

•	preferred securities are subordinated with respect to corporate income and liquidation payments, and are therefore subject to greater risk than debt;

•	preferred securities may be substantially less liquid than many other securities, such as common securities or U.S. government securities; and

•	preferred security holders generally have no voting rights with respect to the issuing company, subject to limited exceptions.

Our investments in foreign debt, including that of emerging market issuers, may involve significant risks in addition to the risks inherent in U.S. investments.

Although there are limitations on our ability to invest in foreign debt, we may, from time to time, invest in debt of foreign companies, including the debt of emerging market issuers. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Investments in the debt of emerging market issuers may subject us to additional risks such as inflation, wage and price controls, and the imposition of trade barriers. Furthermore, economic conditions in emerging market countries are, to some extent, influenced by economic and securities market conditions in other emerging market countries. Although economic conditions are different in each country, investors’ reaction to developments in one country can have effects on the debt of issuers in other countries.

Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that we will fully hedge against these risks or that such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may expose us to counter-party credit risk. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is generally anticipated at an acceptable price.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current investment objective, operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, financial condition, and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

We have limited experience in managing an SBIC and any failure to comply with SBA regulations, resulting from our lack of experience or otherwise, could have an adverse effect on our operations.

On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP, received a license from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958 and is regulated by the SBA.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBIC requirements may cause our SBIC subsidiary to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, SBA regulations require that an SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of an SBIC. If our SBIC subsidiary fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because our SBIC subsidiary is our wholly-owned subsidiary. We do not have any prior experience managing an SBIC. Our lack of experience in complying with SBA regulations may hinder our ability to take advantage of our SBIC subsidiary’s access to SBA-guaranteed debentures.

Any failure to comply with SBA regulations could have an adverse effect on our operations.

Our investments may be risky, and you could lose all or part of your investment.

Substantially all of our debt investments hold a non-investment grade rating by one or more rating agencies (which non-investment grade debt is commonly referred to as “high yield” and “junk” debt) or, where not rated by any rating agency, would be below investment grade or “junk”, if rated. A below investment grade or “junk” rating means that, in the rating agency’s view, there is an increased risk that the obligor on such debt will be unable to pay interest and repay principal on its debt in full. We also invest in debt that defers or pays PIK interest. To the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could produce taxable income without a corresponding cash payment to us, and since we generally do not receive any cash prior to maturity of the debt, the investment will be of greater risk.

In addition, private middle market companies in which we invest are exposed to a number of significant risks, including:

•	limited financial resources and an inability to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	dependence on the management talents and efforts of a small group of persons; the death, disability, resignation or termination of one or more of which could have a material adverse impact on the company and, in turn, on us;

•	less predictable operating results and, possibly, substantial additional capital requirements to support their operations, finance expansion or maintain their competitive position; and

•	difficulty accessing the capital markets to meet future capital needs.

In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

Our independent auditors have not assessed our internal control over financial reporting. If our internal control over financial reporting is not effective, it could have a material adverse effect on our stock price and our ability to raise capital.

Because we are a “non-accelerated filer” within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, our independent auditors are not required to assess our internal control over financial reporting or to provide a report thereon. Although our management determined that our internal control over financial reporting was effective at May 31, 2015 (the last date that such determination was required to be made by us), there can be no assurance that our independent auditors would agree with our management’s conclusion. Furthermore, if our market capitalization, excluding affiliated stockholders, at August 31 of any fiscal year is greater than $75 million, then we will be required to obtain independent auditor certification on the adequacy of our internal control over financial reporting for that fiscal year. If our internal control over financial reporting is determined in the future to not be effective, whether by our management or by our independent auditors, there could be an adverse reaction in the financial markets due to a loss of confidence in the reliability of our financial statements, which could materially adversely affect our stock price and our ability to raise capital necessary to operate our business. In addition, we may be required to incur costs in improving our internal control system and hiring additional personnel.

Risks Related to Our Common Stock

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

We may choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We have in the past, and may in the future, distribute taxable dividends that are payable to our stockholders in part through the issuance of shares of our stock. For example, on October 30, 2013, our board of directors declared a dividend of $2.65 per share to shareholders payable in cash or shares of our common stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20.0% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend no matter how paid (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies, accounting pronouncements or tax rules, particularly with respect to RICs, BDCs or SBICs;

•	loss of RIC qualification;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of any of Saratoga Investment Advisors’ key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

As a BDC for 1940 Act purposes and a RIC for U.S. federal income tax purposes, we intend to make distributions out of assets legally available for distribution to our stockholders once such distributions are authorized by our board of directors and declared by us. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test that is applicable to us as a BDC, and provisions contained in the agreements governing our borrowings, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.

Provisions of our governing documents and the Maryland General Corporation Law could deter future takeover attempts and have an adverse impact on the price of our common stock.

We are governed by our charter and bylaws, which we refer to as our “governing documents.”

Our governing documents and the Maryland General Corporation Law contain provisions that may have the effect of delaying, deferring or preventing a future transaction or change in control of us that might involve a premium price for our stockholders or otherwise be in their best interest.

Our charter provides for the classification of our board of directors into three classes of directors, serving staggered three-year terms, which may render a change of control of us or removal of our incumbent management more difficult. Furthermore, any and all vacancies on our board of directors will be filled generally only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term until a successor is elected and qualifies.

Our board of directors is authorized to create and issue new series of shares, to classify or reclassify any unissued shares of stock into one or more classes or series, including preferred stock and, without stockholder approval, to amend our charter to increase or decrease the number of shares of stock that we have authority to issue, which could have the effect of diluting a stockholder’s ownership interest. Prior to the issuance of shares of stock of each class or series, including any reclassified series, our board of directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock.

Our governing documents also provide that our board of directors has the exclusive power to adopt, alter or repeal any provision of our bylaws, and to make new bylaws. The Maryland General Corporation Law also contains certain provisions that may limit the ability of a third party to acquire control of us, such as:

•	The Maryland Business Combination Act, which, subject to certain limitations, prohibits certain business combinations between us and an “interested stockholder” (defined generally as any person who beneficially owns 10% or more of the voting power of the common stock or an affiliate thereof) for five years after the most recent date on which the stockholder becomes an interested stockholder and, thereafter, imposes special minimum price provisions and special stockholder voting requirements on these combinations; and

•	The Maryland Control Share Acquisition Act, which provides that “control shares” of a Maryland corporation (defined as shares of common stock which, when aggregated with other shares of common stock controlled by the stockholder, entitles the stockholder to exercise one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) have no voting rights except to the extent approved by stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares of common stock.

In addition, the provisions of the Maryland Business Combination Act will not apply, however, if our board of directors adopts a resolution that any business combination between us and any other person will be exempt from the provisions of the Maryland Business Combination Act. Although our board of directors has adopted such a resolution, there can be no assurance that this resolution will not be altered or repealed in whole or in part at any time. If the resolution is altered or repealed, the provisions of the Maryland Business Combination Act may discourage others from trying to acquire control of us.

As permitted by Maryland law, our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. Although our bylaws include such a provision, such a provision may also be amended or eliminated by our board of directors at any time in the future, subject to obtaining confirmation from the SEC that it does not object to us being subject to the Maryland Control Share Acquisition Act.

Our common stock may trade at a discount to our net asset value per share.

Common stock of BDCs, as closed-end investment companies, frequently trade at a discount to net asset value. Our common stock has traded at a discount to our net asset value since shortly after our initial public offering. The risk that our common stock may continue to trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below net asset value provided that our board of directors makes certain determinations. At our 2014 annual meeting of stockholders, our stockholders approved a proposal that authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock at an offering price per share that is not less than 85% of the then current net asset value per share in one or more offerings for a period of one year ending on the earlier of our next annual meeting of shareholders or September 30, 2015. Continued access to this exception will require approval of similar proposals at future stockholder meetings.

If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock, will cause your economic interest and voting power in us to be diluted as a result of our offering of any such securities.

Stockholders who do not fully exercise rights, warrants or convertible debt issued to them in any offering of subscription rights, warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional economic interest and have diminished voting power in us than would otherwise be the case if they fully exercised their rights, warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership or voting power because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price, warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering. The risk of dilution is greater if there are multiple rights offerings. However, our board of directors will make a good faith determination that any offering of subscription rights, warrants or convertible debt would result in a net benefit to existing stockholders.

Finally, our common stockholders will bear all costs and expenses incurred by us in connection with any proposed offering of subscription rights, warrants or convertible debt that are exchangeable for our common stock, whether or not such offering is actually completed by us.

We may be unable to invest a significant portion of the net proceeds from this offering, which could harm our financial condition and operating results.

Delays in investing the net proceeds raised in this offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results. We anticipate that, depending on market conditions and the amount of the capital, it may take us a substantial period of time to invest substantially all of the net proceeds from this offering in investments meeting our investment objective. During this period, we will invest the capital primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective.

USE OF PROCEEDS

We intend to use substantially all of the net proceeds from the sale of our securities to make investments in middle-market companies in accordance with our investment objective and strategies described in this prospectus, and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Reducing our borrowings may include the repurchase of certain debt instruments that could provide us with a net gain on extinguishment of debt, and increase certain fees payable to our investment adviser.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within six to twelve months. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See “Regulation—Business Development Company Regulations—Temporary Investments.” Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See “Risk Factors—Risks Relating to Our Business and Structure—We may be unable to invest a significant portion of the net proceeds from an offering of our securities on acceptable terms within an attractive timeframe” for additional information regarding this matter. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

RATIO OF EARNINGS TO FIXED CHARGES

For three months ended May 31, 2015, and the fiscal years ended February 28, 2015, 2014 and 2013, February 29, 2012 and February 28, 2011 and 2010, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	Three months ended May 31, 2015	Year ended February 28, 2015	Year ended February 28, 2014	Year ended February 28, 2013	Year ended February 29, 2012	Year ended February 28, 2011	Year ended February 28, 2010
Earnings to Fixed Charges	4.76	2.53	2.40	6.53	10.87	7.41	(1.55)

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax provision (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees and amortization of deferred financing fees.

NOTE ABOUT FORWARD-LOOKING STATEMENTS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed in the section entitled “Risk Factors.”

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.

The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax treatment, including our ability to operate as a business development company, a regulated investment company and a small business investment company;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies; and

•	the ability of our investment adviser to locate suitable investments for us and to monitor and effectively administer our investments.

You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)B of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol “SAR”. Prior to July 30, 2010, our common stock traded on the NYSE under the symbol “GNV.” The following table lists the high and low closing sales prices for the Company’s common stock and such closing sales prices’ percentage of premium or discount to NAV for the last four completed fiscal years and the current fiscal year to date. On September 9, 2015, the last reported closing sale price of our common stock was $16.45 per share which represents a discount of approximately (25.8)% to the NAV reported as of May 31, 2015.

		Price Range
	NAV(1)	High	Low	Percentage of High Sales Price as a Premium (Discount) to NAV(2)	Percentage of Low Sales Price as a Premium (Discount) to NAV(2)
Fiscal Year ended February 28, 2016
First Quarter	$22.75	$19.95	$15.28	(12.3)%	(32.8)%
Second Quarter	*	$17.68	$16.83	*	*
Third Quarter (through September 9, 2015)	*	$16.60	$16.45	*	*
Fiscal Year ended February 28, 2015
First Quarter	$21.41	$15.91	$15.05	(25.7)%	(29.7)%
Second Quarter	$22.00	$16.26	$15.15	(26.1)%	(31.1)%
Third Quarter	$22.45	$16.32	$15.00	(27.3)%	(33.2)%
Fourth Quarter	$22.70	$15.84	$14.44	(30.2)%	(36.4)%
Year ending February 28, 2014
First Quarter	$23.48	$19.08	$16.35	(18.7)%	(30.4)%
Second Quarter	$23.55	$18.70	$17.40	(20.6)%	(26.1)%
Third Quarter	$20.39	$19.55	$15.40	(4.1)%	(24.5)%
Fourth Quarter	$21.08	$16.56	$15.25	(21.4)%	(27.7)%
Year ending February 28, 2013
First Quarter	$25.74	$18.29	$15.15	(28.9)%	(41.1)%
Second Quarter	$26.96	$17.20	$16.50	(36.2)%	(38.8)%
Third Quarter	$21.52	$19.97	$15.17	(7.2)%	(29.5)%
Fourth Quarter	$22.71	$18.50	$15.07	(18.5)%	(33.6)%
Year ending February 28, 2012
First Quarter	$27.89	$18.26	$16.69	(34.5)%	(40.2)%
Second Quarter	$27.33	$17.26	$13.58	(36.8)%	(50.3)%
Third Quarter	$24.17	$13.82	$12.35	(42.8)%	(48.9)%
Fourth Quarter	$24.94	$16.15	$12.07	(35.2)%	(51.6)%

*	Net asset value has not yet been calculated for this period.
(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price less net asset value, divided by net asset value.

Holders

The last reported price for our common stock on September 9, 2015 was $16.45 per share. As of September 9, 2015, there were 20 holders of record of our common stock.

Dividend Policy

The following table summarizes our dividends or distributions declared during fiscal 2009, 2010, 2011, 2012, 2013, 2014 and 2015:

Date Declared	Record Date	Payment Date	Amount per Share
May 22, 2008	May 30, 2008	June 13, 2008	$3.90
August 19, 2008	August 29, 2008	September 15, 2008	$3.90
December 8, 2008	December 18, 2008	December 29, 2008	$2.50

Total Dividends Declared for Fiscal 2009			$10.30

November 13, 2009	November 25, 2009	December 31, 2009	$18.25	(1)

Total Dividends Declared for Fiscal 2010			$18.25

November 12, 2010	November 19, 2010	December 29, 2010	$4.40	(1)

Total Dividends Declared for Fiscal 2011			$4.40

November 15, 2011	November 25, 2011	December 30, 2011	$3.00	(1)

Total Dividends Declared for Fiscal 2012			$3.00

November 9, 2012	November 20, 2012	December 31, 2012	$4.25	(1)

Total Dividends Declared for Fiscal 2013			$4.25

October 30, 2013	November 13, 2013	December 27, 2013	$2.65	(1)

Total Dividends Declared for Fiscal 2014			$2.65

September 24, 2014	November 3, 2014	November 28, 2014	$0.18	(1)
September 24, 2014	February 2, 2015	February 27, 2015	$0.22	(1)

Total Dividends Declared for Fiscal 2015			$0.40

Total Dividends Declared for Fiscal 2016 (through September 9, 2015)
April 9, 2015	May 4, 2015	May 29, 2015	$0.27	(1)
May 14, 2015	May 26, 2015	June 5, 2015	$1.00	(1)
July 8, 2015	August 3, 2015	August 31, 2015	$0.33

			$1.60

(1)	This dividend was paid by combination of shares of common stock and cash. Please see the discussion immediately following this table for more detail about the composition of this dividend.

Our distributions, if any, will be determined by our board of directors and paid out of assets legally available for distribution. Any such distributions will be taxable to our stockholders, including to those stockholders who receive additional shares of our common stock pursuant to our dividend reinvestment plan. The reinvested dividends under our dividend reinvestment plan increase our gross assets, which will result in higher management fees, and potentially income incentive fees and capital gains incentive fees payable to Saratoga Investment Advisors. Prior to January 2009, we paid quarterly dividends to our stockholders. However, in January 2009, we suspended the practice of paying quarterly dividends to our stockholders and made five dividend distributions (in December 2013, 2012, 2011, 2010 and 2009) to our stockholders in the form of a combination of cash and the issuance of shares of our common stock as discussed more fully below. On September 24, 2014, our board of directors adopted a new dividend policy pursuant to which we will begin to again pay a regular quarterly cash dividend to our shareholders. In this regard, as noted in the table above, our board of directors has declared a regular quarterly cash dividends to our shareholders since adopting our new dividend policy.

We are prohibited from making distributions that cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act, subject to certain exceptions, or that violate our debt covenants.

Prior to the adoption of our new dividend policy described above, our board of directors believed that using our capital resources to build and diversify our portfolio served our stockholders’ interests best by better positioning us to generate current income and capital appreciation on an increasing scale. Therefore, our board of directors determined to pay a 20.0% cash and 80.0% stock dividend with respect to a significant portion of our taxable income for our 2014, 2013, 2012, 2011 and 2010 fiscal years in accordance with an IRS revenue procedure or certain IRS private letter rulings. For more detailed information about these dividends, please see the discussion below.

In order to maintain our qualification as a RIC, we must for each fiscal year distribute an amount equal to at least 90.0% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. In addition, we will be subject to federal excise taxes to the extent we do not distribute during the calendar year at least (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. For the 2013 calendar year, the Company made distributions sufficient such that we did not incur any federal excise taxes. We may elect to withhold from distribution a portion of our ordinary income for the 2014 calendar year and/or portion of the capital gains in excess of capital losses realized during the one year period ending October 31, 2014, if any, and, if we do so, we would expect to incur federal excise taxes as a result.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.

Pursuant to a revenue procedure (Revenue Procedure 2010-12), or the Revenue Procedure, issued by the Internal Revenue Service, or IRS, the IRS indicated that it would treat distributions from certain publicly traded RICs (including BDCs) that were paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for federal income tax purposes. In order to qualify for such treatment, the Revenue Procedure required that at least 10.0% of the total distribution be payable in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If too many stockholders elected to receive cash, each stockholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no stockholder electing to receive cash may receive less than 10.0% of such stockholder’s distribution in cash). This Revenue Procedure applied to distributions declared on or before December 31, 2012 with respect to taxable years ending on or before December 31, 2011.

Although this Revenue Procedure is no longer available and did not apply to our distributions for our fiscal year ended February 28, 2014, the revenue procedure was based upon certain applicable provisions of the Code and the Treasury regulations pursuant to which distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. Consistent with these provisions, the IRS has issued private letter rulings concluding that a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution.

On October 30, 2013, our board of directors declared a dividend of $2.65 per share payable on December 27, 2013, to common stockholders of record on November 13, 2013. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.5 million or $0.53 per share.

Based on shareholder elections, the dividend consisted of approximately $2.5 million in cash and 649,500 shares of common stock, or 13.7% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.439 per share, which equaled the volume weighted average trading price per share of the common stock on December 11, 13, and 16, 2013.

On November 9, 2012, our board of directors declared a dividend of $4.25 per share payable on December 31, 2012, to common stockholders of record on November 20, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $3.3 million or $0.85 per share.

Based on shareholder elections, the dividend consisted of $3.3 million in cash and 853,455 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.444 per share, which equaled the volume weighted average trading price per share of the common stock on December 14, 17 and 19, 2012.

On November 15, 2011, our board of directors declared a dividend of $3.00 per share payable on December 30, 2011, to common stockholders of record on November 25, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.0 million or $0.60 per share.

Based on shareholder elections, the dividend consisted of $2.0 million in cash and 599,584 shares of common stock, or 18.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.12 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2011.

On November 12, 2010, we declared a dividend of $4.40 per share which was paid on December 29, 2010. Stockholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $1.2 million or $0.44 per share.

Based on shareholder elections, the dividend consisted of $1.2 million in cash and 596,235 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 10.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $17.8049 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2010.

On November 13, 2009, we declared a dividend of $18.25 per share payable on December 31, 2009. Stockholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all stockholders was limited to $2.1 million or $0.25 per share.

Based on stockholder elections, the dividend consisted of $2.1 million in cash and 8,648,725 shares of common stock, or 104.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 13.7% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $1.5099 per share, which equaled the volume weighted average trading price per share of the common stock on December 24 and 28, 2009.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “Plan”) that provides that, unless you elect to receive your dividends or other distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company LLC, in additional shares of our common stock. If you elect to receive your dividends or other distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator. The reinvestment of our distributions does not relieve stockholders of any tax that may be payable on such distributions. For U.S. federal income tax purposes, stockholders will be treated as receiving the amount of the distributions made by us, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by us, the fair market value of the shares issued to the stockholder.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. When the share price of our common stock is trading above net asset value, we intend to primarily use newly issued shares to implement the plan. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan even if the share price of our common stock is trading below net asset value. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1) If we use newly issued shares under the Plan, we will issue the new shares at a price equal to 95% of the average of the market prices of our common stock at the close of trading on the ten trading days immediately preceding and ending on the date fixed by our board of directors for the payment of the dividend.

(2) If we use shares purchased in the open market under the Plan, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Shares purchased in the open market will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares purchased with respect to the dividend.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon the reinvestment of such dividends and distributions. See “Material United States Federal Income Tax Considerations”.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisory for more information.

Neither us nor the Plan Administrator nor its nominee or nominees shall be liable for any act done in good faith, or for any good faith omission to act, including without limitation, any claims of liability arising out of failure to terminate a participant’s account upon the participant’s death prior to receipt of notice in writing of such death, and with respect to the price at which shares are purchased or sold for the participant’s account.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the board of directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, New York 10038.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF

OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Note about Forward-Looking Statements” appearing elsewhere in this prospectus.

Overview

We are a Maryland corporation that has elected to be treated as a BDC under the Investment Company Act of 1940 (the “1940 Act”). Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments. We invest primarily in leveraged loans and mezzanine debt issued by private U.S. middle market companies, which we define as companies having EBITDA of between $5 million and $50 million, both through direct lending and through participation in loan syndicates. We may also invest up to 30.0% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, which may include securities of companies in bankruptcy, foreign debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds. We have elected and qualified to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Corporate History and Recent Developments

We commenced operations, at the time known as GSC Investment Corp., on March 23, 2007 and completed an initial public offering of shares of common stock on March 28, 2007. Prior to July 30, 2010, we were externally managed and advised by GSCP (NJ), L.P., an entity affiliated with GSC Group, Inc. In connection with the consummation of a recapitalization transaction on July 30, 2010, as described below we engaged Saratoga Investment Advisors (“SIA”) to replace GSCP (NJ), L.P. as our investment adviser and changed our name to Saratoga Investment Corp.

As a result of the event of default under a revolving securitized credit facility with Deutsche Bank we previously had in place, in December 2008 we engaged the investment banking firm of Stifel, Nicolaus & Company to evaluate strategic transaction opportunities and consider alternatives for us. On April 14, 2010, GSC Investment Corp. entered into a stock purchase agreement with Saratoga Investment Advisors and certain of its affiliates and an assignment, assumption and novation agreement with Saratoga Investment Advisors, pursuant to which GSC Investment Corp. assumed certain rights and obligations of Saratoga Investment Advisors under a debt commitment letter Saratoga Investment Advisors received from Madison Capital Funding LLC, which indicated Madison Capital Funding’s willingness to provide GSC Investment Corp. with a $40.0 million senior secured revolving credit facility, subject to the satisfaction of certain terms and conditions. In addition, GSC Investment Corp. and GSCP (NJ), L.P. entered into a termination and release agreement, to be effective as of the closing of the transaction contemplated by the stock purchase agreement, pursuant to which GSCP (NJ), L.P., among other things, agreed to waive any and all accrued and unpaid deferred incentive management fees up to and as of the closing of the transaction contemplated by the stock purchase agreement but continued to be entitled to receive the base management fees earned through the date of the closing of the transaction contemplated by the stock purchase agreement.

On July 30, 2010, the transactions contemplated by the stock purchase agreement with Saratoga Investment Advisors and certain of its affiliates were completed, the private sale of 986,842 shares of our common stock for $15.0 million in aggregate purchase price to Saratoga Investment Advisors and certain of its affiliates closed, the Company entered into the Credit Facility, and the Company began doing business as Saratoga Investment Corp.

We used the net proceeds from the private sale transaction and a portion of the funds available to us under the Credit Facility to pay the full amount of principal and accrued interest, including default interest, outstanding under our revolving securitized credit facility with Deutsche Bank. The revolving securitized credit facility with Deutsche Bank was terminated in connection with our payment of all amounts outstanding thereunder on July 30, 2010.

On August 12, 2010, we effected a one-for-ten reverse stock split of our outstanding common stock. As a result of the reverse stock split, every ten shares of our common stock were converted into one share of our common stock. Any fractional shares received as a result of the reverse stock split were redeemed for cash. The total cash payment in lieu of shares was $230. Immediately after the reverse stock split, we had 2,680,842 shares of our common stock outstanding.

In January 2011, we registered for public resale the 982,842 shares of our common stock issued to Saratoga Investment Advisors and certain of its affiliates.

On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP (“SBIC LP”), received a SBIC license from the Small Business Administration (“SBA”).

In May 2013, we issued $48.3 million in aggregate principal amount of our 7.50% unsecured notes due 2020 for net proceeds of $46.1 million after deducting underwriting commissions of $1.9 million and offering costs of $0.3 million. The proceeds included the underwriters’ full exercise of their overallotment option. Interest on these notes is paid quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, at a rate of 7.50% per year, beginning August 15, 2013. The notes mature on May 31, 2020 and may be redeemed in whole or in part at any time or from time to time at our option on or after May 31, 2016. The notes are listed on the NYSE under the trading symbol “SAQ” with a par value of $25.00 per note.

On April 3, 2015, the SBA issued a “green light” or “go forth” letter inviting us to continue our application process to obtain a license to form and operate a second SBIC subsidiary. If approved, a second SBIC license would provide us an incremental source of long-term capital by permitting us to issue $75 million of additional SBA-guaranteed debentures in addition to the $150 million already approved under the first license. Receipt of a green light letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license and we have received no assurance or indication from the SBA that we will receive an SBIC license, or of the timeframe in which it would receive a license, should one be granted.

On May 29, 2015, we entered into a Debt Distribution Agreement with Ladenburg Thalmann & Co. Inc. through which we may offer for sale, from time to time, up to $20.0 million in aggregate principal amount of the Notes through an At-the-Market (“ATM”) offering. From May 29, 2015 through July 16, 2015, the Company sold 227,863 Notes in an aggregate principal amount of $5,696,575 at an average price of $25.32 for aggregate net proceeds of $5,653,305 (net of transaction costs).

Critical Accounting Policies

Basis of Presentation

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make certain estimates and assumptions affecting amounts reported in the Company’s consolidated financial statements. We have identified investment valuation, revenue recognition and the recognition of capital gains incentive fee expense as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

The Company accounts for its investments at fair value in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that its investments are to be sold at the statement of assets and liabilities date in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact.

Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved, in good faith, by our board of directors based on input from Saratoga Investment Advisers, the audit committee of our board of directors and a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	Each investment is initially valued by the responsible investment professionals of Saratoga Investment Advisors and preliminary valuation conclusions are documented and discussed with our senior management; and

•	An independent valuation firm engaged by our board of directors reviews approximately one quarter of these preliminary valuations each quarter so that the valuation of each investment for which market quotes are not readily available is reviewed by the independent valuation firm at least annually.

In addition, all our investments are subject to the following valuation process:

•	The audit committee of our board of directors reviews each preliminary valuation and Saratoga Investment Advisors and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•	Our board of directors discusses the valuations and approves the fair value of each investment, in good faith, based on the input of Saratoga Investment Advisors, independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

Our investment in Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”) is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by SIA and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO.

Revenue Recognition

Income Recognition

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. Discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

Interest income on our investment in Saratoga CLO is recorded using the effective interest method in accordance with the provisions of ASC Topic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

Paid-in-Kind Interest

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We stop accruing PIK interest if we do not expect the issuer to be able to pay all principal and interest when due.

Capital Gains Incentive Fee

The Company records an expense accrual relating to the capital gains incentive fee payable by the Company to its investment adviser when the unrealized gains on its investments exceed all realized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual incentive fee payable to the Company’s investment adviser related to capital gains will be determined and payable in arrears at the end of each fiscal year and will include only realized capital gains for the period.

Revenues

We generate revenue in the form of interest income and capital gains on the debt investments that we hold and capital gains, if any, on equity interests that we may acquire. We expect our debt investments, whether in the form of leveraged loans or mezzanine debt, to have terms of up to ten years, and to bear interest at either a fixed or floating rate. Interest on debt will be payable generally either quarterly or semi-annually. In some cases, our debt investments may provide for a portion of the interest to be PIK. To the extent interest is paid-in-kind, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation. The principal amount of the debt and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or investment management services and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned. We may also invest in preferred equity securities that pay dividends on a current basis.

On January 22, 2008, we entered into a collateral management agreement with Saratoga CLO, pursuant to which we act as its collateral manager. The Saratoga CLO was refinanced in October 2013 and its reinvestment period ends in October 2016. The Saratoga CLO remains 100% owned and managed by Saratoga Investment Corp. We receive a senior collateral management fee of 0.25% and a subordinate collateral management fee of 0.25% of the outstanding principal amount of Saratoga CLO’s assets, paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20.0% of excess cash flow to the extent the Saratoga CLO subordinated notes receive an internal rate of return equal to or greater than 12.0%.

We recognize interest income on our investment in the subordinated notes of Saratoga CLO using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

Expenses

Our primary operating expenses include the payment of investment advisory and management fees, professional fees, directors and officers insurance, fees paid to independent directors and administrator expenses, including our allocable portion of our administrator’s overhead. Our investment advisory and management fees compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•	expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	investment advisory and management fees;

•	fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	federal and state registration fees;

•	all costs of registration and listing our common stock on any securities exchange;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by governmental bodies (including the SEC and the SBA);

•	costs of any reports, proxy statements or other notices to common stockholders including printing costs;

•	our fidelity bond, directors and officers errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and

•	administration fees and all other expenses incurred by us or, if applicable, the administrator in connection with administering our business (including payments under the administration agreement based upon our allocable portion of the administrator’s overhead in performing its obligations under an administration agreement, including rent and the allocable portion of the cost of our officers and their respective staffs (including travel expenses)).

Pursuant to the investment advisory and management agreement that we had with GSCP (NJ), L.P., our former investment adviser and administrator, we had agreed to pay GSCP (NJ), L.P. as investment adviser a quarterly base management fee of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed fiscal quarters, and appropriately adjusted for any share issuances or repurchases during the applicable fiscal quarter, and an incentive fee.

The incentive fee had two parts:

•	A fee, payable quarterly in arrears, equal to 20.0% of our pre-incentive fee net investment income, expressed as a rate of return on the value of the net assets at the end of the immediately preceding quarter, that exceeded a 1.875% quarterly (7.5% annualized) hurdle rate measured as of the end of each fiscal quarter. Under this provision, in any fiscal quarter, our investment adviser received no incentive fee unless our pre-incentive fee net investment income exceeded the hurdle rate of 1.875%. Amounts received as a return of capital were not included in calculating this portion of the incentive fee. Since the hurdle rate was based on net assets, a return of less than the hurdle rate on total assets could still have resulted in an incentive fee.

•	A fee, payable at the end of each fiscal year, equal to 20.0% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation, in each case on a cumulative basis, less the aggregate amount of capital gains incentive fees paid to the investment adviser through such date.

We deferred cash payment of any incentive fee otherwise earned by our former investment adviser if, during the then most recent four full fiscal quarters ending on or prior to the date such payment was to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less liabilities) (before taking into account any incentive fees payable during that period) was less than 7.5% of our net assets at the beginning of such period. These calculations were appropriately pro-rated for the first three fiscal quarters of operation and adjusted for any share issuances or repurchases during the applicable period. Such incentive fee would become payable on the next date on which such test had been satisfied for the most recent four full fiscal quarters or upon certain terminations of the investment advisory and management agreement. We commenced deferring cash payment of incentive fees during the quarterly period ended August 31, 2007, and continued to defer such payments through the quarterly period ended May 31, 2010. As of July 30, 2010, the date on which GSCP (NJ), L.P. ceased to be our investment adviser and administrator, we owed GSCP (NJ), L.P. $2.9 million in fees for services previously provided to us; of which $0.3 million has been paid by us. GSCP (NJ), L.P. agreed to waive payment by us of the remaining $2.6 million in connection with the consummation of the stock purchase transaction with Saratoga Investment Advisors and certain of its affiliates described elsewhere in this Annual Report.

The terms of the investment advisory and management agreement with Saratoga Investment Advisors, our current investment adviser, are substantially similar to the terms of the investment advisory and management agreement we had entered into with GSCP (NJ), L.P., our former investment adviser, except for the following material distinctions in the fee terms:

•	The capital gains portion of the incentive fee was reset with respect to gains and losses from May 31, 2010, and therefore losses and gains incurred prior to such time will not be taken into account when calculating the capital gains fee payable to Saratoga Investment Advisors and, as a result, Saratoga Investment Advisors will be entitled to 20.0% of net gains that arise after May 31, 2010. In addition, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 equal the fair value of such investment as of such date. Under the investment advisory and management agreement with our former investment adviser, GSCP (NJ), L.P., the capital gains fee was calculated from March 21, 2007, and the gains were substantially outweighed by losses.

•	Under the “catch up” provision, 100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income that exceeds 1.875% (7.5% annualized) but is less than or equal to 2.344% in any fiscal quarter is payable to Saratoga Investment Advisors. This will enable Saratoga Investment Advisors to receive 20.0% of all net investment income as such amount approaches 2.344% in any quarter, and Saratoga Investment Advisors will receive 20.0% of any additional net investment income. Under the investment advisory and management agreement with our former investment adviser, GSCP (NJ), L.P. only received 20.0% of the excess net investment income over 1.875%.

•	We will no longer have deferral rights regarding incentive fees in the event that the distributions to stockholders and change in net assets is less than 7.5% for the preceding four fiscal quarters.

To the extent that any of our leveraged loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of interest rate caps, futures, options and forward contracts. Costs incurred in entering into or settling such contracts will be borne by us.

New Accounting Pronouncements

In February 2015, the FASB issued ASU 2015-02, Consolidation (ASC Topic 810): Amendments to the Consolidation Analysis (“ASU 2015-02”). ASU 2015-02 significantly changes the consolidation analysis required under GAAP and ends the deferral granted to investment companies from applying the variable interest entity guidance. ASU 2015-02 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015 and early adoption is permitted. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statements and disclosures.

In August 2014, the FASB issued new accounting guidance that requires management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. The amendments provide a definition of the term “substantial doubt” and include principles for considering the mitigating effect of management’s plans. The amendments also require an evaluation every reporting period, including interim periods for a period of one year after the date that the financial statements are issued (or available to be issued), and certain disclosures when substantial doubt is alleviated or not alleviated. The amendments in this update are effective for reporting periods ending after December 15, 2016. Management is currently evaluating the impact of adopting this new accounting guidance update on the company’s consolidated financial statement.

In June 2014, the FASB issued ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, (“ASU 2014-11”). ASU 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statement disclosures.

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim reporting periods beginning after December 15, 2016, and early application is not permitted. The Company is currently evaluating the impact this ASU will have on its consolidated financial statements.

Portfolio and investment activity

Corporate Debt Portfolio Overview

	At May 31, 2015	At February 28, 2015
	($ in millions)	($ in millions)
Number of investments(1)	65	63
Number of portfolio companies(1)	35	34
Average investment size(1)	$3.8	$3.5
Weighted average maturity(1)	3.5yrs	3.7yrs
Number of industries(1)	14	14
Average investment per portfolio company(1)	$7.0	$6.6
Non-performing or delinquent investments(1)	$0.0	$0.0
Fixed rate debt (% of interest bearing portfolio)(2)	$83.0(37.5)%	$82.5(40.6)%
Weighted average current coupon(2)	11.9%	12.0%
Floating rate debt (% of interest bearing portfolio)(2)	$138.2(62.5)%	$120.8(59.4)%
Weighted average current spread over LIBOR(2)	8.9%	8.7%

(1)	Excludes our investment in the subordinated notes of Saratoga CLO and limited partnership interests.
(2)	Excludes our investment in the subordinated notes of Saratoga CLO, investments in common stocks and limited partnership interests.

During the three months ended May 31, 2015, we made $23.2 million investments in new or existing portfolio companies and had $7.3 million in aggregate amount of exits and repayments resulting in net investments of $15.9 million for the period.

During the three months ended May 31, 2014, we made $21.6 million investments in new or existing portfolio companies and had $8.7 million in aggregate amount of exits and repayments resulting in net investments of $12.9 million for the period.

	At February 28, 2015		At February 28, 2014		At February 28, 2013
	($ in millions)		($ in millions)		($ in millions)
Number of investments(1)	63		59		44
Number of portfolio companies(1)	34		37		28
Average investment size(1)	$3.5		$3.2		$2.9
Weighted average maturity(1)	3.7	yrs	4.3	yrs	3.7	yrs
Number of industries(1)	14		16		15
Average investment per portfolio company(1)	$6.6		$5.0		$4.6
Non-performing or delinquent investments(1)	$0.0		$0.3		$6.7
Fixed rate debt (% of interest bearing portfolio)(2)	$82.5(40.6)%		$70.6(40.1)%		$53.4(43.9)%
Weighted average current coupon(2)	12.0%		12.5%		12.6%
Floating rate debt (% of interest bearing portfolio)(2)	$120.8(59.4)%		$105.4(59.9)%		$68.2(56.1)%
Weighted average current spread over LIBOR(2)	8.7%		7.3%		7.5%

(1)	Excludes our investment in the subordinated notes of Saratoga CLO and limited partnership interests.
(2)	Excludes our investment in the subordinated notes of Saratoga CLO, investments in common stocks and limited partnership interests.

During the fiscal year ended February 28, 2015, we invested $104.9 million in new or existing portfolio companies and had $73.3 million in aggregate amount of exits and repayments resulting in net investments of $31.6 million for the year.

During the fiscal year ended February 28, 2014, we invested $121.1 million in new or existing portfolio companies and had $71.6 million in aggregate amount of exits and repayments resulting in net investments of $49.5 million for the year.

During the fiscal year ended February 28, 2013, we invested $71.6 million in new or existing portfolio companies and had $21.5 million in aggregate amount of exits and repayments resulting in net investments of $50.1 million for the year.

Our portfolio composition at May 31, 2015 and February 28, 2015 at fair value was as follows:

Portfolio composition

	At May 31, 2015		At February 28, 2015
	Percentage of Total Portfolio	Weighted Average Current Yield	Percentage of Total Portfolio	Weighted Average Current Yield
Syndicated loans	6.8%	6.3%	7.6%	6.2%
First lien term loans	59.8	11.2	60.3	11.0
Second lien term loans	15.4	11.0	14.8	11.2
Unsecured notes	2.2	10.8	1.8	13.7
Saratoga CLO subordinated notes	6.4	28.8	7.1	25.2
Equity interests	9.4	N/A	8.4	N/A

Total	100.0%	12.0%	100.0%	11.8%

Our investment in the subordinated notes of Saratoga CLO represents a first loss position in a portfolio that, at May 31, 2015 and February 28, 2015, was composed of $306.6 million and $296.9 million, respectively, in aggregate principal amount of predominantly senior secured first lien term loans. This investment is subject to unique risks. (See “Risk Factors—Our investment in Saratoga CLO 2013-1 LTD. constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility”). We do not consolidate the Saratoga CLO portfolio in our financial statements. Accordingly, the metrics below do not include the underlying Saratoga CLO portfolio investments. However, at May 31, 2015, $301.1 million or 98.8% of the Saratoga CLO portfolio investments in terms of market value had a CMR (as defined below) color rating of green or yellow and three Saratoga CLO portfolio investments were in default with a fair value of $1.4 million. At February 28, 2015, $291.6 million or 98.8% of the Saratoga CLO portfolio investments in terms of market value had a CMR (as defined below) color rating of green or yellow and two Saratoga CLO portfolio investments were in default with a fair value of $2.7 million.

Our portfolio composition at February 28, 2015, February 28, 2014 and February 28, 2013 at fair value was as follows:

Portfolio composition

	At February 28, 2015		At February 28, 2014		At February 28, 2013
	Percentage of Total Portfolio	Weighted Average Current Yield	Percentage of Total Portfolio	Weighted Average Current Yield	Percentage of Total Portfolio	Weighted Average Current Yield
Syndicated loans	7.6%	6.2%	15.7%	6.2%	—%	—%
First lien term loans	60.3	11.0	53.6	11.5	69.0	11.0
Second lien term loans	14.8	11.2	13.5	11.1	6.2	11.1
Unsecured notes	1.8	13.7	2.7	15.2	3.1	16.4
Saratoga CLO subordinated notes	7.1	25.2	9.5	18.6	16.5	27.1
Equity interests	8.4	N/A	5.0	N/A	5.2	N/A

Total	100.0%	11.8%	100.0%	11.8%	100.0%	14.0%

Our investment in the subordinated notes of Saratoga CLO represents a first loss position in a portfolio that, at February 28, 2015, February 28, 2014 and February 28, 2013, was composed of $296.9 million, $301.1 million and $383.3 million, respectively, in aggregate principal amount of predominantly senior secured first lien term loans. This investment is subject to unique risks. (See “Risk Factors—Our investment in Saratoga CLO 2013-1 LTD. constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility”). We do not consolidate the Saratoga CLO portfolio in our financial statements. Accordingly, the metrics below do not include the underlying Saratoga CLO portfolio investments. However, at February 28, 2015, $291.6 million or 98.8% of the Saratoga CLO portfolio investments in terms of market value had a CMR (as defined below) color rating of green or yellow and two Saratoga CLO portfolio investments were in default with a fair value of $2.7 million. At February 28, 2014, $298.9 million or 99.5% of the Saratoga CLO portfolio investments in terms of market value had a CMR (as defined below) color rating of green or yellow and zero Saratoga CLO portfolio investments were in default with a fair value of $1.6 million. For more information relating to Saratoga CLO, see the audited financial statements for Saratoga CLO included elsewhere herein.

Saratoga Investment Advisors normally grades all of our investments using a credit and monitoring rating system (“CMR”). The CMR consists of a single component: a color rating. The color rating is based on several criteria, including financial and operating strength, probability of default, and restructuring risk. The color ratings are characterized as follows: (Green)—strong credit; (Yellow)—satisfactory credit; (Red)—payment default risk, in payment default and/or significant restructuring activity.

The CMR distribution of our investments at May 31, 2015 and February 28, 2015 was as follows:

Portfolio CMR distribution

	At May 31, 2015		At February 28, 2015
Color Score	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Green	$211,564	80.5%	$191,606	79.7%
Yellow	9,611	3.7	11,635	4.8
Red	103	0.0	101	0.0
N/A(1)	41,466	15.8	37,196	15.5

Total	$262,744	100.0%	$240,538	100.0%

(1)	Comprised of our investment in the subordinated notes of Saratoga CLO and equity interests.

The CMR distribution of Saratoga CLO investments at May 31, 2015 and February 28, 2015 was as follows:

Portfolio CMR distribution

	At May 31, 2015		At February 28, 2015
Color Score	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Green	$284,908	93.5%	$278,769	94.4%
Yellow	16,166	5.3	12,875	4.4
Red	3,118	1.0	2,978	1.0
N/A(1)	491	0.2	617	0.2

Total	$304,683	100.0%	$295,239	100.0%

(1)	Comprised of Saratoga CLO’s equity interests.

The CMR distribution of our investments at February 28, 2015 and February 28, 2014 was as follows:

Portfolio CMR distribution

	At February 28, 2015		At February 28, 2014
Color Score	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Green	$191,606	79.7%	$159,207	77.4%
Yellow	11,635	4.8	8,466	4.1
Red	101	0.0	8,270	4.0
N/A(1)	37,196	15.5	29,902	14.5

Total	$240,538	100.0%	$205,845	100.0%

(1)	Comprised of our investment in the subordinated notes of Saratoga CLO and equity interests.

The CMR distribution of Saratoga CLO investments at February 28, 2015 and February 28, 2014 was as follows:

Portfolio CMR distribution

	At February 28, 2015		At February 28, 2014
Color Score	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Green	$278,769	94.4%	$284,796	94.8%
Yellow	12,875	4.4	14,106	4.7
Red	2,978	1.0	1,589	0.5
N/A(1)	617	0.2	—	—

Total	$295,239	100.0%	$300,491	100.0%

(1)	Comprised of Saratoga CLO’s equity interests.

Portfolio composition by industry grouping at fair value

The following table shows our portfolio composition by industry grouping at fair value at May 31, 2015 and February 28, 2015:

	At May 31, 2015		At February 28, 2015
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Software as a Service	$59,940	22.8%	$50,362	20.9%
Business Services	52,494	20.0	52,128	21.7
Consumer Services	28,977	11.0	27,332	11.4
Healthcare Services	20,027	7.6	20,641	8.6
Food and Beverage	17,285	6.6	10,348	4.3
Structured Finance (1)	16,860	6.4	17,031	7.1
Media	15,494	5.9	15,026	6.2
Metals	15,262	5.8	15,262	6.3
Automotive Aftermarket	10,540	4.0	10,980	4.6
Electronics	6,576	2.5	6,667	2.8
Publishing	6,421	2.4	1,985	0.8
Utilities	5,955	2.3	5,955	2.5
Building Products	3,775	1.5	3,436	1.4
Consumer Products	3,035	1.2	3,284	1.4
Education	103	0.0	101	0.0

Total	$262,744	100.0%	$240,538	100.0%

(1)	Comprised of our investment in the subordinated notes of Saratoga CLO.

The following table shows Saratoga CLO’s portfolio composition by industry grouping at fair value at May 31, 2015 and February 28, 2015:

	At May 31, 2015		At February 28, 2015
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Services: Business	$42,819	14.1%	$42,751	14.4%
Healthcare & Pharmaceuticals	34,030	11.1	35,341	12.0
Chemicals/Plastics	26,610	8.7	25,758	8.7
Conglomerate	21,103	6.9	19,928	6.7
Retailers (Except Food and Drugs)	20,873	6.9	22,026	7.4
Financial Intermediaries	16,026	5.3	10,806	3.7
Industrial Equipment	14,933	4.9	15,290	5.2
Electronics/Electric	12,448	4.1	12,904	4.4
Leisure Goods/Activities/Movies	11,587	3.8	12,629	4.3
Telecommunications	8,950	2.9	6,675	2.3
Aerospace and Defense	8,733	2.9	7,287	2.5
Automotive	6,651	2.2	6,650	2.2
Utilities	6,243	2.0	6,281	2.1
Food Products	5,866	1.9	5,856	2.0
Lodging and Casinos	5,702	1.9	5,826	2.0
Oil & Gas	5,699	1.9	6,070	2.1
Publishing	5,584	1.8	5,627	1.9
Insurance	5,415	1.8	5,425	1.8
Food Services	5,378	1.8	5,886	2.0
Brokers/Dealers/Investment Houses	4,866	1.6	4,832	1.6
Containers/Glass Products	4,320	1.4	4,313	1.5
Drugs	4,043	1.3	10,091	3.4
Retail	4,013	1.3	—	—
Technology	3,959	1.3	1,008	0.3
Media	3,500	1.1	2,004	0.7
Food/Drug Retailers	2,917	1.0	5,861	2.0
Cable and Satellite Television	2,632	0.9	2,646	0.9
Telecommunications/Cellular	2,425	0.8	2,431	0.8
Consumer Goods: Durable	2,114	0.7	—	—
Nonferrous Metals/Minerals	1,790	0.6	1,835	0.6
Hotels, Gaming, and Leisure	1,010	0.3	—	—
Consumer Goods: Non-Durable	995	0.3	—	—
Services: Consumer	502	0.2	—	—
Broadcast Radio and Television	445	0.1	467	0.2
Environmental	251	0.1	250	0.1
Building and Development	251	0.1	485	0.2

Total	$304,683	100.0%	$295,239	100.0%

The following table shows our portfolio composition by industry grouping at fair value at February 28, 2015 and February 28, 2014:

	At February 28, 2015		At February 28, 2014
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Business Services	$52,128	21.7%	$57,330	27.9%
Software	50,362	20.9	21,738	10.5
Consumer Services	27,332	11.4	21,897	10.6
Healthcare Services	20,641	8.6	23,810	11.6
Structured Finance(1)	17,031	7.1	19,570	9.5
Metals	15,262	6.3	6,645	3.2
Media	15,026	6.2	—	—
Automotive Aftermarket	10,980	4.6	10,621	5.2
Food and Beverage	10,348	4.3	17,286	8.4
Electronics	6,667	2.8	6,741	3.3
Utilities	5,955	2.5	—	—
Building Products	3,436	1.4	901	0.4
Consumer Products	3,284	1.4	6,118	3.0
Publishing	1,985	0.8	1,191	0.6
Education	101	0.0	90	0.0
Manufacturing	—	—	5,970	2.9
Environmental	—	—	5,249	2.5
Aerospace	—	—	344	0.2
Homebuilding	—	—	344	0.2

Total	$240,538	100.0%	$205,845	100.0%

(1)	Comprised of our investment in the subordinated notes of Saratoga CLO.

The following table shows Saratoga CLO’s portfolio composition by industry grouping at fair value at February 28, 2015 and February 28, 2014:

	At February 28, 2015		At February 28, 2014
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Business Equipment and Services	$42,751	14.5%	$28,386	9.4%
Healthcare	34,400	11.6	37,896	12.6
Chemicals/Plastics	25,758	8.7	26,345	8.8
Retailers (Except Food and Drugs)	22,026	7.4	15,314	5.1
Conglomerate	19,928	6.7	24,285	8.1
Industrial Equipment	15,290	5.2	24,143	8.0
Electronics/Electric	12,904	4.4	11,861	4.0
Leisure Goods/Activities/Movies	12,629	4.3	8,990	3.0
Financial Intermediaries	10,806	3.7	8,138	2.7
Drugs	10,091	3.4	11,873	4.0
Aerospace and Defense	7,287	2.5	20,465	6.8
Telecommunications	6,675	2.3	6,627	2.2
Automotive	6,650	2.2	10,279	3.4
Utilities	6,281	2.1	5,830	1.9
Oil & Gas	6,070	2.1	2,488	0.8

	At February 28, 2015		At February 28, 2014
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Food Services	$5,886	2.0%	$5,612	1.9%
Food/Drug Retailers	5,861	2.0	5,012	1.7
Food Products	5,856	2.0	12,450	4.1
Lodging and Casinos	5,826	2.0	499	0.2
Publishing	5,627	1.9	2,913	1.0
Insurance	5,425	1.8	5,517	1.8
Brokers/Dealers/Investment Houses	4,832	1.6	3,740	1.2
Containers/Glass Products	4,313	1.5	2,906	1.0
Cable and Satellite Television	2,646	0.9	2,666	0.9
Telecommunications/Cellular	2,431	0.8	2,460	0.8
Media	2,004	0.7	1,000	0.3
Nonferrous Metals/Minerals	1,835	0.6	4,328	1.4
Technology	1,008	0.3	—	—
Healthcare & Pharmaceuticals	499	0.2	—	—
Building and Development	485	0.2	3,246	1.1
Broadcast Radio and Television	467	0.2	1,505	0.5
Health Insurance	442	0.1	—	—
Environmental	250	0.1	—	—
Computers & Electronics	—	—	1,479	0.5
Ecological Services and Equipment	—	—	1,241	0.4
Gaming And Hotels	—	—	500	0.2
Leasing	—	—	497	0.2

Total	$295,239	100.0%	$300,491	100.0%

Portfolio composition by geographic location at fair value

The following table shows our portfolio composition by geographic location at fair value at May 31, 2015 and February 28, 2015. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	At May 31, 2015		At February 28, 2015
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Southeast	$116,223	44.2%	$92,069	38.3%
Midwest	55,152	21.0	55,767	23.2
West	39,415	15.0	40,259	16.7
Northeast	34,094	13.0	34,412	14.3
Other(1)	16,860	6.4	17,031	7.1
International	1,000	0.4	1,000	0.4

Total	$262,744	100.0%	$240,538	100.0%

(1)	Comprised of our investment in the subordinated notes of Saratoga CLO.

The following table shows our portfolio composition by geographic location at fair value at February 28, 2015 and February 28, 2014. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	At February 28, 2015		At February 28, 2014
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Southeast	$92,069	38.3%	$83,161	40.4%
Midwest	55,767	23.2	41,453	20.1
West	40,259	16.7	44,470	21.6
Northeast	34,412	14.3	17,191	8.4
Other(1)	17,031	7.1	19,570	9.5
International	1,000	0.4	—	—

Total	$240,538	100.0%	$205,845	100.0%

(1)	Comprised of our investment in the subordinated notes of Saratoga CLO.

Results of operations

Operating results for the three months ended May 31, 2015 and May 31, 2014 are as follows:

	For the three months ended
	May 31, 2015	May 31, 2014
	($ in thousands)
Total investment income	$7,561	$6,144
Total expenses, net	5,790	4,081

Net investment income	1,771	2,063
Net realized gains	73	82
Net unrealized appreciation/(depreciation) on investments	5,541	(385)

Net increase in net assets resulting from operations	$7,385	$1,760

Operating results for the fiscal years ended February 28, 2015, February 28, 2014 and February 28, 2013 are as follows:

	For the Year Ended
	February 28, 2015	February 28, 2014	February 28, 2013
	($ in thousands)
Total investment income	$27,375	$22,893	$17,007
Total expenses, net	17,701	14,019	10,537

Net investment income	9,674	8,874	6,470
Net realized gains	3,276	1,271	431
Net unrealized gains (losses)	(1,943)	(1,648)	7,143

Net increase in net assets resulting from operations	$11,007	$8,497	$14,044

As described in Note 2 to the consolidated financial statements and notes thereto, we identified errors that impacted the years ended February 28, 2014, February 28, 2013, February 29, 2012 and February 28, 2011. The corrections for the errors, which we have concluded are immaterial to all prior period consolidated financial statements, are reflected in the consolidated financial statements and selected financial data included in this Form 10-K.

Investment income

The composition of our investment income for the three months ended May 31, 2015 and May 31, 2014 are as follows:

	For the three months ended
	May 31, 2015	May 31, 2014
	($ in thousands)
Interest from investments	$6,931	$5,602
Management fees from Saratoga CLO	379	392
Interest from cash and cash equivalents and other income	251	150

Total	$7,561	$6,144

For the three months ended May 31, 2015, total investment income increased $1.4 million, or 23.1% compared to the three months ended May 31, 2014. Interest income from investments increased $1.3 million, or 23.7%, to $6.9 million for the three months ended May 31, 2015 from $5.6 million for the three months ended May 31, 2014. This reflects an increase of 20.1% in total investments to $262.7 million at May 31, 2015 from $218.7 million at May 31, 2014, despite the weighted average current coupon reducing from 12.9% to 11.9%.

For the three months ended May 31, 2015 and May 31, 2014, total PIK income was $0.7 million and $0.3 million, respectively.

The Saratoga CLO was refinanced in October 2013. As a result, proceeds from principal payments in the loan portfolio of Saratoga CLO must now be used to paydown its outstanding notes. The management fee income and investment income that we receive from Saratoga CLO has remained relatively unchanged at $0.4 million for the three months ended May 31, 2015 and 2014.

The composition of our investment income for the fiscal years ended February 28, 2015, February 28, 2014 and February 28, 2013 are as follows:

	February 28, 2015	February 28, 2014	February 28, 2013
	($ in thousands)
Interest from investments	$24,684	$20,179	$14,444
Management fees from Saratoga CLO	1,520	1,775	2,000
Interest from cash and cash equivalents and other income	1,171	939	563

Total	$27,375	$22,893	$17,007

For the fiscal year ended February 28, 2015, total investment income increased $4.5 million, or 19.6% compared to the fiscal year ended February 28, 2014. Interest income from investments increased $4.5 million, or 22.3%, to $24.7 million for the year ended February 28, 2015 from $20.2 million for the fiscal year ended February 28, 2014. This reflects an increase of 16.9% in total investments to $240.5 million at February 28, 2015 from $205.8 million at February 28, 2014, despite the weighted average current coupon reducing from 12.5% to 12.0%.

For the fiscal year ended February 28, 2014, total investment income increased $5.9 million, or 34.6% compared to the fiscal year ended February 28, 2013. Interest income from investments increased $5.7 million, or 39.7%, to $20.2 million for the year ended February 28, 2014 from $14.4 million for the fiscal year ended February 28, 2013. This reflects an increase of 32.7% in total investments to $205.8 million at February 28, 2014 from $155.1 million at February 28, 2013, while the weighted average current coupon remained relatively unchanged at 12.5%.

For the fiscal years ended February 28, 2015, February 28, 2014, and February 28, 2013, total PIK income was $1.2 million, $0.9 million, and $1.1 million, respectively.

The Saratoga CLO was refinanced in October 2013. As a result, proceeds from principal payments in the loan portfolio of Saratoga CLO must now be used to paydown its outstanding notes. Thus, the management fee income and investment income that we receive from Saratoga CLO has declined from historical periods, decreasing $0.3 million or 14.3% to $1.5 million and $0.2 million or 10%, to $1.8 million, for the years ended February 28, 2015 and 2014, respectively.

Operating expenses

The composition of our operating expenses for the three months ended May 31, 2015 and May 31, 2014 are as follows:

	For the three months ended
	May 31, 2015	May 31, 2014
	($ in thousands)
Interest and debt financing expense	$1,964	$1,787
Base management fees	1,124	969
Professional fees	333	435
Incentive management fees	1,798	378
Administrator expenses	250	250
Insurance	87	85
Directors fees and expenses	51	53
General & administrative	183	124

Total expenses	$5,790	$4,081

For the three months ended May 31, 2015, total operating expenses increased $1.7 million, or 41.9% compared to the three months ended May 31, 2014.

For the three months ended May 31, 2015 and May 31, 2014, the increase in interest and credit facility expense is primarily attributable to an increase in outstanding debt as compared to the prior years, with increased levels of both the SBA debentures and the revolving credit facility outstanding. The credit facility increased from $4.7 million at May 31, 2014 to $11.8 million at May 31, 2015, while our SBA debentures increased from $64.0 million to $79.0 million for these same periods. For the three months ended May 31, 2015, the weighted average interest rate on our outstanding indebtedness was 4.94% compared to 5.27% for the three months ended May 31, 2014. This decrease was primarily driven by an increase in SBA debentures that carry a lower interest rate but now make up a higher proportion of our overall debt, increasing from 54.7% of overall debt as of May 31, 2014 to 56.8% as of May 31, 2015.

For the three months ended May 31, 2015, base management fees increased $0.2 million, or 16.1% compared to the three months ended May 31, 2014. The increase in base management fees results from the increase in the average value of our total assets, less cash and cash equivalents, from $219.6 million to $254.8 million as of May 31, 2014 and May 31, 2015, respectively.

For the three months ended May 31, 2015, professional fees decreased $0.1 million, or 23.4% compared to the three months ended May 31, 2014.

For the three months ended May 31, 2015, incentive management fees increased $1.4 million, or 375.0% compared to the three months ended May 31, 2014. These increased fees reflect two factors, being (i) an increase in accrued incentive fees this year, as higher total assets has led to increased net investment income above the hurdle rate pursuant to the investment advisory and management agreement, and (ii) an increased second part of the incentive fees of $1.1 million, related primarily to the redemption of one of our investments in which we held both debt and equity, resulting in an unrealized gain of $4.2 million for the three months ended May 31, 2015.

As discussed above, the increase in interest and credit facility expense for three months ended May 31, 2015 and May 31, 2014 is primarily attributable to an increase in the amount of outstanding debt as compared to the prior periods. For the three months ended May 31, 2015 and May 31, 2014, the weighted average interest rate on the outstanding borrowings under the Credit Facility for three months ended May 31, 2015 and May 31, 2014 was 6.00% and 7.50%, respectively. For three months ended May 31, 2015 and May 31, 2014, the weighted average interest rate on the outstanding borrowings of the SBA debentures was 3.25% and 3.06%, respectively.

For the year ended February 28, 2015, incentive management fees increased $1.6 million, or 171.4% compared to the fiscal year ended February 28, 2014. The increase in incentive management fees is primarily attributable to an increase in accrued incentive fees this year, as higher total assets has led to increased net investment income above the hurdle rate pursuant to the investment advisory and management agreement. In addition, for the year ended February 28, 2015, the incentive management fees related to capital gains changed from a $0.07 million reduction of expense to a $0.3 million increase in expense compared to the fiscal year ended February 28, 2014. For the year ended February 28, 2014, incentive management fees decreased $1.7 million, or 63.9% compared to the fiscal year ended February 28, 2013. The decrease in incentive management fees is primarily attributable to the second part of the incentive fee accrual related to capital losses, with the year ending February 28, 2013 being an accrual of $1.6 million as compared to the year ending February 28, 2014 being a reversal of the accrual of $0.1 million.

As discussed above, the increase in interest and credit facility expense for the years ended February 28, 2015, February 28, 2014 and February 28, 2013 is primarily attributable to an increase in the amount of outstanding debt as compared to the prior periods. For the years ended February 28, 2015, February 28, 2014 and February 28, 2013, the weighted average interest rate on the outstanding borrowings under the Credit Facility for the years ended February 28, 2015, February 28, 2014 and February 28, 2013 was 6.75%, 7.50% and 7.50%, respectively. For the years ended February 28, 2015, February 28, 2014, and February 28, 2013, the weighted average interest rate on the outstanding borrowings of the SBA debentures was 2.93%, 3.03% and 1.42%, respectively.

Net realized gains/losses on sales of investments

For the three months ended May 31, 2015, the Company had $7.3 million of sales, repayments, exits or restructurings resulting in $0.1 million of net realized gains. The most significant realized gains and losses during the three months ended May 31, 2015 were as follows:

Three Months ended May 31, 2015

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain/ (Loss)
		($ in thousands)
PrePaid Legal Services, Inc	First Lien Term Loan	2,091	2,065	26
Expedited Travel, LLC	First Lien Term Loan	732	722	10

For the three months ended May 31, 2014, the Company had $8.7 million of sales, repayments, exits or restructurings resulting in $0.1 million of net realized gains. There were no significant realized gains and losses during the three months ended May 31, 2014.

For the fiscal year ended February 28, 2015, the Company had $73.3 million of sales, repayments, exits or restructurings resulting in $3.3 million of net realized gains. The most significant realized gains and losses during the year ended February 28, 2015 were as follows:

Fiscal year ended February 28, 2015

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain/(Loss)
		($ in thousands)
Community Investors, Inc.	Term Loan A Senior Fac	$6,983	$6,886	$97
HOA Restaurant GP/Finance	Senior Secured Notes	4,225	3,938	287
USS Parent Holding Corp	Non Voting Common Stock	248	133	115
USS Parent Holding Corp	Voting Common Stock	5,650	3,026	2,624

For the fiscal year ended February 28, 2014, the Company had $71.6 million of sales, repayments, exits or restructurings resulting in $1.3 million of net realized gains. The most significant realized gains and losses during the year ended February 28, 2014 were as follows:

Fiscal year ended February 28, 2014

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain/(Loss)
		($ in thousands)
Penton Media, Inc.	First Lien Term Loan	$4,887	$4,679	$208
Sourcehov, LLC	Second Lien Term Loan	3,030	2,659	371
Worldwide Express Operations, LLC	Warrants	128	—	128

For the fiscal year ended February 28, 2013, the Company had $21.5 million of sales, repayments, exits or restructurings resulting in $0.6 million of net realized gains. The most significant realized gains and losses during the year ended February 28, 2013 were as follows:

Fiscal year ended February 28, 2013

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain/(Loss)
		($ in thousands)
Grant US Holdings LLP	Second Lien Term Loan	$183	$—	$183
Energy Alloys LLC	Warrants	146	—	146

Net unrealized appreciation/depreciation on investments

For the three months ended May 31, 2015, our investments had net unrealized appreciation of $5.5 million versus net unrealized depreciation of $0.4 million for the three months ended May 31, 2014. The most significant cumulative changes in unrealized appreciation and depreciation for the three months ended May 31, 2015, were the following:

Three Months ended May 31, 2015

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation/ (Depreciation)	YTD Change in Unrealized Appreciation/ (Depreciation)
		($ in thousands)
Saratoga CLO	Other/Structured Finance Securities	15,173	16,860	1,687	609
Network Communications, Inc.	Common Stock	—	3,206	3,206	2,906
Network Communications, Inc.	Unsecured Notes	2,868	3,214	346	1,297
Smile Brands Group, Inc.	First Lien Term Loan	4,366	3,745	(621)	(406)

The $2.9 million and $1.3 million of unrealized appreciation in our investments in Network Communications, Inc. is due to the sale of the company to a third party and reflects the realization value pursuant to that transaction.

The $0.6 million unrealized appreciation in our investment in the Saratoga CLO was primarily due to a decline in the discount rate based on prevailing market conditions.

The most significant cumulative changes in unrealized appreciation and depreciation for the three months ended May 31, 2014, were the following:

Three Months ended May 31, 2014

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation/ (Depreciation)	YTD Change in Unrealized Appreciation/ (Depreciation)
		($ in thousands)
Saratoga CLO	Other/Structured Finance Securities	$16,556	$20,119	$3,563	$549
Elyria Foundry Company, LLC	First Lien Term Loan	8,860	5,721	(3,139)	(923)
USS Parent Holding Corp.	Voting Common Stock	3,026	4,510	1,484	(518)

The $0.5 million of unrealized appreciation in our investment in the Saratoga CLO subordinated notes was due to decline in the discount rate for CLO equity securities from fiscal year end.

The $0.9 million of unrealized depreciation in our investment in Elyria Foundry Company, LLC was due to a decline in oil and gas end markets from fiscal year end.

The $0.5 million of unrealized depreciation in our investment in the common stock of USS Parent Holding Corp. was due to a decline in the EBITDA multiple from fiscal year end used to determined equity value.

For the year ended February 28, 2015, our investments had net unrealized depreciation of $1.9 million versus net unrealized depreciation of $1.6 million for the year ended February 28, 2014. The most significant cumulative changes in unrealized appreciation and depreciation for the year ended February 28, 2015, were the following:

Fiscal year ended February 28, 2015

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation/ (Depreciation)	YTD Change in Unrealized Appreciation/ (Depreciation)
		($ in thousands)
Legacy Cabinets, Inc.	Common—Voting A-1	221	1,493	1,272	941
Targus Holdings, Inc.	Common	567	—	(567)	(730)
Saratoga CLO	Other/Structured Finance Securities	15,953	17,031	1,078	(1,935)

The $0.9 million of unrealized appreciation in our investment in Legacy Cabinets, Inc. was driven by significant fundamental growth, which increased the fair market value of the equity.

The $0.7 million of unrealized depreciation in our investment in Targus Holdings, Inc. was due to a decline in earnings resulting from weakened demand in the company’s end markets.

The $1.9 million unrealized depreciation in our investment in the Saratoga CLO was primarily due to a higher discount rate based on prevailing market conditions.

For the year ended February 28, 2014, our investments had a decrease in net unrealized depreciation of $1.6 million versus an increase in net unrealized appreciation of $7.0 million for the year ended February 28, 2013. The most significant cumulative changes in unrealized appreciation and depreciation for the year ended February 28, 2014, were the following:

Fiscal year ended February 28, 2014

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation/ (Depreciation)	YTD Change in Unrealized Appreciation/ (Depreciation)
		($ in thousands)
Saratoga CLO	Other/Structured Finance Securities	$16,556	$19,570	$3,014	$(3,558)
Targus Holdings, Inc.	Common Stock	567	730	163	(2,595)
USS Parent Holding Corp.	Voting Common Stock	3,026	5,028	2,002	2,162
Group Dekko, Inc.	Second Lien Term Loan	6,902	6,741	(161)	(56)
Elyria Foundry Company, LLC	Senior Secured Notes	8,860	6,645	(2,215)	(2,215)

For the year ended February 28, 2013, our investments had an increase in net unrealized appreciation of $7.0 million versus an increase in net unrealized appreciation of $19.8 million for the year ended February 29, 2012. The most significant cumulative changes in unrealized appreciation and depreciation for the year ended February 28, 2013, were the following:

Fiscal year ended February 28, 2013

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation/ (Depreciation)	YTD Change in Unrealized Appreciation/ (Depreciation)
		($ in thousands)
Saratoga CLO	Other/Structured Finance Securities	$18,945	$25,517	$6,572	$4,266
Targus Holdings, Inc.	Common Stock	567	3,325	2,758	649
USS Parent Holding Corp.	Voting Common Stock	3,026	2,866	(160)	641
Group Dekko, Inc.	Second Lien Term Loan	6,825	6,721	(104)	464
Worldwide Express Operations, LLC	First Lien Term Loan	6,461	6,504	43	352
Penton Media, Inc.	First Lien Term Loan	4,497	4,670	173	798

The $4.3 million net unrealized appreciation in our investment in the Saratoga CLO subordinated notes was due to higher cash flow projections based on an increase in principal balance and an improvement in the overcollateralization ratios, a decrease in the assumed portfolio default rate (based on better than forecast actual default rates and improved default forecasts) and an improvement in reinvestment assumptions based on current market conditions and projections.

Changes in net assets resulting from operations

For the three months ended May 31, 2015 and May 31, 2014, we recorded a net increase in net assets resulting from operations of $7.4 million and $1.8 million, respectively. Based on 5,422,491 weighted average common shares outstanding as of May 31, 2015, our per share net increase in net assets resulting from operations was $1.36 for the three months ended May 31, 2015. Based on 5,379,616 weighted average common shares outstanding as of May 31, 2014, our per share net increase in net assets resulting from operations was $0.33 for the three months ended May 31, 2014.

For the fiscal years ended February 28, 2015, February 28, 2014 and February 28, 2013 we recorded a net increase in net assets resulting from operations of $11.0 million, $8.5 million and $14.0 million, respectively. Based on 5,385,049 weighted average common shares outstanding as of February 28, 2015, our per share net increase in net assets resulting from operations was $2.04 for the fiscal year ended February 28, 2015. This compares to a per share net increase in net assets resulting from operations of $1.73 for the fiscal year ended February 28, 2014 (based on 4,920,517 weighted average common shares outstanding as of February 28, 2014), and a per share net increase in net assets resulting from operations of $3.42 for the fiscal year ended February 28, 2013 (based on 4,110,484 weighted average common shares outstanding as of February 28, 2013).

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

We intend to continue to generate cash primarily from cash flows from operations, including interest earned from our investments in debt in middle market companies, interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less, future borrowings and future offerings of securities.

Although we expect to fund the growth of our investment portfolio through the net proceeds from SBA debenture drawdowns and future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, we cannot assure you that our plans to raise capital will be successful. In this regard, because our common stock has historically traded at a price below our current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we have been and may continue to be limited in our ability to raise equity capital. Our stockholders approved a proposal at our annual meeting of stockholders held on September 30, 2014 that authorizes us to sell shares of our common stock at an offering price per share to investors that is not less than 85% of our then current net asset value per share in one or more offerings for a period ending on the earlier of September 30, 2015 or the date of our next annual meeting of stockholders. We would need stockholder approval of a similar proposal to issue shares below net asset value per share at any time after the earlier of September 30, 2015 or our next annual meeting of stockholders.

In addition, we intend to distribute to our stockholders substantially all of our taxable income in order to satisfy the distribution requirement applicable to RICs under Subchapter M of the Code. In satisfying this distribution requirement, we have in the past relied on IRS issued private letter rulings concluding that a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20% of the aggregate declared distribution. We may rely on these IRS private letter rulings in future periods to satisfy our RIC distribution requirement.

Also, as a BDC, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. Our asset coverage ratio, as defined in the 1940 Act, was 313.8% as of May 31, 2015, 321.1% as of February 28, 2015 and 348.2% as of February 28, 2014. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and other debt-related markets, which may or may not be available on favorable terms, if at all.

Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. Also, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Madison revolving credit facility

Below is a summary of the terms of the senior secured revolving credit facility we entered into with Madison Capital Funding (the “Credit Facility”) on June 30, 2010.

Availability. The Company can draw up to the lesser of (i) $40.0 million (the “Facility Amount”) and (ii) the product of the applicable advance rate (which varies from 50.0% to 75.0% depending on the type of loan asset) and the value, determined in accordance with the Credit Facility (the “Adjusted Borrowing Value”), of certain “eligible” loan assets pledged as security for the loan (the “Borrowing Base”), in each case less (a) the amount of any undrawn funding commitments the Company has under any loan asset and which are not covered by amounts in the Unfunded Exposure Account referred to below (the “Unfunded Exposure Amount”) and (b) outstanding borrowings. Each loan asset held by the Company as of the date on which the Credit Facility was closed was valued as of that date and each loan asset that the Company acquires after such date will be valued at the lowest of its fair value, its face value (excluding accrued interest) and the purchase price paid for such loan asset. Adjustments to the value of a loan asset will be made to reflect, among other things, changes in its fair value, a default by the obligor on the loan asset, insolvency of the obligor, acceleration of the loan asset, and certain modifications to the terms of the loan asset.

The Credit Facility contains limitations on the type of loan assets that are “eligible” to be included in the Borrowing Base and as to the concentration level of certain categories of loan assets in the Borrowing Base such as restrictions on geographic and industry concentrations, asset size and quality, payment frequency, status and terms, average life, and collateral interests. In addition, if an asset is to remain an “eligible” loan asset, the Company may not make changes to the payment, amortization, collateral and certain other terms of the loan assets without the consent of the administrative agent that will either result in subordination of the loan asset or be materially adverse to the lenders.

Collateral. The Credit Facility is secured by substantially all of the assets of the Company (other than assets held by our SBIC subsidiary) and includes the subordinated notes (“CLO Notes”) issued by Saratoga CLO and the Company’s rights under the CLO Management Agreement (as defined below).

Interest Rate and Fees. Under the Credit Facility, funds are borrowed from or through certain lenders at the greater of the prevailing LIBOR rate and 2.00%, plus an applicable margin of 5.50%. At the Company’s option, funds may be borrowed based on an alternative base rate, which in no event will be less than 3.00%, and the applicable margin over such alternative base rate is 4.50%. In addition, the Company pays the lenders a commitment fee of 0.75% per year on the unused amount of the Credit Facility for the duration of the Revolving Period (defined below). Accrued interest and commitment fees are payable monthly. The Company was also obligated to pay certain other fees to the lenders in connection with the closing of the Credit Facility.

Revolving Period and Maturity Date. The Company may make and repay borrowings under the Credit Facility for a period of three years following the closing of the Credit Facility (the “Revolving Period”). The Revolving Period may be terminated at an earlier time by the Company or, upon the occurrence of an event of default, by action of the lenders or automatically. All borrowings and other amounts payable under the Credit Facility are due and payable in full five years after the end of the Revolving Period.

Collateral Tests. It is a condition precedent to any borrowing under the Credit Facility that the principal amount outstanding under the Credit Facility, after giving effect to the proposed borrowings, not exceed the lesser of the Borrowing Base or the Facility Amount (the “Borrowing Base Test”). In addition to satisfying the Borrowing Base Test, the following tests must also be satisfied (together with Borrowing Base Test, the “Collateral Tests”):

•	Interest Coverage Ratio. The ratio (expressed as a percentage) of interest collections with respect to pledged loan assets, less certain fees and expenses relating to the Credit Facility, to accrued interest and commitment fees and any breakage costs payable to the lenders under the Credit Facility for the last 6 payment periods must equal at least 175.0%.

•	Overcollateralization Ratio. The ratio (expressed as a percentage) of the aggregate Adjusted Borrowing Value of “eligible” pledged loan assets plus the fair value of certain ineligible pledged loan assets and the CLO Notes (in each case, subject to certain adjustments) to outstanding borrowings under the Credit Facility plus the Unfunded Exposure Amount must equal at least 200.0%.

•	Weighted Average FMV Test. The aggregate adjusted or weighted value of “eligible” pledged loan assets as a percentage of the aggregate outstanding principal balance of “eligible” pledged loan assets must be equal to or greater than 72.0% and 80.0% during the one-year periods prior to the first and second anniversary of the closing date, respectively, and 85.0% at all times thereafter.

The Credit Facility also requires payment of outstanding borrowings or replacement of pledged loan assets upon the Company’s breach of its representation and warranty that pledged loan assets included in the Borrowing Base are “eligible” loan assets. Such payments or replacements must equal the lower of the amount by which the Borrowing Base is overstated as a result of such breach or any deficiency under the Collateral Tests at the time of repayment or replacement. Compliance with the Collateral Tests is also a condition to the discretionary sale of pledged loan assets by the Company.

Priority of Payments. During the Revolving Period, the priority of payments provisions of the Credit Facility require, after payment of specified fees and expenses and any necessary funding of the Unfunded Exposure Account, that collections of principal from the loan assets and, to the extent that these are insufficient, collections of interest from the loan assets, be applied on each payment date to payment of outstanding borrowings if the Borrowing Base Test, the Overcollateralization Ratio and the Interest Coverage Ratio would not otherwise be met. Similarly, following termination of the Revolving Period, collections of interest are required to be applied, after payment of certain fees and expenses, to cure any deficiencies in the Borrowing Base Test, the Interest Coverage Ratio and the Overcollateralization Ratio as of the relevant payment date.

Reserve Account. The Credit Facility requires the Company to set aside an amount equal to the sum of accrued interest, commitment fees and administrative agent fees due and payable on the next succeeding three payment dates (or corresponding to three payment periods). If for any monthly period during which fees and other payments accrue, the aggregate Adjusted Borrowing Value of “eligible” pledged loan assets which do not pay cash interest at least quarterly exceeds 15.0% of the aggregate Adjusted Borrowing Value of “eligible” pledged loan assets, the Company is required to set aside such interest and fees due and payable on the next succeeding six payment dates. Amounts in the reserve account can be applied solely to the payment of administrative agent fees, commitment fees, accrued and unpaid interest and any breakage costs payable to the lenders.

Unfunded Exposure Account. With respect to revolver or delayed draw loan assets, the Company is required to set aside in a designated account (the “Unfunded Exposure Account”) 100.0% of its outstanding and undrawn funding commitments with respect to such loan assets. The Unfunded Exposure Account is funded at the time the Company acquires a revolver or delayed draw loan asset and requests a related borrowing under the Credit Facility. The Unfunded Exposure Account is funded through a combination of proceeds of the requested borrowing and other Company funds, and if for any reason such amounts are insufficient, through application of the priority of payment provisions described above.

Operating Expenses. The priority of payments provision of the Credit Facility provides for the payment of certain operating expenses of the Company out of collections on principal and interest during the Revolving Period and out of collections on interest following the termination of the Revolving Period in accordance with the priority established in such provision. The operating expenses payable pursuant to the priority of payment provisions is limited to $350,000 for each monthly payment date or $2.5 million for the immediately preceding period of twelve consecutive monthly payment dates. This ceiling can be increased by the lesser of 5.0% or the percentage increase in the fair market value of all the Company’s assets only on the first monthly payment date to occur after each one-year anniversary following the closing of the Credit Facility. Upon the occurrence of a Manager Event (described below), the consent of the administrative agent is required in order to pay operating expenses through the priority of payments provision.

Events of Default. The Credit Facility contains certain negative covenants, customary representations and warranties and affirmative covenants and events of default. The Credit Facility does not contain grace periods for breach by the Company of certain covenants, including, without limitation, preservation of existence, negative pledge, change of name or jurisdiction and separate legal entity status of the Company covenants and certain other customary covenants. Other events of default under the Credit Facility include, among other things, the following:

•	an Interest Coverage Ratio of less than 150.0%;

•	an Overcollateralization Ratio of less than 175.0%;

•	the filing of certain ERISA or tax liens;

•	the occurrence of certain “Manager Events” such as:

•	failure by Saratoga Investment Advisors and its affiliates to maintain collectively, directly or indirectly, a cash equity investment in the Company in an amount equal to at least $5,000,000 at any time prior to the third anniversary of the closing date;

•	failure of the Management Agreement between Saratoga Investment Advisors and the Company to be in full force and effect;

•	indictment or conviction of Saratoga Investment Advisors or any “key person” for a felony offense, or any fraud, embezzlement or misappropriation of funds by Saratoga Investment Advisors or any “key person” and, in the case of “key persons,” without a reputable, experienced individual reasonably satisfactory to Madison Capital Funding appointed to replace such key person within 30 days;

•	resignation, termination, disability or death of a “key person” or failure of any “key person” to provide active participation in Saratoga Investment Advisors’ daily activities, all without a reputable, experienced individual reasonably satisfactory to Madison Capital Funding appointed within 30 days; or

•	occurrence of any event constituting “cause” under the Collateral Management Agreement between the Company and Saratoga CLO (the “CLO Management Agreement”), delivery of a notice under Section 12(c) of the CLO Management Agreement with respect to the removal of the Company as collateral manager or the Company ceases to act as collateral manager under the CLO Management Agreement.

Conditions to Acquisitions and Pledges of Loan Assets. The Credit Facility imposes certain additional conditions to the acquisition and pledge of additional loan assets. Among other things, the Company may not acquire additional loan assets without the prior written consent of the administrative agent until such time that the administrative agent indicates in writing its satisfaction with Saratoga Investment Advisors’ policies, personnel and processes relating to the loan assets.

Fees and Expenses. The Company paid certain fees and reimbursed Madison Capital Funding for the aggregate amount of all documented, out-of-pocket costs and expenses, including the reasonable fees and expenses of lawyers, incurred by Madison Capital Funding in connection with the Credit Facility and the carrying out of any and all acts contemplated thereunder up to and as of the date of closing of the stock purchase transaction with Saratoga Investment Advisors and certain of its affiliates. These amounts totaled $2.0 million.

On February 24, 2012, we amended our senior secured revolving credit facility with Madison Capital Funding LLC to, among other things:

•	expand the borrowing capacity under the credit facility from $40.0 million to $45.0 million;

•	extend the Revolving Period from July 30, 2013 to February 24, 2015; and

•	remove the condition that we may not acquire additional loan assets without the prior written consent of the administrative agent.

On September 17, 2014, we entered into a second amendment to the Revolving Facility with Madison Capital Funding LLC to, among other things:

•	extend the commitment termination date from February 24, 2015 to September 17, 2017;

•	extend the maturity date of the Revolving Facility from February 24, 2020 to September 17, 2022 (unless terminated sooner upon certain events);

•	reduce the applicable margin rate on base rate borrowings from 4.50% to 3.75%, and on LIBOR borrowings from 5.50% to 4.75%; and

•	reduce the floor on base rate borrowings from 3.00% to 2.25%; and on LIBOR borrowings from 2.00% to 1.25%.

As of May 31, 2015, we had $11.8 million outstanding under the Credit Facility and $79.0 million SBA-guaranteed debentures outstanding (which are discussed below). As of February 28, 2015, we had $9.6 million outstanding under the Credit Facility and $79.0 million SBA-guaranteed debentures outstanding. Our borrowing base under the Credit Facility at May 31, 2015 and February 28, 2015 was $35.5 million and $36.3 million, respectively.

Our asset coverage ratio, as defined in the 1940 Act, was 313.8% as of May 31, 2015 and 321.1% as of February 28, 2015.

As of February 28, 2015, we had $9.6 million outstanding under the Credit Facility and $79.0 million SBA-guaranteed debentures outstanding (which are discussed below). As of February 28, 2014, we had no outstanding balance under the Credit Facility and $50.0 million SBA-guaranteed debentures outstanding. Our borrowing base under the Credit Facility at February 28, 2015 and February 28, 2014 was $36.3 million and $44.6 million, respectively.

Our asset coverage ratio, as defined in the 1940 Act, was 321.1% and 348.2% for the years ended February 28, 2015 and February 28, 2014, respectively.

SBA-guaranteed debentures

In addition, we, through a wholly-owned subsidiary, sought and obtained a license from the SBA to operate an SBIC. In this regard, on March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP, received a license from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of February 28, 2015, our SBIC subsidiary had $59.3 million in regulatory capital and $79.0 million SBA-guaranteed debentures outstanding.

We received exemptive relief from the Securities and Exchange Commission to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $150 million more than we would otherwise be able to absent the receipt of this exemptive relief.

On April 3, 2015, the SBA issued a “green light” or “go forth” letter inviting us to continue our application process to obtain a license to form and operate a second SBIC subsidiary. If approved, a second SBIC license would provide us an incremental source of long-term capital by permitting us to issue $75 million of additional SBA-guaranteed debentures in addition to the $150 million already approved under the first license. Receipt of a green light letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license and we have received no assurance or indication from the SBA that we will receive an SBIC license, or of the timeframe in which it would receive a license, should one be granted.

Unsecured notes

In May 2013, we issued $48.3 million in aggregate principal amount of our 7.50% unsecured notes due 2020 for net proceeds of $46.1 million after deducting underwriting commissions of $1.9 million and offering costs of $0.3 million. The proceeds included the underwriters’ full exercise of their overallotment option. Interest on these notes is paid quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, at a rate of 7.50% per year, beginning August 15, 2013. The notes mature on May 31, 2020 and may be redeemed in whole or in part at any time or from time to time at our option on or after May 31, 2016. In connection with the issuance of the notes, we agreed to the following covenants for the period of time during which the notes are outstanding:

•	we will not violate (whether or not we are subject to) Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings.

•	we will not violate (regardless of whether we are subject to) Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the BDC’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Currently these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.

The Notes are listed on the NYSE under the trading symbol “SAQ” with a par value of $25.00 per note.

From May 29, 2015 through July 16, 2015, the Company sold 227,863 Notes in an aggregate principal amount of $5,696,575 at an average price of $25.32 for aggregate net proceeds of $5,653,305 (net of transaction costs).

At May 31, 2015 and February 28, 2015, the fair value of investments, cash and cash equivalents and cash and cash equivalents, securitization accounts were as follows:

	At May 31, 2015		At February 28, 2015
	Fair Value	Percent of Total	Fair Value	Percent of Total
	($ in thousands)
Cash and cash equivalents	$699	0.3%	$1,888	0.7%
Cash and cash equivalents, securitization accounts	5,864	2.2	18,175	7.0
Syndicated loans	17,794	6.6	18,302	7.0
First lien term loans	157,072	58.3	145,207	55.7
Second lien term loans	40,551	15.1	35,603	13.7
Unsecured notes	5,861	2.2	4,230	1.7
Structured finance securities	16,860	6.2	17,031	6.5
Equity Interest	24,606	9.1	20,165	7.7

Total	$269,307	100.0%	$260,601	100.0%

At February 28, 2015 and February 28, 2014, the fair value of investments, cash and cash equivalents and cash and cash equivalents, securitization accounts were as follows:

	At February 28, 2015		At February 28, 2014
	Fair Value	Percent of Total	Fair Value	Percent of Total
	($ in thousands)
Cash and cash equivalents	$1,888	0.7%	$3,294	1.6%
Cash and cash equivalents, securitization accounts	18,175	7.0	3,293	1.6
Syndicated loans	18,302	7.0	32,390	15.2
First lien term loans	145,207	55.7	110,278	51.9
Second lien term loans	35,603	13.7	27,804	13.1
Unsecured notes	4,230	1.7	5,471	2.6
Structured finance securities	17,031	6.5	19,570	9.2
Equity Interest	20,165	7.7	10,332	4.8

Total	$260,601	100.0%	$212,432	100.0%

On July 8, 2015 the Company declared a dividend of $0.33 per share payable for the fiscal quarter ended May 31, 2015 to all stockholders of record at the close of business on August 3, 2015. Shareholders will have the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to the Company’s dividend reinvestment plan.

On May 14, 2015, the Company declared a dividend of $1.00 per share payable on June 5, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our dividend reinvestment plan. Based on shareholder elections, the dividend consisted of approximately $3.4 million in cash and 126,230 newly issued shares of common stock.

On April 9, 2015, the Company declared a dividend of $0.27 per share payable for the fiscal quarter ended February 28, 2015, payable on May 29, 2015 to all stockholders of record at the close of business on May 4, 2015. Shareholders will have the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to the Company’s dividend reinvestment plan.

On September 24, 2014, the Company declared a dividend of $0.22 per share payable on February 27, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.8 million in cash and 26,858 newly issued shares of common stock, or 0.5% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $14.97 per share, which equaled the volume weighted average trading price per share of the common stock on February 13, 17, 18, 19, 20, 23, 24, 25, 26 and 27, 2015.

Also on September 24, 2014, the Company declared a dividend of $0.18 per share payable on November 28, 2014. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.6 million in cash and 22,283 newly issued shares of common stock, or 0.4% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $14.37 per share, which equaled the volume weighted average trading price per share of the common stock on November 14, 17, 18, 19, 20, 21, 24, 25, 26 and 28, 2014.

On October 30, 2013, our board of directors declared a dividend of $2.65 per share payable on December 27, 2013, to common stockholders of record on November 13, 2013. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately

$2.5 million or $0.53 per share. This dividend was declared in reliance on certain private letter rulings issued by the IRS concluding that a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution.

Based on shareholder elections, the dividend consisted of approximately $2.5 million in cash and 649,500 shares of common stock, or 13.7% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.439 per share, which equaled the volume weighted average trading price per share of the common stock on December 11, 13, and 16, 2013.

On November 9, 2012, our board of directors declared a dividend of $4.25 per share payable on December 31, 2012, to common stockholders of record on November 20, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $3.3 million or $0.85 per share.

Based on shareholder elections, the dividend consisted of $3.3 million in cash and 853,455 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.444 per share, which equaled the volume weighted average trading price per share of the common stock on December 14, 17 and 19, 2012.

On November 15, 2011, our board of directors declared a dividend of $3.00 per share payable on December 30, 2011, to common stockholders of record on November 25, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.0 million or $0.60 per share.

Based on shareholder elections, the dividend consisted of $2.0 million in cash and 599,584 shares of common stock, or 18.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.117067 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2011.

On November 12, 2010, our board of directors declared a dividend of $4.40 per share to shareholders payable in cash or shares of our common stock, in accordance with the provisions of the IRS Revenue Procedure 2010-12, which allows a publicly-traded regulated investment company to satisfy its distribution requirements with a distribution paid partly in common stock provided that at least 10.0% of the distribution is payable in cash. The dividend was paid on December 29, 2010 to common shareholders of record on November 19, 2010.

Based on shareholder elections, the dividend consisted of $1.2 million in cash and 596,235 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 10.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $17.8049 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2010.

On November 13, 2009, our board of directors declared a dividend of $18.25 per share payable on December 31, 2009, to common stockholders of record on November 25, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $0.25 per share.

Based on shareholder elections, the dividend consisted of $2.1 million in cash and 8,648,725 shares of common stock, or 104.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 13.7% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $1.5099 per share, which equaled the volume weighted average trading price per share of the common stock on December 24 and 28, 2009.

We cannot provide any assurance that these measures will provide sufficient sources of liquidity to support our operations and growth.

Contractual obligations

The following table shows our payment obligations for repayment of debt and other contractual obligations at May 31, 2015:

		Payment Due by Period
	Total	Less Than 1 Year	1 -3 Years	3 -5 Years	More Than 5 Years
	($ in thousands)
Long-Term Debt Obligations	$139,100	$—	$—	$48,300	$90,800

The following table shows our payment obligations for repayment of debt and other contractual obligations at February 28, 2015:

		Payment Due by Period
	Total	Less Than 1 Year	1 -3 Years	3 -5 Years	More Than 5 Years
	($ in thousands)
Long-Term Debt Obligations	$136,900	$—	$—	$—	$136,900

Off-balance sheet arrangements

The Company’s off-balance sheet arrangements consisted of $11.2 million and $11.2 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of May 31, 2015 and February 28, 2015, respectively. Such commitments are generally up to the Company’s discretion to approve, or the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company’s Consolidated Statement of Assets and Liabilities and are not reflected in the Company’s Consolidated Statements of Assets and Liabilities.

A summary of the composition of the unfunded commitments as of May 31, 2015 and February 28, 2015 is shown in the table below (dollars in thousands):

	As of
	May 31, 2015	February 28, 2015
Bristol Hospice, LLC	$7,500	$7,500
HMN Holdco, LLC	2,400	2,400
Avionte Holdings, LLC	1,000	1,000
Knowland Technology Holdings, L.L.C	300	300

Total	$11,200	$11,200

The Company’s off-balance sheet arrangements consisted of $11.2 million and $12.2 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of February 28, 2015 and 2014, respectively. Such commitments are generally up to the Company’s discretion to approve, or the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company’s Consolidated Statement of Assets and Liabilities and are not reflected in the Company’s Consolidated Statements of Assets and Liabilities.

A summary of the composition of the unfunded commitments as of February 28, 2015 and 2014 is shown in the table below (dollars in thousands):

	As of
	February 28, 2015	February 28, 2014
Bristol Hospice, LLC	$7,500	$7,500
HMN Holdco, LLC	2,400	—
Avionte Holdings, LLC	1,000	1,000
Knowland Technology Holdings, L.L.C.	300	—
Easy Ice, LLC	—	3,000
Oceans Acquisition, Inc.	—	500
Community Investors, Inc.	—	167

Total	$11,200	$12,167

On July 10, 2014, our board of directors appointed Henri J. Steenkamp to serve as our Chief Financial Officer and Chief Compliance Officer. As previously disclosed, Mr. Steenkamp was previously appointed to serve as our Interim Chief Financial Officer and Interim Chief Compliance Officer on March 4, 2014.

On July 10, 2014, our board of directors, including a majority of the independent directors, approved the annual continuation of our investment advisory and management agreement with Saratoga Investment Advisors, LLC. Our board of directors also approved the renewal of the administration agreement with Saratoga Investment Advisors, LLC for an additional one-year term and determined to maintain the cap on the payment or reimbursement of expenses by us thereunder to $1.0 million for the additional one-year term.

SENIOR SECURITIES

(dollar amounts in thousands, except per share data)

Information about our senior securities is shown in the following table as of February 28/29 for the fiscal years indicated in the table, unless otherwise noted. Ernst & Young LLP’s report on the table, as of February 28, 2015, is attached as an exhibit to the registration statement of which this prospectus is a part. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial condition, liquidity and capital resources” for more detailed information regarding the senior securities.

Class and Year(1)(2)	Total Amount Outstanding Exclusive of Treasury Securities(3)	Asset Coverage per Unit(4)	Involuntary Liquidating Preference per Share(5)	Average Market Value per Share(6)
	(in thousands)
Credit Facility with Madison Capital Funding
Fiscal year 2016 (as of May 31, 2015, unaudited)(7)	$11,800	$3,055	—	N/A
Fiscal year 2015	$9,600	$3,117	—	N/A
Fiscal year 2014	$—	$3,348	—	N/A
Fiscal year 2013	$24,300	$5,421	—	N/A
Fiscal year 2012 (as of February 29, 2012)	$20,000	$5,834	—	N/A
Fiscal year 2011 (as of February 28, 2011)	$4,500	$20,077	—	N/A
Fiscal year 2010 (as of February 28, 2010)	$—	$—	—	N/A
Fiscal year 2009 (as of February 28, 2009)	$—	$—	—	N/A
Fiscal year 2008 (as of February 29, 2008)	$—	$—	—	N/A
Fiscal year 2007 (as of February 28, 2007)	$—	$—	—	—
7.50% Notes due 2020
Fiscal year 2016 (as of May 31, 2015, unaudited)(7)	$48,300	$3,055		$25.81	(8)
Fiscal year 2015	$48,300	$3,117	—	$25.46	(8)
Fiscal year 2014	$48,300	$3,348	—	$25.18	(8)
Fiscal year 2013	$—	$—	—	N/A
Fiscal year 2012 (as of February 29, 2012)	$—	$—	—	N/A
Fiscal year 2011 (as of February 28, 2011)	$—	$—	—	N/A
Fiscal year 2010 (as of February 28, 2010)	$—	$—	—	N/A
Fiscal year 2009 (as of February 28, 2009)	$—	$—	—	N/A
Fiscal year 2008 (as of February 29, 2008)	$—	$—	—	N/A
Fiscal year 2007 (as of February 28, 2007)	$—	$—	—	—

(1)	We have excluded our SBA-guaranteed debentures from this table because the SEC has granted us exemptive relief that permits us to exclude such debentures from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”
(2)	This table does not include the senior securities of our predecessor entity, GSC Investment Corp., relating to a revolving securitized credit facility with Deutsche Bank, in light of the fact that the Company was under different management during the time that such credit facility was outstanding.
(3)	Total amount of senior securities outstanding at the end of the period presented.
(4)	Asset coverage per unit is the ratio of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness, calculated on a total basis.
(5)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.
(6)	Not applicable for credit facility because not registered for public trading.
(7)	(Unaudited) Total amount outstanding as of July 16, 2015, including our Credit Facility, Notes and SBA-guaranteed debentures, was $139.0 million.
(8)	Based on the average daily trading price of the Notes on the NYSE.

BUSINESS

General

We are a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by private U.S. middle-market companies, which we define as companies having annual EBITDA (earnings before interest, taxes, depreciation and amortization) of $5 million and $50 million, both through direct lending and through participation in loan syndicates. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments. We are externally managed and advised by Saratoga Investment Advisors, LLC, a New York-based investment firm affiliated with Saratoga Partners, a middle market private equity investment firm.

Our portfolio is comprised primarily of investments in leveraged loans (both first and second lien term loans) issued by middle market companies. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt which are issued by companies with below investment grade or “junk” ratings or, if not rated, would be rated below investment grade or “junk” and, as a result, carry a higher risk of default. Leveraged loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. Term loans are loans that do not allow the borrowers to repay all or a portion of the loans prior to maturity and then re-borrow such repaid amounts under the loan again. We also purchase mezzanine debt and make equity investments in middle market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company. As of May 31, 2015, 37.53% of our debt portfolio at fair value consisted of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity.

Substantially all of the debt investments held in our portfolio hold a non-investment grade rating by one or more rating agencies (which non-investment grade debt is commonly referred to as “high yield” and “junk” debt) or, if not rated, would be rated below investment grade or “junk” if rated. In addition, 62.47% of our debt investments at May 31, 2015, had variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate. As a result, significant increases in such benchmarks in the future may make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

While our primary focus is to generate current income and capital appreciation from our debt and equity investments in middle market companies, we may invest up to 30.0% of our portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, including securities of companies in bankruptcy, foreign debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds.

As of May 31, 2015, we had total assets of $272.8 million and investments in 35 portfolio companies and an additional investment in the subordinated notes of one collateralized loan obligation fund, Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”), which investment had a fair value of $16.9 million as of May 31, 2015. Our overall portfolio composition as of May 31, 2015 consisted of 6.8% of syndicated loans, 59.8% of first lien term loans, 15.4% of second lien term loans, 2.2% of unsecured notes, 6.4% of subordinated notes of Saratoga CLO and 9.4% of common equity. As of May 31, 2015 the weighted average yield on all of our debt investments, including our investment in the subordinated notes of Saratoga CLO, was approximately 12.0%. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders and, among other things, is calculated before the payment of our fees and expenses. As of May 31, 2015, approximately 98% of our first lien debt investments, which comprises 59.8% of our portfolio, were fully collateralized in the sense that the portfolio companies in which we held such investments had an asset coverage equal to or greater than the principal amount of the related debt investment. Even though these loans are fully collateralized as is the case with the liens on our debt investments, there can be no assurance that the value of collateral will be sufficient to allow the portfolio company repay our first lien debt investments in the event of its default on our investment. Our investment in the subordinated notes of Saratoga CLO represents a first loss position in a portfolio that, at May 31, 2015, was composed of $306.6 million in aggregate principal amount of predominantly senior secured first lien term loans. A first loss position means that we will suffer the first economic losses if losses are incurred on loans held by the Saratoga CLO. As a result, this investment is subject to unique risks. See Part I, Item 1A. “Risk Factors—Our investment in Saratoga CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility.”

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). As a BDC, we are required to comply with various regulatory requirements, including limitations on our use of debt. We finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after such borrowing. Pursuant to the 200.0% asset coverage ratio limitation, we are permitted to borrow one dollar to make investments for every dollar we have in assets less all liabilities and indebtedness not represented by preferred stock or debt securities issued by us or loans obtained by us so that for every one dollar of outstanding indebtedness we have two dollars of assets.

We have elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

In addition, we have a wholly-owned subsidiary that is licensed as a small business investment company (“SBIC”) and regulated by the Small Business Administration (“SBA”). See “Item 1. Business—Regulation—Small Business Investment Company Regulations.” The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the 200.0% asset coverage ratio we are required to maintain under the 1940 Act. This allows us increased flexibility under the 200.0% asset coverage test by permitting us to borrow up to $150.0 million more than we would otherwise be able to absent the receipt of this exemptive relief.

Corporate History and Information

We commenced operations, at the time known as GSC Investment Corp., on March 23, 2007 and completed an initial public offering of shares of common stock on March 28, 2007. Prior to July 30, 2010, we were externally managed and advised by GSCP (NJ), L.P., an entity affiliated with GSC Group, Inc. In connection with the consummation of a recapitalization transaction on July 30, 2010, we engaged Saratoga Investment Advisors (“SIA”) to replace GSCP (NJ), L.P. as our investment adviser and changed our name to Saratoga Investment Corp.

The recapitalization transaction consisted of (i) the private sale of 986,842 shares of our common stock for $15.0 million in aggregate purchase price to Saratoga Investment Advisors and certain of its affiliates and (ii) the entry into a $40.0 million senior secured revolving credit facility with Madison Capital Funding LLC (the “Credit Facility”). We used the net proceeds from the private sale of shares of our common stock and a portion of the funds available to us under the Credit Facility to pay the full amount of principal and accrued interest, including default interest, outstanding under our revolving securitized credit facility with Deutsche Bank AG, New York Branch. Specifically, in July 2009, we had exceeded permissible borrowing limits under the revolving securitized credit facility with Deutsche Bank, which resulted in an event of default under the revolving securitized credit facility. As a result of the event of default, Deutsche Bank had the right to accelerate repayment of the outstanding indebtedness under the revolving securitized credit facility and to foreclose and liquidate the collateral pledged under the revolving securitized credit facility. The revolving securitized credit facility with Deutsche Bank was terminated in connection with our payment of all amounts outstanding thereunder on July 30, 2010. In January 2011, we registered for public resale by Saratoga Investment Advisors and certain of its affiliates the 986,842 shares of our common stock issued to them in the recapitalization.

On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP, received an SBIC license from the SBA.

Our corporate offices are located at 535 Madison Avenue, New York, New York 10022. Our telephone number is (212) 906-7800. We maintain a website on the Internet at www.saratogainvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Saratoga Investment Advisors

General

Our investment adviser was formed in 2010 as a Delaware limited liability company and became our investment adviser in July 2010. Our investment adviser is led by four principals, Christian L. Oberbeck, Michael J. Grisius, Thomas V. Inglesby, and Charles G. Phillips, with 26, 24, 27 and 17 years of experience in leveraged finance, respectively. Our investment adviser is affiliated with Saratoga Partners, a middle market private equity investment firm. Saratoga Partners was established in 1984 to be the middle market private investment arm of Dillon Read & Co. Inc. and has been independent of Dillon Read since 1998. Saratoga Partners has a 28-year history of private investments in middle market companies and focuses on public and private equity, preferred stock, and senior and mezzanine debt investments.

Our Relationship with Saratoga Investment Advisors

We utilize the personnel, infrastructure, relationships and experience of Saratoga Investment Advisors to enhance the growth of our business. We currently have no employees and each of our executive officers is also an officer of Saratoga Investment Advisors.

We have entered into an investment advisory and management agreement (the “Management Agreement”) with Saratoga Investment Advisors. Pursuant to the 1940 Act, the initial term of the Management Agreement was for two years from its effective date of July 30, 2010, with automatic, one-year renewals, subject to approval by our board of directors, a majority of whom must be our independent directors. On July 8, 2015, our board of directors approved the renewal of the Management Agreement for an additional one-year term at an in-person meeting. Pursuant to the Management Agreement, Saratoga Investment Advisors implements our business strategy on a day-to-day basis and performs certain services for us under the direction of our board of directors. Saratoga Investment Advisors is responsible for, among other duties, performing all of our day-to-day functions, determining investment criteria, sourcing, analyzing and executing investments, asset sales, financings and performing asset management duties.

Saratoga Investment Advisors has formed an investment committee to advise and consult with its senior management team with respect to our investment policies, investment portfolio holdings, financing and leveraging strategies and investment guidelines. We believe that the collective experience of the investment committee members across a variety of fixed income asset classes will benefit us. The investment committee must unanimously approve all investments in excess of $1.0 million made by us. In addition, all sales of our investments must be approved by all four of our investment committee members. The current members of the investment committee are Messrs. Oberbeck, Grisius, Inglesby, and Phillips.

We pay Saratoga Investment Advisors a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets which includes assets purchased with borrowed funds but excludes cash and cash equivalents. As a result, Saratoga Investment Advisors will benefit as we incur debt or use leverage to purchase assets. Our board of directors will monitor the conflicts presented by this compensation structure by approving the amount of leverage that we may incur.

In addition to the base management fee, we pay Saratoga Investment Advisors an incentive fee which consists of two parts. First, we pay Saratoga Investment Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee income does not exceed a fixed “hurdle rate” of 1.875% per quarter (7.5% annualized); and

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter (9.376% annualized) is payable to the investment adviser. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.344%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20.0% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 2.344% in any fiscal quarter. Notwithstanding the foregoing, with respect to any period ending on or prior to December 31, 2010, our investment adviser was only entitled to 20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeded 1.875% in any fiscal quarter (7.5% annualized) without any catch-up provision; and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20.0% of all pre-incentive fee net investment income thereafter is allocated to the investment adviser).

Pre-incentive fee net investment income means interest income, dividend income and other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies) earned during the calendar quarter, minus our operating expenses for the quarter.

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Management Agreement) and equals 20.0% of our “incentive fee capital gains,” which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the fiscal year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Importantly, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20.0% of incentive fee capital gains that arise after May 31, 2010. In addition, for the purpose of the “incentive fee capital gains” calculations, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date.

We have also entered into a separate administration agreement with Saratoga Investment Advisors pursuant to which Saratoga Investment Advisors furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services. The administration agreement had an initial term of two years from its effective date of July 30, 2010, with automatic one-year renewals, subject to approval by our board of directors, a majority of whom must be our independent directors. From the date of its initial approval and for subsequent annual renewals, the amount payable by us under the administration agreement was capped at $1.0 million for each annual term of the agreement. On July 8, 2015, our board of directors approved the renewal of the Administration

Agreement for an additional one-year term and determined to increase the cap on the payment or reimbursement of expenses by us thereunder to $1.3 million for the additional one-year term. In addition, our board of directors intends to review the new cap in the next three to six months to determine whether it should be further adjusted in light of differences between our projected and actual expenses and other similar factors. Under the administration agreement, Saratoga Investment Advisors also performs, or oversees the performance of our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain, preparing reports for our stockholders and reports required to be filed with the SEC. Payments under the administration agreement will be equal to an amount based upon the allocable portion of Saratoga Investment Advisors’ overhead in performing its obligations under the administration agreement, including rent and the allocable portion of the cost of our officers and their respective staffs relating to the performance of services under the administration agreement.

Investments

Our portfolio is comprised primarily of investments in leveraged loans (both first and second lien term loans) issued by middle market companies. Investments in middle market companies are generally less liquid than equivalent investments in companies with larger capitalizations. These investments are sourced in both the primary and secondary markets through a network of relationships with commercial and investment banks, commercial finance companies and financial sponsors. The leveraged loans that we purchase are generally used to finance buyouts, acquisitions, growth, recapitalizations and other types of transactions. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt which are issued by companies with below investment grade or “junk” ratings or, if not rated, would be rated below investment grade or “junk” and, as a result, carry a higher risk of default. Leveraged loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. For a discussion of the risks pertaining to our secured investments, see Part I, Item 1A. “Risk Factors—Our investments may be risky, and you could lose all or part of your investment.”

As part of our long-term strategy, we also purchase mezzanine debt and make equity investments in middle market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company. See Part I, Item 1A. “Risk Factors—If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies defaults on their indebtedness.”

As a BDC, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70.0% of our total assets in assets of the type listed in section 55(a) of the 1940 Act, including securities of U.S. operating companies whose securities are not listed on a national securities exchange (i.e., New York Stock Exchange, NYSE MKT and The NASDAQ Stock Market), U.S. operating companies with listed securities that have market capitalizations of less than $250.0 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less, which we refer to as “qualifying assets.”

While our primary focus is to generate current income and capital appreciation from our debt and equity investments in middle market companies, we may invest up to 30.0% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds.

Leveraged loans

Our leveraged loan portfolio is comprised primarily of first lien and second lien term loans. First lien term loans are secured by a first priority perfected security interest on all or substantially all of the assets of the borrower and typically include a first priority pledge of the capital stock of the borrower. First lien term loans hold a first priority with regard to right of payment. Generally, first lien term loans offer floating rate interest payments, have a stated maturity of five to seven years, and have a fixed amortization schedule. First lien term loans generally have restrictive financial and negative covenants. Second lien term loans are secured by a second priority perfected security interest on all or substantially all of the assets of the borrower and typically include a second priority pledge of the capital stock of the borrower. Second lien term loans hold a second priority with regard to right of payment. Second lien term loans offer either floating rate or fixed rate interest payments, generally have a stated maturity of five to eight years, and may or may not have a fixed amortization schedule. Second lien term loans that do not have fixed amortization schedules require payment of the principal amount of the loan upon the maturity date of the loan. Second lien term loans have less restrictive financial and negative covenants than those that govern first lien term loans.

Mezzanine debt

Mezzanine debt usually ranks subordinate in priority of payment to senior debt and is often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrowers’ capital structure. Mezzanine debt typically has fixed rate interest payments and a stated maturity of six to eight years and does not have fixed amortization schedules.

In some cases, our debt investments may provide for a portion of the interest payable to be paid-in-kind interest (“PIK”). To the extent interest is paid-in-kind, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation.

Equity Investments

Equity investments may consist of preferred equity that is expected to pay dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity generally has a preference over common equity as to distributions on liquidation and dividends. In some cases, we may acquire common equity. In general, our equity investments are not control-oriented investments and we expect that in many cases we will acquire equity securities as part of a group of private equity investors in which we are not the lead investor.

Opportunistic Investments

Opportunistic investments may include investments in distressed debt, which may include securities of companies in bankruptcy, debt and equity securities of public companies that are not thinly traded, emerging market debt, structured finance vehicles such as collateralized loan obligation funds and debt of middle market companies located outside the United States.

On January 22, 2008, GSC Group, Inc., as asset manager, with Lehman Brothers raising the financing, entered into a collateral management agreement with Saratoga CLO. Saratoga CLO was structured with five tranches of debt, plus residual notes. Saratoga CLO’s five tranches of debt was purchased by a wide variety of CLO debt market participants. In addition, we purchased for $30.0 million all of the outstanding subordinated notes of Saratoga CLO.

Pursuant to its terms, the investment period for Saratoga CLO ended in January 2013, and certain restrictions in such terms prevented portfolio reinvestment. As a result, the Company determined that it was in its best interest to refinance Saratoga CLO given the fee income it receives for managing Saratoga CLO. The Company did not originate any of the loan assets included in the formation of Saratoga CLO, nor has it done so since the subsequent refinancing transaction. Moreover, the Company does not expect to originate any of the loans in the Saratoga CLO portfolio prospectively. The Company has from time to time co-invested in loans with the Saratoga CLO. The Company currently has no co-investments between it and Saratoga CLO.

With respect to our advisory services to Saratoga CLO, and in particular the underwriting standards used when determining which investments qualify for inclusion in the Saratoga CLO, they are substantially similar to the process employed in selecting the Company’s investments. All of the credit metrics for a Saratoga CLO investment are reviewed and documented in the same manner as they would be for an investment for the Company, with some minor differences. For example, the Saratoga CLO investment process also includes the

Standard & Poors and Moody’s review of the loan investment and the assigned corporate ratings, in addition to the Standard & Poors recovery rate analysis, which typically does not apply to a prospective investment of the Company. Lastly, a Saratoga CLO investment also considers the likely secondary liquidity of the loan in considering the investment, whereas the Company’s investments are generally illiquid.

Saratoga CLO was refinanced in October 2013 and its reinvestment period ends in October 2016. After the reinvestment period ends in October 2016, the Company will consider refinancing the Saratoga CLO, subject to market conditions. A refinancing transaction entails finding existing and new investors that are willing to provide debt financing to Saratoga CLO on terms that are acceptable to it and in an amount sufficient to allow it to repay all of its existing debt holders. If Saratoga CLO is unable to refinance its indebtedness by October 2016, then Saratoga CLO will be required to use investment repayments by portfolio companies received thereafter to repay its outstanding indebtedness and ultimately liquidate Saratoga CLO.

The terms of the subordinated notes of Saratoga CLO entitles the Company to the residual net interest income in Saratoga CLO, which are paid on a quarterly basis after payment of all expenses, assuming that the Saratoga CLO remains in compliance with its various debt and rating agency compliance tests. The Company’s investment in the subordinated notes of Saratoga CLO can be sold or transferred at any time. The Company has held 100% of the subordinated notes of Saratoga CLO since the inception of Saratoga CLO.

Generally, the interests of the holders of the various classes of securities issued by the Saratoga CLO are aligned with the interests of the Company as holder of the subordinated notes. The investors in the various debt tranches of the securities issued by the Saratoga CLO are interested in the regular payment of interest income from the Saratoga CLO and the overcollateralization of the underlying loan assets relative to the Saratoga CLO debt issued. On the other hand, the subordinated note holders might prefer purchasing higher yielding riskier assets that could increase returns while the returns of the holders of the debt securities remain unchanged.

With respect to the collateral management agreement that the Company has entered into with Saratoga CLO, while the agreement is similar to the investment advisory and management agreement between the Company and Saratoga Investment Advisors in that it is an asset management agreement, there are material differences between the two. For example, pursuant to Section 15 of the 1940 Act, the investment advisory and management agreement with Saratoga Investment Advisors has an initial term of two years, with annual renewals to be approved by the Company’s Board of Directors. The contract can be terminated by the Company’s Board of Directors or stockholders with 60 days’ notice, with no penalty for termination. The collateral management agreement that the Company has entered into with Saratoga CLO, on the other hand, has no renewal requirement, and can be terminated without cause with the approval of two-thirds of each of the class of CLO securities, excluding votes from interested noteholders. Furthermore, the Saratoga CLO collateral management agreement cannot be terminated with cause without the approval of a majority of all of the CLO security holders voting collectively, excluding votes from interested noteholders. If the Saratoga CLO collateral management agreement is terminated, the manager remains in place until a new manager is appointed by the issuer at the direction of a majority of the noteholders, and so long as such replacement is not rejected within 20 days by the most senior class of the Saratoga CLO securities. We receive a senior collateral management fee of 0.25% and a subordinate collateral management fee of 0.25% of the outstanding principal amount of Saratoga CLO’s assets, paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20.0% of excess cash flow to the extent the Saratoga CLO subordinated notes receive an internal rate of return equal to or greater than 12.0%.

The securities issued by the Saratoga CLO do not have any external credit enhancement features that would minimize the potential losses to the subordinated notes. Saratoga CLO recognized a loss of approximately $2.8 million in October 2013 upon the refinancing as a result of the legal and accounting costs associated with the refinancing and the divestiture of certain Saratoga CLO loans not eligible for the refinanced Saratoga CLO. The cost of the refinancing was effectively borne by the Company as the holder of the subordinated notes in Saratoga CLO. The indenture for the Saratoga CLO does not contemplate the issuance of additional securities while the existing Saratoga CLO securities remain outstanding. The indenture could be amended to allow the issuance of additional securities, which would require consents of the holders of the Saratoga CLO debt securities and the approval of the rating agencies. The Saratoga CLO could issue additional securities pursuant to a refinancing of the existing securities. The costs of any such future refinancing would effectively be borne by us as the holder of the subordinated notes in Saratoga CLO.

The Company does not believe that any representations or warranties made by the Company as manager of Saratoga CLO or investor in the subordinated notes could materially affect the Company. However, because the Company acts as the collateral manager to Saratoga CLO, it may be subject to claims by third-party investors in Saratoga CLO for alleged or actual negligent acts, errors or omissions or breach of fiduciary duties committed in the scope of performing its services as the collateral manager.

As of May 31, 2015, the Saratoga CLO portfolio consisted of $306.6 million in aggregate principal amount of primarily senior secured first lien term loans, 98.2% of the Saratoga CLO portfolio consisted of such loans at May 31, 2015, to 189 borrowers with an average exposure to each borrower of $1.6 million. The weighted average maturity of the portfolio is 4.6 years. In addition, Saratoga CLO held $2.6 million in cash at May 31, 2015. Our investment in Saratoga CLO falls into our 30% “bucket” of non-qualifying assets under the 1940 Act and currently has a cost basis of approximately $15.2 million, which is net of all principal payments made by Saratoga CLO on the Company’s initial $30 million investment in Saratoga CLO.

Prospective portfolio company characteristics

Our investment adviser generally selects portfolio companies with one or more of the following characteristics:

•	a history of generating stable earnings and strong free cash flow;

•	well-constructed balance sheets, including an established tangible liquidation value;

•	reasonable debt-to-cash flow multiples;

•	industry leadership with competitive advantages and sustainable market shares in attractive sectors; and

•	capital structures that provide appropriate terms and reasonable covenants.

Investment selection

In managing us, Saratoga Investment Advisors employs the same investment philosophy and portfolio management methodologies used by Saratoga Partners. Through this investment selection process, based on quantitative and qualitative analysis, Saratoga Investment Advisors seeks to identify portfolio companies with superior fundamental risk-reward profiles and strong, defensible business franchises with the goal of minimizing principal losses while maximizing risk-adjusted returns. Saratoga Investment Advisors’ investment process emphasizes the following:

•	bottoms-up, company-specific research and analysis;

•	capital preservation, low volatility and minimization of downside risk; and

•	investing with experienced management teams that hold meaningful equity ownership in their businesses.

Our investment adviser’s investment process generally includes the following steps:

•	Initial screening. A brief analysis identifies the investment opportunity and reviews the merits of the transaction. The initial screening memorandum provides a brief description of the company, its industry, competitive position, capital structure, financials, equity sponsor and deal economics. If the deal is determined to be attractive by the senior members of the deal team, the opportunity is fully analyzed.

•	Full analysis. A full analysis includes:

•	Business and Industry analysis—a review of the company’s business position, competitive dynamics within its industry, cost and growth drivers and technological and geographic factors. Business and industry research often includes meetings with industry experts, consultants, other investors, customers and competitors.

•	Company analysis—a review of the company’s historical financial performance, future projections, cash flow characteristics, balance sheet strength, liquidation value, legal, financial and accounting risks, contingent liabilities, market share analysis and growth prospects.

•	Structural/security analysis—a thorough legal document analysis including but not limited to an assessment of financial and negative covenants, events of default, enforceability of liens and voting rights.

•	Approval of the investment committee. The investment is then presented to the investment committee for approval. The investment committee must unanimously approve all investments in excess of $1 million made by us. In addition, all sales of our investments must be approved by all four of our investment committee members. The members of our investment committee are Christian L. Oberbeck, Michael J. Grisius, Thomas V. Inglesby, and Charles G. Phillips.

Investment structure

In general, our Investment Adviser intends to select investments with financial covenants and terms that reduce leverage over time, thereby enhancing credit quality. These methods include:

•	maintenance leverage covenants requiring a decreasing ratio of debt to cash flow;

•	maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures; and

•	debt incurrence prohibitions, limiting a company’s ability to re-lever.

In addition, limitations on asset sales and capital expenditures should prevent a company from changing the nature of its business or capitalization without our consent.

Our investment adviser seeks, where appropriate, to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	requiring companies to use a portion of their excess cash flow to repay debt;

•	selecting investments with covenants that incorporate call protection as part of the investment structure; and

•	selecting investments with affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Valuation process

We carry our investments at fair value in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), as approved in good faith using written policies and procedures adopted by our board of directors. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved in good faith by our board of directors based on input from Saratoga Investment Advisors, our audit committee and an independent valuation firm engaged by our board of directors that independently values approximately one quarter of these valuations each quarter. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, the markets in which the portfolio company does business, market yield trend analysis, comparison to publicly traded companies, discounted cash flow and other relevant factors.

Our investment in the subordinated notes of Saratoga CLO is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar collateralized loan obligation fund subordinated notes or equity, when available. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for Saratoga CLO’s valuation. The Intex cash flow models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated cash flows. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows from our investment in Saratoga CLO) to perform a discounted cash flows analysis on expected future cash flows from our investment in Saratoga CLO to determine a valuation for the subordinated notes of Saratoga CLO held by us.

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	each investment is initially valued by the responsible investment professionals of Saratoga Investment Advisors and preliminary valuation conclusions are documented and discussed with our senior management; and

•	an independent valuation firm engaged by our board of directors independently values at least one quarter of our investments each quarter so that the valuation of each investment for which market quotes are not readily available is independently valued by an independent valuation firm at least annually.

In addition, all our investments are subject to the following valuation process:

•	the audit committee of our board of directors reviews each preliminary valuation and our investment adviser and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•	our board of directors discusses the valuations and approves the fair value of each investment in good faith based on the input of our investment adviser, independent valuation firm (if applicable) and audit committee.

Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Ongoing relationships with and monitoring of portfolio companies

Saratoga Investment Advisors will closely monitor each investment we make and, when appropriate, will conduct a regular dialogue with both the management team and other debtholders and seek specifically tailored financial reporting. In addition, in certain circumstances, senior investment professionals of Saratoga Investment Advisors may take board seats or board observation seats.

Distributions

Our distributions, if any, will be determined by our board of directors and paid out of assets legally available for distribution. Any such distributions generally will be taxable to our stockholders, including to those stockholders who receive additional shares of our common stock pursuant to our dividend reinvestment plan. Prior to January 2009, we paid quarterly dividends to our stockholders. However, in January 2009, we suspended the practice of paying quarterly dividends to our stockholders and only paid five dividend distributions (December 2013, 2012, 2011, 2010 and 2009) to our stockholders through December 2013, which distributions were made with a combination of cash and the issuance of shares of our common stock as discussed more fully below. On September 24, 2014, our board of directors adopted a new dividend policy pursuant to which we will begin to again pay a regular quarterly cash dividend to our shareholders. In this regard, as disclosed in the table under “Price Range of Common Stock and Distributions,” beginning on page 47 of this prospectus, our board of directors has continued to declare regular quarterly cash dividends to our shareholders since adopting our new dividend policy.

In order to maintain our qualification as a RIC, we must for each fiscal year distribute an amount equal to at least 90.0% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. In addition, we will be subject to federal excise taxes to the extent we do not distribute during the calendar year at least (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. For the 2014 calendar year, we made distributions sufficient such that we did not incur any federal excise taxes. We may elect to withhold from distribution a portion of our ordinary income for the 2015 calendar year and/or portion of the capital gains in excess of capital losses realized during the one year period ending October 31, 2015, if any, and, if we do so, we would expect to incur federal excise taxes as a result.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20.0% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Competition

Our primary competitors in providing financing to private middle market companies include public and private investment funds (including private equity funds, mezzanine funds, BDCs and SBICs), commercial and investment banks and commercial financing companies. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than us. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which may allow them to consider a wider variety of investments. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. For additional information concerning the competitive risks we face, please see Part I, Item 1A, “Risk Factors—We operate in a highly competitive market for investment opportunities.”

Staffing

We do not currently have any employees and do not expect to have any employees in the future. Services necessary for our business are provided by individuals who are employees of Saratoga Investment Advisors, pursuant to the terms of the Management Agreement and the administration agreement. For a discussion of the Management Agreement, see “Business—Investment Advisory and Management Agreement” below. We reimburse Saratoga Investment Advisors for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs, subject to certain limitations. For a discussion of the administration agreement, see “Business—Administration Agreement” below.

Derivatives

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on our indebtedness. Such interest rate swaps would principally be used to protect us against higher costs on our indebtedness resulting from increases in both short-term and long-term interest rates.

We also may use various hedging and other risk management strategies to seek to manage various risks, including changes in currency exchange rates and market interest rates. Such hedging strategies would be utilized to seek to protect the value of our portfolio investments, for example, against possible adverse changes in the market value of securities held in our portfolio.

OUR PORTFOLIO COMPANIES

The following table sets forth certain information as of May 31, 2015 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments, and the board observer or participation rights we may receive.

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Non-control/Non-affiliated investments—199.1%(b)
National Truck Protection Co., Inc.(d),(g)	Automotive Aftermarket	Common Stock	1,116	$1,000,000	$1,430,192	1.2%
National Truck Protection Co., Inc.(d)	Automotive Aftermarket	First Lien Term Loan 15.50% Cash, 9/13/2018	$7,326,770	7,326,770	7,326,770	5.9%
Take 5 Oil Change, L.L.C.(d),(g)	Automotive Aftermarket	Common Stock	7,128	480,535	1,782,855	1.4%

		Total Automotive Aftermarket		8,807,305	10,539,817	8.5%

Legacy Cabinets Holdings(d),(g)	Building Products	Common Stock Voting A-1	2,535	220,900	1,701,441	1.4%
Legacy Cabinets Holdings(d),(g)	Building Products	Common Stock Voting B-1	1,600	139,424	1,073,888	0.9%
Polar Holding Company, Ltd.(a),(i)	Building Products	First Lien Term Loan 10.00% Cash, 8/13/2016	$1,000,000	1,000,000	1,000,000	0.8%

		Total Building Products		1,360,324	3,775,329	3.1%

BMC Software, Inc.(d)	Business Services	First Lien Term Loan 5.00% Cash, 9/10/2020	$5,716,667	5,673,479	5,610,337	4.5%
Dispensing Dynamics International(d)	Business Services	Senior Secured Note 12.50% Cash, 1/1/2018	$7,000,000	6,916,888	7,350,000	6.0%
Easy Ice, LLC(d)	Business Services	First Lien Term Loan 9.50% Cash, 1/15/2020	$12,000,000	11,876,875	12,000,000	9.6%
Emily Street Enterprises, L.L.C.	Business Services	Senior Secured Note 10.00% Cash, 1/23/2020	$8,400,000	8,271,383	8,400,000	6.8%
Emily Street Enterprises, L.L.C.(g)	Business Services	Warrant Membership Interests	49,318	400,000	452,056	0.4%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	First Lien Term Loan 5.50% Cash, 6/28/2019	$1,950,101	1,937,220	1,940,351	1.6%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	Second Lien Term Loan 9.50% Cash, 6/28/2020	$2,000,000	1,976,757	1,965,000	1.6%
Knowland Technology Holdings, L.L.C.	Business Services	First Lien Term Loan 11.00% Cash, 11/29/2017	$5,259,171	5,209,053	5,259,171	4.3%
Knowland Technology Holdings, L.L.C.(j),(k),(l)	Business Services	Delayed Draw Term Loan 11.00% Cash, 11/29/2017	$—	—	—	0.0%
Vector Controls Holding Co., LLC(d)	Business Services	First Lien Term Loan, 14.00% (12.00% Cash/2.00% PIK), 3/6/2018	$9,482,677	9,366,186	9,482,677	7.7%
Vector Controls Holding Co., LLC(d),(g)	Business Services	Warrants to Purchase Limited Liability Company Interests	101	—	34,939	0.0%

		Total Business Services		51,627,841	52,494,531	42.5%

Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan, 14.75% (13.75% Cash/1.00% PIK), 5/24/2016	$3,577,302	3,551,526	3,035,341	2.5%
Targus Holdings, Inc.(d),(g)	Consumer Products	Common Stock	62,413	566,765	—	0.0%
Targus Holdings, Inc.(d),(m)	Consumer Products	Unsecured Note 10.00% PIK, 6/14/2019	$2,054,158	2,054,158	—	0.0%
Targus Holdings, Inc.(d),(m)	Consumer Products	Unsecured Note 16.00% PIK, 10/26/2018	$429,797	425,459	—	0.0%

		Total Consumer Products		6,597,908	3,035,341	2.5%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Avionte Holdings, LLC(g)	Consumer Services	Common Stock	100,000	100,000	164,000	0.1%
Avionte Holdings, LLC	Consumer Services	First Lien Term Loan 9.75% Cash, 1/8/2019	$2,406,342	2,370,166	2,406,342	1.9%
Avionte Holdings, LLC(j),(l)	Consumer Services	Delayed Draw Term Loan A 9.75% Cash, 1/8/2019	$—	—	—	0.0%
CFF Acquisition L.L.C.(d)	Consumer Services	First Lien Term Loan 7.50% Cash, 7/31/2015	$582,304	581,685	582,304	0.5%
Expedited Travel L.L.C.(g)	Consumer Services	Common Stock	1,000,000	1,000,000	1,180,000	1.0%
Expedited Travel L.L.C.	Consumer Services	First Lien Term Loan 10.00% Cash, 10/10/2019	$13,018,475	12,898,361	13,018,475	10.6%
PrePaid Legal Services, Inc.(d)	Consumer Services	First Lien Term Loan 6.50% Cash, 7/1/2019	$1,629,032	1,617,017	1,625,448	1.3%
PrePaid Legal Services, Inc.(d)	Consumer Services	Second Lien Term Loan 9.75% Cash, 7/1/2020	$10,000,000	9,958,335	10,000,000	8.1%

		Total Consumer Services		28,525,564	28,976,569	23.5%

M/C Acquisition Corp., L.L.C.(d),(g)	Education	Class A Common Stock	544,761	30,241	—	0.0%
M/C Acquisition Corp., L.L.C.(d)	Education	First Lien Term Loan 1.00% Cash, 3/31/2016	$2,362,978	1,235,695	102,983	0.1%

		Total Education		1,265,936	102,983	0.1%

Group Dekko, Inc.(d)	Electronics	Second Lien Term Loan 11.00% (10.00% Cash/1.00% PIK), 5/1/2016	$6,880,696	6,880,696	6,575,881	5.3%

		Total Electronics		6,880,696	6,575,881	5.3%

TB Corp.(d)	Food and Beverage	First Lien Term Loan 5.50% Cash, 6/19/2018	$4,992,403	4,981,077	4,973,931	4.0%
TB Corp.(d)	Food and Beverage	Unsecured Note 13.50% (12.00% Cash/1.50% PIK), 12/20/2018	$2,546,121	2,513,305	2,546,121	2.1%
TM Restaurant Group L.L.C.	Food and Beverage	First Lien Term Loan 9.75% Cash, 7/16/2017	$9,783,298	9,649,729	9,764,709	7.9%

		Total Food and Beverage		17,144,111	17,284,761	14.0%

Bristol Hospice, LLC	Healthcare Services	Senior Secured Note 11.00% (10.00% Cash/1.00% PIK), 11/29/2018	$5,445,486	5,365,513	5,445,486	4.5%
Bristol Hospice, LLC(j),(l)	Healthcare Services	Delayed Draw Term Loan 11.00% (10.00% Cash/1.00% PIK), 11/29/2018	$—	—	—	0.0%
Roscoe Medical, Inc.(d),(g)	Healthcare Services	Common Stock	5,000	500,000	328,400	0.3%
Roscoe Medical, Inc.	Healthcare Services	Second Lien Term Loan 11.25% Cash, 9/26/2019	$4,200,000	4,132,667	4,009,740	3.2%
Smile Brands Group Inc.(d)	Healthcare Services	First Lien Term Loan 7.50% Cash, 8/16/2019	$4,432,500	4,365,682	3,745,463	3.0%
Surgical Specialties Corporation (US), Inc.(d)	Healthcare Services	First Lien Term Loan 7.25% Cash, 8/22/2018	$2,263,197	2,247,736	2,240,565	1.8%
Zest Holdings, LLC(d)	Healthcare Services	First Lien Term Loan 5.25% Cash, 8/16/2020	$4,241,318	4,166,205	4,257,435	3.4%

		Total Healthcare Services		20,777,803	20,027,089	16.2%

HMN Holdco, LLC	Media	First Lien Term Loan 12.00% Cash, 5/16/2019	$9,294,607	9,141,763	9,410,790	7.7%
HMN Holdco, LLC(j),(k)	Media	Deferred Draw Term Loan 12.00% Cash, 5/16/2020	$1,600,000	1,569,588	1,620,000	1.3%
HMN Holdco, LLC(g)	Media	Class A Series	4,264	61,647	247,525	0.2%
HMN Holdco, LLC(g)	Media	Class A Warrant	30,320	438,353	1,415,034	1.1%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
HMN Holdco, LLC(g)	Media	Warrants to Purchase Limited Liability Company Interests (Common)	57,872	—	2,404,582	1.9%
HMN Holdco, LLC(g)	Media	Warrants to Purchase Limited Liability Company Interests	8,139	—	395,637	0.3%

		Total Media		11,211,351	15,493,568	12.5%

Elyria Foundry Company, L.L.C.(d),(g)	Metals	Common Stock	35,000	9,217,563	6,762,000	5.5%
Elyria Foundry Company, L.L.C.(d)	Metals	Revolver 9.50% Cash, 12/31/2020	$8,500,000	8,500,000	8,500,000	6.9%

		Total Metals		17,717,563	15,262,000	12.4%

Network Communications, Inc.(d),(g)	Publishing	Common Stock	380,572	—	3,206,314	2.6%
Network Communications, Inc.(d)	Publishing	Unsecured Notes 8.60% PIK, 1/14/2020	$3,214,368	2,867,573	3,214,368	2.6%

		Total Publishing		2,867,573	6,420,682	5.2%

Censis Technologies, Inc.	Software as a Service	First Lien Term Loan B 11.00% Cash, 7/24/2019	$11,775,000	11,570,813	11,775,000	9.5%
Censis Technologies, Inc.(g),(h)	Software as a Service	Limited Partner Interests	999	999,000	988,011	0.8%
Community Investors, Inc.(g)	Software as a Service	Common Stock	1,282	1,282	2,546	0.0%
Community Investors, Inc.	Software as a Service	First Lien, Last Out Term Loan 11.73% Cash, 9/30/2019	$12,000,000	12,000,000	12,000,000	9.7%
Community Investors, Inc.	Software as a Service	First Lien Term Loan B 12.20% Cash, 12/31/2020	$2,500,000	2,500,000	2,500,000	2.0%
Community Investors, Inc.(g)	Software as a Service	Preferred Stock	63,463	149,138	126,056	0.1%
Community Investors, Inc.(g)	Software as a Service	Preferred Stock - A Shares	135,584	135,584	269,309	0.2%
Community Investors, Inc.	Software as a Service	Unsecured Note 10.00% PIK, 3/20/2020	$100,853	100,853	100,853	0.1%
Finalsite Holdings, Inc.	Software as a Service	Second Lien Term Loan 10.25% Cash, 11/21/2019	$7,500,000	7,435,282	7,500,000	6.1%
Identity Automation Systems(g)	Software as a Service	Common Stock Class A Units	232,616	232,616	227,964	0.2%
Identity Automation Systems	Software as a Service	First Lien Term Loan 10.25% Cash, 8/25/2019	$4,450,000	4,410,898	4,450,000	3.6%
Mercury Network, LLC	Software as a Service	First Lien Term Loan 10.25% Cash, 4/20/2020	$9,086,957	8,998,663	9,086,957	7.4%
Mercury Network, LLC(g)	Software as a Service	Common Stock	413,043	413,043	413,043	0.3%
Pen-Link, Ltd.(d)	Software as a Service	Second Lien Term Loan 12.50% Cash, 5/26/2019	$10,500,000	10,334,109	10,500,000	8.5%

		Total Software as a Service		59,281,281	59,939,739	48.5%

Advanced Air & Heat of Florida, LLC	Utilities	First Lien Term Loan 10.00% Cash, 1/31/2019	$5,955,441	5,885,574	5,955,441	4.8%

		Total Utilities		5,885,574	5,955,441	4.8%

Sub Total Non-control/Non-affiliated investments				239,950,830	245,883,731	199.1%

Control investments—13.7%(b)
Saratoga Investment Corp. CLO 2013-1, Ltd.(a),(d),(e),(f)	Structured Finance Securities	Other/Structured Finance Securities 16.21%, 10/17/2023	$30,000,000	15,172,837	16,860,256	13.7%

Sub Total Control investments				15,172,837	16,860,256	13.7%

TOTAL INVESTMENTS—212.8%(b)				$255,123,667	$262,743,987	212.8%

(a)	Represents a non-qualifying investment as defined under Section 55 (a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 6.8% of the Company’s portfolio at fair value. As a BDC, the Company can only invest 30% of its portfolio in non-qualifying assets.
(b)	Percentages are based on net assets of $123,491,324 as of May 31, 2015.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is approved in good faith by our board of directors (see Note 3 to the consolidated financial statements).
(d)	These securities are pledged as collateral under a senior secured revolving credit facility (see Note 6 to the consolidated financial statements).
(e)	This investment does not have a stated interest rate that is payable thereon. As a result, the 16.21% interest rate in the table above represents the interest rate currently earned on the investment cost and is based on the current cash interest and other income generated by the investment.
(f)	As defined in the Investment Company Act, we “Control” this portfolio company because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net Unrealized gains
Saratoga Investment Corp. CLO 2013-1, Ltd.	$—	$—	$—	$590,990	$378,746	$—	$1,687,419

(g)	Non-income producing at May 31, 2015.
(h)	Includes securities issued by an affiliate of the company.
(i)	Non-U.S. company. The principal place of business for Polar Holding Company, Ltd. is Canada.
(j)	The investment has an unfunded commitment as of May 31, 2015 (See note 7).
(k)	Includes an analysis of the fair value of any unfunded loan commitments.
(l)	The entire commitment was unfunded at May 31, 2015. As such, no interest is being earned on this investment.
(m)	The investment was on non-accrual status as of May 31, 2015.

Set forth is a brief description of each portfolio company in which the fair value of our investment represents greater than 5% of our total assets as of May 31, 2015.

Community Investors, Inc.

Community Investors provides a software-as-a service (SaaS) platform for homeowners associations (HOAs), condo associations and community management companies. Community’s SaaS based solutions are tailor fit to businesses and groups dedicated to the support of homeowners. Community’s goal is to provide homeowners with better visibility into board and community business, securing their homes through visitor management and access control, providing easy access to home warranty information, and providing connections to top-tier real estate agents. Community’s principal business address is 400 S. Colorado Boulevard, Suite 790 Denver, Colorado 80246.

Expedited Travel L.L.C.

Expedited Travel is a US Passport and Visa expediting company registered through the US Department of State’s National Hand Courier Program to submit passport and visa applications to the Regional Passport Agencies on behalf of its customers. Expedited Travel offers passport services, including new passport, passport renewal, lost passport, stolen passport, damaged passport, child passport, passport page, name change, and second passport services. Expedited Travel can process passport and visa applications in as little as 24 hours, unlike the standard processing time which can take up to three months. Expedited Travel’s principal business address is 319 North Clematis Street West Palm Beach, FL 33401.

MANAGEMENT AGREEMENTS

Saratoga Investment Advisors serves as our investment adviser. Our investment adviser was formed in 2010 as a Delaware limited liability company and became our investment adviser in July 2010. Subject to the overall supervision of our board of directors, Saratoga Investment Advisors manages our day-to-day operations and provides investment advisory and management services to us. Under the terms of an investment advisory and management agreement, Saratoga Investment Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make;

•	determines the securities and other assets that we purchase, retain or sell; and

•	performs due diligence on prospective portfolio companies.

Saratoga Investment Advisors services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities.

Management Fee and Incentive Fee

Pursuant to the investment advisory and management agreement with Saratoga Investment Advisors, we pay Saratoga Investment Advisors a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

The base management fee is paid quarterly in arrears, and equals 1.75% per annum of our gross assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and calculated at the end of each fiscal quarter based on the average value of our gross assets (i.e., total assets less cash or cash equivalents, as presented in the Company’s consolidated financial statements) as of the end of such fiscal quarter and the end of the immediate prior fiscal quarter. Any derivative contracts the Company may enter into will be factored into our gross assets on which a management fee is paid to Saratoga Investment Advisors to the extent and in the manner that it is treated as such under GAAP and set forth in our consolidated financial statements. Base management fees for any partial month or quarter are appropriately pro-rated.

The incentive fee has the following two parts:

The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding fiscal quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock or debt security, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, is compared to a “hurdle rate” of 1.875% per quarter (7.5% annualized), subject to a “catch up” provision. The base management fee is calculated prior to giving effect to the payment of any incentive fees.

We pay Saratoga Investment Advisors an incentive fee with respect to our pre-incentive fee net investment income in each fiscal quarter as follows: (A) no incentive fee in any fiscal quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; (B) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter (9.376% annualized) is payable to Saratoga Investment Advisors; and (C) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized). We refer to the amount specified in clause (B) as the “catch-up.” The “catch-up” provision is intended to provide Saratoga Investment Advisors with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 2.344% in any fiscal quarter. Notwithstanding the foregoing, with respect to any period ending on or prior to December 31, 2010, Saratoga Investment Advisors was only entitled to 20% of the amount of our pre-incentive fee net investment income, if any, that exceeded 1.875% in any fiscal quarter (7.5% annualized) without any catch-up provision. These calculations are appropriately pro-rated when such calculations are applicable for any period of less than three months.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee subsequent to any period ending after December 31, 2010:

Quarterly Incentive Fee Based on “Pre-Incentive Fee Net Investment Income”

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment

Income allocated to income-related portion of incentive fee

The second part of the incentive fee, the capital gains fee, is determined and payable in arrears as of the end of each fiscal year (or, upon termination of the investment advisory and management agreement), and is calculated at the end of each applicable year by subtracting (1) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) our cumulative aggregate realized capital gains, in each case calculated from May 31, 2010. If such amount is positive at the end of such year, then the capital gains fee for such year is equal to 20% of such amount, less the cumulative aggregate amount of capital gains fees paid in all prior years. If such amount is negative, then there is no capital gains fee for such year.

Under the investment advisory and management agreement, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20% of net capital gains that arise after May 31, 2010. In addition, the cost basis for computing our realized gains and losses on investments held by us as of May 31, 2010 equals the fair value of such investments as of such date.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee(1):

Assumptions

•	Hurdle rate(2) = 1.875%

•	Management fee(3) = 0.4375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.33%

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.4825%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.0%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.2325%

Pre-incentive fee net investment income exceeds hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.3575%.

Incentive Fee	=	(100% × (pre-incentive fee net investment income – 1.875%)
	=	100%(2.2325% – 1.875%)
	=	100%(0.3575%)
	=	0.3575%

(1)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(2)	Represents 7.5% annualized hurdle rate.
(3)	Represents 1.75% annualized management fee. For the purposes of this example, we have assumed that we have not incurred any indebtedness and that we maintain no cash or cash equivalents.
(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.344% in any fiscal quarter.

Alternative 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.5%

•	Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses) = 2.7325%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.5467%.

Incentive fee	=	100% × pre-incentive fee net investment income (subject to “catch-up”)(4)
Incentive fee	=	100% × “catch-up”+ (20% × (Pre-incentive fee net investment income – 2.344%))
Catch up	=	2.344% – 1.875%
	=	0.469%
Incentive fee	=	(100% × 0.469%)+(20% ×(2.7325% – 2.344%))
	=	0.469% + (20% × 0.3885%)
	=	0.469% + 0.0777%
	=	0.5467%

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions(1)

(1)	The examples assume that Investment A and Investment B were acquired by us subsequent to May 31, 2010. If Investment A and B were acquired by us prior to May 31, 2010, then the cost basis for computing our realized gains and losses on such investments would equal the fair value of such investments as of May 31, 2010.

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, calculated under the cumulative method would be:

•	Year 1: None

•	Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

•	Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (capital gains incentive fee paid in Year 2)

•	Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (capital gains incentive fee paid in Year 2)

Alternative 2

Assumptions(1)

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, calculated under the cumulative method would be:

•	Year 1: None

•	Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

•	Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (capital gains incentive fee paid in Year 2))

•	Year 4: None

•	Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains incentive fee paid in Year 2 and Year 3))

Board Approval of the Investment Advisory and Management Agreement

The investment advisory and management agreement with Saratoga Investment Advisors was initially approved by our board of directors at an in-person meeting of the directors, including a majority of our independent directors, and was approved by our stockholders at the special meeting of stockholders held on July 30, 2010.

In approving this agreement, the directors considered, among other things, (i) the nature, extent and quality of the advisory and other services to be provided to us by Saratoga Investment Advisors; (ii) our investment performance and the investment performance of Saratoga Investment Advisors; (iii) the expected costs of the services to be provided by Saratoga Investment Advisors (including management fees, advisory fees and expense ratios) and the profits expected to be realized by Saratoga Investment Advisors; (iv) the limited potential for economies of scale in investment management associated with managing us; and (v) Saratoga Investment Advisors estimated pro forma profitability with respect to managing us.

Pursuant to the 1940 Act, the initial term of the Management Agreement was for two years from its effective date of July 30, 2010, and will continue in effect for a successive period of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the board members or the vote of a majority of our outstanding voting securities (as such term is defined in the 1940 Act) and (ii) the vote of a majority of the board members who are not parties to the investment advisory and management agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Most recently, on July 8, 2015, our board of directors, including a majority of our independent directors, approved the renewal of the Management Agreement for an additional one-year term at an in-person meeting.

Payment of our expenses

The investment advisory and management agreement provides that all investment professionals of Saratoga Investment Advisors and its staff, when and to the extent engaged in providing investment advisory services required to be provided by Saratoga Investment Advisors, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by Saratoga Investment Advisors and not by us.

We bear all costs and expenses of our operations and transactions, including those relating to:

•	our organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•	expenses incurred by Saratoga Investment Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	investment advisory and management fees;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	federal and state registration fees;

•	all costs of registration and listing our common stock on any securities exchange;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by governmental bodies (including the SEC and the SBA);

•	costs of any reports, proxy statements or other notices to common stockholders including printing costs;

•	our fidelity bond, directors and officers errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and

•	administration fees and all other expenses incurred by us or, if applicable, the administrator in connection with administering our business (including payments under the administration agreement based upon our allocable portion of the administrator’s overhead in performing its obligations under the administration agreement, including rent and the allocable portion of the cost of our officers and their respective staffs (including travel expenses)).

Duration and Termination

The investment advisory and management agreement will remain in effect continuously, unless terminated under the termination provisions of the agreement. The investment advisory and management agreement may be terminated as a whole at any time by us, without the payment of any penalty, upon the vote of a majority of the board members or a majority of our outstanding voting securities or by Saratoga Investment Advisors, on 60 days’ written notice by either party to the other, which notice may be waived by the non-terminating party.

Indemnification

Under the investment advisory and management agreement, Saratoga Investment Advisors and certain of its affiliates are not liable to us for any action taken or omitted to be taken by Saratoga Investment Advisors in connection with the performance of any of its duties or obligations under the agreement or otherwise as an investment adviser to us, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services and except to the extent such action or omission constitutes gross negligence, willful misfeasance, bad faith or reckless disregard of its duties and obligations under the agreement.

We also provide indemnification to Saratoga Investment Advisors and certain of its affiliates for damages, liabilities, costs and expenses incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of any of its duties or obligations under the agreement or otherwise as an investment adviser to us. However, we would not provide indemnification against any liability to us or our security holders to which Saratoga Investment Advisors or such affiliates would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any such person’s duties or by reason of the reckless disregard of its duties and obligations under the agreement.

Organization of the Investment Adviser

Saratoga Investment Advisors is registered as an investment adviser under the Investment Advisers Act of 1940. The principal executive offices of Saratoga Investment Advisors are located at 535 Madison Avenue, New York, New York 10022.

Administration Agreement

Pursuant to a separate administration agreement, Saratoga Investment Advisors, who also serves as our administrator, furnishes us with office facilities, equipment and clerical, book-keeping and record keeping services. Under the administration agreement, our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain, preparing reports for our stockholders and reports required to be filed with the SEC. In addition, our administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement equal an amount based upon our allocable portion of our administrator’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs relating to the performance of services under this agreement (including travel expenses). Our allocable portion is based on the proportion that our total assets bears to the total assets administered or managed by our administrator. Under the administration agreement, our administrator also provides managerial assistance, on our behalf, to those portfolio companies who accept our offer of assistance. The amount payable under the administration agreement is currently capped at $1.0 million for each annual term of the agreement. The administration agreement had an initial term of two years from its effective date of July 30, 2010, with automatic one-year renewals, subject to approval by our board of directors, a majority of whom must be our independent directors. From the date of its initial approval and for subsequent annual renewals, the amount payable by us under the administration agreement was capped at $1.0 million for each annual term of the agreement. On July 8, 2015, our board of directors approved the renewal of the Administration Agreement for an additional one-year term and determined to increase the cap on the payment or reimbursement of expenses by us thereunder to $1.3 million for the additional one-year term. In addition, our board of directors intends to review the new cap in the next three to six months to determine whether it should be further adjusted in light of differences between our projected and actual expenses and other similar factors. The administration agreement may be terminated by either party without penalty upon 60 days written notice to the other party.

Indemnification

Under the administration agreement, Saratoga Investment Advisors and certain of its affiliates are not liable to us for any action taken or omitted to be taken by Saratoga Investment Advisors in connection with the performance of any of its duties or obligations under the agreement.

We also provide indemnification to Saratoga Investment Advisors and certain of its affiliates for damages, liabilities, costs and expenses incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of any of its duties or obligations under the agreement or otherwise as an administrator to us. However, we do not provide indemnification against any liability to us or our security holders to which Saratoga Investment Advisors or such affiliates would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any such person’s duties or by reason of the reckless disregard of its duties and obligations under the agreement.

License Agreement

We entered into a trademark license agreement with Saratoga Investment Advisors, pursuant to which Saratoga Investment Advisors grants us a non-exclusive, royalty-free license to use the name “Saratoga.” Under this agreement, we have a right to use the “Saratoga” name, for so long as Saratoga Investment Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Saratoga” name. Saratoga Investment Advisors has the right to terminate the license agreement if it is no longer acting as our investment adviser. In the event the investment advisory and management agreement is terminated, we would be required to change our name to eliminate the use of the name “Saratoga.”

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at its discretion. Our Board of Directors has five members, two of whom are “interested persons” as defined in Section 2(a)(19) of the 1940 Act and five of whom are not interested persons, whom we refer to as our independent directors.

Director and Executive Officer Information

As of August 3, 2015, our executive officers, directors and key employees and their positions are as set forth below. The address for each executive officer and director is c/o Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022.

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Christian L. Oberbeck	55	Chairman of the Board and Chief Executive Officer	2010	2015
Michael J. Grisius	51	President and Director	2011	2017
Independent Directors
Steven M. Looney	65	Director	2007	2016
Charles S. Whitman III	73	Director	2007	2016
G. Cabell Williams	61	Director	2007	2017

Name	Age	Position
Executive Officers
Christian L. Oberbeck	55	Chief Executive Officer
Michael J. Grisius	51	President
Henri J. Steenkamp	39	Chief Financial Officer, Treasurer, Secretary and Chief Compliance Officer

Biographical information regarding our Board and our executive officers is set forth below. We have divided the directors into two groups—independent directors and interested directors. Interested directors are “interested persons” of Saratoga Investment Corp., as defined in Section 2(a)(19) of the 1940 Act. We do not currently have any other executive officers who are not also directors.

Biographical Information

Independent Directors

Steven M. Looney—Mr. Looney is a Managing Director of Peale Davies & Co. Inc., a consulting firm with particular expertise in financial process and IT outsourcing, and is a CPA and an attorney. Mr. Looney has also served as Managing Director, Americas of Vayon Group, a strategic adviser for greentech electric and hybrid vehicle services, since June 2014. Mr. Looney also serves as a consultant and director to numerous companies in the healthcare, manufacturing and technology services industries, including FCL Graphics Inc., (since October 2009) Church Street Health Management (since June 2012), Sun Healthcare Group (May 2004 to November 2010) and WH Industries Inc. (January 1997 to December 2012). Between 2000 and 2005, he served as Senior Vice President and Chief Financial Officer of PCCI, Inc., a private IT staffing and outsourcing firm. Between 1992 and 2000, Mr. Looney worked at WH Industries as Chief Financial and Administrative Officer. Mr. Looney also serves as a director of Excellent Education for Everyone, a nonprofit organization. Mr. Looney graduated summa cum laude from the University of Washington with a B.A. degree in Accounting and received a J.D. from the University of Washington School of Law where he was a member of the law review. Mr. Looney’s qualifications as director include his experience as a Managing Director of Peale Davies & Co. Inc. and as Chief Financial and Administrative Officer of WH Industries, as well as his financial, accounting and legal expertise.

Charles S. Whitman III—Mr. Whitman is senior counsel (retired) at Davis Polk & Wardwell LLP. Mr. Whitman was a partner in Davis Polk’s Corporate Department for 28 years, representing clients in a broad range of corporate finance matters, including shelf registrations, securities compliance for financial institutions, foreign asset privatizations, and mergers and acquisitions. From 1971 to 1973, Mr. Whitman served as Executive Assistant to three successive Chairmen of the SEC. Mr. Whitman graduated from Harvard College and graduated magna cum laude from Harvard Law School with a LL.B. Mr. Whitman also received an LL.M. from Cambridge University in England. Mr. Whitman’s qualifications as director include his 28 years of experience representing clients, including AT&T, Exxon Mobil, General Motors and BP, in securities matters as a partner in Davis Polk’s corporate department.

G. Cabell Williams—Mr. Williams has served as the Managing General Partner of Williams and Gallagher, a private equity partnership located in Chevy Chase, Maryland since 2004. Since March 2011, Mr. Williams has also served as a partner of Faragut Capital Partners, an investment firm based in Fairfax, VA. In 2004, Mr. Williams concluded a 23 year career at Allied Capital Corporation, a business development company based in Washington, DC, which was acquired by Ares Capital Corporation in 2010. While at Allied, Mr. Williams held a variety of positions, including President, COO and finally Managing Director following Allied’s merger with its affiliates in 1998. From 1991 to 2004, Mr. Williams either led or co-managed the firm’s Private Equity Group. For the nine years prior to 1999, Mr. Williams led Allied’s Mezzanine investment activities. For 15 years, Mr. Williams served on Allied’s Investment Committee where he was responsible for reviewing and approving all of the firm’s investments. Prior to 1991, Mr. Williams ran Allied’s Minority Small Business Investment Company. He also founded Allied Capital Commercial Corporation, a real estate investment vehicle. Mr. Williams has served on the Board of various public and private companies. Mr. Williams attended The Landon School, and graduated from Mercersburg Academy and Rollins College, receiving a B.S. in Business Administration from the latter. Mr. Williams’ qualifications as director include his over 25 years of experience managing investment activities at Williams and Gallagher and at Allied Capital, where he served in a variety of positions, including President, COO and Managing Director.

Interested Directors

Christian L. Oberbeck—Mr. Oberbeck has over 28 years of experience in leveraged finance, from private equity to distressed debt and has been involved in originating, structuring, negotiating, consummating, managing and monitoring investments in these businesses. Mr. Oberbeck is the Managing Partner of Saratoga Partners, a middle market private equity investment firm, and has served on its investment committee since 1995. Mr. Oberbeck is also the Managing Member of Saratoga Investment Advisors, LLC, the Company’s investment adviser, and the Chief Executive Officer of the Company. Mr. Oberbeck also served as our President until February 2013.

Prior to assuming management responsibility for Saratoga Partners in 2008, Mr. Oberbeck has co-managed Saratoga Partners since 1995, when he joined Dillon Read and Saratoga Partners from Castle Harlan, Inc., a corporate buyout firm, which he had joined at its founding in 1987 and was a Managing Director, leading successful investments in manufacturing and financial services companies. Prior to joining that, he worked in the Corporate Development Group of Arthur Young and in corporate finance at Blyth Eastman Paine Webber. Mr. Oberbeck has been a director of numerous middle market companies.

Mr. Oberbeck graduated from Brown University in 1982 with a BS in Physics and a BA in Mathematics. In 1985, he earned an MBA from Columbia University. Mr. Oberbecks’s qualifications as a director include his extensive experience in the investment and finance industry, as well as his intimate knowledge of the Company’s operations, gained through his service as an executive officer.

Michael J. Grisius—Mr. Grisius has over 25 years of experience in leveraged finance, investment management and financial services. He has originated, structured, negotiated, consummated, managed and monitored numerous successful investments in mezzanine debt, private equity, senior debt, structured products and commercial real estate debt. Mr. Grisius is Chief Investment Officer and a Managing Director of Saratoga Investment Advisors, LLC, the Company’s investment adviser and was appointed President of the Company in February 2013. Mr. Grisius joined Saratoga Investment Advisors, LLC in July 2011.

Prior to joining Saratoga Investment Advisors, Mr. Grisius served as Managing Director at Allied Capital Corporation, where he was an investment professional for 16 years. At Allied Capital Corporation, Mr. Grisius held several senior positions including co-head of Mezzanine Finance and member of its Management Committee and its Investment Committee. In 2008, Mr. Grisius was appointed co-chairman of the Allied Capital Corporation’s Investment Committee. He also had responsibility for structuring and managing Unitranche Fund, LLC. During his tenure at Allied, Mr. Grisius built and led teams that made investments in subordinated debt, control equity and real estate mortgage debt. Mr. Grisius has served on the board of directors of numerous middle market companies. Prior to joining Allied Capital Corp., Mr. Grisius worked in leveraged finance at Chemical Bank from 1989 to 1992 and held senior accountant and consultant positions with KPMG LLP.

Mr. Grisius graduated with a BS from Georgetown University in 1985 and earned an MBA from Cornell University’s Johnson Graduate School of Management in 1990. Mr. Grisius’ qualifications as a director include his broad experience in leverage finance, investment management, private equity and financial services.

Executive Officers

For information regarding Mr. Oberbeck, the Chairman of the Board and our Chief Executive Officer and Mr. Grisius, our President, see “—Interested directors” above.

Henri J. Steenkamp. Mr. Steenkamp has over 15 years of experience in finance and accounting. On March 4, 2014, the Board of Directors appointed Mr. Steenkamp to serve as the Company’s Interim Chief Financial Officer, Treasurer, Secretary and Chief Compliance Officer. On July 10, 2014, our board of directors appointed Mr. Steenkamp to serve in all of the foregoing roles on a permanent basis. Prior to joining the Company, Mr. Steenkamp served as the Chief Financial Officer of MF Global Holdings Ltd., a broker in commodities and derivatives, from April 2011. Prior to that, Mr. Steenkamp held the position of Chief Accounting Officer and Global Controller at MF Global for four years. He joined MF Global, then Man Financial, in 2006 as Vice President of External Reporting and Accounting Policy. After MF Global filed for bankruptcy protection in October 2011, he continued to serve as Chief Financial Officer through January 2013. Before joining MF Global, Mr. Steenkamp spent eight years with PricewaterhouseCoopers (“PwC”), including four years in Transaction Services in its New York office, managing a variety of capital-raising transactions on a global basis. His focus was also on the SEC registration and public company filing process, including technical accounting. He spent four years with PwC in South Africa, where he served as an auditor primarily for SEC registrants and assisted South African companies as they went public in the U.S. Mr. Steenkamp is a chartered accountant and holds an honors degree in Finance.

Board Leadership and the Board’s Role in the Oversight of Risk Management

Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser, administrator and officers; reviews and monitors the services and activities performed by our investment adviser, administrator and officers; and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our bylaws, the Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. The Company does not have a fixed policy as to whether the chairman of the Board should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Mr. Oberbeck, who is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act, serves as our chief executive officer and chairman of the Board. The Board believes that Mr. Oberbeck, as chief executive officer of the Company and as a principal of Saratoga Investment Advisors, is the director with the most knowledge of our business strategy and is best situated to serve as chairman of the Board. The Board does not currently have a lead independent director. We believe that our board leadership structure must be evaluated on a case-by-case basis and that our existing board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

The Board, directly and through the audit committee and other committees of the Board, takes an active role in the oversight of the Company’s policies with respect to the assessment and management of enterprise risk. Among other things, the Board has policies in place for identifying the senior executive responsible for key risks as well as the Board committees with oversight responsibility for particular key risks. In a number of cases, oversight is conducted by the full Board. Our Board also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The chief compliance officer is designated to oversee compliance with the federal securities laws.

We believe that our Board and its committees’ role in risk oversight complements our Board’s leadership structure because it allows our independent directors, through three fully independent board committees, auditor and independent valuation providers, our chief compliance officer, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review. We believe that our board leadership structure and the Board’s approach to risk oversight must be evaluated on a case-by-case basis and that the Board’s role in risk oversight is appropriate. However, we continually re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Director Independence

In accordance with rules of the New York Stock Exchange (the “NYSE”), the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the NYSE Listed Company Manual. Section 303A.00 of the NYSE Listed Company Manual provides that business development companies, or BDCs, such as the Company, are required to comply with all of the provisions of Section 303A applicable to domestic issuers other than Sections 303A.02, the section that defines director independence. Section 303A.00 provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Oberbeck and Grisius, who are interested persons of the Company due to their positions as officers of the Company and/or officers of Saratoga Investment Advisors, LLC, our external investment adviser.

Corporate Governance

We maintain a corporate governance webpage at the “Corporate Governance” link under the “Investor Relations” link at http://saratogainvestmentcorp.com.

Our Corporate Governance Procedures, Code of Business Conduct and Ethics, Code of Ethics and Board committee charters are available at our corporate governance webpage at http://saratogainvestmentcorp.com and are also available to any stockholder who requests them by writing to our Interim Secretary, Henri J. Steenkamp, at Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022.

Annual Evaluation

Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation includes an annual questionnaire and Board and Board committee discussion.

Board Meetings and Committees

Our Board met seven times during fiscal year 2015. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. All of the five directors attended the 2014 Annual Meeting of Stockholders in person.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022, Attention: Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate personnel of the Company will review and sort through communications before forwarding them to the addressee(s).

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to which applies to, among others, our executive officers, including our principal executive officer and principal financial officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022. The Company’s Code of Business Conduct and Ethics is also available on our website at http://saratogainvestmentcorp.com.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct and Ethics, we will promptly disclose the nature of the amendment or waiver on our website at http://saratogainvestmentcorp.com.

Committees of the Board of Directors

Audit Committee

The current members of the audit committee are Steven M. Looney (Chairman), Charles S. Whitman III and G. Cabell Williams. The Board has determined that Mr. Looney is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934 and that each of Messrs. Whitman and Williams are “financially literate” as required by NYSE corporate governance standards. All of these members are independent directors. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in determining the fair value of debt and equity investments that are not publicly traded or for which current market values are not readily available; where appropriate, the board of directors and audit committee may utilize the services of an independent valuation firm to assist them in determining the fair value of these investments. Finally, the audit committee also reviews our financial statements and the disclosure thereof and the adequacy of our disclosure controls and procedures.

Authority

The audit committee is authorized (without seeking Board approval) to retain special legal, accounting or other advisors and may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to meet with any members of, or advisors to, the audit committee. The audit committee has available appropriate funding from the Company as determined by the audit committee for payment of: (i) compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisers employed by the audit committee, and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties. The audit committee may delegate its authority to subcommittees or the chairman of the audit committee when it deems appropriate and in the best interests of the Company.

Procedures

The audit committee meets as often as it determines is appropriate to carry out its responsibilities under its charter, but not less frequently than quarterly. The chairman of the audit committee, in consultation with the other committee members, determines the frequency and length of the committee meetings and sets meeting agendas consistent with its charter. The audit committee meets separately, periodically, with management, with internal auditors or other personnel responsible for the internal audit function and with the independent auditor. The audit committee met nine times during fiscal year 2015.

A charter of the audit committee is available in print to any stockholder who requests it and it is also available on the Company’s website at www.saratogainvestmentcorp.com.

Nominating and Corporate Governance Committee

The current members of the nominating and corporate governance committee are Charles S. Whitman III (Chairman), G. Cabell Williams and Steven M. Looney. All of these members are independent directors. The nominating and corporate governance committee is responsible for identifying individuals qualified to become board members, and recommending to the Board director nominees for election at the next annual or special meeting of shareholders at which directors are to be elected or to fill any vacancies or newly created directorships that may occur between such meetings, recommending directors for appointment to Board committees, making recommendations to the Board as to determinations of director independence, overseeing the evaluation of the Board, overseeing and setting compensation for the Company’s directors.

In making its recommendations for Board and committee membership, the nominating and corporate governance committee reviews candidates’ qualifications for membership on the Board or a committee of the Board (including making a specific determination as to the independence of each candidate) based on the criteria approved by the Board (and taking into account the enhanced independence, financial literacy and financial expertise standards required under law or the New York Stock Exchange rules for audit committee membership purposes). In evaluating current directors for re-nomination to the Board or re-appointment to any Board committees, the nominating and corporate governance committee assesses the performance of such directors, periodically reviews the composition of the Board and its committees in light of the current challenges and needs of the Board, the

Company and each committee, and determines whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience, considers rotation of committee members and committee chairmen and considers any other factors that are set forth in the Company’s corporate governance procedures or are deemed appropriate by the nominating and corporate governance committee or the Board. The nominating and corporate governance committee considers issues of judgment, diversity, age, skills, background and experience in evaluating candidates for membership on the Board.

The nominating and corporate governance committee does not have a formal policy on the consideration of director candidates recommended by stockholders. The board of directors believes that it is more appropriate to give the nominating and corporate governance committee flexibility in evaluating stockholder recommendations. In the event that a director nominee is recommended by a stockholder, the nominating and corporate governance committee will give due consideration to the director nominee and will use the same criteria used for evaluating board director nominees, in addition to considering the information relating to the director nominee provided by the stockholder.

Authority

The nominating and corporate governance committee has the sole authority to retain and terminate any search firm assisting the nominating and corporate governance committee in identifying director candidates, including sole authority to approve all such search firm’s fees and other retention terms. In addition, the nominating and corporate governance committee has the sole authority to retain and terminate any compensation consultant assisting the nominating and corporate governance committee in the evaluation of director compensation, including sole authority to approve all such compensation consultant’s fees and other retention terms. The nominating and corporate governance committee may delegate its authority to subcommittees or the chair of the nominating and corporate governance committee when it deems appropriate and in the best interests of the Company.

Procedures

The nominating and corporate governance committee meets as often as it determines is appropriate to carry out its responsibilities under its charter. The chair of the committee, in consultation with the other committee members, determines the frequency and length of the committee meetings and shall set meeting agendas consistent with its charter. The nominating and corporate governance committee met once during fiscal year 2015.

A charter of the nominating and corporate governance committee is available in print to any stockholder who requests it, and it is also available on the Company’s website at www.saratogainvestmentcorp.com.

Compensation Committee

The current members of the compensation committee are G. Cabell Williams (Chairman), Steven M. Looney and Charles S. Whitman III. All of these members are independent directors. The compensation committee is responsible for overseeing the Company’s compensation policies generally and making recommendations to the Board with respect to incentive compensation and equity-based plans of the Company that are subject to Board approval, evaluating executive officer performance and reviewing the Company’s management succession plan, overseeing and setting compensation for the Company’s directors and, as applicable, its executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in the Company’s annual proxy statement. Currently, none of our executive officers are compensated by the Company and as such the compensation committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

The compensation committee has the sole authority to retain and terminate any compensation consultant assisting the compensation committee, including sole authority to approve all such compensation consultant’s fees and other retention terms. The compensation committee may delegate its authority to subcommittees or the chairman of the compensation committee when it deems appropriate and in the best interests of the Company.

Procedures

The compensation committee shall meet as often as it determines is appropriate to carry out its responsibilities under its charter. The chairman of the compensation committee, in consultation with the other committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with its charter. No executive officer should attend that portion of any meeting where such executive’s performance (or, as applicable, compensation) is discussed, unless specifically invited by the compensation committee. The compensation committee met once during fiscal year 2015.

A charter of the compensation committee is available in print to any stockholder who requests it and is also available on the Company’s website at www.saratogainvestmentcorp.com.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2015, none of the Company’s executive officers served on the board of directors (or a compensation committee thereof or other board committee performing equivalent functions) of any entities that had one or more executive officers serve on the compensation committee or on the board of directors. No current or past executive officers or employees of the Company or its affiliates serve on the compensation committee.

Executive Compensation

Currently, none of our executive officers are compensated by us. We currently have no employees, and each of our executive officers is also an employee of Saratoga Investment Advisors. Services necessary for our business are provided by individuals who are employees of Saratoga Investment Advisors, pursuant to the terms of the investment advisory and management agreement and the administration agreement.

Director Compensation

Our independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $5,000 and the chairman of each other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

The following table sets forth information concerning total compensation earned by or paid to each of our directors during the fiscal year ended February 28, 2015:

Name	Fees Earned or Paid in Cash	Total
Interested Directors
Christian L. Oberbeck(1)	—	—
Michael J. Grisius(1)	—	—
Independent Directors	—	—
Steven M. Looney	$75,000	$75,000
Charles S. Whitman III	$72,000	$72,000
G. Cabell Williams	$72,000	$72,000

(1)	No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

PORTFOLIO MANAGEMENT

The day-to-day management of our portfolio is the responsibility of Saratoga Investment Advisors and overseen by its investment committee.

Investment Committee

The members of Saratoga Investment Advisors’ investment committee include Christian L. Oberbeck, Michael J. Grisius, Thomas V. Inglesby and Charles G. Phillips. See the section of the prospectus entitled “Management” for biographies of Messrs. Oberbeck and Grisius. For biographical information for Messrs. Inglesby and Phillips, see “Investment Professionals” below.

Investment Professionals

Our investment adviser’s investment personnel, in addition to our investment adviser’s investment committee, are primarily responsible for the day-to-day management of our portfolio.

The members of our investment adviser’s investment committee and its investment personnel are not be employed by us, and receive no compensation from us in connection with their activities. However, they receive compensation from our investment adviser that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and, in certain circumstances, a portion of the incentive fee or carried interest earned in connection with their services.

Below are the biographies for the members of our investment adviser’s investment committee whose biographies are not included elsewhere in this prospectus and the other investment professionals of our investment adviser.

Thomas V. Inglesby—Mr. Inglesby has over 25 years of investment experience including private equity and leveraged finance. Mr. Inglesby is a managing director at Saratoga Investment Advisors and is responsible for originating, structuring, negotiating, consummating, managing and monitoring middle market investments.

Prior to joining Saratoga Investment Advisors, Mr. Inglesby was a senior managing director at GSC Group, Inc. From September 2008 through July 2010, Mr. Inglesby was a senior managing director in the Recovery Investment Group at GSC Group, serving on the investment committee as an internal advisor on matters relating to GSC Group’s ongoing restructuring. From 2002 to 2008, Mr. Inglesby served as the Head of the U.S. Corporate Debt Group of GSC Group. During this period, GSC Group raised and managed $5.6 billion in capital across 12 corporate credit investment funds. From 1997 to 2002, he served as a managing director at GSC Group focused on middle market buyouts. Prior to joining GSC Group in 1997, Mr. Inglesby served as a managing director with Harbour Group from 1994 to 1997, where he focused on acquisitions of manufacturing companies in fragmented industries. From 1992 to 1994, Mr. Inglesby served as a managing director at the South Street Funds, a startup distressed debt investment fund founded by former partners at Goldman Sachs. From 1986 to 1990, Mr. Inglesby served as a vice president in the Merchant Banking Department at PaineWebber.

In September 2010, GSC Group filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code.

Mr. Inglesby received a J.D. from the University of Virginia School of Law, an M.B.A. from the Darden Graduate School of Business Administration, and a B.S. in Accounting with General Honors from the University of Maryland.

Charles G. Phillips IV—Mr. Phillips has over 13 years of investment experience including private equity and leveraged finance. Mr. Phillips is a managing director at Saratoga Investment Advisors and Saratoga Partners

and has been involved in originating, structuring, negotiating, consummating, managing and monitoring middle market investments. Mr. Phillips has extensive experience investing in middle-market manufacturing and service companies. He also has extensive experience in dealing with public financings and sales through his work with several portfolio companies of Saratoga Partners. Prior corporate finance experience includes mergers and acquisitions and capital markets experience in a variety of industries, including packaged foods, consumer products, cable television, energy and education. Mr. Phillips joined Saratoga Partners in 1997 after graduating from Harvard Business School. Prior to that, from 1993 to 1995, Mr. Phillips worked in Dillon Read’s corporate finance department, where he was involved in mergers and acquisitions and advisory assignments in a variety of industries. Prior experience includes McCown De Leeuw & Co., a corporate buyout firm. Mr. Phillips has served as a director of a number of Saratoga Partners’ portfolio companies.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

We have entered into an investment advisory and management agreement with Saratoga Investment Advisors, LLC. We have also entered into a license agreement with Saratoga Investment Advisors, LLC, pursuant to which Saratoga Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Saratoga.” In addition, pursuant to the terms of the administration agreement, Saratoga Investment Advisors, LLC provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Oberbeck, our chief executive officer, is the primary investor in and controls Saratoga Investment Advisors, LLC.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of our Board is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K). Generally, a related person includes any director or officer of the Company or any immediate family member of a director or officer of the Company or any 5% holder of our common stock or any immediate family member of a 5% holder of our common stock.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of September 9, 2015, the beneficial ownership of each current director, the nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

The percentage ownership is based on 5,634,115 shares of common stock outstanding as of September 9, 2015. Shares of common stock that are subject to warrants or other convertible securities currently exercisable or exercisable within 60 days thereof, are deemed outstanding for the purposes of computing the percentage ownership of the person holding these options or convertible securities, but are not deemed outstanding for computing the percentage ownership of any other person. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. To our knowledge, unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned. Unless otherwise indicated by footnote, the address for each listed individual is Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022.

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percent of Class
Interested Directors
Christian L. Oberbeck	1,607,339	28.8%
Michael J. Grisius	72,413	1.3%
Executive Officer
Henri J. Steenkamp	3,403	*
Independent Directors
Steven M. Looney	1,458	*
Charles S. Whitman III	1,996	*
G. Cabell Williams	33,764	*

All Directors and Executive Officers as a Group	1,720,373	30.8%
Owners of 5% or more of our common stock
Black Diamond Capital Management, L.L.C.(2)	512,273	9.2%
Elizabeth Oberbeck(3)	744,183	13.3%
Thomas V. Inglesby(4)	292,948	5.2%

*	Less than 1%

Mr. Oberbeck and Mr. Inglesby are affiliates who make up 36.0% of the ownership of SAR.

(1)	Includes 505,002 shares of common stock directly held by Mr. Oberbeck, 165,614 shares of common stock held by Saratoga Investment Advisors, which Mr. Oberbeck controls, and 192,540 shares of common stock held by CLO Partners LLC, an entity wholly owned by Mr. Oberbeck and 744,183 shares of common stock directly held by Elizabeth Oberbeck. See footnote 3 below.
(2)	Based on information included in Amendment No. 3 to Schedule 13G filed by Black Diamond Capital Management, L.L.C. with the SEC on February 17, 2015. The address of Black Diamond Capital Management, L.L.C. is One Sound Shore Drive, Suite 200, Greenwich, CT 06830
(3)	Based on information included in Amendment No. 3 to Schedule 13D filed jointly by Christian L. Oberbeck, Elizabeth Oberbeck, Saratoga Investment Advisors and CLO Partners LLC on November 4, 2014. Pursuant to an Agreement Relating to Shares of Common Stock of Saratoga Investment Corp. (the “Transfer Agreement”), Christian L. Oberbeck transferred 744,183 shares of common stock beneficially owned by him to Elizabeth Oberbeck. Elizabeth Oberbeck has full ownership rights with respect to the shares, including without limitation, the right to (A) receive any cash and/or stock dividends and distributions paid on or with respect to the shares and (B) sell the shares in accordance with the provisions of the Transfer Agreement and receive all proceeds therefrom. However, pursuant to the terms of the Transfer Agreement, Christian L. Oberbeck has retained the right to vote the shares, except that Elizabeth Oberbeck has retained the right to vote the shares on all matters submitted to shareholders with respect to any matter that could give rise to dissenters or other rights of an objecting shareholder under Maryland General Corporation Law. The Transfer Agreement also contains a right of first refusal that requires Elizabeth Oberbeck to offer Christian L. Oberbeck the opportunity to purchase any shares of Common Stock owned by her prior to her intended sale of the shares. Any such purchases may be made either directly by Mr. Oberbeck or through entities affiliated with him.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of September 9, 2015. We are not part of a “family of investment companies” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Christian L. Oberbeck	Over $1,000,000
Michael J. Grisius	Over $1,000,000
Independent Directors
Steven M. Looney	$10,001-$50,000
Charles S. Whitman	$10,001-$50,000
G. Cabell Williams	$100,001-$500,000

(1)	The dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $16.45 on September 9, 2015 on the New York Stock Exchange. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

REGULATION

Business Development Company Regulations

We have elected to be treated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters, and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC, unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s stock present at a meeting if more than 50% of the outstanding stock of such company is present and represented by proxy or (ii) more than 50% of the outstanding stock of such company.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies either of the following:

(i) does not have any class of securities listed on a national securities exchange;

(ii) has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii) is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;

(iv) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

(v) meets such other criteria as may established by the SEC.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own at least 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

As a BDC we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Pursuant to a separate administration agreement, our investment adviser provides such managerial assistance on our behalf to portfolio companies that request this assistance, recognizing that our involvement with each investment will vary based on factors including the size of the company, the nature of our investment, the company’s overall stage of development and our relative position in the capital structure. We may receive fees for these services.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above under “—Qualifying assets.” BDCs generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

As a BDC, pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury Bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the asset diversification requirements in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and senior securities

As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must generally make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Common stock

We are generally not able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act.

Code of ethics

As a BDC, we and Saratoga Investment Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

Proxy voting policies and procedures

SEC registered investment advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered investment advisers also must maintain certain records on proxy voting. In most cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our investment adviser.

Saratoga Investment Advisors has particular proxy voting policies and procedures in place. In determining how to vote, officers of Saratoga Investment Advisors will consult with each other, taking into account our interests and the interests of our investors, as well as any potential conflicts of interest. Saratoga Investment Advisors will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, Saratoga Investment Advisors may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of our independent directors or, in extreme cases, by abstaining from voting. While Saratoga Investment Advisors may retain an outside service to provide voting recommendations and to assist in analyzing votes, it will not delegate its voting authority to any third party.

An officer of Saratoga Investment Advisors will keep a written record of how all such proxies are voted. It will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, Saratoga Investment Advisors may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Saratoga Investment Advisors’ proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, Saratoga Investment Advisors will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it finds it necessary to vote contrary to its general guidelines to maximize stockholder value or our best interests.

In reviewing proxy issues, Saratoga Investment Advisors generally will use the following guidelines:

Elections of Directors: In general, Saratoga Investment Advisors will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or Saratoga Investment Advisors determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. It may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a stockholder vote or (4) act on tender offers where a majority of stockholders have tendered their shares. Finally, Saratoga Investment Advisors may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: We believe that a portfolio company remains in the best position to choose its independent auditors and Saratoga Investment Advisors will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in a portfolio company’s organizational documents may be required by state or federal regulation. In general, Saratoga Investment Advisors will cast our votes in accordance with the management on such proposals. However, Saratoga Investment Advisors will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, Saratoga Investment Advisors will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

Proposals Affecting Stockholder Rights: We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, Saratoga Investment Advisors will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

Corporate Governance: We recognize the importance of good corporate governance. Accordingly, Saratoga Investment Advisors will generally favor proposals that promote transparency and accountability within a portfolio company.

Anti-Takeover Measures: Saratoga Investment Advisors will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the likely effect on stockholder value dilution.

Share Splits: Saratoga Investment Advisors will generally vote with management on share split matters.

Limited Liability of Directors: Saratoga Investment Advisors will generally vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: Saratoga Investment Advisors will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. It may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

Privacy principles

We are committed to protecting the privacy of our stockholders. The following explains the privacy policies of Saratoga Investment Corp., Saratoga Investment Advisors and their affiliated companies.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about our stockholders. The only information we collect from stockholders is the holder’s name, address, number of shares and social security number. This information is used only so that we can send annual reports and other information about us to the stockholder, and send the stockholder proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Saratoga Investment Advisors. It is our policy that only authorized employees of Saratoga Investment Advisors who need to know a stockholder’s personal information will have access to it.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing a stockholder’s trades, and mailing a stockholder information. These companies are required to protect our stockholders’ information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose a stockholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Compliance with applicable laws

As a BDC, we will be subject to periodic examination by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and Saratoga Investment Advisors are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

Co-investment

We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. Thus, based on current SEC interpretations, co-investment transactions involving a BDC like us and an entity that is advised by Saratoga Investment Advisors or an affiliated adviser generally could not be effected without SEC relief. The staff of the SEC has, however, granted no-action relief to third parties permitting for purchases of a single class of privately-placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, currently we only expect to co-invest on a concurrent basis with affiliates of Saratoga Investment Advisors when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.

We may in the future submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for us to co-invest with affiliates of

Saratoga Investment Advisors where such investment is consistent with the investment objective, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors applicable to us. However, there is no assurance that any application for exemptive relief, if made, would be granted by the SEC.

Small Business Investment Company Regulations

On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP, received an SBIC license from the SBA.

The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the satisfaction of certain customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBA regulations currently limit the amount of SBA-guaranteed debentures that an SBIC may issue to $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million in SBA-guaranteed debentures when they have at least $112.5 million in combined regulatory capital. As of June 4, 2014, our SBIC subsidiary had $32 million in regulatory capital and $64 million of SBA-guaranteed debentures outstanding. The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, our SBIC subsidiary may also be limited in its ability to make distributions to us if it does not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiary is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiary will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiary continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiary’s assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiary upon an event of default.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), the material U.S. federal estate tax consequences) applicable to an investment in the Notes. This summary does not purport to be a complete description of the income and estate tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, potentially with retroactive effect. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase, ownership and disposition of our Notes.

This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency is not the U.S. dollar. It also does not deal with beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price ( i.e., the first price at which a substantial amount of the notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the U.S. federal tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State thereof or the District of Columbia, (iii) a trust (a) subject to the control of one or more U.S. persons and the primary supervision of a court in the United States, or (b) that existed on August 20, 1996 and has made a valid election (under applicable Treasury Regulations) to be treated as a domestic trust, or (iv) an estate the income of which is subject to U.S. federal income taxation regardless of its source. The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident alien, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Resident aliens are subject to U.S. federal income tax as if they were U.S. citizens.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding Notes should consult their own tax advisors.

Taxation of Note Holders

Under present law, we are of the opinion that the Notes will constitute indebtedness of us for U.S. federal income tax purposes, which the below discussion assumes. We intend to treat all payments made with respect to the Notes consistent with this characterization.

Taxation of U.S. Holders. Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts; for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

Unearned Income Medicare Contribution

After December 31, 2012, a tax of 3.8% will be imposed on certain “net investment income” (or “undistributed net investment income”, in the case of estates and trusts) received by taxpayers other than corporations with adjusted gross income above certain threshold amounts. “Net investment income” as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale or other disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Taxation of Non-U.S. Holders. A non-U.S. holder generally will not be subject to U.S. federal income or withholding taxes on payments of principal or interest on a Note provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) the non-U.S. holder is not a controlled foreign corporation related to the Company through stock ownership, (iii) the non-U.S. holder is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (directly or indirectly, actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (v) the non-U.S. holder has provided a statement in the year in which a payment occurs or in the preceding 3 years, on an Internal Revenue Service (IRS) Form W-8BEN, Form W-8BEN-E, or other applicable form signed under penalties of perjury that includes its name and address and certifies that the non-U.S. holder is the beneficial owner and is not a U.S. person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to U.S. federal income tax withholding on payments of interest on the Notes at a rate of 30% unless (i) the income is effectively connected with the conduct of a U.S. trade or business (and, under certain income tax treaties, is attributable to a permanent establishment maintained in the U.S. by the non-U.S. holder), so long as the non-U.S. holder has provided an IRS Form W-8ECI or substantially similar substitute form stating that the interest on the Notes is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S. in which case the interest will be subject to U.S. federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, withholding tax.

In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with the conduct of a U.S. trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a U.S. trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a U.S. trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms. The non-U.S. holder must inform the recipient of any changes on these forms within 30 days of such change. These forms may be required to be periodically updated. Also, a non-U.S. holder who is claiming the benefits of a treaty may be required to obtain a United States taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Generally, a non-U.S. holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (or, if required by an applicable income tax treaty, is not attributable to a U.S. “permanent establishment” maintained by the non-U.S. holder) and (ii) that the non-U.S. holder is not an individual who is present in the U.S. for 183 days or more in the taxable year of the sale, exchange, or other taxable disposition and meets certain other conditions (unless such holder is eligible for relief under an applicable income tax treaty). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a U.S. trade or business.

Information Reporting and Backup Withholding. A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding on, and to information reporting requirements with respect to, payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

The amount of interest we pay to a non-U.S. holder on the Notes will be reported to such non-U.S. Holder and to the IRS annually on an IRS Form 1042-S even if the non-U.S. holder is exempt from the 30% withholding tax described above. Copies of the information returns reporting those payments and the amounts withheld, if any, may also be made available to the tax authorities in the country where the non-U.S. holder is resident under provisions of an applicable income tax treaty or agreement.

In addition, backup withholding tax and certain other information reporting requirements apply to payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes, unless an exemption applies. Backup withholding and information reporting will not apply to payments we make to a non-U.S. holder if such non-U.S. holder has provided to the applicable withholding agent under penalties of perjury the required certification of their non-U.S. person status as discussed above (and the applicable withholding agent does not have actual knowledge or reason to know that they are a U.S. person) or if the non-U.S. holder is an exempt recipient.

If a non-U.S. holder sells or redeems a Note through a U.S. broker or the U.S. office of a foreign broker, the proceeds from such sale or redemption will be subject to information reporting and backup withholding unless such non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such non-U.S. holder is not a U.S. person to the broker and such broker does not have actual knowledge or reason to know that such non-U.S. holder is a U.S. person, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a non-U.S. holder sells or redeems a note through the foreign office of a broker who is a U.S. person or has certain enumerated connections with the U.S., the proceeds from such sale or redemption will be subject to information reporting unless the non-U.S. holder provides to such broker a withholding certificate or other appropriate documentary evidence establishing that the non-U.S. holder is not a U.S. person and such broker does not have actual knowledge or reason to know that such evidence is false, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the non-U.S. holder is a U.S. person.

You should consult your tax advisor regarding the qualification for an exemption from backup withholding and information reporting and the procedures for obtaining such an exemption, if applicable. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner generally would be allowed as a refund or a credit against such beneficial owner’s U.S. federal income tax provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Legislation enacted in 2010 imposes a U.S. federal withholding tax of 30% on payments of interest or gross proceeds from the disposition of a debt instrument paid after December 31, 2012 to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Pursuant to Treasury Regulations and other Treasury guidance, these rules generally are not effective for payments of gross proceeds, until January 1, 2017. In addition, Treasury Regulations state that even after the effective dates the new withholding obligations will not apply to payments on, or with respect to, to obligations that are outstanding on July 1, 2014. Prospective purchasers of the Notes should consult their own tax advisors regarding the new withholding and reporting provisions.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

Our Taxation as a Regulated Investment Company

As a regulated investment company (“RIC”), we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain our qualification as a RIC, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	Qualify as a RIC; and

•	Satisfy the Annual Distribution Requirement

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid the 4% excise tax on our income. However, depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay the 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We may, in the future, make actual distributions to our stockholders of our net capital gains.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our net ordinary income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. If the IRS should adopt a position that a distribution of 20% cash and the balance in stock is not a distribution satisfying the Annual Distribution Requirement, we may find it more difficult to meet such requirement.

Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited to make distributions, we may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to U.S. federal income tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. If we fail to maintain RIC tax treatment for any reason and are subject to corporate-level federal income tax, the resulting corporate-level federal income tax could substantially reduce our net assets and the amount of income available to make interest and principal payments on the Notes. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

We carry our investments at fair value, as approved in good faith using written policies and procedures adopted by our board of directors. In calculating the value of our total assets, investments for which market quotations are readily available are recorded in our financial statements at such market quotations subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved in good faith by our board of directors based on input from Saratoga Investment Advisors, our audit committee and, on a selected basis, a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, the markets in which the portfolio company does business, market yield trend analysis, comparison to publicly traded companies, discounted cash flow and other relevant factors.

Our investment in the subordinated notes of Saratoga CLO is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar collateralized loan obligation fund subordinated notes or equity, when available. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for Saratoga CLO’s valuation. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated cash flows. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows from our investment in Saratoga CLO) to perform a discounted cash flows analysis on expected future cash flows from our investment in Saratoga CLO to determine a valuation for the subordinated notes of Saratoga CLO held by us.

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	each investment is initially valued by the responsible investment professionals of Saratoga Investment Advisors and preliminary valuation conclusions are documented and discussed with our senior management; and

•	an independent valuation firm engaged by our board of directors independently values at least one quarter of our investments each quarter so that the valuation of each investment for which market quotes are not readily available is independently valued by an independent valuation firm at least annually.

In addition, all our investments are subject to the following valuation process:

•	the audit committee of our board of directors reviews each preliminary valuation and our investment adviser and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•	our board of directors discusses the valuations and approves the fair value of each investment in good faith based on the input of our investment adviser, independent valuation firm (if applicable) and audit committee.

Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates.

The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

In September 2006, the Financial Accounting Standards Board, (the “FASB”), issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). In conjunction with Accounting Standards Codification (“ASC”) 105 issued by the FASB in June 2009, FAS 157 has been codified in ASC 820, “Fair Value Measurement and Disclosures” (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with Generally Accepted Accounting Principles in the United Sates, or GAAP, and expands disclosures about fair value measurements.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 : Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2 : Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3 : Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls will be determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

The changes to generally accepted accounting principles from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Ongoing relationships with and monitoring of portfolio companies

Saratoga Investment Advisors closely monitors each investment we make and, when appropriate, conducts a regular dialogue with both the management team and other debtholders and seeks specifically tailored financial reporting. In addition, in certain circumstances, senior investment professionals of Saratoga Investment Advisors may take board seats or board observation seats.

Determinations in Connection with Offerings

In connection with any offering of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock or, if our shareholders have granted us the authority to sell shares of our common stock at a price below the then current NAV per share, at a level consistent with such explicit authority, at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making such determination:

•	the NAV of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

•	our management’s assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock in our most recent periodic report that we filed with the SEC and ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between the NAV of our common stock most recently disclosed by us in our most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the NAV of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

The processes and procedures set forth above are part of our compliance policies and procedures. In addition, we will make a record of any such determinations made and such documentation will be maintained in a manner consistent with the Company’s other 1940 Act related materials.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2014 Annual Meeting of Stockholders, we received approval from our stockholders to authorize us to sell or otherwise issue the Company’s common stock at an offering price per share to investors that is not less than 85% of the Company’s then current net asset value per share. This authorization is effective for a period of approximately one year, ending on the earlier of our next annual meeting of shareholders or September 30, 2015 and does not limit the number of offerings or the aggregate dollar amount of shares of common stock sold in offerings that we may undertake pursuant to this authority. We expect to seek the same approval from our stockholders at our 2015 Annual Meeting of Stockholders, which is expected to be held on September 30, 2015.

In order to sell shares of common stock pursuant to this authorization, no further authorization from our stockholders will need to be solicited, but a majority of our directors who have no financial interest in the sale and a majority of our independent directors will have to (a) find that the sale is in our best interests and in the best interests of our stockholders and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

Any offering of common stock below its net asset value per share will be designed to raise capital for investment in accordance with our investment objective. In making a determination that an offering of common stock below its net asset value per share is in our and our stockholders’ best interests, our board of directors will consider a variety of factors including:

•	the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;

•	the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us.

Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as the investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at a premium to net asset value per share.

Pursuant to the stockholder proposal, we will not sell shares of our common stock under this prospectus and any accompanying prospectus supplement unless the offering price per share is equal to 85% of our then current NAV per share.

Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors—Risks Relating to Our Common Stock—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.”

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our current stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and in their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share, all within the ranges provided in the Stockholder Proposal, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 5,500,000 shares of common stock outstanding, $273,000,000 in total assets and $150,000,000 in total liabilities. The current NAV and NAV per share are thus $123,000,000 and $22.36. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) the issuance of 550,000 shares (10% of the outstanding shares) at an offering price of $20.12 per share to investors (a 10% discount from NAV); (2) the issuance of 1,100,000 shares (20% of the outstanding shares) at an offering price of $19.01 per share to investors (a 15% discount from NAV); (3) the issuance of 2,200,000 shares (40% of the outstanding shares) at an offering price of $19.01 per share to investors (a 15% discount from NAV); and (4) the issuance of 5,500,000 (100% of the outstanding shares) at an offering price of $19.01 per share to investors (a 15% discount from NAV).

		Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 15% Discount		Example 3 40% Offering at 15% Discount		Example 4 100% Offering at 15% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$20.12	—	19.01	—	$19.01	—	$19.01	—
Net Proceeds per Share to Issuer(1)	—	$18.71	—	17.68	—	$17.68	—	$17.68	—
Decrease to NAV
Total Shares Outstanding	5,500,000	6,050,000	10.00%	6,600,000	20.00%	7,700,000	40.00%	11,000,000	100%
NAV per Share	22.36	$22.03	-1.48%	$21.58	-3.49%	$21.03	-5.97%	20.02	-10.46%
Dilution to Stockholder
Shares Held by Stockholder A	11,000	11,000	—	11,000	—	11,000	—	11,000	—
Percentage Held by Stockholder A	0.20%	0.18%	-9.09%	0.17%	-16.67%	0.14%	-28.57%	0.10%	-50.00%
Total Asset Values
Total NAV Held by Stockholder A	$245,960	$242,320	-1.48%	237,376	-3.49%	$231,276	-5.97%	$220,233	-10.46%
Total Investment by Stockholder A (Assumed to be $22.36 per Share)	$—	$245,960	—	$245,960	—	$245,960	—	$245,960	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$-3,640	—	-8,584	—	-14,684	—	$-25,727	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$22.03	—	21.58	—	$21.03	—	$20.02	—
Investment per Share Held by Stockholder A (Assumed to be $22.36 per Share on Shares Held Prior to Sale)	$—	$22.36	—	22.36	—	$22.36	—	$22.36	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$-0.33	—	$-0.78	—	$-1.33	—	$-2.34	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	-1.5%	—	-3.5%	—	-6.0%	—	-10.50%

(1)	Assumes 7% issuance discount.

Impact on Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of net asset value dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in any subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discount to net asset value increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% offering at a 15% discount from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,100) shares, which is 0.1% of an offering of 1,100,000 shares rather than its 0.2% proportionate share) and (2) 150% of such percentage (i.e., 3,300 shares, which is 0.3% of an offering of 1,100,000 shares rather than its 0.2% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$19.01	—%	$19.01	—%
Net Proceeds per Share to Issuer(1)	—	$17.68	—%	$17.68	—%
Increase in Shares and Decrease to NAV
Total Shares Outstanding	5,500,000	6,600,000	20%	6,600,000	20%
NAV per share	$22.36	$21.58	-3.49%	$21.58	-3.49%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	11,000	12,100	10%	14,300	30%
Percentage Outstanding Held by Stockholder A	0.2%	0.18%	-8.33%	0.21%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$245,960	$261,118	6.16%	$308,594	25.47%
Total Investment by Stockholder A (Assumed to be $22.36 per Share on Shares Held Prior to Sale)	—	$265,408	—	$304,304	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	$—	$-4,290	-1.64%	$4,290	1.39%
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	$—	$21.58	-3.49%	$21.58	-3.49%
Investment per Share Held by Stockholder A (Assumed to be $22.36 per Share on Shares Held Prior to Sale)	$—	$21.93	—%	$21.28	—%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$-0.35	—%	$0.30	—%
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	-1.60%	—	1.41%

(1)	Assumes 7% issuance discount.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Examples 2 and 3 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in any subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.20%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 15% Discount		Example 3 40% Offering at 15% Discount		Example 4 100% Offering at 15% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$20.12	—	$19.01	—%	$19.01	—%	$19.01	—%
Net Proceeds per Share to Issuer	—	$18.71	—	$17.68	—%	$17.68	—%	$17.68	—%
Increase in Shares and Decrease to NAV
Total Shares Outstanding	5,500,000	6,050,000	10%	6,600,000	20%	7,700,000	40%	11,000,000	100%
NAV per Share	$22.36	$22.03	-1.48%	$21.58	-3.49%	$21.03	-5.99%	$20.02	-10.48%
Dilution/Accretion to New Investor A
Share Dilution
Shares held by Investor A	—	1,100	—%	2,200	—%	4,400	—%	11,000	—%
Percentage Outstanding Held by Investor A	—%	0.02%	—%	0.03%	—%	0.06	—%	0.10	—%
NAV Dilution
Total NAV Held by Investor A	—	$22,030	—%	$47,476	—%	$92,532	—%	$220,220	—%
Total Investment by Investor A (At Price to Public)	—	$18,710	—%	$38,896	—%	$77,792	—%	$194,480	—%
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$3,720	17.74%	$8,580	22.06%	$14,740	18.95%	$25,740	13.24%

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 15% Discount		Example 3 40% Offering at 15% Discount		Example 4 100% Offering at 15% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
NAV Dilution per Share
NAV per Share Held by Investor A	—	$22.03	—%	$21.58	—%	$21.03	—%	$20.02	—%
Investment per Share Held by Investor A	—	$18.71	—%	$17.68	—%	$17.68	—%	$17.68	—%
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$3.32	—%	$3.90	—%	$3.35	—%	$2.34	—%
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/ Accretion per Share Divided by Investment per Share)	—	—	17.74%	—	22.06%	—	18.95%	—	13.24%

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and our charter and bylaws, which we collectively refer to as our “governing documents.”

As of the date of this prospectus, our authorized stock consists of 100,000,000 shares of capital stock, $0.001 par value per share, all of which are designated as shares of common stock. Our common stock trades under the symbol “SAR” on the New York Stock Exchange. There are no outstanding options or warrants to purchase our common stock. No shares of common stock have been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our governing documents, our board of directors is authorized to create new classes or series of shares of stock and to authorize the issuance of shares of stock without obtaining stockholder approval. Our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

Each share of our common stock has equal rights as to earnings, assets, dividends and voting and all of our outstanding shares of common stock are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights.

In the event of our liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of shares of our preferred stock, if any are outstanding at such time. Each share of our common stock entitles its holder to cast one vote on all matters submitted to a vote of stockholders, including the election and removal of directors.

The following table sets forth information regarding our authorized shares of stock under our charter and shares of stock outstanding as of the date of this prospectus.

Title of Class	Shares Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	100,000,000	—	5,588,754

Preferred Stock

Our governing documents authorize our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to the issuance of shares of stock of each class or series, the board of directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock. Thus, the board of directors could authorize the issuance of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. In addition, as a business development company, any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate dividend or distribution on, or purchase price of, such shares of preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock is in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding shares of preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The Maryland General Corporation Law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our governing documents contain a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by the Maryland General Corporation Law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which, our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter authorizes us to obligate ourselves, and our bylaws do obligate us, to the maximum extent permitted by Maryland law and subject to any applicable requirements of the 1940 Act, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (1) any present or former director or officer or (2) any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee, from and against any claim or liability to which that person may become subject for which that person may incur by reason of his or her service in such capacity. Our charter and bylaws also permit indemnification and the advancement of expenses to any person who served a predecessor to Saratoga Investment Corp. in any of the capacities described above and any of our employees or agents or any employees or agents of such predecessor.

As a business development company, and in accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and officers and we intend to enter into indemnification agreements with each of our future directors and officers. The indemnification agreements attempt to provide these directors and officers the maximum indemnification permitted under Maryland law and the 1940 Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his or her status as a present or former director or officer in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer.

Provisions of Our Governing Documents and the Maryland General Corporation Law

Our governing documents and the Maryland General Corporation Law contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of directors is elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Number of Directors; Vacancies; Removal

Our governing documents provide that the number of directors will be set only by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eleven. Our charter provides that, except as may be provided by the board of directors in setting the terms of any class or series of shares of stock, so long as we have a class of securities registered under the Exchange Act and at least three independent directors, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. If there are no directors then in office, vacancies may be filled by stockholders at a special meeting called for such purpose. Our charter provides that a director may be removed only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Pursuant to our charter and bylaws, our board of directors may amend the bylaws to alter the vote required to elect directors.

Action by Stockholders

All of our outstanding shares of common stock will generally be able to vote on any matter that is a proper subject for action by the stockholders of a Maryland corporation, including in respect of the election or removal of directors as well as other extraordinary matters. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by written or electronically-transmitted unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our governing documents regarding the calling of a stockholder-requested special meeting of stockholder discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that, with respect to an annual meeting of our stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors, (3) by any stockholder who is a stockholder of record both at the time of giving notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors, (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice by the stockholder and at the time of the special meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws or (4) by a stockholder who is entitled to vote at the meeting in circumstances in which a special meeting of stockholders is called for the purpose of electing directors when no directors remain in office.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of our stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of our stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting, except that, if no directors remain in office, a special meeting of our stockholders shall be called to elect directors by the secretary upon the written request of holders entitled to cast at least 10% of the votes entitled to be cast generally in the election of directors.

Amendment of Governing Documents

Under Maryland law, a Maryland corporation generally cannot dissolve or amend its charter unless the corporation’s board of directors declares the dissolution or amendment to be advisable and the dissolution or amendment is approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of amendments to our charter by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, our charter also provides that certain charter amendments and proposals for our liquidation, dissolution or conversion, whether by merger or otherwise, from a closed-end company to an open-end company require the approval of the stockholders entitled to cast at least two-thirds percent of the votes entitled to be cast on such matter. If such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are, as defined in our charter, our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our governing documents provide that the board of directors has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

Approval of Extraordinary Actions

Under Maryland law, a Maryland corporation generally cannot amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless the corporation’s board of directors declares action or transaction to be advisable and the action or transaction is approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Except for a merger that would result in our conversion to an open-end company, which requires the approval described above, our charter provides that we may merge, sell all or substantially all of our assets, engage in a consolidation or share exchange or engage in similar transactions, if such transaction is declared advisable by our board of directors and approved by a majority of all of the votes entitled to be cast on the matter.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our governing documents provide that our stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholder meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act, which will prohibit any such repurchase other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholder meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our common stock. Such provision could also be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and if the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution exempting from the provisions of the Maryland Business Combination Act any business combination between us and any other person. If our board of directors adopts resolutions causing us to be subject to the provisions of the Business Combination Act, these provisions may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act or the Business Combination Act (if we amend our bylaws to be subject to such Acts), or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued (i.e., the right to purchase one new share for a minimum of every three rights held). In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

All the material terms of the indenture and the supplemental indenture, as well as an explanation of your rights as a holder of debt securities, are described in this prospectus and in the prospectus supplement accompanying this prospectus. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. We have filed a form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a BDC will affect our ability to raise additional capital.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “—Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “—Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of (or premium, if any, on) a debt security of the series when due;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;

•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding debt securities of the series);

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, after giving effect to any exemptive relief granted to the Company by the SEC; or

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to it is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the costs, expenses and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another corporation. We are also permitted to sell all or substantially all of our assets to another corporation. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell substantially all our assets, the resulting corporation or transferee must agree to be legally responsible for our obligations under the debt securities;

•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “—Indenture Provisions—Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;

•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “—Indenture Provisions—Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution received by the trustee in respect of such subordinated debt securities or by the holders of any of such subordinated debt securities must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities (i.e., the holders of the debt securities will not have access to the assets of the Company’s subsidiaries, financing vehicles or similar facilities until after all of these entities’ creditors have been paid and the remaining assets have been distributed up to the Company as the equity holder of these entities). In this regard, any notes that we may issue will be strictly the obligation of the Company, and not of Saratoga CLO, or any subsidiary we may form in the future.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association serves as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

As described further below, subject to receiving shareholder approval to issue warrants at a future annual meeting of stockholders, we may issue warrants to purchase shares of our common stock or debt securities. Such warrants may be issued independently or together with shares of common stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•	in the case of warrants to purchase common stock, the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

We may in the future seek the approval of our stockholders to approve a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. Such authorization will have no expiration. If we do not receive such stockholder approval, we will not issue any warrants.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $50,000,000 of our common stock, debt securities or warrants to purchase common stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions and discounts or agency fees paid by us, must generally equal or exceed the net asset value per share of our common stock. We may under certain circumstances consider selling our securities at prices below our net asset value per share consistent with the terms of our stockholder approval to sell our shares of common stock at a price below our net asset value per share. Any offering of shares of our common stock at a price below our then current net asset value per share that requires shareholder approval must occur, if at all, within one year after receiving such shareholder approval.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, such expenses, as well as any other fees and the expenses incurred by us in connection with any offering of our securities, including debt securities.

Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, we generally do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our investment securities are held under a custody agreement with U.S. Bank National Association. The address of the custodian is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, acts as our transfer agent, dividend paying and reinvestment agent for our common stock. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038. U.S. Bank National Association, our trustee under an indenture and the first supplemental indenture thereto relating to the Notes, is the paying agent, registrar and transfer agent relating to the Notes. The principal business address of our trustee is 214 N. Tyron Street, 12th Floor, Charlotte, North Carolina 28202.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, our independent registered public accounting firm, has audited our consolidated financial statements as of February 28, 2015 and February 28, 2014 and the three years ended February 28, 2015, February 28, 2014, and February 28, 2013 and the related senior securities table, as set forth in their reports. We have included our consolidated financial statements and our senior securities table in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing. Ernst & Young LLP’s principal business address is 5 Times Square, New York, New York 10036.

AVAILABLE INFORMATION

As a public company, we file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Saratoga Investment Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Saratoga Investment Corp.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below:

•	Authorized Employees of Our Investment Adviser. It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Saratoga Investment Corp.

Consolidated Statements of Assets and Liabilities

	As of
	May 31, 2015	February 28, 2015
	(unaudited)
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $239,950,830 and $222,505,383, respectively)	$245,883,731	$223,506,589
Control investments (cost of $15,172,837 and $15,953,001, respectively)	16,860,256	17,031,146

Total investments at fair value (amortized cost of $255,123,667 and $238,458,384, respectively)	262,743,987	240,537,735
Cash and cash equivalents	699,127	1,888,158
Cash and cash equivalents, reserve accounts	5,863,893	18,175,214
Interest receivable, (net of reserve of $354,144 and $309,498, respectively)	2,793,526	2,469,398
Management fee receivable	174,527	171,913
Other assets	475,257	317,637

Total assets	$272,750,317	$263,560,055

LIABILITIES
Revolving credit facility	$11,800,000	$9,600,000
Deferred debt financing costs, revolving credit facility	(575,002)	(594,845)
SBA debentures payable	79,000,000	79,000,000
Deferred debt financing costs, SBA debentures payable	(2,231,653)	(2,340,894)
Notes payable	48,300,000	48,300,000
Deferred debt financing costs, notes payable	(1,758,989)	(1,847,564)
Dividend payable	5,995,489	402,200
Base management and incentive fees payable	6,765,317	5,835,941
Accounts payable and accrued expenses	675,383	835,189
Interest and debt fees payable	912,628	1,405,466
Due to manager	375,820	365,820

Total liabilities	$149,258,993	$140,961,313

Commitments and contingencies (See Note 7)
NET ASSETS
Common stock, par value $.001, 100,000,000 common shares authorized, 5,428,758 and 5,401,899 common shares issued and outstanding, respectively	$5,429	$5,402
Capital in excess of par value	185,279,853	184,877,680
Distribution in excess of net investment income	(29,029,436)	(23,905,603)
Accumulated net realized loss from investments and derivatives	(40,384,842)	(40,458,088)
Accumulated net unrealized appreciation on investments and derivatives	7,620,320	2,079,351

Total net assets	123,491,324	122,598,742

Total liabilities and net assets	$272,750,317	$263,560,055

NET ASSET VALUE PER SHARE	$22.75	$22.70

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Statements of Operations

(unaudited)

	For the three months ended May 31, 2015	For the three months ended May 31, 2014
INVESTMENT INCOME
Interest from investments
Non-control/Non-affiliate investments	$5,648,979	$4,707,894
Payment-in-kind interest income from Non-control/Non-affiliate investments	691,152	252,928
Control investments	590,990	641,338

Total interest income	6,931,121	5,602,160
Interest from cash and cash equivalents	736	594
Management fee income	378,746	392,034
Other income	250,564	149,335

Total investment income	7,561,167	6,144,123

EXPENSES
Interest and debt financing expenses	1,963,865	1,787,587
Base management fees	1,124,098	968,479
Professional fees	333,444	435,374
Administrator expenses	250,000	250,000
Incentive management fees	1,797,833	378,489
Insurance	87,317	84,487
Directors fees and expenses	51,000	53,175
General & administrative	182,920	123,626

Total expenses	5,790,477	4,081,217

NET INVESTMENT INCOME	1,770,690	2,062,906

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investments	73,246	81,680
Net unrealized appreciation/(depreciation) on investments	5,540,969	(384,697)

Net gain/(loss) on investments	5,614,215	(303,017)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,384,905	$1,759,889

WEIGHTED AVERAGE—BASIC AND DILUTED EARNINGS PER COMMON SHARE	$1.36	$0.33

WEIGHTED AVERAGE COMMON STOCK OUTSTANDING—BASIC AND DILUTED	5,422,491	5,379,616

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Schedule of Investments

May 31, 2015

(unaudited)

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Non-control/Non-affiliated investments—199.1%(b)
National Truck Protection Co., Inc.(d),(g)	Automotive Aftermarket	Common Stock	1,116	$1,000,000	$1,430,192	1.2%
National Truck Protection Co., Inc.(d)	Automotive Aftermarket	First Lien Term Loan 15.50% Cash, 9/13/2018	$7,326,770	7,326,770	7,326,770	5.9%
Take 5 Oil Change, L.L.C.(d),(g)	Automotive Aftermarket	Common Stock	7,128	480,535	1,782,855	1.4%

		Total Automotive Aftermarket		8,807,305	10,539,817	8.5%

Legacy Cabinets Holdings(d),(g)	Building Products	Common Stock Voting A-1	2,535	220,900	1,701,441	1.4%
Legacy Cabinets Holdings(d),(g)	Building Products	Common Stock Voting B-1	1,600	139,424	1,073,888	0.9%
Polar Holding Company, Ltd.(a),(i)	Building Products	First Lien Term Loan 10.00% Cash, 8/13/2016	$1,000,000	1,000,000	1,000,000	0.8%

		Total Building Products		1,360,324	3,775,329	3.1%

BMC Software, Inc.(d)	Business Services	First Lien Term Loan 5.00% Cash, 9/10/2020	$5,716,667	5,673,479	5,610,337	4.5%
Dispensing Dynamics International(d)	Business Services	Senior Secured Note 12.50% Cash, 1/1/2018	$7,000,000	6,916,888	7,350,000	6.0%
Easy Ice, LLC(d)	Business Services	First Lien Term Loan 9.50% Cash, 1/15/2020	$12,000,000	11,876,875	12,000,000	9.6%
Emily Street Enterprises, L.L.C.	Business Services	Senior Secured Note 10.00% Cash, 1/23/2020	$8,400,000	8,271,383	8,400,000	6.8%
Emily Street Enterprises, L.L.C.(g)	Business Services	Warrant Membership Interests	49,318	400,000	452,056	0.4%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	First Lien Term Loan 5.50% Cash, 6/28/2019	$1,950,101	1,937,220	1,940,351	1.6%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	Second Lien Term Loan 9.50% Cash, 6/28/2020	$2,000,000	1,976,757	1,965,000	1.6%
Knowland Technology Holdings, L.L.C.	Business Services	First Lien Term Loan 11.00% Cash, 11/29/2017	$5,259,171	5,209,053	5,259,171	4.3%
Knowland Technology Holdings, L.L.C.(j),(k),(l)	Business Services	Delayed Draw Term Loan 11.00% Cash, 11/29/2017	$—	—	—	0.0%
Vector Controls Holding Co., LLC(d)	Business Services	First Lien Term Loan, 14.00% (12.00% Cash/2.00% PIK), 3/6/2018	$9,482,677	9,366,186	9,482,677	7.7%
Vector Controls Holding Co., LLC(d),(g)	Business Services	Warrants to Purchase Limited Liability Company Interests	101	—	34,939	0.0%

		Total Business Services		51,627,841	52,494,531	42.5%

Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan, 14.75% (13.75% Cash/1.00% PIK), 5/24/2016	$3,577,302	3,551,526	3,035,341	2.5%
Targus Holdings, Inc.(d),(g)	Consumer Products	Common Stock	62,413	566,765	—	0.0%
Targus Holdings, Inc.(d),(m)	Consumer Products	Unsecured Note 10.00% PIK, 6/14/2019	$2,054,158	2,054,158	—	0.0%
Targus Holdings, Inc.(d),(m)	Consumer Products	Unsecured Note 16.00% PIK, 10/26/2018	$429,797	425,459	—	0.0%

		Total Consumer Products		6,597,908	3,035,341	2.5%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Avionte Holdings, LLC(g)	Consumer Services	Common Stock	100,000	100,000	164,000	0.1%
Avionte Holdings, LLC	Consumer Services	First Lien Term Loan 9.75% Cash, 1/8/2019	$2,406,342	2,370,166	2,406,342	1.9%
Avionte Holdings, LLC(j),(l)	Consumer Services	Delayed Draw Term Loan A 9.75% Cash, 1/8/2019	$—	—	—	0.0%
CFF Acquisition L.L.C.(d)	Consumer Services	First Lien Term Loan 7.50% Cash, 7/31/2015	$582,304	581,685	582,304	0.5%
Expedited Travel L.L.C.(g)	Consumer Services	Common Stock	1,000,000	1,000,000	1,180,000	1.0%
Expedited Travel L.L.C.	Consumer Services	First Lien Term Loan 10.00% Cash, 10/10/2019	$13,018,475	12,898,361	13,018,475	10.6%
PrePaid Legal Services, Inc.(d)	Consumer Services	First Lien Term Loan 6.50% Cash, 7/1/2019	$1,629,032	1,617,017	1,625,448	1.3%
PrePaid Legal Services, Inc.(d)	Consumer Services	Second Lien Term Loan 9.75% Cash, 7/1/2020	$10,000,000	9,958,335	10,000,000	8.1%

		Total Consumer Services		28,525,564	28,976,569	23.5%

M/C Acquisition Corp., L.L.C.(d),(g)	Education	Class A Common Stock	544,761	30,241	—	0.0%
M/C Acquisition Corp., L.L.C.(d)	Education	First Lien Term Loan 1.00% Cash, 3/31/2016	$2,362,978	1,235,695	102,983	0.1%

		Total Education		1,265,936	102,983	0.1%

Group Dekko, Inc.(d)	Electronics	Second Lien Term Loan 11.00% (10.00% Cash/1.00% PIK), 5/1/2016	$6,880,696	6,880,696	6,575,881	5.3%

		Total Electronics		6,880,696	6,575,881	5.3%

TB Corp.(d)	Food and Beverage	First Lien Term Loan 5.50% Cash, 6/19/2018	$4,992,403	4,981,077	4,973,931	4.0%
TB Corp.(d)	Food and Beverage	Unsecured Note 13.50% (12.00% Cash/1.50% PIK), 12/20/2018	$2,546,121	2,513,305	2,546,121	2.1%
TM Restaurant Group L.L.C.	Food and Beverage	First Lien Term Loan 9.75% Cash, 7/16/2017	$9,783,298	9,649,729	9,764,709	7.9%

		Total Food and Beverage		17,144,111	17,284,761	14.0%

Bristol Hospice, LLC	Healthcare Services	Senior Secured Note 11.00% (10.00% Cash/1.00% PIK), 11/29/2018	$5,445,486	5,365,513	5,445,486	4.5%
Bristol Hospice, LLC(j),(l)	Healthcare Services	Delayed Draw Term Loan 11.00% (10.00% Cash/1.00% PIK), 11/29/2018	$—	—	—	0.0%
Roscoe Medical, Inc.(d),(g)	Healthcare Services	Common Stock	5,000	500,000	328,400	0.3%
Roscoe Medical, Inc.	Healthcare Services	Second Lien Term Loan 11.25% Cash, 9/26/2019	$4,200,000	4,132,667	4,009,740	3.2%
Smile Brands Group Inc.(d)	Healthcare Services	First Lien Term Loan 7.50% Cash, 8/16/2019	$4,432,500	4,365,682	3,745,463	3.0%
Surgical Specialties Corporation (US), Inc.(d)	Healthcare Services	First Lien Term Loan 7.25% Cash, 8/22/2018	$2,263,197	2,247,736	2,240,565	1.8%
Zest Holdings, LLC(d)	Healthcare Services	First Lien Term Loan 5.25% Cash, 8/16/2020	$4,241,318	4,166,205	4,257,435	3.4%

		Total Healthcare Services		20,777,803	20,027,089	16.2%

HMN Holdco, LLC	Media	First Lien Term Loan 12.00% Cash, 5/16/2019	$9,294,607	9,141,763	9,410,790	7.7%
HMN Holdco, LLC(j),(k)	Media	Deferred Draw Term Loan 12.00% Cash, 5/16/2020	$1,600,000	1,569,588	1,620,000	1.3%
HMN Holdco, LLC(g)	Media	Class A Series	4,264	61,647	247,525	0.2%
HMN Holdco, LLC(g)	Media	Class A Warrant	30,320	438,353	1,415,034	1.1%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
HMN Holdco, LLC(g)	Media	Warrants to Purchase Limited Liability Company Interests (Common)	57,872	—	2,404,582	1.9%
HMN Holdco, LLC(g)	Media	Warrants to Purchase Limited Liability Company Interests	8,139	—	395,637	0.3%

		Total Media		11,211,351	15,493,568	12.5%

Elyria Foundry Company, L.L.C.(d),(g)	Metals	Common Stock	35,000	9,217,563	6,762,000	5.5%
Elyria Foundry Company, L.L.C.(d)	Metals	Revolver 9.50% Cash, 12/31/2020	$8,500,000	8,500,000	8,500,000	6.9%

		Total Metals		17,717,563	15,262,000	12.4%

Network Communications, Inc.(d),(g)	Publishing	Common Stock	380,572	—	3,206,314	2.6%
Network Communications, Inc.(d)	Publishing	Unsecured Notes 8.60% PIK, 1/14/2020	$3,214,368	2,867,573	3,214,368	2.6%

		Total Publishing		2,867,573	6,420,682	5.2%

Censis Technologies, Inc.	Software as a Service	First Lien Term Loan B 11.00% Cash, 7/24/2019	$11,775,000	11,570,813	11,775,000	9.5%
Censis Technologies, Inc.(g),(h)	Software as a Service	Limited Partner Interests	999	999,000	988,011	0.8%
Community Investors, Inc.(g)	Software as a Service	Common Stock	1,282	1,282	2,546	0.0%
Community Investors, Inc.	Software as a Service	First Lien, Last Out Term Loan 11.73% Cash, 9/30/2019	$12,000,000	12,000,000	12,000,000	9.7%
Community Investors, Inc.	Software as a Service	First Lien Term Loan B 12.20% Cash, 12/31/2020	$2,500,000	2,500,000	2,500,000	2.0%
Community Investors, Inc.(g)	Software as a Service	Preferred Stock 10%	63,463	149,138	126,056	0.1%
Community Investors, Inc.(g)	Software as a Service	Preferred Stock - A Shares 10%	135,584	135,584	269,309	0.2%
Community Investors, Inc.	Software as a Service	Unsecured Note 10.00% PIK, 3/20/2020	$100,853	100,853	100,853	0.1%
Finalsite Holdings, Inc.	Software as a Service	Second Lien Term Loan 10.25% Cash, 11/21/2019	$7,500,000	7,435,282	7,500,000	6.1%
Identity Automation Systems(g)	Software as a Service	Common Stock Class A Units	232,616	232,616	227,964	0.2%
Identity Automation Systems	Software as a Service	First Lien Term Loan 10.25% Cash, 8/25/2019	$4,450,000	4,410,898	4,450,000	3.6%
Mercury Network, LLC	Software as a Service	First Lien Term Loan 10.25% Cash, 4/20/2020	$9,086,957	8,998,663	9,086,957	7.4%
Mercury Network, LLC(g)	Software as a Service	Common Stock	413,043	413,043	413,043	0.3%
Pen-Link, Ltd.(d)	Software as a Service	Second Lien Term Loan 12.50% Cash, 5/26/2019	$10,500,000	10,334,109	10,500,000	8.5%

		Total Software as a Service		59,281,281	59,939,739	48.5%

Advanced Air & Heat of Florida, LLC	Utilities	First Lien Term Loan 10.00% Cash, 1/31/2019	$5,955,441	5,885,574	5,955,441	4.8%

		Total Utilities		5,885,574	5,955,441	4.8%

Sub Total Non-control/Non-affiliated investments				239,950,830	245,883,731	199.1%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Control investments—13.7%(b)
Saratoga Investment Corp. CLO 2013-1, Ltd.(a),(d),(e),(f)	Structured Finance Securities	Other/Structured Finance Securities 16.21%, 10/17/2023	$30,000,000	15,172,837	16,860,256	13.7%

Sub Total Control investments				15,172,837	16,860,256	13.7%

TOTAL INVESTMENTS—212.8%(b)				$255,123,667	$262,743,987	212.8%

Cash and cash equivalents and cash and cash equivalents, reserve accounts—5.3%
U.S. Bank Money Market(n)			$6,563,020	$6,563,020	$6,563,020	5.3%

Total cash and cash equivalents and cash and cash equivalents, reserve accounts			$6,563,020	$6,563,020	$6,563,020	5.3%

(a)	Represents a non-qualifying investment as defined under Section 55 (a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 6.8% of the Company’s portfolio at fair value. As a BDC, the Company can only invest 30% of its portfolio in non-qualifying assets.
(b)	Percentages are based on net assets of $123,491,324 as of May 31, 2015.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is approved in good faith by our board of directors (see Note 3 to the consolidated financial statements).
(d)	These securities are pledged as collateral under a senior secured revolving credit facility (see Note 6 to the consolidated financial statements).
(e)	This investment does not have a stated interest rate that is payable thereon. As a result, the 16.21% interest rate in the table above represents the effective interest rate currently earned on the investment cost and is based on the current cash interest and other income generated by the investment.
(f)	As defined in the Investment Company Act, we “Control” this portfolio company because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net Unrealized gains
Saratoga Investment Corp. CLO 2013-1, Ltd.	$—	$—	$—	$590,990	$378,746	$—	$1,687,419

(g)	Non-income producing at May 31, 2015.
(h)	Includes securities issued by an affiliate of the company.
(i)	Non-U.S. company. The principal place of business for Polar Holding Company, Ltd. is Canada.
(j)	The investment has an unfunded commitment as of May 31, 2015 (See note 7).
(k)	Includes an analysis of the fair value of any unfunded loan commitments.
(l)	The entire commitment was unfunded at May 31, 2015. As such, no interest is being earned on this investment.
(m)	The investment was on non-accrual status as of May 31, 2015.
(n)	Included within cash and cash equivalents and cash and cash equivalents, reserve accounts in the Company’s Consolidated Statements of Assets and Liabilities as of May 31, 2015.

Saratoga Investment Corp.

Consolidated Schedule of Investments

February 28, 2015

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Non-control/Non-affiliated investments—182.3% (b)
National Truck Protection Co., Inc.(d),(g)	Automotive Aftermarket	Common Stock	1,116	$1,000,000	$1,769,432	1.4%
National Truck Protection Co., Inc.(d)	Automotive Aftermarket	First Lien Term Loan 15.50% Cash, 9/13/2018	$7,737,848	7,737,848	7,737,848	6.3%
Take 5 Oil Change, L.L.C.(d),(g)	Automotive Aftermarket	Common Stock	7,128	480,535	1,472,502	1.2%

		Total Automotive Aftermarket		9,218,383	10,979,782	8.9%

Legacy Cabinets Holdings(d),(g)	Building Products	Common Stock Voting A-1	2,535	220,900	1,493,470	1.2%
Legacy Cabinets Holdings(d),(g)	Building Products	Common Stock Voting B-1	1,600	139,424	942,624	0.8%
Polar Holding Company, Ltd.(a),(i)	Building Products	First Lien Term Loan 10.00% Cash, 8/13/2016	$1,000,000	1,000,000	1,000,000	0.8%

		Total Building Products		1,360,324	3,436,094	2.8%

BMC Software, Inc.(d)	Business Services	First Lien Term Loan 5.00% Cash, 9/10/2020	$5,731,667	5,686,622	5,478,327	4.5%
Dispensing Dynamics International(d)	Business Services	Senior Secured Note 12.50% Cash, 1/1/2018	$7,000,000	6,910,112	7,350,000	6.0%
Easy Ice, LLC(d)	Business Services	First Lien Term Loan 9.50% Cash, 1/15/2020	$12,000,000	11,872,639	12,000,000	9.6%
Emily Street Enterprises, L.L.C.	Business Services	Senior Secured Note 10.00% Cash, 1/23/2020	$8,400,000	8,260,787	8,400,000	6.9%
Emily Street Enterprises, L.L.C.(g)	Business Services	Warrant Membership Interests	49,318	400,000	391,584	0.3%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	First Lien Term Loan 5.50% Cash, 6/28/2019	$1,955,051	1,941,417	1,925,725	1.6%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	Second Lien Term Loan 9.50% Cash, 6/28/2020	$2,000,000	1,975,767	1,965,000	1.6%
Knowland Technology Holdings, L.L.C.	Business Services	First Lien Term Loan 11.00% Cash, 11/29/2017	$5,259,171	5,205,142	5,259,171	4.3%
Knowland Technology Holdings, L.L.C.(j),(k),(l)	Business Services	Delayed Draw Term Loan 11.00% Cash, 11/29/2017	$—	—	—	0.0%
Vector Controls Holding Co., LLC(d)	Business Services	First Lien Term Loan, 14.00% (12.00% Cash/2.00% PIK), 3/6/2018	$9,436,991	9,312,095	9,295,437	7.6%
Vector Controls Holding Co., LLC(d),(g)	Business Services	Warrants to Purchase Limited Liability Company Interests	101	—	62,341	0.1%

		Total Business Services		51,564,581	52,127,585	42.5%

Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan, 12.00% (11.00% Cash/1.00% PIK), 5/24/2016	$3,569,127	3,537,732	3,283,597	2.7%
Targus Holdings, Inc.(d),(g)	Consumer Products	Common Stock	62,413	566,765	—	0.0%
Targus Holdings, Inc.(d),(g)	Consumer Products	Unsecured Note 10.00% PIK, 6/14/2019	$2,054,158	2,054,158	—	0.0%
Targus Holdings, Inc.(d),(g)	Consumer Products	Unsecured Note 16.00% PIK, 10/26/2018	$429,797	425,227	—	0.0%

		Total Consumer Products		6,583,882	3,283,597	2.7%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Avionte Holdings, LLC(g)	Consumer Services	Common Stock	100,000	100,000	163,000	0.1%
Avionte Holdings, LLC	Consumer Services	First Lien Term Loan 9.75% Cash, 1/8/2019	$3,000,000	2,951,759	3,000,000	2.4%
Avionte Holdings, LLC(j),(l)	Consumer Services	Delayed Draw Term Loan A 9.75% Cash, 1/8/2019	$—	—	—	0.0%
CFF Acquisition L.L.C.(d)	Consumer Services	First Lien Term Loan 7.50% Cash, 7/31/2015	$716,179	714,270	716,179	0.6%
Expedited Travel L.L.C.(g)	Consumer Services	Common Stock	1,000,000	1,000,000	1,069,157	0.9%
Expedited Travel L.L.C.	Consumer Services	First Lien Term Loan 10.00% Cash, 10/10/2019	$13,750,000	13,609,579	13,750,000	11.2%
PrePaid Legal Services, Inc.(d)	Consumer Services	First Lien Term Loan 6.25% Cash, 7/1/2019	$3,709,677	3,680,863	3,652,919	3.0%
PrePaid Legal Services, Inc.(d)	Consumer Services	Second Lien Term Loan 9.75% Cash, 7/1/2020	$5,000,000	4,937,212	4,981,000	4.1%

		Total Consumer Services		26,993,683	27,332,255	22.3%

M/C Acquisition Corp., L.L.C.(d),(g)	Education	Class A Common Stock	544,761	30,241	—	0.0%
M/C Acquisition Corp., L.L.C.(d)	Education	First Lien Term Loan 1.00% Cash, 3/31/2015	$2,362,978	1,235,695	100,951	0.1%

		Total Education		1,265,936	100,951	0.1%

Group Dekko, Inc.(d)	Electronics	Second Lien Term Loan 11.00% (10.00% Cash/1.00% PIK), 5/1/2016	$6,950,048	6,950,048	6,667,181	5.4%

		Total Electronics		6,950,048	6,667,181	5.4%

TB Corp.(d)	Food and Beverage	First Lien Term Loan 5.76% Cash, 6/19/2018	$5,050,436	5,038,131	5,037,810	4.0%
TB Corp.(d)	Food and Beverage	Unsecured Note 13.50% (12.00% Cash/1.50% PIK), 12/20/2018	$2,546,121	2,512,732	2,546,121	2.1%
TM Restaurant Group L.L.C.	Food and Beverage	First Lien Term Loan 7.75% Cash, 7/16/2017	$2,791,595	2,791,595	2,763,679	2.3%

		Total Food and Beverage		10,342,458	10,347,610	8.4%

Bristol Hospice, LLC	Healthcare Services	Senior Secured Note 11.00% (10.00% Cash/1.00% PIK), 11/29/2018	$5,459,134	5,374,249	5,459,134	4.4%
Bristol Hospice, LLC(j),(l)	Healthcare Services	Delayed Draw Term Loan 11.00% (10.00% Cash/1.00% PIK), 11/29/2018	$—	—	—	0.0%
Roscoe Medical, Inc.(d),(g)	Healthcare Services	Common Stock	5,000	500,000	294,500	0.2%
Roscoe Medical, Inc.	Healthcare Services	Second Lien Term Loan 11.25% Cash, 9/26/2019	$4,200,000	4,129,704	3,990,000	3.3%
Smile Brands Group Inc.(d)	Healthcare Services	First Lien Term Loan 7.50% Cash, 8/16/2019	$4,443,750	4,373,369	4,159,350	3.4%
Surgical Specialties Corporation (US), Inc.(d)	Healthcare Services	First Lien Term Loan 7.25% Cash, 8/22/2018	$2,312,500	2,295,234	2,277,813	1.9%
Zest Holdings, LLC(d)	Healthcare Services	First Lien Term Loan 5.25% Cash, 8/16/2020	$4,443,919	4,361,438	4,460,806	3.6%

		Total Healthcare Services		21,033,994	20,641,603	16.8%

HMN Holdco, LLC	Media	First Lien Term Loan 14.00% (12.00% Cash/2.00% PIK), 5/16/2019	$9,368,327	9,206,438	9,579,115	7.9%
HMN Holdco, LLC	Media	First Lien Term Loan 12.00% Cash, 5/16/2020	$1,600,000	1,569,149	1,576,000	1.3%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
HMN Holdco, LLC(j),(k)	Media	Deferred Draw Term Loan 12.00% Cash, 5/16/2020	$—	—	(36,000)	0.0%
HMN Holdco, LLC(g)	Media	Class A Series	4,264	61,647	223,604	0.2%
HMN Holdco, LLC(g)	Media	Class A Warrant	30,320	438,353	1,247,365	1.0%
HMN Holdco, LLC(g)	Media	Warrants to Purchase Limited Liability Company Interests (Common)	57,872	—	2,085,128	1.7%
HMN Holdco, LLC(g)	Media	Warrants to Purchase Limited Liability Company Interests	8,139	—	350,464	0.3%

		Total Media		11,275,587	15,025,676	12.4%

Elyria Foundry Company, L.L.C.(d),(g)	Metals	Common Stock	35,000	9,217,563	6,762,000	5.5%
Elyria Foundry Company, L.L.C.(d)	Metals	Revolver 9.00% Cash, 12/31/2020	$8,500,000	8,500,000	8,500,000	6.8%

		Total Metals		17,717,563	15,262,000	12.3%

Network Communications, Inc.(d),(g)	Publishing	Common Stock	380,572	—	300,652	0.2%
Network Communications, Inc.(d)	Publishing	Unsecured Notes 8.60% PIK, 1/14/2020	$2,732,976	2,374,260	1,684,118	1.4%

		Total Publishing		2,374,260	1,984,770	1.6%

Censis Technologies, Inc.	Software as a Service	First Lien Term Loan B 11.00% Cash, 7/24/2019	$11,850,000	11,634,939	11,850,000	9.7%
Censis Technologies, Inc.(g),(h)	Software as a Service	Limited Partner Interests	999	999,000	981,627	0.8%
Community Investors, Inc.(g)	Software as a Service	Common Stock	1,282	1,282	1,769	0.0%
Community Investors, Inc.	Software as a Service	First Lien, Last Out Term Loan 11.78% Cash, 9/30/2019	$12,000,000	12,000,000	12,000,000	9.7%
Community Investors, Inc.	Software as a Service	First Lien Term Loan B 12.25% Cash, 12/31/2020	$2,500,000	2,500,000	2,500,000	2.0%
Community Investors, Inc.(g)	Software as a Service	Preferred Stock 10%	63,463	149,138	87,579	0.1%
Community Investors, Inc.	Software as a Service	Preferred Stock - A2 10%	38,641	100,853	53,325	0.0%
Community Investors, Inc.(g)	Software as a Service	Preferred Stock - A Shares 10%	135,584	135,584	187,106	0.2%
Finalsite Holdings, Inc.	Software as a Service	Second Lien Term Loan 10.25% Cash, 11/21/2019	$7,500,000	7,429,305	7,500,000	6.1%
Identity Automation Systems(g)	Software as a Service	Common Stock Class A Units	232,616	232,616	225,638	0.2%
Identity Automation Systems	Software as a Service	First Lien Term Loan 10.25% Cash, 8/25/2019	$4,475,000	4,433,897	4,475,000	3.7%
Pen-Link, Ltd.(d)	Software as a Service	Second Lien Term Loan 12.50% Cash, 5/26/2019	$10,500,000	10,326,376	10,500,000	8.6%

		Total Software as a Service		49,942,990	50,362,044	41.1%

Advanced Air & Heat of Florida, LLC	Utilities	First Lien Term Loan 10.00% Cash, 1/31/2019	$5,955,441	5,881,694	5,955,441	5.0%

		Total Utilities		5,881,694	5,955,441	5.0%

Sub Total Non-control/Non-affiliated investments				222,505,383	223,506,589	182.3%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Control investments—13.9%(b)
Saratoga Investment Corp. CLO 2013-1, Ltd.(a),(d),(e),(f)	Structured Finance Securities	Other/Structured Finance Securities 14.32%, 10/17/2023	$30,000,000	15,953,001	17,031,146	13.9%

Sub Total Control investments				15,953,001	17,031,146	13.9%

TOTAL INVESTMENTS—196.2%(b)				$238,458,384	$240,537,735	196.2%

Cash and cash equivalents and cash and cash equivalents, reserve accounts—16.4%
U.S. Bank Money Market(m)			$20,063,372	$20,063,372	$20,063,372	16.4%

Total cash and cash equivalents and cash and cash equivalents, reserve accounts			$20,063,372	$20,063,372	$20,063,372	16.4%

(a)	Represents a non-qualifyng investment as defined under Section 55 (a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 7.5% of the Company’s portfolio at fair value. As a BDC, the Company can only invest 30% of its portfolio in non-qualifying assets.
(b)	Percentages are based on net assets of $122,598,742, as of February 28, 2015.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is approved in good faith by our board of directors. (see Note 3 to the consolidated financial statements).
(d)	These securities are pledged as collateral under a senior secured revolving credit facility (see Note 6 to the consolidated financial statements).
(e)	This investment does not have a stated interest rate that is payable thereon. As a result, the 14.32% interest rate in the table above represents the effective interest rate currently earned on the investment cost and is based on the current cash interest and other income generated by the investment.
(f)	As defined in the Investment Company Act, we “Control” this portfolio company because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net Unrealized gains
Saratoga Investment Corp. CLO 2013-1, Ltd.	$—	$—	$—	$2,707,230	$1,520,205	$—	$1,078,145

(g)	Non-income producing at February 28, 2015.
(h)	Includes securities issued by an affiliate of the company.
(i)	Non-U.S. company. The principal place of business for Polar Holding Company, Ltd. is Canada.
(j)	The investment has an unfunded commitment as of February 28, 2015 (See note 7).
(k)	Includes an analysis of the value of any unfunded loan commitments.
(l)	The entire commitment was unfunded at February 28, 2015. As such, no interest is being earned on this investment.
(m)	Included within cash and cash equivalents and cash and cash equivalents, reserve accounts in the Company’s Consolidated Statements of Assets and Liabilities as of February 28, 2015.

Saratoga Investment Corp.

Consolidated Statements of Changes in Net Assets

(unaudited)

	For the three months ended May 31, 2015	For the three months ended May 31, 2014
INCREASE FROM OPERATIONS:
Net investment income	$1,770,690	$2,062,906
Net realized gain from investments	73,246	81,680
Net unrealized appreciation (depreciation) on investments	5,540,969	(384,697)

Net increase in net assets from operations	7,384,905	1,759,889

DECREASE FROM SHAREHOLDER DISTRIBUTIONS:
Distributions declared	(6,894,523)	—

Net decrease in net assets from shareholder distributions	(6,894,523)	—

CAPITAL SHARE TRANSACTIONS:
Stock dividend distribution	402,200	—

Net increase in net assets from capital share transactions	402,200	—

Total increase in net assets	892,582	1,759,889
Net assets at beginning of period	122,598,742	113,427,929

Net assets at end of period	$123,491,324	$115,187,818

Net asset value per common share	$22.75	$21.41

Common shares outstanding at end of period	5,428,758	5,379,616

Distribution in excess of net investment income	$(29,029,436)	$(29,060,761)

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Statements of Cash Flows

(unaudited)

	For the three months ended May 31, 2015	For the three months ended May 31, 2014
Operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,384,905	$1,759,889
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES:
Paid-in-kind interest income	(597,336)	(110,592)
Net accretion of discount on investments	(143,205)	(177,191)
Amortization of deferred debt financing costs	217,658	252,299
Net realized gain from investments	(73,246)	(81,680)
Net unrealized (appreciation) depreciation on investments	(5,540,969)	384,697
Proceeds from sale and redemption of investments	7,323,338	8,689,899
Purchase of investments	(23,174,833)	(21,574,435)
(Increase) decrease in operating assets:
Cash and cash equivalents, reserve accounts	12,311,321	(6,432,500)
Interest receivable	(324,128)	(934,623)
Management fee receivable	(2,614)	(16,770)
Other assets	(4,847)	(6,875)
Increase (decrease) in operating liabilities:
Management and incentive fees payable	929,376	(209,637)
Accounts payable and accrued expenses	(159,806)	71,538
Interest and debt fees payable	(492,838)	(214,866)
Due to manager	10,000	(50,000)

NET CASH USED BY OPERATING ACTIVITIES	(2,337,224)	(18,650,847)

Financing activities
Borrowings on debt	3,200,000	18,700,000
Paydowns on debt	(1,000,000)	—
Debt financing cost	(152,773)	(368,940)
Payments of cash dividends	(899,034)	—

NET CASH PROVIDED BY FINANCING ACTIVITIES	1,148,193	18,331,060

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,189,031)	(319,787)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,888,158	3,293,898

CASH AND CASH EQUIVALENTS, END OF PERIOD	$699,127	$2,974,111

Supplemental information:
Interest paid during the period	$2,239,045	$1,750,155

Supplemental non-cash information:
Paid-in-kind interest income	$597,336	$110,592
Net accretion of discount on investments	$143,205	$177,191
Amortization of deferred debt financing costs	$217,658	$252,299
Stock dividend distribution	$402,200	$—

See accompanying notes to consolidated financial statements.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2015

(unaudited)

Note 1. Organization

Saratoga Investment Corp. (the “Company”, “we”, “our” and “us”) is a non-diversified closed end management investment company incorporated in Maryland that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). We commenced operations on March 23, 2007 as GSC Investment Corp. and completed our initial public offering (“IPO”) on March 28, 2007. We have elected to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code (the “Code”). We expect to continue to qualify and to elect to be treated for tax purposes as a RIC. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments.

GSC Investment, LLC (the “LLC”) was organized in May 2006 as a Maryland limited liability company. As of February 28, 2007, the LLC had not yet commenced its operations and investment activities.

On March 21, 2007, the Company was incorporated and concurrently therewith the LLC was merged with and into the Company, with the Company as the surviving entity, in accordance with the procedure for such merger in the LLC’s limited liability company agreement and Maryland law. In connection with such merger, each outstanding limited liability company interest of the LLC was converted into a share of common stock of the Company.

On July 30, 2010, the Company changed its name from “GSC Investment Corp.” to “Saratoga Investment Corp.”.

We are externally managed and advised by our investment adviser, Saratoga Investment Advisors, LLC (the “Manager”), pursuant to the Management Agreement. Prior to July 30, 2010, we were managed and advised by GSCP (NJ), L.P.

On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP (“SBIC LP”), received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”).

On April 2, 2015, the SBA issued a “green light” or “go forth” letter inviting us to continue our application process to obtain a license to form and operate its second SBIC subsidiary. If approved, a second SBIC license would provide us an incremental source of long-term capital by permitting us to issue $75 million of additional SBA-guaranteed debentures in addition to the $150 million already approved under the first license. Receipt of a green light letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license and we have received no assurance or indication from the SBA that it will receive an SBIC license, or of the timeframe in which it would receive a license, should one be granted.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and include the accounts of the Company and its special purpose financing subsidiary, Saratoga Investment Funding, LLC (previously known as

GSC Investment Funding LLC). All intercompany accounts and transactions have been eliminated in consolidation. All references made to the “Company,” “we,” and “us” herein include Saratoga Investment Corp. and its consolidated subsidiary, except as stated otherwise.

The Company and SBIC are both considered to be investment companies for financial reporting purposes and have applied the guidance in Topic 946, “Financial Services—Investment Companies”. There have been no changes to the Company or SBIC’s status as investment companies during the three months ended May 31, 2015.

Use of Estimates in the Preparation of Financial Statements

The preparation of the accompanying consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and income, gains (losses) and expenses during the period reported. Actual results could differ materially from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value. Per section 12(d)(1)(A) of the 1940 Act, the Company may not invest in another registered investment company such as a money market fund, if such investment would cause the Company to exceed any of the following limitations:

•	we were to own more than 3.0% of the total outstanding voting stock of the money market fund;

•	we were to hold securities in the money market fund having an aggregate value in excess of 5.0% of the value of our total assets; or

•	we were to hold securities in money market funds and other registered investment companies and BDCs having an aggregate value in excess of 10.0% of the value of our total assets.

Cash and Cash Equivalents, Reserve Accounts

Cash and cash equivalents, reserve accounts include amounts held in designated bank accounts in the form of cash and short-term liquid investments in money market funds representing payments received on secured investments or other reserved amounts associated with our $45.0 million senior secured revolving credit facility with Madison Capital Funding LLC. The Company is required to use these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the terms of the senior secured revolving credit facility.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which we own more than 25.0% of the voting securities or maintain greater than 50.0% of the board representation. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which we own between 5.0% and 25.0% of the voting securities. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments.

Investment Valuation

The Company accounts for its investments at fair value in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that its investments are to be sold at the statement of assets and liabilities date in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact.

Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved, in good faith, by our board of directors based on input from our Manager, the audit committee of our board of directors and a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	Each investment is initially valued by the responsible investment professionals of our Manager and preliminary valuation conclusions are documented and discussed with the senior management of our Manager; and

•	An independent valuation firm engaged by our board of directors reviews approximately one quarter of these preliminary valuations each quarter so that the valuation of each investment for which market quotes are not readily available is reviewed by the independent valuation firm at least annually.

In addition, all our investments are subject to the following valuation process:

•	The audit committee of our board of directors reviews each preliminary valuation and our Manager and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•	Our board of directors discusses the valuations and approves the fair value of each investment, in good faith, based on the input of our Manager, independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

Our investment in Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”) is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by our Manager and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO.

Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Derivative Financial Instruments

We account for derivative financial instruments in accordance with ASC Topic 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires recognizing all derivative instruments as either assets or liabilities on the consolidated statements of assets and liabilities at fair value. The Company values derivative contracts at the closing fair value provided by the counterparty. Changes in the values of derivative contracts are included in the consolidated statements of operations.

Investment Transactions and Income Recognition

Purchases and sales of investments and the related realized gains or losses are recorded on a trade-date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. Discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

Interest income on our investment in Saratoga CLO is recorded using the effective interest method in accordance with the provisions of ASC Topic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, (“ASC 325-40”), based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

Other Income

Other income includes dividends received, origination fees, structuring fees and advisory fees, and is recorded in income when earned.

Paid-in-Kind Interest

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We stop accruing PIK interest if we do not expect the issuer to be able to pay all principal and interest when due.

Deferred Debt Financing Costs

Financing costs incurred in connection with our credit facility are deferred and amortized using the straight line method over the life of their respective facilities. Financing costs incurred in connection with our SBA debentures are deferred and amortized using the effective yield method over the life of the debentures.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). The amendments in this ASU require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this ASU. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015, and early adoption is allowed, and is to be applied on a retrospective basis. The Company has adopted the provisions of ASU 2015-03 as of February 28, 2015, by reclassifying deferred debt financing costs from within total assets to within total liabilities as a contra-liability. The adoption of the provisions of ASU 2015-03 did not materially impact the Company’s consolidated financial position or results of operations. Prior period amounts were reclassified to conform to the current period presentation.

Contingencies

In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

In the ordinary course of business, the Company may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Company.

Income Taxes

The Company has filed an election to be treated for tax purposes as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from federal income taxes. Therefore, no provision has been recorded for federal income taxes.

In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

ASC 740, Income Taxes, (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. During the fiscal year ended February 28, 2015, the Company did not incur any interest or penalties. Although we file federal and state tax returns, our major tax jurisdiction is federal. The 2012, 2013 and 2014 federal tax years for the Company remain subject to examination by the IRS. As of May 31, 2015 and May 31, 2014, there were no uncertain tax positions.

Dividends

Dividends to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the board of directors. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

We have adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of our dividend distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of the DRIP by the dividend record date will have their cash dividends automatically reinvested into additional shares of our common stock, rather than receiving the cash dividends. We have the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator.

Capital Gains Incentive Fee

The Company records an expense accrual on the consolidated statements of operations, relating to the capital gains incentive fee payable on the consolidated statements of assets and liabilities, by the Company to its investment adviser when the net realized and unrealized gain on its investments exceed all net realized and unrealized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual incentive fee payable to the Company’s investment adviser related to capital gains will be determined and payable in arrears at the end of each fiscal year and will include only realized capital gains net of realized and unrealized losses for the period.

New Accounting Pronouncements

In February 2015, the FASB issued ASU 2015-02, Consolidation (ASC Topic 810): Amendments to the Consolidation Analysis (“ASU 2015-02”). ASU 2015-02 significantly changes the consolidation analysis required under GAAP and ends the deferral granted to investment companies from applying the variable interest entity guidance. ASU 2015-02 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015 and early adoption is permitted. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statements and disclosures.

In August 2014, the FASB issued new accounting guidance that requires management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. The amendments provide a definition of the term “substantial doubt” and include principles for considering the mitigating effect of management’s plans. The amendments also require an evaluation every reporting period, including interim periods for a period of one year after the date that the financial statements are issued (or available to be issued), and certain disclosures when substantial doubt is alleviated or not alleviated. The amendments in this update are effective for reporting periods ending after December 15, 2016. Management is currently evaluating the impact of adopting this new accounting guidance update on the company’s consolidated financial statement.

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim reporting periods beginning after December 15, 2016, and early application is not permitted. The Company is currently evaluating the impact this ASU will have on its consolidated financial statements.

Risk Management

In the ordinary course of its business, the Company manages a variety of risks, including market risk and credit risk. Market risk is the risk of potential adverse changes to the value of investments because of changes in market conditions such as interest rate movements and volatility in investment prices.

Credit risk is the risk of default or non-performance by portfolio companies, equivalent to the investment’s carrying amount.

The Company is also exposed to credit risk related to maintaining all of its cash and cash equivalents, including those in reserve accounts, at a major financial institution and credit risk related to any of its derivative counterparties.

The Company has investments in lower rated and comparable quality unrated high yield bonds and bank loans. Investments in high yield investments are accompanied by a greater degree of credit risk. The risk of loss due to default by the issuer is significantly greater for holders of high yield securities, because such investments are generally unsecured and are often subordinated to other creditors of the issuer.

Note 3. Investments

As noted above, the Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•	Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs used in the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 asset, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 and the 1940 Act (see Note 2). Consistent with our Company’s valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The following table presents fair value measurements of investments, by major class, as of May 31, 2015 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Syndicated loans	$—	$—	$17,794	$17,794
First lien term loans	—	—	157,072	157,072
Second lien term loans	—	—	40,551	40,551
Unsecured notes	—	—	5,861	5,861
Structured finance securities	—	—	16,860	16,860
Equity interest	—	—	24,606	24,606

Total	$—	$—	$262,744	$262,744

The following table presents fair value measurements of investments, by major class, as of February 28, 2015 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Syndicated loans	$—	$—	$18,302	$18,302
First lien term loans	—	—	145,207	145,207
Second lien term loans	—	—	35,603	35,603
Unsecured notes	—	—	4,230	4,230
Structured finance securities	—	—	17,031	17,031
Equity interest	—	—	20,165	20,165

Total	$—	$—	$240,538	$240,538

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three months ended May 31, 2015 (dollars in thousands):

	Syndicated loans	First lien term loans	Second lien term loans	Unsecured notes	Structured finance securities	Common stock/ equities	Total
Balance as of February 28, 2015	$18,302	$145,207	$35,603	$4,230	$17,031	$20,165	$240,538
Net unrealized gains (losses)	(240)	29	(22)	1,036	609	4,129	5,541
Purchases and other adjustments to cost	11	17,941	5,056	494	—	413	23,915
Sales and redemptions	(283)	(6,174)	(86)	—	(780)	—	(7,323)
Net realized gain from investments	4	69	—	—	—	—	73
Transfers in/out	—	—	—	101	—	(101)	—

Balance as of May 31, 2015	$17,794	$157,072	$40,551	$5,861	$16,860	$24,606	$262,744

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales and redemptions represent net proceeds received from investments sold, and principal paydowns received, during the period.

The net change in unrealized gain/(loss) for the three months ended May 31, 2015 on investments held as of May 31, 2015 is $5,493,439 and is included in net unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three months ended May 31, 2014 (dollars in thousands):

	Syndicated loans	First lien term loans	Second lien term loans	Unsecured notes	Structured finance securities	Common stock/ equities	Total
Balance as of February 28, 2014	$32,390	$110,278	$27,804	$5,471	$19,570	$10,332	$205,845
Net unrealized gains (losses)	(181)	(342)	(210)	8	549	(209)	(385)
Purchases and other adjustments to cost	16	9,605	11,134	76	—	1,031	21,862
Sales and redemptions	(106)	(2,584)	(6,000)	—	—	—	(8,690)
Net realized gain (loss) from investments	1	35	46	—	—	—	82

Balance as of May 31, 2014	$32,120	$116,992	$32,774	$5,555	$20,119	$11,154	$218,714

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales and redemptions represent net proceeds received from investments sold, and principal paydowns received, during the period.

The net change in unrealized gain/(loss) for the three months ended May 31, 2014 on investments held as of May 31, 2014 is ($319,092) and is included in net unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of May 31, 2015 were as follows (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range
Syndicated loans	17,794	Market Comparables	Third-Party Bid	84.5% - 100.4%
First lien term loans	157,072	Market Comparables	Market Yield (%)	6.2% - 15.5%
			EBITDA Multiples (x)	0.1x - 3.0x
			Third-Party Bid	81.5% - 105.0%
Second lien term loans	40,551	Market Comparables	Market Yield (%)	8.5% - 16.9%
			Third-Party Bid	99.5% - 100.0%
Unsecured notes	5,861	Market Comparables	Market Yield (%)	8.6% - 13.2%
Structured finance securities	16,860	Discounted Cash Flow	Discount Rate (%)	11.0%
Equity interests	24,606	Market Comparables	EBITDA Multiples (x)	5.0x - 11.0x

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of February 28, 2015 were as follows (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range
Syndicated loans	18,302	Market Comparables	Third-Party Bid	93.6% -100.4%
First lien term loans	145,207	Market Comparables	Market Yield (%)	5.8% - 17.7%
			EBITDA Multiples (x)	3.0x
			Third-Party Bid	79.3 - 105.0
Second lien term loans	35,603	Market Comparables	Market Yield (%)	8.5% - 15.0%
			Third-Party Bid	98.3% - 98.3%
Unsecured notes	4,230	Market Comparables	Market Yield (%)	13.2% - 20.3%
Structured finance securities	17,031	Discounted Cash Flow	Discount Rate (%)	12.0%
Equity interests	20,165	Market Comparables	EBITDA Multiples (x)	5.0x - 12.1x

For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the EBITDA valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.

The composition of our investments as of May 31, 2015, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Syndicated loans	$18,390	7.2%	$17,794	6.8%
First lien term loans	156,795	61.4	157,072	59.8
Second lien term loans	40,718	16.0	40,551	15.4
Unsecured notes	7,962	3.1	5,861	2.2
Structured finance securities	15,173	6.0	16,860	6.4
Equity interest	16,086	6.3	24,606	9.4

Total	$255,124	100.0%	$262,744	100.0%

The composition of our investments as of February 28, 2015, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Syndicated loans	$18,658	7.8%	$18,302	7.6%
First lien term loans	144,959	60.8	145,207	60.3
Second lien term loans	35,748	15.0	35,603	14.8
Unsecured notes	7,366	3.1	4,230	1.8
Structured finance securities	15,953	6.7	17,031	7.1
Equity interest	15,774	6.6	20,165	8.4

Total	$238,458	100.0%	$240,538	100.0%

For loans and debt securities for which market quotations are not available, we determine their fair value based on third party indicative broker quotes, where available, or the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield valuation methodology. In applying the market yield valuation methodology, we determine the fair value based on such factors as market participant assumptions including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If, in our judgment, the market yield methodology is not sufficient or appropriate, we may use additional methodologies such as an asset liquidation or expected recovery model.

For equity securities of portfolio companies and partnership interests, we determine the fair value based on the market approach with value then attributed to equity or equity like securities using the enterprise value waterfall valuation methodology. Under the enterprise value waterfall valuation methodology, we determine the enterprise fair value of the portfolio company and then waterfall the enterprise value over the portfolio company’s securities in order of their preference relative to one another. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities. We also take into account historical and anticipated financial results.

Our investment in Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”) is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by our Manager and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. For the quarter ended November 30, 2013, in connection with the refinancing of the Saratoga CLO liabilities, we ran Intex models based on assumptions about the refinanced Saratoga CLO’s structure, including capital structure, cost of liabilities and reinvestment period. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO at May 31, 2015. The significant inputs for the valuation model include:

•	Default rates: 2.0%

•	Recovery rates: 35-75%

•	Prepayment rate: 25.0%

•	Reinvestment rate / price: L+375bps / $99.75

Note 4. Investment in Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”)

On January 22, 2008, we invested $30 million in all of the outstanding subordinated notes of GSC Investment Corp. CLO 2007, Ltd., a collateralized loan obligation fund managed by us that invests primarily in senior secured loans. Additionally, we entered into a collateral management agreement with GSC Investment Corp. CLO 2007, Ltd. pursuant to which we act as collateral manager to it. The Saratoga CLO was refinanced in October 2013 and its reinvestment period ends in October 2016. The Saratoga CLO remains 100% owned and managed by Saratoga Investment Corp. We receive a base management fee of 0.25% and a subordinated management fee of 0.25% of the Fee Basis Amount at the beginning of the Collection Period, paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20.0% of the remaining interest proceeds and principal proceeds, if any, after the subordinated notes have realized the incentive management fee target return of 12.0%, in accordance with the Priority of Payments after making the prior distributions on the relevant payment date. For the three months ended May 31, 2015 and May 31, 2014, we accrued $0.4 million and $0.4 million in management fee income, respectively, and $0.6 million and $0.6 million in interest income, respectively, from Saratoga CLO. We did not accrue any amounts related to the incentive management fee as the 12.0% hurdle rate has not yet been achieved.

At May 31, 2015, the Company determined that the fair value of its investment in the subordinated notes of Saratoga CLO was $16.9 million. The Company determines the fair value of its investment in the subordinated notes of Saratoga CLO based on the present value of the projected future cash flows of the subordinated notes over the life of Saratoga CLO. At May 31, 2015, Saratoga CLO had investments with a principal balance of $306.6 million and a weighted average spread over LIBOR of 4.2%, and had debt with a principal balance of $282.4 million with a weighted average spread over LIBOR of 1.8%. As a result, Saratoga CLO earns a “spread” between the interest income it receives on its investments and the interest expense it pays on its debt and other operating expenses, which is distributed quarterly to the Company as the holder of its subordinated notes. At May 31, 2015, the total “spread”, or projected future cash flows of the subordinated notes, over the life of Saratoga CLO was $17.1 million, which had a present value of approximately $16.9 million, using an 11.0% discount rate.

Below is certain financial information from the separate unaudited financial statements of Saratoga CLO as of May 31, 2015 and February 28, 2015 and for the three months ended May 31, 2015 and May 31, 2014.

Saratoga Investment Corp. CLO 2013-1, Ltd.

Statements of Assets and Liabilities

	As of
	May 31, 2015	February 28, 2015
	(unaudited)
ASSETS
Investments
Fair Value Loans (amortized cost of $304,723,108, and $295,193,588, respectively)	$304,192,066	$294,621,817
Fair Value Other/Structured finance securities (amortized cost of $2,566,752 and $2,566,752, respectively)	490,890	617,451

Total investments at fair value (amortized cost of $307,289,860 and $297,760,340, respectively)	304,682,956	295,239,268
Cash and cash equivalents	2,565,671	5,831,797
Receivable from open trades	745,005	2,119,687
Interest receivable	1,361,040	1,290,637

Total assets	$309,354,672	$304,481,389

LIABILITIES
Interest payable	$644,098	$631,886
Payable from open trades	9,759,881	5,214,331
Accrued base management fee	87,263	85,957
Accrued subordinated management fee	87,263	85,957
Class A-1 Notes—SIC CLO 2013-1, Ltd.	170,000,000	170,000,000
Discount on Class A-1 Notes—SIC CLO 2013-1, Ltd.	(1,451,425)	(1,495,802)
Class A-2 Notes—SIC CLO 2013-1, Ltd.	20,000,000	20,000,000
Discount on Class A-2 Notes—SIC CLO 2013-1, Ltd.	(150,450)	(155,050)
Class B Notes—SIC CLO 2013-1, Ltd.	44,800,000	44,800,000
Discount on Class B Notes—SIC CLO 2013-1, Ltd.	(977,323)	(1,007,205)
Class C Notes—SIC CLO 2013-1, Ltd.	16,000,000	16,000,000
Discount on Class C Notes—SIC CLO 2013-1, Ltd.	(608,487)	(627,091)
Class D Notes—SIC CLO 2013-1, Ltd.	14,000,000	14,000,000
Discount on Class D Notes—SIC CLO 2013-1, Ltd.	(789,863)	(814,013)
Class E Notes—SIC CLO 2013-1, Ltd.	13,100,000	13,100,000
Discount on Class E Notes—SIC CLO 2013-1, Ltd.	(1,489,121)	(1,534,650)
Class F Notes—SIC CLO 2013-1, Ltd.	4,500,000	4,500,000
Discount on Class F Notes—SIC CLO 2013-1, Ltd.	(541,620)	(558,180)
Deferred debt financing costs, SIC CLO 2013-1, Ltd. Notes	(1,885,333)	(1,941,595)
Subordinated Notes	30,000,000	30,000,000

Total liabilities	$315,084,883	$310,284,545

Commitments and contingencies
NET ASSETS
Ordinary equity, par value $1.00, 250 ordinary shares authorized, 250 and 250 issued and outstanding, respectively	$250	$250
Accumulated loss	(5,803,406)	(3,343,488)
Net gain/(loss)	72,945	(2,459,918)

Total net assets	(5,730,211)	(5,803,156)

Total liabilities and net assets	$309,354,672	$304,481,389

Saratoga Investment Corp. CLO 2013-1, Ltd.

Statements of Operations

(unaudited)

	For the three months ended May 31, 2015	For the three months ended May 31, 2014
INVESTMENT INCOME
Interest from investments	$3,512,587	$3,157,518
Interest from cash and cash equivalents	290	276
Other income	164,115	98,923

Total investment income	3,676,992	3,256,717

EXPENSES
Interest expense	2,846,636	2,126,984
Professional fees	59,222	70,218
Miscellaneous fee expense	4,925	23,133
Base management fee	189,373	196,017
Subordinated management fee	189,373	196,017
Trustee expenses	31,284	26,615
Amortization expense	239,963	239,963

Total expenses	3,560,776	2,878,947

NET INVESTMENT INCOME	116,216	377,770

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	42,561	380,619
Net unrealized depreciation on investments	(85,832)	(1,453,349)

Net loss on investments	(43,271)	(1,072,730)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$72,945	$(694,960)

Saratoga Investment Corp. CLO 2013-1 Ltd.

Schedule of Investments

May 31, 2015

(unaudited)

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Education Management II LLC	Leisure Goods/Activities/ Movies	A-1 Preferred Shares	Equity	0.00%		6,692	$669,214	$301,140
Education Management II LLC	Leisure Goods/Activities/ Movies	A-2 Preferred Shares	Equity	0.00%		18,975	1,897,538	189,750
24 Hour Holdings III LLC	Leisure Goods/Activities/ Movies	Term Loan	Loan	4.75%	5/28/2021	$496,250	491,913	476,400
Acosta Holdco Inc.	Media	Term Loan B1	Loan	4.25%	9/27/2021	$1,990,000	1,975,220	1,992,806
Aderant North America, Inc.	Services: Business	Term Loan (First Lien)	Loan	5.25%	12/20/2018	$3,260,898	3,260,898	3,260,898
Aspen Dental Management, Inc.	Healthcare & Pharmaceuticals	Term Loan Initial	Loan	5.50%	4/27/2022	$500,000	497,525	504,375
Advantage Sales & Marketing Inc.	Services: Business	Delayed Draw Term Loan	Loan	4.25%	7/25/2021	$2,490,000	2,486,539	2,485,344
AECOM Technology Corporation	Services: Business	Term Loan B	Loan	3.75%	10/15/2021	$319,103	317,635	320,900
Aegis Toxicology Science Corporation	Healthcare & Pharmaceuticals	Term B Loan	Loan	5.50%	2/24/2021	$992,500	992,500	967,687
Akorn, Inc.	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.50%	4/16/2021	$497,500	495,530	498,276
Albertson’s LLC	Retailers (Except Food and Drugs)	Term Loan B-4	Loan	5.50%	8/25/2021	$3,410,000	3,390,923	3,427,971
Alere Inc. (fka IM US Holdings, LLC)	Healthcare & Pharmaceuticals	Incremental B-1 Term Loan	Loan	4.25%	6/30/2017	$1,524,604	1,524,604	1,526,830
Alvogen Pharma US, Inc	Healthcare & Pharmaceuticals	Term Loan	Loan	5.00%	4/2/2022	$500,000	497,572	502,915
American Tire Distributors Inc	Automotive	Term Loan B	Loan	4.25%	9/1/2021	$496,487	495,668	501,040
Aramark Corporation	Food Products	LC-2 Facility	Loan	3.74%	7/26/2016	$79,187	79,177	78,593
Aramark Corporation	Food Products	LC-3 Facility	Loan	3.74%	7/26/2016	$43,961	43,961	43,631
Aramark Corporation	Food Products	U.S. Term F Loan	Loan	3.25%	2/24/2021	$3,174,472	3,174,472	3,170,504
ARG IH Corp	Food Services	Term Loan	Loan	4.75%	11/15/2020	$483,163	482,308	484,975
American Beacon Advisors, Inc.	Financial Intermediaries	Term Loan (First Lien)	Loan	5.50%	4/30/2022	$250,000	248,759	252,812
Asurion, LLC (fka Asurion Corporation)	Insurance	Incremental Tranche B-1 Term Loan	Loan	5.00%	5/24/2019	$5,397,939	5,358,755	5,414,834
Avantor Performance Materials Holdings, Inc.	Chemicals/Plastics	Term Loan	Loan	5.25%	6/24/2017	$3,913,710	3,905,683	3,913,710
Avast Software	Electronics/Electric	Term Loan	Loan	4.75%	3/20/2020	$1,900,000	1,898,425	1,911,077
AZ Chem US Inc.	Chemicals/Plastics	Term Loan	Loan	5.25%	6/12/2021	$460,274	458,212	460,274
Bass Pro Group, LLC	Retailers (Except Food and Drugs)	New Term Loan	Loan	3.75%	11/20/2019	$492,348	491,947	492,348
Bass Pro Group, LLC	Retailers (Except Food and Drugs)	Term Loan	Loan	3.75%	11/20/2019	$1,007,652	1,005,133	1,007,652
Bayonne Energy Center	Oil & Gas	Term Loan B	Loan	5.00%	8/19/2021	$533,481	531,096	536,148
Belmond Interfin Ltd.	Lodging & Casinos	Term Loan	Loan	4.00%	3/19/2021	$495,000	492,889	494,381
Berry Plastics Corporation	Chemicals/Plastics	Term E Loan	Loan	3.75%	1/6/2021	$1,814,499	1,802,988	1,814,499

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Biomet, Inc.	Healthcare & Pharmaceuticals	Dollar Term B-2 Loan	Loan	3.65%	7/25/2017	$1,840,718	1,840,718	1,838,325
BJ’s Wholesale Club, Inc.	Food/Drug Retailers	New 2013 (November) Replacement Loan (First Lien)	Loan	4.50%	9/26/2019	$1,486,212	1,485,225	1,489,304
Blue Coat Systems	Technology	Term Loan B	Loan	4.50%	5/19/2022	$1,000,000	997,500	1,001,250
BMC Software	Technology	Term Loan	Loan	5.00%	9/10/2020	$1,994,950	1,933,227	1,948,407
Bombardier Recreational Products Inc.	Leisure Goods/Activities/Movies	Term B Loan	Loan	4.00%	1/30/2019	$754,286	750,526	753,516
Brickman Group Holdings, Inc.	Brokers/Dealers/Investment Houses	Initial Term Loan (First Lien)	Loan	4.00%	12/18/2020	$1,487,481	1,475,540	1,484,699
Brock Holdings III, Inc.	Industrial Equipment	Term Loan (First Lien)	Loan	6.00%	3/16/2017	$1,933,169	1,945,346	1,921,087
Burlington Coat Factory Warehouse Corporation	Retailers (Except Food and Drugs)	Term B-2 Loan	Loan	4.25%	8/13/2021	$1,861,667	1,853,261	1,865,800
BWAY Holding Company	Leisure Goods/Activities/Movies	Term Loan B	Loan	5.50%	8/14/2020	$992,500	983,770	995,805
Caesars Entertainment Corp.	Lodging & Casinos	Term B-7 Loan	Loan	9.75%	1/28/2018	$995,000	989,683	900,167
Camp International Holding Company	Aerospace and Defense	2013 Replacement Term Loan (First Lien)	Loan	4.75%	5/31/2019	$1,955,057	1,960,381	1,958,107
Capital Automotive L.P.	Conglomerate	Tranche B-1 Term Loan Facility	Loan	4.00%	4/10/2019	$2,073,747	2,077,935	2,081,523
Catalent Pharma Solutions, Inc	Drugs	Initial Term B Loan	Loan	4.25%	5/20/2021	$496,250	494,094	497,804
Celanese US Holdings LLC	Chemicals/Plastics	Dollar Term C-2 Commitment	Loan	2.49%	10/31/2018	$2,149,147	2,173,337	2,156,905
Cengage Learning Acquisitions, Inc.	Publishing	Term Loan	Loan	7.00%	3/31/2020	$2,724,987	2,753,442	2,730,328
Charter Communications Operating, LLC	Cable and Satellite Television	Term F Loan	Loan	3.00%	12/31/2020	$2,649,005	2,640,702	2,632,078
CHS/Community Health Systems, Inc.	Healthcare & Pharmaceuticals	Term F Loan	Loan	3.25%	12/31/2018	$1,097,819	1,077,865	1,099,653
CHS/Community Health Systems, Inc.	Healthcare & Pharmaceuticals	Term G Loan	Loan	3.75%	12/31/2019	$1,027,707	1,000,275	1,029,568
CHS/Community Health Systems, Inc.	Healthcare & Pharmaceuticals	Term H Loan	Loan	4.00%	1/27/2021	$1,890,955	1,840,450	1,894,377
Cinedigm Digital Funding I, LLC	Services: Business	Term Loan	Loan	3.75%	2/28/2018	$490,397	487,081	490,397
CITGO Petroleum Corporation	Oil & Gas	Term Loan B	Loan	4.50%	7/29/2021	$995,000	991,770	997,070
ClubCorp Club Operations, Inc.	Lodging & Casinos	Term Loan B	Loan	4.50%	7/24/2020	$500,000	496,250	501,125
Communications Sales & Leasing, Inc.	Telecommunications	Term Loan B (First Lien)	Loan	5.00%	10/24/2022	$2,000,000	1,987,560	1,990,500
CommScope, Inc.	Telecommunications	Term Loan B	Loan	4.00%	5/27/2022	$500,000	498,750	500,625
Concordia Healthcare Corp	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.75%	4/21/2022	$250,000	248,764	251,875
CPI International Acquisition, Inc. (f/k/a Catalyst Holdings, Inc.)	Electronics/Electric	Term B Loan	Loan	4.25%	11/17/2017	$3,586,275	3,586,275	3,568,344
Crosby US Acquisition Corp.	Industrial Equipment	Initial Term Loan (First Lien)	Loan	3.75%	11/23/2020	$740,625	739,888	700,816
Crown Castle Operating Company	Telecommunications/Cellular	Extended Incremental Tranche B-2 Term Loan	Loan	3.00%	1/31/2021	$2,429,443	2,427,500	2,424,536

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
CT Technologies Intermediate Hldgs, Inc	Healthcare & Pharmaceuticals	Term Loan (First Lien)	Loan	6.00%	12/1/2021	$1,496,250	1,482,153	1,499,362
Culligan International Company	Conglomerate	Dollar Loan (First Lien)	Loan	6.25%	12/19/2017	$777,637	738,020	764,029
Culligan International Company	Conglomerate	Dollar Loan (Second Lien)	Loan	9.50%	6/19/2018	$783,162	742,154	744,333
Cumulus Media Holdings Inc.	Broadcast Radio and Television	Term Loan	Loan	4.25%	12/23/2020	$470,093	466,256	445,413
Custom Sensors & Technologies, Inc.	Industrial Equipment	Term Loan	Loan	4.50%	9/30/2021	$497,500	496,476	497,500
DaVita HealthCare Partners Inc. (fka DaVita Inc.)	Healthcare & Pharmaceuticals	Tranche B Term Loan	Loan	3.50%	6/24/2021	$496,250	494,065	496,994
DCS Business Services, Inc.	Financial Intermediaries	Term B Loan	Loan	7.25%	3/19/2018	$3,231,044	3,210,653	3,191,432
Dealertrack Technologies, Inc.	Leisure Goods/Activities/Movies	Term B Loan	Loan	3.25%	2/26/2021	$477,011	476,070	476,214
Dell International LLC	Retailers (Except Food and Drugs)	Term B Loan	Loan	4.50%	4/29/2020	$2,926,941	2,915,287	2,928,170
Delos Finance SARL	Financial Intermediaries	Term Loan	Loan	3.50%	3/6/2021	$500,000	497,909	500,000
Delta 2 (Lux) S.a.r.l.	Lodging & Casinos	Term Loan B-3	Loan	4.75%	7/30/2021	$1,000,000	995,563	999,310
Deluxe Entertainment Service Group, Inc.	Leisure Goods/Activities/Movies	Term Loan (First Lien)	Loan	6.50%	2/28/2020	$1,882,982	1,884,624	1,835,908
Devix US, Inc.	Chemicals/Plastics	Term Loan	Loan	4.25%	5/2/2021	$250,000	247,779	249,688
Devix US, Inc.	Chemicals/Plastics	Term Loan (Second Lien)	Loan	8.00%	5/2/2022	$496,250	494,151	497,024
Diamond Resorts International	Lodging & Casinos	Term Loan	Loan	5.50%	5/9/2021	$926,971	922,892	926,971
DJO Finance LLC	Healthcare & Pharmaceuticals	Term Loan	Loan	4.25%	6/8/2020	$500,000	497,921	500,750
Dollar Tree Stores Inc.	Retail	Term Loan B (3950MM)	Loan	4.25%	3/9/2022	$1,000,000	995,086	1,009,030
DPX Holdings B.V.	Healthcare & Pharmaceuticals	Term Loan 2015 Incr Dollar	Loan	4.25%	3/11/2021	$2,977,500	2,971,293	2,959,814
Drew Marine Group Inc.	Chemicals/Plastics	Term Loan (First Lien)	Loan	4.50%	11/19/2020	$1,472,161	1,477,822	1,469,408
Education Management LLC	Leisure Goods/Activities/Movies	Term Loan A	Loan	5.50%	7/2/2020	$501,970	482,966	422,910
Education Management LLC	Leisure Goods/Activities/Movies	Term Loan B	Loan	8.50% (2.00% Cash/ 6.50% PIK)	7/2/2020	$850,514	820,457	634,696
Emerald Performance Materials, LLC	Chemicals/Plastics	Term Loan (First Lien)	Loan	4.50%	8/1/2021	$497,500	495,276	498,122
Emerald Performance Materials, LLC	Chemicals/Plastics	Term Loan (Second Lien)	Loan	7.75%	8/1/2022	$500,000	497,728	498,440
Emerald Performance Materials, LLC	Chemicals/Plastics	Term Loan B1A	Loan	4.50%	7/30/2021	$1,000,000	990,354	988,330
EnergySolutions, LLC	Oil & Gas	Term Loan B	Loan	6.75%	5/29/2020	$937,857	921,782	941,374
Evergreen Acqco 1 LP	Retailers (Except Food and Drugs)	New Term Loan	Loan	5.00%	7/9/2019	$972,562	970,551	948,248
EWT Holdings III Corp. (fka WTG Holdings III Corp.)	Industrial Equipment	Term Loan (First Lien)	Loan	4.75%	1/15/2021	$1,982,462	1,977,634	1,979,984
Federal-Mogul Corporation	Automotive	Tranche C Term Loan	Loan	4.75%	4/15/2021	$2,977,500	2,964,818	2,966,811
First Data Corporation	Financial Intermediaries	2017 Second New Dollar Term Loan	Loan	3.74%	3/23/2018	$2,790,451	2,734,063	2,788,944
First Data Corporation	Financial Intermediaries	2018 Dollar Term Loan	Loan	4.24%	3/24/2021	$2,111,028	2,024,645	2,116,833
Fitness International, LLC	Leisure Goods/Activities/Movies	Term Loan B	Loan	5.50%	7/1/2020	$1,488,750	1,479,155	1,455,253

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.)	Nonferrous Metals/Minerals	Loan	Loan	3.75%	6/28/2019	$1,977,443	1,977,366	1,790,199
Four Seasons Holdings Inc.	Lodging & Casinos	Term Loan (First Lien)	Loan	3.50%	6/27/2020	$489,865	489,865	490,271
Garda World Security Corporation	Services: Business	Term B Delayed Draw Loan	Loan	4.00%	11/6/2020	$200,648	199,825	199,896
Garda World Security Corporation	Services: Business	Term B Loan	Loan	4.00%	11/6/2020	$784,352	781,392	781,411
Gardner Denver, Inc.	Oil & Gas	Initial Dollar Term Loan	Loan	4.25%	7/30/2020	$2,469,943	2,461,740	2,412,690
Gates Global LLC	Leisure Goods/Activities/Movies	Term Loan (First Lien)	Loan	4.25%	7/3/2021	$497,500	492,525	494,888
Generac Power Systems, Inc.	Industrial Equipment	Term Loan B	Loan	3.25%	5/29/2020	$693,858	683,135	690,680
General Nutrition Centers, Inc.	Retailers (Except Food and Drugs)	Amended Tranche B Term Loan	Loan	3.25%	3/4/2019	$4,720,142	4,706,492	4,667,041
Global Tel*Link Corporation	Services: Business	Term Loan (First Lien)	Loan	5.00%	5/26/2020	$2,747,966	2,740,001	2,706,746
Goodyear Tire & Rubber Company, The	Chemicals/Plastics	Loan (Second Lien)	Loan	4.75%	4/30/2019	$3,333,333	3,298,766	3,355,000
Grosvenor Capital Management Holdings, LP	Brokers/Dealers/Investment Houses	Initial Term Loan	Loan	3.75%	1/4/2021	$3,395,892	3,381,806	3,381,052
GTCR Valor Companies, Inc.	Services: Business	Term Loan (First Lien)	Loan	6.00%	6/1/2021	$1,989,995	1,950,196	1,987,508
Harland Clarke Holdings Corp. (fka Clarke American Corp.)	Publishing	Tranche B-4 Term Loan	Loan	6.00%	8/2/2019	$484,375	482,452	485,184
HCA Inc.	Healthcare & Pharmaceuticals	Tranche B-4 Term Loan	Loan	2.99%	5/1/2018	$5,648,670	5,415,004	5,648,105
Headwaters Incorporated	Building & Development	Term Loan	Loan	4.50%	3/24/2022	$250,000	248,764	250,625
Hertz Corporation, The	Automotive	Tranche B-1 Term Loan	Loan	4.00%	3/12/2018	$2,932,500	2,964,832	2,933,556
Hoffmaster Group, Inc.	Containers/Glass Products	Term Loan	Loan	5.25%	5/8/2020	$1,985,000	1,968,036	1,994,925
Huntsman International LLC	Chemicals/Plastics	Extended Term B Loan	Loan	2.69%	4/19/2017	$3,840,541	3,813,492	3,840,541
Husky Injection Molding Systems Ltd.	Services: Business	Term Loan B	Loan	4.25%	6/30/2021	$491,797	489,720	492,761
Infor (US), Inc. (fka Lawson Software Inc.)	Services: Business	Tranche B-5 Term Loan	Loan	3.75%	6/3/2020	$2,205,351	2,189,132	2,195,361
Insight Global	Services: Business	Term Loan	Loan	6.00%	10/29/2021	$1,994,898	1,986,758	1,998,229
J. Crew Group, Inc.	Retailers (Except Food and Drugs)	Term B-1 Loan Retired 03/05/2014	Loan	4.00%	3/5/2021	$962,775	962,775	872,188
Jazz Acquisition, Inc	Aerospace and Defense	First Lien 6/14	Loan	4.50%	6/19/2021	$496,364	495,123	492,641
J.Jill Group, Inc.	Retail	Term Loan (First Lien)	Loan	6.00%	5/9/2022	$1,000,000	995,018	1,001,250
Kinetic Concepts, Inc.	Healthcare & Pharmaceuticals	Dollar Term D-1 Loan	Loan	4.00%	5/4/2018	$2,471,356	2,449,511	2,486,802
Koosharem, LLC	Services: Business	Term Loan	Loan	7.50%	5/15/2020	$2,987,513	2,962,552	2,970,095
La Quinta Holdings, Inc.	Lodging & Casinos	Term Loan (First Lien)	Loan	4.00%	4/14/2021	$434,717	433,214	435,586
Level 3 Financing, Inc.	Telecommunications	Term Loan B2	Loan	4.50%	1/31/2022	$500,000	496,648	499,688
Mauser Holdings, Inc.	Containers/Glass Products	Term Loan	Loan	4.50%	7/31/2021	$497,500	495,281	497,813
Michaels Stores, Inc.	Retailers (Except Food and Drugs)	Term B Loan	Loan	3.75%	1/28/2020	$490,000	490,000	490,186

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Michaels Stores, Inc.	Retailers (Except Food and Drugs)	Term Loan B-2	Loan	4.00%	1/28/2020	$1,488,750	1,482,222	1,493,469
Microsemi Corporation	Electronics/Electric	Incremental Term Loan	Loan	3.50%	2/19/2020	$2,122,318	2,118,346	2,124,313
Midas Intermediate Holdco II, LLC	Automotive	Delayed Draw Term Loan	Loan	4.75%	8/18/2021	$25,190	25,190	25,324
Midas Intermediate Holdco II, LLC	Automotive	Term Loan B	Loan	4.75%	8/18/2021	$223,560	222,539	224,747
Millenium Laboratories, LLC	Drugs	Term Loan	Loan	5.25%	4/16/2021	$1,488,750	1,475,773	1,001,929
MPH Acquisition Holdings LLC	Healthcare & Pharmaceuticals	Term Loan	Loan	3.75%	3/31/2021	$431,818	430,910	430,739
MSC Software Corp.	Services: Business	Term Loan	Loan	5.00%	5/29/2020	$992,500	984,127	985,056
National CineMedia, LLC	Leisure Goods/Activities/Movies	Term Loan (2013)	Loan	2.95%	11/26/2019	$1,086,207	1,060,272	1,072,238
National Veterinary Associates, Inc	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.75%	8/14/2021	$995,006	991,489	995,832
National Vision, Inc.	Retailers (Except Food and Drugs)	Term Loan (Second Lien)	Loan	6.75%	3/11/2022	$250,000	249,731	243,125
Newsday, LLC	Publishing	Term Loan	Loan	3.69%	10/12/2016	$2,215,385	2,214,480	2,209,846
Nortek, Inc.	Electronics/Electric	Term B Loan	Loan	3.75%	10/30/2020	$992,500	980,651	988,778
Novelis, Inc.	Conglomerate	Initial Term Loan	Loan	3.75%	3/10/2017	$4,795,033	4,803,880	4,790,142
Novelis, Inc.	Conglomerate	Term Loan B	Loan	3.75%	3/10/2017	$4,795,033	4,771,058	4,790,142
NPC International, Inc.	Food Services	Term Loan (2013)	Loan	4.00%	12/28/2018	$485,000	485,000	480,756
NRG Energy, Inc.	Utilities	Term Loan (2013)	Loan	2.75%	7/2/2018	$3,851,400	3,833,925	3,825,095
NuSil Technology LLC.	Chemicals/Plastics	Term Loan	Loan	5.25%	4/7/2017	$795,751	795,751	790,284
Ollie’s Bargain Outlet, Inc	Retailers (Except Food and Drugs)	Term Loan	Loan	4.75%	9/30/2019	$974,527	970,576	969,654
On Assignment, Inc.	Services: Business	Initial Term B Loan	Loan	3.50%	5/15/2020	$1,311,364	1,303,800	1,310,957
Onex Carestream Finance LP	Healthcare & Pharmaceuticals	Term Loan (First Lien 2013)	Loan	5.00%	6/7/2019	$3,996,811	3,982,808	3,993,054
OnexYork Acquisition Co	Healthcare & Pharmaceuticals	Delayed Draw Term Loan	Loan	4.75%	10/1/2021	$48,537	48,182	48,294
OnexYork Acquisition Co	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.75%	10/1/2021	$448,963	445,914	446,719
OpenLink International LLC	Services: Business	Term B Loan	Loan	6.25%	10/28/2017	$2,967,500	2,965,974	2,952,663
Orbitz Worldwide, Inc.	Services: Business	Term Loan (First Lien)	Loan	4.50%	4/15/2021	$1,408,613	1,406,579	1,409,500
P.F. Chang’s China Bistro, Inc. (Wok Acquisition Corp.)	Food/Drug Retailers	Term Borrowing	Loan	4.25%	6/24/2019	$1,444,113	1,437,299	1,427,867
P2 Upstream Acquisition Co. (P2 Upstream Canada BC ULC)	Services: Business	Term Loan (First Lien)	Loan	5.00%	10/30/2020	$987,500	983,132	966,516
Par Pharmaceutical Companies, Inc.	Healthcare & Pharmaceuticals	Term Loan B3	Loan	4.25%	9/28/2019	$498,750	496,360	499,583
Penn Products Terminal, LLC	Chemicals/Plastics	Term Loan B	Loan	4.75%	4/13/2022	$250,000	248,773	251,875
PetCo Animal Supplies Stores, Inc.	Retailers (Except Food and Drugs)	New Loans	Loan	4.00%	11/24/2017	$1,465,561	1,464,910	1,467,584
Petsmart, Inc. (Argos Merger Sub, Inc.)	Retail	Term Loan B1	Loan	4.25%	3/11/2022	$1,000,000	995,088	1,002,140
PGX Holdings, Inc.	Financial Intermediaries	Term Loan	Loan	6.25%	9/29/2020	$987,500	978,766	990,788
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC)	Conglomerate	2013 Term Loan	Loan	4.00%	12/5/2018	$1,935,450	1,914,850	1,937,521
Phillips-Medisize Corporation	Healthcare & Pharmaceuticals	Term Loan	Loan	4.75%	6/16/2021	$496,250	494,073	495,942

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Physio-Control International, Inc.	Healthcare & Pharmaceuticals	Term Loan B	Loan	5.50%	5/19/2022	$500,000	497,500	501,875
Pinnacle Foods Finance LLC	Food Products	New Term Loan G	Loan	3.00%	4/29/2020	$2,581,332	2,576,895	2,572,813
Planet Fitness Holdings LLC	Leisure Goods/Activities/Movies	Term Loan	Loan	4.75%	3/31/2021	$2,485,000	2,477,540	2,478,788
Polymer Group, Inc.	Chemicals/Plastics	Initial Loan	Loan	5.25%	12/19/2019	$493,750	491,694	495,394
Post Holdings, Inc.	Consumer Goods: Non-Durable	Term Loan Series A	Loan	3.75%	6/2/2021	$1,000,000	994,500	995,180
PrePaid Legal Services, Inc.	Services: Business	Term Loan B	Loan	6.50%	7/1/2019	$750,000	746,250	750,623
Presidio, Inc.	Services: Business	Term Loan	Loan	5.25%	2/2/2022	$1,916,667	1,861,770	1,920,270
Prestige Brands, Inc.	Consumer Goods: Durable	Term B-3 Loan	Loan	3.50%	9/3/2021	$2,112,374	2,104,893	2,114,127
Quintiles Transnational Corp.	Services: Business	Term Loan B	Loan	3.25%	5/6/2022	$1,000,000	997,510	1,002,190
Ranpak Holdings, Inc.	Services: Business	Term Loan	Loan	4.25%	10/1/2021	$995,000	992,728	995,000
Ranpak Holdings, Inc.	Services: Business	Term Loan (Second Lien)	Loan	8.25%	9/30/2022	$500,000	497,726	499,585
Redtop Acquisitions Limited	Electronics/Electric	Initial Dollar Term Loan (First Lien)	Loan	4.50%	12/3/2020	$493,750	490,848	493,133
Regal Cinemas Corporation	Services: Consumer	Term Loan	Loan	3.75%	4/1/2022	$500,000	498,780	501,640
Research Now Group, Inc	Media	Term Loan B	Loan	5.50%	3/18/2021	$500,000	497,544	501,875
Rexnord LLC/RBS Global, Inc.	Industrial Equipment	Term B Loan	Loan	4.00%	8/21/2020	$1,642,630	1,644,003	1,639,690
Reynolds Group Holdings Inc.	Industrial Equipment	Incremental U.S. Term Loan	Loan	4.00%	12/1/2018	$1,910,551	1,910,551	1,916,531
Riverbed Technology, Inc.	Technology	Term Loan B	Loan	6.00%	2/25/2022	$1,000,000	995,138	1,009,380
Rocket Software, Inc.	Services: Business	Term Loan (First Lien)	Loan	5.75%	2/8/2018	$1,916,674	1,900,419	1,916,674
Rovi Solutions Corporation / Rovi Guides, Inc.	Electronics/Electric	Tranche B-3 Term Loan	Loan	3.75%	7/2/2021	$1,488,750	1,482,202	1,481,306
RPI Finance Trust	Financial Intermediaries	Term B-4 Term Loan	Loan	3.50%	11/9/2020	$5,194,247	5,194,247	5,194,247
SBP Holdings LP	Industrial Equipment	Term Loan (First Lien)	Loan	5.00%	3/27/2021	$990,000	985,714	891,000
Scientific Games International, Inc.	Electronics/Electric	Term Loan B2	Loan	6.00%	10/1/2021	$997,500	988,352	996,440
Seadrill Operating LP	Oil & Gas	Term Loan B	Loan	4.00%	2/21/2021	$994,962	918,242	811,929
Sensata Technologies B.V./Sensata Technology Finance Company, LLC	Industrial Equipment	Term Loan	Loan	3.00%	10/11/2021	$1,264,400	1,264,400	1,266,878
Sensus USA Inc. (fka Sensus Metering Systems)	Utilities	Term Loan (First Lien)	Loan	4.50%	5/9/2017	$1,920,081	1,916,275	1,912,880
ServiceMaster Company, The	Conglomerate	Tranche B Term Loan	Loan	4.25%	7/1/2021	$1,990,000	1,972,330	1,994,657
Shearers Foods LLC	Food Services	Term Loan (First Lien)	Loan	4.50%	6/30/2021	$995,000	992,823	994,383
Sonneborn, LLC	Chemicals/Plastics	Term Loan (First Lien)	Loan	5.50%	12/10/2020	$224,437	223,922	224,999
Sonneborn, LLC	Chemicals/Plastics	Initial US Term Loan	Loan	5.50%	12/10/2020	$1,271,813	1,268,891	1,274,992
Sophia, L.P.	Electronics/Electric	Term B Loan	Loan	4.00%	7/19/2018	$883,715	875,972	884,599
SourceHOV LLC	Services: Business	Term Loan B (First Lien)	Loan	7.75%	10/31/2019	$1,987,500	1,932,692	1,828,500
SRAM, LLC	Industrial Equipment	Term Loan (First Lien)	Loan	4.00%	4/10/2020	$2,935,089	2,926,129	2,930,187

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Staples, Inc.	Retail	Term Loan B	Loan	3.50%	4/23/2021	$1,000,000	995,000	1,000,940
Steak ‘n Shake Operations, Inc.	Food Services	Term Loan	Loan	4.75%	3/19/2021	$990,000	981,539	985,050
SunGard Data Systems Inc. (Solar Capital Corp.)	Conglomerate	Tranche C Term Loan	Loan	3.90%	2/28/2017	$285,352	283,389	285,472
SunGard Data Systems Inc. (Solar Capital Corp.)	Conglomerate	Tranche E Term Loan	Loan	4.00%	3/9/2020	$3,707,953	3,622,675	3,714,924
SuperMedia Inc. (fka Idearc Inc.)	Publishing	Loan	Loan	11.60%	12/30/2016	$235,379	230,025	158,528
Syniverse Holdings, Inc.	Telecommunications	Initial Term Loan	Loan	4.00%	4/23/2019	$479,913	476,313	458,917
TGI Friday’s Inc	Food Services	Term Loan B	Loan	5.25%	7/15/2020	$1,761,386	1,756,571	1,761,386
Townsquare Media, Inc.	Media	Term Loan B	Loan	4.25%	4/1/2022	$1,000,000	995,060	1,005,420
TPF II Power LLC and TPF II Covert Midco LLC	Utilities	Term Loan B	Loan	5.50%	10/2/2021	$498,750	495,598	504,516
TransDigm, Inc.	Aerospace and Defense	Tranche C Term Loan	Loan	3.75%	2/28/2020	$4,310,366	4,318,132	4,297,435
TransDigm, Inc.	Aerospace and Defense	Tranche E Term Loan	Loan	3.50%	5/13/2022	$2,000,000	1,990,600	1,985,000
TransFirst Holdings, Inc.	Financial Intermediaries	Term Loan	Loan	5.50%	11/12/2021	$498,750	494,148	498,022
Trans Union LLC	Financial Intermediaries	Term Loan	Loan	4.00%	4/9/2021	$495,000	493,963	493,322
Travel Leaders Group, LLC	Hotel, Gaming and Leisure	Term Loan B	Loan	7.00%	12/7/2020	$1,000,000	995,055	1,010,000
Tricorbraun, Inc. (fka Kranson Industries, Inc.)	Containers/Glass Products	Term Loan	Loan	4.00%	5/3/2018	$1,836,625	1,830,188	1,827,442
Truven Health Analytics Inc. (fka Thomson Reuters (Healthcare) Inc.)	Healthcare & Pharmaceuticals	New Tranche B Term Loan	Loan	4.50%	6/6/2019	$486,325	479,056	486,529
Twin River Management Group, Inc.	Lodging & Casinos	Term Loan B	Loan	5.25%	7/10/2020	$956,192	958,419	953,801
U.S. Security Associates Holdings, Inc.	Services: Business	Delayed Draw Loan	Loan	6.25%	7/28/2017	$158,110	157,308	157,814
U.S. Security Associates Holdings, Inc.	Services: Business	Term B Loan	Loan	6.25%	7/28/2017	$928,641	924,314	926,905
United Surgical Partners International, Inc.	Healthcare & Pharmaceuticals	New Tranche B Term Loan	Loan	4.75%	4/3/2019	$2,425,561	2,403,697	2,425,561
Univar Inc.	Chemicals/Plastics	Term B Loan	Loan	5.00%	6/30/2017	$3,834,969	3,834,775	3,830,175
Univision Communications Inc.	Telecommunications	Replacement First-Lien Term Loan	Loan	4.00%	3/1/2020	$2,939,724	2,924,949	2,934,667
Valeant Pharmaceuticals International, Inc.	Drugs	Series D2 Term Loan B	Loan	3.50%	2/13/2019	$2,545,588	2,537,897	2,543,272
Verint Systems Inc.	Services: Business	Term Loan	Loan	3.50%	9/6/2019	$1,014,058	1,010,683	1,015,325
Vertafore, Inc.	Services: Business	Term Loan (2013)	Loan	4.25%	10/3/2019	$2,484,603	2,484,603	2,490,815
Vouvray US Finance	Industrial Equipment	Term Loan	Loan	5.00%	6/28/2021	$496,250	494,080	498,319
Washington Inventory Service	Services: Business	U.S. Term Loan (First Lien)	Loan	5.75%	12/20/2018	$1,832,875	1,850,149	1,800,800
Waste Industries	Environmental	Term Loan B	Loan	4.25%	2/27/2020	$250,000	249,405	251,145
Wendy’s International, Inc	Food Services	Term B Loan	Loan	3.25%	5/15/2019	$671,921	666,709	671,753
West Corporation	Telecommunications	Term B-10 Loan	Loan	3.25%	6/30/2018	$2,571,560	2,603,429	2,565,490

							$307,289,860	$304,682,956

Cash and cash equivalents
U.S. Bank Money Market(a)						$2,565,671	$2,565,671	$2,565,671

Total cash and cash equivalents						$2,565,671	$2,565,671	$2,565,671

(a)	Included within cash and cash equivalents in Saratoga CLO’s Statements of Assets and Liabilities as of May 31, 2015.

Saratoga Investment Corp. CLO 2013-1 Ltd.

Schedule of Investments

February 28, 2015

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Education Management II LLC	Leisure Goods/Activities/ Movies	A-1 Preferred Shares	Equity	0.00%		6,692	$669,214	$437,188
Education Management II LLC	Leisure Goods/Activities/ Movies	A-2 Preferred Shares	Equity	0.00%		18,975	1,897,538	180,263
24 Hour Holdings III LLC	Leisure Goods/Activities/ Movies	Term Loan	Loan	4.75%	5/28/2021	$497,500	493,004	492,276
Acosta Holdco Inc.	Media	Term Loan B	Loan	5.00%	9/27/2021	$1,995,000	1,981,328	2,004,416
Aderant North America, Inc.	Services: Business	Term Loan (First Lien)	Loan	5.25%	12/20/2018	$3,260,898	3,260,898	3,240,517
Advantage Sales & Marketing Inc.	Services: Business	Delayed Draw Term Loan	Loan	4.25%	7/25/2021	$1,995,000	1,993,940	1,984,287
AECOM Technology Corporation	Services: Business	Term Loan B	Loan	3.75%	10/15/2021	$319,903	318,380	321,304
Aegis Toxicology Science Corporation	Healthcare & Pharmaceuticals	Term B Loan	Loan	5.50%	2/24/2021	$995,000	995,000	997,488
Akorn, Inc.	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.50%	4/16/2021	$498,750	496,691	500,411
Albertson’s LLC	Retailers (Except Food and Drugs)	Term Loan B-4	Loan	5.50%	8/25/2021	$3,410,000	3,389,632	3,437,723
Alere Inc. (fka IM US Holdings, LLC)	Healthcare & Pharmaceuticals	Incremental B-1 Term Loan	Loan	4.25%	6/30/2017	$1,529,610	1,529,610	1,529,610
American Tire Distributors Inc	Automotive	Term Loan	Loan	5.75%	6/1/2018	$496,487	496,486	497,108
Aramark Corporation	Food Products	LC-2 Facility	Loan	3.74%	7/26/2016	$79,187	79,178	78,395
Aramark Corporation	Food Products	LC-3 Facility	Loan	3.74%	7/26/2016	$43,961	43,961	43,521
Aramark Corporation	Food Products	U.S. Term F Loan	Loan	3.25%	2/24/2021	$3,182,489	3,182,489	3,168,581
ARG IH Corp	Food Services	Term Loan	Loan	4.75%	11/15/2020	$495,000	494,038	495,312
Asurion, LLC (fka Asurion Corporation)	Insurance	Incremental Tranche B-1 Term Loan	Loan	5.00%	5/24/2019	$5,412,086	5,370,590	5,424,642
Auction.Com, LLC	Services: Business	Term Loan A-4	Loan	4.40%	2/28/2017	$914,567	914,567	905,422
Avantor Performance Materials Holdings, Inc.	Chemicals/Plastics	Term Loan	Loan	5.25%	6/24/2017	$4,319,115	4,309,242	4,297,520
Avast Software	Electronics/Electric	Term Loan	Loan	4.75%	3/20/2020	$1,925,000	1,923,275	1,937,031
AZ Chem US Inc.	Chemicals/Plastics	Term Loan	Loan	5.25%	6/12/2021	$467,123	464,958	466,614
Bass Pro Group, LLC	Retailers (Except Food and Drugs)	New Term Loan	Loan	3.75%	11/20/2019	$493,623	493,111	492,236
Bayonne Energy Center	Oil & Gas	Term Loan B	Loan	5.00%	8/19/2021	$969,671	965,093	964,416
Belmond Hotels	Lodging & Casinos	Term Loan	Loan	4.00%	3/19/2021	$496,250	494,055	495,009
Berry Plastics Corporation	Chemicals/Plastics	Term E Loan	Loan	3.75%	1/6/2021	$1,814,499	1,802,403	1,812,648
Big Heart Pet Brands (fka Del Monte Corporation)	Food/Drug Retailers	Initial Term Loan	Loan	3.50%	3/9/2020	$2,977,500	2,996,769	2,971,307
Biomet, Inc.	Healthcare & Pharmaceuticals	Dollar Term B-2 Loan	Loan	3.65%	7/25/2017	$1,840,718	1,840,718	1,838,601
BJ’s Wholesale Club, Inc.	Food/Drug Retailers	New 2013 (November) Replacement Loan (First Lien)	Loan	4.50%	9/26/2019	$1,489,975	1,488,922	1,483,374

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Bombardier Recreational Products Inc.	Leisure Goods/Activities/Movies	Term B Loan	Loan	4.00%	1/30/2019	$754,286	750,287	747,120
Brickman Group Holdings, Inc.	Brokers/Dealers/Investment Houses	Initial Term Loan (First Lien)	Loan	4.00%	12/18/2020	$1,491,237	1,478,800	1,478,935
Brock Holdings III, Inc.	Industrial Equipment	Term Loan (First Lien)	Loan	6.00%	3/16/2017	$1,938,503	1,952,391	1,904,580
Burlington Coat Factory Warehouse Corporation	Retailers (Except Food and Drugs)	Term B-2 Loan	Loan	4.25%	8/13/2021	$1,945,000	1,935,814	1,942,219
BWAY	Leisure Goods/Activities/Movies	Term Loan B	Loan	5.50%	8/14/2020	$995,000	985,881	998,423
Caesars Entertainment Corp.	Lodging & Casinos	Term B-7 Loan	Loan	9.75%	1/28/2018	$995,000	989,028	917,141
Camp International Holding Company	Aerospace and Defense	2013 Replacement Term Loan (First Lien)	Loan	4.75%	5/31/2019	$1,960,046	1,965,495	1,969,846
Capital Automotive L.P.	Conglomerate	Tranche B-1 Term Loan Facility	Loan	4.00%	4/10/2019	$2,079,313	2,083,783	2,084,511
Catalent Pharma Solutions, Inc	Drugs	Initial Term B Loan	Loan	4.25%	5/20/2021	$497,500	495,170	498,401
Celanese US Holdings LLC	Chemicals/Plastics	Dollar Term C-2 Commitment	Loan	2.49%	10/31/2018	$2,154,560	2,180,598	2,157,533
Cengage Learning	Publishing	Term Loan	Loan	7.00%	3/31/2020	$2,731,869	2,761,735	2,733,235
Charter Communications Operating, LLC	Cable and Satellite Television	Term F Loan	Loan	3.00%	12/31/2020	$2,655,745	2,646,932	2,646,344
CHS/Community Health Systems, Inc.	Healthcare & Pharmaceuticals	2017 Term E Loan	Loan	3.49%	1/25/2017	$1,097,818	1,074,945	1,097,193
CHS/Community Health Systems, Inc.	Healthcare & Pharmaceuticals	2021 Term D Loan	Loan	4.25%	1/27/2021	$2,926,052	2,844,886	2,935,210
Cinedigm Digital Funding I, LLC	Services: Business	Term Loan	Loan	3.75%	2/28/2018	$562,001	557,872	561,298
CITGO Petroleum	Oil & Gas	Term Loan B	Loan	4.50%	7/29/2021	$997,500	994,095	979,106
ClubCorp Club Operations, Inc.	Lodging & Casinos	Term Loan B	Loan	4.50%	7/24/2020	$500,000	496,250	500,315
CPI International Acquisition, Inc. (f/k/a Catalyst Holdings, Inc.)	Electronics/Electric	Term B Loan	Loan	4.25%	11/17/2017	$3,595,331	3,595,331	3,570,631
Crosby US Acquisition Corp.	Industrial Equipment	Initial Term Loan (First Lien)	Loan	3.75%	11/23/2020	$742,500	741,718	681,244
Crown Castle Operating Company	Telecommunications/Cellular	Extended Incremental Tranche B-2 Term Loan	Loan	3.00%	1/31/2021	$2,435,594	2,433,546	2,430,723
CT Technologies Intermediate Hldgs, Inc	Healthcare & Pharmaceuticals	Term Loan (First Lien)	Loan	6.00%	12/1/2021	$1,500,000	1,485,423	1,505,625
Culligan International Company	Conglomerate	Dollar Loan (First Lien)	Loan	6.25%	12/19/2017	$779,642	736,275	765,998
Culligan International Company	Conglomerate	Dollar Loan (Second Lien)	Loan	9.50%	6/19/2018	$783,162	739,367	727,033
Cumulus Media Holdings Inc.	Broadcast Radio and Television	Term Loan	Loan	4.25%	12/23/2020	$470,093	466,100	466,863
Custom Sensors	Industrial Equipment	Term Loan	Loan	4.50%	9/30/2021	$498,750	497,651	498,750
DaVita HealthCare Partners Inc. (fka DaVita Inc.)	Healthcare & Pharmaceuticals	Tranche B Term Loan	Loan	3.50%	6/24/2021	$497,500	495,228	498,062
DCS Business Services, Inc.	Financial Intermediaries	Term B Loan	Loan	7.25%	3/19/2018	$3,460,027	3,436,485	3,413,835

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Dealertrack Technologies, Inc.	Leisure Goods/Activities/Movies	Term B Loan	Loan	3.25%	2/26/2021	$477,011	475,991	474,230
Dell International LLC	Retailers (Except Food and Drugs)	Term B Loan	Loan	4.50%	4/29/2020	$2,969,962	2,957,576	2,980,684
Delos Finance SARL	Financial Intermediaries	Term Loan	Loan	3.50%	3/6/2021	$500,000	497,835	499,790
Delta 2 (Lux) S.a.r.l.	Lodging & Casinos	Term Loan B-3	Loan	4.75%	7/30/2021	$1,000,000	995,314	995,630
Deluxe Entertainment Service Group, Inc.	Leisure Goods/Activities/Movies	Term Loan (First Lien)	Loan	6.50%	2/28/2020	$1,882,983	1,884,624	1,835,908
Devix US, Inc.	Chemicals/Plastics	Term Loan	Loan	4.25%	5/2/2021	$250,000	247,710	250,938
Devix US, Inc.	Chemicals/Plastics	Term Loan (Second Lien)	Loan	8.00%	5/2/2022	$497,500	495,324	497,500
Diamond Resorts International	Lodging & Casinos	Term Loan	Loan	5.50%	5/9/2021	$995,000	990,370	999,975
Dollar Tree	Retail	Term Loan B (3950MM)	Loan	4.25%	3/9/2022	$1,000,000	995,000	1,007,500
DPX Holdings B.V.	Healthcare & Pharmaceuticals	Term Loan	Loan	4.25%	3/11/2021	$2,985,000	2,978,605	2,962,075
Drew Marine Group Inc.	Chemicals/Plastics	Term Loan (First Lien)	Loan	4.50%	11/19/2020	$1,489,975	1,495,721	1,473,213
Education Management LLC	Leisure Goods/Activities/Movies	Term Loan A	Loan	5.50%	7/2/2020	$501,970	482,120	457,295
Education Management LLC	Leisure Goods/Activities/Movies	Term Loan B	Loan	8.50% (2.00% Cash/ 6.50% PIK)	7/2/2020	$836,617	805,283	672,882
EIG Investors Corp.	Services: Business	Term Loan	Loan	5.00%	11/8/2019	$987,500	983,552	989,969
Emerald Performance Materials, LLC	Chemicals/Plastics	Term Loan (First Lien)	Loan	4.50%	8/1/2021	$498,750	496,403	496,102
Emerald Performance Materials, LLC	Chemicals/Plastics	Term Loan (Second Lien)	Loan	7.75%	8/1/2022	$500,000	497,553	484,845
EnergySolutions, LLC	Oil & Gas	Term Loan B	Loan	6.75%	5/29/2020	$937,857	921,126	942,546
Enviromental Resources Management	Services: Business	Term Loan	Loan	5.00%	5/14/2021	$1,000,000	990,000	985,000
Evergreen Acqco 1 LP	Retailers (Except Food and Drugs)	New Term Loan	Loan	5.00%	7/9/2019	$975,056	972,887	955,555
EWT Holdings III Corp. (fka WTG Holdings III Corp.)	Industrial Equipment	Term Loan (First Lien)	Loan	4.75%	1/15/2021	$1,987,481	1,982,274	1,972,575
Federal-Mogul Corporation	Automotive	Tranche C Term Loan	Loan	4.75%	4/15/2021	$2,985,000	2,971,883	2,975,687
First Data Corporation	Financial Intermediaries	2017 Second New Dollar Term Loan	Loan	3.74%	3/23/2018	$2,790,451	2,729,399	2,785,568
First Data Corporation	Financial Intermediaries	2018 Dollar Term Loan	Loan	4.24%	3/24/2021	$2,111,028	2,021,476	2,115,777
Fitness International, LLC	Leisure Goods/Activities/Movies	Term Loan B	Loan	5.50%	7/1/2020	$1,492,500	1,482,322	1,421,606
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.)	Nonferrous Metals/Minerals	Loan	Loan	3.75%	6/28/2019	$1,982,462	1,982,212	1,835,423
Four Seasons Holdings Inc.	Lodging & Casinos	Term Loan (First Lien)	Loan	3.50%	6/27/2020	$493,750	493,750	491,281
Garda World Security Corporation	Services: Business	Term B Delayed Draw Loan	Loan	4.00%	11/6/2020	$201,157	200,308	199,146
Garda World Security Corporation	Services: Business	Term B Loan	Loan	4.00%	11/6/2020	$786,343	783,060	778,479
Gardner Denver, Inc.	Oil & Gas	Initial Dollar Term Loan	Loan	4.25%	7/30/2020	$2,476,212	2,467,608	2,377,164

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Gates Global LLC	Leisure Goods/Activities/Movies	Term Loan (First Lien)	Loan	4.25%	7/3/2021	$498,750	493,763	494,885
Generac Power Systems, Inc.	Industrial Equipment	Term Loan B	Loan	3.25%	5/29/2020	$802,956	789,932	797,182
General Nutrition Centers, Inc.	Retailers (Except Food and Drugs)	Amended Tranche B Term Loan	Loan	3.25%	3/4/2019	$4,724,136	4,709,712	4,649,353
Global Tel*Link Corporation	Services: Business	Term Loan (First Lien)	Loan	5.00%	5/26/2020	$2,755,515	2,747,025	2,719,914
Goodyear Tire & Rubber Company, The	Chemicals/Plastics	Loan (Second Lien)	Loan	4.75%	4/30/2019	$3,333,333	3,296,753	3,347,933
Grosvenor Capital Management Holdings, LP	Brokers/Dealers/Investment Houses	Initial Term Loan	Loan	3.75%	1/4/2021	$3,395,892	3,381,240	3,353,443
GTCR Valor Companies, Inc.	Services: Business	Term Loan (First Lien)	Loan	6.00%	6/1/2021	$1,995,000	1,981,582	1,965,075
Harland Clarke Holdings Corp. (fka Clarke American Corp.)	Publishing	Tranche B-4 Term Loan	Loan	6.00%	8/2/2019	$487,500	485,460	488,963
HCA Inc.	Healthcare & Pharmaceuticals	Tranche B-4 Term Loan	Loan	2.99%	5/1/2018	$5,663,006	5,409,534	5,658,872
Hertz Corporation, The	Automotive	Tranche B-1 Term Loan	Loan	4.00%	3/12/2018	$2,940,000	2,975,234	2,927,152
Hoffmaster Group, Inc.	Containers/Glass Products	Term Loan	Loan	5.25%	5/8/2020	$1,990,000	1,972,040	1,999,950
Huntsman International LLC	Chemicals/Plastics	Extended Term B Loan	Loan	2.69%	4/19/2017	$3,880,270	3,866,113	3,872,199
Husky Injection	Services: Business	Term Loan B	Loan	4.25%	6/30/2021	$498,099	495,886	495,818
Ikaria, Inc.	Healthcare & Pharmaceuticals	Initial Term Loan (First Lien)	Loan	5.00%	2/12/2021	$435,702	433,809	434,251
Infor (US), Inc. (fka Lawson Software Inc.)	Services: Business	Tranche B-5 Term Loan	Loan	3.75%	6/3/2020	$2,211,036	2,194,068	2,190,650
Insight Global	Services: Business	Term Loan	Loan	6.00%	10/29/2021	$2,000,000	1,990,539	1,993,760
J. Crew Group, Inc.	Retailers (Except Food and Drugs)	Term B-1 Loan Retired 03/05/2014	Loan	4.00%	3/5/2021	$965,206	965,206	906,493
Jazz Acquisition, Inc	Aerospace and Defense	First Lien 6/14	Loan	4.50%	6/19/2021	$497,576	496,332	492,913
Kinetic Concepts, Inc.	Healthcare & Pharmaceuticals	Dollar Term D-1 Loan	Loan	4.00%	5/4/2018	$2,477,613	2,453,687	2,477,167
Koosharem, LLC	Services: Business	Term Loan	Loan	7.50%	5/15/2020	$2,995,000	2,968,450	2,961,306
La Quinta Holdings, Inc.	Lodging & Casinos	Term Loan (First Lien)	Loan	4.00%	4/14/2021	$451,283	449,626	450,719
Level 3 Financing, Inc.	Telecommunications	Term Loan B	Loan	4.50%	1/31/2022	$500,000	496,541	502,085
Mauser Holdings, Inc.	Containers/Glass Products	Term Loan	Loan	4.50%	7/31/2021	$498,750	496,409	491,269
Michaels Stores, Inc.	Retailers (Except Food and Drugs)	Term B Loan	Loan	3.75%	1/28/2020	$491,250	491,250	488,258
Michaels Stores, Inc.	Retailers (Except Food and Drugs)	Term Loan B-2	Loan	4.00%	1/28/2020	$1,492,500	1,485,638	1,488,769
Microsemi Corporation	Electronics/Electric	Incremental Term Loan	Loan	3.50%	2/19/2020	$2,393,981	2,389,500	2,381,509
Microsemi Corporation	Electronics/Electric	Term Loan	Loan	3.75%	2/19/2020	$172,170	172,170	171,309
Midas Intermediate Holdco II, LLC	Automotive	Delayed Draw Term Loan	Loan	4.75%	8/18/2021	$25,253	25,253	25,364
Midas Intermediate Holdco II, LLC	Automotive	Term Loan B	Loan	4.75%	8/18/2021	$224,122	223,063	225,103
Millenium Laboratories, LLC	Drugs	Term Loan	Loan	5.25%	4/16/2021	$1,492,500	1,479,041	1,489,396

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Mitel US Holdings, Inc.	Telecommunications	Term Loan	Loan	5.25%	1/31/2020	$196,558	195,710	196,411
MPH Acquisition Holdings LLC	Healthcare & Pharmaceuticals	Term Loan	Loan	3.75%	3/31/2021	$445,455	444,453	442,033
MSC Software Corp.	Services: Business	Term Loan	Loan	5.00%	5/29/2020	$995,000	986,186	996,244
National CineMedia, LLC	Leisure Goods/Activities/Movies	Term Loan (2013)	Loan	2.95%	11/26/2019	$1,086,207	1,058,933	1,067,198
National Veterinary Associates, Inc	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.75%	8/14/2021	$997,500	992,907	996,253
National Vision, Inc.	Retailers (Except Food and Drugs)	Term Loan (Second Lien)	Loan	6.75%	3/11/2022	$250,000	249,730	240,418
Newsday, LLC	Publishing	Term Loan	Loan	3.69%	10/12/2016	$2,215,385	2,214,305	2,201,538
Nortek, Inc.	Electronics/Electric	Term B Loan	Loan	3.75%	10/30/2020	$995,000	992,803	986,921
Novelis, Inc.	Conglomerate	Initial Term Loan	Loan	3.75%	3/10/2017	$4,807,530	4,817,740	4,799,502
NPC International, Inc.	Food Services	Term Loan (2013)	Loan	4.00%	12/28/2018	$486,250	486,250	480,780
NRG Energy, Inc.	Utilities	Term Loan (2013)	Loan	2.75%	7/2/2018	$3,861,225	3,842,164	3,850,761
NuSil Technology LLC.	Chemicals/Plastics	Term Loan	Loan	5.25%	4/7/2017	$797,986	797,986	791,004
Ollie’s Bargain Outlet, Inc	Retailers (Except Food and Drugs)	Term Loan	Loan	4.75%	9/30/2019	$977,052	972,882	962,396
On Assignment, Inc.	Services: Business	Initial Term B Loan	Loan	3.50%	5/15/2020	$1,311,364	1,303,451	1,301,528
Onex Carestream Finance LP	Healthcare & Pharmaceuticals	Term Loan (First Lien 2013)	Loan	5.00%	6/7/2019	$4,074,401	4,059,378	4,078,842
OnexYork Acquisition Co	Healthcare & Pharmaceuticals	Delayed Draw Term Loan	Loan	4.75%	10/1/2021	$—	—	—
OnexYork Acquisition Co	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.75%	10/1/2021	$498,750	495,208	496,466
OpenLink International LLC	Services: Business	Term B Loan	Loan	6.25%	10/28/2017	$970,000	970,000	957,875
Orbitz Worldwide, Inc.	Services: Business	Term Loan (First Lien)	Loan	4.50%	4/15/2021	$1,494,994	1,492,711	1,494,755
P.F. Chang’s China Bistro, Inc. (Wok Acquisition Corp.)	Food/Drug Retailers	Term Borrowing	Loan	4.25%	6/24/2019	$1,447,901	1,440,712	1,406,274
P2 Upstream Acquisition Co. (P2 Upstream Canada BC ULC)	Services: Business	Term Loan (First Lien)	Loan	5.00%	10/30/2020	$990,000	985,444	947,925
Par Pharmaceutical	Healthcare & Pharmaceuticals	Term Loan B3	Loan	4.25%	9/28/2019	$500,000	497,502	499,065
PetCo Animal Supplies Stores, Inc.	Retailers (Except Food and Drugs)	New Loans	Loan	4.00%	11/24/2017	$1,469,388	1,468,520	1,467,066
PetSmart	Retail	Term Loan B	Loan	5.00%	3/11/2022	$1,000,000	995,000	1,007,050
PGX Holdings, Inc.	Financial Intermediaries	Term Loan	Loan	6.25%	9/29/2020	$993,750	984,482	993,750
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC)	Conglomerate	2013 Term Loan	Loan	4.00%	12/5/2018	$1,940,400	1,918,409	1,935,898
Phillips-Medisize Corporation	Healthcare & Pharmaceuticals	Term Loan	Loan	4.75%	6/16/2021	$497,500	495,245	495,948
Pinnacle Foods Finance LLC	Food Products	New Term Loan G	Loan	3.00%	4/29/2020	$2,581,332	2,576,466	2,565,560
Planet Fitness Holdings LLC	Leisure Goods/Activities/Movies	Term Loan	Loan	4.75%	3/31/2021	$1,488,750	1,482,052	1,488,750
Polymer Group, Inc.	Chemicals/Plastics	Initial Loan	Loan	5.25%	12/19/2019	$495,000	492,860	495,619
Presidio	Services: Business	Term Loan B	Loan	6.25%	2/2/2022	$2,000,000	1,940,655	1,973,760
Prestige Brands, Inc.	Drugs	Term B-1 Loan	Loan	4.13%	1/31/2019	$344,697	341,112	344,697
Prestige Brands, Inc.	Leisure Goods/Activities/Movies	Term Loan	Loan	4.50%	9/3/2021	$1,861,111	1,858,280	1,860,534

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
QoL Meds, LLC	Healthcare & Pharmaceuticals	Term Loan B	Loan	5.50%	7/15/2020	$1,995,000	1,985,909	1,990,013
Quintiles Transnational Corp.	Conglomerate	Term B-3 Loan	Loan	3.75%	6/8/2018	$3,627,678	3,600,425	3,628,802
Ranpak Holdings, Inc.	Services: Business	Term Loan	Loan	4.75%	10/1/2021	$997,500	995,145	996,882
Ranpak Holdings, Inc.	Services: Business	Term Loan (Second Lien)	Loan	8.25%	9/30/2022	$500,000	497,672	496,250
Redtop Acquisitions Limited	Electronics/Electric	Initial Dollar Term Loan (First Lien)	Loan	4.50%	12/3/2020	$495,000	491,974	494,381
Rexnord LLC/RBS Global, Inc.	Industrial Equipment	Term B Loan	Loan	4.00%	8/21/2020	$1,646,799	1,648,172	1,642,172
Reynolds Group Holdings Inc.	Industrial Equipment	Incremental U.S. Term Loan	Loan	4.00%	12/1/2018	$1,960,200	1,960,200	1,965,767
Riverbed Technology	Technology	Term Loan B	Loan	6.00%	2/25/2022	$1,000,000	995,000	1,007,500
Rocket Software, Inc.	Services: Business	Term Loan (First Lien)	Loan	5.75%	2/8/2018	$1,916,674	1,898,764	1,906,285
Rovi Solutions Corporation / Rovi Guides, Inc.	Electronics/Electric	Tranche B-3 Term Loan	Loan	3.75%	7/2/2021	$1,492,500	1,485,607	1,479,441
RPI Finance Trust	Drugs	Term B-2 Term Loan	Loan	3.25%	5/9/2018	$5,207,431	5,188,396	5,219,147
SBP Holdings LP	Industrial Equipment	Term Loan (First Lien)	Loan	5.00%	3/27/2021	$992,500	988,065	863,475
Scientific Games International, Inc.	Electronics/Electric	Term Loan B2	Loan	6.00%	10/1/2021	$1,000,000	990,433	998,040
Scitor Corporation	Services: Business	Term Loan	Loan	5.00%	2/15/2017	$463,977	462,387	461,077
Seadrill	Oil & Gas	Term Loan B	Loan	4.00%	2/21/2021	$997,481	917,590	806,294
Sensata Technologies B.V./Sensata Technology Finance Company, LLC	Industrial Equipment	Term Loan	Loan	3.25%	5/13/2019	$1,509,445	1,509,445	1,511,603
Sensus USA Inc. (fka Sensus Metering Systems)	Utilities	Term Loan (First Lien)	Loan	4.50%	5/9/2017	$1,925,067	1,920,548	1,925,067
ServiceMaster Company, The	Conglomerate	Tranche B Term Loan	Loan	4.25%	7/1/2021	$1,995,000	1,976,650	1,994,641
Shearers Foods LLC	Food Services	Term Loan (First Lien)	Loan	4.50%	6/30/2021	$997,500	995,166	996,253
Sonneborn, LLC	Chemicals/Plastics	Term Loan (First Lien)	Loan	5.50%	12/10/2020	$225,000	224,471	225,000
Sonneborn, LLC	Chemicals/Plastics	Initial US Term Loan	Loan	5.50%	12/10/2020	$1,275,000	1,272,004	1,275,000
Sophia, L.P.	Electronics/Electric	Term B Loan	Loan	4.00%	7/19/2018	$886,138	877,732	884,756
SourceHOV LLC	Services: Business	Term Loan B (First Lien)	Loan	7.75%	10/31/2019	$2,000,000	1,942,284	1,915,000
Southwire Company, LLC (f.k.a Southwire Company)	Building and Development	Initial Term Loan	Loan	3.25%	2/10/2021	$496,250	495,181	485,084
SRAM, LLC	Industrial Equipment	Term Loan (First Lien)	Loan	4.00%	4/10/2020	$2,967,681	2,957,888	2,952,842
Steak ‘n Shake Operations, Inc.	Food Services	Term Loan	Loan	4.75%	3/19/2021	$992,500	983,723	975,131
STHI Holding	Healthcare & Pharmaceuticals	Term Loan	Loan	4.50%	8/6/2021	$997,500	997,500	994,388
SunGard Data Systems Inc. (Solar Capital Corp.)	Conglomerate	Tranche C Term Loan	Loan	3.90%	2/28/2017	$285,352	283,117	285,084
SunGard Data Systems Inc. (Solar Capital Corp.)	Conglomerate	Tranche E Term Loan	Loan	4.00%	3/9/2020	$3,707,953	3,618,899	3,706,804
SuperMedia Inc. (fka Idearc Inc.)	Publishing	Loan	Loan	11.60%	12/30/2016	$238,660	232,462	203,756

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Syniverse Holdings, Inc.	Telecommunications	Initial Term Loan	Loan	4.00%	4/23/2019	$479,913	476,105	473,314
TGI Friday’s	Food Services	Term Loan B	Loan	5.25%	7/15/2020	$267,977	266,768	267,642
TGI Friday’s	Food Services	Term Loan (Second Lien)	Loan	9.25%	7/15/2021	$2,000,000	2,016,250	2,000,000
TPF II Power LLC and TPF II Covert Midco LLC	Utilities	Term Loan B	Loan	5.50%	10/2/2021	$500,000	496,689	504,790
TransDigm, Inc.	Aerospace and Defense	Tranche C Term Loan	Loan	3.75%	2/28/2020	$4,847,054	4,856,484	4,824,661
TransFirst	Financial Intermediaries	Term Loan	Loan	5.50%	11/12/2021	$500,000	495,182	502,815
TransUnion	Financial Intermediaries	Term Loan	Loan	4.00%	4/9/2021	$496,250	495,138	493,977
Tricorbraun, Inc. (fka Kranson Industries, Inc.)	Containers/Glass Products	Term Loan	Loan	4.00%	5/3/2018	$1,850,000	1,843,008	1,822,250
Truven Health Analytics Inc. (fka Thomson Reuters (Healthcare) Inc.)	Healthcare & Pharmaceuticals	New Tranche B Term Loan	Loan	4.50%	6/6/2019	$487,566	479,874	481,471
Twin River Management Group, Inc.	Lodging & Casinos	Term Loan B	Loan	5.25%	7/10/2020	$974,167	976,455	975,998
U.S. Security Associates Holdings, Inc.	Services: Business	Delayed Draw Loan	Loan	6.25%	7/28/2017	$158,518	157,610	156,734
U.S. Security Associates Holdings, Inc.	Services: Business	Term B Loan	Loan	6.25%	7/28/2017	$931,046	926,144	920,572
United Surgical Partners International, Inc.	Healthcare & Pharmaceuticals	New Tranche B Term Loan	Loan	4.75%	4/3/2019	$2,431,749	2,408,580	2,431,749
Univar Inc.	Chemicals/Plastics	Term B Loan	Loan	5.00%	6/30/2017	$3,844,964	3,844,749	3,813,935
Univision Communications Inc.	Telecommunications	Replacement First-Lien Term Loan	Loan	4.00%	3/1/2020	$2,947,446	2,931,982	2,940,549
Valeant Pharmaceuticals International, Inc.	Drugs	Series D2 Term Loan B	Loan	3.50%	2/13/2019	$2,545,588	2,537,415	2,539,683
Verint Systems Inc.	Services: Business	Term Loan	Loan	3.50%	9/6/2019	$1,264,058	1,259,623	1,259,634
Vertafore, Inc.	Services: Business	Term Loan (2013)	Loan	4.25%	10/3/2019	$2,881,003	2,881,003	2,878,294
Vouvray US Finance	Industrial Equipment	Term Loan	Loan	5.00%	6/28/2021	$497,500	495,243	499,366
Washington Inventory Service	Services: Business	U.S. Term Loan (First Lien)	Loan	5.75%	12/20/2018	$1,832,876	1,851,978	1,796,218
Waste Industries	Environmental	Term Loan B	Loan	4.25%	2/27/2020	$250,000	249,375	250,520
Wendy’s International, Inc	Food Services	Term B Loan	Loan	3.25%	5/15/2019	$673,630	668,099	670,545
West Corporation	Telecommunications	Term B-10 Loan	Loan	3.25%	6/30/2018	$2,571,560	2,605,923	2,562,998

							$297,760,340	$295,239,268

Cash and cash equivalents
U.S. Bank Money Market(a)						$5,831,797	$5,831,797	$5,831,797

Total cash and cash equivalents						$5,831,797	$5,831,797	$5,831,797

(a)	Included within cash and cash equivalents in Saratoga CLO’s Statements of Assets and Liabilities as of February 28, 2015.

Note 5. Agreements and-Related Party Transactions

On July 30, 2010, the Company entered into the Management Agreement with our Manager. The initial term of the Management Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. On July 8, 2015, our board of directors approved the renewal of the Management Agreement for an additional one-year term. Pursuant to the Management Agreement, our Manager implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. Our Manager is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investments transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay our Manager a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee of 1.75% is calculated based on the average value of our gross assets (other than cash or cash equivalents, but including assets purchased with borrowed funds) at the end of the two most recently completed fiscal quarters, and appropriately adjusted for any share issuances or repurchases during the applicable fiscal quarter.

The incentive fee consists of the following two parts:

The first, payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, that exceeds a 1.875% quarterly (7.5% annualized) hurdle rate measured as of the end of each fiscal quarter, subject to a “catch-up” provision. Under this provision, in any fiscal quarter, our Manager receives no incentive fee unless our pre-incentive fee net investment income exceeds the hurdle rate of 1.875%. Our Manager will receive 100.0% of pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter (9.376% annualized); and 20.0% of the amount of the our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized).

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Management Agreement) and equals 20.0% of our “incentive fee capital gains,” which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Importantly, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and our Manager will be entitled to 20.0% of incentive fee capital gains that arise after May 31, 2010. In addition, for the purpose of the “incentive fee capital gains” calculations, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date.

For the three months ended May 31, 2015 and May 31, 2014, we incurred $1.1 million and $1.0 million in base management fees, respectively. For the three months ended May 31, 2015 and May 31, 2014, we incurred $0.7 million and $0.3 million in incentive fees related to pre-incentive fee net investment income, respectively. For the three months ended May 31, 2015 and May 31, 2014, we accrued of $1.1 million and $0.1 million in incentive fees related to capital gains, respectively. The accrual is calculated using both realized and unrealized capital gains for the period. The actual incentive fee related to capital gains will be determined and payable in arrears at the end of the fiscal year and will include only realized capital gains for the period. As of May 31, 2015, the base management fees accrual was $1.1 million and the incentive fees accrual was $5.7 million and is included in base management and incentive fees payable in the accompanying consolidated statements of assets and liabilities. As of February 28, 2015, the base management fees accrual was $1.0 million and the incentive fees accrual was $4.8 million and is included in base management and incentive fees payable in the accompanying consolidated statements of assets and liabilities.

On July 30, 2010, the Company entered into a separate administration agreement (the “Administration Agreement”) with our Manager, pursuant to which our Manager, as our administrator, has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide managerial assistance on our behalf to those portfolio companies to which we are required to provide such assistance. The initial term of the Administration Agreement was two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. The amount of expenses payable or reimbursable thereunder by the Company was capped at $1.0 million for the initial two year term of the administration agreement and subsequent renewals. On July 8, 2015, our board of directors approved the renewal of the Administration Agreement for an additional one-year term and determined to increase the cap on the payment or reimbursement of expenses by the Company thereunder, which had not been increased since the inception of the agreement, to $1.3 million. In addition, our board of directors intends to review the new cap in the next three to six months to determine whether it should be further adjusted in light of differences between our projected and actual expenses and other similar factors.

For the three months ended May 31, 2015 and May 31, 2014, we recognized $0.3 million and $0.3 million in administrator expenses for the periods, respectively, pertaining to bookkeeping, record keeping and other administrative services provided to us in addition to our allocable portion of rent and other overhead related expenses. As of May 31, 2015 and February 28, 2015, $0.4 million and $0.4 million, respectively, of administrator expenses were accrued and included in due to manager in the accompanying consolidated statements of assets and liabilities. For the three months ended May 31, 2015 and May 31, 2014, the Company neither bought nor sold any investments from the Saratoga CLO.

Note 6. Borrowings

Credit Facility

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

On April 11, 2007, we entered into a $100.0 million revolving securitized credit facility (the “Revolving Facility”). On May 1, 2007, we entered into a $25.7 million term securitized credit facility (the “Term Facility” and, together with the Revolving Facility, the “Facilities”), which was fully drawn at closing. In December 2007, we consolidated the Facilities by using a draw under the Revolving Facility to repay the Term Facility. In response to the market wide decline in financial asset prices, which negatively affected the value of our portfolio, we terminated the revolving period of the Revolving Facility effective January 14, 2009 and commenced a two-year amortization period during which all principal proceeds from the collateral was used to repay outstanding borrowings. A significant percentage of our total assets had been pledged under the Revolving Facility to secure our obligations thereunder. Under the Revolving Facility, funds were borrowed from or through certain lenders and interest was payable monthly at the greater of the commercial paper rate and our lender’s prime rate plus 4.00% plus a default rate of 2.00% or, if the commercial paper market was unavailable, the greater of the prevailing LIBOR rates and our lender’s prime rate plus 6.00% plus a default rate of 3.00%.

In March 2009, we amended the Revolving Facility to increase the portion of the portfolio that could be invested in “CCC” rated investments in return for an increased interest rate and expedited amortization. As a result of these transactions, we expected to have additional cushion under our borrowing base under the Revolving Facility that would allow us to better manage our capital in times of declining asset prices and market dislocation.

On July 30, 2009, we exceeded the permissible borrowing limit under the Revolving Facility for 30 consecutive days, resulting in an event of default under the Revolving Facility. As a result of this event of default, our lender had the right to accelerate repayment of the outstanding indebtedness under the Revolving Facility and to foreclose and liquidate the collateral pledged thereunder. Acceleration of the outstanding indebtedness and/or liquidation of the collateral could have had a material adverse effect on our liquidity, financial condition and operations.

On July 30, 2010, we used the net proceeds from (i) the stock purchase transaction and (ii) a portion of the funds available to us under the $45.0 million senior secured revolving credit facility (the “Credit Facility”) with Madison Capital Funding LLC, in each case, to pay the full amount of principal and accrued interest, including default interest, outstanding under the Revolving Facility. As a result, the Revolving Facility was terminated in connection therewith. Substantially all of our total assets, other than those held by SBIC LP, have been pledged under the Credit Facility to secure our obligations thereunder.

On February 24, 2012, we amended our senior secured revolving credit facility with Madison Capital Funding LLC to, among other things:

•	expand the borrowing capacity under the credit facility from $40.0 million to $45.0 million;

•	extend the period during which we may make and repay borrowings under the credit facility from July 30, 2013 to February 24, 2015 (the “Revolving Period”). The Revolving Period may upon the occurrence of an event of default, by action of the lenders or automatically. All borrowings and other amounts payable under the credit facility are due and payable five years after the end of the Revolving Period; and

•	remove the condition that we may not acquire additional loan assets without the prior written consent of Madison Capital Funding LLC.

On September 17, 2014, we entered into a second amendment to the Revolving Facility with Madison Capital Funding LLC to, among other things:

•	extend the commitment termination date from February 24, 2015 to September 17, 2017;

•	extend the maturity date of the Revolving Facility from February 24, 2020 to September 17, 2022 (unless terminated sooner upon certain events);

•	reduce the applicable margin rate on base rate borrowings from 4.50% to 3.75%, and on LIBOR borrowings from 5.50% to 4.75%; and

•	reduce the floor on base rate borrowings from 3.00% to 2.25%; and on LIBOR borrowings from 2.00% to 1.25%.

As of May 31, 2015 and February 28, 2015, there was $11.8 million and $9.6 million outstanding under the Credit Facility, respectively, and the Company was in compliance with all of the limitations and requirements of the Credit Facility. Financing costs of $2.7 million related to the Credit Facility have been capitalized and are being amortized over the term of the facility. For the three months ended May 31, 2015 and May 31, 2014, we recorded $0.2 million and $0.2 million of interest expense, respectively. For the three months ended May 31, 2015 and May 31, 2014, we recorded $0.02 million and $0.1 million of amortization of deferred financing costs related to the Credit Facility and Revolving Facility, respectively. The interest rates during the three months ended May 31, 2015 and May 31, 2014 on the outstanding borrowings under the Credit Facility were 6.00% and 7.50%, respectively.

The Credit Facility contains limitations as to how borrowed funds may be used, such as restrictions on industry concentrations, asset size, weighted average life, currency denomination and collateral interests. The Credit Facility also includes certain requirements relating to portfolio performance, the violation of which could result in the limit of further advances and, in some cases, result in an event of default, allowing the lenders to accelerate repayment of amounts owed thereunder. The Credit Facility has an eight year term, consisting of a three year period (the “Revolving Period”), under which the Company may make and repay borrowings, and a final maturity five years from the end of the Revolving Period. Availability on the Credit Facility will be subject to a borrowing base calculation, based on, among other things, applicable advance rates (which vary from 50.0% to 75.0% of par or fair value depending on the type of loan asset) and the value of certain “eligible” loan assets included as part of the Borrowing Base. Funds may be borrowed at the greater of the prevailing LIBOR rate and 2.00%, plus an applicable margin of 5.50%. At the Company’s option, funds may be borrowed based on an alternative base rate, which in no event will be less than 3.00%, and the applicable margin over such alternative base rate is 4.50%. In addition, the Company will pay the lenders a commitment fee of 0.75% per year on the unused amount of the Credit Facility for the duration of the Revolving Period.

Our borrowing base under the Credit Facility was $35.5 million subject to the Credit Facility cap of $45.0 million at May 31, 2015. For purposes of determining the borrowing base, most assets are assigned the values set forth in our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC. Accordingly, the May 31, 2015 borrowing base relies upon the valuations set forth in the Annual Report on Form 10-K for the year ended February 28, 2015. The valuations presented in this Quarterly Report on Form 10-Q will not be incorporated into the borrowing base until after this Quarterly Report on Form 10-Q is filed with the SEC.

SBA Debentures

SBIC LP is able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid in and is subject to customary regulatory requirements including but not limited to an examination by the SBA. As of May 31, 2015, we have funded SBIC LP with $59.3 million of equity capital, and have $79.0 million of SBA-guaranteed debentures outstanding. SBA debentures are non-recourse to us, have a 10-year maturity, and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. SBA current regulations limit the amount that SBIC LP may borrow to a maximum of $150.0 million, which is up to twice its potential regulatory capital.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, an SBIC must devote 25.0% of its investment activity to ‘‘smaller’’ concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBIC LP is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that SBIC LP will receive SBA guaranteed debenture funding, which is dependent upon SBIC LP continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to SBIC LP’s assets over our stockholders and debtholders in the event we liquidate SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC LP upon an event of default.

The Company received exemptive relief from the Securities and Exchange Commission to permit it to exclude the debt of SBIC LP guaranteed by the SBA from the definition of senior securities in the 200.0% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200.0% asset coverage test by permitting it to borrow up to $150.0 million more than it would otherwise be able to absent the receipt of this exemptive relief.

As of May 31, 2015 and February 28, 2015, there was $79.0 million and $79.0 million outstanding of SBA debentures, respectively. The carrying amount of the amount outstanding of SBA debentures approximates its fair value. Financing costs of $3.0 million related to the SBA debentures have been capitalized and are being amortized over the term of the commitment and drawdown. For the three months ended May 31, 2015 and May 31, 2014, we recorded $0.6 million and $0.4 million of interest expense related to the SBA debentures, respectively. For the three months ended May 31, 2015 and May 31, 2014, we recorded $0.1 million and $0.1 million of amortization of deferred financing costs related to the SBA debentures, respectively. The weighted average interest rate during the three months ended May 31, 2015 and May 31, 2014 on the outstanding borrowings of the SBA debentures was 3.25% and 3.06%, respectively.

On April 2, 2015, the SBA issued a “green light” or “go forth” letter inviting us to continue our application process to obtain a license to form and operate its second SBIC subsidiary. If approved, a second SBIC license would provide us an incremental source of long-term capital by permitting us to issue $75 million of additional SBA-guaranteed debentures in addition to the $150 million already approved under the first license. Receipt of a green light letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license and we have received no assurance or indication from the SBA that it will receive an SBIC license, or of the timeframe in which it would receive a license, should one be granted.

Notes

On May 10, 2013, the Company issued $42.0 million in aggregate principal amount of 7.50% fixed-rate notes due 2020 (the “Notes”). The Notes will mature on May 31, 2020, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after May 31, 2016. Interest will be payable quarterly beginning August 15, 2013.
On May 17, 2013, the Company closed an additional $6.3 million in aggregate principal amount of the Notes, pursuant to the full exercise of the underwriters’ option to purchase additional Notes.

As of May 31, 2015, the carrying amount and fair value of the Notes was $48.3 million and $49.7 million, respectively. The fair value of the Notes, which are publicly traded, is based upon closing market quotes as of the measurement date and would be classified as a level 1 liability within the fair value hierarchy. As of May 31, 2015, $2.5 million of financing costs related to the Notes have been capitalized and are being amortized over the term of the Notes. For the three months ended May 31, 2015, we recorded $0.9 million of interest expense and $0.1 million of amortization of deferred financing costs related to the Notes. For the three months ended May 31, 2014, we recorded $0.9 million of interest expense and $0.1 million of amortization of deferred financing costs related to the Notes.

Note 7. Commitments and contingencies

Contractual obligations

The following table shows our payment obligations for repayment of debt and other contractual obligations at May 31, 2015:

		Payment Due by Period
	Total	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
	($ in thousands)
Long-Term Debt Obligations	$139,100	$—	$—	$48,300	$90,800

Off-balance sheet arrangements

The Company’s off-balance sheet arrangements consisted of $11.2 million and $11.2 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of May 31, 2015 and February 28, 2015, respectively. Such commitments are generally up to the Company’s discretion to approve, or the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company’s Consolidated Statement of Assets and Liabilities and are not reflected in the Company’s Consolidated Statements of Assets and Liabilities.

A summary of the composition of the unfunded commitments as of May 31, 2015 and February 28, 2015 are shown in the table below (dollars in thousands):

	As of
	May 31, 2015	February 28, 2015
Bristol Hospice, LLC	$7,500	$7,500
HMN Holdco, LLC	2,400	2,400
Avionte Holdings, LLC	1,000	1,000
Knowland Technology Holdings, L.L.C	300	300

Total	$11,200	$11,200

Note 8. Directors Fees

The independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the Audit Committee receives an annual fee of $5,000 and the chairman of each other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons” of the Company (as such term is defined in the 1940 Act). For the three months ended May 31, 2015 and May 31, 2014, we accrued $0.05 million and $0.05 million for directors’ fees expense, respectively. As of May 31, 2015 and February 28, 2015, $0.04 million and $0.03 million in directors’ fees expense were unpaid and included in accounts payable and accrued expenses in the consolidated statements of assets and liabilities. As of May 31, 2015, we had not issued any common stock to our directors as compensation for their services.

Note 9. Stockholders’ Equity

On May 16, 2006, GSC Group, Inc. capitalized the LLC, by contributing $1,000 in exchange for 67 shares, constituting all of the issued and outstanding shares of the LLC.

On March 20, 2007, the Company issued 95,995.5 and 8,136.2 shares of common stock, priced at $150.00 per share, to GSC Group and certain individual employees of GSC Group, respectively, in exchange for the general partnership interest and a limited partnership interest in GSC Partners CDO III GP, LP, collectively valued at $15.6 million. At this time, the 6.7 shares owned by GSC Group in the LLC were exchanged for 6.7 shares of the Company.

On March 28, 2007, the Company completed its IPO of 725,000 shares of common stock, priced at $150.00 per share, before underwriting discounts and commissions. Total proceeds received from the IPO, net of $7.1 million in underwriter’s discount and commissions, and $1.0 million in offering costs, were $100.7 million.

On November 13, 2009, we declared a dividend of $18.25 per share payable on December 31, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $2.50 per share. Based on shareholder elections, the dividend consisted of $2.1 million in cash and 864,872.5 of newly issued shares of common stock.

On July 30, 2010, our Manager and its affiliates purchased 986,842 shares of common stock at $15.20 per share. Total proceeds received from this sale were $15.0 million.

On August 12, 2010, we effected a one-for-ten reverse stock split of our outstanding common stock. As a result of the reverse stock split, every ten shares of our common stock were converted into one share of our common stock. Any fractional shares received as a result of the reverse stock split were redeemed for cash. The total cash payment in lieu of shares was $230. Immediately after the reverse stock split, we had 2,680,842 shares of our common stock outstanding.

On November 12, 2010, we declared a dividend of $4.40 per share payable on December 29, 2010. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $1.2 million or $0.44 per share. Based on shareholder elections, the dividend consisted of approximately $1.2 million in cash and 596,235 shares of common stock.

On November 15, 2011, we declared a dividend of $3.00 per share payable on December 30, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.0 million or $0.60 per share. Based on shareholder elections, the dividend consisted of approximately $2.0 million in cash and 599,584 shares of common stock.

On November 9, 2012, the Company declared a dividend of $4.25 per share payable on December 31, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $3.3 million or $0.85 per share. Based on shareholder elections, the dividend consisted of approximately $3.3 million in cash and 853,455 shares of common stock.

On October 30, 2013, the Company declared a dividend of $2.65 per share payable on December 27, 2013. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.5 million or $0.53 per share. Based on shareholder elections, the dividend consisted of approximately $2.5 million in cash and 649,500 shares of common stock.

On September 24, 2014, the Company declared a dividend of $0.18 per share payable on November 28, 2014. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to the Company’s DRIP. Based on shareholder elections, the dividend consisted of approximately $0.6 million in cash and 22,283 newly issued shares of common stock.

On September 24, 2014, the Company declared a dividend of $0.22 per share payable on February 27, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.8 million in cash and 26,858 newly issued shares of common stock.

On September 24, 2014, the Company announced the approval of an open market share repurchase plan that allows it to repurchase up to 200,000 shares of its common stock at prices below its NAV as reported in its then most recently published financial statements. As of February 28, 2015, the Company had not purchased any shares of common stock pursuant to this repurchase plan.

On April 9, 2015, the Company declared a dividend of $0.27 per share payable on May 29, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.9 million in cash and 33,766 newly issued shares of common stock.

On May 14, 2015, the Company declared a dividend of $1.00 per share payable on June 5, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $3.4 million in cash and 126,230 newly issued shares of common stock.

Note 10. Earnings Per Share

In accordance with the provisions of FASB ASC 260, “Earnings per Share” (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following information sets forth the computation of the weighted average basic and diluted net decrease in net assets per share from operations for the three months ended May 31, 2015 and May 31, 2014 (dollars in thousands except share and per share amounts):

	For the three months ended
Basic and diluted	May 31, 2015	May 31, 2014
Net increase in net assets from operations	$7,385	$1,760
Weighted average common shares outstanding	5,422,491	5,379,616
Earnings per common share-basic and diluted	$1.36	$0.33

Note 11. Dividend

On May 14, 2015, the Company declared a dividend of $1.00 per share payable on June 5, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $3.4 million in cash and 126,230 newly issued shares of common stock.

On April 9, 2015, the Company declared a dividend of $0.27 per share payable on May 29, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.9 million in cash and 33,766 newly issued shares of common stock.

The following tables summarize dividends declared during the three months ended May 31, 2015 (dollars in thousands except per share amounts):

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
May 14, 2015	May 26, 2015	June 5, 2015	$1.00	$5,429
April 9, 2015	May 4, 2015	May 29, 2015	$0.27	$1,466

Total dividends declared			$1.27	$6,895

*	Amount per share is calculated based on the number of shares outstanding at the date of declaration.

The Company did not declare any dividend payments during the quarter ended May 31, 2014.

Note 12. Financial Highlights

The following is a schedule of financial highlights for the three months ended May 31, 2015 and May 31, 2014:

	May 31, 2015	May 31, 2014
Per share data:
Net asset value at beginning of period	$22.70	$21.08
Net investment income(1)	0.33	0.38
Net realized and unrealized gains and losses on investments and derivatives	1.03	(0.05)

Net increase in net assets from operations	1.36	0.33
Distributions declared from net investment income	(1.27)	—

Total distributions to stockholders	(1.27)	—
Dilution(4)	(0.04)	—
Net asset value at end of period	$22.75	$21.41
Net assets at end of period	$123,491,324	$115,187,818
Shares outstanding at end of period	5,428,758	5,379,616
Per share market value at end of period	$17.42	$15.15
Total return based on market value(2)	10.86%	(4.62)%
Total return based on net asset value(3)	1.68%	1.57%
Ratio/Supplemental data:
Ratio of net investment income to average net assets	5.80%	7.28%
Ratio of operating expenses to average net assets	6.65%	6.76%
Ratio of incentive management fees to average net assets	5.89%	1.34%
Ratio of credit facility related expenses to average net assets	6.43%	6.31%
Ratio of total expenses to average net assets	18.97%	14.40%
Portfolio turnover rate(5)	2.99%	4.29%

As described in Note 2 to the consolidated financial statements and notes thereto, we identified errors that impacted the three months ended May 31, 2014. The corrections for the errors, which we have concluded are immaterial to all prior period consolidated financial statements, are reflected in the consolidated financial statements included in this prospectus supplement.

(1)	Net investment income per share is calculated using the weighted average shares outstanding during the period.
(2)	Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.
(3)	Total investment return is calculated assuming a purchase of common shares at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)	Represents the dilutive effect of issuing common stock below net asset value per share during the period pursuant to the Company’s dividend reinvestment plan in connection with the satisfaction of the Company’s annual RIC distribution requirement. See Note 11, Dividend.
(5)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value.

Note 13. Subsequent Events

On May 29, 2015, the Company entered into a Debt Distribution Agreement with Ladenburg Thalmann & Co. Inc. through which the Company may offer for sale, from time to time, up to $20.0 million in aggregate principal amount of the Notes through an At-the-Market (“ATM”) offering. As of July 14, 2015, the Company sold 227,863 Notes in an aggregate principal amount of $5,696,575 at an average price of $25.32 for aggregate net proceeds of $5,653,305 (net of transaction costs).

On July 8, 2015 the Company declared a dividend of $0.33 per share payable for the fiscal quarter ended May 31, 2015 to all stockholders of record at the close of business on August 3, 2015. Shareholders will have the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to the Company’s dividend reinvestment plan.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of Saratoga Investment Corp.

We have audited the accompanying consolidated statement of assets and liabilities of Saratoga Investment Corp. (the “Company”) as of February 28, 2015 and February 28, 2014, including the consolidated schedule of investments, and the related consolidated statements of operations, cash flows and changes in net assets for the years ended February 28, 2015, February 28, 2014 and February 28, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the entity’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian, debt agents and lenders. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Saratoga Investment Corp. at February 28, 2015 and February 28, 2014, and the consolidated results of its operations, changes in its net assets and its cash flows for the years ended February 28, 2015, February 28, 2014 and February 28, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young

May 20, 2015

New York, NY

PART I FINANCIAL INFORMATION

Item 1. Financial Statements

Saratoga Investment Corp.

Consolidated Statements of Assets and Liabilities

	As of
	February 28, 2015	February 28, 2014
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $222,505,383 and $185,266,607, respectively)	$223,506,589	$186,275,106
Control investments (cost of $15,953,001 and $16,555,808, respectively)	17,031,146	19,569,596

Total investments at fair value (amortized cost of $238,458,384 and $201,822,415, respectively)	240,537,735	205,844,702
Cash and cash equivalents	1,888,158	3,293,898
Cash and cash equivalents, reserve accounts	18,175,214	3,293,113
Interest receivable, (net of reserve of $309,498 and $150,058, respectively)	2,469,398	2,571,853
Management fee receivable	171,913	150,106
Other assets	317,637	14,461

Total assets	$263,560,055	$215,168,133

LIABILITIES
Revolving credit facility	$9,600,000	$—
Deferred debt financing costs, revolving credit facility	(594,845)	(396,898)
SBA debentures payable	79,000,000	50,000,000
Deferred debt financing costs, SBA debentures payable	(2,340,894)	(1,412,829)
Notes payable	48,300,000	48,300,000
Deferred debt financing costs, notes payable	(1,847,564)	(2,198,977)
Dividend payable	402,200	—
Base management and incentive fees payable	5,835,941	5,353,051
Accounts payable and accrued expenses	835,189	824,568
Interest and debt fees payable	1,405,466	873,135
Due to manager	365,820	398,154

Total liabilities	$140,961,313	$101,740,204

Commitments and contingencies (See Note 8)
NET ASSETS
Common stock, par value $.001, 100,000,000 common shares authorized, 5,401,899 and 5,379,616 common shares issued and outstanding, respectively	$5,402	$5,380
Capital in excess of par value	184,877,680	184,851,154
Distribution in excess of net investment income	(23,905,603)	(31,123,667)
Accumulated net realized loss from investments and derivatives	(40,458,088)	(44,327,225)
Accumulated net unrealized appreciation on investments and derivatives	2,079,351	4,022,287

Total net assets	122,598,742	113,427,929

Total liabilities and net assets	$263,560,055	$215,168,133

NET ASSET VALUE PER SHARE	$22.70	$21.08

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Statements of Operations

	For the year ended February 28, 2015	For the year ended February 28, 2014	For the year ended February 28, 2013
INVESTMENT INCOME
Interest from investments
Non-control/Non-affiliate investments	$20,790,324	$15,832,083	$9,176,156
Payment-in-kind interest income from Non-control/Non-affiliate investments	1,186,657	936,208	1,062,687
Control investments	2,707,230	3,410,868	4,205,509

Total interest income	24,684,211	20,179,159	14,444,352
Interest from cash and cash equivalents	3,801	7,932	5,956
Management fee income	1,520,205	1,775,141	2,000,072
Other income	1,167,144	931,513	556,427

Total investment income	27,375,361	22,893,745	17,006,807

EXPENSES
Interest and debt financing expenses	7,375,022	6,083,891	2,540,413
Base management fees	4,156,955	3,326,879	2,107,378
Professional fees	1,301,713	1,211,836	1,190,587
Administrator expenses	1,000,000	1,000,000	1,000,000
Incentive management fees	2,547,773	938,694	2,602,647
Insurance	337,335	442,977	516,121
Directors fees and expenses	210,761	204,607	206,705
General & administrative	478,299	789,208	368,815
Excise tax expense	293,653	—	—
Other expense	—	21,207	4,434

Total expenses	17,701,511	14,019,299	10,537,100

NET INVESTMENT INCOME	9,673,850	8,874,446	6,469,707

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from investments	3,276,450	1,270,765	561,700
Net realized loss from derivatives	—	—	(131,000)
Net unrealized appreciation/(depreciation) on investments	(1,942,936)	(1,648,046)	7,012,726
Net unrealized appreciation on derivatives	—	—	130,925

Net gain/(loss) on investments	1,333,514	(377,281)	7,574,351

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,007,364	$8,497,165	$14,044,058

WEIGHTED AVERAGE—BASIC AND DILUTED EARNINGS PER COMMON SHARE	$2.04	$1.73	$3.42
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING—BASIC AND DILUTED	5,385,049	4,920,517	4,110,484

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Schedule of Investments

February 28, 2015

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Non-control/Non-affiliated investments—182.3%(b)
National Truck Protection Co., Inc.(d),(g)	Automotive Aftermarket	Common Stock	1,116	$1,000,000	$1,769,432	1.4%
National Truck Protection Co., Inc.(d)	Automotive Aftermarket	First Lien Term Loan 15.50% Cash, 9/13/2018	$7,737,848	7,737,848	7,737,848	6.3%
Take 5 Oil Change, L.L.C.(d),(g)	Automotive Aftermarket	Common Stock	7,128	480,535	1,472,502	1.2%

		Total Automotive Aftermarket		9,218,383	10,979,782	8.9%

Legacy Cabinets Holdings(d),(g)	Building Products	Common Stock Voting A-1	2,535	220,900	1,493,470	1.2%
Legacy Cabinets Holdings(d),(g)	Building Products	Common Stock Voting B-1	1,600	139,424	942,624	0.8%
Polar Holding Company, Ltd.(a),(i)	Building Products	First Lien Term Loan 10.00% Cash, 8/13/2016	$1,000,000	1,000,000	1,000,000	0.8%

		Total Building Products		1,360,324	3,436,094	2.8%

BMC Software, Inc.(d)	Business Services	First Lien Term Loan 5.00% Cash, 9/10/2020	$5,731,667	5,686,622	5,478,327	4.4%
Dispensing Dynamics International(d)	Business Services	Senior Secured Note 12.50% Cash, 1/1/2018	$7,000,000	6,910,112	7,350,000	6.0%
Easy Ice, LLC(d)	Business Services	First Lien Term Loan 9.50% Cash, 1/15/2020	$12,000,000	11,872,639	12,000,000	9.7%
Easy Ice, LLC(m)	Business Services	Delayed Draw Term Loan 9.50% Cash, 1/15/2020	$—	—	—	0.0%
Emily Street Enterprises, L.L.C.	Business Services	Senior Secured Note 10.00% Cash, 1/23/2020	$8,400,000	8,260,787	8,400,000	6.9%
Emily Street Enterprises, L.L.C.(g)	Business Services	Warrant Membership Interests	49,318	400,000	391,584	0.3%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	First Lien Term Loan 5.50% Cash, 6/28/2019	$1,955,051	1,941,417	1,925,725	1.6%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	Second Lien Term Loan 9.50% Cash, 6/28/2020	$2,000,000	1,975,767	1,965,000	1.6%
Knowland Technology Holdings, L.L.C.	Business Services	First Lien Term Loan 11.00% Cash, 11/29/2017	$5,259,171	5,205,142	5,259,171	4.3%
Knowland Technology Holdings, L.L.C.(j),(k),(l)	Business Services	Delayed Draw Term Loan 11.00% Cash, 11/29/2017	$—	—	—	0.0%
Vector Controls Holding Co., LLC(d)	Business Services	First Lien Term Loan, 14.00% (12.00% Cash/2.00% PIK), 3/6/2018	$9,436,991	9,312,095	9,295,437	7.6%
Vector Controls Holding Co., LLC(d),(g)	Business Services	Warrants to Purchase Limited Liability Company Interests	101	—	62,341	0.1%

		Total Business Services		51,564,581	52,127,585	42.5%

Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan, 12.00% (11.00% Cash/1.00 PIK), 5/24/2016	$3,569,127	3,537,732	3,283,597	2.7%
Targus Holdings, Inc.(d),(g)	Consumer Products	Common Stock	62,413	566,765	—	0.0%
Targus Holdings, Inc.(d),(g)	Consumer Products	Unsecured Note 10.00% PIK, 6/14/2019	$2,054,158	2,054,158	—	0.0%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Targus Holdings, Inc.(d),(g)	Consumer Products	Unsecured Note 16.00% PIK, 10/26/2018	$429,797	425,227	—	0.0%

		Total Consumer Products		6,583,882	3,283,597	2.7%

Avionte Holdings, LLC(g)	Consumer Services	Common Stock	100,000	100,000	163,000	0.1%
Avionte Holdings, LLC	Consumer Services	First Lien Term Loan 9.75% Cash, 1/8/2019	$3,000,000	2,951,759	3,000,000	2.4%
Avionte Holdings, LLC(j),(l)	Consumer Services	Delayed Draw Term Loan A 9.75% Cash, 1/8/2019	$—	—	—	0.0%
CFF Acquisition L.L.C.(d)	Consumer Services	First Lien Term Loan 7.50% Cash, 7/31/2015	$716,179	714,270	716,179	0.6%
Expedited Travel L.L.C.(g)	Consumer Services	Common Stock	1,000,000	1,000,000	1,069,157	0.9%
Expedited Travel L.L.C.	Consumer Services	First Lien Term Loan 10.00% Cash, 10/10/2019	$13,750,000	13,609,579	13,750,000	11.2%
PrePaid Legal Services, Inc.(d)	Consumer Services	First Lien Term Loan 6.25% Cash, 7/1/2019	$3,709,677	3,680,863	3,652,919	3.0%
PrePaid Legal Services, Inc.(d)	Consumer Services	Second Lien Term Loan 9.75% Cash, 7/1/2020	$5,000,000	4,937,212	4,981,000	4.1%

		Total Consumer Services		26,993,683	27,332,255	22.3%

M/C Acquisition Corp., L.L.C.(d),(g)	Education	Class A Common Stock	544,761	30,241	—	0.0%
M/C Acquisition Corp., L.L.C.(d)	Education	First Lien Term Loan 1.00% Cash, 3/31/2015	$2,362,978	1,235,695	100,951	0.1%

		Total Education		1,265,936	100,951	0.1%

Group Dekko, Inc.(d)	Electronics	Second Lien Term Loan 11.00% (10.00% Cash/1.00% PIK), 5/1/2016	$6,950,048	6,950,048	6,667,181	5.4%

		Total Electronics		6,950,048	6,667,181	5.4%

TB Corp.(d)	Food and Beverage	First Lien Term Loan 5.76% Cash, 6/19/2018	$5,050,436	5,038,131	5,037,810	4.0%
TB Corp.(d)	Food and Beverage	Unsecured Note 13.50% (12.00% Cash/1.50% PIK), 12/20/2018	$2,546,121	2,512,732	2,546,121	2.1%
TM Restaurant Group L.L.C.	Food and Beverage	First Lien Term Loan 7.75% Cash, 7/16/2017	$2,791,595	2,791,595	2,763,679	2.3%

		Total Food and Beverage		10,342,458	10,347,610	8.4%

Bristol Hospice, LLC	Healthcare Services	Senior Secured Note 11.00% (10.00% Cash/1.00% PIK), 11/29/2018	$5,459,134	5,374,249	5,459,134	4.5%
Bristol Hospice, LLC(j),(l)	Healthcare Services	Delayed Draw Term Loan 11.00% (10.00% Cash/1.00% PIK), 11/29/2018	$—	—	—	0.0%
Roscoe Medical, Inc.(d),(g)	Healthcare Services	Common Stock	5,000	500,000	294,500	0.1%
Roscoe Medical, Inc.	Healthcare Services	Second Lien Term Loan 11.25% Cash, 9/26/2019	$4,200,000	4,129,704	3,990,000	3.3%
Smile Brands Group Inc.(d)	Healthcare Services	First Lien Term Loan 7.50% Cash, 8/16/2019	$4,443,750	4,373,369	4,159,350	3.4%
Surgical Specialties Corporation (US), Inc.(d)	Healthcare Services	First Lien Term Loan 7.25% Cash, 8/22/2018	$2,312,500	2,295,234	2,277,813	1.9%
Zest Holdings, LLC(d)	Healthcare Services	First Lien Term Loan 5.25% Cash, 8/16/2020	$4,443,919	4,361,438	4,460,806	3.6%

		Total Healthcare Services		21,033,994	20,641,603	16.8%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
HMN Holdco, LLC	Media	First Lien Term Loan 14.00% (12.00% Cash/2.00% PIK), 5/16/2019	$9,368,327	9,206,438	9,579,115	7.9%
HMN Holdco, LLC	Media	First Lien Term Loan 12.00% Cash, 5/16/2020	1,600,000	1,569,149	1,576,000	1.3%
HMN Holdco, LLC(j),(k)	Media	Deferred Draw Term Loan 12.00% Cash, 5/16/2020	—	—	(36,000)	0.0%
HMN Holdco, LLC	Media	Class A Series	4,264	61,647	223,604	0.2%
HMN Holdco, LLC	Media	Class A Warrant	30,320	438,353	1,247,365	1.0%
HMN Holdco, LLC(g)	Media	Warrants to Purchase Limited Liability Company Interests (Common)	57,872	—	2,085,128	1.7%
HMN Holdco, LLC(g)	Media	Warrants to Purchase Limited Liability Company Interests	8,139	—	350,464	0.3%

		Total Media		11,275,587	15,025,676	12.4%

Elyria Foundry Company, L.L.C.	Metals	Common Stock	35,000	9,217,563	6,762,000	5.5%
Elyria Foundry Company, L.L.C.	Metals	Revolver 9.00% Cash, 12/31/2020	$8,500,000	8,500,000	8,500,000	6.8%

		Total Metals		17,717,563	15,262,000	12.3%

Network Communications, Inc.(d),(g)	Publishing	Common Stock	380,572	—	300,652	0.2%
Network Communications, Inc.(d)	Publishing	Unsecured Notes 8.60% PIK, 1/14/2020	$2,732,976	2,374,260	1,684,118	1.4%

		Total Publishing		2,374,260	1,984,770	1.6%

Censis Technologies, Inc.	Software	First Lien Term Loan B 11.00% Cash, 7/24/2019	$11,850,000	11,634,939	11,850,000	9.7%
Censis Technologies, Inc.(g),(h)	Software	Limited Partner Interests	999	999,000	981,627	0.8%
Community Investors, Inc.(g)	Software	Common Stock	1,282	1,282	1,769	0.0%
Community Investors, Inc.	Software	First Lien, Last Out Term Loan 11.78% Cash, 9/30/2019	$12,000,000	12,000,000	12,000,000	9.7%
Community Investors, Inc.	Software	First Lien Term Loan B 12.25% Cash, 12/31/2020	$2,500,000	2,500,000	2,500,000	2.0%
Community Investors, Inc.(g)	Software	Preferred Stock 10%	63,463	149,138	87,579	0.1%
Community Investors, Inc.	Software	Preferred Stock—A2 10%	38,641	100,853	53,325	0.0%
Community Investors, Inc.(g)	Software	Preferred Stock—A Shares 10%	135,584	135,584	187,106	0.2%
Finalsite Holdings, Inc.	Software	Second Lien Term Loan 10.25% Cash, 5/21/2020	$7,500,000	7,429,305	7,500,000	6.1%
Identity Automation Systems(g)	Software	Common Stock Class A Units	232,616	232,616	225,638	0.2%
Identity Automation Systems	Software	First Lien Term Loan 10.25% Cash, 8/25/2019	$4,475,000	4,433,897	4,475,000	3.7%
Pen-Link, Ltd.(d)	Software	Second Lien Term Loan 12.50% Cash, 5/26/2019	$10,500,000	10,326,376	10,500,000	8.6%

		Total Software		49,942,990	50,362,044	41.1%

Advanced Air & Heat of Florida, LLC	Utilities	First Lien Term Loan 10.00% Cash, 1/31/2019	$5,955,441	5,881,694	5,955,441	5.0%

		Total Utilities		5,881,694	5,955,441	5.0%

Sub Total Non-control/Non-affiliated investments				222,505,383	223,506,589	182.3%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Control investments—13.9%(b)
Saratoga Investment Corp. CLO 2013-1, Ltd.(a),(d),(e),(f)	Structured Finance Securities	Other/Structured Finance Securities 14.32%, 10/17/2023	$30,000,000	15,953,001	17,031,146	13.9%

Sub Total Control investments				15,953,001	17,031,146	13.9%

TOTAL INVESTMENTS—196.2%(b)				$238,458,384	$240,537,735	196.2%

Cash and cash equivalents and cash and cash equivalents, reserve accounts—16.4%
U.S. Bank Money Market(n)			$20,063,372	$20,063,372	$20,063,372	16.4%

Total cash and cash equivalents and cash and cash equivalents, reserve accounts			$20,063,372	$20,063,372	$20,063,372	16.4%

(a)	Represents a non-qualifyng investment as defined under Section 55 (a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 7.5% of the Company's portfolio at fair value. As a BDC, the Company can only invest 30% of its portfolio in non-qualifying assets.
(b)	Percentages are based on net assets of $122,598,742, as of February 28, 2015.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is approved in good faith by our board of directors. (see Note 3 to the consolidated financial statements).
(d)	These securities are pledged as collateral under a senior secured revolving credit facility (see Note 6 to the consolidated financial statements).
(e)	This investment does not have a stated interest rate that is payable thereon. As a result, the 14.32% interest rate in the table above represents the effective interest rate currently earned on the investment cost and is based on the current cash interest and other income generated by the investment.
(f)	As defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net Unrealized gains
Saratoga Investment Corp. CLO 2013-1, Ltd.	$—	$—	$—	$2,707,230	$1,520,205	$—	$1,078,145

(g)	Non-income producing at February 28, 2015.
(h)	Includes securities issued by an affiliate of the company.
(i)	Non-U.S. company. The principal place of business for Polar Holding Company, Ltd. is Canada.
(j)	The investment has an unfunded commitment as of February 28, 2015 (See note 8).
(k)	Includes an analysis of the value of any unfunded loan commitments.
(l)	The entire commitment was unfunded at February 28, 2015. As such, no interest is being earned on this investment.
(m)	The entire commitment was funded at February 28, 2015.
(n)	Included within cash and cash equivalents and cash and cash equivalents, reserve accounts in the Company’s Consolidated Statements of Assets and Liabilities as of February 28, 2015.

Saratoga Investment Corp.

Consolidated Schedule of Investments

February 28, 2014

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Non-control/Non-affiliated investments—164.2%(b)
PATS Aircraft, LLC	Aerospace	Common Stock	51,813	89,636	89,636	0.1%
PATS Aircraft, LLC	Aerospace	First Lien Term Loan 8.50% Cash, 10/6/2016	$254,598	254,598	254,598	0.2%

		Total Aerospace		344,234	344,234	0.3%

National Truck Protection Co., Inc.(d,g)	Automotive Aftermarket	Common Stock	1,116	1,000,000	1,152,531	1.0%
National Truck Protection Co., Inc.(d)	Automotive Aftermarket	First Lien Term Loan 15.50% (13.50% Cash/2.00% PIK), 9/13/2018	$8,250,000	8,250,000	8,250,000	7.3%
Take 5 Oil Change, L.L.C.(d,g)	Automotive Aftermarket	Common Stock	7,128	712,800	1,217,747	1.1%

		Total Automotive Aftermarket		9,962,800	10,620,278	9.4%

Legacy Cabinets Holdings(d,g)	Building Products	Common Stock Voting A-1	2,535	220,900	552,351	0.5%
Legacy Cabinets Holdings(d,g)	Building Products	Common Stock Voting B-1	1,600	139,424	348,624	0.3%

		Total Building Products		360,324	900,975	0.8%

ARSloane Acquistion, LLC	Business Services	First Lien Term Loan 7.50% Cash, 10/1/2019	$997,500	988,200	1,004,981	0.9%
BMC Software, Inc.(d)	Business Services	First Lien Term Loan 5.00% Cash, 9/10/2020	$6,000,000	5,943,801	6,013,800	5.3%
Dispensing Dynamics International(d)	Business Services	Senior Secured Note 12.50% Cash, 1/1/2018	$7,000,000	6,882,278	7,525,000	6.6%
Easy Ice, LLC(d)	Business Services	First Lien Term Loan 14.00% (11.00% Cash/3.00% PIK), 3/29/2018	$7,507,024	7,387,970	7,507,024	6.6%
Easy Ice, LLC(i),(j)	Business Services	Delayed Draw Term Loan 14.00% (11.00% Cash/3.00% PIK), 3/29/2018	$—	—	—	0.0%
Emily Street Enterprises, L.L.C.(d)	Business Services	Senior Secured Note 12.00% (11.00% Cash/1.00% PIK), 12/28/2017	$5,767,983	5,680,703	5,767,983	5.1%
Emily Street Enterprises, L.L.C.(d,g)	Business Services	Warrant Membership Interests	49,318	400,000	601,679	0.5%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	First Lien Term Loan 5.50% Cash, 6/28/2019	$3,990,000	3,954,385	3,960,075	3.5%
Help/Systems Holdings, Inc.(Help/Systems, LLC)(d)	Business Services	Second Lien Term Loan 9.50% Cash, 6/28/2020	$2,000,000	1,972,758	2,000,000	1.8%
Knowland Technology Holdings, L.L.C.(d)	Business Services	First Lien Term Loan 11.00% Cash, 11/29/2017	$6,200,000	6,107,034	6,200,000	5.5%
Trinet HR Corporation (SOI Holdings, Inc.)(d)	Business Services	First Lien Term Loan 5.00% Cash, 8/20/2020	$4,987,500	4,941,335	5,018,921	4.4%
Trinet HR Corporation (SOI Holdings, Inc.)(d)	Business Services	Second Lien Term Loan 8.75% Cash, 2/20/2021	$2,500,000	2,453,145	2,518,750	2.2%
Vector Controls Holding Co., LLC(d)	Business Services	First Lien Term Loan, 14.00% (12.00% Cash/2.00% PIK), 3/6/2018	$9,261,074	9,115,415	9,075,853	8.0%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Vector Controls Holding Co., LLC(d,g)	Business Services	Warrants to Purchase Limited Liability Company Interests	101	—	136,217	0.1%

		Total Business Services		55,827,024	57,330,283	50.5%

Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan 11.00% Cash, 5/24/2016	$3,738,369	3,704,766	3,663,602	3.3%
Targus Holdings, Inc.(d,g)	Consumer Products	Common Stock	62,413	566,765	730,232	0.6%
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Note 10.00% PIK, 6/14/2019	$2,054,158	2,054,158	1,387,848	1.2%
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Note 16.00% Cash, 10/26/2018	$384,577	379,471	336,505	0.3%

		Total Consumer Products		6,705,160	6,118,187	5.4%

Avionte Holdings, LLC	Consumer Services	Common Stock	$100,000	100,000	100,000	0.1%
Avionte Holdings, LLC	Consumer Services	First Lien Term Loan 9.75% Cash, 1/8/2019	$3,000,000	2,940,000	3,000,000	2.6%
Avionte Holdings, LLC(i),(j)	Consumer Services	Delayed Draw Term Loan A 9.75% Cash, 1/8/2019	$—	—	—	0.0%
CFF Acquisition L.L.C.(d)	Consumer Services	First Lien Term Loan 7.50% Cash, 7/31/2015	$1,319,891	1,273,596	1,319,891	1.2%
Expedited Travel L.L.C.(d)	Consumer Services	First Lien Term Loan 9.00% Cash, 12/28/2017	$4,580,000	4,501,104	4,580,000	4.0%
PrePaid Legal Services, Inc.(d)	Consumer Services	First Lien Term Loan 6.25% Cash, 12/31/2016	$4,274,194	4,236,035	4,247,694	3.7%
PrePaid Legal Services, Inc.(d)	Consumer Services	Second Lien Term Loan 9.75% Cash, 7/1/2020	$5,000,000	4,931,888	5,044,000	4.5%

		Total Consumer Services		17,982,623	18,291,585	16.1%

M/C Acquisition Corp., L.L.C.(d,g)	Education	Class A Common Stock	544,761	30,241	—	0.0%
M/C Acquisition Corp., L.L.C.(d)	Education	First Lien Term Loan 1.00% Cash, 3/13/14	$2,512,184	1,358,250	90,128	0.1%

		Total Education		1,388,491	90,128	0.1%

Group Dekko, Inc.(d)	Electronics	Second Lien Term Loan 11.00% (10.00% Cash/1.00% PIK), 5/1/2016	$6,901,547	6,901,547	6,741,431	5.9%

		Total Electronics		6,901,547	6,741,431	5.9%

USS Parent Holding Corp.(d,g)	Environmental	Non Voting Common Stock	765	133,002	220,992	0.2%
USS Parent Holding Corp.(d,g)	Environmental	Voting Common Stock	17,396	3,025,798	5,027,574	4.4%

		Total Environmental		3,158,800	5,248,566	4.6%

DS Waters of America, Inc.(d)	Food and Beverage	First Lien Term Loan 5.25% Cash, 8/30/2020	$2,493,750	2,470,506	2,531,156	2.2%
HOA Restaurant Group, L.L.C.(d)	Food and Beverage	Senior Secured Note 11.25% Cash, 4/1/2017	$4,000,000	3,918,437	4,240,000	3.7%
TB Corp.(d)	Food and Beverage	First Lien Term Loan 5.75% Cash, 6/19/2018	$5,101,971	5,082,013	5,127,481	4.5%
TB Corp.(d)	Food and Beverage	Unsecured Note 13.50% (12.00% Cash/1.50% PIK), 12/20/2018	$2,543,154	2,513,130	2,555,870	2.3%
TM Restaurant Group L.L.C.(d)	Food and Beverage	First Lien Term Loan 7.75% Cash, 7/16/2017	$2,845,690	2,831,271	2,831,462	2.5%

		Total Food and Beverage		16,815,357	17,285,969	15.2%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Bristol Hospice, LLC	Healthcare Services	Senior Secured Note 11.00%(10.00% Cash/1.00% PIK), 11/29/2018	$5,509,782	5,405,325	5,509,782	4.9%
Bristol Hospice, LLC(i),(j)	Healthcare Services	Delayed Draw Term Loan 11.00%(10.00% Cash/1.00% PIK), 11/29/2018	$—	—	—	0.0%
Oceans Acquisition, Inc.(d)	Healthcare Services	First Lien Term A Loan 10.75% Cash, 12/27/2017	$6,373,113	6,273,020	6,373,113	5.5%
Oceans Acquisition, Inc.(d)	Healthcare Services	First Lien Term B Loan 10.75% Cash, 12/27/2017	$500,000	490,224	500,000	0.4%
Oceans Acquisition, Inc.(i)	Healthcare Services	Delayed Draw Term Loan 10.75% Cash, 12/27/2017	$—	—	—	0.0%
Smile Brands Group Inc.(d)	Healthcare Services	First Lien Term Loan 7.50% Cash, 8/16/2019	$4,488,750	4,406,559	4,488,750	4.0%
Surgical Specialties Corporation (US), Inc.(d)	Healthcare Services	First Lien Term Loan 7.25% Cash, 8/22/2018	$2,437,500	2,415,591	2,449,688	2.2%
Zest Holdings, LLC(d)	Healthcare Services	First Lien Term Loan 6.50% Cash, 8/16/2020	$4,488,750	4,405,073	4,488,750	4.0%

		Total Healthcare Services		23,395,792	23,810,083	21.0%

McMillin Companies L.L.C.(d,g,h)	Homebuilding	Senior Secured Note 0% Cash, 12/31/2013	$550,000	558,434	344,355	0.3%

		Total Homebuilding		558,434	344,355	0.3%

Distribution International, Inc.(d)	Manufacturing	First Lien Term Loan 7.50% Cash, 7/16/2019	$5,970,000	5,916,094	5,970,000	5.3%

		Total Manufacturing		5,916,094	5,970,000	5.3%

Elyria Foundry Company, L.L.C.(d)	Metals	Senior Secured Note 17.00% (13.00% Cash/4.00% PIK), 9/14/2014	$8,859,614	8,859,614	6,644,711	5.9%
Elyria Foundry Company, L.L.C.(d,g)	Metals	Warrants to Purchase Limited Liability Company Interests (2008)	7,000	20	—	0.0%
Elyria Foundry Company, L.L.C.(d,g)	Metals	Warrants to Purchase Limited Liability Company Interests (2013)	18,227	—	—	0.0%

		Total Metals		8,859,634	6,644,711	5.9%

Network Communications, Inc.(d,g)	Publishing	Common Stock	380,572	—	—	0.0%
Network Communications, Inc.(d)	Publishing	Unsecured Notes 8.60% PIK, 1/14/2020	$2,601,736	2,202,168	1,190,888	1.0%

		Total Publishing		2,202,168	1,190,888	1.0%

Community Investors, Inc.(d,g)	Software	Common Stock	1,282	1,282	1,449	0.0%
Community Investors, Inc.(d)	Software	First Lien Term Loan 9.75% Cash, 5/9/2018	$6,983,333	6,863,915	6,983,333	6.2%
Community Investors, Inc.(d),(i),(j)	Software	Revolver	$166,667	—	—	0.0%
Community Investors, Inc.(d,g)	Software	Preferred Stock 10%	135,584	135,584	153,210	0.1%
Pen-Link, Ltd.	Software	Second Lien Term Loan 12.50% Cash, 5/26/2019	$11,500,000	11,280,887	11,500,000	10.2%

		Total Software		18,281,668	18,637,992	16.5%

Advanced Air & Heat of Florida, LLC	Utilities	First Lien Term Loan 10.00% Cash, 1/31/2019	$6,705,441	6,606,457	6,705,441	5.9%

		Total Utilities		6,606,457	6,705,441	5.9%

Company	Industry	Investment Interest Rate / Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Sub Total Non-control/Non-affiliated investments				185,266,607	186,275,106	164.2%

Control investments— 17.3%(b)
Saratoga Investment Corp. CLO 2013-1, Ltd.(a),(d),(e),(f)	Structured Finance Securities	Other/Structured Finance Securities 15.16%, 10/17/2023	$30,000,000	16,555,808	19,569,596	17.3%

Sub Total Control investments				16,555,808	19,569,596	17.3%

TOTAL INVESTMENTS—181.5%(b)				$201,822,415	$205,844,702	181.5%

Cash and cash equivalents and cash and cash equivalents, reserve accounts—5.8%
U.S. Bank Money Market(k)			$6,587,011	$6,587,011	$6,587,011	5.8%

Total cash and cash equivalents and cash and cash equivalents, reserve accounts			$6,587,011	$6,587,011	$6,587,011	5.8%

(a)	Represents a non-qualifyng investment as defined under Section 55 (a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 9.5% of the Company's portfolio at fair value. As a BDC, the Company can only invest 30% of its portfolio in non-qualifying assets.
(b)	Percentages are based on net assets of $113,427,929 as of February 28, 2014.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is approved in good faith by our board of directors. (see Note 3 to the consolidated financial statements).
(d)	These securities are pledged as collateral under a senior secured revolving credit facility (see Note 6 to the consolidated financial statements).
(e)	This investment does not have a stated interest rate that is payable thereon. As a result, the 15.16% interest rate in the table above represents the effective interest rate currently earned on the investment cost and is based on the current cash interest and other income generated by the investment.
(f)	As defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net Unrealized gains/(losses)
Saratoga Investment Corp. CLO 2013-1, Ltd.	$—	$—	$—	$3,410,868	$1,775,141	$—	$3,013,788

(g)	Non-income producing at February 28, 2014.
(h)	In connection with the restructuring of this investment, the Company agreed to forego the receipt of any interest payments thereon.
(i)	The investment has an unfunded commitment as of February 28, 2015 (See note 8).
(j)	The entire commitment was unfunded at February 28, 2015. As such, no interest is being earned on this investment.
(k)	Included within cash and cash equivalents and cash and cash equivalents, reserve accounts in the Company’s Consolidated Statements of Assets and Liabilities as of February 28, 2014.

Saratoga Investment Corp.

Consolidated Statements of Changes in Net Assets

	For the year ended February 28, 2015	For the year ended February 28, 2014	For the year ended February 28, 2013
INCREASE FROM OPERATIONS:
Net investment income	$9,673,850	$8,874,446	$6,469,707
Net realized gain from investments	3,276,450	1,270,765	561,700
Net realized loss from derivatives	—	—	(131,000)
Net unrealized appreciation (depreciation) on investments	(1,942,936)	(1,648,046)	7,012,726
Net unrealized appreciation on derivatives	—	—	130,925

Net increase in net assets from operations	11,007,364	8,497,165	14,044,058

DECREASE FROM SHAREHOLDER DISTRIBUTIONS:
Distributions declared	(2,156,740)	(12,534,807)	(16,475,809)

Net decrease in net assets from shareholder distributions	(2,156,740)	(12,534,807)	(16,475,809)

CAPITAL SHARE TRANSACTIONS:
Stock dividend distribution	320,189	10,027,697	13,180,503

Net increase in net assets from capital share transactions	320,189	10,027,697	13,180,503

Total increase in net assets	9,170,813	5,990,055	10,748,752
Net assets at beginning of period	113,427,929	107,437,874	96,689,122

Net assets at end of period	$122,598,742	$113,427,929	$107,437,874

Net asset value per common share	$22.70	$21.08	$22.71
Common shares outstanding at end of period	5,401,899	5,379,616	4,730,116
Distribution in excess of net investment income	$(23,905,603)	$(31,123,667)	$(25,771,838)

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Statements of Cash Flows

	For the year ended February 28, 2015	For the year ended February 28, 2014	For the year ended February 28, 2013
Operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$11,007,364	$8,497,165	$14,044,058
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES:
Paid-in-kind interest income	(1,204,458)	(1,007,494)	(1,062,687)
Net accretion of discount on investments	(540,069)	(666,849)	(975,475)
Amortization of deferred debt financing costs	929,773	903,289	482,306
Net realized gain from investments	(3,276,450)	(1,270,765)	(561,700)
Net realized loss from derivatives	—	—	131,000
Net unrealized (appreciation) depreciation on investments	1,942,936	1,648,046	(7,012,726)
Net unrealized appreciation on derivatives	—	—	(130,925)
Proceeds from sale and redemption of investments	73,257,332	71,606,736	21,487,698
Purchase of investments	(104,872,326)	(121,073,990)	(71,595,649)
(Increase) decrease in operating assets:
Cash and cash equivalents, reserve accounts	(14,882,101)	8,793,029	13,448,053
Interest receivable	102,455	317,505	(1,199,954)
Management fee receivable	(21,807)	65,747	11,728
Other assets	(34,930)	68,946	11,416
Receivable from unsettled trades	—	1,817,074	(1,757,563)
Increase (decrease) in operating liabilities:
Payable for unsettled trades	—	—	(4,072,500)
Management and incentive fees payable	482,890	(405,158)	2,181,511
Accounts payable and accrued expenses	10,621	389,530	(269,911)
Interest and debt fees payable	532,331	615,339	204,534
Due to manager	(32,334)	175,641	(171,581)

NET CASH USED BY OPERATING ACTIVITIES	(36,598,773)	(29,526,209)	(36,808,367)

Financing activities
Borrowings on debt	52,300,000	18,000,000	55,550,000
Paydowns on debt	(13,700,000)	(28,300,000)	(15,250,000)
Issuance of notes	—	48,300,000	—
Debt financing cost	(1,972,618)	(2,821,806)	(1,373,000)
Payments of cash dividends	(1,434,349)	(2,507,112)	(3,295,306)

NET CASH PROVIDED BY FINANCING ACTIVITIES	35,193,033	32,671,082	35,631,694

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,405,740)	3,144,873	(1,176,673)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	3,293,898	149,025	1,325,698

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,888,158	$3,293,898	$149,025

Supplemental information:
Interest paid during the period	$5,912,862	$4,565,262	$1,853,573
Supplemental non-cash information:
Paid-in-kind interest income	$1,204,458	$1,007,494	$1,062,687
Net accretion of discount on investments	$540,069	$666,849	$975,475
Amortization of deferred debt financing costs	$929,773	$903,289	$482,306
Stock dividend distribution	$320,189	$10,027,697	$13,180,503

See accompanying notes to consolidated financial statements.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

February 28, 2015

Note 1. Organization

Saratoga Investment Corp. (the “Company”, “we”, “our” and “us”) is a non-diversified closed end management investment company incorporated in Maryland that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). We commenced operations on March 23, 2007 as GSC Investment Corp. and completed our initial public offering (“IPO”) on March 28, 2007. We have elected to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code (the “Code”). We expect to continue to qualify and to elect to be treated for tax purposes as a RIC. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments.

GSC Investment, LLC (the “LLC”) was organized in May 2006 as a Maryland limited liability company. As of February 28, 2007, the LLC had not yet commenced its operations and investment activities.

On March 21, 2007, the Company was incorporated and concurrently therewith the LLC was merged with and into the Company, with the Company as the surviving entity, in accordance with the procedure for such merger in the LLC’s limited liability company agreement and Maryland law. In connection with such merger, each outstanding limited liability company interest of the LLC was converted into a share of common stock of the Company.

On July 30, 2010, the Company changed its name from “GSC Investment Corp.” to “Saratoga Investment Corp.”.

We are externally managed and advised by our investment adviser, Saratoga Investment Advisors, LLC (the “Manager”), pursuant to the Management Agreement. Prior to July 30, 2010, we were managed and advised by GSCP (NJ), L.P.

On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP (“SBIC LP”), received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”).

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and include the accounts of the Company and its special purpose financing subsidiary, Saratoga Investment Funding, LLC (previously known as GSC Investment Funding LLC). All intercompany accounts and transactions have been eliminated in consolidation. All references made to the “Company,” “we,” and “us” herein include Saratoga Investment Corp. and its consolidated subsidiary, except as stated otherwise.

The Company and SBIC are both considered to be investment companies for financial reporting purposes and have applied the guidance in Topic 946, “Financial Services—Investment Companies”. There have been no changes to the Company or SBIC’s status as investment companies during the year ended February 28, 2015.

Use of Estimates in the Preparation of Financial Statements

The preparation of the accompanying consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and income, gains (losses) and expenses during the period reported. Actual results could differ materially from those estimates.

Correction of Immaterial Errors Related to Prior Period

During the year ended February 28, 2015, the Company identified errors related to the accounting for the capital gains portion of the incentive fee for the years ended February 28, 2014, February 28, 2013, February 29, 2012 and February 28, 2011, as well as the cumulative impact of these errors as of February 28, 2014.

The Company assessed the materiality of these errors and concluded they were not material to any prior annual periods, but the cumulative impact of correcting them in the current period would be quantitatively material to the results of operations of the Company for the year ended February 28, 2015, if the entire adjustment was recorded in that period. Therefore, the consolidated financial statements as of and for the years ended February 28, 2014 and 2013 have been corrected.

The effects of these prior period errors on the consolidated financial statements are as follows (in thousands, except per share amounts):

Revised Consolidated Statement of Assets and Liabilities

	As of February 28, 2014
	As Previously Reported	Adjustments	As Revised
LIABILITIES
Management and incentive fees payable	$3,857	$1,496	$5,353
Total liabilities	104,253	1,496	105,749
NET ASSETS
Distribution in excess of net investment income	(29,628)	(1,496)	(31,124)
Total Net Assets	$114,924	$(1,496)	$113,428

NET ASSET VALUE PER SHARE	$21.36	$(0.28)	$21.08

	As of November 30, 2014
	As Previously Reported	Adjustments	As Revised
LIABILITIES
Management and incentive fees payable	$4,551	$1,554	$6,105
Total liabilities	138,684	1,554	140,238
NET ASSETS
Distribution in excess of net investment income	(23,753)	(1,554)	(25,307)
Total Net Assets	$122,316	$(1,554)	$120,762

NET ASSET VALUE PER SHARE	$22.74	$(0.29)	$22.45

	As of August 31, 2014
	As Previously Reported	Adjustments	As Revised
LIABILITIES
Management and incentive fees payable	$4,221	$1,473	$5,694
Total liabilities	127,412	1,473	128,885
NET ASSETS
Distribution in excess of net investment income	(25,494)	(1,473)	(26,967)
Total Net Assets	$119,818	$(1,473)	$118,345

NET ASSET VALUE PER SHARE	$22.27	$(0.27)	$22.00

	As of May 31, 2014
	As Previously Reported	Adjustments	As Revised
LIABILITIES
Management and incentive fees payable	$3,649	$1,494	$5,143
Total liabilities	122,552	1,494	124,046
NET ASSETS
Distribution in excess of net investment income	(27,567)	(1,494)	(29,061)
Total Net Assets	$116,682	$(1,494)	$115,188

NET ASSET VALUE PER SHARE	$21.69	$(0.28)	$21.41

Revised Consolidated Statements of Operations

	Year Ended February 28, 2014			Year Ended February 28, 2013
	As Previously Reported	Adjustments	As Revised	As Previously Reported	Adjustments	As Revised
EXPENSES
Incentive management fees	$692	$247	$939	$2,045	$558	$2,603
Total expenses	13,772	247	14,019	9,979	558	10,537
NET INVESTMENT INCOME	9,121	(247)	8,874	7,028	(558)	6,470
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,744	$(247)	$8,497	$14,602	$(558)	$14,044
WEIGHTED AVERAGE—BASIC AND DILUTED EARNINGS PER COMMON SHARE	$1.78	$(0.05)	$1.73	$3.55	$(0.13)	$3.42

	Three Months Ended November 30, 2014			Nine Months Ended November 30, 2014
	As Previously Reported	Adjustments	As Revised	As Previously Reported	Adjustments	As Revised
EXPENSES
Incentive management fees	$852	$81	$933	$2,022	$58	$2,080
Total expenses	4,595	81	4,676	13,081	58	13,139
NET INVESTMENT INCOME	2,710	(81)	2,629	6,843	(58)	6,785
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,466	$(81)	$3,385	$8,360	$(58)	$8,302
WEIGHTED AVERAGE—BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.64	$(0.01)	$0.63	$1.55	$(0.01)	$1.54

	Three Months Ended August 31, 2014			Six Months Ended August 31, 2014
	As Previously Reported	Adjustments	As Revised	As Previously Reported	Adjustments	As Revised
EXPENSES
Incentive management fees	$790	$(21)	$769	$1,170	$(23)	$1,147
Total expenses	4,403	(21)	4,382	8,486	(23)	8,463
NET INVESTMENT INCOME	2,072	21	2,093	4,133	23	4,156
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,136	$21	$3,157	$4,894	$23	$4,917
WEIGHTED AVERAGE—BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.58	$0.01	$0.59	$0.91	$—	$0.91

	Three Months Ended May 31, 2014
	As Previously Reported	Adjustments	As Revised
EXPENSES
Incentive management fees	$380	$(2)	$378
Total expenses	4,083	(2)	4,081
NET INVESTMENT INCOME	2,061	2	2,063
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,758	$2	$1,760
WEIGHTED AVERAGE—BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.33	$—	$0.33

Revised Consolidated Statements of Changes in Net Assets

	Year Ended February 28, 2014			Year Ended February 28, 2013
	As Previously Reported	Adjustments	As Revised	As Previously Reported	Adjustments	As Revised
INCREASE FROM OPERATIONS
Net investment income	$9,121	$(247)	$8,874	$7,028	$(558)	$6,470
Net increase in net assets from operations	8,744	(247)	8,497	14,602	(558)	14,044

Total increase in net assets	6,237	(247)	5,990	11,307	(558)	10,749
Net assets at beginning of period	108,687	(1,249)	107,438	97,380	(691)	96,689

Net assets at end of period	$114,924	$(1,496)	$113,428	$108,687	$(1,249)	$107,438

Net asset value per common share	$21.36	$(0.28)	$21.08	$22.98	$(0.27)	$22.71
Distribution in excess of net investment income	$(29,628)	$(1,496)	$(31,124)	$(24,523)	$(1,249)	$(25,772)

	Nine Months Ended November 30, 2014
	As Previously Reported	Adjustments	As Revised
INCREASE FROM OPERATIONS
Net investment income	$6,843	$(58)	$6,785
Net increase in net assets from operations	8,360	(58)	8,302

Total increase in net assets	7,392	(58)	7,334
Net assets at beginning of period	114,924	(1,496)	113,428

Net assets at end of period	$122,316	$(1,554)	$120,762

Net asset value per common share	$22.74	$(0.29)	$22.45
Distribution in excess of net investment income	$(23,753)	$(1,554)	$(25,307)

	Six Months Ended August 31, 2014
	As Previously Reported	Adjustments	As Revised
INCREASE FROM OPERATIONS
Net investment income	$4,133	$23	$4,156
Net increase in net assets from operations	4,894	23	4,917

Total increase in net assets	4,894	23	4,917
Net assets at beginning of period	114,924	(1,496)	113,428

Net assets at end of period	$119,818	$(1,473)	$118,345

Net asset value per common share	$22.27	$(0.27)	$22.00
Distribution in excess of net investment income	$(25,494)	$(1,473)	$(26,967)

	Three Months Ended May 31, 2014
	As Previously Reported	Adjustments	As Revised
INCREASE FROM OPERATIONS
Net investment income	$2,061	$2	$2,063
Net increase in net assets from operations	1,758	2	1,760

Total increase in net assets	1,758	2	1,760
Net assets at beginning of period	114,924	(1,496)	113,428

Net assets at end of period	$116,682	$(1,494)	$115,188

Net asset value per common share	$21.69	$(0.28)	$21.41
Distribution in excess of net investment income	$(27,567)	$(1,494)	$(29,061)

Revised Consolidated Statements of Cash Flows

	Year Ended February 28, 2014			Year Ended February 28, 2013
	As Previously Reported	Adjustments	As Revised	As Previously Reported	Adjustments	As Revised
Operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,744	$(247)	$8,497	$14,602	$(558)	$14,044

Increase (decrease) in operating liabilities:
Management and incentive fees payable	(652)	247	(405)	1,624	558	2,182

	Nine Months Ended November 30, 2014
	As Previously Reported	Adjustments	As Revised
Operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,360	$(58)	$8,302

Increase (decrease) in operating liabilities:
Management and incentive fees payable	694	58	752

	Six Months Ended August 31, 2014
	As Previously Reported	Adjustments	As Revised
Operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,894	$23	$4,917

Increase (decrease) in operating liabilities:
Management and incentive fees payable	364	(23)	341

	Three Months Ended May 31, 2014
	As Previously Reported	Adjustments	As Revised
Operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,758	$2	$1,760

Increase (decrease) in operating liabilities:
Management and incentive fees payable	(208)	(2)	(210)

Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value. Per section 12(d)(1)(A) of the 1940 Act, the Company may not invest in another registered investment company such as, a money market fund if such investment would cause the Company to exceed any of the following limitations:

•	we were to own more than 3.0% of the total outstanding voting stock of the money market fund;

•	we were to hold securities in the money market fund having an aggregate value in excess of 5.0% of the value of our total assets; or

•	we were to hold securities in money market funds and other registered investment companies and BDCs having an aggregate value in excess of 10.0% of the value of our total assets.

Cash and Cash Equivalents, Reserve Accounts

Cash and cash equivalents, reserve accounts include amounts held in designated bank accounts in the form of cash and short-term liquid investments in money market funds representing payments received on secured investments or other reserved amounts associated with our $45.0 million senior secured revolving credit facility with Madison Capital Funding LLC. The Company is required to use these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the terms of the senior secured revolving credit facility.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which we own more than 25.0% of the voting securities or maintain greater than 50.0% of the board representation. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which we own between 5.0% and 25.0% of the voting securities. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments.

Investment Valuation

The Company accounts for its investments at fair value in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that its investments are to be sold at the statement of assets and liabilities date in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact.

Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved, in good faith, by our board of directors based on input from our Manager, the audit committee of our board of directors and a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	Each investment is initially valued by the responsible investment professionals of our Manager and preliminary valuation conclusions are documented and discussed with the senior management of our Manager; and

•	An independent valuation firm engaged by our board of directors reviews approximately one quarter of these preliminary valuations each quarter so that the valuation of each investment for which market quotes are not readily available is reviewed by the independent valuation firm at least annually.

In addition, all our investments are subject to the following valuation process:

•	The audit committee of our board of directors reviews each preliminary valuation and our Manager and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•	Our board of directors discusses the valuations and approves the fair value of each investment, in good faith, based on the input of our Manager, independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

Our investment in Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”) is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by our Manager and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO.

Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Derivative Financial Instruments

We account for derivative financial instruments in accordance with ASC Topic 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires recognizing all derivative instruments as either assets or liabilities on the consolidated statements of assets and liabilities at fair value. The Company values derivative contracts at the closing fair value provided by the counterparty. Changes in the values of derivative contracts are included in the consolidated statements of operations.

Investment Transactions and Income Recognition

Purchases and sales of investments and the related realized gains or losses are recorded on a trade-date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. Discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

Interest income on our investment in Saratoga CLO is recorded using the effective interest method in accordance with the provisions of ASC Topic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, (“ASC 325-40”), based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

Other Income

Other income includes dividends received, origination fees, structuring fees and advisory fees, and is recorded in income when earned.

Paid-in-Kind Interest

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We stop accruing PIK interest if we do not expect the issuer to be able to pay all principal and interest when due.

Deferred Debt Financing Costs

Financing costs incurred in connection with our credit facility are deferred and amortized using the straight line method over the life of their respective facilities. Financing costs incurred in connection with our SBA debentures are deferred and amortized using the effective yield method over the life of the debentures.

In April 2015, the FASB has issued Accounting Standards Update (“ASU”) No. 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). The amendments in this ASU require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this ASU. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015, and early adoption is allowed, and is to be applied on a retrospective basis. The Company has adopted the provisions of ASU 2015-03 as of February 28, 2015, by reclassifying deferred debt financing costs from within total assets to within total liabilities as a contra-liability. The adoption of the provisions of ASU 2015-03 did not materially impact the Company’s consolidated financial position or results of operations. Prior period amounts were reclassified to conform to the current period presentation.

Contingencies

In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

In the ordinary course of business, the Company may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Company.

Income Taxes

The Company has filed an election to be treated for tax purposes as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from federal income taxes. Therefore, no provision has been recorded for federal income taxes.

In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

ASC 740, Income Taxes, (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. During the fiscal year ended February 28, 2015, the Company did not incur any interest or penalties. Although we file federal and state tax returns, our major tax jurisdiction is federal. The 2012, 2013 and 2014 federal tax years for the Company remain subject to examination by the IRS. As of February 28, 2015 and February 28, 2014, there were no uncertain tax positions.

Dividends

Dividends to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the board of directors. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

We have adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of our dividend distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of the DRIP by the dividend record date will have their cash dividends automatically reinvested into additional shares of our common stock, rather than receiving the cash dividends. We have the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator.

Capital Gains Incentive Fee

The Company records an expense accrual on the consolidated statements of operations, relating to the capital gains incentive fee payable on the consolidated statements of assets and liabilities, by the Company to its investment adviser when the unrealized gains on its investments exceed all realized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual incentive fee payable to the Company’s investment adviser related to capital gains will be determined and payable in arrears at the end of each fiscal year and will include only realized capital gains for the period.

New Accounting Pronouncements

In February 2015, the FASB issued ASU 2015-02, Consolidation (ASC Topic 810): Amendments to the Consolidation Analysis (“ASU 2015-02”). ASU 2015-02 significantly changes the consolidation analysis required under GAAP and ends the deferral granted to investment companies from applying the variable interest entity guidance. ASU 2015-02 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015 and early adoption is permitted. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statements and disclosures.

In August 2014, the FASB issued new accounting guidance that requires management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. The amendments provide a definition of the term “substantial doubt” and include principles for considering the mitigating effect of management’s plans. The amendments also require an evaluation every reporting period, including interim periods for a period of one year after the date that the financial statements are issued (or available to be issued), and certain disclosures when substantial doubt is alleviated or not alleviated. The amendments in this update are effective for reporting periods ending after December 15, 2016. Management is currently evaluating the impact of adopting this new accounting guidance update on the company’s consolidated financial statement.

In June 2014, the FASB issued ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, (“ASU 2014-11”). ASU 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statement disclosures.

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim reporting periods beginning after December 15, 2016, and early application is not permitted. The Company is currently evaluating the impact this ASU will have on its consolidated financial statements.

Risk Management

In the ordinary course of its business, the Company manages a variety of risks, including market risk and credit risk. Market risk is the risk of potential adverse changes to the value of investments because of changes in market conditions such as interest rate movements and volatility in investment prices.

Credit risk is the risk of default or non-performance by portfolio companies, equivalent to the investment’s carrying amount.

The Company is also exposed to credit risk related to maintaining all of its cash and cash equivalents, including those in reserve accounts, at a major financial institution and credit risk related to any of its derivative counterparties.

The Company has investments in lower rated and comparable quality unrated high yield bonds and bank loans. Investments in high yield investments are accompanied by a greater degree of credit risk. The risk of loss due to default by the issuer is significantly greater for holders of high yield securities, because such investments are generally unsecured and are often subordinated to other creditors of the issuer.

Note 3. Investments

As noted above, the Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•	Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs used in the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 asset, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 and the 1940 Act (see Note 2). Consistent with our Company’s valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The following table presents fair value measurements of investments, by major class, as of February 28, 2015 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Syndicated loans	$—	$—	$18,302	$18,302
First lien term loans	—	—	145,207	145,207
Second lien term loans	—	—	35,603	35,603
Unsecured notes	—	—	4,230	4,230
Structured finance securities	—	—	17,031	17,031
Equity interest	—	—	20,165	20,165

Total	$—	$—	$240,538	$240,538

The following table presents fair value measurements of investments, by major class, as of February 28, 2014 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Syndicated loans	$—	$—	$32,390	$32,390
First lien term loans	—	—	110,278	110,278
Second lien term loans	—	—	27,804	27,804
Unsecured notes	—	—	5,471	5,471
Structured finance securities	—	—	19,570	19,570
Equity interest	—	—	10,332	10,332

Total	$—	$—	$205,845	$205,845

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended February 28, 2015 (dollars in thousands):

	Syndicated loans	First lien term loans	Second lien term loans	Unsecured notes	Structured finance securities	Common stock/ equities	Total
Balance as of February 28, 2014	$32,390	$110,278	$27,804	$5,471	$19,570	$10,332	$205,845
Net unrealized gains (losses)	(763)	(206)	(409)	(1,458)	(1,936)	2,829	(1,943)
Purchases and other adjustments to cost	56	83,456	18,667	217	—	4,221	106,617
Sales and redemptions	(13,461)	(42,445)	(10,522)	—	(603)	(6,226)	(73,257)
Net realized gain from investments	80	387	63	—	—	2,746	3,276
Transfers In/Out	—	(6,263)	—	—	—	6,263	—

Balance as of February 28, 2015	$18,302	$145,207	$35,603	$4,230	$17,031	$20,165	$240,538

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales and redemptions represent net proceeds received from investments sold, and principal paydowns received, during the period.

The net change in unrealized gain/(loss) for the year ended February 28, 2015 on investments held as of February 28, 2015 is ($1,456,791) and is included in net unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended February 28, 2014 (dollars in thousands):

	Syndicated loans	First lien term loans	Second lien term loans	Unsecured notes	Structured finance securities	Common stock/ equities	Total
Balance as of February 28, 2013	$—	$107,097	$9,571	$4,874	$25,517	$8,021	$155,080
Net unrealized gains (losses)	407	(354)	165	207	(3,558)	1,485	(1,648)
Purchases and other adjustments to cost	37,048	63,743	20,727	390	—	841	122,749
Sales and redemptions	(5,138)	(60,890)	(3,030)	—	(2,389)	(160)	(71,607)
Net realized gain (loss) from investments	73	682	371	—	—	145	1,271

Balance as of February 28, 2014	$32,390	$110,278	$27,804	$5,471	$19,570	$10,332	$205,845

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales and redemptions represent net proceeds received from investments sold, and principal paydowns received, during the period.

The net change in unrealized gain/(loss) for the year ended February 28, 2014 on investments held as of February 28, 2014 is $(1,767,285) and is included in net unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of February 28, 2015 were as follows (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range
Syndicated loans	18,302	Market Comparables	Third-Party Bid	93.6% - 100.4%
First lien term loans	145,206	Market Comparables	Market Yield (%)	5.8% - 17.7%
			EBITDA Multiples (x)	3.0x
			Third-Party Bid	79.3 - 105.0
Second lien term loans	35,603	Market Comparables	Market Yield (%)	8.5% - 15.0%
			Third-Party Bid	98.3% - 98.3%
Unsecured notes	4,230	Market Comparables	Market Yield (%)	13.2% - 20.3%
Structured finance securities	17,031	Discounted Cash Flow	Discount Rate (%)	12.0%
Equity interests	20,165	Market Comparables	EBITDA Multiples (x)	5.0x - 12.1x

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of February 28, 2014 were as follows (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range
Syndicated loans	$32,390	Market Comparables	Third-Party Bid	99.5 - 100.6
First lien term loans	110,278	Market Comparables	Market Yield (%)	5.1% - 42.5%
			EBITDA Multiples (x)	3.0x - 5.0x
			Third-Party Bid	83.3 - 107.5
Second lien term loans	27,804	Market Comparables	Market Yield (%)	9.6% - 12.5%
			Third-Party Bid	100.0 - 101.8
Unsecured notes	5,471	Market Comparables	Market Yield (%)	12.8% - 20.3%
Structured finance securities	19,570	Discounted Cash Flow	Discount Rate (%)	9.0%
Equity interests	10,332	Market Comparables	EBITDA Multiples (x)	6.3x - 12.0x

For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the EBITDA valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.

The composition of our investments as of February 28, 2015, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Syndicated loans	$18,658	7.8%	$18,302	7.6%
First lien term loans	144,959	60.8	145,207	60.3
Second lien term loans	35,748	15.0	35,603	14.8
Unsecured notes	7,366	3.1	4,230	1.8
Structured finance securities	15,953	6.7	17,031	7.1
Equity interest	15,774	6.6	20,165	8.4

Total	$238,458	100.0%	$240,538	100.0%

The composition of our investments as of February 28, 2014, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Syndicated loans	$31,982	15.8%	$32,390	15.7%
First lien term loans	112,039	55.6	110,278	53.6
Second lien term loans	27,540	13.6	27,804	13.5
Unsecured notes	7,149	3.5	5,471	2.7
Structured finance securities	16,556	8.2	19,570	9.5
Equity interest	6,556	3.3	10,332	5.0

Total	$201,822	100.0%	$205,845	100.0%

For loans and debt securities for which market quotations are not available, we determine their fair value based on third party indicative broker quotes, where available, or the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield valuation methodology. In applying the market yield valuation methodology, we determine the fair value based on such factors as market participant assumptions including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If, in our judgment, the market yield methodology is not sufficient or appropriate, we may use additional methodologies such as an asset liquidation or expected recovery model.

For equity securities of portfolio companies and partnership interests, we determine the fair value based on the market approach with value then attributed to equity or equity like securities using the enterprise value waterfall valuation methodology. Under the enterprise value waterfall valuation methodology, we determine the enterprise fair value of the portfolio company and then waterfall the enterprise value over the portfolio company’s securities in order of their preference relative to one another. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities. We also take into account historical and anticipated financial results.

Our investment in Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”) is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by our Manager and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. For the quarter ended November 30, 2013, in connection with the refinancing of the Saratoga CLO liabilities, we ran Intex models based on assumptions about the refinanced Saratoga CLO’s structure, including capital structure, cost of liabilities and reinvestment period. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO at February 28, 2015. The significant inputs for the valuation model include:

•	Default rates: 2.0%

•	Recovery rates: 35-75%

•	Prepayment rate: 25.0%

•	Reinvestment rate / price: L+375bps / $99.75

Note 4. Investment in Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”)

On January 22, 2008, we invested $30 million in all of the outstanding subordinated notes of GSC Investment Corp. CLO 2007, Ltd., a collateralized loan obligation fund managed by us that invests primarily in senior secured loans. Additionally, we entered into a collateral management agreement with GSC Investment Corp. CLO 2007, Ltd. pursuant to which we act as collateral manager to it. The Saratoga CLO was refinanced in October 2013 and its reinvestment period ends in October 2016. The Saratoga CLO remains 100% owned and managed by Saratoga Investment Corp. We receive a base management fee of 0.25% and a subordinated management fee of 0.25% of the Fee Basis Amount at the beginning of the Collection Period, paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20.0% of the remaining interest proceeds and principal proceeds, if any, after the subordinated notes have realized the incentive management fee target return of 12.0%, in accordance with the Priority of Payments after making the prior distributions on the relevant payment date. For the years ended February 28, 2015, February 28, 2014 and February 28, 2013, we accrued $1.5 million, $1.8 million, and $2.0 million in management fee income, respectively, and $2.7 million, $3.4 million, and $4.2 million in interest income, respectively, from Saratoga CLO. We did not accrue any amounts related to the incentive management fee as the 12.0% hurdle rate has not yet been achieved.

At February 28, 2015, the Company determined that the fair value of its investment in the subordinated notes of Saratoga CLO was $17.0 million. The Company determines the fair value of its investment in the subordinated notes of Saratoga CLO based on the present value of the projected future cash flows of the subordinated notes over the life of Saratoga CLO. At February 28, 2015, Saratoga CLO had investments with a principal balance of $296.9 million and a weighted average spread over LIBOR of 4.3%, and had debt with a principal balance of $282.4 million with a weighted average spread over LIBOR of 1.8%. As a result, Saratoga CLO earns a “spread” between the interest income it receives on its investments and the interest expense it pays on its debt and other operating expenses, which is distributed quarterly to the Company as the holder of its subordinated notes. At February 28, 2015, the total “spread”, or projected future cash flows of the subordinated notes, over the life of Saratoga CLO was $17.3 million, which had a present value of approximately $17.0 million, using a 12.0% discount rate.

At February 28, 2014, the Company determined that the fair value of its investment in the subordinated notes of Saratoga CLO was $19.6 million. The Company determines the fair value of its investment in the subordinated notes of Saratoga CLO based on the present value of the projected future cash flows of the subordinated notes over the life of Saratoga CLO. At February 28, 2014, Saratoga CLO had investments with a principal balance of $301.1 million and a weighted average spread over LIBOR of 1.8%, and had debt with a principal balance of $284.1 million with a weighted average spread over LIBOR of 1.8%. As a result, Saratoga CLO earns a “spread” between the interest income it receives on its investments and the interest expense it pays on its debt and other operating expenses, which is distributed quarterly to the Company as the holder of its subordinated notes. At February 28, 2014, the total “spread”, or projected future cash flows of the subordinated notes, over the life of Saratoga CLO was $24.9 million, which had a present value of approximately $20.2 million, using a 9.0% discount rate.

The separate audited financial statements of Saratoga CLO as of February 28, 2015 and 2014, pursuant to Rule 3-09 of SEC rules Regulation S-X, and for the twelve months ended February 28, 2015, 2014 and 2013, are presented on page S-1.

Note 5. Income Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

The Company owns 100.0% of Saratoga CLO, an exempted company incorporated in the Cayman Islands. For financial reporting purposes, the Saratoga CLO is not included as part of the consolidated financial statements. For federal income tax purposes, the Company has requested and received approval from the Internal Revenue Service to treat the Saratoga CLO as a disregarded entity. As such, for federal income tax purposes and for purposes of meeting the RIC qualification and diversification tests, the results of operations of the Saratoga CLO are included with those of the Company.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90.0% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As of February 28, 2015 and February 28, 2014, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to nondeductible excise tax, meals & entertainment, market discount, interest income with respect to the Saratoga CLO which is consolidated for tax purposes, and the tax character of distributions as follows (dollars in thousands):

	February 28, 2015	February 28, 2014
Accumulated net investment income/(loss)	$(299)	$(1,691)
Accumulated net realized gains (losses) on investments	593	1,691
Additional paid-in-capital	(294)	—

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended February 28, 2015 and February 28, 2014 was as follows (dollars in thousands):

	February 28, 2015	February 28, 2014
Ordinary Income	$2,157	$12,535
Capital gains	—	—
Return of capital	—	—

Total	$2,157	$12,535

For federal income tax purposes, as of February 28, 2015, the aggregate net unrealized depreciation for all securities is $3.6 million. The aggregate cost of securities for federal income tax purposes is $522.4 million.

For federal income tax purposes, as of February 28, 2014, the aggregate net unrealized depreciation for all securities is $0.04 million. The aggregate cost of securities for federal income tax purposes is $486.8 million.

At February 28, 2015 and February 28, 2014, the components of accumulated losses on a tax basis as detailed below differ from the amounts reflected per the Company’s consolidated statements of assets and liabilities by temporary book/tax differences primarily arising from the consolidation of the Saratoga CLO for tax purposes, market discount and original issue discount income, interest income accrual on defaulted bonds, write-off of investments, and amortization of organizational expenditures (dollars in thousands).

	February 28, 2015	February 28, 2014
Post October loss deferred	$(27,303)	$—
Accumulated capital losses	(32,308)	(64,101)
Other temporary differences	(2,684)	(304)
Undistributed ordinary income	10,578	963
Unrealized appreciation/(depreciation)	(3,662)	(41)

Total components of accumulated losses	$(55,379)	$(63,483)

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Company’s next taxable year. For the year ended February 28, 2015, the Company will elect to defer $27.3 million of current year post-October losses.

The Company has incurred capital losses of $19.3, $13.0 million for the years ended February 28, 2011 and 2010. Such capital losses will be available to offset future capital gains if any and if unused, will expire on February 28, 2019, 2018.

The Company utilized $4.3 million of capital loss carryovers and $27.4 million of Post RIC-modernization act capital loss carryovers.

At February 28, 2015 and February 28, 2014, the Company had a short term capital loss of $0 million and $11.2 million, respectively, and a long-term capital loss of $0 million and $16.3 million, respectively, available to offset future capital gains. Post RIC-modernization act losses are deemed to arise on the first day of the fund’s following fiscal year and there is no expiration for these losses.

The Company is subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. Depending on the level of Investment Company Taxable Income (“ICTI”) earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI. For the calendar year ended December 31, 2014, the Company did not distribute at least 98% of its ordinary income and 98.2% of its capital gains and subsequently paid $293,653 in federal excise taxes.

Management has analyzed the Company’s tax positions taken on federal income tax returns for all open years (fiscal years 2011-2015), and has concluded that no provision for uncertain income tax positions is required in the Company’s financial statements.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted, and the provisions with the Modernization Act are effective for the Company for the year ended February 29, 2012. The Modernization Act is the first major piece of legislation affecting RICs since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Note 6. Agreements and-Related Party Transactions

On July 30, 2010, the Company entered into the Management Agreement with our Manager. The initial term of the Management Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. On July 10, 2014, our board of directors approved the renewal of the Management Agreement for an additional one-year term. Pursuant to the Management Agreement, our Manager implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. Our Manager is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investments transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay our Manager a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee of 1.75% is calculated based on the average value of our gross assets (other than cash or cash equivalents, but including assets purchased with borrowed funds) at the end of the two most recently completed fiscal quarters, and appropriately adjusted for any share issuances or repurchases during the applicable fiscal quarter.

The incentive fee consists of the following two parts:

The first, payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, that exceeds a 1.875% quarterly (7.5% annualized) hurdle rate measured as of the end of each fiscal quarter, subject to a “catch-up” provision. Under this provision, in any fiscal quarter, our Manager receives no incentive fee unless our pre-incentive fee net investment income exceeds the hurdle rate of 1.875%. Our Manager will receive 100.0% of pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter (9.376% annualized); and 20.0% of the amount of the our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized).

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Management Agreement) and equals 20.0% of our “incentive fee capital gains,” which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Importantly, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and our Manager will be entitled to 20.0% of incentive fee capital gains that arise after May 31, 2010. In addition, for the purpose of the “incentive fee capital gains” calculations, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date.

For the years ended February 28, 2015, February 28, 2014 and February 28, 2013, we incurred $4.2 million, $3.3 million and $2.1 million in base management fees, respectively. For the years ended February 28, 2015, February 28, 2014 and February 28, 2013, we incurred $2.2 million, $1.0 million and $1.0 million in incentive fees related to pre-incentive fee net investment income. For the year ended February 28, 2015, we accrued of $0.3 million in incentive fees related to capital gains. For the year ended February 28, 2014, there was a reduction of $0.1 million in incentive fees related to capital gains. For the year ended February 28, 2013, we accrued $1.6 million in incentive management fees related to capital gains. The accrual is calculated using both realized and unrealized capital gains for the period. The actual incentive fee related to capital gains will be determined and payable in arrears at the end of the fiscal year and will include only realized capital gains for the period. As of February 28, 2015, the base management fees accrual was $1.0 million and the incentive fees accrual was $4.8 million and is included in base management and incentive fees payable in the accompanying consolidated statements of assets and liabilities. As of February 28, 2014, the base management fees accrual was $0.9 million and the incentive fees accrual was $4.5 million and is included in base management and incentive fees payable in the accompanying consolidated statements of assets and liabilities.

On July 30, 2010, the Company entered into a separate administration agreement (the “Administration Agreement”) with our Manager, pursuant to which our Manager, as our administrator, has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide managerial assistance on our behalf to those portfolio companies to which we are required to provide such assistance. The initial term of the Administration Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. The amount of expenses payable or reimbursable thereunder by the Company is capped at $1.0 million for the initial two year term of the administration agreement. On July 10, 2014, our board of directors approved the renewal of the Administration Agreement for an additional one-year term and determined to maintain the cap on the payment or reimbursement of expenses by the Company thereunder to $1.0 million for the additional one-year term.

For the years ended February 28, 2015, February 28, 2014 and February 28, 2013, we recognized $1.0 million, $1.0 million and $1.0 million, in administrator expenses for the periods, respectively, pertaining to bookkeeping, record keeping and other administrative services provided to us in addition to our allocable portion of rent and other overhead related expenses. As of February 28, 2015, $0.4 million of administrator expenses were accrued and included in due to manager in the accompanying consolidated statements of assets and liabilities. As of February 28, 2014, $0.4 million of administrator expenses were accrued and included in due to manager in the accompanying consolidated statements of assets and liabilities. For the years ended February 28, 2015, 2014 and 2013, the Company bought investments fair valued at $0.0 million, $0.3 million, and $0.0 million, respectively, from the Saratoga CLO and sold no investments to related parties.

Note 7. Borrowings

Credit Facility

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

On April 11, 2007, we entered into a $100.0 million revolving securitized credit facility (the “Revolving Facility”). On May 1, 2007, we entered into a $25.7 million term securitized credit facility (the “Term Facility” and, together with the Revolving Facility, the “Facilities”), which was fully drawn at closing. In December 2007, we consolidated the Facilities by using a draw under the Revolving Facility to repay the Term Facility. In response to the market wide decline in financial asset prices, which negatively affected the value of our portfolio, we terminated the revolving period of the Revolving Facility effective January 14, 2009 and commenced a two-year amortization period during which all principal proceeds from the collateral was used to repay outstanding borrowings. A significant percentage of our total assets had been pledged under the Revolving Facility to secure our obligations thereunder. Under the Revolving Facility, funds were borrowed from or through certain lenders and interest was payable monthly at the greater of the commercial paper rate and our lender’s prime rate plus 4.00% plus a default rate of 2.00% or, if the commercial paper market was unavailable, the greater of the prevailing LIBOR rates and our lender’s prime rate plus 6.00% plus a default rate of 3.00%.

In March 2009, we amended the Revolving Facility to increase the portion of the portfolio that could be invested in “CCC” rated investments in return for an increased interest rate and expedited amortization. As a result of these transactions, we expected to have additional cushion under our borrowing base under the Revolving Facility that would allow us to better manage our capital in times of declining asset prices and market dislocation.

On July 30, 2009, we exceeded the permissible borrowing limit under the Revolving Facility for 30 consecutive days, resulting in an event of default under the Revolving Facility. As a result of this event of default, our lender had the right to accelerate repayment of the outstanding indebtedness under the Revolving Facility and to foreclose and liquidate the collateral pledged thereunder. Acceleration of the outstanding indebtedness and/or liquidation of the collateral could have had a material adverse effect on our liquidity, financial condition and operations.

On July 30, 2010, we used the net proceeds from (i) the stock purchase transaction and (ii) a portion of the funds available to us under the $45.0 million senior secured revolving credit facility (the “Credit Facility”) with Madison Capital Funding LLC, in each case, described in “Note 14. Recapitalization Transaction” below, to pay the full amount of principal and accrued interest, including default interest, outstanding under the Revolving Facility. As a result, the Revolving Facility was terminated in connection therewith. Substantially all of our total assets, other than those held by SBIC LP, have been pledged under the Credit Facility to secure our obligations thereunder.

On February 24, 2012, we amended our senior secured revolving credit facility with Madison Capital Funding LLC to, among other things:

•	expand the borrowing capacity under the credit facility from $40.0 million to $45.0 million;

•	extend the period during which we may make and repay borrowings under the credit facility from July 30, 2013 to February 24, 2015 (the “Revolving Period”). The Revolving Period may upon the occurrence of an event of default, by action of the lenders or automatically. All borrowings and other amounts payable under the credit facility are due and payable five years after the end of the Revolving Period; and

•	remove the condition that we may not acquire additional loan assets without the prior written consent of Madison Capital Funding LLC.

On September 17, 2014, we entered into a second amendment to the Revolving Facility with Madison Capital Funding LLC to, among other things:

•	extend the commitment termination date from February 24, 2015 to September 17, 2017;

•	extend the maturity date of the Revolving Facility from February 24, 2020 to September 17, 2022 (unless terminated sooner upon certain events);

•	reduce the applicable margin rate on base rate borrowings from 4.50% to 3.75%, and on LIBOR borrowings from 5.50% to 4.75%; and

•	reduce the floor on base rate borrowings from 3.00% to 2.25%; and on LIBOR borrowings from 2.00% to 1.25%.

As of February 28, 2015, there was $9.6 million outstanding under the Credit Facility and the Company was in compliance with all of the limitations and requirements of the Credit Facility. $2.7 million of financing costs related to the Credit Facility have been capitalized and are being amortized over the term of the facility. For the years ended February 28, 2015, February 28, 2014 and February 28, 2013, we recorded $0.9 million, $1.0 million and $2.0 million of interest expense, respectively. For the years ended February 28, 2015, February 28, 2014 and February 28, 2013, we recorded $0.3 million, $0.4 million and $0.4 million of amortization of deferred financing costs related to the Credit Facility and Revolving Facility, respectively. The interest rates during the years ended February 28, 2015, February 28, 2014 and February 28, 2013 on the outstanding borrowings under the Credit Facility were 6.00%, 7.50% and 7.50%, respectively.

The Credit Facility contains limitations as to how borrowed funds may be used, such as restrictions on industry concentrations, asset size, weighted average life, currency denomination and collateral interests. The Credit Facility also includes certain requirements relating to portfolio performance, the violation of which could result in the limit of further advances and, in some cases, result in an event of default, allowing the lenders to accelerate repayment of amounts owed thereunder. The Credit Facility has an eight year term, consisting of a three year period (the “Revolving Period”), under which the Company may make and repay borrowings, and a final maturity five years from the end of the Revolving Period. Availability on the Credit Facility will be subject to a borrowing base calculation, based on, among other things, applicable advance rates (which vary from 50.0% to 75.0% of par or fair value depending on the type of loan asset) and the value of certain “eligible” loan assets included as part of the Borrowing Base. Funds may be borrowed at the greater of the prevailing LIBOR rate and 2.00%, plus an applicable margin of 5.50%. At the Company’s option, funds may be borrowed based on an alternative base rate, which in no event will be less than 3.00%, and the applicable margin over such alternative base rate is 4.50%. In addition, the Company will pay the lenders a commitment fee of 0.75% per year on the unused amount of the Credit Facility for the duration of the Revolving Period.

Our borrowing base under the Credit Facility was $36.3 million subject to the Credit Facility cap of $45.0 million at February 28, 2015. For purposes of determining the borrowing base, most assets are assigned the values set forth in our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC. Accordingly, the February 28, 2015 borrowing base relies upon the valuations set forth in the Quarterly Report on Form 10-Q for the quarter ended November 30, 2014. The valuations presented in this Annual Report on Form 10-K will not be incorporated into the borrowing base until after this Annual Report on Form 10-K is filed with the SEC.

SBA Debentures

SBIC LP is able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid in and is subject to customary regulatory requirements including but not limited to an examination by the SBA. As of February 28, 2015, we have funded SBIC LP with $59.3 million of equity capital, and have $79.0 million of SBA-guaranteed debentures outstanding. SBA debentures are non-recourse to us, have a 10-year maturity, and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. SBA current regulations limit the amount that SBIC LP may borrow to a maximum of $150.0 million, which is up to twice its potential regulatory capital.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, an SBIC must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBIC LP is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that SBIC LP will receive SBA guaranteed debenture funding, which is dependent upon SBIC LP continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to SBIC LP’s assets over our stockholders and debtholders in the event we liquidate SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC LP upon an event of default.

The Company received exemptive relief from the Securities and Exchange Commission to permit it to exclude the debt of SBIC LP guaranteed by the SBA from the definition of senior securities in the 200.0% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200.0% asset coverage test by permitting it to borrow up to $150.0 million more than it would otherwise be able to absent the receipt of this exemptive relief.

As of February 28, 2015 and February 28, 2014, there was $79.0 million and $50.0 million outstanding of SBA debentures, respectively. The carrying amount of the amount outstanding of SBA debentures approximates its fair value. $3.0 million of financing costs related to the SBA debentures have been capitalized and are being amortized over the term of the commitment and drawdown. For the years ended February 28, 2015 and February 28, 2014, we recorded $2.0 million and $1.3 million of interest expense related to the SBA debentures, respectively. For the years ended February 28, 2015 and February 28, 2014, we recorded $0.3 million and $0.2 million of amortization of deferred financing costs related to the SBA debentures, respectively. The weighted average interest rate during the years ended February 28, 2015 and February 28, 2014 on the outstanding borrowings of the SBA debentures was 2.93% and 3.03%, respectively.

Notes

On May 10, 2013, the Company issued $42.0 million in aggregate principal amount of 7.50% fixed-rate notes due 2020 (the “Notes”). The Notes will mature on May 31, 2020, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after May 31, 2016. Interest will be payable quarterly beginning August 15, 2013.

On May 17, 2013, the Company closed an additional $6.3 million in aggregate principal amount of the Notes, pursuant to the full exercise of the underwriters’ option to purchase additional Notes.

As of February 28, 2015, the carrying amount and fair value of the Notes was $48.3 million and $49.8 million, respectively. The fair value of the Notes, which are publicly traded, is based upon closing market quotes as of the measurement date and would be classified as a level 1 liability within the fair value hierarchy. As of February 28, 2015, $2.5 million of financing costs related to the Notes have been capitalized and are being amortized over the term of the Notes. For the year ended February 28, 2015, we recorded $3.6 million of interest expense and $0.3 million of amortization of deferred financing costs related to the Notes.

Note 8. Commitments and contingencies

Contractual obligations

The following table shows our payment obligations for repayment of debt and other contractual obligations at February 28, 2015:

		Payment Due by Period
	Total	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
($ in thousands)
Long-Term Debt Obligations	$136,900	$—	$—	$—	$136,900

Off-balance sheet arrangements

The Company’s off-balance sheet arrangements consisted of $11.2 million and $12.2 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of February 28, 2015 and 2014, respectively. Such commitments are generally up to the Company’s discretion to approve, or the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company’s Consolidated Statement of Assets and Liabilities and are not reflected in the Company’s Consolidated Statements of Assets and Liabilities.

A summary of the composition of the unfunded commitments as of February 28, 2015 and 2014 is shown in the table below (dollars in thousands):

	As of
	February 28, 2015	February 28, 2014
Bristol Hospice, LLC	$7,500	$7,500
HMN Holdco, LLC	2,400	—
Avionte Holdings, LLC	1,000	1,000
Knowland Technology Holdings, L.L.C.	300	—
Easy Ice, LLC	—	3,000
Oceans Acquisition, Inc.	—	500
Community Investors, Inc.	—	167

Total	$11,200	$12,167

Note 9. Directors Fees

The independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the Audit Committee receives an annual fee of $5,000 and the chairman of each other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons” of the Company (as such term is defined in the 1940 Act). For the years ended February 28, 2015, February 28, 2014, and February 28, 2013, we accrued $0.2 million, $0.2 million, and $0.2 million for directors’ fees expense, respectively. As of February 28, 2015 and February 28, 2014, $0.02 million and $0.05 million in directors’ fees expense were unpaid and included in accounts payable and accrued expenses in the consolidated statements of assets and liabilities. As of February 28, 2015, we had not issued any common stock to our directors as compensation for their services.

Note 10. Stockholders’ Equity

On May 16, 2006, GSC Group, Inc. capitalized the LLC, by contributing $1,000 in exchange for 67 shares, constituting all of the issued and outstanding shares of the LLC.

On March 20, 2007, the Company issued 95,995.5 and 8,136.2 shares of common stock, priced at $150.00 per share, to GSC Group and certain individual employees of GSC Group, respectively, in exchange for the general partnership interest and a limited partnership interest in GSC Partners CDO III GP, LP, collectively valued at $15.6 million. At this time, the 6.7 shares owned by GSC Group in the LLC were exchanged for 6.7 shares of the Company.

On March 28, 2007, the Company completed its IPO of 725,000 shares of common stock, priced at $150.00 per share, before underwriting discounts and commissions. Total proceeds received from the IPO, net of $7.1 million in underwriter’s discount and commissions, and $1.0 million in offering costs, were $100.7 million.

On November 13, 2009, we declared a dividend of $18.25 per share payable on December 31, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $2.50 per share. Based on shareholder elections, the dividend consisted of $2.1 million in cash and 864,872.5 of newly issued shares of common stock.

On July 30, 2010, our Manager and its affiliates purchased 986,842 shares of common stock at $15.20 per share. Total proceeds received from this sale were $15.0 million. See “Note 14. Recapitalization Transaction.”

On August 12, 2010, we effected a one-for-ten reverse stock split of our outstanding common stock. As a result of the reverse stock split, every ten shares of our common stock were converted into one share of our common stock. Any fractional shares received as a result of the reverse stock split were redeemed for cash. The total cash payment in lieu of shares was $230. Immediately after the reverse stock split, we had 2,680,842 shares of our common stock outstanding.

On November 12, 2010, we declared a dividend of $4.40 per share payable on December 29, 2010. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $1.2 million or $0.44 per share. Based on shareholder elections, the dividend consisted of approximately $1.2 million in cash and 596,235 shares of common stock.

On November 15, 2011, we declared a dividend of $3.00 per share payable on December 30, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.0 million or $0.60 per share. Based on shareholder elections, the dividend consisted of approximately $2.0 million in cash and 599,584 shares of common stock.

On November 9, 2012, the Company declared a dividend of $4.25 per share payable on December 31, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $3.3 million or $0.85 per share. Based on shareholder elections, the dividend consisted of approximately $3.3 million in cash and 853,455 shares of common stock.

On October 30, 2013, the Company declared a dividend of $2.65 per share payable on December 27, 2013. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.5 million or $0.53 per share. Based on shareholder elections, the dividend consisted of approximately $2.5 million in cash and 649,500 shares of common stock.

On September 24, 2014, the Company declared a dividend of $0.18 per share payable on November 28, 2014. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to the Company’s DRIP. Based on shareholder elections, the dividend consisted of approximately $0.6 million in cash and 22,283 newly issued shares of common stock.

On September 24, 2014, the Company declared a dividend of $0.22 per share payable on February 27, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.8 million in cash and 26,858 newly issued shares of common stock.

On September 24, 2014, the Company announced the approval of an open market share repurchase plan that allows it to repurchase up to 200,000 shares of its common stock at prices below its NAV as reported in its then most recently published financial statements. As of February 28, 2015, the Company had not purchased any shares of common stock pursuant to this repurchase plan.

Note 11. Earnings Per Share

In accordance with the provisions of FASB ASC 260, “Earnings per Share” (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following information sets forth the computation of the weighted average basic and diluted net decrease in net assets per share from operations for the years ended February 28, 2015, February 28, 2014, and February 28, 2013 (dollars in thousands except share and per share amounts):

Basic and diluted	February 28, 2015	February 28, 2014	February 28, 2013
Net increase in net assets from operations	$11,007	$8,497	$14,044
Weighted average common shares outstanding	5,385,049	4,920,517	4,110,484
Earnings per common share-basic and diluted	$2.04	$1.73	$3.42

Note 12. Dividend

On September 24, 2014, the Company declared a dividend of $0.22 per share payable on February 27, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to the Company’s DRIP. Based on shareholder elections, the dividend consisted of approximately $0.8 million in cash and 26,858 newly issued shares of common stock, or 0.5% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $14.97 per share, which equaled the volume weighted average trading price per share of the common stock on February 13, 17, 18, 19, 20, 23, 24, 25, 26 and 27, 2015.

On September 24, 2014, the Company declared a dividend of $0.18 per share payable on November 28, 2014. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to the Company’s DRIP. Based on shareholder elections, the dividend consisted of approximately $0.6 million in cash and 22,283 newly issued shares of common stock, or 0.4% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $14.37 per share, which equaled the volume weighted average trading price per share of the common stock on November 14, 17, 18, 19, 20, 21, 24, 25, 26 and 28, 2014.

On October 30, 2013, the Company declared a dividend of $2.65 per share payable on December 27, 2013. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.5 million or $0.53 per share. This dividend was declared in reliance on certain private letter rulings issued by the IRS concluding that a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution.

Based on shareholder elections, the dividend consisted of approximately $2.5 million in cash and 649,500 shares of common stock, or 13.7% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.439 per share, which equaled the volume weighted average trading price per share of the common stock on December 11, 13, and 16, 2013.

On November 9, 2012, the Company declared a dividend of $4.25 per share payable on December 31, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $3.3 million or $0.85 per share.

Based on shareholder elections, the dividend consisted of approximately $3.3 million in cash and 853,455 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.444 per share, which equaled the volume weighted average trading price per share of the common stock on December 14, 17, and 19, 2012.

On November 15, 2011, we declared a dividend of $3.00 per share payable on December 30, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.0 million or $0.60 per share.

Based on shareholder elections, the dividend consisted of approximately $2.0 million in cash and 599,584 shares of common stock, or 18.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.1171 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2011.

On November 12, 2010, we declared a dividend of $4.40 per share payable on December 23, 2010. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $1.2 million or $0.44 per share.

Based on shareholder elections, the dividend consisted of approximately $1.2 million in cash and 596,235 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 10.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $17.8049 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2010. The financial statements for the period ended November 30, 2010 have been retroactively adjusted to reflect the increase in common stock as a result of the dividend in accordance with the provisions of ASC 505-20-S50 regarding disclosure of a capital structure change after the interim balance sheet but before the release of the financial statements.

The following tables summarize dividends declared during the years ended February 28, 2015, February 28, 2014, February 28, 2013, February 29, 2012 and February 28, 2011 (dollars in thousands except per share amounts):

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
September 24, 2014	October 30, 2014	November 28, 2014	$0.18	$968
September 24, 2014	January 29, 2015	February 27, 2015	$0.22	$1,189

Total dividends declared			$0.40	$2,157

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
October 30, 2013	November 13, 2013	December 27, 2013	$2.65	$12,535

Total dividends declared			$2.65	$12,535

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
November 9, 2012	November 20, 2012	December 31, 2012	$4.25	$16,476

Total dividends declared			$4.25	$16,476

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
November 15, 2011	November 25, 2011	December 30, 2011	$3.00	$9,831

Total dividends declared			$3.00	$9,831

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
November 12, 2010	November 19, 2010	December 29, 2010	$4.40	$11,796

Total dividends declared			$4.40	$11,796

*	Amount per share is calculated based on the number of shares outstanding at the date of declaration.

Note 13. Financial Highlights –

The following is a schedule of financial highlights for the years ended February 28, 2015, February 28, 2014, February 28, 2013, February 29, 2012, and February 28, 2011:

	February 28, 2015	February 28, 2014	February 28, 2013	February 29, 2012	February 28, 2011
Per share data:
Net asset value at beginning of period	$21.08	$22.71	$24.94	$26.20	$32.75
Net investment income(1)	1.80	1.80	1.57	1.52	2.06
Net realized and unrealized gains and losses on investments and derivatives	0.24	(0.07)	1.85	2.21	4.80

Net increase in net assets from operations	2.04	1.73	3.42	3.73	6.86
Distributions declared from net investment income	(0.40)	(2.65)	(4.25)	(3.00)	(4.40)
Distributions declared from net realized capital gains	—	—	—	—	—

Total distributions to stockholders	(0.40)	(2.65)	(4.25)	(3.00)	(4.40)
Dilution(5)	(0.02)	(0.71)	(1.40)	(1.99)	(9.01)
Net asset value at end of period	$22.70	$21. 08	$22.71	$24.94	$26.20
Net assets at end of period	$122,598,742	$113,427,929	$107,437,874	$96,689,122	$85,844,605
Shares outstanding at end of period	5,401,899	5,379,616	4,730,116	3,876,661	3,277,077
Per share market value at end of period	$15.76	$15.85	$17.02	$15.88	$17.58
Total return based on market value(2)	1.63%	9.11%	36.67%	12.82%	38.25%
Total return based on net asset value(3)	10.09%	8.75%	16.12%	16.98%	(0.07)%
Ratio/Supplemental data:
Ratio of net investment income to average, net assets(4)	8.11%	7.97%	6.26%	5.64%	6.58%
Ratio of operating expenses to average net assets(4)	6.52%	6.28%	5.22%	5.66%	12.02%
Ratio of incentive management fees to average net assets	2.14%	0.84%	2.52%	1.85%	2.75%
Ratio of credit facility related expenses to average net assets	6.19%	5.46%	2.46%	1.40%	3.42%
Ratio of total expenses to average net assets(4)	14.85%	12.59%	10.19%	8.91%	11.99%
Portfolio turnover rate(6)	31.28%	37.82%	17.30%	36.34%	10.14%

As described in Note 2 to the consolidated financial statements and notes thereto, we identified errors that impacted the years ended February 28, 2014, February 28, 2013, February 29, 2012 and February 28, 2011. The corrections for the errors, which we have concluded are immaterial to all prior period consolidated financial statements, are reflected in the consolidated financial statements and selected financial data included in this Form 10-K.

(1)	Net investment income per share is calculated using the weighted average shares outstanding during the period. Net investment income excluding expense waiver and reimbursement equals $2.05 per share for the year ended February 28, 2011.
(2)	Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.
(3)	Total investment return is calculated assuming a purchase of common shares at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)	For the year ended February 28, 2011, net of the expense waiver and reimbursement arrangement, the ratio of net investment income, operating expenses, total expenses to average net assets is 6.24%, 12.36%, and 12.33%, respectively.
(5)	Represents the dilutive effect of issuing common stock below net asset value per share during the period pursuant to the Company’s dividend reinvestment plan in connection with the satisfaction of the Company’s annual RIC distribution requirement. See Note 12, Dividend.
(6)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value.

Note 14. Selected Quarterly Data (Unaudited)

	2015
($ in thousands, except per share numbers)	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Interest and related portfolio income	$7,451	$7,305	$6,475	$6,144
Net investment income	2,889	2,629	2,093	2,063
Net realized and unrealized gain (loss)	(184)	756	1,064	(303)
Net increase in net assets resulting from operations	2,705	3,385	3,157	1,760
Net investment income per common share at end of each quarter	$0.50	$0.49	$0.39	$0.38
Net realized and unrealized gain (loss) per common share at end of each quarter	$(0.03)	$0.14	$0.20	$(0.06)
Dividends declared per common share	$0.22	$0.18	$—	$—
Net asset value per common share	$22.70	$22.45	$22.00	$21.41

	2014
($ in thousands, except per share numbers)	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Interest and related portfolio income	$5,687	$5,801	$5,388	$6,018
Net investment income	1,525	2,407	2,629	2,313
Net realized and unrealized gain (loss)	2,236	(1,630)	(2,313)	1,330
Net increase (decrease) in net assets resulting from operations	3,761	777	316	3,644
Net investment income per common share at end of each quarter	$0.28	$0.50	$0.56	$0.49
Net realized and unrealized gain (loss) per common share at end of each quarter	$0.42	$(0.34)	$(0.49)	$0.28
Dividends declared per common share	$—	$2.65	$—	$—
Net asset value per common share	$21.08	$20.39	$23.55	$23.48

	2013
($ in thousands, except per share numbers)	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Interest and related portfolio income	$5,191	$4,034	$4,163	$3,619
Net investment income	1,779	2,343	1,179	1,169
Net realized and unrealized gain (loss)	3,843	(1,744)	3,557	1,918
Net increase in net assets resulting from operations	5,623	599	4,735	3,087
Net investment income per common share at end of each quarter	$0.38	$0.59	$0.30	$0.30
Net realized and unrealized gain (loss) per common share at end of each quarter	$0.81	$(0.44)	$0.92	$0.49
Dividends declared per common share	$—	$4.25	$—	$—
Net asset value per common share	$22.71	$21.52	$26.96	$25.74

As described in Note 2 to the consolidated financial statements and notes thereto, we identified errors that impacted the years ended February 28, 2014, February 28, 2013, February 29, 2012 and February 28, 2011. The corrections for the errors, which we have concluded are immaterial to all prior period consolidated financial statements, are reflected in the consolidated financial statements and selected financial data included in this Form 10-K.

Note 15. Subsequent Events

On May 14, 2015, the Company announced that its Board of Directors has declared a special dividend to shareholders of $1.00 per share, payable on June 5, 2015 to all stockholders of record at the close of business on May 26, 2015. Shareholders will have the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to the Company’s DRIP.

On April 9, 2015, the Company declared a dividend of $0.27 per share payable for the fiscal quarter ended February 28, 2015, payable on May 29, 2015 to all stockholders of record at the close of business on May 4, 2015. Shareholders will have the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to the Company’s dividend reinvestment plan.

On April 2, 2015, the SBA issued a “green light” or “go forth” letter inviting us to continue our application process to obtain a license to form and operate its second SBIC subsidiary. If approved, a second SBIC license would provide us an incremental source of long-term capital by permitting us to issue $75 million of additional SBA-guaranteed debentures in addition to the $150 million already approved under the first license. Receipt of a green light letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license and we have received no assurance or indication from the SBA that it will receive an SBIC license, or of the timeframe in which it would receive a license, should one be granted.

INDEX TO OTHER FINANCIAL STATEMENTS

Saratoga Investment Corp. CLO 2013-1, Ltd.

IMPORTANT NOTE

In accordance with certain SEC rules, Saratoga Investment Corp. (the “Company”) is providing additional information regarding one of its portfolio companies, Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”). The Company owns 100% of the subordinated notes of the Saratoga CLO. The additional financial information regarding the Saratoga CLO does not directly impact the Company’s financial position, results of operations or cash flows.

S-1

Report of Independent Auditors

The Collateral Manager and Directors,

Saratoga Investment Corp. CLO 2013-1, Ltd.

We have audited the accompanying financial statements of Saratoga Investment Corp. CLO 2013-1, Ltd., which comprise the statements of assets and liabilities, as of February 28, 2015 and February 28, 2014, including the schedules of investments, and the statements of operations, changes in net assets and cash flows for the years ended February 28, 2015, February 28, 2014 and February 28, 2013, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Saratoga Investment Corp. CLO 2013-1, Ltd. at February 28, 2015 and February 28, 2014, and the results of its operations, changes in its net assets and its cash flows for the years ended February 28, 2015, February 28, 2014 and February 28, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young

May 20, 2015

New York, NY

S-2

Saratoga Investment Corp. CLO 2013-1, Ltd.

Statements of Assets and Liabilities

	As of
	February 28, 2015	February 28, 2014
ASSETS
Investments
Fair value loans (amortized cost of $295,193,588 and $299,137,566, respectively)	$294,621,817	$300,491,077
Fair value other/structured finance securities (amortized cost of $2,566,752 and $0, respectively)	617,451	—

Total investments at fair value (amortized cost of $297,760,340 and $299,137,566, respectively)	295,239,268	300,491,077
Cash and cash equivalents	5,831,797	8,018,933
Receivable from open trades	2,119,687	1,801,266
Interest receivable	1,290,637	1,450,952
Other assets	—	91,336

Total assets	$304,481,389	$311,853,564

LIABILITIES
Interest payable	$631,886	$622,476
Payable from open trades	5,214,331	9,445,000
Accrued base management fee	85,957	75,053
Accrued subordinated management fee	85,957	75,053
Class X Notes—SIC CLO 2013-1, Ltd.	—	1,666,666
Class A-1 Notes—SIC CLO 2013-1, Ltd.	170,000,000	170,000,000
Discount on Class A-1 Notes—SIC CLO 2013-1, Ltd.	(1,495,802)	(1,671,864)
Class A-2 Notes—SIC CLO 2013-1, Ltd.	20,000,000	20,000,000
Discount on Class A-2 Notes—SIC CLO 2013-1, Ltd.	(155,050)	(173,300)
Class B Notes—SIC CLO 2013-1, Ltd.	44,800,000	44,800,000
Discount on Class B Notes — SIC CLO 2013-1, Ltd.	(1,007,205)	(1,125,757)
Class C Notes—SIC CLO 2013-1, Ltd.	16,000,000	16,000,000
Discount on Class C Notes—SIC CLO 2013-1, Ltd.	(627,091)	(700,902)
Class D Notes—SIC CLO 2013-1, Ltd.	14,000,000	14,000,000
Discount on Class D Notes — SIC CLO 2013-1, Ltd.	(814,013)	(909,825)
Class E Notes—SIC CLO 2013-1, Ltd.	13,100,000	13,100,000
Discount on Class E Notes—SIC CLO 2013-1, Ltd.	(1,534,650)	(1,715,285)
Class F Notes—SIC CLO 2013-1, Ltd.	4,500,000	4,500,000
Discount on Class F Notes—SIC CLO 2013-1, Ltd.	(558,180)	(623,880)
Deferred debt financing costs, SIC CLO 2013-1, Ltd. Notes	(1,941,595)	(2,166,633)
Subordinated Notes	30,000,000	30,000,000

Total liabilities	$310,284,545	$315,196,802

Commitments and contingencies (See Note 6)
NET ASSETS
Ordinary equity, par value $1.00, 250 ordinary shares authorized, 250 and 250 issued and outstanding, respectively	$250	$250
Accumulated gain/(loss)	(3,343,488)	838,567
Net loss	(2,459,918)	(4,182,055)

Total net assets	(5,803,156)	(3,343,238)

Total liabilities and net assets	$304,481,389	$311,853,564

See accompanying notes to financial statements.

S-3

Saratoga Investment Corp. CLO 2013-1, Ltd.

Statements of Operations

	For the year ended February 28, 2015	For the year ended February 28, 2014	For the year ended February 28, 2013
INVESTMENT INCOME
Interest from investments	$13,091,019	$15,486,413	$19,328,855
Interest from cash and cash equivalents	1,446	6,792	16,587
Other income	188,180	945,441	967,991

Total investment income	13,280,645	16,438,646	20,313,433

EXPENSES
Interest expense	9,635,136	11,678,514	15,613,003
Professional fees	219,293	433,073	417,086
Miscellaneous fee expense	34,303	175,283	133,794
Base management fee	760,102	517,563	400,014
Subordinated management fee	760,102	1,257,578	1,600,057
Trustee expenses	123,999	83,221	100,820
Amortization expense	953,862	994,602	1,015,332
Loss on extinguishment of debt	—	3,442,442	—

Total expenses	12,486,797	18,582,276	19,280,106

NET INVESTMENT INCOME (LOSS)	793,848	(2,143,630)	1,033,327

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	620,817	(8,815,296)	2,532,558
Net unrealized appreciation/(depreciation) on investments	(3,874,583)	6,776,871	3,235,774

Net gain (loss) on investments	(3,253,766)	(2,038,425)	5,768,332

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,459,918)	$(4,182,055)	$6,801,659

See accompanying notes to financial statements.

S-4

Saratoga Investment Corp. CLO 2013-1 Ltd.

Schedule of Investments

February 28, 2015

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Education Management II LLC	Leisure Goods/ Activities/Movies	A-1 Preferred Shares	Equity	0.00%		6,692	$669,214	$437,188
Education Management II LLC	Leisure Goods/ Activities/Movies	A-2 Preferred Shares	Equity	0.00%		18,975	1,897,538	180,263
24 Hour Holdings III LLC	Leisure Goods/ Activities/Movies	Term Loan	Loan	4.75%	5/28/2021	$497,500	493,004	492,276
Acosta Holdco Inc.	Media	Term Loan B	Loan	5.00%	9/27/2021	$1,995,000	1,981,328	2,004,416
Aderant North America, Inc.	Business Equipment and Services	Term Loan (First Lien)	Loan	5.25%	12/20/2018	$3,260,898	3,260,898	3,240,517
Advantage Sales & Marketing Inc.	Business Equipment and Services	Delayed Draw Term Loan	Loan	4.25%	7/25/2021	$1,995,000	1,993,940	1,984,287
AECOM Technology Corporation	Business Equipment and Services	Term Loan B	Loan	3.75%	10/15/2021	$319,903	318,380	321,304
Aegis Toxicology Science Corporation	Healthcare	Term B Loan	Loan	5.50%	2/24/2021	$995,000	995,000	997,488
Akorn, Inc.	Healthcare	Term Loan B	Loan	4.50%	4/16/2021	$498,750	496,691	500,411
Albertson’s LLC	Retailers (Except Food and Drugs)	Term Loan B-4	Loan	5.50%	8/25/2021	$3,410,000	3,389,632	3,437,723
Alere Inc. (fka IM US Holdings, LLC)	Healthcare	Incremental B-1 Term Loan	Loan	4.25%	6/30/2017	$1,529,610	1,529,610	1,529,610
American Tire Distributors Inc	Automotive	Term Loan	Loan	5.75%	6/1/2018	$496,487	496,486	497,108
Aramark Corporation	Food Products	LC-2 Facility	Loan	3.74%	7/26/2016	$79,187	79,178	78,395
Aramark Corporation	Food Products	LC-3 Facility	Loan	3.74%	7/26/2016	$43,961	43,961	43,521
Aramark Corporation	Food Products	U.S. Term F Loan	Loan	3.25%	2/24/2021	$3,182,489	3,182,489	3,168,581
ARG IH Corp	Food Services	Term Loan	Loan	4.75%	11/15/2020	$495,000	494,038	495,312
Asurion, LLC (fka Asurion Corporation)	Insurance	Incremental Tranche B-1 Term Loan	Loan	5.00%	5/24/2019	$5,412,086	5,370,590	5,424,642
Auction.Com, LLC	Business Equipment and Services	Term Loan A-4	Loan	4.40%	2/28/2017	$914,567	914,567	905,422
Avantor Performance Materials Holdings, Inc.	Chemicals/Plastics	Term Loan	Loan	5.25%	6/24/2017	$4,319,115	4,309,242	4,297,520
Avast Software	Electronics/Electric	Term Loan	Loan	4.75%	3/20/2020	$1,925,000	1,923,275	1,937,031
AZ Chem US Inc.	Chemicals/Plastics	Term Loan	Loan	5.25%	6/12/2021	$467,123	464,958	466,614
Bass Pro Group, LLC	Retailers (Except Food and Drugs)	New Term Loan	Loan	3.75%	11/20/2019	$493,623	493,111	492,236
Bayonne Energy Center	Oil & Gas	Term Loan B	Loan	5.00%	8/19/2021	$969,671	965,093	964,416
Belmond Hotels	Lodging & Casinos	Term Loan	Loan	4.00%	3/19/2021	$496,250	494,055	495,009
Berry Plastics Corporation	Chemicals/Plastics	Term E Loan	Loan	3.75%	1/6/2021	$1,814,499	1,802,403	1,812,648
Big Heart Pet Brands (fka Del Monte Corporation)	Food/Drug Retailers	Initial Term Loan	Loan	3.50%	3/9/2020	$2,977,500	2,996,769	2,971,307
Biomet, Inc.	Healthcare	Dollar Term B-2 Loan	Loan	3.65%	7/25/2017	$1,840,718	1,840,718	1,838,601
BJ’s Wholesale Club, Inc.	Food/Drug Retailers	New 2013 (November) Replacement Loan (First Lien)	Loan	4.50%	9/26/2019	$1,489,975	1,488,922	1,483,374
Bombardier Recreational Products Inc.	Leisure Goods/ Activities/Movies	Term B Loan	Loan	4.00%	1/30/2019	$754,286	750,287	747,120

S-5

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Brickman Group Holdings, Inc.	Brokers/Dealers/ Investment Houses	Initial Term Loan (First Lien)	Loan	4.00%	12/18/2020	$1,491,237	1,478,800	1,478,935
Brock Holdings III, Inc.	Industrial Equipment	Term Loan (First Lien)	Loan	6.00%	3/16/2017	$1,938,503	1,952,391	1,904,580
Burlington Coat Factory Warehouse Corporation	Retailers (Except Food and Drugs)	Term B-2 Loan	Loan	4.25%	8/13/2021	$1,945,000	1,935,814	1,942,219
BWAY	Leisure Goods/ Activities/Movies	Term Loan B	Loan	5.50%	8/14/2020	$995,000	985,881	998,423
Caesars Entertainment Corp.	Lodging & Casinos	Term B-7 Loan	Loan	9.75%	1/28/2018	$995,000	989,028	917,141
Camp International Holding Company	Aerospace and Defense	2013 Replacement Term Loan (First Lien)	Loan	4.75%	5/31/2019	$1,960,046	1,965,495	1,969,846
Capital Automotive L.P.	Conglomerate	Tranche B-1 Term Loan Facility	Loan	4.00%	4/10/2019	$2,079,313	2,083,783	2,084,511
Catalent Pharma Solutions, Inc	Drugs	Initial Term B Loan	Loan	4.25%	5/20/2021	$497,500	495,170	498,401
Celanese US Holdings LLC	Chemicals/Plastics	Dollar Term C-2 Commitment	Loan	2.49%	10/31/2018	$2,154,560	2,180,598	2,157,533
Cengage Learning	Publishing	Term Loan	Loan	7.00%	3/31/2020	$2,731,869	2,761,735	2,733,235
Charter Communications Operating, LLC	Cable and Satellite Television	Term F Loan	Loan	3.00%	12/31/2020	$2,655,745	2,646,932	2,646,344
CHS/Community Health Systems, Inc.	Healthcare	2017 Term E Loan	Loan	3.49%	1/25/2017	$1,097,818	1,074,945	1,097,193
CHS/Community Health Systems, Inc.	Healthcare	2021 Term D Loan	Loan	4.25%	1/27/2021	$2,926,052	2,844,886	2,935,210
Cinedigm Digital Funding I, LLC	Business Equipment and Services	Term Loan	Loan	3.75%	2/28/2018	$562,001	557,872	561,298
CITGO Petroleum	Oil & Gas	Term Loan B	Loan	4.50%	7/29/2021	$997,500	994,095	979,106
ClubCorp Club Operations, Inc.	Lodging & Casinos	Term Loan B	Loan	4.50%	7/24/2020	$500,000	496,250	500,315
CPI International Acquisition, Inc. (f/k/a Catalyst Holdings, Inc.)	Electronics/Electric	Term B Loan	Loan	4.25%	11/17/2017	$3,595,331	3,595,331	3,570,631
Crosby US Acquisition Corp.	Industrial Equipment	Initial Term Loan (First Lien)	Loan	3.75%	11/23/2020	$742,500	741,718	681,244
Crown Castle Operating Company	Telecommunications/ Cellular	Extended Incremental Tranche B-2 Term Loan	Loan	3.00%	1/31/2021	$2,435,594	2,433,546	2,430,723
CT Technologies Intermediate Hldgs, Inc	Healthcare	Term Loan (First Lien)	Loan	6.00%	12/1/2021	$1,500,000	1,485,423	1,505,625
Culligan International Company	Conglomerate	Dollar Loan (First Lien)	Loan	6.25%	12/19/2017	$779,642	736,275	765,998
Culligan International Company	Conglomerate	Dollar Loan (Second Lien)	Loan	9.50%	6/19/2018	$783,162	739,367	727,033
Cumulus Media Holdings Inc.	Broadcast Radio and Television	Term Loan	Loan	4.25%	12/23/2020	$470,093	466,100	466,863
Custom Sensors	Industrial Equipment	Term Loan	Loan	4.50%	9/30/2021	$498,750	497,651	498,750
DaVita HealthCare Partners Inc. (fka DaVita Inc.)	Healthcare	Tranche B Term Loan	Loan	3.50%	6/24/2021	$497,500	495,228	498,062
DCS Business Services, Inc.	Financial Intermediaries	Term B Loan	Loan	7.25%	3/19/2018	$3,460,027	3,436,485	3,413,835
Dealertrack Technologies, Inc.	Leisure Goods/ Activities/Movies	Term B Loan	Loan	3.25%	2/26/2021	$477,011	475,991	474,230
Dell International LLC	Retailers (Except Food and Drugs)	Term B Loan	Loan	4.50%	4/29/2020	$2,969,962	2,957,576	2,980,684
Delos Finance SARL	Financial Intermediaries	Term Loan	Loan	3.50%	3/6/2021	$500,000	497,835	499,790
Delta 2 (Lux) S.a.r.l.	Lodging & Casinos	Term Loan B-3	Loan	4.75%	7/30/2021	$1,000,000	995,314	995,630
Deluxe Entertainment Service Group, Inc.	Leisure Goods/ Activities/Movies	Term Loan (First Lien)	Loan	6.50%	2/28/2020	$1,882,983	1,884,624	1,835,908

S-6

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Devix US, Inc.	Chemicals/Plastics	Term Loan	Loan	4.25%	5/2/2021	$250,000	247,710	250,938
Devix US, Inc.	Chemicals/Plastics	Term Loan (Second Lien)	Loan	8.00%	5/2/2022	$497,500	495,324	497,500
Diamond Resorts International	Lodging & Casinos	Term Loan	Loan	5.50%	5/9/2021	$995,000	990,370	999,975
Dollar Tree	Retailers (Except Food and Drugs)	Term Loan B (3950MM)	Loan	4.25%	3/9/2022	$1,000,000	995,000	1,007,500
DPX Holdings B.V.	Healthcare	Term Loan	Loan	4.25%	3/11/2021	$2,985,000	2,978,605	2,962,075
Drew Marine Group Inc.	Chemicals/Plastics	Term Loan (First Lien)	Loan	4.50%	11/19/2020	$1,489,975	1,495,721	1,473,213
Education Management LLC	Leisure Goods/ Activities/Movies	Term Loan A	Loan	5.50%	7/2/2020	$501,970	482,120	457,295
Education Management LLC	Leisure Goods/ Activities/Movies	Term Loan B	Loan	8.5 (2.00% Cash/ 6.50% PIK)%	7/2/2020	$836,617	805,283	672,882
EIG Investors Corp.	Business Equipment and Services	Term Loan	Loan	5.00%	11/8/2019	$987,500	983,552	989,969
Emerald Performance Materials, LLC	Chemicals/Plastics	Term Loan (First Lien)	Loan	4.50%	8/1/2021	$498,750	496,403	496,102
Emerald Performance Materials, LLC	Chemicals/Plastics	Term Loan (Second Lien)	Loan	7.75%	8/1/2022	$500,000	497,553	484,845
EnergySolutions, LLC	Oil & Gas	Term Loan B	Loan	6.75%	5/29/2020	$937,857	921,126	942,546
Enviromental Resources Management	Business Equipment and Services	Term Loan	Loan	5.00%	5/14/2021	$1,000,000	990,000	985,000
Evergreen Acqco 1 LP	Retailers (Except Food and Drugs)	New Term Loan	Loan	5.00%	7/9/2019	$975,056	972,887	955,555
EWT Holdings III Corp. (fka WTG Holdings III Corp.)	Industrial Equipment	Term Loan (First Lien)	Loan	4.75%	1/15/2021	$1,987,481	1,982,274	1,972,575
Federal-Mogul Corporation	Automotive	Tranche C Term Loan	Loan	4.75%	4/15/2021	$2,985,000	2,971,883	2,975,687
First Data Corporation	Financial Intermediaries	2017 Second New Dollar Term Loan	Loan	3.74%	3/23/2018	$2,790,451	2,729,399	2,785,568
First Data Corporation	Financial Intermediaries	2018 Dollar Term Loan	Loan	4.24%	3/24/2021	$2,111,028	2,021,476	2,115,777
Fitness International, LLC	Leisure Goods/ Activities/Movies	Term Loan B	Loan	5.50%	7/1/2020	$1,492,500	1,482,322	1,421,606
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.)	Nonferrous Metals/ Minerals	Loan	Loan	3.75%	6/28/2019	$1,982,462	1,982,212	1,835,423
Four Seasons Holdings Inc.	Lodging & Casinos	Term Loan (First Lien)	Loan	3.50%	6/27/2020	$493,750	493,750	491,281
Garda World Security Corporation	Business Equipment and Services	Term B Delayed Draw Loan	Loan	4.00%	11/6/2020	$201,157	200,308	199,146
Garda World Security Corporation	Business Equipment and Services	Term B Loan	Loan	4.00%	11/6/2020	$786,343	783,060	778,479
Gardner Denver, Inc.	Oil & Gas	Initial Dollar Term Loan	Loan	4.25%	7/30/2020	$2,476,212	2,467,608	2,377,164
Gates Global LLC	Leisure Goods/ Activities/Movies	Term Loan (First Lien)	Loan	4.25%	7/3/2021	$498,750	493,763	494,885
Generac Power Systems, Inc.	Industrial Equipment	Term Loan B	Loan	3.25%	5/29/2020	$802,956	789,932	797,182
General Nutrition Centers, Inc.	Retailers (Except Food and Drugs)	Amended Tranche B Term Loan	Loan	3.25%	3/4/2019	$4,724,136	4,709,712	4,649,353
Global Tel*Link Corporation	Business Equipment and Services	Term Loan (First Lien)	Loan	5.00%	5/26/2020	$2,755,515	2,747,025	2,719,914
Goodyear Tire & Rubber Company, The	Chemicals/Plastics	Loan (Second Lien)	Loan	4.75%	4/30/2019	$3,333,333	3,296,753	3,347,933

S-7

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Grosvenor Capital Management Holdings, LP	Brokers/Dealers/ Investment Houses	Initial Term Loan	Loan	3.75%	1/4/2021	$3,395,892	3,381,240	3,353,443
GTCR Valor Companies, Inc.	Business Equipment and Services	Term Loan (First Lien)	Loan	6.00%	6/1/2021	$1,995,000	1,981,582	1,965,075
Harland Clarke Holdings Corp. (fka Clarke American Corp.)	Publishing	Tranche B-4 Term Loan	Loan	6.00%	8/2/2019	$487,500	485,460	488,963
HCA Inc.	Healthcare	Tranche B-4 Term Loan	Loan	2.99%	5/1/2018	$5,663,006	5,409,534	5,658,872
Hertz Corporation, The	Automotive	Tranche B-1 Term Loan	Loan	4.00%	3/12/2018	$2,940,000	2,975,234	2,927,152
Hoffmaster Group, Inc.	Containers/Glass Products	Term Loan	Loan	5.25%	5/8/2020	$1,990,000	1,972,040	1,999,950
Huntsman International LLC	Chemicals/Plastics	Extended Term B Loan	Loan	2.69%	4/19/2017	$3,880,270	3,866,113	3,872,199
Husky Injection	Business Equipment and Services	Term Loan B	Loan	4.25%	6/30/2021	$498,099	495,886	495,818
Ikaria, Inc.	Healthcare	Initial Term Loan (First Lien)	Loan	5.00%	2/12/2021	$435,702	433,809	434,251
Infor (US), Inc. (fka Lawson Software Inc.)	Business Equipment and Services	Tranche B-5 Term Loan	Loan	3.75%	6/3/2020	$2,211,036	2,194,068	2,190,650
Insight Global	Business Equipment and Services	Term Loan	Loan	6.00%	10/29/2021	$2,000,000	1,990,539	1,993,760
J. Crew Group, Inc.	Retailers (Except Food and Drugs)	Term B-1 Loan Retired 03/05/2014	Loan	4.00%	3/5/2021	$965,206	965,206	906,493
Jazz Acquisition, Inc	Aerospace and Defense	First Lien 6/14	Loan	4.50%	6/19/2021	$497,576	496,332	492,913
Kinetic Concepts, Inc.	Healthcare	Dollar Term D-1 Loan	Loan	4.00%	5/4/2018	$2,477,613	2,453,687	2,477,167
Koosharem, LLC	Business Equipment and Services	Term Loan	Loan	7.50%	5/15/2020	$2,995,000	2,968,450	2,961,306
La Quinta Holdings, Inc.	Lodging & Casinos	Term Loan (First Lien)	Loan	4.00%	4/14/2021	$451,283	449,626	450,719
Level 3 Financing, Inc.	Telecommunications	Term Loan B	Loan	4.50%	1/31/2022	$500,000	496,541	502,085
Mauser Holdings, Inc.	Containers/Glass Products	Term Loan	Loan	4.50%	7/31/2021	$498,750	496,409	491,269
Michaels Stores, Inc.	Retailers (Except Food and Drugs)	Term B Loan	Loan	3.75%	1/28/2020	$491,250	491,250	488,258
Michaels Stores, Inc.	Retailers (Except Food and Drugs)	Term Loan B-2	Loan	4.00%	1/28/2020	$1,492,500	1,485,638	1,488,769
Microsemi Corporation	Electronics/Electric	Incremental Term Loan	Loan	3.50%	2/19/2020	$2,393,981	2,389,500	2,381,509
Microsemi Corporation	Electronics/Electric	Term Loan	Loan	3.75%	2/19/2020	$172,170	172,170	171,309
Midas Intermediate Holdco II, LLC	Automotive	Delayed Draw Term Loan	Loan	4.75%	8/18/2021	$25,253	25,253	25,364
Midas Intermediate Holdco II, LLC	Automotive	Term Loan B	Loan	4.75%	8/18/2021	$224,122	223,063	225,103
Millenium Laboratories, LLC	Drugs	Term Loan	Loan	5.25%	4/16/2021	$1,492,500	1,479,041	1,489,396
Mitel US Holdings, Inc.	Telecommunications	Term Loan	Loan	5.25%	1/31/2020	$196,558	195,710	196,411
MPH Acquisition Holdings LLC	Health Insurance	Term Loan	Loan	3.75%	3/31/2021	$445,455	444,453	442,033
MSC Software Corp.	Business Equipment and Services	Term Loan	Loan	5.00%	5/29/2020	$995,000	986,186	996,244
National CineMedia, LLC	Leisure Goods/ Activities/Movies	Term Loan (2013)	Loan	2.95%	11/26/2019	$1,086,207	1,058,933	1,067,198
National Veterinary Associates, Inc	Healthcare	Term Loan B	Loan	4.75%	8/14/2021	$997,500	992,907	996,253
National Vision, Inc.	Retailers (Except Food and Drugs)	Term Loan (Second Lien)	Loan	6.75%	3/11/2022	$250,000	249,730	240,418
Newsday, LLC	Publishing	Term Loan	Loan	3.69%	10/12/2016	$2,215,385	2,214,305	2,201,538
Nortek, Inc.	Electronics/Electric	Term B Loan	Loan	3.75%	10/30/2020	$995,000	992,803	986,921
Novelis, Inc.	Conglomerate	Initial Term Loan	Loan	3.75%	3/10/2017	$4,807,530	4,817,740	4,799,502

S-8

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
NPC International, Inc.	Food Services	Term Loan (2013)	Loan	4.00%	12/28/2018	$486,250	486,250	480,780
NRG Energy, Inc.	Utilities	Term Loan (2013)	Loan	2.75%	7/2/2018	$3,861,225	3,842,164	3,850,761
NuSil Technology LLC.	Chemicals/Plastics	Term Loan	Loan	5.25%	4/7/2017	$797,986	797,986	791,004
Ollie’s Bargain Outlet, Inc	Retailers (Except Food and Drugs)	Term Loan	Loan	4.75%	9/30/2019	$977,052	972,882	962,396
On Assignment, Inc.	Business Equipment and Services	Initial Term B Loan	Loan	3.50%	5/15/2020	$1,311,364	1,303,451	1,301,528
Onex Carestream Finance LP	Healthcare	Term Loan (First Lien 2013)	Loan	5.00%	6/7/2019	$4,074,401	4,059,378	4,078,842
OnexYork Acquisition Co	Healthcare	Delayed Draw Term Loan	Loan	4.75%	10/1/2021	$—	—	—
OnexYork Acquisition Co	Healthcare	Term Loan B	Loan	4.75%	10/1/2021	$498,750	495,208	496,466
OpenLink International LLC	Business Equipment and Services	Term B Loan	Loan	6.25%	10/28/2017	$970,000	970,000	957,875
Orbitz Worldwide, Inc.	Business Equipment and Services	Term Loan (First Lien)	Loan	4.50%	4/15/2021	$1,494,994	1,492,711	1,494,755
P.F. Chang’s China Bistro, Inc. (Wok Acquisition Corp.)	Food/Drug Retailers	Term Borrowing	Loan	4.25%	6/24/2019	$1,447,901	1,440,712	1,406,274
P2 Upstream Acquisition Co. (P2 Upstream Canada BC ULC)	Business Equipment and Services	Term Loan (First Lien)	Loan	5.00%	10/30/2020	$990,000	985,444	947,925
Par Pharmaceutical	Healthcare & Pharmaceuticals	Term Loan B3	Loan	4.25%	9/28/2019	$500,000	497,502	499,065
PetCo Animal Supplies Stores, Inc.	Retailers (Except Food and Drugs)	New Loans	Loan	4.00%	11/24/2017	$1,469,388	1,468,520	1,467,066
PetSmart	Retailers (Except Food and Drugs)	Term Loan B	Loan	5.00%	3/11/2022	$1,000,000	995,000	1,007,050
PGX Holdings, Inc.	Financial Intermediaries	Term Loan	Loan	6.25%	9/29/2020	$993,750	984,482	993,750
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC)	Conglomerate	2013 Term Loan	Loan	4.00%	12/5/2018	$1,940,400	1,918,409	1,935,898
Phillips-Medisize Corporation	Healthcare	Term Loan	Loan	4.75%	6/16/2021	$497,500	495,245	495,948
Pinnacle Foods Finance LLC	Food Products	New Term Loan G	Loan	3.00%	4/29/2020	$2,581,332	2,576,466	2,565,560
Planet Fitness Holdings LLC	Leisure Goods/Activities/ Movies	Term Loan	Loan	4.75%	3/31/2021	$1,488,750	1,482,052	1,488,750
Polymer Group, Inc.	Chemicals/Plastics	Initial Loan	Loan	5.25%	12/19/2019	$495,000	492,860	495,619
Presidio	Business Equipment and Services	Term Loan B	Loan	6.25%	2/2/2022	$2,000,000	1,940,655	1,973,760
Prestige Brands, Inc.	Drugs	Term B-1 Loan	Loan	4.13%	1/31/2019	$344,697	341,112	344,697
Prestige Brands, Inc.	Leisure Goods/Activities/ Movies	Term Loan	Loan	4.50%	9/3/2021	$1,861,111	1,858,280	1,860,534
QoL Meds, LLC	Healthcare	Term Loan B	Loan	5.50%	7/15/2020	$1,995,000	1,985,909	1,990,013
Quintiles Transnational Corp.	Conglomerate	Term B-3 Loan	Loan	3.75%	6/8/2018	$3,627,678	3,600,425	3,628,802
Ranpak Holdings, Inc.	Business Equipment and Services	Term Loan	Loan	4.75%	10/1/2021	$997,500	995,145	996,882
Ranpak Holdings, Inc.	Business Equipment and Services	Term Loan (Second Lien)	Loan	8.25%	9/30/2022	$500,000	497,672	496,250
Redtop Acquisitions Limited	Electronics/Electric	Initial Dollar Term Loan (First Lien)	Loan	4.50%	12/3/2020	$495,000	491,974	494,381
Rexnord LLC/RBS Global, Inc.	Industrial Equipment	Term B Loan	Loan	4.00%	8/21/2020	$1,646,799	1,648,172	1,642,172
Reynolds Group Holdings Inc.	Industrial Equipment	Incremental U.S. Term Loan	Loan	4.00%	12/1/2018	$1,960,200	1,960,200	1,965,767
Riverbed Technology	Technology	Term Loan B	Loan	6.00%	2/25/2022	$1,000,000	995,000	1,007,500
Rocket Software, Inc.	Business Equipment and Services	Term Loan (First Lien)	Loan	5.75%	2/8/2018	$1,916,674	1,898,764	1,906,285

S-9

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Rovi Solutions Corporation / Rovi Guides, Inc.	Electronics/Electric	Tranche B-3 Term Loan	Loan	3.75%	7/2/2021	$1,492,500	1,485,607	1,479,441
RPI Finance Trust	Drugs	Term B-2 Term Loan	Loan	3.25%	5/9/2018	$5,207,431	5,188,396	5,219,147
SBP Holdings LP	Industrial Equipment	Term Loan (First Lien)	Loan	5.00%	3/27/2021	$992,500	988,065	863,475
Scientific Games International, Inc.	Electronics/Electric	Term Loan B2	Loan	6.00%	10/1/2021	$1,000,000	990,433	998,040
Scitor Corporation	Business Equipment and Services	Term Loan	Loan	5.00%	2/15/2017	$463,977	462,387	461,077
Seadrill	Oil & Gas	Term Loan B	Loan	4.00%	2/21/2021	$997,481	917,590	806,294
Sensata Technologies B.V./Sensata Technology Finance Company, LLC	Industrial Equipment	Term Loan	Loan	3.25%	5/13/2019	$1,509,445	1,509,445	1,511,603
Sensus USA Inc. (fka Sensus Metering Systems)	Utilities	Term Loan (First Lien)	Loan	4.50%	5/9/2017	$1,925,067	1,920,548	1,925,067
ServiceMaster Company, The	Conglomerate	Tranche B Term Loan	Loan	4.25%	7/1/2021	$1,995,000	1,976,650	1,994,641
Shearers Foods LLC	Food Services	Term Loan (First Lien)	Loan	4.50%	6/30/2021	$997,500	995,166	996,253
Sonneborn, LLC	Chemicals/Plastics	Term Loan (First Lien)	Loan	5.50%	12/10/2020	$225,000	224,471	225,000
Sonneborn, LLC	Chemicals/Plastics	Initial US Term Loan	Loan	5.50%	12/10/2020	$1,275,000	1,272,004	1,275,000
Sophia, L.P.	Electronics/Electric	Term B Loan	Loan	4.00%	7/19/2018	$886,138	877,732	884,756
SourceHOV LLC	Business Equipment and Services	Term Loan B (First Lien)	Loan	7.75%	10/31/2019	$2,000,000	1,942,284	1,915,000
Southwire Company, LLC (f.k.a Southwire Company)	Building and Development	Initial Term Loan	Loan	3.25%	2/10/2021	$496,250	495,181	485,084
SRAM, LLC	Industrial Equipment	Term Loan (First Lien)	Loan	4.00%	4/10/2020	$2,967,681	2,957,888	2,952,842
Steak ‘n Shake Operations, Inc.	Food Services	Term Loan	Loan	4.75%	3/19/2021	$992,500	983,723	975,131
STHI Holding	Healthcare	Term Loan	Loan	4.50%	8/6/2021	$997,500	997,500	994,388
SunGard Data Systems Inc. (Solar Capital Corp.)	Conglomerate	Tranche C Term Loan	Loan	3.90%	2/28/2017	$285,352	283,117	285,084
SunGard Data Systems Inc. (Solar Capital Corp.)	Conglomerate	Tranche E Term Loan	Loan	4.00%	3/9/2020	$3,707,953	3,618,899	3,706,804
SuperMedia Inc. (fka Idearc Inc.)	Publishing	Loan	Loan	11.60%	12/30/2016	$238,660	232,462	203,756
Syniverse Holdings, Inc.	Telecommunications	Initial Term Loan	Loan	4.00%	4/23/2019	$479,913	476,105	473,314
TGI Friday’s	Food Services	Term Loan B	Loan	5.25%	7/15/2020	$267,977	266,768	267,642
TGI Friday’s	Food Services	Term Loan (Second Lien)	Loan	9.25%	7/15/2021	$2,000,000	2,016,250	2,000,000
TPF II Power LLC and TPF II Covert Midco LLC	Utilities	Term Loan B	Loan	5.50%	10/2/2021	$500,000	496,689	504,790
TransDigm, Inc.	Aerospace and Defense	Tranche C Term Loan	Loan	3.75%	2/28/2020	$4,847,054	4,856,484	4,824,661
TransFirst	Financial Intermediaries	Term Loan	Loan	5.50%	11/12/2021	$500,000	495,182	502,815
TransUnion	Financial Intermediaries	Term Loan	Loan	4.00%	4/9/2021	$496,250	495,138	493,977
Tricorbraun, Inc. (fka Kranson Industries, Inc.)	Containers/Glass Products	Term Loan	Loan	4.00%	5/3/2018	$1,850,000	1,843,008	1,822,250
Truven Health Analytics Inc. (fka Thomson Reuters (Healthcare) Inc.)	Healthcare	New Tranche B Term Loan	Loan	4.50%	6/6/2019	$487,566	479,874	481,471
Twin River Management Group, Inc.	Lodging & Casinos	Term Loan B	Loan	5.25%	7/10/2020	$974,167	976,455	975,998
U.S. Security Associates Holdings, Inc.	Business Equipment and Services	Delayed Draw Loan	Loan	6.25%	7/28/2017	$158,518	157,610	156,734
U.S. Security Associates Holdings, Inc.	Business Equipment and Services	Term B Loan	Loan	6.25%	7/28/2017	$931,046	926,144	920,572

S-10

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
United Surgical Partners International, Inc.	Healthcare	New Tranche B Term Loan	Loan	4.75%	4/3/2019	$2,431,749	2,408,580	2,431,749
Univar Inc.	Chemicals/Plastics	Term B Loan	Loan	5.00%	6/30/2017	$3,844,964	3,844,749	3,813,935
Univision Communications Inc.	Telecommunications	Replacement First-Lien Term Loan	Loan	4.00%	3/1/2020	$2,947,446	2,931,982	2,940,549
Valeant Pharmaceuticals International, Inc.	Drugs	Series D2 Term Loan B	Loan	3.50%	2/13/2019	$2,545,588	2,537,415	2,539,683
Verint Systems Inc.	Business Equipment and Services	Term Loan	Loan	3.50%	9/6/2019	$1,264,058	1,259,623	1,259,634
Vertafore, Inc.	Business Equipment and Services	Term Loan (2013)	Loan	4.25%	10/3/2019	$2,881,003	2,881,003	2,878,294
Vouvray US Finance	Industrial Equipment	Term Loan	Loan	5.00%	6/28/2021	$497,500	495,243	499,366
Washington Inventory Service	Business Equipment and Services	U.S. Term Loan (First Lien)	Loan	5.75%	12/20/2018	$1,832,876	1,851,978	1,796,218
Waste Industries	Environmental	Term Loan B	Loan	4.25%	2/27/2020	$250,000	249,375	250,520
Wendy’s International, Inc	Food Services	Term B Loan	Loan	3.25%	5/15/2019	$673,630	668,099	670,545
West Corporation	Telecommunications	Term B-10 Loan	Loan	3.25%	6/30/2018	$2,571,560	2,605,923	2,562,998

							$297,760,340	$295,239,268

Cash and cash equivalents
U.S. Bank Money Market(a)						$5,831,797	$5,831,797	$5,831,797

Total cash and cash equivalents						$5,831,797	$5,831,797	$5,831,797

(a)	Included within cash and cash equivalents in Saratoga CLO’s Statements of Assets and Liabilities as of February 28, 2015.

See accompanying notes to financial statements.

S-11

Saratoga Investment Corp. CLO 2013-1 Ltd.

Schedule of Investments

February 28, 2014

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal	Cost	Fair Value
Academy, LTD.	Retailers (Except Food and Drugs)	Initial Term Loan (2012)	Loan	4.50%	8/3/2018	$1,960,187	$1,948,853	$1,969,969
Acosta, Inc.	Food Products	Term B Loan (2013)	Loan	4.25%	3/2/2018	4,162,740	4,101,035	4,177,310
Aderant North America, Inc.	Business Equipment and Services	Term Loan (First Lien)	Loan	6.25%	12/20/2018	3,473,750	3,470,186	3,482,434
Aegis Toxicology Sciences Corporation	Healthcare	Initial Term Loan (First Lien)	Loan	5.50%	2/24/2021	1,000,000	990,000	990,000
Aegis Toxicology Sciences Corporation	Healthcare	Initial Term Loan (Second Lien)	Loan	9.50%	8/24/2021	500,000	492,500	492,500
Aeroflex Incorporated	Aerospace and Defense	Tranche B-1 Term Loan	Loan	4.50%	11/9/2019	3,208,854	3,194,690	3,223,550
Akorn, Inc.	Healthcare	Term Loan B	Loan	4.50%	11/13/2020	500,000	497,500	503,125
Alere Inc. (fka IM US Holdings, LLC)	Healthcare	Incremental B-1 Term Loan	Loan	4.25%	6/30/2017	1,960,000	1,930,566	1,968,173
Applied Systems, Inc.	Business Equipment and Services	Term Loan	Loan	4.25%	12/8/2016	500,000	498,750	498,750
Aramark Corporation	Food Products	LC-2 Facility	Loan	3.69%	7/26/2016	79,187	79,187	79,206
Aramark Corporation	Food Products	LC-3 Facility	Loan	3.69%	7/26/2016	43,961	43,961	43,971
Aramark Corporation	Food Products	U.S. Term C Loan	Loan	3.25%	7/26/2016	3,206,537	3,206,537	3,207,307
Ardagh Holdings USA Inc. (Ardagh Packaging Finance S.A.)	Containers/Glass Products	Dollar Term Loan	Loan	4.25%	12/17/2019	1,000,000	995,109	1,002,500
ARG IH Corporation	Food Services	Term Loan	Loan	5.00%	11/15/2020	500,000	498,797	502,500
Asurion, LLC (fka Asurion Corporation)	Insurance	Incremental Tranche B-1 Term Loan	Loan	4.50%	5/24/2019	5,508,783	5,462,695	5,516,660
Auction.Com, LLC	Business Equipment and Services	Term Loan A-4	Loan	4.66%	2/28/2017	980,651	979,812	970,845
Autotrader.com, Inc.	Automotive	Tranche B-1 Term Loan	Loan	4.00%	12/15/2016	3,791,778	3,791,778	3,805,997
Avantor Performance Materials Holdings, Inc.	Chemicals/Plastics	Term Loan	Loan	5.25%	6/24/2017	4,875,000	4,861,403	4,875,000
AZ Chem US Inc.	Chemicals/Plastics	Term Loan	Loan	5.25%	12/22/2017	1,355,941	1,329,859	1,362,720
Bass Pro Group, LLC	Retailers (Except Food and Drugs)	New Term Loan	Loan	3.75%	11/20/2019	498,725	498,126	500,715
Berry Plastics Corporation	Chemicals/Plastics	Term E Loan	Loan	3.75%	1/6/2021	1,500,000	1,496,250	1,495,500
Big Heart Pet Brands (fka Del Monte Corporation)	Food/Drug Retailers	Initial Term Loan	Loan	3.50%	3/9/2020	3,000,000	3,022,866	2,999,250
Biomet, Inc.	Healthcare	Dollar Term B-2 Loan	Loan	3.65%	7/25/2017	1,970,137	1,970,137	1,972,797
BJ's Wholesale Club, Inc.	Food/Drug Retailers	New 2013 (November) Replacement Loan (First Lien)	Loan	4.50%	9/26/2019	500,000	497,592	502,750
Bombardier Recreational Products Inc.	Leisure Goods/ Activities/Movies	Term B Loan	Loan	4.00%	1/30/2019	754,286	748,080	756,647
Brickman Group Ltd. LLC, The	Brokers/Dealers/ Investment Houses	Initial Term Loan (First Lien)	Loan	4.00%	12/18/2020	250,000	248,750	250,937
Brock Holdings III, Inc.	Industrial Equipment	Term Loan (First Lien)	Loan	6.75%	3/16/2017	1,959,839	1,976,826	1,967,188
Burlington Coat Factory Warehouse Corporation	Retailers (Except Food and Drugs)	Term B-2 Loan	Loan	4.25%	2/23/2017	2,660,377	2,653,889	2,675,675

S-12

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal	Cost	Fair Value
C.H.I. Overhead Doors, Inc.	Building and Development	Term Loan (First Lien)	Loan	5.50%	3/18/2019	2,739,013	2,692,934	2,745,861
Camp International Holding Company	Aerospace and Defense	2013 Replacement Term Loan (First Lien)	Loan	4.75%	5/31/2019	990,000	990,000	999,900
Capital Automotive L.P.	Conglomerate	Tranche B-1 Term Loan Facility	Loan	4.00%	4/10/2019	2,137,369	2,141,920	2,142,712
Capstone Logistics, LLC	Business Equipment and Services	Term Note A	Loan	6.50%	9/16/2016	2,658,626	2,637,550	2,618,899
Capsugel Holdings US, Inc.	Drugs	Initial Term Loan	Loan	3.50%	8/1/2018	3,145,521	3,138,959	3,141,589
Celanese US Holdings LLC	Chemicals/Plastics	Dollar Term C-2 Commitment	Loan	2.25%	10/31/2016	2,176,323	2,201,894	2,192,254
Charter Communications Operating, LLC	Cable and Satellite Television	Term F Loan	Loan	3.00%	12/31/2020	2,682,707	2,672,727	2,666,369
CHS/Community Health Systems, Inc.	Healthcare	2017 Term E Loan	Loan	3.48%	1/25/2017	1,108,908	1,082,718	1,113,987
CHS/Community Health Systems, Inc.	Healthcare	2021 Term D Loan	Loan	4.25%	1/27/2017	2,955,608	2,862,024	2,980,228
Cinedigm Digital Funding I, LLC	Business Equipment and Services	Term Loan	Loan	3.75%	2/28/2018	825,121	820,892	825,121
Covanta Energy Corporation	Ecological Services and Equipment	Term Loan	Loan	3.50%	3/28/2019	491,250	489,468	492,788
CPI International Acquisition, Inc. (f/k/a Catalyst Holdings, Inc.)	Electronics/Electric	Term B Loan	Loan	5.00%	2/13/2017	4,622,500	4,611,092	4,622,500
Crosby US Acquisition Corp.	Industrial Equipment	Initial Term Loan (First Lien)	Loan	4.00%	11/23/2020	750,000	749,094	748,312
Crown Castle Operating Company	Telecommunications /Cellular	Extended Incremental Tranche B-2 Term Loan	Loan	3.25%	1/31/2019	2,460,196	2,441,025	2,460,316
Culligan International Company	Conglomerate	Dollar Loan (First Lien)	Loan	6.25%	12/19/2017	787,658	738,102	734,491
Culligan International Company	Conglomerate	Dollar Loan (Second Lien)	Loan	9.50%	6/19/2018	783,162	732,061	657,856
Cumulus Media Holdings Inc.	Broadcast Radio and Television	Term Loan	Loan	4.25%	12/23/2020	500,000	495,000	502,815
DaVita HealthCare Partners Inc. (fka DaVita Inc.)	Healthcare	Tranche B Term Loan	Loan	4.50%	10/20/2016	3,909,320	3,909,320	3,927,655
DCS Business Services, Inc.	Financial Intermediaries	Term B Loan	Loan	7.25%	3/19/2018	3,831,595	3,792,824	3,735,805
DealerTrack Technologies, Inc.	Computers & Electronics	Term Loan	Loan	3.50%	2/28/2021	500,000	498,750	498,750
Dell International LLC	Retailers (Except Food and Drugs)	Term B Loan	Loan	4.50%	4/29/2020	1,995,000	1,982,818	1,988,935
Delos Finance	Leasing	Loan	Loan	3.50%	2/26/2021	500,000	497,500	497,500
Deluxe Entertainment Services Group Inc.	Media	Initial Term Loan	Loan	6.50%	2/28/2020	1,000,000	1,000,000	1,000,000
Digitalglobe, Inc.	Ecological Services and Equipment	Term Loan	Loan	3.75%	1/31/2020	248,125	248,125	247,815
Drew Marine Group Inc.	Chemicals/Plastics	Term Loan (First Lien)	Loan	4.50%	11/19/2020	500,000	499,397	502,500
Dunkin' Brands, Inc.	Food Services	Term B-4 Loan	Loan	3.25%	2/14/2020	3,956,731	3,946,925	3,936,948
DynCorp International Inc.	Aerospace and Defense	Term Loan	Loan	6.25%	7/7/2016	486,442	482,619	488,573
Education Management LLC	Leisure Goods/ Activities/Movies	Tranche C-2 Term Loan	Loan	4.31%	6/1/2016	3,882,152	3,746,734	3,544,405
EIG Investors Corp.	Business Equipment and Services	Term Loan	Loan	5.00%	11/9/2019	997,500	992,713	1,003,734

S-13

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal	Cost	Fair Value
Energy Transfer Equity, L.P.	Oil & Gas	Loan	Loan	3.25%	12/2/2019	1,000,000	997,599	998,750
Evergreen Acqco 1 LP	Retailers (Except Food and Drugs)	New Term Loan	Loan	5.00%	7/9/2019	492,516	488,615	493,900
EWT Holdings III Corp. (fka WTG Holdings III Corp.)	Industrial Equipment	Term Loan (First Lien)	Loan	4.75%	1/15/2021	1,000,000	995,084	1,002,500
Federal-Mogul Corporation	Automotive	Tranche B Term Loan	Loan	2.14%	12/29/2014	2,220,981	2,187,068	2,202,747
Federal-Mogul Corporation	Automotive	Tranche C Term Loan	Loan	2.14%	12/28/2015	1,307,032	1,270,847	1,296,301
First Data Corporation	Financial Intermediaries	2017 Second New Dollar Term Loan	Loan	4.20%	3/24/2017	2,111,028	2,010,799	2,109,276
First Data Corporation	Financial Intermediaries	2018 Dollar Term Loan	Loan	4.20%	3/23/2018	2,290,451	2,231,370	2,292,741
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.)	Nonferrous Metals/ Minerals	Loan	Loan	4.25%	6/28/2019	997,500	995,122	1,006,438
Four Seasons Holdings Inc.	Lodging & Casinos	Term Loan (First Lien)	Loan	3.50%	6/27/2020	498,750	498,750	498,750
Garda World Security Corporation	Business Equipment and Services	Term B Delayed Draw Loan	Loan	4.00%	11/6/2020	203,194	202,218	203,363
Garda World Security Corporation	Business Equipment and Services	Term B Loan	Loan	4.00%	11/6/2020	794,306	790,489	794,965
Gardner Denver, Inc.	Oil & Gas	Initial Dollar Term Loan	Loan	4.25%	7/30/2020	1,496,250	1,485,394	1,489,337
Generac Power Systems, Inc.	Industrial Equipment	Term Loan B	Loan	3.50%	5/31/2020	868,414	852,908	868,258
General Nutrition Centers, Inc.	Retailers (Except Food and Drugs)	Amended Tranche B Term Loan	Loan	3.25%	3/4/2019	4,740,112	4,722,664	4,725,892
Global Tel*Link Corporation	Business Equipment and Services	Term Loan (First Lien)	Loan	5.00%	5/23/2020	1,920,175	1,915,905	1,900,014
Goodyear Tire & Rubber Company, The	Chemicals/Plastics	Loan (Second Lien)	Loan	4.75%	4/30/2019	4,000,000	3,941,039	4,037,000
Grosvenor Capital Management Holdings, LP	Brokers/Dealers/ Investment Houses	Initial Term Loan	Loan	3.75%	1/4/2021	3,500,000	3,482,803	3,489,080
Harland Clarke Holdings Corp. (fka Clarke American Corp.)	Publishing	Tranche B-4 Term Loan	Loan	6.00%	8/4/2019	500,000	497,500	500,780
HCA Inc.	Healthcare	Tranche B-4 Term Loan	Loan	2.94%	5/1/2018	5,720,353	5,390,148	5,713,947
Hertz Corporation, The	Automotive	Tranche B-1 Term Loan	Loan	3.75%	3/11/2018	2,970,000	3,005,791	2,973,683
Hologic, Inc.	Healthcare	Refinancing Tranche A Term Loan	Loan	2.19%	8/1/2017	2,312,500	2,307,973	2,313,425
Hunter Defense Technologies, Inc.	Aerospace and Defense	Term Loan	Loan	3.45%	8/22/2014	3,470,285	3,460,723	3,262,068
Huntsman International LLC	Chemicals/Plastics	Extended Term B Loan	Loan	2.73%	4/19/2017	3,920,000	3,892,467	3,919,020
Ikaria, Inc.	Healthcare	Initial Term Loan (First Lien)	Loan	5.00%	2/12/2021	500,000	497,515	502,815
Infor (US), Inc. (fka Lawson Software Inc.)	Business Equipment and Services	Tranche B-5 Term Loan	Loan	3.75%	6/3/2020	1,776,183	1,758,861	1,772,488
Inventiv Health, Inc. (fka Ventive Health, Inc)	Conglomerate	Consolidated Term Loan	Loan	7.50%	8/4/2016	492,090	492,090	491,105
J. Crew Group, Inc.	Retailers (Except Food and Drugs)	Term B-1 Loan Retired 03/05/2014	Loan	4.00%	3/7/2018	972,500	972,500	972,656
JFB Firth Rixson Inc.	Industrial Equipment	2013 Replacement Dollar Term Facility Loan	Loan	4.25%	6/30/2017	2,564,311	2,554,534	2,568,054

S-14

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal	Cost	Fair Value
Kinetic Concepts, Inc.	Healthcare	Dollar Term D-1 Loan	Loan	4.00%	5/4/2018	490,057	475,404	492,508
La Quinta Intermediate Holdings L.L.C	Gaming and Hotels	Initial Term Loan	Loan	4.00%	2/19/2021	500,000	500,000	500,000
Michaels Stores, Inc.	Retailers (Except Food and Drugs)	Term B Loan	Loan	3.75%	1/28/2020	496,250	496,250	497,302
Microsemi Corporation	Electronics/Electric	Incremental Term Loan	Loan	3.75%	2/19/2020	498,750	498,750	499,373
Microsemi Corporation	Electronics/Electric	Term Loan	Loan	3.50%	2/19/2020	2,393,981	2,389,463	2,398,482
Mitel US Holdings, Inc.	Telecommunications	Term Loan	Loan	5.25%	1/31/2020	250,000	248,753	252,083
National CineMedia, LLC	Leisure Goods/ Activities/Movies	Term Loan (2013)	Loan	2.95%	11/26/2019	1,086,207	1,054,177	1,082,134
Newsday, LLC	Publishing	Term Loan	Loan	3.69%	10/12/2016	2,215,385	2,213,416	2,215,385
Novelis, Inc.	Conglomerate	Initial Term Loan	Loan	3.75%	3/10/2017	4,857,520	4,868,347	4,873,452
NPC International, Inc.	Food Services	Term Loan (2013)	Loan	4.00%	12/28/2018	490,833	490,833	493,597
NRG Energy, Inc.	Utilities	Term Loan (2013)	Loan	2.75%	7/1/2018	3,900,525	3,875,534	3,872,168
NuSil Technology LLC.	Chemicals/Plastics	Term Loan	Loan	5.25%	4/7/2017	809,163	809,163	799,558
OEP Pearl Dutch Acquisition B.V.	Chemicals/Plastics	Initial BV Term Loan	Loan	6.50%	3/30/2018	142,422	140,466	143,846
On Assignment, Inc.	Business Equipment and Services	Initial Term B Loan	Loan	3.50%	5/15/2020	1,311,364	1,303,125	1,312,190
Onex Carestream Finance LP	Healthcare	Term Loan (First Lien 2013)	Loan	5.00%	2/25/2017	4,531,159	4,511,264	4,582,135
OpenLink International, Inc.	Computers & Electronics	Replacement Term Loan	Loan	6.25%	10/30/2017	980,000	980,000	980,000
P.F. Chang's China Bistro, Inc. (Wok Acquisition Corp.)	Food/Drug Retailers	Term Borrowing	Loan	5.50%	6/22/2019	1,496,212	1,488,641	1,509,675
P2 Upstream Acquisition Co. (P2 Upstream Canada BC ULC)	Business Equipment and Services	Term Loan (First Lien)	Loan	5.00%	10/30/2020	1,000,000	995,186	1,008,750
Patheon Inc.	Healthcare	Term Loan	Loan	4.25%	3/11/2021	3,000,000	2,992,500	2,990,640
PetCo Animal Supplies, Inc.	Retailers (Except Food and Drugs)	New Loans	Loan	4.00%	11/24/2017	1,484,694	1,483,250	1,489,103
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC)	Conglomerate	2013 Term Loan	Loan	4.00%	12/5/2018	1,960,200	1,936,226	1,967,845
Pinnacle Foods Finance LLC	Food Products	New Term Loan G	Loan	3.25%	4/29/2020	4,962,500	4,951,514	4,942,352
Polymer Group, Inc.	Chemicals/Plastics	Initial Loan	Loan	5.25%	12/19/2019	500,000	497,500	501,875
Prestige Brands, Inc.	Drugs	Term B-1 Loan	Loan	3.75%	1/31/2019	435,606	430,195	437,022
Pro Mach, Inc.	Industrial Equipment	Term Loan	Loan	4.50%	7/6/2017	1,945,655	1,934,699	1,955,383
Progressive Waste Solutions Ltd.	Ecological Services and Equipment	Term B Loan	Loan	3.00%	10/24/2019	498,741	498,741	500,486
Quintiles Transnational Corp.	Conglomerate	Term B-3 Loan	Loan	3.75%	6/8/2018	3,681,541	3,646,328	3,685,186
Redtop Acquisitions Limited	Electronics/Electric	Initial Dollar Term Loan (First Lien)	Loan	4.50%	12/3/2020	500,000	496,369	502,915
Rexnord LLC/RBS Global, Inc.	Industrial Equipment	Term B Loan	Loan	4.00%	4/1/2018	1,663,476	1,663,476	1,667,035
Reynolds Group Holdings Inc.	Industrial Equipment	Incremental U.S. Term Loan	Loan	4.00%	9/28/2018	1,980,000	1,980,000	1,993,365
Rocket Software, Inc.	Business Equipment and Services	Term Loan (First Lien)	Loan	5.75%	2/8/2018	1,960,025	1,934,083	1,960,515
Rovi Solutions Corporation / Rovi Guides, Inc.	Electronics/Electric	Tranche A-2 Loan	Loan	2.45%	3/29/2017	1,562,552	1,552,098	1,562,552

S-15

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal	Cost	Fair Value
Rovi Solutions Corporation / Rovi Guides, Inc.	Electronics/Electric	Tranche B-3 Term Loan	Loan	3.50%	3/29/2019	1,344,450	1,339,560	1,341,088
RPI Finance Trust	Drugs	Term B-2 Term Loan	Loan	3.25%	5/9/2018	5,308,218	5,283,397	5,339,165
Scitor Corporation	Business Equipment and Services	Term Loan	Loan	5.00%	2/15/2017	463,977	462,831	460,354
Sensata Technologies B.V./Sensata Technology Finance Company, LLC	Industrial Equipment	Term Loan	Loan	3.25%	5/12/2019	1,524,730	1,524,730	1,529,106
Sensus USA Inc. (fka Sensus Metering Systems)	Utilities	Term Loan (First Lien)	Loan	5.75%	5/9/2017	1,945,013	1,939,821	1,957,987
ServiceMaster Company, The	Conglomerate	Tranche B Term Loan	Loan	4.45%	1/31/2017	2,822,729	2,830,165	2,825,552
SI Organization, Inc., The	Aerospace and Defense	New Tranche B Term Loan	Loan	5.50%	11/22/2016	3,880,675	3,863,008	3,800,655
Sonneborn, LLC	Chemicals/Plastics	Initial US Term Loan	Loan	6.50%	3/30/2018	807,059	795,976	815,130
Sophia, L.P.	Electronics/Electric	Term B Loan	Loan	4.50%	7/19/2018	928,389	917,174	934,191
Southwire Company, LLC (f.k.a Southwire Company)	Building and Development	Initial Term Loan	Loan	3.25%	2/10/2021	500,000	498,758	499,730
SRA International Inc.	Aerospace and Defense	Term Loan	Loan	6.50%	7/20/2018	3,268,571	3,184,532	3,276,743
SRAM, LLC	Industrial Equipment	Term Loan (First Lien)	Loan	4.01%	4/10/2020	3,304,614	3,278,551	3,304,614
SS&C Technologies Holdings Europe S.A.R.L.	Business Equipment and Services	2013 Replacement Term B-2 Loan	Loan	3.25%	6/7/2019	64,638	64,070	64,839
SS&C Technologies, Inc., /Sunshine Acquisition II, Inc.	Business Equipment and Services	2013 Replacement Term B-1 Loan	Loan	3.25%	6/7/2019	624,838	619,344	626,782
SunCoke Energy, Inc.	Nonferrous Metals/ Minerals	Tranche B Term Loan	Loan	4.00%	7/26/2018	1,367,311	1,359,200	1,367,311
SunGard Data Systems Inc (Solar Capital Corp.)	Conglomerate	Tranche C Term Loan	Loan	3.95%	2/28/2017	304,311	302,167	305,452
SunGard Data Systems Inc (Solar Capital Corp.)	Conglomerate	Tranche E Term Loan	Loan	4.00%	3/8/2020	4,221,845	4,096,936	4,238,944
SuperMedia Inc. (fka Idearc Inc.)	Publishing	Loan	Loan	11.60%	12/30/2016	264,330	257,131	196,762
Syniverse Holdings, Inc.	Telecommunications	Initial Term Loan	Loan	4.00%	4/23/2019	479,913	476,371	480,911
Taminco Global Chemical Corporation	Chemicals/Plastics	Initial Tranche B-3 Dollar Term Loan	Loan	3.25%	2/15/2019	1,473,863	1,464,165	1,473,406
Team Health, Inc.	Healthcare	Tranche B Term Loan	Loan	3.75%	6/29/2018	4,387,500	4,373,856	4,387,500
TECTUM HOLDINGS INC	Industrial Equipment	Term Loan	Loan	6.50%	12/3/2015	3,800,160	3,788,706	3,762,159
Tomkins, LLC / Tomkins, Inc. (f/k/a Pinafore, LLC / Pinafore, Inc.)	Conglomerate	Term B-2 Loan	Loan	3.75%	9/29/2016	2,356,680	2,360,795	2,361,982
TransDigm Inc.	Aerospace and Defense	Tranche C Term Loan	Loan	3.75%	2/28/2020	4,896,514	4,904,843	4,914,876
Tricorbraun Inc. (fka Kranson Industries, Inc.)	Containers/Glass Products	Term Loan	Loan	4.00%	5/3/2018	1,902,083	1,895,432	1,903,282
Truven Health Analytics Inc. (fka Thomson Reuters (Healthcare) Inc.)	Healthcare	New Tranche B Term Loan	Loan	4.50%	6/6/2019	492,528	484,755	493,513

S-16

Issuer Name	Industry	Asset Name	Asset Type	Current Rate	Maturity Date	Principal	Cost	Fair Value
U.S. Security Associates Holdings, Inc.	Business Equipment and Services	Delayed Draw Loan	Loan	6.00%	7/28/2017	160,148	159,235	160,348
U.S. Security Associates Holdings, Inc.	Business Equipment and Services	Term B Loan	Loan	6.00%	7/28/2017	122,494	122,109	122,648
U.S. Security Associates Holdings, Inc.	Business Equipment and Services	Term B Loan	Loan	6.00%	7/28/2017	818,172	813,513	819,195
U.S. Silica Company	Nonferrous Metals/ Minerals	Term Loan	Loan	4.00%	7/23/2020	1,950,200	1,941,292	1,954,256
U.S. Xpress Enterprises, Inc.	Industrial Equipment	Extended Term Loan	Loan	9.38%	11/13/2016	2,805,278	2,766,405	2,777,225
United Surgical Partners International, Inc.	Healthcare	New Tranche B Term Loan	Loan	4.75%	4/3/2019	2,456,500	2,429,626	2,470,821
Univar Inc.	Chemicals/Plastics	Term B Loan	Loan	5.00%	6/30/2017	3,884,944	3,884,238	3,859,225
Univision Communications Inc.	Telecommunications	Replacement First-Lien Term Loan	Loan	4.00%	3/1/2020	2,977,500	2,959,200	2,984,467
UPC Financing Partnership	Broadcast Radio and Television	Facility AF	Loan	4.00%	1/31/2021	1,000,000	974,618	1,002,500
Valeant Pharmaceuticals International, Inc.	Drugs	Series D2 Term Loan B	Loan	3.75%	2/13/2019	2,947,688	2,936,432	2,955,528
Verint Systems Inc.	Business Equipment and Services	Term Loan	Loan	4.00%	9/6/2019	1,900,800	1,892,737	1,904,602
Verint Systems Inc.	Business Equipment and Services	Tranche B Incremental Term Loan	Loan	3.50%	9/6/2019	1,000,000	997,521	1,000,000
Vertafore, Inc.	Business Equipment and Services	Term Loan (2013)	Loan	4.25%	10/3/2019	2,899,621	2,899,621	2,909,770
Visant Corporation (fka Jostens)	Leisure Goods/ Activities/Movies	Tranche B Term Loan (2011)	Loan	5.25%	12/22/2016	3,658,446	3,658,446	3,607,008
W.R. Grace & Co.-CONN	Chemicals/Plastics	Delayed Draw Term Loan	Loan	0.00%	2/3/2021	—	(328)	—
W.R. Grace & Co.-CONN	Chemicals/Plastics	U.S. Term Loan	Loan	3.00%	2/3/2021	368,421	367,502	367,828
Washington Inventory Service	Business Equipment and Services	U.S. Term Loan (First Lien)	Loan	6.75%	12/20/2018	1,980,000	2,004,187	1,965,150
Wendy's International, Inc	Food Services	Term B Loan	Loan	3.25%	5/15/2019	680,469	674,563	679,197
Wesco Aircraft Hardware Corp.	Aerospace and Defense	Tranche B Term Loan	Loan	4.75%	2/28/2021	500,000	498,750	498,750
West Corporation	Telecommunications	Term B-10 Loan	Loan	3.25%	6/30/2018	2,926,111	2,976,179	2,909,666

							$299,137,566	$300,491,077

Cash and cash equivalents
U.S. Bank Money Market(a)						$8,018,933	$8,018,933	$8,018,933

Total cash and cash equivalents						$8,018,933	$8,018,933	$8,018,933

(a)	Included within cash and cash equivalents in Saratoga CLO’s Statements of Assets and Liabilities as of February 28, 2014.

See accompanying notes to financial statements.

S-17

Saratoga Investment Corp. CLO 2013-1, Ltd.

Statements of Changes in Net Assets

	For the year ended February 28, 2015	For the year ended February 28, 2014	For the year ended February 28, 2013
INCREASE FROM OPERATIONS:
Net investment income (loss)	$793,848	$(2,143,630)	$1,033,327
Net realized gain (loss) from investments	620,817	(8,815,296)	2,532,558
Net unrealized appreciation (depreciation) on investments	(3,874,583)	6,776,871	3,235,774

Net increase (decrease) in net assets from operations	(2,459,918)	(4,182,055)	6,801,659

Total increase (decrease) in net assets	(2,459,918)	(4,182,055)	6,801,659
Net assets at beginning of period	(3,343,238)	838,817	(5,962,842)

Net assets at end of period	$(5,803,156)	$(3,343,238)	$838,817

See accompanying notes to financial statements.

S-18

Saratoga Investment Corp. CLO 2013-1, Ltd.

Statements of Cash Flows

	For the year ended February 28, 2015	For the year ended February 28, 2014	For the year ended February 28, 2013
Operating activities
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(2,459,918)	$(4,182,055)	$6,801,659
ADJUSTMENTS TO RECONCILE NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY (USED BY) OPERATING ACTIVITIES:
Paid-in-kind interest income	(167,097)	(10,122)	—
Net accretion of discount on investments	(454,809)	(568,674)	(1,383,978)
Amortization of deferred debt financing costs	953,862	994,602	1,015,332
Loss on extinguishment of debt	—	3,442,442	—
Net realized (gain) loss from investments	(620,817)	8,815,296	(2,532,558)
Net unrealized appreciation on investments	3,874,583	(6,776,871)	(3,235,774)
Proceeds from sale and redemption of investments	141,358,326	128,190,654	165,363,963
Purchase of investments	(138,738,379)	(55,721,381)	(151,267,166)
(Increase) decrease in operating assets:
Interest receivable	160,315	134,033	(3,547)
Receivable from open trades	(318,421)	3,330,272	4,915,102
Other Assets	91,336	(91,336)	—
Increase (decrease) in operating liabilities:
Interest Payable	9,410	(43,645)	(160,620)
Payable for open trades	(4,230,669)	(6,901,250)	(8,510,897)
Accrued base management fee	10,904	31,882	(2,345)
Accrued subordinated management fee	10,904	(97,629)	(9,382)

NET CASH (USED BY) PROVIDED BY OPERATING ACTIVITIES	(520,470)	70,546,218	10,989,789

Financing activities
Borrowings on debt	—	277,711,620	—
Paydowns on debt	(1,666,666)	(366,793,378)	—
Deferred debt financing costs	—	(2,250,398)	—

NET CASH USED BY FINANCING ACTIVITIES	(1,666,666)	(91,332,156)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,187,136)	(20,785,938)	10,989,789
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	8,018,933	28,804,871	17,815,082

CASH AND CASH EQUIVALENTS, END OF PERIOD	$5,831,797	$8,018,933	$28,804,871

Supplemental Information:
Interest paid during the period	$9,625,726	$11,722,159	$15,773,621
Supplemental non-cash information:
Paid-in-kind interest income	$167,097	$10,122	$—
Net accretion of discount on investments	$454,809	$568,674	$1,383,978
Amortization of deferred debt financing costs	$953,862	$994,602	$1,015,332

See accompanying notes to financial statements.

S-19

SARATOGA INVESTMENT CORP. CLO 2013-1, LTD.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Purpose

Saratoga Investment Corp. CLO 2013-1, Ltd. (the “Issuer”, “we”, “our”, “us”, “CLO” and “Saratoga CLO”), an exempted company with limited liability incorporated under the laws of the Cayman Islands was formed on November 28, 2007 and commenced operations on January 22, 2008. The Issuer was established to acquire or participate in U.S. dollar-denominated corporate debt obligations.

On January 22, 2008, the Issuer issued $400.0 million of notes, consisting of Class A Floating Rate Senior Notes, Class B Floating Rate Senior Notes, Class C Deferrable Floating Rate Notes, Class D Deferrable Floating Rate Notes, Class E Deferrable Floating Rate Notes (collectively the “Secured Notes”), and Subordinated Notes. The notes were issued pursuant to an indenture, dated January 22, 2008 (the “Indenture”), with U.S. Bank National Association (the “Trustee”) servicing as the Trustee there under.

On October 17, 2013, in a refinancing transaction, the Issuer issued $284.9 million of notes (the “2013-1 CLO Notes”), consisting of Class X Floating Rate Senior Notes, Class A-1 Floating Rate Senior Notes, Class A-2 Floating Rate Senior Notes, Class B Floating Rate Senior Notes, Class C Deferrable Floating Rate Notes, Class D Deferrable Floating Rate Notes, Class E Deferrable Floating Rate Notes, and Class F Deferrable Floating Rate Notes. The 2013-1 CLO Notes were issued pursuant to the Indenture with the same Trustee. Proceeds of the issuance of the 2013-1 CLO Notes were used, along with existing assets held by the Trustee, to redeem all of the Secured Notes issued in 2008. As of February 28, 2015, Saratoga Investment Corp. owned 100% of the Subordinated Notes of the CLO.

Pursuant to an investment management agreement (the “Investment Management Agreement”), Saratoga Investment Corp. (the “Investment Manager”), provides investment management services to the Issuer, and makes day-to-day investment decisions concerning the assets of the Issuer. The Investment Manager also performs certain administrative services on behalf of the Issuer under the Investment Management Agreement.

2. Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and are stated in U.S. dollars. The following is a summary of the significant accounting policies followed by the Issuer in the preparation of its financial statements.

The Issuer is considered to be an investment company for financial reporting purposes and has applied the guidance in Topic 946, “Financial Services—Investment Companies.” There has been no change to the Issuer’s status as an investment company during the year ended February 28, 2015.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Investment Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, including the fair value of investments, and the amounts of income and expenses during the reporting period. Actual results could differ from these estimates and such differences could be material.

Cash and Cash Equivalents

The Issuer defines cash and cash equivalents as highly liquid financial instruments with original maturities of three months or less. Cash and cash equivalents may include investments in money market mutual funds,

S-20

which are carried at fair value. At February 28, 2015 and February 28, 2014, cash and cash equivalents amounted to $5.8 million and $8.0 million, respectively, and are swept on an overnight basis into a money market deposit account and invested in shares of JP Morgan Liquidity Institutional fund held at the Trustee.

Valuation of Investments

The Issuer accounts for its investments at fair value in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Issuer to assume that its investments are to be sold at the Statement of Assets and Liabilities date in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact.

Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by the Investment Manager to approve a fair value determination to reflect significant events affecting the value of these investments. The Investment Manager values investments for which market quotations are not readily available at fair value. Determinations of fair value may involve significant judgments and estimates. The types of factors that may be considered in determining the fair value of investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that are ultimately realized upon the disposal of such investments.

Investment Transactions and Income Recognition

Purchases and sales of investments and the related realized gains or losses are recorded on a trade-date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Issuer stops accruing interest on its investments when it is determined that interest is no longer collectible. Discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal depending upon the Investment Manager’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

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Paid-in-Kind Interest

The Issuer holds debt investments in its portfolio that contain a PIK interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We stop accruing PIK interest if we do not expect the issuer to be able to pay all principal and interest when due.

Deferred Debt Financing Costs, net

In April 2015, the FASB has issued Accounting Standards Update (“ASU”) No. 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). The amendments in this ASU require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this ASU. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015, and early adoption is allowed, and is to be applied on a retrospective basis. Management has adopted the provisions of ASU 2015-03 as of February 28, 2015, by reclassifying deferred debt financing costs from within total assets to within total liabilities as a contra-liability. The adoption of the provisions of ASU 2015-03 did not materially impact the Issuer’s financial position or results of operations. Prior period amounts were reclassified to conform to the current period presentation.

Included in deferred debt financing costs of $1.9 million as of February 28, 2015 are structuring fees of the investment bank, rating agency fees and legal fees associated with the issuance of the 2013-1 CLO Notes on October 17, 2013. Such costs have been capitalized and amortized using an effective yield method, over the life of the related notes.

Included in deferred debt financing costs of $2.2 million as of February 28, 2014 are structuring fees of the investment bank, rating agency fees and legal fees associated with the issuance of the 2013-1 CLO Notes on October 17, 2013. Such costs have been capitalized and amortized using an effective yield method, over the life of the related notes.

Deferred debt financing costs of $1.6 million, incurred in connection with the issuance of the Secured Notes, were expensed when the Secured Notes were extinguished on October 17, 2013.

Management Fees

The Issuer is externally managed by the Investment Manager pursuant to the Investment Management Agreement. As compensation for the performance of its obligations under the Investment Management Agreement, the Investment Manager is entitled to receive from the Issuer a base management fee (the “Base Management Fee”), a subordinated management fee (the “Subordinated Management Fee”) and an incentive management fee (the “Incentive Management Fee”). The Base Management Fee is payable in arrears quarterly (subject to availability of funds and to the satisfaction of payment obligations on the debt obligations of the Issuer (the “Priority of Payments”) in an amount equal to 0.25% per annum of the Fee Basis Amount at the beginning of the Collection Period. The Subordinated Management Fee is payable in arrears quarterly (subject to availability of funds and to the Priority of Payments) in an amount equal to 0.25% per annum of the Fee Basis Amount at the beginning of the Collection Period. The Incentive Management Fee equals 20% of the remaining interest proceeds and principal proceeds, if any, after the Subordinated Notes have realized the incentive management fee target return of 12.0%, in accordance with the Priority of Payments after making the prior distributions on the relevant payment date. For the years ended February 28, 2015, 2014 and 2013, no Incentive Management Fee’s have been paid.

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Expenses

The Issuer bears its own organizational and offering expenses, all expenses related to its investment program and expenses incurred in connection with its operations including, but not limited to, external legal, administrative, trustee, accounting, tax and audit expenses, costs related to trading, acquiring, monitoring or disposing of investments of the Issuer, and interest and other borrowing expenses, expenses of preparing and distributing reports, financial statements, and litigation or other extraordinary expenses. The Issuer has retained the Trustee to provide trustee services. Additionally, the Trustee performs loan administration, debt covenant compliance calculations, and monitoring and reporting services. For the years ended February 28, 2015, 2014 and 2013, the Issuer paid $0.1 million, $0.1 million, $0.1 million, respectively, for trustee services provided and is included in other expenses in the Statement of Operations.

Interest Expense

The Issuer has issued rated and unrated notes to finance its operations. Interest on debt is calculated by the Trustee for the Issuer. Interest is accrued and generally paid quarterly. For the years ended February 28, 2015, 2014 and 2013, $3.7 million, $5.7 million, $8.8 million of payments to the Subordinated Notes were included in interest expense in the Statement of Operations, respectively.

Risk Management

In the ordinary course of its business, the Issuer manages a variety of risks, including market risk and credit risk. Market risk is the risk of potential adverse changes to the value of investments because of changes in market conditions such as interest rate movements and volatility in investment prices.

Credit risk is the risk of default or non-performance by portfolio companies, equivalent to the investment’s carrying amount.

The Issuer is also exposed to credit risk related to maintaining all of its cash and cash equivalents, including those in reserve accounts, at a major financial institution.

The Issuer has investments in lower rated and comparable quality unrated high yield bonds and bank loans. Investments in high yield investments are accompanied by a greater degree of credit risk. The risk of loss due to default by the issuer is significantly greater for holders of high yield securities, because such investments are generally unsecured and are often subordinated to other creditors of the issuer.

New Accounting Pronouncements

In February 2015, the FASB issued ASU 2015-02, Consolidation (ASC Topic 810): Amendments to the Consolidation Analysis (“ASU 2015-02”). ASU 2015-02 significantly changes the consolidation analysis required under GAAP and ends the deferral granted to investment companies from applying the variable interest entity guidance. ASU 2015-02 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015 and early adoption is permitted. Management is currently evaluating the impact these changes will have on the Issuer’s financial statements and disclosures.

In August 2014, the FASB issued new accounting guidance that requires management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. The amendments provide a definition of the term “substantial doubt” and include principles for considering the mitigating effect of management’s plans. The amendments also require an evaluation every reporting period, including interim periods for a period of one year after the date that the financial statements are issued (or available to be issued), and certain disclosures when substantial doubt is alleviated or not alleviated. The amendments in this update are effective for reporting periods ending after December 15, 2016. Management is currently evaluating the impact of adopting this new accounting guidance update on the Issuer’s financial statements.

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In June 2014, the FASB issued ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, (“ASU 2014-11”). ASU 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Issuer’s financial statement disclosures.

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim reporting periods beginning after December 15, 2016, and early application is not permitted. The Issuer’s currently evaluating the impact this ASU will have on its consolidated financial statements.

3. Fair Value Measurements

As noted above, the Issuer values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Issuer is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Issuer has the ability to access.

•	Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs used in the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 asset, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Issuer continues to employ the valuation policy that is consistent with ASC 820 and the 1940 Act.

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The following table presents fair value measurements of investments, by major class, as of February 28, 2015, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Term loans	$—	$294,621,817	$—	$294,621,817
Structured finance securities	—	—	—	—
Equity interest	—	617,451	—	617,451

Total	$—	$295,239,268	$—	$295,239,268

The following table presents fair value measurements of investments, by major class, as of February 28, 2014, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Term loans	$—	$297,872,178	$2,618,899	$300,491,077
Structured finance securities	—	—	—	—
Equity interest	—	—	—	—

Total	$—	$297,872,178	$2,618,899	$300,491,077

Transfers into or out of Level 1, 2 or 3 are recognized at the reporting date.

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended February 28, 2015:

	Term Loans	Structured Finance Securities	Equity Interest
Balance as of February 28, 2014	$2,618,899	$—	$—
Net unrealized gains	18,651	—	—
Purchases and other adjustments to cost	3,840	—	—
Sales and redemptions	(2,658,626)	—	—
Net realized gain from investments	17,236	—	—

Balance as of February 28, 2015	$—	$—	$—

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended February 28, 2014:

	Term Loans	Structured Finance Securities	Equity Interest
Balance as of February 28, 2013	$4,256,932	$10,850,000	$1,070,563
Net unrealized gains (losses)	(45,982)	2,189,036	(394,438)
Purchases and other adjustments to cost	34,872	203,167	—
Sales and redemptions	(408,133)	(13,846,450)	(181,476)
Net realized gain (loss) from investments	102,394	604,247	(494,649)
Net transfers in and/or out of Level 3(1)	(1,321,184)	—	—

Balance as of February 28, 2014	$2,618,899	$—	$—

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(1)	The Issuer’s investment in Tectum Holdings Inc. was transferred into Level 2 during the year ended February, 28, 2014, as the reliability of market quotes became available for this investment and have been subsequently used for valuation purposes.

Transfers into or out of Level 3 are recognized at the reporting date.

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales and redemptions represent net proceeds received from investments sold, and principal paydowns received, during the period.

There were no level 3 investments held as of February 28, 2015. The net unrealized loss on level 3 investments held as of February 28, 2014, was $0.02 million, and is included in net unrealized appreciation on investments in the Statements of Operations.

Significant unobservable inputs used in the fair value measurement of the Issuer’s term loans and structured finance securities include comparable market yields. For investments utilizing a yield analysis valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption for comparable yields is accompanied by a directionally opposite change in the assumption used for pricing.

Significant unobservable inputs used in the fair value measurement of the Issuer’s equity interests include EBITDA multiples. For investments utilizing EBITDA multiples, a significant increase (decrease) in the EBITDA multiple, in isolation, would result in a significant higher (lower) fair value measurement.

4. Financing

On January 22, 2008, the Issuer issued $400.0 million of notes, consisting of Class A Floating Rate Senior Notes, Class B Floating Rate Senior Notes, Class C Deferrable Floating Rate Notes, Class D Deferrable Floating Rate Notes, Class E Deferrable Floating Rate Notes (collectively the “Secured Notes”), and Subordinated Notes. The notes were issued pursuant to the Indenture.

The Secured Notes are limited recourse obligations of the Issuer. The Subordinated Notes are unsecured, limited recourse debt obligations of the Issuer.

On October 17, 2013, the Issuer issued $284.9 million of notes (the “2013-1 CLO Notes”), consisting of Class X Floating Rate Senior Notes, Class A-1 Floating Rate Senior Notes, Class A-2 Floating Rate Senior Notes, Class B Floating Rate Senior Notes, Class C Deferrable Floating Rate Notes, Class D Deferrable Floating Rate Notes, Class E Deferrable Floating Rate Notes, and Class F Deferrable Floating Rate Notes. The 2013-1 CLO Notes were issued pursuant to the Indenture with the same Trustee. Proceeds of the issuance of the 2013-1 CLO Notes were used along with existing assets held by the Trustee to redeem all of the Secured Notes issued in 2008. The Subordinated Notes were not included in the refinancing transaction.

The 2013-1 CLO Notes are limited recourse obligations of the Issuer. The Subordinated Notes are unsecured, limited recourse debt obligations of the Issuer.

The relative order of seniority of payment of each class of securities is, as follows: first, Class X Notes, second, Class A-1 Notes, third, Class A-2 Notes, fourth, Class B Notes, fifth, Class C Notes, sixth, Class D Notes, seventh, Class E Notes, eighth, Class F Notes, and ninth, the Subordinated Notes, with (a) each class of securities (other than the Subordinated Notes) in such list being senior to each other class of securities that follows such class of securities in such list and (b) each class of securities (other than the Class X Notes) in such

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list being subordinate to each other class of securities that precedes such class of securities in such list. The Subordinated Notes are subordinated to the 2013-1 CLO Notes and are entitled to periodic payments from interest proceeds available in accordance with the Priority of Payments.

The table below sets forth certain information for each outstanding class of notes issued, pursuant to the Indenture on October 17, 2013, at February 28, 2015:

Debt Security	Interest Rate	Maturity	Principal Amount	Amount Outstanding
Class A-1 Floating Rate Senior Notes	LIBOR + 1.30%	October 20, 2023	$170,000,000	$170,000,000
Class A-2 Floating Rate Senior Notes	LIBOR + 1.50%	October 20, 2023	20,000,000	20,000,000
Class B Floating Rate Senior Notes	LIBOR + 2.00%	October 20, 2023	44,800,000	44,800,000
Class C Deferrable Floating Rate Notes	LIBOR + 2.90%	October 20, 2023	16,000,000	16,000,000
Class D Deferrable Floating Rate Notes	LIBOR + 3.50%	October 20, 2023	14,000,000	14,000,000
Class E Deferrable Floating Rate Notes	LIBOR + 4.50%	October 20, 2023	13,100,000	13,100,000
Class F Deferrable Floating Rate Notes	LIBOR + 5.75%	October 20, 2023	4,500,000	4,500,000
Subordinated Notes	N/A	October 20, 2023	30,000,000	30,000,000

			$312,400,000	$312,400,000

The table below sets forth certain information for each outstanding class of notes issued, pursuant to the Indenture on October 17, 2013, at February 28, 2014:

Debt Security	Interest Rate	Maturity	Principal Amount	Amount Outstanding
Class X Floating Rate Senior Notes	LIBOR + 1.05%	October 20, 2023	$2,500,000	$1,666,666
Class A-1 Floating Rate Senior Notes	LIBOR + 1.30%	October 20, 2023	170,000,000	170,000,000
Class A-2 Floating Rate Senior Notes	LIBOR + 1.50%	October 20, 2023	20,000,000	20,000,000
Class B Floating Rate Senior Notes	LIBOR + 2.00%	October 20, 2023	44,800,000	44,800,000
Class C Deferrable Floating Rate Notes	LIBOR + 2.90%	October 20, 2023	16,000,000	16,000,000
Class D Deferrable Floating Rate Notes	LIBOR + 3.50%	October 20, 2023	14,000,000	14,000,000
Class E Deferrable Floating Rate Notes	LIBOR + 4.50%	October 20, 2023	13,100,000	13,100,000
Class F Deferrable Floating Rate Notes	LIBOR + 5.75%	October 20, 2023	4,500,000	4,500,000
Subordinated Notes	N/A	October 20, 2023	30,000,000	30,000,000

			$314,900,000	$314,066,666

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The following table shows each outstanding class of notes issued, pursuant to the Indenture, at fair value at February 28, 2015:

Debt Security	February 28, 2015
Class A-1 Floating Rate Senior Notes	$168,987,651
Class A-2 Floating Rate Senior Notes	19,973,973
Class B Floating Rate Senior Notes	44,569,451
Class C Deferrable Floating Rate Notes	15,898,369
Class D Deferrable Floating Rate Notes	13,737,672
Class E Deferrable Floating Rate Notes	12,404,616
Class F Deferrable Floating Rate Notes	4,234,225
Subordinated Notes	17,031,146

$296,837,103

The following table shows each outstanding class of notes issued, pursuant to the Indenture, at fair value at February 28, 2014:

Debt Security	February 28, 2014
Class X Floating Rate Senior Notes	$1,664,666
Class A-1 Floating Rate Senior Notes	168,878,000
Class A-2 Floating Rate Senior Notes	20,000,000
Class B Floating Rate Senior Notes	44,679,040
Class C Deferrable Floating Rate Notes	15,944,000
Class D Deferrable Floating Rate Notes	13,766,200
Class E Deferrable Floating Rate Notes	12,481,680
Class F Deferrable Floating Rate Notes	4,398,300
Subordinated Notes	19,569,596

$301,381,482

These notes are fair valued based on a discounted cash flow model, specifically using Intex cash flow models, to form the basis for the valuation and would be classified as level 3 liabilities within the fair value hierarchy.

The following table provides the weighted average interest rate for the years ended February 28, 2015, February 28, 2014 and February 28, 2013:

		Weighted Average Interest Rate
Debt Security	Interest Rate	February 28, 2015	February 28, 2014	February 28, 2013
2013-1 CLO Notes
Class X Floating Rate Senior Notes	LIBOR + 1.05%	1.28%	1.29%	N/A
Class A-1 Floating Rate Senior Notes	LIBOR + 1.30%	1.53%	1.54%	N/A
Class A-2 Floating Rate Senior Notes	LIBOR + 1.50%	1.73%	1.74%	N/A
Class B Floating Rate Senior Notes	LIBOR + 2.00%	2.23%	2.24%	N/A
Class C Deferrable Floating Rate Notes	LIBOR + 2.90%	3.13%	3.14%	N/A
Class D Deferrable Floating Rate Notes	LIBOR + 3.50%	3.73%	3.74%	N/A
Class E Deferrable Floating Rate Notes	LIBOR + 4.50%	4.73%	4.74%	N/A
Class F Deferrable Floating Rate Notes	LIBOR + 5.75%	5.98%	5.99%	N/A
Subordinated Notes	N/A	N/A	N/A	N/A

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		Weighted Average Interest Rate
Debt Security	Interest Rate	February 28, 2015	February 28, 2014	February 28, 2013
Secured Notes
Class A Floating Rate Senior Notes	LIBOR + 0.75%	N/A	1.03%	1.15%
Class B Floating Rate Senior Notes	LIBOR + 2.50%	N/A	2.78%	2.90%
Class C Deferrable Floating Rate Notes	LIBOR + 3.75%	N/A	4.03%	4.15%
Class D Deferrable Floating Rate Notes	LIBOR + 4.70%	N/A	4.98%	5.10%
Class E Deferrable Floating Rate Notes	LIBOR + 6.45%	N/A	6.73%	6.85%

The Indenture provides that payments on the Subordinated Notes shall rank subordinate in priority of payment to payments due on all classes of 2013-1 CLO Notes and subordinate in priority of payment to the payment of fees and expenses. Distributions on the Subordinated Notes are limited to the assets of the Issuer remaining after payment of all of the liabilities of the Issuer that rank senior in priority of payment to the Subordinated Notes. To the extent that the proceeds from the collateral are not sufficient to make distributions on the Subordinated Notes the Issuer will have no further obligation in respect of the Subordinated Notes.

Interest proceeds and, after the 2013-1 CLO Notes have been paid in full, principal proceeds, in each case will be distributed to the holders of the Subordinated Notes in accordance with the Indenture.

Distributions, if any, on the Subordinated Notes will be payable quarterly on the 20th day of each January, April, July and October of each calendar year or, if any such day is not a business day, on the next succeeding business day (each, a “Payment Date”), commencing on the first Payment Date, and on January 21, 2020 (or if any such day is not a business day, the next succeeding business day) (the “Stated Redemption Date”) (if not redeemed prior to such date) sequentially in order of seniority. At the Stated Redemption Date, the Subordinated Notes will be redeemed after payment in full of all of the 2013-1 CLO Notes and the payment of all administrative and other fees and expenses. The failure to pay interest proceeds or principal proceeds to the holders of the Subordinated Notes will not be an event of default under the Indenture.

In May of 2009, the Issuer defaulted on its Class E overcollateralization ratio of 105.10%, at which point, $4.0 million of interest proceeds were used to repay the Class E Notes through November 2009. Interest on the Class C, Class D, and Class E Notes was deferred and repaid in January of 2010 upon the Issuer’s return to compliance. Distributions to the Subordinated Notes resumed in April of 2010.

As of February 28, 2015, the remaining unamortized discount on the Class A-1 Notes, Class A-2 Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes, and Class F Notes were $1.5 million, $0.2 million, $1.0 million, $0.6 million, $0.8 million, $1.5 million, and $0.6 million, respectively.

As of February 28, 2014, the remaining unamortized discount on the Class X, Class A-1 Notes, Class A-2 Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes, and Class F Notes were $0.0 million, $1.7 million, $0.2 million, $1.1 million, $0.7 million, $0.9 million, $1.7 million and $0.6 million, respectively.

5. Income Tax

Under the current laws, the Issuer is not subject to net income taxation in the United States or the Cayman Islands. Accordingly, no provision for income taxes has been made in the accompanying financial statements.

Pursuant to ASC Topic 740, Accounting for Uncertainty in Income Taxes, the Issuer adopted the provisions of FASB relating to accounting for uncertainty in income taxes which clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the

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financial statements and applies to all open tax years as of the effective date. The Investment Manager has analyzed such tax positions for uncertain tax positions for tax years that may be open (2011—2014). The Issuer identifies its major tax jurisdictions as U.S. Federal, state and foreign jurisdictions where the Issuer makes investments. As of February 28, 2015 and 2014, there was no impact to the financial statements as a result of the Issuer’s accounting for uncertainty in income taxes. The Issuer does not have any unrecognized tax benefits or liabilities for the years ended February 28, 2015, 2014, and 2013. Also, the Issuer recognizes interest and, if applicable, penalties for any uncertain tax positions, as a component of income tax expense. No interest or penalty expense was recorded by the Issuer for the years ended February 28, 2015, 2014, and 2013.

6. Commitments and Contingencies

In the ordinary course of its business, the Issuer may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Issuer. Based on its history and experience, the Investment Manager feels that the likelihood of such an event is remote.

In the ordinary course of business, the Issuer may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Issuer. As of February 28, 2015 and 2014, the Issuer is not subject to any material legal proceedings.

The terms of Collateralized Debt Investments may require the Issuer to provide funding for any unfunded portion of a Collateralized Debt Investment at the request of the borrower. At February 28, 2015 and 2014, the Issuer had no unfunded commitments.

7. Related-Party Transactions

In the ordinary course of business and as permitted per the terms of the Indenture, the Issuer may acquire or sell investments to or from related parties at the fair value at such time. For the years ended February 28, 2015, 2014, and 2013, the Issuer bought no investments from related parties and sold investments fair valued at $0.0 million, $0.3 million, and $0.0 million, respectively, to the Investment Manager.

The Subordinated Notes are wholly owned by the Investment Manager. The Subordinated Notes do not have a stated coupon rates, but are entitled to residual cash flows from the CLO’s investments after all of the other tranches of debt and certain other fees and expenses are paid. For the years ended February 28, 2015, 2014 and 2013, $3.7 million, $5.7 million, and $8.8 million of payments to the Subordinated Notes were included in interest expense in the Statement of Operations, respectively.

8. Shareholders’ Capital

Capital contributions and distributions shall be made at such time and in such amounts as determined by the Investment Manager and the Indenture.

The majority holder of the Subordinated Notes has various control rights over the CLO, including the ability to call the CLO prior to its legal maturity, replace the Investment Manager under certain circumstances, and refinance any of the outstanding debt tranches. The voting structure of the Subordinated Notes may require either majority or unanimous approval depending upon the issue.

The authorized share capital of the Issuer consists of 50,000 ordinary shares, 250 of which are owned by Maples Finance Limited and are held under the terms of a declaration of trust.

As of February 28, 2015 and February 28, 2014, net assets were $(5.8) million and $(3.3) million, respectively. These amounts include accumulated losses of $(3.3) million and accumulated gains of $0.8 million,

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respectively, which includes cumulative net investment income or loss, cumulative amounts of gains and losses realized from investment transactions, net unrealized appreciation or depreciation of investments, as well as the cumulative effect of accounting mismatches between investments accounted for at fair value and amortized cost or accrual-basis assets and liabilities as discussed in Significant Accounting Policies, above. The Issuer’s investments continue to generate sufficient liquidity to satisfy its obligations on periodic payment dates as well as comply with all performance criteria as of the Statements of Assets and Liabilities date.

9. Financial Highlights

The following is a schedule of financial highlights for the years ended February 28, 2015, 2014, and 2013:

	February 28, 2015	February 28, 2014	February 28, 2013
Average subordinated notes’ capital balance(1)	$25,077,372	$28,471,910	$27,165,497
Ratio and supplemental data:
Total Return(2)	5.34%	4.65%	73.51%
Net investment income(3)	3.17%	(7.53)%	3.80%
Total expenses(3)	49.79%	65.27%	70.97%
Base management fee(3)	3.03%	1.82%	1.47%
Subordinated management fee(3)	3.03%	4.42%	5.89%

(1)	Subordinated notes’ capital balance is calculated based on the sum of the subordinated notes outstanding amount and total net assets, net of ordinary equity.
(2)	Total return is calculated based on a time-weighted rate of return methodology. Quarterly rates of return are compounded to derive the total return reflected above. Total return is calculated for the subordinated notes’ capital taken as a whole and assumes the purchase of the subordinated notes’ capital on the first day of the period and the sale of the last day of the period.
(3)	Calculated based on the average subordinated notes’ capital balance.

10. Subsequent Events

The Investment Manager has evaluated events or transactions that have occurred since February 28, 2015 through May 20, 2015, the date the financial statements were available for issuance. The Investment Manager has determined that there are no material events that would require the disclosure in the financial statements.

S-31

Up to $ 20,000,000

Saratoga Investment Corp.

7.50% Notes Due 2020

PROSPECTUS SUPPLEMENT

Ladenburg Thalmann

October 14, 2015